UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson, Assistant Secretary

Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1.	Report to Stockholders

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (ThriventFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) where you purchased shares or, if you purchased shares through Thrivent Financial, by enrolling at Thrivent.com/gopaperless or, if you purchased directly online, by enrolling at ThriventFunds.com. You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can call 1-800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Dear Shareholder:

2018 was a great year for Thrivent Mutual Funds. We believe that our team of more than 100 investment professionals at Thrivent Asset Management (the investment adviser to Thrivent Mutual Funds), delivered some strong results this past year for shareholders like you. I encourage you to explore the fund-by-fund reviews of performance in the following semiannual report. I’ll just make a few comments on our results overall and then talk a bit about how we’re working to make our team and investment process even better for the future.

This past year we were honored with the greatest number of awards we’ve ever received from Lipper, a prominent fund research firm (now part of Refinitiv, formerly Thompson-Reuters). Lipper awards recognize consistent, risk-adjusted performance. The Thrivent Mid Cap Stock Fund (Class S) won its category over the three-, five- and ten-year periods ending November 30, 2018 (out of 333, 283 and 189 funds, respectively). For a manager to win its category for all three periods is an impressive feat, so congratulations to portfolio manager Brian Flanagan and his team. Brian has been with Thrivent since 1994 and has served as portfolio manager for the fund since 2004.

The Thrivent Small Cap Stock Fund (Class S) won its category for the three- and five-year periods ending November 30, 2018 (out of 785 and 654 funds, respectively). To be named number one out of such an enormous universe of mutual funds over multiple time periods is a great accomplishment. Matt Finn, who took over as lead portfolio manager for the fund about six years ago when it was underperforming the market, applied a disciplined investment management approach that has delivered real results for shareholders.

Thrivent Mutual Funds was also named, for the fourth year out of the past five, Best Overall Mixed Asset Small Fund Family (out of 48 fund families for the three-year period ending November 30, 2018). Our team especially values this award, since our mixed-asset funds, including our Asset Allocation Funds, are some of our largest funds and are relied upon by several hundred thousand shareholders to help them be wise with money.

Thrivent’s funds were recognized recently by Barron’s as well. Now, Barron’s uses different methodology than Lipper. Barron’s “Best Fund Families” measures entire fund families across a number of different asset classes and weights the results by fund assets. Barron’s ranked Thrivent Mutual Funds as the fourth best fund family in America for the one-year period ending December 31, 2018 (out of 57 qualifying fund families) and third best for the five-year period ending December 31, 2018 (out of 55 qualifying fund families). I mention all these awards and rankings not with the intention of grandstanding. It’s not recognition we value—though it’s nice for the team—but knowing that we’re helping shareholders like you meet your financial goals by delivering competitive investment performance, however that performance is measured.

But we never spend too much time thinking about past performance. The most important question is what we can do to make ourselves better every day and seek to deliver the best possible investment results in the future. The investment markets, and the asset management industry overall, are constantly and often rapidly changing and evolving. Thrivent’s investment team is always looking for ways we can add more value through our investment process.

I discussed our Small and Mid Cap Stock Funds above in part because they’re good examples of how we manage money at Thrivent. On the equity side, we have a team of 21 analysts who are organized by industries and by the sizes of the companies they research. Our equity analyst team provides a deep pool of knowledge that helps our portfolio managers ultimately decide which stocks go into their portfolios.

We typically run focused equity funds, with significant holdings of our highest-conviction stock picks. When Matt Finn took over our Small Cap Stock Fund and turned it around, he did so by reducing the number of holdings (while staying within his risk limits) and concentrating on picking a smaller number of stocks, with the biggest bets on those he thought offered the best opportunity.

The same approach applies at Thrivent on the fixed-income side as well. Our team of 15 analysts recommend issuers they believe have solid credit characteristics and bonds in which they see value. I’ve written more about our stock funds today but am equally proud of our fixed-income funds and will write more about those funds and that team in the future. The point, however, is that Thrivent is a firm with a deep commitment to what in the industry is called “fundamental research.” We do our homework. We buy stocks and bonds we believe in and manage our funds for the long term.

But even our long-term approach to fundamental research and asset management overall needs to evolve over time. Over the past decade, we’ve assembled a team of eight investment professionals who use a quantitative approach to manage over $10 billion in assets. More recently, we’ve been building our capabilities around alternative data sources and machine learning that we believe may help us select investments for our shareholders in the future. Already in 2019, we’ve added two professionals with Ph.Ds in mathematics and engineering to join our investment team.

We can’t promise you that our funds will always outperform. Investment results will vary, especially over the short term. What we can promise our shareholders, however, is that we will continue to come to work every day trying to make our team and our investment process better.

As always, thank you for the confidence you’ve placed in Thrivent’s investment team. We wish you and your family and friends a wonderful summer season.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Lipper Award Methodology:

Lipper Award Mixed-Asset Class Award Methodology: Asset Class Awards are given to the best large and best small fund families separately. Small fund family groups need to have at least three distinct portfolios in the mixed-asset class group to qualify for the award. For the 2019 Lipper Fund Awards From Refinitv (based on three-year period ending 11/30/2018), a small fund family is defined as having assets of $76.8 billion or less, excluding Money Market assets. The Mixed-Asset Class Award is given to the fund family with the lowest average decile rank of the three years’ Consistent Return (Effective Return) measure of the eligible funds in the asset class. In cases of identical results, the lower average percentile rank will determine the winner.

Lipper Award Fund award methodology: The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five, or 10 years.

From Refinitiv Lipper Awards, ©2019 Refinitiv. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

Barron’s Ranking Methodology:

For Barron’s Best Fund Families, Thrivent Mutual Funds was ranked #4 of 57 for one year, #3 of 55 for five years and #16 of 49 for 10 years for the periods ending 12/31/2018.

Barron’s Methodology: To qualify for the Barron’s Fund Family Rankings, a firm must have at least three funds in Lipper’s general U.S. equity category (includes single sector and country equity funds), one in world equity (which combines global and international funds), one mixed-asset fund (such as a balanced or target-date fund), two taxable bond funds and one national tax-exempt bond fund. These funds must have a minimum track record of one year. Annual management fees of the funds are included in the returns calculations, but 12b1, fund loads or sales charges are not included. Passive index funds are excluded from the rankings. Each fund’s performance is measured against all of the other funds in its Lipper category, with a percentile ranking of 100 being the highest and one the lowest. This result is then weighted by asset size, relative to the fund family’s other assets in its general classification. If a family’s biggest funds do well, that boosts its overall ranking; poor performance in its biggest funds hurts a firm’s ranking. Finally, the score is multiplied by the weighting of its general classification, as determined by the entire Lipper universe of funds. The category weightings for the one-year results in 2018 were general equity, 34.8%; mixed asset, 21.3%; world equity, 17.1%; taxable bond, 22.4%; and tax-exempt bond, 4.4%. The category weightings for the five-year results were general equity, 35.9%; mixed asset, 19.7%; world equity, 17.3%; taxable bond, 22.5%; and tax-exempt bond, 4.5%. For the 10-year list, they were general equity, 37.1%; mixed asset, 20%; world equity, 16.7%; taxable bond, 21.2%; and tax-exempt bond, 4.9%. Source: Barron’s Best Mutual Fund Families publication dated March 8, 2019.

Lipper assigns each fund to a Lipper Classification after analyzing each fund’s holdings and prospectus objectives. Once total return data has been calculated, Lipper ranks the relative performance of all funds in each classification against their respective peer groups. All rankings are based on total return and do not reflect sales charges. Performance of other share classes may differ due to differences in fund expenses. A high ranking does not imply that a fund had positive returns for the period.

Total return percentile rankings within Lipper categories, based on annualized performance as of December 31, 2018:

Mid-Cap Core Funds Category: Thrivent Mid Cap Stock Fund—Class S: 28 for the 1-year period (116 of 420); 3 for the 5-year period (7 of 299); 2 for the 10-year period (3 of 198).

Small-Cap Core Funds Category: Thrivent Small Cap Stock Fund—Class S: 28 for the 1-year period (266 of 967); 2 for the 5-year period (10 of 680); 55 for the 10-year period (270 of 498).

Sales charges are not taken into consideration for either Lipper Awards or Barron’s Rankings. Class S shares of Thrivent Mutual Funds have no sales charges. Some Thrivent Mutual Funds may have had fee waivers in effect and if they hadn’t been in effect performance would have been lower. See the Prospectus for current waiver information.

All data represents past performance. Past performance does not guarantee future results. The investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. See ThriventFunds.com for performance for the most recent month-end.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read an consider carefully before investing. Prospectuses are available at ThriventFunds.com or by calling 1-800-847-4836.

The principal underwriter for Thrivent Mutual Funds is Thrivent Distributors, LLC, member FINRA and SIPC. Asset management services for Thrivent Mutual Funds are provided by Thrivent Asset Management, LLC., a registered investment adviser. Both entities are subsidiaries of Thrivent Financial for Lutherans.

Dear Shareholder:

After a volatile finish to 2018, the stock market reversed course in early 2019, as the S&P 500® posted gains each of the first four months. For the four-month period, the S&P 500 had a total return (including dividends) of 18.25% through the end of April. (The S&P 500 is a market-cap-weighted index that represents the average performance of a group of 500 large-capitalization stocks.) Over the past six months, through April 30, the S&P 500 had a total return of 9.76%, due to market declines in November and December 2018.

Over the past six months, through April 30, the S&P 500 had a total return of 9.76%, due to market declines in November and December 2018.

Yields on 10-year U.S. Treasuries rebounded to 2.51% in April after a steep drop during the first three months of 2019. The yield on 2-year government securities was 2.27% at the April close.

Economic Review

Gross domestic product (GDP) growth, which is the broadest measure of economic output, was estimated at 3.2% (annualized) for the first quarter of 2019—a solid improvement over the 2.2% GDP growth rate in the fourth quarter of 2018, according to the U.S. Department of Commerce. The primary drivers behind the growth included increases in personal consumption expenditures, private inventory investment, exports, and state and local government spending.

Retail sales for April were up 3.1% from a year earlier, according to the Department of Commerce. Motor vehicle sales were up 2.2% from a year earlier, building materials were up 1.2%, non-store retailers (primarily online) were up 9.0%, and food and drinking places were up 5.7%. On the downside, electronics and appliance stores were down 4.3% from a year earlier.

U.S. employers have continued to add new workers for 103 consecutive months through April, according to the U.S. Bureau of Labor Statistics. The unemployment rate declined by 0.2% in April to 3.6%—the lowest rate since December 1969. Average hourly earnings have increased by 3.2% over the past 12 months to an average hourly rate of $27.70.

Consumer spending jumped 0.9% in March, the largest monthly gain since 2009, according to the Department of Commerce. The March total followed lackluster gains of 0.1% in February and 0.3% in January. Personal income ticked up 0.1% in March, while disposable personal income was flat—roughly the same as the previous month.

Oil prices have also been on the rise in 2019 after a deep slump through the fourth quarter of 2018. Through the first four months of 2019, oil prices have jumped 40.74%, as the price of a barrel of West Texas Intermediate, a grade of crude oil used as a benchmark in oil pricing, rose from $45.41 at the end of 2018 to $63.91 at the April close.

Market Review

In addition to strong growth of the S&P 500, the NASDAQ Index also posted four consecutive months of gains through April, for a total gain of 22.01%. Over the past six months, it is up only 9.45% due to market declines in late 2018. (The NASDAQ Index—National Association of Securities Dealers Automated Quotations—is an electronic stock exchange with more than 3,300 company listings.)

All 11 sectors of the S&P 500 posted gains through the first four months of 2019, with Information Technology leading the way, up 27.57%. Other leading sectors included Consumer Discretionary, up 22.33%, Industrials, up 22.02%, and Communications Services, up 21.42%.

In the international markets, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Australasia and the Far East, has followed a similar pattern to the U.S. market. It was up 13.07% through the first four months of 2019, but up only 7.45% over the past six months.

The rebound in the international market has come despite a weak European economy that continues to be dragged down by Brexit and weak financial sectors in Germany and Italy. However, that recent weakness has led to some attractive valuations in Europe, which could present some investment opportunities as the economy stabilizes.

Emerging markets have also begun to perform better thanks, in large part, to an unexpected improvement of the Chinese economy. GDP growth in China had steadily declined in recent years, but China has been attempting to stimulate its economy in recent months through a variety of economic measures.

The bond market has been fairly flat recently. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was up 2.97% through the first four months of 2019 and up 5.49% over the past six months.

Our Outlook

Capital spending has picked up this year, which is a positive trend for the long run. But in the short term, it puts pressure on corporate margins. In addition, wage increases have picked up while corporate pricing power remains weak.

Earnings for the full year are expected to be lower than they were in 2018 when the corporate tax cut added approximately 7% to 8% to earnings growth totals. But we do expect earnings to continue to increase in 2019—only at a slower pace. With strong job growth and a very modest rate of inflation, the economy appears to be on solid footing.

In the fixed-income market, government, corporate and individual higher debt levels have become the new normal. Although not an imminent threat to the markets, if economic conditions weaken, leverage in the government and corporate areas could prove problematic. Mortgage debt is also rising, but unlike the 2007—2009 period, debt levels in this area seem manageable.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Mutual Funds.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

(This page intentionally left blank)

THRIVENT AGGRESSIVE ALLOCATION FUND

David S. Royal, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Investment in Thrivent Aggressive Allocation Fund involves allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

* Effective February 28, 2019 David R. Spangler, CFA, replaced David C. Francis, CFA, as portfolio manager of the Fund.

Portfolio Composition
(% of Portfolio)
Large Cap	34.7%
International	22.0%
Short-Term Investments	14.8%
Small Cap	10.3%
Mid Cap	6.2%
Investment Grade Debt	5.0%
Foreign Currency	3.6%
Multi-Cap	3.0%
High Yield	0.4%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent International Allocation Fund, Class S	9.2%
Thrivent Large Cap Growth Fund, Class S	7.2%
Thrivent Mid Cap Stock Fund, Class S	5.7%
Thrivent Large Cap Value Fund, Class S	5.1%
Thrivent Core International Equity Fund	4.0%
Thrivent Core Low Volatility Equity Fund	3.7%
Thrivent Global Stock Fund, Class S	2.8%
Thrivent Small Cap Stock Fund, Class S	2.5%
U.S. Treasury Notes	1.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%

These securities represent 42.6% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Stephen D. Lowe, CFA, Darren M. Bagwell, CFA, and David R. Spangler, CFA, Portfolio Co-Managers*

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

Investment in Thrivent Balanced Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*

Effective February 28, 2019 Darren M. Bagwell, CFA, and David R. Spangler, CFA, were named as portfolio managers of the Fund, and Gregory R. Anderson, CFA, and Mathew D. Finn, CFA, no longer serve as portfolio managers of the Fund.

Portfolio Composition (% of Portfolio)
Common Stock	44.5%
Long-Term Fixed Income	23.5%
Bank Loans	14.8%
Short-Term Investments	8.6%
Registered Investment Companies	7.7%
Preferred Stock	0.9%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	13.9%
Information Technology	11.3%
Communications Services	8.7%
Consumer Discretionary	7.9%
Consumer Staples	7.7%
Industrials	6.7%
Affiliated Registered Investment Companies	6.5%
Health Care	6.3%
Materials	5.5%
Energy	4.7%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	6.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
Cisco Systems, Inc.	1.0%
Microsoft Corporation	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Amazon.com, Inc.	0.6%
Bank of America Corporation	0.6%
Johnson & Johnson	0.5%

These securities represent 14.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT GLOBAL STOCK FUND*

Darren M. Bagwell, CFA, Kurt J. Lauber, CFA, Lauri Brunner, David R. Spangler, CFA, and Noah J. Monsen, CFA, Portfolio Co-Managers**

The Fund seeks long-term capital growth.

Investment in Thrivent Global Stock Fund involves risks including equity security, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, other funds, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective April 30, 2019, the Fund changed its name from Thrivent Large Cap Stock to Thrivent Global Stock Fund, and implemented changes to its investment strategies.

**	Effective February 28, 2019, Darren M. Bagwell, CFA, and David R. Spangler were added as portfolio managers of the Fund.

Portfolio Composition
(% of Portfolio)
Common Stock	94.2%
Short-Term Investments	5.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	19.4%
Financials	13.6%
Consumer Discretionary	13.1%
Health Care	11.2%
Communications Services	10.0%
Industrials	9.5%
Consumer Staples	5.8%
Materials	4.3%
Energy	3.9%
Real Estate	1.7%

Top 10 Holdings
(% of Net Assets)
Microsoft Corporation	3.6%
Amazon.com, Inc.	2.8%
Apple, Inc.	2.4%
Cisco Systems, Inc.	2.3%
Alphabet, Inc., Class A	2.2%
Bank of America Corporation	1.7%
Facebook, Inc.	1.7%
Salesforce.com, Inc.	1.6%
Visa, Inc.	1.6%
Norfolk Southern Corporation	1.5%

These securities represent 21.4% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Government Bond Fund involves risks including derivatives, government securities, inflation-linked security, interest rate, investment adviser, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
U.S. Government & Agencies	49.8%
Mortgage-Backed Securities	16.0%
Commercial Mortgage-Backed Securities	13.5%
Asset-Backed Securities	5.3%
Foreign Government	3.4%
Financials	3.3%
Collateralized Mortgage Obligations	2.7%
Consumer Cyclical	1.0%
Energy	0.5%
Utilities	0.4%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	9.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	7.1%
U.S. Treasury Notes	5.5%
U.S. Treasury Notes	5.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.1%
U.S. Treasury Notes	4.9%
Federal National Mortgage Association	4.0%
U.S. Treasury Bonds	3.8%
U.S. Treasury Bonds	3.4%
U.S. Treasury Bonds, TIPS	3.2%

These securities represent 51.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT HIGH INCOME MUNICIPAL BOND FUND

Janet I. Grangaard, CFA and Johan A. Akesson, CFA, Co-Portfolio Managers

The Fund seeks a high level of current income exempt from federal income taxes. The Fund’s investment objective may be changed without shareholder approval.

Investment in the Thrivent High Income Municipal Bond Fund involves risks including credit, futures contract, high yield, interest rate, investment adviser, liquidity, market, municipal bond, portfolio turnover rate, quantitative investing, and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
Health Care	20.8%
Education	19.7%
Transportation	18.2%
Other Revenue	10.7%
General Obligation	6.7%
Water & Sewer	5.6%
Tax Revenue	4.7%
Industrial Development Revenue	4.7%
Housing Finance	3.8%
Electric Revenue	2.5%
Top 10 States
(% of Net Assets)
Colorado	9.9%
Illinois	9.6%
California	8.1%
Pennsylvania	6.9%
Michigan	5.3%
Wisconsin	5.2%
Nevada	5.2%
New Jersey	5.0%
New York	4.0%
Missouri	3.8%

Investments in securities in these States represent 63.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

Investment in Thrivent High Yield Fund involves risks including convertible securities, credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, other funds, preferred securities and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
Energy	16.3%
Communications Services	14.6%
Consumer Cyclical	13.3%
Consumer Non-Cyclical	12.6%
Capital Goods	10.6%
Financials	8.4%
Basic Materials	7.8%
Technology	6.4%
Utilities	2.8%
Transportation	0.8%
Top 10 Holdings
(% of Net Assets)
Sprint Corporation	1.2%
CCO Holdings, LLC	0.9%
Cheniere Corpus Christi Holdings, LLC	0.9%
Intelsat Jackson Holdings SA	0.9%
Alliance Data Systems Corporation	0.8%
Contura Energy, Inc., Term Loan	0.8%
CSC Holdings, LLC	0.7%
Albertson’s Companies, LLC	0.7%
Six Flags Entertainment Corporation	0.7%
CCOH Safari, LLC	0.7%

These securities represent 8.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital in order to maintain investors’ purchasing power.

Investment in Thrivent Income Fund involves risks including credit, derivatives, emerging markets, financial sector, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
Financials	27.0%
Consumer Non-Cyclical	11.0%
Energy	9.3%
Communications Services	8.3%
Utilities	6.8%
U.S. Government & Agencies	6.3%
Consumer Cyclical	5.0%
Mortgage-Backed Securities	4.6%
Technology	3.6%
Basic Materials	3.6%
Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
U.S. Treasury Bonds	1.8%
U.S. Treasury Bonds	1.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
U.S. Treasury Bonds	0.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.7%
U.S. Treasury Bonds	0.6%
U.S. Treasury Bonds	0.5%
GE Capital International Funding Company	0.5%
Smithfield Foods, Inc.	0.5%

These securities represent 10.5% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT INTERNATIONAL ALLOCATION FUND*

Managed by Thrivent Asset Management, LLC, and subadvised by Goldman Sachs Asset Management, L.P.**

The Fund seeks long-term capital growth.

Investment in Thrivent International Allocation Fund involves risks including allocation, emerging markets, equity security, foreign currency, foreign securities, growth investing, investment adviser, issuer, large cap, market, mid cap, multi-manager, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective April 30, 2019, the Fund changed its name from Thrivent Partner Worldwide Allocation Fund to Thrivent International Allocation Fund and implemented changes to its investment strategies.

**	Effective April 28, 2019, Principal Global Investors, LLC and Aberdeen Asset Managers Limited no longer serve as subadvisors of the fund.

Portfolio Composition
(% of Portfolio)
Common Stock	87.9%
Short-Term Investments	11.1%
Preferred Stock	0.8%
Long-Term Fixed Income	0.2%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	14.1%
Consumer Discretionary	13.1%
Industrials	12.1%
Consumer Staples	10.2%
Health Care	8.6%
Information Technology	8.5%
Materials	7.3%
Communications Services	5.7%
Energy	3.8%
Real Estate	3.6%
Top 10 Countries
(% of Net Assets)
Japan	18.1%
United Kingdom	12.8%
Switzerland	6.2%
France	4.9%
Australia	4.6%
Germany	4.5%
Netherlands	3.3%
Spain	3.3%
Denmark	2.5%
Italy	2.3%

Investments in securities in these countries represent 62.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP GROWTH FUND

Lauri Brunner, Portfolio Manager

The Fund seeks long-term capital appreciation.

Investment in Thrivent Large Cap Growth Fund involves risks including equity security, foreign securities, growth investing, investment adviser, issuer, large cap, market, quantitative investing, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	98.0%
Short-Term Investments	2.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	34.4%
Consumer Discretionary	20.2%
Communications Services	15.3%
Health Care	12.9%
Industrials	5.9%
Financials	5.5%
Consumer Staples	2.9%
Energy	0.8%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	8.1%
Microsoft Corporation	6.9%
Alphabet, Inc., Class A	6.0%
Facebook, Inc.	4.9%
Visa, Inc.	4.8%
Salesforce.com, Inc.	4.5%
Apple, Inc.	4.2%
NIKE, Inc.	4.0%
MasterCard, Inc.	3.7%
PayPal Holdings, Inc.	3.0%

These securities represent 50.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Investment in Thrivent Large Cap Value Fund involves risks including equity securities, foreign securities, investment adviser, issuer, large cap, market, quantitative investing, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	96.1%
Short-Term Investments	3.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.2%
Information Technology	15.0%
Health Care	14.4%
Industrials	11.4%
Energy	9.3%
Communications Services	8.4%
Consumer Discretionary	5.5%
Materials	3.0%
Consumer Staples	2.9%
Utilities	0.9%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	5.9%
Bank of America Corporation	4.7%
Microsoft Corporation	4.2%
Citigroup, Inc.	4.0%
Verizon Communications, Inc.	3.8%
Merck & Company, Inc.	3.3%
Lowe’s Companies, Inc.	3.3%
Chevron Corporation	3.2%
Comcast Corporation	2.6%
United Technologies Corporation	2.6%

These securities represent 37.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

Investment in Thrivent Limited Maturity Bond Fund involves risks including collateralized debt obligations (“CDO”), credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
U.S. Government & Agencies	26.3%
Asset-Backed Securities	22.0%
Financials	12.5%
Collateralized Mortgage Obligations	11.3%
Consumer Non-Cyclical	4.3%
Mortgage-Backed Securities	4.1%
Energy	3.0%
Utilities	2.6%
Communications Services	2.1%
Transportation	2.0%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	6.2%
U.S. Treasury Notes	4.9%
U.S. Treasury Notes	2.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
U.S. Treasury Notes	2.2%
U.S. Treasury Notes	2.0%
U.S. Treasury Notes	1.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.3%
U.S. Treasury Bonds	1.0%
U.S. Treasury Bonds	0.9%

These securities represent 24.5% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Fund seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Low Volatility Equity Fund involves risks including equity security, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	94.1%
Short-Term Investments	5.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Consumer Staples	14.3%
Health Care	14.1%
Information Technology	12.4%
Financials	11.4%
Consumer Discretionary	10.1%
Industrials	7.9%
Real Estate	7.9%
Utilities	7.5%
Communications Services	7.0%
Energy	0.7%

Top 10 Holdings
(% of Net Assets)
PepsiCo, Inc.	2.1%
CGI, Inc.	2.0%
Nestle SA	2.0%
Johnson & Johnson	1.9%
Duke Energy Corporation	1.9%
SmartCentres Real Estate Investment Trust	1.8%
Japan Tobacco, Inc.	1.7%
Allstate Corporation	1.7%
NTT DOCOMO, INC.	1.6%
Canon, Inc.	1.6%

These securities represent 18.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Investment in Thrivent Mid Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, mid cap, other funds, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	92.4%
Short-Term Investments	7.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	16.9%
Industrials	16.8%
Information Technology	14.3%
Consumer Discretionary	9.3%
Real Estate	8.0%
Health Care	7.4%
Utilities	5.6%
Energy	4.1%
Materials	4.0%
Consumer Staples	3.0%

Top 10 Holdings
(% of Net Assets)
Zions Bancorporations NA	3.4%
Southwest Airlines Company	3.0%
Huntington Ingalls Industries, Inc.	2.7%
Akamai Technologies, Inc.	2.7%
Assured Guaranty, Ltd.	2.5%
E*TRADE Financial Corporation	2.3%
KeyCorp	2.0%
Edwards Lifesciences Corporation	2.0%
CSX Corporation	2.0%
Verisk Analytics, Inc.	2.0%

These securities represent 24.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MODERATE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderate Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, portfolio turnover rate, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	34.4%
Large Cap	25.1%
Short-Term Investments	11.4%
International	11.3%
Mid Cap	4.7%
High Yield	3.0%
Multi-Cap	2.5%
Foreign Currency	2.5%
Small Cap	2.0%
Emerging Markets Debt	1.6%
Floating Rate Debt	1.5%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund, Class S	7.8%
Thrivent Large Cap Growth Fund, Class S	7.0%
Thrivent International Allocation Fund, Class S	5.2%
Thrivent Income Fund, Class S	4.6%
Thrivent Mid Cap Stock Fund, Class S	4.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.2%
Thrivent Core Low Volatility Equity Fund	3.0%
Thrivent Limited Maturity Bond Fund, Class S	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.3%
Thrivent Global Stock Fund, Class S	2.1%

These securities represent 43.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Investment in Thrivent Moderately Aggressive Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

Portfolio Composition
(% of Portfolio)
Large Cap	35.9%
Investment Grade Debt	19.2%
International	14.0%
Short-Term Investments	12.0%
Mid Cap	6.3%
Small Cap	3.9%
Multi-Cap	2.6%
Foreign Currency	2.5%
High Yield	1.8%
Emerging Markets Debt	0.9%
Floating Rate Debt	0.9%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent International Allocation Fund, Class S	8.1%
Thrivent Large Cap Value Fund, Class S	7.8%
Thrivent Large Cap Growth Fund, Class S	7.5%
Thrivent Mid Cap Stock Fund, Class S	5.8%
Thrivent Global Stock Fund, Class S	4.6%
Thrivent Core Low Volatility Equity Fund	3.1%
Thrivent Core International Equity Fund	2.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Thrivent Income Fund, Class S	2.2%
Thrivent Small Cap Stock Fund, Class S	1.5%

These securities represent 46.0% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderately Conservative Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, portfolio turnover rate, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	48.1%
Large Cap	15.4%
Short-Term Investments	12.0%
International	8.0%
High Yield	4.2%
Mid Cap	3.6%
Emerging Markets Debt	2.2%
Floating Rate Debt	2.1%
Foreign Currency	1.8%
Multi-Cap	1.6%
Small Cap	1.0%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund, Class S	7.7%
Thrivent Large Cap Value Fund, Class S	7.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.6%
Thrivent Limited Maturity Bond Fund, Class S	4.2%
Thrivent International Allocation Fund, Class S	4.2%
Thrivent Large Cap Growth Fund, Class S	3.8%
Thrivent Core Emerging Markets Debt Fund	2.7%
Thrivent High Yield Fund, Class S	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%

These securities represent 42.6% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

Investment in Thrivent Money Market Fund involves risks including credit, government securities, interest rate, money market fund and redemption risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	86.6%
U.S. Treasury Debt	13.4%

Total	100.0%

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Portfolio Composition is subject to change.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Investment in Thrivent Municipal Bond Fund involves risks including credit, futures contract, interest rate, investment adviser, liquidity, market, municipal bond, and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
Transportation	18.6%
Health Care	16.2%
Education	15.5%
Escrowed/Pre-refunded	11.7%
General Obligation	11.4%
Tax Revenue	7.8%
Water & Sewer	7.4%
Other Revenue	4.7%
Electric Revenue	4.4%
Housing Finance	0.8%

Top 10 States
(% of Net Assets)
California	10.5%
Texas	8.7%
New York	7.8%
Illinois	7.6%
Ohio	5.2%
Massachusetts	4.8%
Florida	4.5%
Colorado	4.3%
Minnesota	3.2%
Virginia	3.1%

Investments in securities in these States represent 59.7% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Stephen D. Lowe, CFA, Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

Investment in Thrivent Opportunity Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, real estate investment trust (REIT) and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Major Market Sectors
(% of Net Assets)
Affiliated Fixed Income Holdings	14.5%
Financials	11.3%
Mortgage-Backed Securities	11.3%
Communications Services	10.0%
Consumer Non-Cyclical	8.9%
Collateralized Mortgage Obligations	8.0%
Consumer Cyclical	6.8%
Energy	6.1%
Asset-Backed Securities	5.8%
Capital Goods	3.8%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	14.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.3%
Scientific Games International, Inc., Term Loan	0.8%
Sable International Finance, Ltd., Term Loan	0.7%
Air Medical Group Holdings, Inc., Term Loan	0.7%
First Data Corporation, Term Loan	0.7%

These securities represent 28.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

Investment in the Thrivent Partner Emerging Markets Equity Fund involves risks including convertible securities, emerging markets, equity security, financial sector, foreign currency, foreign securities, investment adviser, issuer, large cap, market, mid cap, preferred securities and small cap risk. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	92.5%
Preferred Stock	5.2%
Short-Term Investments	2.3%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.6%
Communications Services	13.6%
Information Technology	12.5%
Consumer Staples	12.3%
Consumer Discretionary	10.7%
Materials	10.1%
Industrials	4.7%
Real Estate	4.0%
Energy	3.9%
Health Care	0.6%

Top 10 Countries
(% of Net Assets)
India	13.8%
China	13.2%
Cayman Islands	12.2%
Brazil	10.9%
South Korea	6.9%
Hong Kong	6.5%
Taiwan	5.2%
Indonesia	5.2%
Mexico	5.2%
South Africa	4.2%

Investments in securities in these countries represent 83.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP GROWTH FUND

David J. Lettenberger, CFA, Portfolio Manager

The Fund seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Small Cap Growth Fund involves risks including equity security, growth investing, investment adviser, issuer, market, small cap, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	92.3%
Short-Term Investments	4.8%
Registered Investment Companies	2.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	31.3%
Health Care	18.4%
Industrials	14.5%
Consumer Discretionary	14.0%
Financials	8.8%
Consumer Staples	3.5%
Unaffiliated Registered Investment Companies	2.9%
Energy	2.3%
Real Estate	0.5%
Communications Services	0.5%

Top 10 Holdings
(% of Net Assets)
Monolithic Power Systems, Inc.	3.3%
Proofpoint, Inc.	2.6%
New Relic, Inc.	2.5%
Rogers Corporation	2.3%
Guidewire Software, Inc.	2.1%
Five Below, Inc.	2.0%
SPDR S&P Biotech ETF	2.0%
Planet Fitness, Inc.	2.0%
Dolby Laboratories, Inc.	2.0%
Veeva Systems, Inc.	1.7%

These securities represent 22.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Small Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	92.7%
Registered Investment Companies	4.5%
Short-Term Investments	2.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	21.3%
Information Technology	16.2%
Industrials	15.7%
Health Care	10.9%
Consumer Staples	7.2%
Consumer Discretionary	5.7%
Real Estate	5.5%
Unaffiliated Registered Investment Companies	4.5%
Energy	3.9%
Materials	3.6%

Top 10 Holdings
(% of Net Assets)
Rogers Corporation	2.1%
Assured Guaranty, Ltd.	2.0%
Dolby Laboratories, Inc.	2.0%
Children’s Place, Inc.	1.8%
MRC Global, Inc.	1.8%
Cott Corporation	1.7%
Scotts Miracle-Gro Company	1.7%
Euronav NV	1.7%
Kemper Corporation	1.6%
LHC Group, Inc.	1.6%

These securities represent 18.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A semiannual account maintenance fee of $10 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid during Period 11/1/2018 - 4/30/2019*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,085	$4.85	0.94%
Class S	$1,000	$1,086	$3.84	0.74%

Hypothetical**
Class A	$1,000	$1,020	$4.69	0.94%
Class S	$1,000	$1,021	$3.72	0.74%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,057	$5.30	1.04%
Class S	$1,000	$1,058	$3.89	0.76%

Hypothetical**
Class A	$1,000	$1,020	$5.21	1.04%
Class S	$1,000	$1,021	$3.82	0.76%
Thrivent Global Stock Fund

Actual
Class A	$1,000	$1,075	$5.18	1.01%
Class S	$1,000	$1,077	$3.34	0.65%

Hypothetical**
Class A	$1,000	$1,020	$5.04	1.01%
Class S	$1,000	$1,022	$3.26	0.65%

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid during Period 11/1/2018 - 4/30/2019*	Annualized Expense Ratio
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,043	$4.30	0.85%
Class S	$1,000	$1,044	$3.80	0.75%

Hypothetical**
Class A	$1,000	$1,021	$4.26	0.85%
Class S	$1,000	$1,021	$3.76	0.75%
Thrivent High Income Municipal Bond Fund

Actual
Class S	$1,000	$1,066	$3.38	0.66%

Hypothetical**
Class S	$1,000	$1,022	$3.31	0.66%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,052	$4.10	0.81%
Class S	$1,000	$1,053	$2.80	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.04	0.81%
Class S	$1,000	$1,022	$2.76	0.55%
Thrivent Income Fund

Actual
Class A	$1,000	$1,064	$3.95	0.77%
Class S	$1,000	$1,064	$2.35	0.46%

Hypothetical**
Class A	$1,000	$1,021	$3.86	0.77%
Class S	$1,000	$1,023	$2.31	0.46%
Thrivent International Allocation Fund

Actual
Class A	$1,000	$1,080	$6.96	1.35%
Class S	$1,000	$1,082	$4.87	0.94%

Hypothetical**
Class A	$1,000	$1,018	$6.75	1.35%
Class S	$1,000	$1,020	$4.73	0.94%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,116	$6.01	1.15%
Class S	$1,000	$1,118	$4.19	0.80%

Hypothetical**
Class A	$1,000	$1,019	$5.74	1.15%
Class S	$1,000	$1,021	$4.00	0.80%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,050	$4.61	0.91%
Class S	$1,000	$1,052	$2.75	0.54%

Hypothetical**
Class A	$1,000	$1,020	$4.54	0.91%
Class S	$1,000	$1,022	$2.71	0.54%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,023	$3.09	0.62%
Class S	$1,000	$1,023	$2.16	0.43%

Hypothetical**
Class A	$1,000	$1,022	$3.09	0.62%
Class S	$1,000	$1,023	$2.16	0.43%

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid during Period 11/1/2018 - 4/30/2019*	Annualized Expense Ratio
Thrivent Low Volatility Equity Fund

Actual
Class S	$1,000	$1,087	$6.21	1.20%

Hypothetical**
Class S	$1,000	$1,019	$6.01	1.20%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,077	$5.40	1.05%
Class S	$1,000	$1,079	$3.96	0.77%

Hypothetical**
Class A	$1,000	$1,020	$5.25	1.05%
Class S	$1,000	$1,021	$3.85	0.77%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,072	$4.13	0.80%
Class S	$1,000	$1,074	$2.91	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.02	0.80%
Class S	$1,000	$1,022	$2.84	0.57%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,080	$4.26	0.83%
Class S	$1,000	$1,082	$3.19	0.62%

Hypothetical**
Class A	$1,000	$1,021	$4.13	0.83%
Class S	$1,000	$1,022	$3.10	0.62%
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,065	$4.22	0.82%
Class S	$1,000	$1,066	$2.97	0.58%

Hypothetical**
Class A	$1,000	$1,021	$4.13	0.82%
Class S	$1,000	$1,022	$2.90	0.58%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,009	$2.62	0.53%
Class S	$1,000	$1,010	$2.04	0.41%

Hypothetical**
Class A	$1,000	$1,022	$2.64	0.53%
Class S	$1,000	$1,023	$2.05	0.41%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,050	$3.81	0.75%
Class S	$1,000	$1,051	$2.75	0.54%

Hypothetical**
Class A	$1,000	$1,021	$3.76	0.75%
Class S	$1,000	$1,022	$2.71	0.54%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,034	$4.53	0.90%
Class S	$1,000	$1,035	$3.17	0.63%

Hypothetical**
Class A	$1,000	$1,020	$4.50	0.90%
Class S	$1,000	$1,022	$3.15	0.63%

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid during Period 11/1/2018 - 4/30/2019*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,195	$8.98	1.65%
Class S	$1,000	$1,196	$7.19	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.25	1.65%
Class S	$1,000	$1,018	$6.61	1.32%
Thrivent Small Cap Growth Fund

Actual
Class S	$1,000	$1,099	$6.39	1.23%

Hypothetical**
Class S	$1,000	$1,019	$6.15	1.23%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,068	$5.85	1.14%
Class S	$1,000	$1,070	$4.35	0.85%

Hypothetical**
Class A	$1,000	$1,019	$5.71	1.14%
Class S	$1,000	$1,021	$4.25	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (42.9%)	Value	% of Net Assets
Affiliated (41.5%)
5,805,748	Thrivent Core International Equity Fund	$55,561,005	4.0%
4,492,700	Thrivent Core Low Volatility Equity Fund	51,396,492	3.7%
1,438,675	Thrivent Global Stock Fund, Class S	37,909,096	2.8%
1,373,554	Thrivent High Yield Fund, Class S	6,524,383	0.5%
468,516	Thrivent Income Fund, Class S	4,258,814	0.3%
12,460,414	Thrivent International Allocation Fund, Class S	125,600,975	9.2%
7,873,588	Thrivent Large Cap Growth Fund, Class S	99,443,418	7.2%
3,149,903	Thrivent Large Cap Value Fund, Class S	70,557,834	5.1%
566,916	Thrivent Limited Maturity Bond Fund, Class S	7,041,099	0.5%
2,888,305	Thrivent Mid Cap Stock Fund, Class S	78,764,078	5.7%
1,371,927	Thrivent Small Cap Stock Fund, Class S	33,886,600	2.5%

	Total	570,943,794

Unaffiliated (1.4%)
27,640	SPDR S&P 500 ETF Trust	8,126,713	0.6%
35,954	Vanguard Real Estate ETF	3,119,728	0.2%
	Other Securities^	7,734,420	0.6%

	Total	18,980,861

	Total Registered Investment Companies (cost $461,936,687)	589,924,655

Shares	Common Stock (36.0%)	Value	% of Net Assets

Communications Services (1.3%)
2,236	Alphabet, Inc., Class Aa	2,680,874	0.2%
46,914	Verizon Communications, Inc.	2,683,012	0.2%
	Other Securities^	13,044,004	0.9%

	Total	18,407,890

Consumer Discretionary (3.6%)
2,198	Amazon.com, Inc.[a]	4,234,491	0.3%
22,528	Children’s Place, Inc.[b]	2,541,609	0.2%
16,579	Five Below, Inc.[a]	2,427,000	0.2%
30,630	Planet Fitness, Inc.[a]	2,318,691	0.2%
	Other Securities^	37,530,788	2.7%

	Total	49,052,579

Consumer Staples (1.6%)
22,964	Casey’s General Stores, Inc.	3,039,285	0.2%
59,670	Turning Point Brands, Inc.	2,552,086	0.2%
	Other Securities^	16,048,735	1.2%

	Total	21,640,106

Energy (1.3%)
19,461	Chevron Corporation	2,336,488	0.2%
	Other Securities^	15,798,133	1.1%

	Total	18,134,621

Financials (6.0%)
57,441	Assured Guaranty, Ltd.	2,739,936	0.2%
126,077	Bank of America Corporation	3,855,435	0.3%
41,801	Citigroup, Inc.	2,955,331	0.2%
	Other Securities^	73,299,083	5.3%

	Total	82,849,785

Health Care (5.2%)
52,683	Catalent, Inc.[a]	2,361,252	0.2%
25,615	Johnson & Johnson	3,616,838	0.3%
26,329	LHC Group, Inc.[a]	2,925,415	0.2%
29,630	Merck & Company, Inc.	2,332,177	0.2%
12,395	Teleflex, Inc.	3,547,201	0.3%
11,511	UnitedHealth Group, Inc.	2,682,869	0.2%
18,931	Veeva Systems, Inc.[a]	2,647,879	0.2%
122,049	Wright Medical Group NVa,b	3,608,989	0.3%
	Other Securities^	46,910,808	3.3%

	Total	70,633,428

Industrials (5.9%)
20,353	Honeywell International, Inc.	3,533,891	0.3%
142,302	MRC Global, Inc.[a]	2,466,094	0.2%
80,564	Ritchie Brothers Auctioneers, Inc.	2,802,822	0.2%
19,852	United Technologies Corporation	2,831,094	0.2%
17,115	Verisk Analytics, Inc.	2,415,611	0.2%
36,359	Waste Connections, Inc.	3,373,024	0.3%
	Other Securities^	63,836,783	4.5%

	Total	81,259,319

Information Technology (8.4%)
33,163	Amphenol Corporation	3,301,708	0.2%
18,738	Apple, Inc.	3,760,154	0.3%
9,032	Arista Networks, Inc.[a]	2,820,603	0.2%
63,210	Ciena Corporation[a]	2,424,736	0.2%
121,126	Cisco Systems, Inc.	6,777,000	0.5%
73,526	Dolby Laboratories, Inc.	4,756,397	0.4%
27,645	Guidewire Software, Inc.[a]	2,944,192	0.2%
9,703	MasterCard, Inc.	2,466,891	0.2%
54,336	Microsoft Corporation	7,096,282	0.5%
26,403	Monolithic Power Systems, Inc.	4,111,211	0.3%
26,659	New Relic, Inc.[a]	2,805,593	0.2%
46,536	Oracle Corporation	2,574,837	0.2%
22,990	Rogers Corporation[a]	3,851,285	0.3%
24,601	Synopsys, Inc.[a]	2,978,689	0.2%
43,450	Virtusa Corporation[a]	2,413,647	0.2%
	Other Securities^	60,289,780	4.3%

	Total	115,373,005

Materials (1.1%)
	Other Securities^	14,570,615	1.1%

	Total	14,570,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value	% of Net Assets
Real Estate (1.2%)
	Other Securities^	$16,088,326	1.2%

	Total	16,088,326

Utilities (0.4%)
	Other Securities^	5,837,186	0.4%

	Total	5,837,186

	Total Common Stock (cost $397,384,953)	493,846,860

Principal Amount	Long-Term Fixed Income (4.7%)	Value	% of Net Assets

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	137,159	<0.1%

	Total	137,159

Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	534,499	0.1%

	Total	534,499

Mortgage-Backed Securities (2.1%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$6,725,000	3.500%, 5/1/2049[c]	6,786,529	0.5%
14,835,000	4.000%, 5/1/2049[c]	15,223,127	1.1%
5,750,000	4.500%, 6/1/2049[c]	5,979,039	0.4%
1,195,000	4.500%, 5/1/2049[c]	1,243,347	0.1%

	Total	29,232,042

U.S. Government & Agencies (2.5%)
	U.S. Treasury Bonds
4,500,000	2.875%, 5/15/2028	4,640,977	0.3%
3,971,000	2.250% - 5.250%, 11/15/2027 - 5/15/2046	3,805,804	0.3%
	U.S. Treasury Notes
17,570,000	2.500%, 2/28/2026	17,690,107	1.3%
8,120,000	1.000% - 2.750%, 10/15/2019 - 1/31/2026	8,060,623	0.6%

	Total	34,197,511

	Total Long-Term Fixed Income (cost $63,875,339)	64,101,211

Shares	Collateral Held for Securities Loaned (1.1%)	Value	% of Net Assets
15,525,737	Thrivent Cash Management Trust	15,525,737	1.1%

	Total Collateral Held for Securities Loaned (cost $15,525,737)	15,525,737

Shares or Principal Amount	Short-Term Investments (18.5%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
6,400,000	2.385%, 6/19/2019[d,e]	6,379,006	0.4%
2,600,000	2.390%, 7/10/2019[d,e]	2,587,816	0.2%
	Federal Home Loan Bank Discount Notes
7,700,000	2.390% - 2.435%, 5/8/2019 - 7/5/2019[d,e]	7,691,117	0.6%
	Thrivent Core Short-Term Reserve Fund
23,761,634	2.690%	237,616,344	17.3%

	Total Short-Term Investments (cost $254,274,598)	254,274,283

	Total Investments (cost $1,192,997,314) 103.2%	$1,417,672,746

	Other Assets and Liabilities, Net (3.2%)	(44,356,456)

	Total Net Assets 100.0%	$1,373,316,290

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of April 30, 2019:

Securities Lending Transactions
Common Stock	$15,172,404

Total lending	$15,172,404
Gross amount payable upon return of collateral for securities loaned	$15,525,737

Net amounts due to counterparty	$353,333

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$256,438,689
Gross unrealized depreciation	(22,996,443)

Net unrealized appreciation (depreciation)	$233,442,246

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,500,173,281

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	18,407,890	17,775,210	632,680	–
Consumer Discretionary	49,052,579	47,604,513	1,448,066	–
Consumer Staples	21,640,106	20,420,623	1,219,483	–
Energy	18,134,621	17,917,041	217,580	–
Financials	82,849,785	81,715,069	1,134,716	–
Health Care	70,633,428	69,871,152	762,276	–
Industrials	81,259,319	80,039,530	1,219,789	–
Information Technology	115,373,005	114,503,698	869,307	–
Materials	14,570,615	13,674,704	895,910	1
Real Estate	16,088,326	15,570,075	518,251	–
Utilities	5,837,186	5,542,607	294,579	–

Registered Investment Companies
Affiliated	463,986,297	463,986,297	–	–
Unaffiliated	18,980,861	18,980,861	–	–

Long-Term Fixed Income
Collateralized Mortgage Obligations	137,159	–	137,159	–
Commercial Mortgage-Backed Securities	534,499	–	534,499	–
Mortgage-Backed Securities	29,232,042	–	29,232,042	–
U.S. Government & Agencies	34,197,511	–	34,197,511	–
Short-Term Investments	16,657,939	–	16,657,939	–

Subtotal Investments in Securities	$1,057,573,168	$967,601,380	$89,971,787	$1

Other Investments *	Total

Affiliated Short-Term Investments	237,616,344
Affiliated Registered Investment Companies	106,957,497
Collateral Held for Securities Loaned	15,525,737

Subtotal Other Investments	$360,099,578

Total Investments at Value	$1,417,672,746

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	17,649,789	17,649,789	–	–

Total Asset Derivatives	$17,649,789	$17,649,789	$–	$–

Liability Derivatives
Futures Contracts	7,710,329	7,710,329	–	–

Total Liability Derivatives	$7,710,329	$7,710,329	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Aggressive Allocation Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $16,657,939 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	35	June 2019	$7,441,201	$14,072
CBOT 5-Yr. U.S. Treasury Note	59	June 2019	6,806,810	15,987
CME E-mini S&P 500 Index	1,488	June 2019	206,105,294	13,263,106
CME Euro Foreign Exchange Currency	442	June 2019	62,216,923	30,489
CME Ultra Long Term U.S. Treasury Bond	13	June 2019	2,087,965	47,691
Eurex Euro STOXX 50 Index	2,128	June 2019	82,443,918	233,935
ICE mini MSCI EAFE Index	79	June 2019	7,319,908	252,243
ICE US mini MSCI Emerging Markets Index	1,796	June 2019	93,209,694	3,792,266

Total Futures Long Contracts			$467,631,713	$17,649,789

CBOT 10-Yr. U.S. Treasury Note	(36)	June 2019	($4,404,259)	($47,928)
CBOT U.S. Long Bond	(10)	June 2019	(1,473,124)	(1,564)
CBOT Ultra 10-Yr. U.S. Treasury Note	(5)	June 2019	(649,984)	(8,922)
CME E-mini Russell 2000 Index	(544)	June 2019	(41,765,525)	(1,596,715)
CME E-mini S&P Mid-Cap 400 Index	(605)	June 2019	(113,335,500)	(6,055,200)

Total Futures Short Contracts			($161,628,392)	($7,710,329)

Total Futures Contracts			$306,003,321	$9,939,460

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$17,541,550
Total Equity Contracts		17,541,550

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	77,750
Total Interest Rate Contracts		77,750

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	30,489
Total Foreign Exchange Contracts		30,489

Total Asset Derivatives		$17,649,789

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	7,651,915
Total Equity Contracts		7,651,915

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	58,414
Total Interest Rate Contracts		58,414

Total Liability Derivatives		$7,710,329

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,346)
Total Interest Rate Contracts		(1,346)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,381,407
Total Equity Contracts		5,381,407

Total		$5,380,061

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	12,625,576
Total Equity Contracts		12,625,576

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	125,958
Total Interest Rate Contracts		125,958

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	30,489
Total Foreign Exchange Contracts		30,489

Total		$12,782,023

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$399,914,492
Futures - Short	(200,120,740)
Interest Rate Contracts
Futures - Long	8,161,556
Futures - Short	(5,506,326)
Foreign Exchange Contracts
Futures - Long	343,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core International Equity	$52,041	$1,682	$ –	$55,561	5,806	4.0%
Core Low Volatility Equity	45,522	1,750	–	51,396	4,493	3.7
High Yield, Class S	6,193	180	–	6,524	1,374	0.5
Income, Class S	4,001	76	–	4,259	469	0.3
Large Cap Growth, Class S	88,938	8,141	–	99,443	7,874	7.2
Global Stock, Class S	35,210	3,069	–	37,909	1,439	2.8
Large Cap Value, Class S	67,069	4,500	–	70,558	3,150	5.1
Limited Maturity Bond, Class S	6,881	92	–	7,041	567	0.5
Mid Cap Stock, Class S	72,985	6,988	–	78,764	2,888	5.7
International Allocation, Class S	116,054	6,423	–	125,601	12,460	9.2
Small Cap Stock, Class S	31,672	3,680	–	33,887	1,372	2.5

Total Affiliated Registered Investment Companies	526,566			570,943		41.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	193,615	181,238	137,237	237,616	23,762	17.3

Total Affiliated Short-Term Investments	193,615			237,616		17.3

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	9,153	72,115	65,742	15,526	15,526	1.1

Total Collateral Held for Securities Loaned	9,153			15,526		1.1

Total Value	$729,334			$824,085

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Registered Investment Companies
Core International Equity	$–	$1,838	$ –	$1,682
Core Low Volatility Equity Fund	–	4,125	993	757
High Yield, Class S	–	152	–	179
Income, Class S	–	181	–	76
Large Cap Growth, Class S	–	2,365	8,141	–
Global Stock, Class S	–	(369)	2,515	554
Large Cap Value, Class S	–	(1,011)	3,426	1,073
Limited Maturity Bond, Class S	–	68	–	92
Mid Cap Stock, Class S	–	(1,209)	6,675	313
International Allocation, Class S	–	3,124	3,732	2,691
Small Cap Stock, Class S	–	(1,465)	3,679	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	2,842

Total Income from Affiliated Investments				$10,259

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	26

Total Affiliated Income from Securities Loaned, Net				$26

Total	$–	$7,799	$29,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (15.5%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$2,579,115	0.7%

	Total	2,579,115

Capital Goods (1.1%)
	Other Securities^	4,454,894	1.1%

	Total	4,454,894

Communications Services (4.0%)
	CenturyLink, Inc., Term Loan
$1,478,620	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	1,468,358	0.4%
	Sprint Communications, Inc., Term Loan
1,151,500	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	1,117,243	0.3%
1,780,537	5.500%, (LIBOR 1M + 3.000%), 2/3/2024[a,b]	1,751,604	0.5%
	Other Securities^	11,143,250	2.8%

	Total	15,480,455

Consumer Cyclical (1.9%)
	Scientific Games International, Inc., Term Loan
1,655,694	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	1,650,628	0.4%
	Other Securities^	5,868,107	1.5%

	Total	7,518,735

Consumer Non-Cyclical (2.9%)
	Air Medical Group Holdings, Inc., Term Loan
1,501,000	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,462,409	0.4%
	Albertson’s, LLC, Term Loan
1,192,012	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	1,192,763	0.3%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,233,143	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	1,174,568	0.3%
	Ortho-Clinical Diagnostics SA, Term Loan
1,082,900	5.733%, (LIBOR 1M + 3.250%), 6/1/2025[a,b]	1,061,697	0.3%
	Other Securities^	6,400,017	1.6%

	Total	11,291,454

Energy (1.1%)
	Radiate Holdco, LLC, Term Loan
1,293,501	5.483%, (LIBOR 1M + 3.000%), 2/1/2024a,b	1,288,884	0.4%
	Other Securities^	2,797,193	0.7%

	Total	4,086,077

Financials (2.2%)
	Sable International Finance, Ltd., Term Loan
1,259,520	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	1,264,092	0.3%
	Tronox Finance, LLC, Term Loan
1,284,716	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[a,b]	1,287,131	0.3%
	Other Securities^	5,817,348	1.6%

	Total	8,368,571

Technology (1.0%)
	First Data Corporation, Term Loan
1,345,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,344,597	0.4%
	Rackspace Hosting, Inc., Term Loan
1,363,907	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[a,b]	1,289,028	0.3%
	Other Securities^	1,142,463	0.3%

	Total	3,776,088

Utilities (0.6%)
	Other Securities^	2,261,231	0.6%

	Total	2,261,231

	Total Bank Loans (cost $60,412,396)	59,816,620

Shares	Common Stock (46.6%)	Value	% of Net Assets
Communications Services (2.8%)
1,100	Alphabet, Inc., Class Ac	1,318,856	0.3%
965	Alphabet, Inc., Class Cc	1,146,883	0.3%
5,720	Facebook, Inc.[c]	1,106,248	0.3%
24,240	Verizon Communications, Inc.	1,386,286	0.4%
	Other Securities^	5,983,138	1.5%

	Total	10,941,411

Consumer Discretionary (4.8%)
1,119	Amazon.com, Inc.[c]	2,155,776	0.6%
10,580	Lowe’s Companies, Inc.	1,197,021	0.3%
	Other Securities^	15,225,052	3.9%

	Total	18,577,849

Consumer Staples (3.3%)
52,700	Japan Tobacco, Inc.	1,217,772	0.3%
9,080	PepsiCo, Inc.	1,162,694	0.3%
19,047	Unilever plc	1,154,537	0.3%
10,630	Wal-Mart Stores, Inc.	1,093,189	0.3%
	Other Securities^	8,006,801	2.1%

	Total	12,634,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value	% of Net Assets
Energy (1.9%)
10,171	Chevron Corporation	$1,221,130	0.3%
	Other Securities^	6,302,704	1.6%

	Total	7,523,834

Financials (7.6%)
69,509	Bank of America Corporation	2,125,585	0.6%
22,209	Citigroup, Inc.	1,570,176	0.4%
24,878	Zions Bancorporations NA	1,227,232	0.3%
	Other Securities^	24,594,392	6.3%

	Total	29,517,385

Health Care (6.2%)
17,687	Gilead Sciences, Inc.	1,150,363	0.3%
14,355	Johnson & Johnson	2,026,926	0.5%
14,000	Medtronic plc	1,243,340	0.3%
15,460	Merck & Company, Inc.	1,216,857	0.3%
14,924	Novartis AG	1,222,874	0.3%
27,758	Novo Nordisk AS	1,359,991	0.4%
4,423	Roche Holding AG	1,167,068	0.3%
3,840	Thermo Fisher Scientific, Inc.	1,065,408	0.3%
6,434	UnitedHealth Group, Inc.	1,499,572	0.4%
	Other Securities^	11,907,174	3.1%

	Total	23,859,573

Industrials (6.6%)
11,024	Honeywell International, Inc.	1,914,097	0.5%
10,829	United Technologies Corporation	1,544,324	0.4%
	Other Securities^	22,192,605	5.7%

	Total	25,651,026

Information Technology (8.9%)
9,982	Apple, Inc.	2,003,088	0.5%
65,653	Cisco Systems, Inc.	3,673,285	1.0%
5,123	MasterCard, Inc.	1,302,472	0.3%
28,084	Microsoft Corporation	3,667,770	0.9%
26,561	Oracle Corporation	1,469,620	0.4%
10,468	Texas Instruments, Inc.	1,233,444	0.3%
	Other Securities^	21,058,415	5.5%

	Total	34,408,094

Materials (2.1%)
	Other Securities^	8,023,034	2.1%

	Total	8,023,034

Real Estate (1.4%)
	Other Securities^	5,644,851	1.4%

	Total	5,644,851

Utilities (1.0%)
	Other Securities^	3,781,144	1.0%

	Total	3,781,144

	Total Common Stock (cost $163,044,836)	180,563,194

Principal Amount	Long-Term Fixed Income (24.6%)	Value	% of Net Assets
Asset-Backed Securities (2.4%)
	Other Securities^	9,476,227	2.4%

	Total	9,476,227

Basic Materials (0.6%)
	Other Securities^	2,148,316	0.6%

	Total	2,148,316

Capital Goods (1.0%)
	Other Securities^	3,877,376	1.0%

	Total	3,877,376

Collateralized Mortgage Obligations (3.9%)
	Federal National Mortgage Association - REMIC
$8,449,501	2.500% - 3.000%, 8/25/2027 - 6/25/2028, Ser. 2013-18, Class ILd	612,673	0.1%
	Other Securities^	14,571,416	3.8%

	Total	15,184,089

Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	405,515	0.1%

	Total	405,515

Communications Services (1.9%)
	Other Securities^	7,374,863	1.9%

	Total	7,374,863

Consumer Cyclical (1.2%)
	Other Securities^	4,664,862	1.2%

	Total	4,664,862

Consumer Non-Cyclical (1.4%)
	Other Securities^	5,461,330	1.4%

	Total	5,461,330

Energy (1.5%)
	Other Securities^	5,913,988	1.5%

	Total	5,913,988

Financials (3.6%)
	Other Securities^	13,854,789	3.6%

	Total	13,854,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value	% of Net Assets
Mortgage-Backed Securities (4.7%)
	Federal National Mortgage Association
$2,575,838	3.000%, 11/25/2027, Ser. 2012-121, Class BId	$202,088	0.1%
	Federal National Mortgage Association - REMIC
3,814,703	3.000% - 3.000%, 7/25/2027 - 12/25/2027, Ser. 2012- 73, Class DId	293,207	<0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,750,000	3.500%, 5/1/2049[e]	3,784,310	1.0%
5,775,000	4.000%, 5/1/2049[e]	5,926,091	1.5%
2,950,000	5.000%, 5/1/2049[e]	3,108,851	0.8%
4,025,000	4.500%, 6/1/2049[e]	4,185,327	1.1%
225,000	4.500%, 5/1/2049[e]	234,103	0.1%
	Other Securities^	333,749	0.1%

	Total	18,067,726

Technology (1.4%)
	Other Securities^	5,327,945	1.4%

	Total	5,327,945

Transportation (0.3%)
	Other Securities^	1,045,171	0.3%

	Total	1,045,171

Utilities (0.6%)
	Other Securities^	2,302,325	0.6%

	Total	2,302,325

	Total Long-Term Fixed Income (cost $94,199,056)	95,104,522

Shares	Registered Investment Companies (8.1%)	Value	% of Net Assets
Affiliated (6.5%)
2,662,229	Thrivent Core Emerging Markets Debt Fund	25,184,685	6.5%

	Total	25,184,685

Unaffiliated (1.6%)
50,200	Invesco Variable Rate Preferred ETF	1,242,952	0.3%
16,404	Vanguard Real Estate ETF	1,423,375	0.4%
	Other Securities^	3,497,644	0.9%

	Total	6,163,971

	Total Registered Investment Companies (cost $31,865,765)	31,348,656

Shares	Preferred Stock (1.0%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	278,250	0.1%

	Total	278,250

Energy (0.2%)
	Other Securities^	711,593	0.2%

	Total	711,593

Financials (0.5%)
5,944	Federal National Mortgage Association, 0.000%[c,f,g]	65,860	<0.1%
	Other Securities^	1,741,263	0.5%

	Total	1,807,123

Health Care (0.1%)
	Other Securities^	425,614	0.1%

	Total	425,614

Industrials (0.1%)
	Other Securities^	314,117	0.1%

	Total	314,117

Real Estate (<0.1%)
	Other Securities^	191,479	<0.1%

	Total	191,479

Utilities (<0.1%)
	Other Securities^	91,271	<0.1%

	Total	91,271

	Total Preferred Stock (cost $3,710,404)	3,819,447

Shares	Collateral Held for Securities Loaned (1.2%)	Value	% of Net Assets
4,821,700	Thrivent Cash Management Trust	4,821,700	1.2%

	Total Collateral Held for Securities Loaned (cost $4,821,700)	4,821,700

Shares or Principal Amount	Short-Term Investments (9.0%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
3,346,815	2.690%	33,468,153	8.6%
	Other Securities^	1,494,899	0.4%

	Total Short-Term Investments (cost $34,963,097)	34,963,052

	Total Investments (cost $393,017,254) 106.0%	$410,437,191

	Other Assets and Liabilities, Net (6.0%)	(23,262,892)

	Total Net Assets 100.0%	$387,174,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Non-income producing security.
d

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$3,825,645
Long-Term Fixed Income	848,339

Total lending	$4,673,984
Gross amount payable upon return of collateral for securities loaned	$4,821,700

Net amounts due to counterparty	$147,716

Definitions:
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,565,383
Gross unrealized depreciation	(8,814,040)

Net unrealized appreciation (depreciation)	$17,751,343

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$424,598,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,579,115	–	1,396,032	1,183,083
Capital Goods	4,454,894	–	3,192,201	1,262,693
Communications Services	15,480,455	–	15,340,606	139,849
Consumer Cyclical	7,518,735	–	7,518,735	–
Consumer Non-Cyclical	11,291,454	–	11,071,921	219,533
Energy	4,086,077	–	2,887,485	1,198,592
Financials	8,368,571	–	8,368,571	–
Technology	3,776,088	–	3,776,088	–
Utilities	2,261,231	–	1,990,009	271,222

Common Stock
Communications Services	10,941,411	7,694,671	3,246,740	–
Consumer Discretionary	18,577,849	11,083,115	7,494,734	–
Consumer Staples	12,634,993	6,315,715	6,319,278	–
Energy	7,523,834	6,395,466	1,128,368	–
Financials	29,517,385	23,656,289	5,861,096	–
Health Care	23,859,573	19,910,757	3,948,816	–
Industrials	25,651,026	19,387,851	6,263,175	–
Information Technology	34,408,094	29,901,759	4,506,335	–
Materials	8,023,034	3,375,674	4,647,360	–
Real Estate	5,644,851	3,033,511	2,611,340	–
Utilities	3,781,144	2,249,398	1,531,746	–

Long-Term Fixed Income
Asset-Backed Securities	9,476,227	–	9,476,227	–
Basic Materials	2,148,316	–	2,148,316	–
Capital Goods	3,877,376	–	3,877,376	–
Collateralized Mortgage Obligations	15,184,089	–	14,734,089	450,000
Commercial Mortgage-Backed Securities	405,515	–	405,515	–
Communications Services	7,374,863	–	7,374,863	–
Consumer Cyclical	4,664,862	–	4,664,862	–
Consumer Non-Cyclical	5,461,330	–	5,461,330	–
Energy	5,913,988	–	5,913,988	–
Financials	13,854,789	–	13,046,973	807,816
Mortgage-Backed Securities	18,067,726	–	18,067,726	–
Technology	5,327,945	–	5,327,945	–
Transportation	1,045,171	–	1,045,171	–
Utilities	2,302,325	–	2,302,325	–

Registered Investment Companies
Unaffiliated	6,163,971	6,163,971	–	–

Preferred Stock
Consumer Staples	278,250	278,250	–	–
Energy	711,593	331,720	379,873	–
Financials	1,807,123	1,265,844	541,279	–
Health Care	425,614	425,614	–	–
Industrials	314,117	314,117	–	–
Real Estate	191,479	191,479	–	–
Utilities	91,271	91,271	–	–
Short-Term Investments	1,494,899	–	1,494,899	–

Subtotal Investments in Securities	$346,962,653	$142,066,472	$199,363,393	$5,532,788

Other Investments *	Total
Affiliated Registered Investment Companies	25,184,685
Affiliated Short-Term Investments	33,468,153
Collateral Held for Securities Loaned	4,821,700

Subtotal Other Investments	$ 63,474,538

Total Investments at Value	$410,437,191

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	587,644	587,644	–	–

Total Asset Derivatives	$587,644	$587,644	$–	$–

Liability Derivatives
Futures Contracts	354,953	354,953	–	–

Total Liability Derivatives	$354,953	$354,953	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $1,494,899 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	80	June 2019	$9,814,008	$79,742
CBOT 2-Yr. U.S. Treasury Note	8	June 2019	1,702,493	1,569
CBOT 5-Yr. U.S. Treasury Note	30	June 2019	3,463,687	5,532
CME E-mini Russell 2000 Index	37	June 2019	2,853,428	95,843
CME Euro Foreign Exchange Currency	81	June 2019	11,401,744	5,587
CME Ultra Long Term U.S. Treasury Bond	12	June 2019	1,927,352	44,023
Eurex Euro STOXX 50 Index	389	June 2019	15,070,810	42,764
ICE US mini MSCI Emerging Markets Index	134	June 2019	6,927,917	309,423

Total Futures Long Contracts			$53,161,439	$584,483

CBOT U.S. Long Bond	(8)	June 2019	($1,182,911)	$3,161
CBOT Ultra 10-Yr. U.S. Treasury Note	(12)	June 2019	(1,559,961)	(21,414)
CME E-mini S&P 500 Index	(52)	June 2019	(7,642,504)	(23,596)
ICE mini MSCI EAFE Index	(119)	June 2019	(11,096,207)	(309,943)

Total Futures Short Contracts			($21,481,583)	($351,792)

Total Futures Contracts			$31,679,856	$232,691

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$134,027
Total Interest Rate Contracts		134,027

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	448,030
Total Equity Contracts		448,030

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	5,587
Total Foreign Exchange Contracts		5,587
Total Asset Derivatives		$587,644

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	333,539
Total Equity Contracts		333,539

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	21,414
Total Interest Rate Contracts		21,414
Total Liability Derivatives		$354,953

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	247,212
Total Interest Rate Contracts		247,212

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	686,027
Total Equity Contracts		686,027

Total		$933,239

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	68,654
Total Equity Contracts		68,654

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	327,559
Total Interest Rate Contracts		327,559

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,587
Total Foreign Exchange Contracts		5,587

Total		$401,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$7,216,863
Futures - Short	(3,595,733)
Interest Rate Contracts
Futures - Long	14,172,127
Futures - Short	(5,782,056)
Foreign Exchange Contracts
Futures - Long	63,024

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$23,434	$648	$–	$25,185	2,662	6.5%

Total Affiliated Registered Investment Companies	23,434			25,185		6.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	41,890	50,754	59,176	33,468	3,347	8.6

Total Affiliated Short-Term Investments	41,890			33,468		8.6

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	2,306	17,133	14,617	4,822	4,822	1.2

Total Collateral Held for Securities Loaned	2,306			4,822		1.2

Total Value	$67,630			$63,475

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$1,102	$–	$557
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	488

Total Income from Affiliated Investments				$1,045

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	13

Total Affiliated Income from Securities Loaned, Net				$13

Total	$–	$1,102	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value	% of Net Assets
Communications Services (10.0%)
32,908	Alphabet, Inc., Class Aa	$39,455,376	2.2%
21,338	Alphabet, Inc., Class Ca	25,359,786	1.4%
397,589	Comcast Corporation	17,307,049	0.9%
160,631	Facebook, Inc.[a]	31,066,035	1.7%
215,802	Verizon Communications, Inc.	12,341,716	0.7%
	Other Securities^	58,811,315	3.1%

	Total	184,341,277

Consumer Discretionary (13.1%)
27,116	Amazon.com, Inc.[a]	52,239,516	2.8%
7,647	Booking Holdings, Inc.[a]	14,185,109	0.8%
150,241	Las Vegas Sands Corporation	10,073,659	0.5%
164,941	Lowe’s Companies, Inc.	18,661,425	1.0%
46,971	Netflix, Inc.[a]	17,404,634	0.9%
187,978	NIKE, Inc.	16,510,108	0.9%
1,276,400	Nissan Motor Company, Ltd.	10,246,995	0.6%
684,200	Sekisui House, Ltd.	11,031,550	0.6%
	Other Securities^	91,620,643	5.0%

	Total	241,973,639

Consumer Staples (5.8%)
647,600	Japan Tobacco, Inc.	14,964,497	0.8%
194,000	Monster Beverage Corporation[a]	11,562,400	0.6%
232,787	Unilever plc	14,110,426	0.8%
	Other Securities^	65,390,645	3.6%

	Total	106,027,968

Energy (3.9%)
157,357	Chevron Corporation	18,892,281	1.0%
75,046	Pioneer Natural Resources Company	12,492,157	0.7%
390,501	Royal Dutch Shell plc, Class B	12,602,799	0.7%
	Other Securities^	28,427,754	1.5%

	Total	72,414,991

Financials (13.6%)
1,047,187	Bank of America Corporation	32,022,979	1.7%
282,595	Blackstone Group, LP	11,151,199	0.6%
338,406	Citigroup, Inc.	23,925,304	1.3%
146,500	Intercontinental Exchange, Inc.	11,917,775	0.6%
	Other Securities^	171,750,682	9.4%

	Total	250,767,939

Health Care (11.2%)
142,550	Abbott Laboratories	11,341,278	0.6%
20,443	Intuitive Surgical, Inc.[a]	10,438,809	0.6%
97,206	Johnson & Johnson	13,725,487	0.8%
306,992	Merck & Company, Inc.	24,163,340	1.3%
183,067	Novartis AG	15,000,528	0.8%
340,552	Novo Nordisk AS	16,685,194	0.9%
375,750	Pfizer, Inc.	15,259,208	0.8%
54,226	Roche Holding AG	14,308,255	0.8%
50,505	UnitedHealth Group, Inc.	11,771,200	0.6%
122,645	Zoetis, Inc.	12,490,167	0.7%
	Other Securities^	60,149,836	3.3%

	Total	205,333,302

Industrials (9.5%)
34,935	Boeing Company	13,194,600	0.7%
249,799	Delta Air Lines, Inc.	14,560,784	0.8%
129,012	Honeywell International, Inc.	22,400,354	1.2%
135,705	Norfolk Southern Corporation	27,686,534	1.5%
	Other Securities^	96,628,588	5.3%

	Total	174,470,860

Information Technology (19.4%)
220,440	Apple, Inc.	44,235,695	2.4%
71,070	Autodesk, Inc.[a]	12,665,385	0.7%
374,600	Canon, Inc.	10,394,430	0.6%
179,202	CGI, Inc.[a]	12,898,745	0.7%
750,593	Cisco Systems, Inc.	41,995,678	2.3%
67,353	MasterCard, Inc.	17,123,827	0.9%
502,258	Microsoft Corporation	65,594,895	3.6%
157,021	PayPal Holdings, Inc.[a]	17,707,258	1.0%
181,042	Salesforce.com, Inc.[a]	29,935,295	1.6%
178,092	Visa, Inc.	29,283,668	1.6%
94,808	Xilinx, Inc.	11,390,233	0.6%
	Other Securities^	64,156,461	3.4%

	Total	357,381,570

Materials (4.3%)
432,211	BHP Group plc	10,202,173	0.6%
	Other Securities^	68,697,894	3.7%

	Total	78,900,067

Real Estate (1.7%)
	Other Securities^	31,868,575	1.7%

	Total	31,868,575

Utilities (1.3%)
639,164	AGL Energy, Ltd.	10,027,429	0.5%
	Other Securities^	14,083,496	0.8%

	Total	24,110,925

	Total Common Stock (cost $1,309,897,455)	1,727,591,113

Shares	Collateral Held for Securities Loaned (1.1%)	Value	% of Net Assets
20,677,154	Thrivent Cash Management Trust	20,677,154	1.1%

	Total Collateral Held for Securities Loaned (cost $20,677,154)	20,677,154

Shares or Principal Amount	Short-Term Investments (5.8%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
9,058,039	2.690%	90,580,392	4.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares or Principal Amount	Short-Term Investments (5.8%)	Value	% of Net Assets
	Other Securities^	$16,059,345	0.9%

	Total Short-Term Investments (cost $106,640,211)	106,639,737

	Total Investments (cost $1,437,214,820) 100.7%	$1,854,908,004

	Other Assets and Liabilities, Net (0.7%)	(13,767,463)

	Total Net Assets 100.0%	$1,841,140,541

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Global Stock Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$16,972,275

Total lending	$16,972,275
Gross amount payable upon return of collateral for securities loaned	$20,677,154

Net amounts due to counterparty	$3,704,879

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$473,797,072
Gross unrealized depreciation	(50,633,467)

Net unrealized appreciation (depreciation)	$423,163,605

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,628,720,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Global Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	184,341,277	144,501,994	39,839,283	–
Consumer Discretionary	241,973,639	149,966,063	92,007,576	–
Consumer Staples	106,027,968	28,362,061	77,665,907	–
Energy	72,414,991	58,721,969	13,693,022	–
Financials	250,767,939	178,809,566	71,958,373	–
Health Care	205,333,302	156,944,137	48,389,165	–
Industrials	174,470,860	97,570,046	76,900,814	–
Information Technology	357,381,570	301,928,282	55,453,288	–
Materials	78,900,067	22,007,375	56,892,692	–
Real Estate	31,868,575	–	31,868,575	–
Utilities	24,110,925	5,336,452	18,774,473	–
Short-Term Investments	16,059,345	–	16,059,345	–

Subtotal Investments in Securities	$1,743,650,458	$1,144,147,945	$599,502,513	$–

Other Investments *	Total
Affiliated Short-Term Investments	90,580,392
Collateral Held for Securities Loaned	20,677,154

Subtotal Other Investments	$ 111,257,546

Total Investments at Value	$1,854,908,004

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	7,513,178	7,513,178	–	–

Total Asset Derivatives	$7,513,178	$7,513,178	$–	$–

Liability Derivatives
Futures Contracts	7,596,494	7,596,494	–	–

Total Liability Derivatives	$7,596,494	$7,596,494	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Global Stock Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $16,059,345 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME Euro Foreign Exchange Currency	792	June 2019	$111,483,718	$54,632
Eurex Euro STOXX 50 Index	3,815	June 2019	147,802,419	419,390
ICE US mini MSCI Emerging Markets Index	3,043	June 2019	157,313,274	7,039,156

Total Futures Long Contracts			$416,599,411	$7,513,178

CME E-mini S&P 500 Index	(1,174)	June 2019	($165,524,624)	($7,552,327)
ICE mini MSCI EAFE Index	(564)	June 2019	(54,015,233)	(44,167)

Total Futures Short Contracts			($219,539,857)	($7,596,494)

Total Futures Contracts			$197,059,554	($83,316)

Reference Description:
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$7,458,546
Total Equity Contracts		7,458,546

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	54,632
Total Foreign Exchange Contracts		54,632
Total Asset Derivatives		$7,513,178

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	7,596,494
Total Equity Contracts		7,596,494
Total Liability Derivatives		$7,596,494

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,421,755)
Total Equity Contracts		(1,421,755)

Total		($1,421,755)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	8,396,270
Total Equity Contracts		8,396,270

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	54,632
Total Foreign Exchange Contracts		54,632

Total		$8,450,902

The following table presents Global Stock Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$206,111,577
Futures - Short	(115,607,104)
Foreign Exchange Contracts
Futures - Long	616,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Global Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$89,184	$189,613	$188,217	$90,580	9,058	4.9%

Total Affiliated Short-Term Investments	89,184			90,580		4.9

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	22,092	71,870	73,285	20,677	20,677	1.1

Total Collateral Held for Securities Loaned	22,092			20,677		1.1

Total Value	$111,276			$111,257

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$1,218

Total Income from Affiliated Investments				$1,218

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	96

Total Affiliated Income from Securities Loaned, Net				$96

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (5.3%)
	Goodgreen Trust
$491,354	3.860%, 10/15/2054, Ser. 2019-1A, Class Aa	$499,882
	Navient Student Loan Trust
500,000	3.077%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[a,b]	501,220
367,180	3.227%, (LIBOR 1M + 0.750%), 7/26/2066, Ser. 2017-1A, Class A2[a,b]	368,427
	Northstar Education Finance, Inc.
237,798	3.177%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Aa,b	237,512
	SBA Small Business Investment Companies
951,222	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	978,249
	SLM Student Loan Trust
194,888	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	190,732
	U.S. Small Business Administration
357,627	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	362,784

	Total	3,138,806

Collateralized Mortgage Obligations (2.7%)
	Federal Home Loan Mortgage Corporation Military Housing Bonds Resecuritization Trust Certificates
472,834	4.107%, 11/25/2052, Ser. 2015-R1, Class A3[a,b,c]	499,062
	Federal Home Loan Mortgage Corporation Whole Loan Securities Trust
417,879	3.000%, 7/25/2046, Ser. 2016-SC01, Class 1Ac	410,654
	Seasoned Credit Risk Transfer Trust
683,578	2.750%, 8/25/2056, Ser. 2017-2, Class HAc,d	681,557

	Total	1,591,273

Commercial Mortgage-Backed Securities (13.5%)
	Federal Home Loan Mortgage Corporation - REMIC
487,371	3.500%, 8/15/2047, Ser. 4860, Class CA	494,560
100,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,c]	106,900
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
250,000	3.650%, 2/25/2028, Ser. K075, Class A2[b,c]	263,135
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
381,214	2.776%, 3/25/2023, Ser. K724, Class A1[c]	382,749
500,000	2.935%, (LIBOR 1M + 0.440%), 10/25/2025, Ser. KBF2, Class Ab,c	501,472
500,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	518,380
664,000	3.444%, 12/25/2027, Ser. K072, Class A2[c]	688,745
500,000	3.900%, 4/25/2028, Ser. K076, Class A2[c]	535,684
550,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,c]	589,737
550,000	3.505%, 3/25/2029, Ser. K091, Class A2[c]	571,601
452,764	3.000%, 3/15/2045, Ser. 4741, Class GA	455,305
	Federal National Mortgage Association
275,000	3.640%, 6/1/2028	284,253
125,000	3.710%, 7/1/2028	129,831
500,000	3.830%, 10/1/2028	524,555
	Federal National Mortgage Association - ACES
376,292	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	381,415
415,000	3.346%, 3/25/2024, Ser. 2014-M4, Class A2[b]	426,120
160,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	160,114
500,000	3.555%, 9/25/2028, Ser. 2019-M1, Class A2[b]	522,158
	FRESB Multifamily Mortgage Pass- Through Trust
476,930	2.950%, 8/25/2027, Ser. 2017-SB40, Class A10Fb,c	476,223

	Total	8,012,937

Consumer Cyclical (1.0%)
	Board of Trustees of The Leland Stanford Junior University
125,000	3.563%, 6/1/2044	123,604
	California Institute of Technology
75,000	4.700%, 11/1/2111	83,231
	Dartmouth College
125,000	3.760%, 6/1/2043	124,448
	Massachusetts Institute of Technology
125,000	4.678%, 7/1/2114	145,471
	President and Fellows of Harvard College
125,000	3.619%, 10/1/2037	126,557

	Total	603,311

Energy (0.5%)
	Petroleos Mexicanos
300,000	2.378%, 4/15/2025	298,097

	Total	298,097

Financials (3.3%)
	HSBC Bank Canada
250,000	3.300%, 11/28/2021[a]	253,659
	ING Groep NV
200,000	4.625%, 1/6/2026[a]	211,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (3.3%) - continued
	Korea Development Bank
$500,000	3.344%, (LIBOR 3M + 0.705%), 2/27/2022[b]	$502,009
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	987,585

	Total	1,954,495

Foreign Government (3.4%)
	Development Bank of Japan, Inc.
250,000	2.125%, 9/1/2022[a]	245,889
	Export Development Canada
500,000	2.500%, 1/24/2023	502,551
	Jordan Government International Bond
500,000	2.503%, 10/30/2020	501,087
	Province of Ontario Canada
250,000	3.400%, 10/17/2023	258,981
	Province of Quebec Canada
500,000	2.750%, 4/12/2027	499,870

	Total	2,008,378

Mortgage-Backed Securities (16.0%)
	Federal Home Loan Mortgage Corporation - REMIC
394,152	3.000%, 5/15/2045, Ser. 4631, Class PA	396,073
400,556	3.000%, 3/15/2047, Ser. 4734, Class JA	400,384
	Federal National Mortgage Association - REMIC
216,794	3.000%,6/25/2046, Ser. 2017-58, Class P	216,803
472,589	3.500%,12/25/2047, Ser. 2018-41, Class PB	479,273
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
275,000	3.500%,5/1/2049[e]	277,516
4,100,000	4.000%,5/1/2049[e]	4,207,268
450,000	4.500%,5/1/2049[e]	468,206
2,900,000	4.500%,6/1/2049[e]	3,015,515

	Total	9,461,038

U.S. Government & Agencies (49.8%)
	Federal Farm Credit Bank
500,000	2.210%,8/1/2024	494,879
	Federal National Mortgage Association
2,500,000	1.875%,9/24/2026	2,389,253
450,000	6.250%,5/15/2029	586,632
	Tennessee Valley Authority
1,225,000	5.250%,9/15/2039	1,548,237
	U.S. Treasury Bonds
200,000	2.250%,11/15/2027	196,625
115,000	5.500%,8/15/2028	143,552
2,000,000	2.625%,2/15/2029	2,020,625
500,000	4.750%,2/15/2037	646,152
625,000	3.000%,5/15/2042	638,110
2,455,000	2.500%,5/15/2046	2,257,641
	U.S. Treasury Bonds, TIPS
1,916,180	0.125%,1/15/2023	1,897,099
368,725	2.375%,1/15/2025	408,916
380,036	2.125%, 2/15/2040	471,437
	U.S. Treasury Notes
500,000	1.875%, 12/15/2020	496,602
350,000	2.500%, 1/15/2022	352,270
3,000,000	2.750%, 7/31/2023	3,058,008
2,900,000	2.500%, 1/31/2024	2,927,414
5,500,000	2.125%, 11/30/2024	5,443,926
3,150,000	2.875%, 7/31/2025	3,242,900
225,000	2.625%, 1/31/2026	228,182

	Total	29,448,460

Utilities (0.4%)
	Duke Energy Carolinas, LLC
250,000	3.950%, 11/15/2028	265,307

	Total	265,307

	Total Long-Term Fixed Income (cost $55,769,381)	56,782,102

Shares or Principal Amount	Short-Term Investments (17.0%)	Value
	Federal Home Loan Bank Discount Notes
200,000	2.393%, 7/5/2019[f,g]	199,129
	Thrivent Core Short-Term Reserve Fund
984,507	2.690%	9,845,070

	Total Short-Term Investments (cost $10,044,206)	10,044,199

	Total Investments (cost $65,813,587) 112.9%	$66,826,301

	Other Assets and Liabilities, Net (12.9%)	(7,646,763)

	Total Net Assets 100.0%	$59,179,538

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $2,816,893 or 4.8% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.

e	Denotes investments purchased on a when-issued or delayed delivery basis.

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Definitions:

ACES	-	Alternative Credit Enhancement Securities
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,192,477
Gross unrealized depreciation	(335,943)

Net unrealized appreciation (depreciation)	$856,534

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$71,453,360

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	3,138,806	–	3,138,806	–
Collateralized Mortgage Obligations	1,591,273	–	1,092,211	499,062
Commercial Mortgage-Backed Securities	8,012,937	–	8,012,937	–
Consumer Cyclical	603,311	–	603,311	–
Energy	298,097	–	298,097	–
Financials	1,954,495	–	1,954,495	–
Foreign Government	2,008,378	–	2,008,378	–
Mortgage-Backed Securities	9,461,038	–	9,461,038	–
U.S. Government & Agencies	29,448,460	–	29,448,460	–
Utilities	265,307	–	265,307	–
Short-Term Investments	199,129	–	199,129	–

Subtotal Investments in Securities	$56,981,231	$–	$56,482,169	$499,062

Other Investments *	Total
Affiliated Short-Term Investments	9,845,070

Subtotal Other Investments	$9,845,070

Total Investments at Value	$66,826,301

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	57,448	57,448	–	–

Total Asset Derivatives	$57,448	$57,448	$–	$–

Liability Derivatives
Futures Contracts	108,001	108,001	–	–

Total Liability Derivatives	$108,001	$108,001	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Government Bond Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $199,130 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	68	June 2019	$14,440,678	$43,853
CBOT Ultra 10-Yr. U.S. Treasury Note	7	June 2019	908,874	13,595

Total Futures Long Contracts			$15,349,552	$57,448

CBOT 10-Yr. U.S. Treasury Note	(44)	June 2019	($5,382,983)	($58,580)
CBOT 5-Yr. U.S. Treasury Note	(22)	June 2019	(2,524,541)	(19,553)
CBOT U.S. Long Bond	(2)	June 2019	(293,306)	(1,632)
CME Ultra Long Term U.S. Treasury Bond	(10)	June 2019	(1,614,576)	(28,236)

Total Futures Short Contracts			($9,815,406)	($108,001)

Total Futures Contracts			$5,534,146	($50,553)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$57,448
Total Interest Rate Contracts		57,448

Total Asset Derivatives		$57,448

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	108,001
Total Interest Rate Contracts		108,001

Total Liability Derivatives		$108,001

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(46,692)
Total Interest Rate Contracts		(46,692)

Total		($46,692)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(179,148)
Total Interest Rate Contracts		(179,148)

Total		($179,148)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$10,410,581
Futures - Short	(8,964,233)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$8,971	$20,423	$19,549	$9,845	985	16.6%

Total Affiliated Short-Term Investments	8,971			9,845		16.6

Total Value	$8,971			$9,845

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$127

Total Income from Affiliated Investments				$127

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (97.4%)	Value
California (8.1%)
	California Municipal Finance Auth. Rev. (LINXS APM)
$225,000	5.000%, 12/31/2043, Ser. A, AMT	$256,876
	California Municipal Finance Auth. Rev. Refg. (ExxonMobil)
250,000	2.130%, 12/1/2029, AMT[a]	250,000
	California Pollution Control Financing Auth. Rev. Refg. (San Diego County Water Auth. Desalination)
250,000	5.000%, 7/1/2039[b]	290,527

	Total	797,403

Colorado (9.9%)
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
225,000	5.000%, 4/1/2048	255,258
	Colorado High Performance Transportation Enterprise Rev.
225,000	5.000%, 12/31/2056	242,793
	Denver, CO Health and Hospital Auth. Healthcare Rev.
230,000	5.000%, 12/1/2039, Ser. A	248,074
	Denver, CO Urban Renewal Auth. Rev. (9th and Colorado Urban Redevelopment Area)
225,000	5.250%, 12/1/2039, Ser. Ab	232,517

	Total	978,642

Delaware (2.6%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
230,000	5.000%, 7/1/2040, Ser. A	252,683

	Total	252,683

Georgia (3.0%)
	Main Street Natural Gas, Inc. Rev.
250,000	5.000%, 5/15/2028, Ser. A	295,095

	Total	295,095

Illinois (9.6%)
	Chicago, IL G.O.
250,000	5.000%, 1/1/2039, Ser. A	267,287
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
150,000	5.000%, 2/15/2037	166,397
	Illinois State G.O.
235,000	5.000%, 12/1/2025, Ser. B	257,602
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
220,000	5.500%, 6/15/2029, Ser. Ac	253,999

	Total	945,285

Indiana (0.5%)
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
50,000	5.000%, 4/1/2037, Ser. A	51,167

	Total	51,167

Iowa (3.2%)
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
150,000	5.000%, 5/15/2032, Ser. A	161,640
	Iowa Finance Auth. Rev. (Northcrest Inc.)
150,000	5.000%, 3/1/2038, Ser. A	158,749

	Total	320,389

Louisiana (2.0%)
	East Baton Rouge, LA Industrial Development Board Rev. (ExxonMobil)
200,000	2.310%, 12/1/2040, Ser. Ba	200,000

	Total	200,000

Maryland (2.2%)
	Prince George’s County, MD (West Phalia Town Center)
200,000	5.000%, 7/1/2030[b]	214,644

	Total	214,644

Michigan (5.3%)
	Downriver Utility Wastewater Auth. Rev. Refg. (AGM Insured)
225,000	5.000%, 4/1/2031[c]	264,465
	Michigan Strategic Rev.
225,000	5.000%, 12/31/2043, AMT	257,566

	Total	522,031

Minnesota (0.6%)
	Duluth, MN Economic Development Auth. Health Care Fac. Rev. Refg. (Essentia Health Obligated Group)
50,000	5.000%, 2/15/2033, Ser. A	58,100

	Total	58,100

Missouri (3.8%)
	Lee’s Summit, MO Industrial Development Auth. Senior Living Fac. Rev. Refg. (John Knox Village)
140,000	5.000%, 8/15/2042, Ser. A	147,101
	Missouri Health and Educational Fac. Auth. Rev. (Maryville University of St. Louis)
200,000	5.000%, 6/15/2045, Ser. A	225,446

	Total	372,547

Nebraska (2.6%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Children’s Hospital Obligated Group)
225,000	5.000%, 11/15/2047	254,954

	Total	254,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (97.4%)	Value
Nevada (5.2%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
$225,000	5.000%, 9/1/2042, Ser. A	$248,836
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
250,000	5.000%, 12/15/2048, Ser. Ab	259,830

	Total	508,666

New Jersey (5.0%)
	New Jersey Transportation Trust Fund Auth. Rev.
225,000	5.000%, 6/15/2045, Ser. AA	240,687
	Tobacco Settlement Financing Corporation Rev. Refg.
225,000	5.250%, 6/1/2046, Ser. A	251,683

	Total	492,370

New York (4.0%)
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport )
225,000	5.000%, 1/1/2036, AMT	260,033
	New York, NY G.O.
135,000	2.310%, 4/1/2035[a]	135,000

	Total	395,033

North Carolina (2.5%)
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
225,000	5.000%, 6/1/2038	251,172

	Total	251,172

North Dakota (2.6%)
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
225,000	5.000%, 4/1/2048, Ser. A	257,130

	Total	257,130

Ohio (1.1%)
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
100,000	5.000%, 3/1/2034	110,107

	Total	110,107

Oregon (1.2%)
	Salem, OR Hospital Fac. Auth. Rev (Capital Manor)
100,000	5.000%, 5/15/2026	117,056

	Total	117,056

Pennsylvania (6.9%)
	Pennsylvania Economic Development Financing Auth. Rev. Refg. (Tapestry Moon Senior Housing)
145,000	6.750%, 12/1/2053, Ser. Ab	143,268
	Pennsylvania Turnpike Commission Rev. Refg.
225,000	5.000%, 12/1/2032	273,539
	Philadelphia, PA Auth. for Industrial Development Rev. (Cathedral Village)
250,000	5.000%, 4/1/2039	260,695

	Total	677,502

Texas (2.5%)
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
235,000	5.000%, 10/1/2044, Ser. A-1	250,461

	Total	250,461

Utah (2.7%)
	Salt Lake City, UT Airport Rev.
225,000	5.000%, 7/1/2036, Ser. A, AMT	264,704

	Total	264,704

Virginia (2.6%)
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
230,000	5.000%, 12/31/2047, AMT	252,584

	Total	252,584

Washington (2.5%)
	Pend Oreille Cty, WA Public Utility District No. 1 Rev. Refg. (Box Canyon Production System)
225,000	5.000%, 1/1/2023	245,572

	Total	245,572

Wisconsin (5.2%)
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
250,000	5.125%, 10/1/2048	259,600
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
240,000	5.000%, 6/1/2037	252,326

	Total	511,926

	Total Long-Term Fixed Income (cost $9,263,450)	9,597,223

Principal Amount	Short-Term Investments (1.0%)[d]	Value
	Federal Home Loan Bank Discount Notes
100,000	2.415%, 5/20/2019[e]	99,873

	Total Short-Term Investments (cost $99,873)	99,873

	Total Investments (cost $9,363,323) 98.4%	$9,697,096

	Other Assets and Liabilities, Net 1.6%	153,914

	Total Net Assets 100.0%	$9,851,010

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

a

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $1,140,786 or 11.6% of total net assets.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$335,504
Gross unrealized depreciation	(13,779)

Net unrealized appreciation (depreciation)	$321,725

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$8,638,027

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing High Income Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	1,939,663	–	1,939,663	–
Electric Revenue	245,572	–	245,572	–
General Obligation	659,889	–	659,889	–
Health Care	2,046,424	–	2,046,424	–
Housing Finance	375,785	–	375,785	–
Industrial Development Revenue	460,695	–	460,695	–
Other Revenue	1,054,344	–	1,054,344	–
Tax Revenue	468,643	–	468,643	–
Transportation	1,791,216	–	1,791,216	–
Water & Sewer	554,992	–	554,992	–
Short-Term Investments	99,873	–	99,873	–

Total Investments at Value	$9,697,096	$–	$9,697,096	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	12,048	12,048	–	–

Total Liability Derivatives	$12,048	$12,048	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents High Income Municipal Bond Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $99,873 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	(5)	June 2019	($725,296)	($12,048)

Total Futures Short Contracts			($725,296)	($12,048)

Total Futures Contracts			($725,296)	($12,048)

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$12,048
Total Interest Rate Contracts		12,048

Total Liability Derivatives		$12,048

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(31,520)
Total Interest Rate Contracts		(31,520)

Total		($31,520)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(12,191)
Total Interest Rate Contracts		(12,191)

Total		($12,191)

The following table presents High Income Municipal Bond Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Short	($651,873)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (5.6%)	Value	% of Net Assets
Basic Materials (1.0%)
	Contura Energy, Inc., Term Loan
$6,127,437	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[a,b,c]	$6,119,778	0.8%
	Other Securities^	1,389,900	0.2%

	Total	7,509,678

Capital Goods (0.8%)
	Navistar, Inc., Term Loan
3,730,556	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[a,b]	3,728,690	0.5%
	Other Securities^	1,939,432	0.3%

	Total	5,668,122

Communications Services (1.1%)
	Windstream Services, LLC, Term Loan
3,740,000	0.000%, (PRIME + 5.000%), 3/30/2021[a,b,d]	3,805,450	0.5%
	Other Securities^	4,884,024	0.6%

	Total	8,689,474

Consumer Cyclical (1.0%)
	Other Securities^	7,707,518	1.0%

	Total	7,707,518

Consumer Non-Cyclical (0.8%)
	Other Securities^	5,962,612	0.8%

	Total	5,962,612

Financials (0.9%)
	Grizzly Finco, Term Loan
3,681,500	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[a,b]	3,693,244	0.5%
	Other Securities^	3,275,825	0.4%

	Total	6,969,069

	Total Bank Loans (cost $42,189,884)	42,506,473

Principal Amount	Long-Term Fixed Income (88.0%)	Value	% of Net Assets
Basic Materials (6.8%)
	Cleveland-Cliffs, Inc.
3,745,000	5.750%, 3/1/2025	3,721,594	0.5%
	Other Securities^	47,322,920	6.3%

	Total	51,044,514

Capital Goods (9.8%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[e]	4,014,025	0.5%
	Berry Plastics Corporation
3,740,000	5.125%, 7/15/2023	3,796,100	0.5%
	Bombardier, Inc.
4,210,000	7.875%, 4/15/2027[e]	4,236,313	0.6%
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	4,202,100	0.6%
	Other Securities^	57,765,357	7.6%

	Total	74,013,895

Communications Services (13.5%)
	CCO Holdings, LLC
6,720,000	5.875%, 4/1/2024[e]	7,020,451	0.9%
	CCOH Safari, LLC
4,795,000	5.750%, 2/15/2026[e]	5,016,769	0.7%
	CSC Holdings, LLC
4,910,000	6.500%, 2/1/2029[e]	5,272,112	0.7%
	Embarq Corporation
4,675,000	7.995%, 6/1/2036	4,610,719	0.6%
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,696,288	0.9%
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,868,908	0.6%
1,500,000	5.250%, 3/15/2026	1,522,976	0.2%
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[e]	4,881,750	0.7%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,669,000	0.6%
	Sprint Corporation
8,655,000	7.625%, 2/15/2025	8,741,550	1.2%
	Virgin Media Secured Finance plc
4,300,000	5.250%, 1/15/2026[e]	4,374,003	0.6%
	Other Securities^	44,320,778	5.8%

	Total	101,995,304

Consumer Cyclical (12.3%)
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[e]	3,639,615	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,248,480	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[e]	3,740,344	0.5%
	ServiceMaster Company, LLC
3,740,000	5.125%, 11/15/2024[e]	3,777,400	0.5%
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[e]	5,120,000	0.7%
	Other Securities^	72,342,861	9.5%

	Total	92,868,700

Consumer Non-Cyclical (11.8%)
	Albertson’s Companies, LLC
4,970,000	6.625%, 6/15/2024	5,125,312	0.7%
2,340,000	7.500%, 3/15/2026[e]	2,480,400	0.3%
	Bausch Health Companies, Inc.
1,000,000	5.750%, 8/15/2027[e,f]	1,042,000	0.1%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,252,850	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (88.0%)	Value	% of Net Assets
Consumer Non-Cyclical (11.8%) - continued
	Energizer Holdings, Inc.
$3,760,000	5.500%, 6/15/2025[e]	$3,799,950	0.5%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,479,527	0.6%
10,130,000	4.750% - 6.500%, 2/15/2020 - 2/1/2029	10,625,036	1.5%
	JBS USA, LLC
4,345,000	6.500%, 4/15/2029[e]	4,605,700	0.6%
5,780,000	5.750% - 5.875%, 7/15/2024 - 6/15/2025[e]	5,938,601	0.8%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[e]	3,829,812	0.5%
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,799,050	0.5%
	Tenet Healthcare Corporation
3,740,000	6.250%, 2/1/2027[e]	3,898,950	0.5%
	Valeant Pharmaceuticals International, Inc.
6,748,000	5.500% - 8.500%, 3/1/2023 - 1/31/2027[e]	6,976,367	0.8%
	VRX Escrow Corporation
470,000	6.125%, 4/15/2025[e]	475,875	0.1%
	Other Securities^	28,102,251	3.7%

	Total	89,431,681

Energy (16.1%)
	Buckeye Partners, LP
3,735,000	4.125%, 12/1/2027	3,616,610	0.5%
	California Resources Corporation
5,110,000	8.000%, 12/15/2022[e,f]	3,902,762	0.5%
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[e]	4,337,737	0.6%
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,716,287	0.9%
	Cheniere Energy Partners, LP
3,285,000	5.625%, 10/1/2026[e]	3,393,274	0.4%
	Chesapeake Energy Corporation
3,719,000	8.000%, 1/15/2025[f]	3,765,487	0.5%
	Energy Transfer Operating, LP
3,755,000	5.500%, 6/1/2027	4,075,922	0.5%
1,970,000	4.250%, 3/15/2023	2,021,484	0.3%
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026	3,770,725	0.5%
	Sunoco, LP
3,235,000	4.875% - 5.500%, 1/15/2023 - 2/15/2026	3,288,706	0.4%
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,818,125	0.5%
	W&T Offshore, Inc.
4,300,000	9.750%, 11/1/2023[e]	4,375,250	0.6%
	Other Securities^	74,870,361	9.9%

	Total	121,952,730

Financials (7.4%)
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,648,150	0.5%
3,700,000	5.750%, 11/20/2025[f]	4,009,875	0.5%
1,340,000	4.625%, 5/19/2022	1,373,902	0.2%
	Avolon Holdings Funding, Ltd.
3,260,000	5.125% - 5.500%, 1/15/2023 - 10/1/2023[e]	3,395,181	0.4%
	Park Aerospace Holdings, Ltd.
3,715,000	4.500%, 3/15/2023[e]	3,759,914	0.5%
2,765,000	5.250% - 5.500%, 8/15/2022 - 2/15/2024[e]	2,894,794	0.4%
	Other Securities^	36,964,898	4.9%

	Total	56,046,714

Foreign Government (0.3%)
	Other Securities^	2,034,658	0.3%

	Total	2,034,658

Technology (6.4%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[e]	6,211,800	0.8%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[e]	4,291,121	0.6%
	Diamond Finance Corporation
4,205,000	7.125%, 6/15/2024[e]	4,448,629	0.6%
	Equinix, Inc.
3,740,000	5.750%, 1/1/2025	3,880,250	0.5%
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[e,f]	4,340,787	0.6%
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,792,886	0.5%
	Other Securities^	21,133,519	2.8%

	Total	48,098,992

Transportation (0.8%)
	Other Securities^	6,327,788	0.8%

	Total	6,327,788

Utilities (2.8%)
	Other Securities^	21,032,891	2.8%

	Total	21,032,891

	Total Long-Term Fixed Income (cost $663,039,245)	664,847,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (0.4%)	Value	% of Net Assets
Unaffiliated (0.4%)
	Other Securities^	$3,333,030	0.4%

	Total	3,333,030

	Total Registered Investment Companies (cost $3,360,650)	3,333,030

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Energy (0.2%)
	Other Securities^	1,815,751	0.2%

	Total	1,815,751

Financials (0.1%)
	Other Securities^	520,760	0.1%

	Total	520,760

	Total Preferred Stock (cost $2,308,299)	2,336,511

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Industrials (<0.1%)
	Other Securities^	204,834	<0.1%

	Total	204,834

Materials (<0.1%)
	Other Securities^	9,019	<0.1%

	Total	9,019

	Total Common Stock (cost $252,153)	213,853

Shares	Collateral Held for Securities Loaned (6.4%)	Value	% of Net Assets
48,329,280	Thrivent Cash Management Trust	48,329,280	6.4%

	Total Collateral Held for Securities Loaned (cost $48,329,280)	48,329,280

Shares or Principal Amount	Short-Term Investments (5.4%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
3,981,577	2.690%	39,815,768	5.3%
	Other Securities^	599,136	0.1%

	Total Short-Term Investments (cost $40,414,868)	40,414,904

	Total Investments (cost $799,894,379) 106.1%	$801,981,918

	Other Assets and Liabilities, Net (6.1%)	(46,015,503)

	Total Net Assets 100.0%	$755,966,415

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is not being accrued.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $375,863,034 or 49.7% of total net assets.

f	All or a portion of the security is on loan.

High Yield Fund held restricted securities as of April 30, 2019. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2019, the value of these investments was $413,086 or 0.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of April 30, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$44,521,980
Common Stock	1,873,673

Total lending	$46,395,653
Gross amount payable upon return of collateral for securities loaned	$48,329,280

Net amounts due to counterparty	$1,933,627

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,599,579
Gross unrealized depreciation	(13,473,410)

Net unrealized appreciation (depreciation)	$2,126,169

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$799,855,749

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	7,509,678	–	1,389,900	6,119,778
Capital Goods	5,668,122	–	3,728,690	1,939,432
Communications Services	8,689,474	–	8,689,474	–
Consumer Cyclical	7,707,518	–	7,707,518	–
Consumer Non-Cyclical	5,962,612	–	5,962,612	–
Financials	6,969,069	–	6,969,069	–

Long-Term Fixed Income
Basic Materials	51,044,514	–	51,044,514	–
Capital Goods	74,013,895	–	73,610,755	403,140
Communications Services	101,995,304	–	101,995,301	3
Consumer Cyclical	92,868,700	–	92,868,700	–
Consumer Non-Cyclical	89,431,681	–	89,431,681	–
Energy	121,952,730	–	121,952,730	–
Financials	56,046,714	–	56,046,714	–
Foreign Government	2,034,658	–	2,034,658	–
Technology	48,098,992	–	48,098,992	–
Transportation	6,327,788	–	6,327,788	–
Utilities	21,032,891	–	21,032,891	–

Registered Investment Companies
Unaffiliated	3,333,030	3,333,030	–	–

Preferred Stock
Energy	1,815,751	–	1,815,751	–
Financials	520,760	520,760	–	–

Common Stock
Industrials	204,834	–	204,834	–
Materials	9,019	9,019	–	–
Short-Term Investments	599,136	–	599,136	–

Subtotal Investments in Securities	$713,836,870	$3,862,809	$701,511,708	$8,462,353

Other Investments *	Total
Affiliated Short-Term Investments	39,815,768
Collateral Held for Securities Loaned	48,329,280

Subtotal Other Investments	$88,145,048

Total Investments at Value	$801,981,918

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	243,461
Total Credit Contracts		243,461

Total		$243,461

The following table presents High Yield Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Sell Protection	$226,855

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$25,810	$97,553	$83,547	$39,816	3,982	5.3%

Total Affiliated Short-Term Investments	25,810			39,816		5.3

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	53,927	101,727	107,325	48,329	48,329	6.4

Total Collateral Held for Securities Loaned	53,927			48,329		6.4

Total Value	$79,737			$88,145

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$514

Total Income from Affiliated Investments				$514

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	189

Total Affiliated Income from Securities Loaned, Net				$189

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.9%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$652,888	0.1%

	Total	652,888

Capital Goods (0.2%)
	Other Securities^	1,282,416	0.2%

	Total	1,282,416

Communications Services (0.4%)
	Other Securities^	3,638,947	0.4%

	Total	3,638,947

Consumer Cyclical (0.2%)
	Other Securities^	2,060,937	0.2%

	Total	2,060,937

Consumer Non-Cyclical (0.5%)
	Other Securities^	3,994,359	0.5%

	Total	3,994,359

Energy (0.1%)
	Other Securities^	882,322	0.1%

	Total	882,322

Financials (0.3%)
	Other Securities^	2,394,165	0.3%

	Total	2,394,165

Technology (0.1%)
	Other Securities^	906,064	0.1%

	Total	906,064

Utilities (<0.1%)
	Other Securities^	438,392	<0.1%

	Total	438,392

	Total Bank Loans (cost $16,432,640)	16,250,490

Principal Amount	Long-Term Fixed Income (90.8%)	Value	% of Net Assets
Asset-Backed Securities (1.4%)
	Other Securities^	11,367,600	1.4%

	Total	11,367,600

Basic Materials (3.5%)
	Braskem Netherlands Finance BV
$3,000,000	4.500%, 1/10/2028[a]	2,940,000	0.4%
	Other Securities^	26,286,408	3.1%

	Total	29,226,408

Capital Goods (3.2%)
	Boeing Company
2,800,000	3.600%, 5/1/2034	2,791,320	0.3%
	General Electric Capital Corporation
1,800,000	3.611%, (LIBOR 3M + 1.000%), 3/15/2023[b]	1,767,892	0.2%
	General Electric Company
2,800,000	5.000%, 1/21/2021[b,c]	2,650,396	0.3%
	Other Securities^	19,506,539	2.4%

	Total	26,716,147

Collateralized Mortgage Obligations (0.2%)
	Other Securities^	1,686,369	0.2%

	Total	1,686,369

Communications Services (7.9%)
	AT&T, Inc.
2,880,000	4.250%, 3/1/2027	2,983,212	0.4%
5,899,000	3.400% - 4.450%, 4/1/2024 - 12/15/2042	5,950,856	0.7%
2,150,000	3.777%, (LIBOR 3M + 1.180%), 6/12/2024[b]	2,159,288	0.3%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,512,436	0.3%
	Verizon Communications, Inc.
2,600,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	2,620,982	0.3%
2,170,000	4.862%, 8/21/2046	2,362,382	0.3%
2,340,000	3.500% - 5.250%, 11/1/2024 - 3/16/2037	2,517,833	0.4%
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,955,317	0.4%
	Other Securities^	42,295,795	4.8%

	Total	66,358,101

Consumer Cyclical (4.8%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,629,791	0.3%
	Volkswagen Group of America Finance, LLC
2,200,000	4.750%, 11/13/2028[a]	2,287,340	0.3%
	Other Securities^	35,578,636	4.2%

	Total	40,495,767

Consumer Non-Cyclical (10.5%)
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,470,682	0.3%
	Anheuser-Busch Companies, LLC
1,790,000	4.700%, 2/1/2036[a]	1,817,126	0.2%
	Anheuser-Busch InBev Worldwide, Inc.
7,225,000	4.000% - 5.550%, 4/13/2028 - 1/23/2049	7,341,190	0.9%
	Bayer U.S. Finance II, LLC
2,520,000	4.875%, 6/25/2048[a]	2,439,860	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value	% of Net Assets
Consumer Non-Cyclical (10.5%) - continued
	Becton, Dickinson and Company
$2,830,000	3.363%, 6/6/2024	$2,837,408	0.3%
	CVS Health Corporation
3,000,000	4.780%, 3/25/2038	2,921,392	0.4%
2,790,000	5.050%, 3/25/2048	2,758,053	0.3%
3,355,000	3.875% - 4.750%, 12/1/2022 - 7/20/2025	3,423,657	0.4%
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[a]	4,362,216	0.5%
	Other Securities^	58,108,670	6.9%

	Total	88,480,254

Energy (9.2%)
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,534,167	0.3%
	EQT Corporation
2,600,000	3.900%, 10/1/2027	2,452,347	0.3%
	Marathon Petroleum Corporation
3,220,000	4.750% - 6.500%, 12/15/2023 - 3/1/2041[a]	3,683,332	0.5%
	MPLX, LP
4,280,000	4.800% - 5.200%, 6/1/2025 - 3/1/2047	4,518,064	0.5%
	Petrobras Global Finance BV
2,500,000	7.375%, 1/17/2027	2,785,000	0.3%
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,484,001	0.3%
	Other Securities^	58,617,316	7.0%

	Total	77,074,227

Financials (26.5%)
	Athene Holding, Ltd.
2,500,000	4.125%, 1/12/2028	2,428,252	0.3%
	Bank of America Corporation
7,340,000	3.875% - 4.750%, 8/26/2024 - 4/21/2045	7,614,996	0.9%
1,857,000	3.004%, 12/20/2023[b]	1,849,525	0.2%
1,800,000	3.093%, 10/1/2025[b]	1,785,321	0.2%
1,800,000	3.705%, 4/24/2028[b]	1,809,896	0.2%
1,640,000	6.500%, 10/23/2024[b,c]	1,796,308	0.2%
1,450,000	4.271%, 7/23/2029[b]	1,512,252	0.2%
1,100,000	3.499%, 5/17/2022[b]	1,112,326	0.1%
1,080,000	2.328%, 10/1/2021[b]	1,071,298	0.1%
	Berkshire Hathaway Finance Corporation
1,050,000	4.250%, 1/15/2049	1,099,738	0.1%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,744,450	0.3%
5,745,000	3.700% - 5.500%, 9/13/2025 - 7/23/2048	6,114,830	0.7%
1,900,000	3.352%, 4/24/2025[b]	1,908,666	0.2%
1,440,000	4.056%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,468,931	0.2%
1,440,000	3.887%, 1/10/2028[b]	1,467,837	0.2%
1,100,000	3.142%, 1/24/2023[b]	1,104,488	0.1%
	Credit Suisse Group AG
2,300,000	7.500%, 7/17/2023[a,b,c]	2,412,125	0.3%
	Danske Bank AS
2,250,000	5.000%, 1/12/2022[a]	2,313,967	0.3%
	Discover Bank
2,510,000	4.682%, 8/9/2028[b]	2,541,149	0.3%
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[a]	3,049,351	0.4%
	GE Capital International Funding Company
4,900,000	4.418%, 11/15/2035	4,567,451	0.5%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,613,588	0.3%
2,240,000	5.150%, 5/22/2045	2,399,869	0.3%
5,510,000	3.500% - 5.250%, 7/27/2021 - 11/16/2026	5,652,313	0.7%
1,150,000	2.876%, 10/31/2022[b]	1,142,799	0.1%
1,080,000	2.908%, 6/5/2023[b]	1,071,025	0.1%
	ING Groep NV
2,500,000	4.100%, 10/2/2023	2,578,875	0.3%
	J.P. Morgan Chase & Company
2,200,000	3.900%, 7/15/2025	2,281,661	0.3%
5,370,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	5,698,022	0.7%
2,100,000	4.452%, 12/5/2029[b]	2,236,526	0.3%
1,810,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,836,607	0.2%
1,400,000	3.882%, 7/24/2038[b]	1,379,194	0.2%
730,000	6.750%, 2/1/2024[b,c]	808,701	0.1%
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,896,334	0.3%
	Morgan Stanley
7,515,000	2.500% - 4.875%, 4/21/2021 - 1/27/2045	7,723,581	0.9%
1,810,000	3.981%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,846,212	0.2%
	Other Securities^	128,781,627	15.5%

	Total	222,720,091

Foreign Government (1.3%)
	Other Securities^	10,567,854	1.3%

	Total	10,567,854

Mortgage-Backed Securities (4.6%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,750,000	3.500%, 5/1/2049[d]	11,857,504	1.4%
17,950,000	4.000%, 5/1/2049[d]	18,419,625	2.2%
2,360,000	4.500%, 5/1/2049[d]	2,455,480	0.3%
5,800,000	4.500%, 6/1/2049[d]	6,031,031	0.7%

	Total	38,763,640

Technology (3.5%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,588,555	0.3%
	Diamond 1 Finance Corporation
3,075,000	6.020%, 6/15/2026[a]	3,330,809	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value	% of Net Assets
Technology (3.5%) - continued
	Other Securities^	$23,137,101	2.8%

	Total	29,056,465

Transportation (1.1%)
	Burlington Northern Santa Fe, LLC
3,300,000	4.050% - 4.700%, 9/1/2045 - 6/15/2048	3,539,761	0.4%
	Other Securities^	5,374,628	0.7%

	Total	8,914,389

U.S. Government & Agencies (6.3%)
	U.S. Treasury Bonds
6,000,000	2.750%, 2/15/2028	6,128,672	0.7%
4,500,000	2.875%, 5/15/2028	4,640,976	0.5%
5,000,000	2.875%, 8/15/2028	5,158,008	0.6%
13,900,000	2.750%, 11/15/2047	13,395,582	1.6%
14,600,000	3.000%, 2/15/2049	14,791,055	1.8%
1,600,000	2.250%, 11/15/2027	1,573,000	0.2%
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,853,069	0.5%
3,500,000	2.375%, 2/29/2024	3,516,406	0.4%

	Total	53,056,768

Utilities (6.8%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,494,262	0.3%
	Berkshire Hathaway Energy Company
1,425,000	4.450%, 1/15/2049	1,514,896	0.2%
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,299,714	0.3%
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,983,391	0.4%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,230,093	0.3%
	Southern California Edison Company
3,150,000	4.125%, 3/1/2048	2,981,981	0.4%
	Southern Company
4,370,000	3.250%, 7/1/2026	4,313,025	0.5%
	Other Securities^	38,383,707	4.4%

	Total	57,201,069

	Total Long-Term Fixed Income (cost $748,347,674)	761,685,149

Shares	Preferred Stock (0.2%)	Value	% of Net Assets
Financials (0.2%)
	Other Securities^	1,296,875	0.2%

	Total	1,296,875

	Total Preferred Stock (cost $1,250,000)	1,296,875

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
2,040,593	Thrivent Cash Management Trust	2,040,593	0.2%

	Total Collateral Held for Securities Loaned (cost $2,040,593)	2,040,593

Shares or Principal Amount	Short-Term Investments (10.9%)	Value	% of Net Assets
	U.S. Treasury Bills
600,000	2.455%, 5/23/2019[e]	599,136	0.1%
	Thrivent Core Short-Term Reserve Fund
9,055,835	2.690%	90,558,352	10.8%
	Other Securities^	298,895	<0.1%

	Total Short-Term Investments (cost $91,456,364)	91,456,383

	Total Investments (cost $859,527,271) 104.0%	$872,729,490

	Other Assets and Liabilities, Net (4.0%)	(33,803,678)

	Total Net Assets 100.0%	$838,925,812

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $135,328,494 or 16.1% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of April 30, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$1,963,196

Total lending	$1,963,196
Gross amount payable upon return of collateral for securities loaned	$2,040,593

Net amounts due to counterparty	$77,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,185,629
Gross unrealized depreciation	(5,634,239)

Net unrealized appreciation (depreciation)	$13,551,390

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$845,951,614

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	652,888	–	371,802	281,086
Capital Goods	1,282,416	–	896,417	385,999
Communications Services	3,638,947	–	3,638,947	–
Consumer Cyclical	2,060,937	–	2,060,937	–
Consumer Non-Cyclical	3,994,359	–	3,994,359	–
Energy	882,322	–	600,167	282,155
Financials	2,394,165	–	2,394,165	–
Technology	906,064	–	906,064	–
Utilities	438,392	–	438,392	–
Long-Term Fixed Income
Asset-Backed Securities	11,367,600	–	11,367,600	–
Basic Materials	29,226,408	–	29,226,408	–
Capital Goods	26,716,147	–	26,716,147	–
Collateralized Mortgage Obligations	1,686,369	–	1,686,369	–
Communications Services	66,358,101	–	66,358,101	–
Consumer Cyclical	40,495,767	–	40,495,767	–
Consumer Non-Cyclical	88,480,254	–	88,480,254	–
Energy	77,074,227	–	77,074,227	–
Financials	222,720,091	–	222,720,091	–
Foreign Government	10,567,854	–	10,567,854	–
Mortgage-Backed Securities	38,763,640	–	38,763,640	–
Technology	29,056,465	–	29,056,465	–
Transportation	8,914,389	–	8,914,389	–
U.S. Government & Agencies	53,056,768	–	53,056,768	–
Utilities	57,201,069	–	57,201,069	–
Preferred Stock
Financials	1,296,875	1,296,875	–	–

Short-Term Investments	898,031	–	898,031	–

Subtotal Investments in Securities	$780,130,545	$1,296,875	$777,884,430	$949,240

Other Investments *	Total
Affiliated Short-Term Investments	90,558,352
Collateral Held for Securities Loaned	2,040,593

Subtotal Other Investments	$92,598,945

Total Investments at Value	$872,729,490

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	243,410	243,410	–	–

Total Asset Derivatives	$243,410	$243,410	$–	$–

Liability Derivatives
Futures Contracts	226,546	226,546	–	–

Total Liability Derivatives	$226,546	$226,546	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Income Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $298,895 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	104	June 2019	$15,093,340	$243,410

Total Futures Long Contracts			$15,093,340	$243,410

CBOT 5-Yr. U.S. Treasury Note	(247)	June 2019	($28,336,690)	($226,546)

Total Futures Short Contracts			($28,336,690)	($226,546)

Total Futures Contracts			($13,243,350)	$16,864

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$243,410
Total Interest Rate Contracts		243,410

Total Asset Derivatives		$243,410

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	226,546
Total Interest Rate Contracts		226,546

Total Liability Derivatives		$226,546

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(600,138)

Total Interest Rate Contracts		(600,138)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	52,626

Total Credit Contracts		52,626

Total		($547,512)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	83,431

Total Interest Rate Contracts		83,431

Total		$83,431

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Income Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$15,051,648
Futures - Short	(43,204,623)
Credit Contracts
Credit Default Swaps - Buy Protection	(31,243)
Credit Default Swaps - Sell Protection	95,852

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Income Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$51,474	$145,290	$106,206	$90,558	9,056	10.8%
Total Affiliated Short-Term Investments	51,474			90,558		10.8
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	8,348	25,333	31,640	2,041	2,041	0.2
Total Collateral Held for Securities Loaned	8,348			2,041		0.2
Total Value	$59,822			$92,599

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$812
Total Income from Affiliated Investments				$812
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	33
Total Affiliated Income from Securities Loaned, Net				$33
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value	% of Net Assets
Australia (4.6%)
174,859	Australia and New Zealand Banking Group, Ltd.	$3,354,599	0.4%
158,223	BHP Group, Ltd.	4,186,952	0.5%
27,956	CSL, Ltd.	3,921,159	0.5%
57,757	Rio Tinto, Ltd.	3,892,959	0.4%
	Other Securities^	24,453,319	2.8%

	Total	39,808,988

Austria (0.2%)
	Other Securities^	1,935,584	0.2%

	Total	1,935,584

Belgium (0.3%)
	Other Securities^	2,704,550	0.3%

	Total	2,704,550

Bermuda (0.1%)
	Other Securities^	955,493	0.1%

	Total	955,493

Brazil (1.7%)
489,655	Banco Bradesco SA ADR	4,436,274	0.5%
	Other Securities^	10,186,531	1.2%

	Total	14,622,805

Canada (2.2%)
36,448	Canadian National Railway Company	3,385,526	0.4%
	Other Securities^	16,221,945	1.8%

	Total	19,607,471

Cayman Islands (2.2%)
169,700	Tencent Holdings, Ltd.	8,364,116	0.9%
	Other Securities^	10,952,343	1.3%

	Total	19,316,459

Chile (0.2%)
	Other Securities^	2,120,640	0.2%

	Total	2,120,640

China (2.2%)
27,895	Kweichow Moutai Company, Ltd.	4,033,883	0.4%
411,000	Ping An Insurance Company of China, Ltd.	4,975,017	0.6%
	Other Securities^	10,130,699	1.2%

	Total	19,139,599

Denmark (2.5%)
175,241	Novo Nordisk AS	8,585,855	1.0%
	Other Securities^	13,199,979	1.5%

	Total	21,785,834

Faroe Islands (0.1%)
	Other Securities^	440,183	0.1%

	Total	440,183

Finland (1.2%)
162,896	UPM-Kymmene Oyj	4,599,357	0.5%
	Other Securities^	5,853,952	0.7%

	Total	10,453,309

France (4.9%)
6,544	Kering SA	3,872,457	0.5%
108,030	Klepierre SA	3,838,756	0.4%
13,195	LVMH Moet Hennessy Louis Vuitton SE	5,180,605	0.6%
37,323	Schneider Electric SE	3,158,879	0.4%
	Other Securities^	27,241,494	3.0%

	Total	43,292,191

Germany (4.5%)
29,825	Allianz SE	7,209,153	0.8%
275,880	Deutsche Pfandbriefbank AGa	3,852,099	0.5%
	Other Securities^	28,252,807	3.2%

	Total	39,314,059

Hong Kong (1.3%)
344,800	AIA Group, Ltd.	3,530,557	0.4%
	Other Securities^	8,140,862	0.9%

	Total	11,671,419

India (2.1%)
157,848	Housing Development Finance Corporation	4,528,483	0.5%
	Other Securities^	13,539,443	1.6%

	Total	18,067,926

Indonesia (0.8%)
	Other Securities^	6,636,112	0.8%

	Total	6,636,112

Ireland (0.3%)
	Other Securities^	2,681,933	0.3%

	Total	2,681,933

Israel (0.2%)
	Other Securities^	1,969,531	0.2%

	Total	1,969,531

Italy (2.3%)
244,360	Eni SPA	4,164,190	0.5%
	Other Securities^	15,705,569	1.8%

	Total	19,869,759

Japan (18.1%)
91,000	Denso Corporation	3,976,248	0.5%
312,600	Japan Tobacco, Inc.	7,223,443	0.8%
5,900	Keyence Corporation	3,686,283	0.4%
179,700	Nippon Steel Corporation	3,214,256	0.4%
819,278	Nissan Motor Company, Ltd.	6,577,200	0.8%
308,100	Sekisui House, Ltd.	4,967,584	0.6%
50,100	SoftBank Group Corporation	5,312,172	0.6%
315,200	Sumitomo Corporation	4,517,707	0.5%
388,500	Sumitomo Electric Industries, Ltd.	5,169,261	0.6%
260,700	Sumitomo Rubber Industries, Ltd.	3,205,656	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value	% of Net Assets
Japan (18.1%) - continued
	Other Securities^	$110,246,535	12.5%

	Total	158,096,345

Jersey (0.1%)
	Other Securities^	585,682	0.1%

	Total	585,682

Luxembourg (0.2%)
	Other Securities^	1,932,320	0.2%

	Total	1,932,320

Malaysia (0.2%)
	Other Securities^	1,467,142	0.2%

	Total	1,467,142

Mexico (0.8%)
	Other Securities^	6,794,791	0.8%

	Total	6,794,791

Netherlands (3.3%)
110,513	Unilever NV	6,686,569	0.8%
	Other Securities^	22,256,388	2.5%

	Total	28,942,957

New Zealand (0.2%)
	Other Securities^	1,716,505	0.2%

	Total	1,716,505

Norway (1.9%)
292,591	DnB ASA[b]	5,626,294	0.6%
237,849	Telenor ASA	4,781,209	0.6%
	Other Securities^	6,296,935	0.7%

	Total	16,704,438

Philippines (0.5%)
	Other Securities^	4,203,782	0.5%

	Total	4,203,782

Poland (0.1%)
	Other Securities^	869,506	0.1%

	Total	869,506

Portugal (0.2%)
	Other Securities^	1,367,588	0.2%

	Total	1,367,588

Russia (0.4%)
	Other Securities^	3,867,614	0.4%

	Total	3,867,614

Singapore (0.5%)
	Other Securities^	4,209,716	0.5%

	Total	4,209,716

South Africa (0.7%)
	Other Securities^	5,758,350	0.7%

	Total	5,758,350

South Korea (0.3%)
	Other Securities^	2,690,745	0.3%

	Total	2,690,745

Spain (3.3%)
107,288	ACS Actividades de Construccion y Servicios, SA	4,933,787	0.6%
136,583	Enagas SA	3,896,091	0.5%
	Other Securities^	19,850,979	2.2%

	Total	28,680,857

Sweden (1.9%)
315,048	Telefonaktiebolaget LM Ericsson	3,116,511	0.4%
	Other Securities^	13,402,461	1.5%

	Total	16,518,972

Switzerland (6.2%)
12,010	Alcon, Inc.[b]	691,640	0.1%
110,570	Nestle SA	10,645,420	1.2%
119,249	Novartis AG	9,771,275	1.1%
52,549	Roche Holding AG	13,865,756	1.6%
5,839	Roche Holding AG-BR	1,527,649	0.2%
	Other Securities^	18,145,743	2.0%

	Total	54,647,483

Taiwan (0.8%)
834,362	Taiwan Semiconductor Manufacturing Company, Ltd.	7,005,330	0.8%

	Total	7,005,330

Thailand (0.4%)
	Other Securities^	3,273,869	0.4%

	Total	3,273,869

Turkey (0.1%)
	Other Securities^	1,173,270	0.1%

	Total	1,173,270

United Kingdom (12.8%)
255,339	BHP Group plc	6,027,178	0.7%
106,179	Bunzl plc	3,202,479	0.4%
112,644	Diageo plc	4,748,821	0.5%
221,303	GlaxoSmithKline plc	4,546,284	0.5%
125,021	Imperial Brands plc	3,977,946	0.5%
6,945,324	Lloyds TSB Group plc	5,680,137	0.7%
66,627	Royal Dutch Shell plc, Class A	2,122,834	0.2%
239,446	Royal Dutch Shell plc, Class B	7,727,739	0.9%
74,531	Unilever plc	4,517,710	0.5%
	Other Securities^	69,651,127	7.9%

	Total	112,202,255

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value	% of Net Assets
United States (0.4%)
	Other Securities^	$3,924,247	0.4%

	Total	3,924,247

	Total Common Stock (cost $704,697,897)	763,027,609

	Preferred Stock (0.8%)		% of Net Assets
South Korea (0.8%)
223,270	Samsung Electronics Company, Ltd.	7,122,585	0.8%

	Total	7,122,585

	Total Preferred Stock (cost $4,079,765)	7,122,585

Principal Amount	Long-Term Fixed Income (0.2%)		% of Net Assets
Venezuela (0.2%)
	Other Securities^	1,921,867	0.2%

	Total	1,921,867

	Total Long-Term Fixed Income (cost $3,822,422)	1,921,867

Shares	Collateral Held for Securities Loaned (<0.1%)	Value	% of Net Assets
1,039,575	Thrivent Cash Management Trust	1,039,575	<0.1%

	Total Collateral Held for Securities Loaned (cost $1,039,575)	1,039,575

Shares or Principal Amount	Short-Term Investments (11.0%)		% of Net Assets
	Federal Home Loan Bank Discount Notes
5,800,000	2.389%, 7/10/2019[c,d]	5,772,821	0.7%
2,600,000	2.389% - 2.415%, 5/21/2019 - 6/25/2019[c,d]	2,591,364	0.3%
	Thrivent Core Short-Term Reserve Fund
8,782,147	2.690%[d]	87,821,466	10.0%

	Total Short-Term Investments ($96,185,962)	96,185,651

	Total Investments (cost $809,825,621) 99.4%	$869,297,287

	Other Assets and Liabilities, Net 0.6%	5,425,257

	Total Net Assets 100.0%	$874,722,544

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $14,161,461 or 1.6% of total net assets.

b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent International Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$994,469

Total lending	$994,469
Gross amount payable upon return of collateral for securities loaned	$1,039,575

Net amounts due to counterparty	$45,106

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$95,143,570
Gross unrealized depreciation	(39,668,294)

Net unrealized appreciation (depreciation)	$55,475,276

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$954,189,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing International Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services^	50,194,365	3,849,078	46,345,287	0
Consumer Discretionary^	114,582,793	3,593,424	110,989,369	0
Consumer Staples	89,488,879	2,634,930	86,853,949	–
Energy	31,381,798	1,314,876	30,066,922	–
Financials	122,889,740	5,557,562	117,331,844	334
Health Care	75,209,734	1,266,916	73,942,818	–
Industrials	105,354,581	–	105,354,575	6
Information Technology	67,418,433	1,942,447	65,475,986	–
Materials	63,530,005	2,990,469	60,539,536	–
Real Estate^	31,566,022	–	31,566,022	0
Utilities	11,411,259	–	11,411,259	–

Preferred Stock
Information Technology	7,122,585	–	7,122,585	–

Long-Term Fixed Income
Energy	1,921,867	–	1,921,867	–
Short-Term Investments	8,364,185	–	8,364,185	–

Subtotal Investments in Securities	$780,436,246	$23,149,702	$757,286,204	$340

Other Investments *	Total
Affiliated Short-Term Investments	87,821,466
Collateral Held for Securities Loaned	1,039,575

Subtotal Other Investments	$88,861,041

Total Investments at Value	$869,297,287

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	375,233	375,233	–	–

Total Asset Derivatives	$375,233	$375,233	$–	$ –

Liability Derivatives
Futures Contracts	1,472,224	1,472,224	–	–

Total Liability Derivatives	$1,472,224	$1,472,224	$–	$ –

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents International Allocation Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $8,480,807 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME Euro Foreign Exchange Currency	409	June 2019	$57,571,768	$28,213
Eurex Euro STOXX 50 Index	1,997	June 2019	77,304,478	283,714
FTSE 100 Index	5	June 2019	460,054	21,579
ICE mini MSCI EAFE Index	470	June 2019	45,015,228	34,272
SFE S&P ASX Share Price Index 200	2	June 2019	217,839	4,361
SGX MSCI Singapore Index	2	May 2019	55,112	553
TSE Tokyo Price Index	4	June 2019	577,377	2,541

Total Futures Long Contracts			$181,201,856	$375,233

ICE US mini MSCI Emerging Markets Index	(763)	June 2019	($39,737,406)	($1,472,224)

Total Futures Short Contracts			($39,737,406)	($1,472,224)

Total Futures Contracts			$141,464,450	($1,096,991)

Reference Description:
ASX	-	Australian Securities Exchange
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$347,020
Total Equity Contracts		347,020

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	28,213
Total Foreign Exchange Contracts		28,213

Total Asset Derivatives		$375,233

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,472,224
Total Equity Contracts		1,472,224

Total Liability Derivatives		$1,472,224

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	132,638
Total Interest Rate Contracts		132,638

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,037,934)
Total Equity Contracts		(1,037,934)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency forward contracts	484,392
Total Foreign Exchange Contracts		484,392

Total		($420,904)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(439,092)
Total Equity Contracts		(439,092)

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	28,213
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(386,790)
Total Foreign Exchange Contracts		(358,577)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	344,106
Total Interest Rate Contracts		344,106

Total		($453,563)

The following table presents International Allocation Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$52,800,831
Futures - Short	(41,205,528)
Interest Rate Contracts
Futures - Long	19,784,615
Futures - Short	(21,123,938)
Foreign Exchange Contracts
Contracts Purchased	19,916,654
Contracts Sold	(27,664,576)
Futures - Long	318,232

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in International Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$18,958	$203,706	$134,843	$87,821	8,782	10.0%
Total Affiliated Short-Term Investments	18,958			87,821		10.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,492	16,390	17,842	1,040	1,040	<0.1
Total Collateral Held for Securities Loaned	2,492			1,040		<0.1
Total Value	$21,450			$88,861

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$242

Total Income from Affiliated Investments				$242

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	82

Total Affiliated Income from Securities Loaned, Net				$82

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (97.9%)	Value
Communications Services (15.3%)
336,460	Activision Blizzard, Inc.	$16,220,737
56,803	Alphabet, Inc., Class Aa	68,104,525
18,771	Alphabet, Inc., Class Ca	22,308,958
286,416	Facebook, Inc.[a]	55,392,854
231,832	Tencent Holdings, Ltd., ADR	11,415,408

	Total	173,442,482

Consumer Discretionary (20.2%)
47,611	Amazon.com, Inc.[a]	91,723,544
10,971	Booking Holdings, Inc.[a]	20,351,095
349,092	Las Vegas Sands Corporation	23,406,618
86,022	Netflix, Inc.[a]	31,874,592
509,190	NIKE, Inc.	44,722,158
203,851	Starbucks Corporation	15,835,146

	Total	227,913,153

Consumer Staples (2.9%)
354,966	Monster Beverage Corporation[a]	21,155,973
137,596	Philip Morris International, Inc.	11,910,310

	Total	33,066,283

Energy (0.8%)
55,160	Pioneer Natural Resources Company	9,181,934

	Total	9,181,934

Financials (5.5%)
435,360	Bank of America Corporation	13,313,309
376,169	Charles Schwab Corporation	17,221,017
257,741	Intercontinental Exchange, Inc.	20,967,230
51,532	S&P Global, Inc.	11,371,051

	Total	62,872,607

Health Care (12.9%)
262,412	Abbott Laboratories	20,877,499
91,966	BioMarin Pharmaceutical, Inc.[a]	7,865,852
87,506	Edwards Lifesciences Corporation[a]	15,407,181
47,382	Illumina, Inc.[a]	14,783,184
44,980	Intuitive Surgical, Inc.[a]	22,968,137
67,711	Thermo Fisher Scientific, Inc.	18,786,417
37,685	UnitedHealth Group, Inc.	8,783,243
74,432	Vertex Pharmaceuticals, Inc.[a]	12,577,519
231,020	Zoetis, Inc.	23,527,077

	Total	145,576,109

Industrials (5.9%)
47,913	Boeing Company	18,096,261
129,344	Honeywell International, Inc.	22,457,999
126,776	Norfolk Southern Corporation	25,864,839

	Total	66,419,099

Information Technology (34.4%)
234,992	Apple, Inc.	47,155,845
130,907	Autodesk, Inc.[a]	23,328,936
252,923	Cisco Systems, Inc.	14,151,042
166,390	MasterCard, Inc.	42,302,994
599,599	Microsoft Corporation	78,307,629
96,683	NVIDIA Corporation	17,499,623
301,074	PayPal Holdings, Inc.[a]	33,952,115
308,608	Salesforce.com, Inc.[a]	51,028,333
64,232	Splunk, Inc.[a]	8,866,585
332,528	Visa, Inc.	54,677,579
144,950	Xilinx, Inc.	17,414,293

	Total	388,684,974

	Total Common Stock (cost $725,468,714)	1,107,156,641

Shares	Short-Term Investments (2.0%)	Value
	Thrivent Core Short-Term Reserve Fund
2,224,746	2.690%	22,247,457

	Total Short-Term Investments (cost $22,247,457)	22,247,457

	Total Investments (cost $747,716,171) 99.9%	$1,129,404,098

	Other Assets and Liabilities, Net 0.1%	990,035

	Total Net Assets 100.0%	$1,130,394,133

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository Bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$390,398,421
Gross unrealized depreciation	(9,079,040)

Net unrealized appreciation (depreciation)	$381,319,381

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$748,084,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	173,442,482	173,442,482	–	–
Consumer Discretionary	227,913,153	227,913,153	–	–
Consumer Staples	33,066,283	33,066,283	–	–
Energy	9,181,934	9,181,934	–	–
Financials	62,872,607	62,872,607	–	–
Health Care	145,576,109	145,576,109	–	–
Industrials	66,419,099	66,419,099	–	–
Information Technology	388,684,974	388,684,974	–	–

Subtotal Investments in Securities	$1,107,156,641	$1,107,156,641	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	22,247,457

Subtotal Other Investments	$22,247,457

Total Investments at Value	$1,129,404,098

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$25,026	$41,836	$44,615	$22,247	2,225	2.0%
Total Affiliated Short-Term Investments	25,026			22,247		2.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	258	258	–	–	–
Total Value	$25,026			$22,247

Fund	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$288

Total Income from Affiliated Investments				$288

Cash Management Trust- Collateral Investment	–	–	–	0

Total Affiliated Income from Securities Loaned, Net				$0

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (96.0%)	Value
Communications Services (8.4%)
12,640	Alphabet, Inc.[a]	$15,022,387
135,839	CBS Corporation	6,964,465
681,860	Comcast Corporation	29,681,366
741,889	Verizon Communications, Inc.	42,428,632

	Total	94,096,850

Consumer Discretionary (5.5%)
112,879	Aptiv plc	9,673,730
143,810	D.R. Horton, Inc.	6,372,221
237,263	Harley-Davidson, Inc.	8,833,302
326,631	Lowe’s Companies, Inc.	36,955,031

	Total	61,834,284

Consumer Staples (2.9%)
56,540	Kimberly-Clark Corporation	7,258,605
247,403	Wal-Mart Stores, Inc.	25,442,925

	Total	32,701,530

Energy (9.3%)
354,731	BP plc ADR	15,512,387
302,434	Chevron Corporation	36,310,226
304,380	Halliburton Company	8,623,086
937,701	Marathon Oil Corporation	15,978,425
224,960	Marathon Petroleum Corporation	13,693,315
85,140	Pioneer Natural Resources Company	14,172,404

	Total	104,289,843

Financials (25.2%)
247,170	Aflac, Inc.	12,452,425
134,050	American International Group, Inc.	6,376,758
1,734,506	Bank of America Corporation	53,041,193
319,350	Blackstone Group, LP	12,601,551
206,172	Capital One Financial Corporation	19,138,947
73,697	Chubb, Ltd.	10,700,804
635,210	Citigroup, Inc.	44,909,347
88,250	Comerica, Inc.	6,935,567
625,483	Fifth Third Bancorp	18,026,420
23,990	Goldman Sachs Group, Inc.	4,940,021
113,570	Hartford Financial Services Group, Inc.	5,940,847
512,180	Huntington Bancshares, Inc.	7,129,546
136,820	J.P. Morgan Chase & Company	15,877,961
215,080	MetLife, Inc.	9,921,640
181,340	Morgan Stanley	8,749,655
70,000	Prudential Financial, Inc.	7,399,700
139,270	Raymond James Financial, Inc.	12,752,954
63,410	State Street Corporation	4,290,321
209,610	U.S. Bancorp	11,176,405
215,600	Zions Bancorporations NA	10,635,548

	Total	282,997,610

Health Care (14.4%)
31,903	Biogen, Inc.[a]	7,313,444
31,446	Cigna Holding Company	4,994,883
335,121	CVS Health Corporation	18,223,880
313,890	Gilead Sciences, Inc.	20,415,406
202,630	Johnson & Johnson	28,611,356
211,483	Medtronic plc	18,781,805
473,610	Merck & Company, Inc.	37,277,843
338,120	Pfizer, Inc.	13,731,053
56,693	UnitedHealth Group, Inc.	13,213,437

	Total	162,563,107

Industrials (11.4%)
25,150	Boeing Company	9,498,904
103,930	CSX Corporation	8,275,946
294,620	Delta Air Lines, Inc.	17,173,400
116,863	Honeywell International, Inc.	20,290,923
141,410	Ingersoll-Rand plc	17,338,280
210,860	Johnson Controls International plc	7,907,250
52,570	Norfolk Southern Corporation	10,725,331
82,641	United Parcel Service, Inc.	8,778,127
201,820	United Technologies Corporation	28,781,550

	Total	128,769,711

Information Technology (15.0%)
62,190	Apple, Inc.	12,479,667
1,190,040	Cisco Systems, Inc.	66,582,738
360,751	Microsoft Corporation	47,114,080
257,840	Oracle Corporation	14,266,287
110,130	QUALCOMM, Inc.	9,485,497
164,620	Texas Instruments, Inc.	19,397,175

	Total	169,325,444

Materials (3.0%)
249,850	Alcoa Corporation[a]	6,665,998
250,130	CF Industries Holdings, Inc.	11,200,821
198,246	Eastman Chemical Company	15,637,645

	Total	33,504,464

Utilities (0.9%)
195,880	Exelon Corporation	9,980,086

	Total	9,980,086

	Total Common Stock (cost $733,732,062)	1,080,062,929

Shares	Short-Term Investments (3.8%)	Value
	Thrivent Core Short-Term Reserve Fund
4,326,088	2.690%	43,260,878

	Total Short-Term Investments (cost $43,260,878)	43,260,878

	Total Investments (cost $776,992,940) 99.8%	$1,123,323,807

	Other Assets and Liabilities, Net 0.2%	1,889,865

	Total Net Assets 100.0%	$1,125,213,672

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$369,649,881
Gross unrealized depreciation	(22,747,309)

Net unrealized appreciation (depreciation)	$346,902,572

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$776,421,235

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	94,096,850	94,096,850	–	–
Consumer Discretionary	61,834,284	61,834,284	–	–
Consumer Staples	32,701,530	32,701,530	–	–
Energy	104,289,843	104,289,843	–	–
Financials	282,997,610	282,997,610	–	–
Health Care	162,563,107	162,563,107	–	–
Industrials	128,769,711	128,769,711	–	–
Information Technology	169,325,444	169,325,444	–	–
Materials	33,504,464	33,504,464	–	–
Utilities	9,980,086	9,980,086	–	–

Subtotal Investments in Securities	$1,080,062,929	$1,080,062,929	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	43,260,878

Subtotal Other Investments	$43,260,878

Total Investments at Value	$1,123,323,807

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$28,875	$53,279	$38,893	$43,261	4,326	3.8%
Total Affiliated Short-Term Investments	28,875			43,261		3.8
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	1,804	3,179	4,983	–	–	–
Total Collateral Held for Securities Loaned	1,804			–		–
Total Value	$30,679			$43,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$503

Total Income from Affiliated Investments				$503

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	1

Total Affiliated Income from Securities Loaned, Net				$1

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (0.4%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$212,650	<0.1%

	Total	212,650

Capital Goods (<0.1%)
	Other Securities^	198,000	<0.1%

	Total	198,000

Communications Services (0.1%)
	Other Securities^	872,438	0.1%

	Total	872,438

Consumer Cyclical (0.1%)
	Other Securities^	462,701	0.1%

	Total	462,701

Consumer Non-Cyclical (0.1%)
	Other Securities^	1,043,950	0.1%

	Total	1,043,950

Energy (<0.1%)
	Other Securities^	221,373	<0.1%

	Total	221,373

Financials (0.1%)
	Other Securities^	382,343	0.1%

	Total	382,343

Technology (<0.1%)
	Other Securities^	336,074	<0.1%

	Total	336,074

	Total Bank Loans (cost $3,787,558)	3,729,529

Principal Amount	Long-Term Fixed Income (96.3%)	Value	% of Net Assets
Asset-Backed Securities (22.0%)
	Ares XXXVII CLO, Ltd.
$4,000,000	3.767%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1Ra,b	3,987,224	0.4%
	Assurant CLO III, Ltd.
4,700,000	3.822%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Aa,b	4,667,598	0.5%
	Benefit Street Partners CLO IV, Ltd.
4,800,000	3.842%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRa,b	4,799,962	0.5%
	CBAM, Ltd.
5,000,000	4.008%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Aa,b	5,000,655	0.5%
	Cedar Funding VI CLO, Ltd.
6,000,000	3.682%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARa,b	5,984,634	0.6%
	Garrison BSL CLO, Ltd.
6,000,000	3.558%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[a,b]	5,920,590	0.6%
	GM Financial Automobile Leasing Trust
6,500,000	3.080%, 12/20/2022, Ser. 2019-1, Class A4	6,543,405	0.7%
	Golub Capital Partners, Ltd.
6,000,000	3.742%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[a,b]	5,982,084	0.6%
	Invitation Homes Trust
4,469,229	3.574%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Aa,b	4,482,794	0.5%
	Marlette Funding Trust
3,498,056	3.200%, 9/15/2028, Ser. 2018-3A, Class Aa	3,499,236	0.4%
4,142,590	3.440%, 4/16/2029, Ser. 2019-1A, Class Aa	4,159,405	0.4%
	Navient Student Loan Trust
3,855,389	3.227%, (LIBOR 1M + 0.750%), 7/26/2066, Ser. 2017-1A, Class A2[a,b]	3,868,485	0.4%
	OZLM VIII, Ltd.
3,300,000	3.758%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRa,b	3,302,353	0.4%
	RCO Mortgage, LLC
4,919,339	4.458%, 10/25/2023, Ser. 2018-2, Class A1[a,c]	4,972,936	0.5%
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[a]	3,438,491	0.4%
	SLM Student Loan Trust
3,432,154	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,358,974	0.4%
	SoFi Consumer Loan Program Trust
5,000,000	3.010%, 4/25/2028, Ser. 2019-2, Class Aa,d	4,999,370	0.5%
	Upstart Securitization Trust
3,665,603	3.450%, 4/20/2026, Ser. 2019-1, Class Aa	3,670,953	0.4%
	Vericrest Opportunity Loan Trust
4,600,270	4.458%, 10/25/2048, Ser. 2018-NPL9, Class A1Aa,c	4,632,864	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value	% of Net Assets
Asset-Backed Securities (22.0%) - continued
	Verizon Owner Trust
$4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Aa	$4,475,900	0.5%
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,891,806	0.4%
	Other Securities^	111,596,816	11.9%

	Total	207,236,535

Basic Materials (1.0%)
	Other Securities^	9,233,607	1.0%

	Total	9,233,607

Capital Goods (0.8%)
	Other Securities^	7,016,601	0.8%

	Total	7,016,601

Collateralized Mortgage Obligations (11.3%)
	Angel Oak Mortgage Trust I, LLC
3,582,257	3.258%, 4/27/2048, Ser. 2018-1, Class A1[a,b]	3,579,330	0.4%
3,869,511	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,b]	3,891,735	0.4%
	Civic Mortgage, LLC
4,108,413	4.349%, 11/25/2022, Ser. 2018-2, Class A1[a,c]	4,105,958	0.4%
	Eagle Re, Ltd.
3,500,000	3.734%, (LIBOR 1M + 1.250%), 4/25/2029, Ser. 2019-1, Class M1Aa,b	3,502,400	0.4%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
336,067	2.250%, 6/25/2025, Ser. 2010-58, Class PT	334,299	<0.1%
	GS Mortgage-Backed Securities Trust
4,802,803	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Aa	4,877,184	0.5%
	Homeward Opportunities Fund Trust
4,949,389	3.454%, 5/28/2024, Ser. 2019-1, Class A1[a,b]	4,961,228	0.5%
	Legacy Mortgage Asset Trust
3,874,634	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[a]	3,904,557	0.4%
	New Residential Mortgage, LLC
3,463,320	3.790%, 7/25/2054, Ser. 2018-FNT2, Class Aa	3,491,824	0.4%
	Radnor RE, Ltd.
3,300,000	3.877%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[a,b]	3,309,064	0.4%
	RCO Mortgage, LLC
3,857,943	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[a,b]	3,888,095	0.4%
	Starwood Mortgage Residential Trust
3,719,238	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[a,b]	3,779,719	0.4%
	Other Securities^	63,113,381	6.7%

	Total	106,738,774

Commercial Mortgage-Backed Securities (1.4%)
	Cold Storage Trust
4,850,000	3.473%, (LIBOR 1M + 1.000%), 4/15/2036, Ser. 2017-ICE3, Class Aa,b	4,863,152	0.5%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
6,000,000	2.935%, (LIBOR 1M + 0.440%), 10/25/2025, Ser. KBF2, Class Ab,e	6,017,669	0.6%
	Federal National Mortgage Association - ACES
2,445,897	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,479,196	0.3%

	Total	13,360,017

Communications Services (2.0%)
	Other Securities^	19,141,056	2.0%

	Total	19,141,056

Consumer Cyclical (1.5%)
	Other Securities^	13,881,026	1.5%

	Total	13,881,026

Consumer Non-Cyclical (4.2%)
	Other Securities^	39,226,415	4.2%

	Total	39,226,415

Energy (3.0%)
	Other Securities^	28,640,609	3.0%

	Total	28,640,609

Financials (12.3%)
	Other Securities^	115,386,347	12.3%

	Total	115,386,347

Foreign Government (0.4%)
	Other Securities^	3,304,417	0.4%

	Total	3,304,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value	% of Net Assets
Mortgage-Backed Securities (4.1%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$20,500,000	4.000%, 5/1/2049[d]	$21,036,340	2.2%
4,600,000	5.000%, 5/1/2049[d]	4,847,699	0.5%
11,650,000	4.500%, 6/1/2049[d]	12,114,053	1.3%
432,062	4.439%, (LIBOR 12M + 1.510%), 1/1/2043b	445,246	0.1%
385,584	4.268%, (LIBOR 12M + 1.550%), 7/1/2043b	395,979	<0.1%

	Total	38,839,317

Technology (1.4%)
	Other Securities^	13,135,211	1.4%

	Total	13,135,211

Transportation (2.0%)
	Other Securities^	18,640,013	2.0%

	Total	18,640,013

U.S. Government & Agencies (26.3%)
	Federal Home Loan Bank
8,000,000	2.500%, 2/13/2024	8,057,420	0.8%
	Federal National Mortgage Association
7,000,000	2.875%, 9/12/2023	7,160,029	0.8%
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,425,899	0.9%
9,250,000	2.625%, 2/15/2029	9,345,391	1.0%
3,695,000	2.250% - 3.000%, 11/15/2027 - 5/15/2046	3,548,882	0.4%
	U.S. Treasury Bonds, TIPS
3,011,140	0.125%, 1/15/2023	2,981,155	0.3%
	U.S. Treasury Notes
59,000,000	1.750%, 11/30/2019	58,755,704	6.2%
6,500,000	1.875%, 12/15/2020	6,455,820	0.7%
14,000,000	2.500%, 2/28/2021	14,053,047	1.5%
45,500,000	2.500%, 1/15/2022	45,795,039	4.9%
18,845,000	2.000%, 11/30/2022	18,681,578	2.0%
5,250,000	2.750%, 7/31/2023	5,351,514	0.6%
20,750,000	2.500%, 1/31/2024	20,946,152	2.2%
21,000,000	2.625%, 1/31/2026	21,296,953	2.3%
11,375,000	1.125% - 2.875%, 10/31/2019 - 7/31/2025	11,316,706	1.1%
	U.S. Treasury Notes, TIPS
5,865,090	0.125%, 4/15/2021	5,819,397	0.6%

	Total	247,990,686

Utilities (2.6%)
	Other Securities^	24,663,567	2.6%

	Total	24,663,567

	Total Long-Term Fixed Income (cost $902,729,169)	906,434,198

Shares	Preferred Stock (0.1%)	Value	% of Net Assets
Financials (0.1%)
	Other Securities^	1,461,780	0.1%

	Total	1,461,780

	Total Preferred Stock (cost $1,490,400)	1,461,780

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	433,590	<0.1%

	Total	433,590

	Total Common Stock (cost $594,595)	433,590

Shares or Principal Amount	Short-Term Investments (7.4%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
6,831,369	2.690%	68,313,692	7.3%
	Other Securities^	1,097,798	0.1%

	Total Short-Term Investments (cost $69,411,511)	69,411,490

	Total Investments (cost $978,013,233) 104.2%	$981,470,587

	Other Assets and Liabilities, Net (4.2%)	(40,010,552)

	Total Net Assets 100.0%	$941,460,035

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $358,495,706 or 38.1% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,643,220
Gross unrealized depreciation	(3,953,478)

Net unrealized appreciation (depreciation)	$2,689,742

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,024,569,206

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	212,650	–	114,024	98,626
Capital Goods	198,000	–	198,000	–
Communications Services	872,438	–	872,438	–
Consumer Cyclical	462,701	–	462,701	–
Consumer Non-Cyclical	1,043,950	–	1,043,950	–
Energy	221,373	–	221,373	–
Financials	382,343	–	382,343	–
Technology	336,074	–	336,074	–

Long-Term Fixed Income
Asset-Backed Securities	207,236,535	–	200,972,602	6,263,933
Basic Materials	9,233,607	–	9,233,607	–
Capital Goods	7,016,601	–	7,016,601	–
Collateralized Mortgage Obligations	106,738,774	–	98,723,178	8,015,596
Commercial Mortgage-Backed Securities	13,360,017	–	13,360,017	–
Communications Services	19,141,056	–	19,141,056	–
Consumer Cyclical	13,881,026	–	13,881,026	–
Consumer Non-Cyclical	39,226,415	–	39,226,415	–
Energy	28,640,609	–	28,640,609	–
Financials	115,386,347	–	115,386,347	–
Foreign Government	3,304,417	–	3,304,417	–
Mortgage-Backed Securities	38,839,317	–	38,839,317	–
Technology	13,135,211	–	13,135,211	–
Transportation	18,640,013	–	18,640,013	–
U.S. Government & Agencies	247,990,686	–	247,990,686	–
Utilities	24,663,567	–	24,663,567	–

Preferred Stock
Financials	1,461,780	1,461,780	–	–

Common Stock
Energy	433,590	433,590	–	–
Short-Term Investments	1,097,798	–	1,097,798	–

Subtotal Investments in Securities	$913,156,895	$1,895,370	$896,883,370	$14,378,155

Other Investments *	Total
Affiliated Short-Term Investments	68,313,692

Subtotal Other Investments	$68,313,692

Total Investments at Value	$981,470,587

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	537,905	537,905	–	–

Total Asset Derivatives	$537,905	$537,905	$–	$–

Liability Derivatives
Futures Contracts	1,267,991	1,267,991	–	–

Total Liability Derivatives	$1,267,991	$1,267,991	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Limited Maturity Bond Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $1,097,798 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	795	June 2019	$168,803,304	$537,905

Total Futures Long Contracts			$168,803,304	$537,905

CBOT 10-Yr. U.S. Treasury Note	(437)	June 2019	($53,462,812)	($581,800)
CBOT 5-Yr. U.S. Treasury Note	(457)	June 2019	(52,428,612)	(419,156)
CBOT U.S. Long Bond	(84)	June 2019	(12,191,381)	(195,993)
CBOT Ultra 10-Yr. U.S. Treasury Note	(5)	June 2019	(649,984)	(8,922)
CME Ultra Long Term U.S. Treasury Bond	(22)	June 2019	(3,552,068)	(62,120)

Total Futures Short Contracts			($122,284,857)	($1,267,991)

Total Futures Contracts			$46,518,447	($730,086)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$537,905
Total Interest Rate Contracts		537,905

Total Asset Derivatives		$537,905

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,267,991
Total Interest Rate Contracts		1,267,991

Total Liability Derivatives		$1,267,991

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(895,894)

Total Interest Rate Contracts		(895,894)

Total		($895,894)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,057,946)
Total Interest Rate Contracts		(2,057,946)

Total		($2,057,946)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$128,590,096
Futures - Short	(114,867,702)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$59,152	$203,660	$194,498	$68,314	6,831	7.3%
Total Affiliated Short-Term Investments	59,152			68,314		7.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	5,264	5,264	–	–	–
Total Value	$59,152			$68,314

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$647
Total Income from Affiliated Investments				$647
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	1
Total Affiliated Income from Securities Loaned, Net				$1
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.6%)	Value
Communications Services (7.0%)
1,428	Auto Trader Group plc[a]	$10,556
2,703	Deutsche Telekom AG	45,289
117,000	HKT Trust and HKT, Ltd.	181,358
7,000	KDDI Corporation	161,333
10,600	NTT DOCOMO, INC.	230,185
277,000	PCCW, Ltd.	167,025
751	Proximus SA	21,034
870	Rogers Communications Inc.	43,802
2,225	Verizon Communications, Inc.	127,248

	Total	987,830

Consumer Discretionary (10.1%)
1,500	Benesse Holdings, Inc.	41,472
322	Berkeley Group Holdings plc	15,796
1,200	Bridgestone Corporation	47,605
2,143	Bunzl plc	64,635
45	Hermes International	31,661
803	Home Depot, Inc.	163,571
2,459	Marks and Spencer Group plc	9,173
723	McDonald’s Corporation	142,843
13,800	Nissan Motor Company, Ltd.	110,787
1,000	Rinnai Corporation	67,464
489	Ross Stores, Inc.	47,756
1,300	Sankyo Company, Ltd.	51,341
4,400	Sekisui House, Ltd.	70,942
900	SHIMAMURA Company, Ltd.	67,108
10,250	SmartCentres Real Estate Investment Trust	259,215
8,700	Sumitomo Rubber Industries, Ltd.	106,978
2,078	TJX Companies, Inc.	114,041
1,100	Yahoo Japan Corporation	2,936

	Total	1,415,324

Consumer Staples (14.3%)
2,448	Altria Group, Inc.	133,000
503	Carlsberg AS	65,038
2,919	Coca-Cola Company	143,206
822	Colgate-Palmolive Company	59,833
3,569	Empire Company, Ltd.	79,388
244	Hershey Company	30,463
923	Imperial Brands plc	29,368
10,500	Japan Tobacco, Inc.	242,630
109	Kerry Group plc	12,201
50	Kimberly-Clark Corporation	6,419
4,246	Koninklijke Ahold Delhaize NV	102,336
539	Loblaw Companies, Ltd.	26,405
790	Mondelez International, Inc.	40,172
2,854	Nestle SA	274,776
2,302	PepsiCo, Inc.	294,771
351	Procter & Gamble Company	37,374
3,100	Sundrug Company, Ltd.	83,113
300	TSURUHA Holdings, Inc.	25,568
544	Unilever NV	32,915
2,312	Unilever plc	140,142
1,440	Wal-Mart Stores, Inc.	148,090

	Total	2,007,208

Energy (0.7%)
310	Chevron Corporation	37,218
770	Exxon Mobil Corporation	61,816

	Total	99,034

Financials (11.4%)
271	Alleghany Corporation[b]	178,014
2,390	Allstate Corporation	236,753
320	American Express Company	37,514
2,030	American Financial Group, Inc.	210,166
1,877	Annaly Capital Management, Inc.	18,939
885	Aon plc	159,424
689	Arch Capital Group, Ltd.[b]	23,274
885	Arthur J. Gallagher & Company	74,004
822	Berkshire Hathaway, Inc.[b]	178,136
691	Chubb, Ltd.	100,333
2,443	CI Financial Corporation	35,140
2,784	Direct Line Insurance Group plc	11,980
350	Hartford Financial Services Group, Inc.	18,309
137	Intercontinental Exchange, Inc.	11,145
77	Markel Corporation[b]	82,506
1,566	Marsh & McLennan Companies, Inc.	147,658
449	Pargesa Holding SA	35,286
54	Reinsurance Group of America, Inc.	8,182
618	W.R. Berkley Corporation	37,883

	Total	1,604,646

Health Care (14.1%)
481	Abbott Laboratories	38,268
347	Alcon, Inc.[b]	19,983
421	Amgen, Inc.	75,494
32	Anthem, Inc.	8,417
808	Baxter International, Inc.	61,650
262	Cigna Holding Company	41,616
824	Danaher Corporation	109,131
967	Eli Lilly and Company	113,178
1,066	GlaxoSmithKline plc	21,899
47	Humana, Inc.	12,004
1,921	Johnson & Johnson	271,245
1,320	Medtronic plc	117,229
2,600	Mitsubishi Tanabe Pharma Corporation	32,727
1,736	Novartis AG	142,248
3,101	Novo Nordisk AS	151,932
4,935	Pfizer, Inc.	200,410
583	Recordati SPA	23,558
845	Roche Holding AG	222,965
210	Sonova Holding AG	42,416
722	Stryker Corporation	136,393
601	UnitedHealth Group, Inc.	140,075

	Total	1,982,838

Industrials (7.9%)
745	AMETEK, Inc.	65,687
383	General Dynamics Corporation	68,450
968	Honeywell International, Inc.	168,074
464	Lockheed Martin Corporation	154,665
167	Northrop Grumman Corporation	48,415
695	Raytheon Company	123,425
4,314	RELX plc	99,117
89	Schindler Holding AG, Participation Certificate	19,235
9	SGS SA	23,747
2,600	Singapore Airport Terminal Services, Ltd.	10,000
328	Societe BIC SA	28,256
8,900	Sumitomo Corporation	127,562
3,800	Sumitomo Electric Industries, Ltd.	50,562
614	United Technologies Corporation	87,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.6%)	Value
Industrials (7.9%) - continued
449	Waste Connections, Inc.	$41,653

	Total	1,116,410

Information Technology (12.4%)
147	Accenture plc	26,853
1,316	Amphenol Corporation	131,021
844	Automatic Data Processing, Inc.	138,745
8,100	Canon, Inc.	224,759
3,855	CGI, Inc.[b]	277,478
3,751	Cisco Systems, Inc.	209,869
700	Fidelity National Information Services, Inc.	81,151
827	Fiserv, Inc.[b]	72,148
179	International Business Machines Corporation	25,108
536	MasterCard, Inc.	136,273
1,162	Microsoft Corporation	151,757
3,601	Oracle Corporation	199,243
602	Synopsys, Inc.[b]	72,890

	Total	1,747,295

Materials (0.3%)
3,408	Barrick Gold Corporation	43,322

	Total	43,322

Real Estate (7.9%)
1,099	AvalonBay Communities, Inc.	220,822
184	Boston Properties, Inc.	25,322
2,004	Camden Property Trust	201,703
128	Crown Castle International Corporation	16,100
700	Daito Trust Construction Company, Ltd.	93,732
684	Equity Residential	52,271
6,995	H&R REIT	119,516
4,000	Hysan Development Company, Ltd.	22,419
4,245	Klepierre SA	150,843
2,500	Link REIT	29,210
34,467	Mirvac Group	68,999
195	Public Storage, Inc.	43,130
148	Regency Centers Corporation	9,941
992	RioCan Real Estate Investment Trust	19,074
16,551	Vicinity Centres	29,682

	Total	1,102,764

Utilities (7.5%)
3,585	AGL Energy, Ltd.	56,243
660	Ameren Corporation	48,028
1,392	American Electric Power Company, Inc.	119,086
3,900	Chugoku Electric Power Company, Inc.	46,564
15,500	CLP Holdings, Ltd.	175,920
1,930	Consolidated Edison, Inc.	166,289
2,958	Duke Energy Corporation	269,533
166	Evergy, Inc.	9,598
151	NextEra Energy, Inc.	29,360
515	Southern Company	27,408
1,990	Xcel Energy, Inc.	112,435

	Total	1,060,464

	Total Common Stock (cost $12,116,534)	13,167,135

Shares or Principal Amount	Short-Term Investments (5.9%)	Value
	Federal Home Loan Bank Discount Notes
100,000	2.405%, 5/24/2019[c,d]	99,846
	Thrivent Core Short-Term Reserve Fund
73,281	2.690%	732,806

	Total Short-Term Investments (cost $832,652)	832,652

	Total Investments (cost $12,949,186) 99.5%	$13,999,787

	Other Assets and Liabilities, Net 0.5%	76,908

	Total Net Assets 100.0%	$14,076,695

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $10,556 or 0.1% of total net assets.

b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,309,522
Gross unrealized depreciation	(292,434)

Net unrealized appreciation (depreciation)	$1,017,088
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$13,612,799

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	987,830	127,248	860,582	–
Consumer Discretionary	1,415,324	468,211	947,113	–
Consumer Staples	2,007,208	893,328	1,113,880	–
Energy	99,034	99,034	–	–
Financials	1,604,646	1,522,240	82,406	–
Health Care	1,982,838	1,325,110	657,728	–
Industrials	1,116,410	757,931	358,479	–
Information Technology	1,747,295	1,245,058	502,237	–
Materials	43,322	–	43,322	–
Real Estate	1,102,764	569,289	533,475	–
Utilities	1,060,464	781,737	278,727	–
Short-Term Investments	99,846	–	99,846	–

Subtotal Investments in Securities	$13,266,981	$7,789,186	$5,477,795	$–

Other Investments *	Total
Affiliated Short-Term Investments	732,806

Subtotal Other Investments	$732,806

Total Investments at Value	$13,999,787

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,693	4,693	–	–

Total Asset Derivatives	$4,693	$4,693	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $99,846 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	10	June 2019	$625,407	$4,693

Total Futures Long Contracts			$625,407	$4,693

Total Futures Contracts			$625,407	$4,693

Reference Description:

MSCI	-	Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$4,693
Total Equity Contracts		4,693

Total Asset Derivatives		$4,693

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	27,838
Total Equity Contracts		27,838

Total		$27,838

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	9,333
Total Equity Contracts		9,333

Total		$9,333

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$250,867

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$2,789	$2,056	$733	73	5.2%
Total Affiliated Short-Term Investments	–			733		5.2
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	139	139	–	–	–
Total Value	$–			$733

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$3

Total Income from Affiliated Investments				$3

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	1

Total Affiliated Income from Securities Loaned, Net				$1

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (92.3%)	Value
Communications Services (2.9%)
878,350	DISH Network Corporation[a]	$30,847,652
875,075	Twitter, Inc.[a]	34,924,243

	Total	65,771,895

Consumer Discretionary (9.3%)
1,654,575	American Axle & Manufacturing Holdings, Inc.[a]	24,404,981
416,452	Etsy, Inc.[a]	28,127,168
255,475	Expedia Group, Inc.	33,170,874
188,275	Lululemon Athletica, Inc.[a]	33,202,296
482,250	Norwegian Cruise Line Holdings, Ltd.[a]	27,194,078
252,400	RHa,b	26,933,604
927,076	Toll Brothers, Inc.	35,321,596

	Total	208,354,597

Consumer Staples (3.0%)
1,459,425	Hain Celestial Group, Inc.[a,b]	31,844,653
537,925	TreeHouse Foods, Inc.[a]	36,030,217

	Total	67,874,870

Energy (4.1%)
2,979,100	Callon Petroleum Company[a]	22,373,041
229,550	Diamondback Energy, Inc.	24,421,825
1,606,675	Patterson-UTI Energy, Inc.	21,834,713
1,751,465	WPX Energy, Inc.[a]	24,327,849

	Total	92,957,428

Financials (16.9%)
1,373,850	Ally Financial, Inc.	40,817,083
1,187,200	Assured Guaranty, Ltd.	56,629,440
1,006,750	E*TRADE Financial Corporation	51,001,955
345,350	First Republic Bank	36,475,867
2,621,850	KeyCorp	46,013,468
40,910	Markel Corporation[a]	43,835,474
1,259,650	Radian Group, Inc.	29,501,003
1,558,500	Zions Bancorporations NA	76,880,805

	Total	381,155,095

Health Care (7.4%)
259,025	Edwards Lifesciences Corporation[a]	45,606,532
1,232,327	Halozyme Therapeutics, Inc.[a]	19,877,435
208,225	Jazz Pharmaceuticals, Inc.[a]	27,021,358
173,700	Ligand Pharmaceuticals, Inc.[a,b]	21,860,145
235,989	Universal Health Services, Inc.	29,939,924
1,008,300	Valeant Pharmaceuticals
	International, Inc.[a]	23,281,647

	Total	167,587,041

Industrials (16.8%)
163,175	Acuity Brands, Inc.	23,877,398
446,825	AGCO Corporation	31,626,273
350,350	Brink’s Company	28,003,475
568,725	CSX Corporation	45,287,572
274,425	Huntington Ingalls Industries, Inc.	61,081,516
1,238,290	Southwest Airlines Company	67,152,467
446,000	United Continental Holdings, Inc.[a]	39,631,560
315,355	Verisk Analytics, Inc.	44,509,205
287,100	WABCO Holdings, Inc.[a]	38,023,524

	Total	379,192,990

Information Technology (14.3%)
1,017,895	Advanced Micro Devices, Inc.[a]	28,124,439
746,650	Akamai Technologies, Inc.[a]	59,776,799
251,750	Alliance Data Systems Corporation	40,305,175
187,850	ANSYS, Inc.[a]	36,781,030
778,150	Ciena Corporation[a]	29,849,834
490,600	DocuSign, Inc.[a]	27,802,302
277,250	KLA-Tencor Corporation	35,343,830
681,613	Teradata Corporation[a]	30,992,943
684,476	Teradyne, Inc.	33,539,324

	Total	322,515,676

Materials (4.0%)
540,800	Ball Corporation	32,415,552
1,441,725	Owens-Illinois, Inc.	28,488,486
892,383	Steel Dynamics, Inc.	28,270,693

	Total	89,174,731

Real Estate (8.0%)
264,800	Alexandria Real Estate Equities, Inc.	37,704,872
414,900	Camden Property Trust	41,759,685
211,500	Digital Realty Trust, Inc.	24,895,665
963,350	Duke Realty Corporation	29,979,452
1,292,609	Host Hotels & Resorts, Inc.	24,869,797
485,450	QTS Realty Trust, Inc.	22,015,158

	Total	181,224,629

Utilities (5.6%)
663,900	Alliant Energy Corporation	31,355,997
559,400	CMS Energy Corporation	31,074,670
372,350	Entergy Corporation	36,080,715
468,750	Public Service Enterprise Group, Inc.	27,960,938

	Total	126,472,320

	Total Common Stock (cost $1,634,357,262)	2,082,281,272

Shares	Collateral Held for Securities Loaned (1.7%)	Value
39,743,925	Thrivent Cash Management Trust	39,743,925

	Total Collateral Held for Securities Loaned (cost $39,743,925)	39,743,925

Shares	Short-Term Investments (7.6%)	Value
	Thrivent Core Short-Term Reserve Fund
17,067,197	2.690%	170,671,969

	Total Short-Term Investments (cost $170,671,969)	170,671,969

	Total Investments (cost $1,844,773,156) 101.6%	$2,292,697,166

	Other Assets and Liabilities, Net (1.6%)	(37,111,189)

	Total Net Assets 100.0%	$2,255,585,977

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of April 30, 2019:

Securities Lending Transactions
Common Stock	$38,703,381

Total lending	$38,703,381
Gross amount payable upon return of collateral for securities loaned	$39,743,925

Net amounts due to counterparty	$1,040,544

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$498,348,839
Gross unrealized depreciation	(51,159,363)

Net unrealized appreciation (depreciation)	$447,189,476
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,845,507,690

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	65,771,895	65,771,895	–	–
Consumer Discretionary	208,354,597	208,354,597	–	–
Consumer Staples	67,874,870	67,874,870	–	–
Energy	92,957,428	92,957,428	–	–
Financials	381,155,095	381,155,095	–	–
Health Care	167,587,041	167,587,041	–	–
Industrials	379,192,990	379,192,990	–	–
Information Technology	322,515,676	322,515,676	–	–
Materials	89,174,731	89,174,731	–	–
Real Estate	181,224,629	181,224,629	–	–
Utilities	126,472,320	126,472,320	–	–

Subtotal Investments in Securities	$2,082,281,272	$2,082,281,272	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	170,671,969
Collateral Held for Securities Loaned	39,743,925

Subtotal Other Investments	$210,415,894

Total Investments at Value	$2,292,697,166

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$167,231	$193,755	$190,314	$170,672	17,067	7.6%
Total Affiliated Short-Term Investments	167,231			170,672		7.6
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	21,669	208,936	190,861	39,744	39,744	1.7
Total Collateral Held for Securities Loaned	21,669			39,744		1.7
Total Value	$188,900			$210,416

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$2,364
Total Income from Affiliated Investments				$2,364
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	38
Total Affiliated Income from Securities Loaned, Net				$38
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$3,596,958	0.1%

	Total	3,596,958

Capital Goods (0.1%)
	Other Securities^	3,223,180	0.1%

	Total	3,223,180

Communications Services (0.3%)
	Other Securities^	8,600,073	0.3%

	Total	8,600,073

Consumer Cyclical (0.3%)
	Other Securities^	6,500,666	0.3%

	Total	6,500,666

Consumer Non-Cyclical (0.4%)
	Other Securities^	9,305,651	0.4%

	Total	9,305,651

Energy (0.2%)
	Other Securities^	3,721,733	0.2%

	Total	3,721,733

Financials (0.2%)
	Other Securities^	5,234,444	0.2%

	Total	5,234,444

Technology (0.1%)
	Other Securities^	2,854,208	0.1%

	Total	2,854,208

Utilities (0.1%)
	Other Securities^	1,624,011	0.1%

	Total	1,624,011

	Total Bank Loans (cost $45,162,157)	44,660,924

Shares	Registered Investment Companies (43.1%)	Value	% of Net Assets
Affiliated (42.4%)
5,143,963	Thrivent Core Emerging Markets Debt Fund	48,661,890	2.0%
2,280,830	Thrivent Core International Equity Fund	21,827,540	0.9%
6,582,328	Thrivent Core Low Volatility Equity Fund	75,301,837	3.0%
2,008,138	Thrivent Global Stock Fund, Class S	52,914,445	2.1%
8,114,912	Thrivent High Yield Fund, Class S	38,545,833	1.5%
12,723,481	Thrivent Income Fund, Class S	115,656,446	4.6%
12,859,684	Thrivent International Allocation Fund, Class S	129,625,611	5.2%
13,788,861	Thrivent Large Cap Growth Fund, Class S	174,153,318	7.0%
8,764,026	Thrivent Large Cap Value Fund, Class S	196,314,185	7.8%
5,253,012	Thrivent Limited Maturity Bond Fund, Class S	65,242,409	2.6%
4,135,053	Thrivent Mid Cap Stock Fund, Class S	112,762,884	4.5%
1,180,583	Thrivent Small Cap Stock Fund, Class S	29,160,412	1.2%

	Total	1,060,166,810

Unaffiliated (0.7%)
34,568	SPDR S&P 500 ETF Trust	10,163,683	0.4%
34,610	Vanguard Real Estate ETF	3,003,110	0.1%
	Other Securities^	5,263,596	0.2%

	Total	18,430,389

	Total Registered Investment Companies (cost $829,901,276)	1,078,597,199

Principal Amount	Long-Term Fixed Income (31.4%)	Value	% of Net Assets
Asset-Backed Securities (0.9%)
	SBA Small Business Investment Companies
$1,617,077	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	1,663,023	0.1%
	Other Securities^	21,422,080	0.8%

	Total	23,085,103

Basic Materials (0.4%)
	Other Securities^	10,417,128	0.4%

	Total	10,417,128

Capital Goods (0.6%)
	Other Securities^	14,586,956	0.6%

	Total	14,586,956

Collateralized Mortgage Obligations (1.0%)
	Federal National Mortgage Association
1,188,371	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	144,043	<0.1%
	Other Securities^	23,955,803	1.0%

	Total	24,099,846

Commercial Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation - REMIC
4,775,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,c]	5,104,463	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.3%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$3,250,000	3.505%, 3/25/2029, Ser. K091, Class A2[b]	$3,377,641	0.1%
	Federal National Mortgage Association
2,750,000	3.410%, 5/1/2028	2,798,909	0.1%
1,650,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,707,268	0.1%
	Federal National Mortgage Association - ACES
2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[c]	2,322,368	0.1%
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	1,601,136	0.1%
800,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[c]	775,631	<0.1%
	Federal National Mortgage Association Grantor Trust
1,573,030	2.898%, 6/25/2027, Ser. 2017-T1, Class Ab	1,557,763	0.1%
	Other Securities^	13,850,235	0.5%

	Total	33,095,414

Communications Services (1.1%)
	Other Securities^	27,085,291	1.1%

	Total	27,085,291

Consumer Cyclical (0.8%)
	Other Securities^	19,726,096	0.8%

	Total	19,726,096

Consumer Non-Cyclical (1.5%)
	Other Securities^	38,488,590	1.5%

	Total	38,488,590

Energy (1.3%)
	Other Securities^	31,052,209	1.3%

	Total	31,052,209

Financials (3.1%)
	GE Capital International Funding Company
3,010,000	4.418%, 11/15/2035	2,805,720	0.1%
	Other Securities^	74,961,173	3.0%

	Total	77,766,893

Foreign Government (<0.1%)
	Other Securities^	189,063	<0.1%

	Total	189,063

Mortgage-Backed Securities (9.3%)
	Federal National Mortgage Association - REMIC
3,035,368	3.000%, 12/25/2027, Ser. 2012-137, Class AIa	233,973	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,000,000	3.000%, 5/1/2049[d]	5,930,976	0.2%
56,600,000	3.500%, 5/1/2049[d,e]	57,117,850	2.3%
103,392,500	4.000%, 5/1/2049[d]	106,097,551	4.2%
14,454,000	4.500%, 5/1/2049[d]	15,038,778	0.6%
44,510,000	4.500%, 6/1/2049[d]	46,282,960	1.9%
1,650,000	5.000%, 5/1/2049[d]	1,738,849	0.1%
246,578	4.290%, (LIBOR 12M + 1.540%), 7/1/2043[c]	254,135	<0.1%
92,225	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[c]	95,177	<0.1%
55,881	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[c]	57,388	<0.1%

	Total	232,847,637

Technology (0.7%)
	Other Securities^	17,776,815	0.7%

	Total	17,776,815

Transportation (0.1%)
	Other Securities^	3,533,822	0.1%

	Total	3,533,822

U. S. Government & Agencies (8.5%)
	U.S. Treasury Bonds
22,500,000	2.875%, 5/15/2028	23,204,883	0.9%
5,090,000	5.250%, 11/15/2028	6,272,033	0.3%
15,871,000	2.500%, 5/15/2046	14,595,120	0.6%
3,790,000	2.250% - 4.375%, 11/15/2027 - 5/15/2042	4,061,783	0.2%
	U.S. Treasury Notes
13,530,000	1.500%, 10/31/2019	13,468,164	0.5%
10,845,000	1.750%, 11/30/2019	10,800,095	0.4%
21,500,000	1.375%, 9/30/2020	21,215,293	0.8%
2,750,000	2.500%, 2/28/2021	2,760,420	0.1%
4,773,000	1.125%, 8/31/2021	4,651,065	0.2%
3,710,000	1.875%, 7/31/2022	3,667,103	0.1%
19,860,000	2.000%, 11/30/2022	19,687,776	0.8%
5,270,000	2.500%, 3/31/2023	5,317,553	0.2%
16,750,000	2.500%, 1/31/2024	16,908,340	0.7%
6,640,000	2.125%, 7/31/2024	6,582,678	0.3%
8,540,000	2.125%, 11/30/2024	8,452,932	0.3%
10,260,000	2.625%, 1/31/2026	10,405,083	0.4%
36,340,000	2.500%, 2/28/2026	36,588,418	1.5%
3,780,000	1.375% - 2.250%, 3/31/2020 - 11/15/2024	3,744,392	0.2%

	Total	212,383,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value	% of Net Assets
Utilities (0.8%)
	Other Securities^	$19,518,227	0.8%

	Total	19,518,227

	Total Long-Term Fixed Income (cost $780,387,926)	785,652,221

Shares	Common Stock (18.8%)	Value	% of Net Assets
Communications Services (0.7%)
	Other Securities^	17,903,703	0.7%

	Total	17,903,703

Consumer Discretionary (1.8%)
2,184	Amazon.com, Inc.[f]	4,207,520	0.2%
	Other Securities^	40,122,711	1.6%

	Total	44,330,231

Consumer Staples (0.7%)
20,213	PepsiCo, Inc.	2,588,275	0.1%
	Other Securities^	14,484,060	0.6%

	Total	17,072,335

Energy (0.6%)
	Other Securities^	14,851,423	0.6%

	Total	14,851,423

Financials (3.2%)
37,152	American Financial Group, Inc.	3,846,347	0.2%
92,764	Bank of America Corporation	2,836,723	0.1%
	Other Securities^	73,810,927	2.9%

	Total	80,493,997

Health Care (2.5%)
33,484	Agilent Technologies, Inc.	2,628,494	0.1%
26,135	Johnson & Johnson	3,690,262	0.2%
12,522	UnitedHealth Group, Inc.	2,918,503	0.1%
	Other Securities^	53,485,776	2.1%

	Total	62,723,035

Industrials (3.4%)
35,084	EMCOR Group, Inc.	2,951,968	0.1%
20,262	Honeywell International, Inc.	3,518,091	0.2%
28,930	Lincoln Electric Holdings, Inc.	2,524,721	0.1%
18,254	United Technologies Corporation	2,603,203	0.1%
27,557	Waste Connections, Inc.	2,556,463	0.1%
	Other Securities^	71,434,469	2.8%

	Total	85,588,915

Information Technology (4.2%)
37,625	Amphenol Corporation	3,745,945	0.2%
18,943	Apple, Inc.	3,801,292	0.2%
108,490	Cisco Systems, Inc.	6,070,016	0.3%
61,863	Dolby Laboratories, Inc.	4,001,917	0.2%
10,321	MasterCard, Inc.	2,624,011	0.1%
48,171	Microsoft Corporation	6,291,133	0.3%
19,541	Monolithic Power Systems, Inc.	3,042,729	0.1%
51,776	Oracle Corporation	2,864,766	0.1%
29,555	Synopsys, Inc.[f]	3,578,519	0.2%
	Other Securities^	70,189,892	2.5%

	Total	106,210,220

Materials (0.7%)
	Other Securities^	16,546,402	0.7%

	Total	16,546,402

Real Estate (0.8%)
	Other Securities^	21,466,079	0.8%

	Total	21,466,079

Utilities (0.2%)
	Other Securities^	4,012,914	0.2%

	Total	4,012,914

	Total Common Stock (cost $378,345,474)	471,199,254

Contracts	Options Purchased (<0.1%)	Value	% of Net Assets
	Other Securities^	8,078	<0.1%

	Total Options Purchased (cost $77,344)	8,078

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
13,939,085	Thrivent Cash Management
	Trust	13,939,085	0.6%

	Total Collateral Held for Securities Loaned (cost $13,939,085)	13,939,085

Shares or Principal Amount	Short-Term Investments (14.0%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,700,000	2.415%, 5/21/2019[g,h]	3,695,046	0.2%
3,500,000	2.393%, 7/5/2019[g,h]	3,484,770	0.1%
	U.S. Treasury Bills
800,000	2.455%, 5/23/2019[g]	798,847	<0.1%
	Thrivent Core Short-Term Reserve Fund
33,361,182	2.690%	333,611,822	13.3%
	Other Securities^	8,078,906	0.4%

	Total Short-Term Investments (cost $349,669,587)	349,669,391

	Total Investments (cost $2,397,482,849) 109.7%	$2,743,726,152

	Other Assets and Liabilities, Net (9.7%)	(243,161,072)

	Total Net Assets 100.0%	$2,500,565,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b	All or a portion of the security is insured or guaranteed.
c

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security was earmarked to cover written options.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$10,489,747
Long-Term Fixed Income	3,069,116

Total lending	$13,558,863
Gross amount payable upon return of collateral for securities loaned	$13,939,085

Net amounts due to counterparty	$380,222

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$364,836,495
Gross unrealized depreciation	(28,306,687)

Net unrealized appreciation (depreciation)	$336,529,808
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$2,743,228,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,596,958	–	2,217,253	1,379,705
Capital Goods	3,223,180	–	2,549,224	673,956
Communications Services	8,600,073	–	8,503,496	96,577
Consumer Cyclical	6,500,666	–	6,500,666	–
Consumer Non-Cyclical	9,305,651	–	9,305,651	–
Energy	3,721,733	–	2,754,057	967,676
Financials	5,234,444	–	5,234,444	–
Technology	2,854,208	–	2,854,208	–
Utilities	1,624,011	–	1,451,415	172,596

Registered Investment Companies
Affiliated	914,375,543	914,375,543	–	–
Unaffiliated	18,430,389	18,430,389	–	–

Long-Term Fixed Income
Asset-Backed Securities	23,085,103	–	23,085,103	–
Basic Materials	10,417,128	–	10,417,128	–
Capital Goods	14,586,956	–	14,586,956	–
Collateralized Mortgage Obligations	24,099,846	–	24,099,846	–
Commercial Mortgage-Backed Securities	33,095,414	–	33,095,414	–
Communications Services	27,085,291	–	27,085,291	–
Consumer Cyclical	19,726,096	–	19,726,096	–
Consumer Non-Cyclical	38,488,590	–	38,488,590	–
Energy	31,052,209	–	31,052,209	–
Financials	77,766,893	–	77,766,893	–
Foreign Government	189,063	–	189,063	–
Mortgage-Backed Securities	232,847,637	–	232,847,637	–
Technology	17,776,815	–	17,776,815	–
Transportation	3,533,822	–	3,533,822	–
U.S. Government & Agencies	212,383,131	–	212,383,131	–
Utilities	19,518,227	–	19,518,227	–

Common Stock
Communications Services	17,903,703	16,759,157	1,144,546	–
Consumer Discretionary	44,330,231	41,702,410	2,627,821	–
Consumer Staples	17,072,335	14,857,722	2,214,613	–
Energy	14,851,423	14,461,318	390,105	–
Financials	80,493,997	78,441,475	2,052,522	–
Health Care	62,723,035	61,338,353	1,384,682	–
Industrials	85,588,915	83,375,544	2,213,371	–
Information Technology	106,210,220	104,632,289	1,577,931	–
Materials	16,546,402	14,917,194	1,629,206	2
Real Estate	21,466,079	20,547,184	918,895	–
Utilities	4,012,914	3,477,392	535,522	–
Options Purchased	8,078	–	–	8,078
Short-Term Investments	16,057,569	–	16,057,569	–

Subtotal Investments in Securities	$2,250,383,978	$1,387,315,970	$859,769,418	$3,298,590

Other Investments *	Total

Affiliated Short-Term Investments	333,611,822
Affiliated Registered Investment Companies	145,791,267
Collateral Held for Securities Loaned	13,939,085

Subtotal Other Investments	$493,342,174

Total Investments at Value	$2,743,726,152

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	15,270,982	15,270,982	–	–

Total Asset Derivatives	$15,270,982	$15,270,982	$–	$–

Liability Derivatives
Futures Contracts	9,704,407	9,704,407	–	–
Call Options Written	38,414	–	–	38,414

Total Liability Derivatives	$9,742,821	$9,704,407	$–	$38,414

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $15,258,722 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	3	June 2019	$368,025	$2,990
CBOT 2-Yr. U.S. Treasury Note	268	June 2019	56,984,519	101,574
CBOT 5-Yr. U.S. Treasury Note	513	June 2019	59,106,152	217,492
CBOT U.S. Long Bond	265	June 2019	38,458,992	620,227
CME E-mini S&P 500 Index	1,067	June 2019	147,904,420	9,398,055
CME Euro Foreign Exchange Currency	533	June 2019	75,026,290	36,766
Eurex Euro STOXX 50 Index	2,569	June 2019	99,529,335	282,415
ICE US mini MSCI Emerging Markets Index	1,994	June 2019	103,084,477	4,611,463

Total Futures Long Contracts			$580,462,210	$15,270,982

CBOT Ultra 10-Yr. U.S. Treasury Note	(46)	June 2019	($5,979,852)	($82,086)
CME E-mini Russell 2000 Index	(1,454)	June 2019	(111,629,311)	(4,269,029)
CME E-mini S&P Mid-Cap 400 Index	(521)	June 2019	(97,602,306)	(5,211,834)
CME Ultra Long Term U.S. Treasury Bond	(42)	June 2019	(6,781,220)	(118,592)
ICE mini MSCI EAFE Index	(292)	June 2019	(27,965,334)	(22,866)

Total Futures Short Contracts			($249,958,023)	($9,704,407)

Total Futures Contracts			$330,504,187	$5,566,575

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The following table presents Moderate Allocation Fund’s options contracts held as of April 30, 2019.

Option Description (Underlying Security Description)	Counter- party	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Put Option*	JPM	55	$99.73	June 2019	55,462,385	$8,078	($69,266)
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Purchased Contracts						$8,078	($69,266)

FNMA Conventional 30-Yr. Pass Through Call Option*	JPM	(28)	$100.90	May 2019	(27,751,598)	($38,414)	$36,781
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Written Contracts						($38,414)	$36,781

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$14,291,933
Total Equity Contracts		14,291,933

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	942,283
Options Written	Net Assets - Distributable earnings/(accumulated loss)	36,781
Total Interest Rate Contracts		979,064

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	36,766
Total Foreign Exchange Contracts		36,766

Total Asset Derivatives		$15,307,763

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	9,503,729
Total Equity Contracts		9,503,729

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	200,678
Options Purchased	Net Assets - Distributable earnings/(accumulated loss)	69,266
Total Interest Rate Contracts		269,944

Total Liability Derivatives		$9,773,673

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	38,671
Futures	Net realized gains/(losses) on Futures contracts	1,751,462
Total Interest Rate Contracts		1,790,133

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	13,501,087
Total Equity Contracts		13,501,087

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	103,008
Total Credit Contracts		103,008

Total		$15,394,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(923,572)
Total Equity Contracts		(923,572)

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	36,781
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(69,266)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,568,666
Total Interest Rate Contracts		2,536,181

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	36,766
Total Foreign Exchange Contracts		36,766

Total		$1,649,375

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$362,266,748
Futures - Short	(243,472,432)
Purchased Options	12,572,940
Interest Rate Contracts
Futures - Long	106,373,308
Futures - Short	(38,685,506)
Written Options	(8,446,525)
Foreign Exchange Contracts
Futures - Long	414,713
Credit Contracts
Credit Default Swaps - Buy Protection	(40,735)
Credit Default Swaps - Sell Protection	145,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$39,595	$7,190	$–	$48,662	5,144	2.0%
Core International Equity	20,445	661	–	21,828	2,281	0.9
Core Low Volatility Equity	66,695	2,563	–	75,302	6,582	3.0
High Yield, Class S	36,589	1,061	–	38,546	8,115	1.5
Income, Class S	108,662	2,073	–	115,656	12,723	4.6
Large Cap Growth, Class S	155,756	14,257	–	174,153	13,789	7.0
Global Stock, Class S	49,146	4,284	–	52,914	2,008	2.1
Large Cap Value, Class S	186,607	12,519	–	196,314	8,764	7.8
Limited Maturity Bond, Class S	63,762	853	–	65,242	5,253	2.6
Mid Cap Stock, Class S	104,489	10,004	–	112,763	4,135	4.5
International Allocation, Class S	119,772	6,629	–	129,626	12,860	5.2
Small Cap Stock, Class S	27,255	3,166	–	29,160	1,181	1.2

Total Affiliated Registered Investment Companies	978,773			1,060,166		42.4

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	296,238	246,814	209,440	333,612	33,361	13.3

Total Affiliated Short-Term Investments	296,238			333,612		13.3

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	10,900	83,081	80,042	13,939	13,939	0.6

Total Collateral Held for Securities Loaned	10,900			13,939		0.6

Total Value	$1,285,911			$1,407,717

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$1,878	$–	$976
Core International Equity	–	722	–	661
Core Low Volatility Equity Fund	–	6,043	1,455	1,109
High Yield, Class S	–	896	–	1,061
Income, Class S	–	4,921	–	2,073
Large Cap Growth, Class S	–	4,141	14,257	–
Global Stock, Class S	–	(515)	3,510	773
Large Cap Value, Class S	–	(2,812)	9,534	2,985
Limited Maturity Bond, Class S	–	628	–	853
Mid Cap Stock, Class S	–	(1,730)	9,556	447
International Allocation, Class S	–	3,224	3,851	2,778
Small Cap Stock, Class S	–	(1,261)	3,166	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	4,198
Total Income from Affiliated Investments				$17,914
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	31
Total Affiliated Income from Securities Loaned, Net				$31
Total	$–	$16,135	$45,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$3,010,571	0.1%

	Total	3,010,571

Capital Goods (<0.1%)
	Other Securities^	1,337,914	<0.1%

	Total	1,337,914

Communications Services (0.2%)
	Other Securities^	6,042,995	0.2%

	Total	6,042,995

Consumer Cyclical (0.1%)
	Other Securities^	3,856,108	0.1%

	Total	3,856,108

Consumer Non-Cyclical (0.2%)
	Other Securities^	5,379,422	0.2%

	Total	5,379,422

Energy (0.1%)
	Other Securities^	2,213,631	0.1%

	Total	2,213,631

Financials (0.2%)
	Other Securities^	4,328,280	0.2%

	Total	4,328,280

Technology (0.1%)
	Other Securities^	1,379,215	0.1%

	Total	1,379,215

Utilities (<0.1%)
	Other Securities^	1,034,108	<0.1%

	Total	1,034,108

	Total Bank Loans (cost $28,874,358)	28,582,244

Shares	Registered Investment Companies (48.0%)	Value	% of Net Assets
Affiliated (46.5%)
3,393,497	Thrivent Core Emerging Markets Debt Fund	32,102,478	1.1%
8,915,969	Thrivent Core International Equity Fund	85,325,823	2.9%
8,045,068	Thrivent Core Low Volatility Equity Fund	92,035,580	3.1%
5,134,248	Thrivent Global Stock Fund, Class S	135,287,432	4.6%
4,638,444	Thrivent High Yield Fund, Class S	22,032,610	0.7%
7,039,264	Thrivent Income Fund, Class S	63,986,908	2.2%
23,986,445	Thrivent International Allocation Fund, Class S	241,783,363	8.1%
17,517,076	Thrivent Large Cap Growth Fund, Class S	221,240,665	7.5%
10,294,208	Thrivent Large Cap Value Fund, Class S	230,590,261	7.8%
2,926,614	Thrivent Limited Maturity Bond Fund, Class S	36,348,552	1.2%
6,346,474	Thrivent Mid Cap Stock Fund, Class S	173,068,344	5.8%
1,818,493	Thrivent Small Cap Stock Fund, Class S	44,916,770	1.5%

	Total	1,378,718,786

Unaffiliated (1.5%)
83,695	iShares iBoxx $ Investment Grade Corporate Bond ETF	9,978,118	0.3%
48,372	SPDR S&P 500 ETF Trust	14,222,336	0.5%
49,286	Vanguard Real Estate ETF	4,276,546	0.2%
56,850	Vanguard Short-Term Corporate Bond ETF	4,532,651	0.2%
	Other Securities^	12,401,619	0.3%

	Total	45,411,270

	Total Registered Investment Companies (cost $1,130,334,941)	1,424,130,056

Shares	Common Stock (24.2%)	Value	% of Net Assets
Communications Services (0.9%)
4,415	Alphabet, Inc., Class Aa	5,293,409	0.2%
22,706	Facebook, Inc.[a]	4,391,341	0.2%
	Other Securities^	17,640,823	0.5%

	Total	27,325,573

Consumer Discretionary (2.5%)
4,228	Amazon.com, Inc.[a]	8,145,327	0.3%
24,304	Five Below, Inc.[a]	3,557,863	0.1%
	Other Securities^	63,049,692	2.1%

	Total	74,752,882

Consumer Staples (1.0%)
27,438	Casey’s General Stores, Inc.	3,631,419	0.1%
	Other Securities^	25,886,698	0.9%

	Total	29,518,117

Energy (0.7%)
	Other Securities^	20,524,708	0.7%

	Total	20,524,708

Financials (3.9%)
44,823	American Financial Group, Inc.	4,640,525	0.2%
	Other Securities^	110,024,132	3.7%

	Total	114,664,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value	% of Net Assets
Health Care (3.3%)
43,827	Agilent Technologies, Inc.	$3,440,419	0.1%
27,892	Johnson & Johnson	3,938,350	0.1%
31,083	LHC Group, Inc.[a]	3,453,632	0.1%
15,522	Teleflex, Inc.	4,442,086	0.2%
15,362	UnitedHealth Group, Inc.	3,580,421	0.1%
27,235	Veeva Systems, Inc.[a]	3,809,359	0.1%
145,541	Wright Medical Group NVa,b	4,303,647	0.2%
	Other Securities^	69,847,088	2.4%

	Total	96,815,002

Industrials (4.2%)
42,455	EMCOR Group, Inc.	3,572,164	0.1%
26,612	Honeywell International, Inc.	4,620,642	0.2%
45,348	Waste Connections, Inc.	4,206,934	0.2%
	Other Securities^	112,168,925	3.7%

	Total	124,568,665

Information Technology (5.7%)
50,436	Amphenol Corporation	5,021,408	0.2%
29,529	Apple, Inc.	5,925,584	0.2%
11,236	Arista Networks, Inc.[a]	3,508,890	0.1%
116,270	Cisco Systems, Inc.	6,505,306	0.2%
106,768	Dolby Laboratories, Inc.	6,906,822	0.2%
37,676	Guidewire Software, Inc.[a]	4,012,494	0.1%
18,057	MasterCard, Inc.	4,590,812	0.2%
71,171	Microsoft Corporation	9,294,933	0.3%
36,772	Monolithic Power Systems, Inc.	5,725,768	0.2%
39,298	New Relic, Inc.[a]	4,135,721	0.1%
27,185	Rogers Corporation[a]	4,554,031	0.2%
39,020	Synopsys, Inc.[a]	4,724,542	0.2%
21,714	Visa, Inc.	3,570,433	0.1%
	Other Securities^	100,581,554	3.4%

	Total	169,058,298

Materials (0.8%)
	Other Securities^	23,632,935	0.8%

	Total	23,632,935

Real Estate (1.0%)
	Other Securities^	30,311,195	1.0%

	Total	30,311,195

Utilities (0.2%)
	Other Securities^	7,183,889	0.2%

	Total	7,183,889

	Total Common Stock (cost $570,631,480)	718,355,921

Principal Amount	Long-Term Fixed Income (17.8%)	Value	% of Net Assets
Asset-Backed Securities (0.5%)
	SBA Small Business Investment Companies
$1,236,588	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	1,271,723	0.1%
	Other Securities^	13,563,340	0.4%

	Total	14,835,063

Basic Materials (0.2%)
	Other Securities^	6,839,223	0.2%

	Total	6,839,223

Capital Goods (0.4%)
	Other Securities^	10,090,574	0.4%

	Total	10,090,574

Collateralized Mortgage Obligations (0.5%)
	Federal National Mortgage Association
534,767	3.500%, 1/25/2033, Ser. 2012-150, Class YIc	64,819	<0.1%
	Other Securities^	15,279,683	0.5%

	Total	15,344,502

Commercial Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association
2,875,000	3.410% - 3.710%, 5/1/2028 - 7/1/2028	2,944,309	0.1%
	Federal National Mortgage Association - ACES
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[d]	1,565,641	0.1%
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[d]	950,674	<0.1%
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[d]	460,531	<0.1%
	Federal National Mortgage Association Grantor Trust
923,843	2.898%, 6/25/2027, Ser. 2017-T1, Class Ae	914,877	<0.1%
	Other Securities^	14,885,128	0.5%

	Total	21,721,160

Communications Services (0.6%)
	Other Securities^	17,840,807	0.6%

	Total	17,840,807

Consumer Cyclical (0.5%)
	Other Securities^	14,477,613	0.5%

	Total	14,477,613

Consumer Non-Cyclical (0.8%)
	Other Securities^	24,394,237	0.8%

	Total	24,394,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value	% of Net Assets
Energy (0.7%)
	Other Securities^	$20,344,716	0.7%

	Total	20,344,716

Financials (1.7%)
	Other Securities^	50,054,189	1.7%

	Total	50,054,189

Foreign Government (<0.1%)
	Other Securities^	124,384	<0.1%

	Total	124,384

Mortgage-Backed Securities (5.4%)
	Federal National Mortgage Association - REMIC
$1,821,221	3.000%, 12/25/2027, Ser. 2012-137, Class AIc	140,384	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
42,725,000	3.500%, 5/1/2049[f,g]	43,115,904	1.5%
72,960,000	4.000%, 5/1/2049[f]	74,868,847	2.5%
4,590,000	4.500%, 5/1/2049[f]	4,775,702	0.2%
33,500,000	4.500%, 6/1/2049[f]	34,834,401	1.2%
1,350,000	5.000%, 5/1/2049[f]	1,422,694	<0.1%
51,781	4.290%, (LIBOR 12M + 1.540%), 7/1/2043[d]	53,368	<0.1%
39,117	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[d]	40,172	<0.1%
19,763	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[d]	20,395	<0.1%

	Total	159,271,867

Technology (0.4%)
	Other Securities^	11,547,027	0.4%

	Total	11,547,027

Transportation (0.1%)
	Other Securities^	2,333,388	0.1%

	Total	2,333,388

U. S. Government & Agencies (4.9%)
	U.S. Treasury Bonds
4,485,000	2.250%, 11/15/2027	4,409,316	0.2%
8,000,000	2.875%, 5/15/2028	8,250,625	0.3%
6,780,000	3.000%, 5/15/2042	6,922,221	0.2%
12,618,000	2.500%, 5/15/2046	11,603,631	0.4%
3,685,000	2.750% - 5.250%, 11/15/2028 - 8/15/2047	4,331,841	0.2%
	U.S. Treasury Notes
7,984,000	1.125%, 8/31/2021	7,780,034	0.3%
7,440,000	1.875%, 7/31/2022	7,353,975	0.2%
4,750,000	2.500%, 3/31/2023	4,792,861	0.2%
6,560,000	2.500%, 1/31/2024	6,622,012	0.2%
5,760,000	2.125%, 11/30/2024	5,701,275	0.2%
18,500,000	2.875%, 5/31/2025	19,041,270	0.6%
6,380,000	2.625%, 1/31/2026	6,470,217	0.2%
42,470,000	2.500%, 2/28/2026	42,760,322	1.4%
8,973,000	1.375% - 2.500%, 10/31/2019 - 11/15/2024	8,870,985	0.3%

	Total	144,910,585

Utilities (0.4%)
	Other Securities^	12,132,266	0.4%

	Total	12,132,266

	Total Long-Term Fixed Income (cost $521,656,805)	526,261,601

Contracts	Options Purchased (<0.1%)	Value	% of Net Assets
	Other Securities^	5,875	<0.1%

	Total Options Purchased (cost $56,250)	5,875

Shares	Collateral Held for Securities Loaned (0.8%)	Value	% of Net Assets
23,279,720	Thrivent Cash Management Trust	23,279,720	0.8%

	Total Collateral Held for Securities Loaned (cost $23,279,720)	23,279,720

Shares or Principal Amount	Short-Term Investments (14.2%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,500,000	2.385%, 6/19/2019[h,i]	3,488,519	0.1%
	U.S. Treasury Bills
500,000	2.455%, 5/23/2019[h]	499,280	<0.1%
	Thrivent Core Short-Term Reserve Fund
40,491,555	2.690%	404,915,545	13.6%
	Other Securities^	13,565,503	0.5%

	Total Short-Term Investments (cost $422,469,148)	422,468,847

	Total Investments (cost $2,697,302,702) 106.0%	$3,143,084,264

	Other Assets and Liabilities, Net (6.0%)	(179,194,272)

	Total Net Assets 100.0%	$2,963,889,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

e	All or a portion of the security is insured or guaranteed.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security was earmarked to cover written options.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$20,138,026
Long-Term Fixed Income	2,400,331

Total lending	$22,538,357
Gross amount payable upon return of collateral for securities loaned	$23,279,720

Net amounts due to counterparty	$741,363

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$483,699,833
Gross unrealized depreciation	(39,783,057)

Net unrealized appreciation (depreciation)	$443,916,776

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$3,098,451,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,010,571	–	2,130,251	880,320
Capital Goods	1,337,914	–	765,776	572,138
Communications Services	6,042,995	–	5,986,181	56,814
Consumer Cyclical	3,856,108	–	3,856,108	–
Consumer Non-Cyclical	5,379,422	–	5,281,416	98,006
Energy	2,213,631	–	1,926,526	287,105
Financials	4,328,280	–	4,328,280	–
Technology	1,379,215	–	1,379,215	–
Utilities	1,034,108	–	1,034,108	–

Registered Investment Companies
Affiliated	1,169,254,905	1,169,254,905	–	–
Unaffiliated	45,411,270	45,411,270	–	–

Common Stock
Communications Services	27,325,573	25,098,744	2,226,829	–
Consumer Discretionary	74,752,882	69,640,899	5,111,983	–
Consumer Staples	29,518,117	25,203,989	4,314,128	–
Energy	20,524,708	19,759,985	764,723	–
Financials	114,664,657	110,669,759	3,994,898	–
Health Care	96,815,002	94,128,959	2,686,043	–
Industrials	124,568,665	120,282,833	4,285,832	–
Information Technology	169,058,298	165,984,496	3,073,802	–
Materials	23,632,935	20,452,493	3,180,440	2
Real Estate	30,311,195	28,532,502	1,778,693	–
Utilities	7,183,889	6,149,106	1,034,783	–

Long-Term Fixed Income
Asset-Backed Securities	14,835,063	–	14,835,063	–
Basic Materials	6,839,223	–	6,839,223	–
Capital Goods	10,090,574	–	10,090,574	–
Collateralized Mortgage Obligations	15,344,502	–	15,344,502	–
Commercial Mortgage-Backed Securities	21,721,160	–	21,721,160	–
Communications Services	17,840,807	–	17,840,807	–
Consumer Cyclical	14,477,613	–	14,477,613	–
Consumer Non-Cyclical	24,394,237	–	24,394,237	–
Energy	20,344,716	–	20,344,716	–
Financials	50,054,189	–	50,054,189	–
Foreign Government	124,384	–	124,384	–
Mortgage-Backed Securities	159,271,867	–	159,271,867	–
Technology	11,547,027	–	11,547,027	–
Transportation	2,333,388	–	2,333,388	–
U.S. Government & Agencies	144,910,585	–	144,910,585	–
Utilities	12,132,266	–	12,132,266	–

Options Purchased	5,875	–	–	5,875
Short-Term Investments	17,553,302	–	17,553,302	–

Subtotal Investments in Securities	$2,505,425,118	$1,900,569,940	$602,954,918	$1,900,260

Other Investments *	Total
Affiliated Short-Term Investments	404,915,545
Affiliated Registered Investment Companies	209,463,881
Collateral Held for Securities Loaned	23,279,720

Subtotal Other Investments	$637,659,146

Total Investments at Value	$3,143,084,264

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	29,608,672	29,608,672	–	–

Total Asset Derivatives	$29,608,672	$29,608,672	$–	$–

Liability Derivatives
Futures Contracts	14,695,080	14,695,080	–	–
Call Options Written	27,938	–	–	27,938

Total Liability Derivatives	$14,723.018	$14,695,080	$–	$27,938

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $17,054,023 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	230	June 2019	$48,879,957	$111,839
CBOT 5-Yr. U.S. Treasury Note	217	June 2019	25,046,589	47,428
CBOT U.S. Long Bond	95	June 2019	13,787,186	222,346
CME E-mini S&P 500 Index	2,944	June 2019	407,651,583	26,367,617
CME Euro Foreign Exchange Currency	635	June 2019	89,384,041	43,802
Eurex Euro STOXX 50 Index	3,062	June 2019	118,629,359	336,611
ICE US mini MSCI Emerging Markets Index	1,072	June 2019	55,419,692	2,479,029

Total Futures Long Contracts			$758,798,407	$29,608,672

CBOT 10-Yr. U.S. Treasury Note	(32)	June 2019	($3,914,897)	($42,603)
CBOT Ultra 10-Yr. U.S. Treasury Note	(64)	June 2019	(8,319,794)	(114,206)
CME E-mini Russell 2000 Index	(2,036)	June 2019	(156,311,897)	(5,977,663)
CME E-mini S&P Mid-Cap 400 Index	(847)	June 2019	(158,670,710)	(8,476,270)
CME Ultra Long Term U.S. Treasury Bond	(17)	June 2019	(2,744,780)	(48,002)
ICE mini MSCI EAFE Index	(464)	June 2019	(44,438,064)	(36,336)

Total Futures Short Contracts			($374,400,142)	($14,695,080)

Total Futures Contracts			$384,398,265	$14,913,592

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The following table presents Moderately Aggressive Allocation Fund’s options contracts held as of April 30, 2019.

Option Description (Underlying Security Description)	Counter- party	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Put Option*	JPM	40	$99.73	June 2019	40,336,280	$5,875	($50,375)
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Purchased Contracts						$5,875	($50,375)

FNMA Conventional 30-Yr. Pass Through Call Option*	JPM	(20)	$100.90	May 2019	(20,182,980)	($27,938)	$26,750
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Written Contracts						($27,938)	$26,750

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$29,183,257
Total Equity Contracts		29,183,257

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	381,613
Options Written	Net Assets - Distributable earnings/(accumulated loss)	26,750
Total Interest Rate Contracts		408,363

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	43,802
Total Foreign Exchange Contracts		43,802

Total Asset Derivatives		$29,635,422

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	14,490,269
Total Equity Contracts		14,490,269

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	204,811
Options Purchased	Net Assets - Distributable earnings/(accumulated loss)	50,375
Total Interest Rate Contracts		255,186

Total Liability Derivatives		$14,745,455

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	28,125
Futures	Net realized gains/(losses) on Futures contracts	514,687
Total Interest Rate Contracts		542,812

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	16,334,779
Total Equity Contracts		16,334,779

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	61,721
Total Credit Contracts		61,721

Total		$16,939,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	11,662,413
Total Equity Contracts		11,662,413

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	26,750
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(50,375)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	602,016
Total Interest Rate Contracts		578,391

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	43,802
Total Foreign Exchange Contracts		43,802

Total		$12,284,606

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$624,440,517
Futures - Short	(371,071,445)
Purchased Options	9,143,956
Interest Rate Contracts
Futures - Long	49,605,593
Futures - Short	(19,061,778)
Written Options	(6,142,927)
Foreign Exchange Contracts
Futures - Long	494,076
Credit Contracts
Credit Default Swaps - Buy Protection	(26,497)
Credit Default Swaps - Sell Protection	93,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$26,408	$4,448	$–	$32,102	3,393	1.1%
Core International Equity	79,920	2,583	–	85,326	8,916	2.9
Core Low Volatility Equity	81,516	3,133	–	92,036	8,045	3.1
High Yield, Class S	20,914	606	–	22,033	4,638	0.7
Income, Class S	60,117	1,147	–	63,987	7,039	2.2
Large Cap Growth, Class S	197,869	18,112	–	221,241	17,517	7.5
Global Stock, Class S	125,653	10,952	–	135,287	5,134	4.6
Large Cap Value, Class S	219,189	14,705	–	230,590	10,294	7.8
Limited Maturity Bond, Class S	35,524	475	–	36,349	2,927	1.2
Mid Cap Stock, Class S	160,370	15,354	–	173,068	6,346	5.8
International Allocation, Class S	223,405	12,364	–	241,783	23,986	8.1
Small Cap Stock, Class S	41,981	4,877	–	44,917	1,818	1.5

Total Affiliated Registered Investment Companies	1,272,866			1,378,719		46.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	350,054	290,395	235,533	404,916	40,492	13.6

Total Affiliated Short-Term Investments	350,054			404,916		13.6

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	14,805	151,439	142,964	23,280	23,280	0.8

Total Collateral Held for Securities Loaned	14,805			23,280		0.8

Total Value	$1,637,725			$1,806,915

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$1,247	$–	$647
Core International Equity	–	2,823	–	2,583
Core Low Volatility Equity Fund	–	7,386	1,778	1,355
High Yield, Class S	–	512	–	606
Income, Class S	–	2,723	–	1,147
Large Cap Growth, Class S	–	5,261	18,112	–
Global Stock, Class S	–	(1,318)	8,976	1,976
Large Cap Value, Class S	–	(3,303)	11,198	3,507
Limited Maturity Bond, Class S	–	350	–	475
Mid Cap Stock, Class S	–	(2,656)	14,666	688
International Allocation, Class S	–	6,014	7,184	5,181
Small Cap Stock, Class S	–	(1,942)	4,877	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	5,047

Total Income from Affiliated Investments				$23,212

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	52

Total Affiliated Income from Securities Loaned, Net				$52

Total	$–	$17,097	$66,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (2.5%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,854,619	0.2%

	Total	1,854,619

Capital Goods (0.2%)
	Other Securities^	1,811,728	0.2%

	Total	1,811,728

Communications Services (0.5%)
	Other Securities^	4,189,502	0.5%

	Total	4,189,502

Consumer Cyclical (0.4%)
	Other Securities^	3,425,313	0.4%

	Total	3,425,313

Consumer Non-Cyclical (0.5%)
	Other Securities^	4,929,814	0.5%

	Total	4,929,814

Energy (0.2%)
	Other Securities^	1,810,746	0.2%

	Total	1,810,746

Financials (0.3%)
	Other Securities^	2,563,374	0.3%

	Total	2,563,374

Technology (0.1%)
	Other Securities^	1,234,928	0.1%

	Total	1,234,928

Utilities (0.1%)
	Other Securities^	968,287	0.1%

	Total	968,287

	Total Bank Loans (cost $23,060,975)	22,788,311

Principal Amount	Long-Term Fixed Income (42.4%)	Value	% of Net Assets
Asset-Backed Securities (1.5%)
	Harley Marine Financing, LLC
$1,264,250	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[a]	1,065,131	0.1%
	Other Securities^	12,350,364	1.4%

	Total	13,415,495

Basic Materials (0.5%)
	Other Securities^	5,060,646	0.5%

	Total	5,060,646

Capital Goods (0.7%)
	Other Securities^	6,916,892	0.7%

	Total	6,916,892

Collateralized Mortgage Obligations (1.5%)
	Angel Oak Mortgage Trust I, LLC
1,128,608	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,b]	1,135,089	0.1%
	CHL Mortgage Pass-Through Trust
1,307,961	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,109,742	0.1%
	CIM Trust
977,067	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[a,b]	1,009,261	0.1%
	Federal National Mortgage Association
1,227,984	3.500%, 1/25/2033, Ser. 2012-150, Class YIc	148,845	<0.1%
	Other Securities^	10,204,071	1.2%

	Total	13,607,008

Commercial Mortgage-Backed Securities (2.0%)
	Federal Home Loan Mortgage Corporation - REMIC
2,200,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,d]	2,351,794	0.3%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,050,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,d]	1,125,862	0.1%
1,600,000	3.505%, 3/25/2029, Ser. K091, Class A2[d]	1,662,839	0.2%
	Federal National Mortgage Association
1,425,000	3.410%, 5/1/2028	1,450,344	0.2%
999,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,034,113	0.1%
	Federal National Mortgage Association - ACES
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,252,513	0.1%
900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	900,639	0.1%
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	460,531	<0.1%
	Federal National Mortgage Association Grantor Trust
923,843	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	914,877	0.1%
	Morgan Stanley Capital I, Inc.
1,000,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,073,285	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (2.0%) - continued
	Other Securities^	$6,032,322	0.7%

	Total	18,259,119

Communications Services (1.5%)
	Other Securities^	13,509,215	1.5%

	Total	13,509,215

Consumer Cyclical (1.0%)
	Other Securities^	9,365,151	1.0%

	Total	9,365,151

Consumer Non-Cyclical (2.0%)
	Other Securities^	18,819,781	2.0%

	Total	18,819,781

Energy (1.5%)
	Other Securities^	14,015,170	1.5%

	Total	14,015,170

Financials (4.0%)
	Other Securities^	37,287,930	4.0%

	Total	37,287,930

Foreign Government (<0.1%)
	Other Securities^	149,260	<0.1%

	Total	149,260

Mortgage-Backed Securities (11.9%)
	Federal National Mortgage Association - REMIC
1,517,684	3.000%, 12/25/2027, Ser. 2012-137, Class AIc	116,987	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,000,000	3.000%, 5/1/2049[e]	2,965,488	0.3%
22,500,000	3.500%, 5/1/2049[e,f]	22,705,859	2.5%
49,875,000	4.000%, 5/1/2049[e]	51,179,876	5.6%
8,975,000	4.500%, 5/1/2049[e]	9,338,109	1.0%
2,350,000	5.000%, 5/1/2049[e]	2,476,542	0.3%
19,700,000	4.500%, 6/1/2049[e]	20,484,707	2.2%
153,675	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[b]	157,818	<0.1%

	Total	109,425,386

Technology (1.0%)
	Other Securities^	9,137,638	1.0%

	Total	9,137,638

Transportation (0.2%)
	Other Securities^	1,482,897	0.2%

	Total	1,482,897

U.S. Government & Agencies (12.0%)
	U.S. Treasury Bonds
2,160,000	2.250%, 11/15/2027	2,123,550	0.2%
6,000,000	2.875%, 5/15/2028	6,187,969	0.7%
2,190,000	5.250%, 11/15/2028	2,698,576	0.3%
2,000,000	3.000%, 5/15/2042	2,041,953	0.2%
4,999,000	2.500%, 5/15/2046	4,597,127	0.5%
550,000	4.375%, 5/15/2040	687,951	0.1%
	U.S. Treasury Notes
1,650,000	1.000%, 10/15/2019	1,639,494	0.2%
5,400,000	1.500%, 10/31/2019	5,375,320	0.6%
4,450,000	1.750%, 11/30/2019	4,431,574	0.5%
1,170,000	2.250%, 3/31/2020	1,168,538	0.1%
5,500,000	1.375%, 9/30/2020	5,427,168	0.6%
2,750,000	2.500%, 2/28/2021	2,760,420	0.3%
9,210,000	1.125%, 8/31/2021	8,974,713	1.0%
4,060,000	1.875%, 7/31/2022	4,013,056	0.4%
19,985,000	2.000%, 11/30/2022	19,811,693	2.2%
1,700,000	2.500%, 3/31/2023	1,715,340	0.2%
11,330,000	2.500%, 1/31/2024	11,437,104	1.2%
1,350,000	2.125%, 7/31/2024	1,338,346	0.1%
2,390,000	2.250%, 11/15/2024	2,380,758	0.3%
2,190,000	2.125%, 11/30/2024	2,167,672	0.2%
7,640,000	2.625%, 1/31/2026	7,748,034	0.8%
10,500,000	2.500%, 2/28/2026	10,571,777	1.2%
1,130,000	1.375% - 1.875%, 12/15/2020 - 5/31/2021	1,110,953	0.1%

	Total	110,409,086

Utilities (1.1%)
	Other Securities^	9,904,392	1.1%

	Total	9,904,392

	Total Long-Term Fixed Income (cost $388,894,234)	390,765,066

Shares	Registered Investment Companies (38.6%)	Value	% of Net Assets
Affiliated (37.8%)
2,664,532	Thrivent Core Emerging Markets Debt Fund	25,206,476	2.7%
933,066	Thrivent Core International Equity Fund	8,929,443	1.0%
1,567,221	Thrivent Core Low Volatility Equity Fund	17,929,009	1.9%
52,130	Thrivent Global Stock Fund, Class S	1,373,635	0.1%
4,886,440	Thrivent High Yield Fund, Class S	23,210,591	2.5%
7,768,946	Thrivent Income Fund, Class S	70,619,721	7.7%
3,844,047	Thrivent International Allocation Fund, Class S	38,747,992	4.2%
2,760,079	Thrivent Large Cap Growth Fund, Class S	34,859,803	3.8%
2,960,538	Thrivent Large Cap Value Fund, Class S	66,316,045	7.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (38.6%)	Value	% of Net Assets
Affiliated (37.8%) - continued
3,152,233	Thrivent Limited Maturity Bond Fund, Class S	$39,150,735	4.2%
673,438	Thrivent Mid Cap Stock Fund, Class S	18,364,652	2.0%
195,424	Thrivent Small Cap Stock Fund, Class S	4,826,961	0.5%

	Total	349,535,063

Unaffiliated (0.8%)
13,776	SPDR S&P 500 ETF Trust	4,050,419	0.5%
12,097	Vanguard Real Estate ETF	1,049,657	0.1%
	Other Securities^	2,076,977	0.2%

	Total	7,177,053

	Total Registered Investment Companies (cost $289,239,397)	356,712,116

Shares	Common Stock (13.4%)	Value	% of Net Assets
Communications Services (0.6%)
1,001	Alphabet, Inc., Class Ag	1,200,159	0.2%
5,172	Facebook, Inc.[g]	1,000,265	0.1%
	Other Securities^	3,547,551	0.3%

	Total	5,747,975

Consumer Discretionary (1.3%)
984	Amazon.com, Inc.[g]	1,895,696	0.2%
	Other Securities^	9,587,398	1.1%

	Total	11,483,094

Consumer Staples (0.5%)
	Other Securities^	4,723,536	0.5%

	Total	4,723,536

Energy (0.4%)
	Other Securities^	4,098,179	0.4%

	Total	4,098,179

Financials (2.2%)
	Other Securities^	20,668,646	2.2%

	Total	20,668,646

Health Care (1.9%)
8,569	Johnson & Johnson	1,209,943	0.1%
4,357	UnitedHealth Group, Inc.	1,015,486	0.1%
	Other Securities^	14,916,408	1.7%

	Total	17,141,837

Industrials (2.3%)
7,329	Honeywell International, Inc.	1,272,534	0.1%
	Other Securities^	20,024,511	2.2%

	Total	21,297,045

Information Technology (3.2%)
10,406	Amphenol Corporation	1,036,021	0.1%
7,540	Apple, Inc.	1,513,052	0.2%
36,627	Cisco Systems, Inc.	2,049,281	0.2%
4,342	MasterCard, Inc.	1,103,910	0.1%
19,013	Microsoft Corporation	2,483,098	0.3%
	Other Securities^	20,878,279	2.3%

	Total	29,063,641

Materials (0.4%)
	Other Securities^	3,566,668	0.4%

	Total	3,566,668

Real Estate (0.5%)
	Other Securities^	4,456,449	0.5%

	Total	4,456,449

Utilities (0.1%)
	Other Securities^	1,026,747	0.1%

	Total	1,026,747

	Total Common Stock (cost $96,700,257)	123,273,817

Contracts	Options Purchased (<0.1%)	Value	% of Net Assets
	Other Securities^	3,305	<0.1%

	Total Options Purchased (cost $31,641)	3,305

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
3,317,466	Thrivent Cash Management Trust	3,317,466	0.4%

	Total Collateral Held for Securities Loaned (cost $3,317,466)	3,317,466

Shares or Principal Amount	Short-Term Investments (14.7%)	Value	% of Net Assets
	U.S. Treasury Bills
500,000	2.455%, 5/23/2019[h]	499,280	0.1%
	Thrivent Core Short-Term Reserve Fund
13,110,196	2.690%	131,101,956	14.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares or Principal Amount	Short-Term Investments (14.7%)	Value	% of Net Assets
	Other Securities^	$3,987,943	0.4%

	Total Short-Term Investments (cost $135,589,217)	135,589,179

	Total Investments (cost $936,833,187) 112.0%	$1,032,449,260

	Other Assets and Liabilities, Net (12.0%)	(110,749,527)

	Total Net Assets 100.0%	$921,699,733

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $48,012,473 or 5.2% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security was earmarked to cover written options.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$1,541,724
Long-Term Fixed Income	1,388,540

Total lending	$2,930,264
Gross amount payable upon return of collateral for securities loaned	$3,317,466

Net amounts due to counterparty	$387,202

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$99,634,606
Gross unrealized depreciation	(8,551,856)

Net unrealized appreciation (depreciation)	$91,082,750
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,042,577,816

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,854,619	–	1,237,943	616,676
Capital Goods	1,811,728	–	1,416,700	395,028
Communications Services	4,189,502	–	4,132,689	56,813
Consumer Cyclical	3,425,313	–	3,425,313	–
Consumer Non-Cyclical	4,929,814	–	4,929,814	–
Energy	1,810,746	–	1,257,700	553,046
Financials	2,563,374	–	2,563,374	–
Technology	1,234,928	–	1,234,928	–
Utilities	968,287	–	874,592	93,695

Long-Term Fixed Income
Asset-Backed Securities	13,415,495	–	13,415,495	–
Basic Materials	5,060,646	–	5,060,646	–
Capital Goods	6,916,892	–	6,916,892	–
Collateralized Mortgage Obligations	13,607,008	–	13,607,008	–
Commercial Mortgage-Backed Securities	18,259,119	–	18,259,119	–
Communications Services	13,509,215	–	13,509,215	–
Consumer Cyclical	9,365,151	–	9,365,151	–
Consumer Non-Cyclical	18,819,781	–	18,819,781	–
Energy	14,015,170	–	14,015,170	–
Financials	37,287,930	–	37,287,930	–
Foreign Government	149,260	–	149,260	–
Mortgage-Backed Securities	109,425,386	–	109,425,386	–
Technology	9,137,638	–	9,137,638	–
Transportation	1,482,897	–	1,482,897	–
U.S. Government & Agencies	110,409,086	–	110,409,086	–
Utilities	9,904,392	–	9,904,392	–

Registered Investment Companies
Affiliated	297,470,135	297,470,135	–	–
Unaffiliated	7,177,053	7,177,053	–	–

Common Stock
Communications Services	5,747,975	5,747,975	–	–
Consumer Discretionary	11,483,094	11,483,094	–	–
Consumer Staples	4,723,536	4,723,536	–	–
Energy	4,098,179	4,098,179	–	–
Financials	20,668,646	20,668,646	–	–
Health Care	17,141,837	17,141,837	–	–
Industrials	21,297,045	21,297,045	–	–
Information Technology	29,063,641	29,063,641	–	–
Materials^	3,566,668	3,566,668	–	0
Real Estate	4,456,449	4,456,449	–	–
Utilities	1,026,747	1,026,747	–	–

Options Purchased	3,305	–	–	3,305
Short-Term Investments	4,487,223	–	4,487,223	–

Subtotal Investments in Securities	$845,964,910	$427,921,005	$416,325,342	$1,718,563

Other Investments *	Total
Affiliated Short-Term Investments	131,101,956
Affiliated Registered Investment Companies	52,064,928
Collateral Held for Securities Loaned	3,317,466

Subtotal Other Investments	$186,484,350

Total Investments at Value	$1,032,449,260

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,519,871	2,519,871	–	–

Total Asset Derivatives	$2,519,871	$2,519,871	$–	$–

Liability Derivatives
Futures Contracts	1,982,004	1,982,004	–	–
Call Options Written	15,715	–	–	15,715

Total Liability Derivatives	$1,997,719	$1,982,004	$–	$15,715

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $3,987,943 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	44	June 2019	$5,397,705	$43,858
CBOT 2-Yr. U.S. Treasury Note	68	June 2019	14,459,662	24,869
CBOT 5-Yr. U.S. Treasury Note	216	June 2019	24,908,258	70,118
CBOT U.S. Long Bond	170	June 2019	24,671,806	397,882
CME E-mini S&P 500 Index	76	June 2019	10,607,794	596,506
CME Euro Foreign Exchange Currency	145	June 2019	20,410,529	10,002
Eurex Euro STOXX 50 Index	701	June 2019	27,158,452	77,062
ICE US mini MSCI Emerging Markets Index	562	June 2019	29,054,046	1,299,574

Total Futures Long Contracts			$156,668,252	$2,519,871

CME E-mini Russell 2000 Index	(324)	June 2019	($24,875,277)	($950,763)
CME E-mini S&P Mid-Cap 400 Index	(75)	June 2019	(14,050,466)	(750,034)
CME Ultra Long Term U.S. Treasury Bond	(18)	June 2019	(2,906,237)	(50,825)
ICE mini MSCI EAFE Index	(150)	June 2019	(14,147,118)	(230,382)

Total Futures Short Contracts			($55,979,098)	($1,982,004)

Total Futures Contracts			$100,689,154	$537,867

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The following table presents Moderately Conservative Allocation Fund’s options contracts held as of April 30, 2019.

Option Description (Underlying Security Description)	Counter- party	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Put Option*	JPM	23	$99.73	June 2019	22,689,158	$3,305	($28,336)
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Purchased Contracts						$3,305	($28,336)

FNMA Conventional 30-Yr. Pass Through Call Option*	JPM	(11)	$100.90	May 2019	(11,352,926)	($15,715)	$15,047
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)

Total Options Written Contracts						($15,715)	$15,047

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$1,973,142
Total Equity Contracts		1,973,142

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	536,727
Options Written	Net Assets - Distributable earnings/(accumulated loss)	15,047
Total Interest Rate Contracts		551,774

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	10,002
Total Foreign Exchange Contracts		10,002

Total Asset Derivatives		$2,534,918

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,931,179
Total Equity Contracts		1,931,179

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	50,825
Options Purchased	Net Assets - Distributable earnings/(accumulated loss)	28,336
Total Interest Rate Contracts		79,161

Total Liability Derivatives		$2,010,340

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	15,820
Futures	Net realized gains/(losses) on Futures contracts	1,026,801
Total Interest Rate Contracts		1,042,621

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,851,023
Total Equity Contracts		3,851,023

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	56,727
Total Credit Contracts		56,727

Total		$4,950,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,059,607)
Total Equity Contracts		(1,059,607)

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	15,047
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(28,336)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,641,981
Total Interest Rate Contracts		1,628,692

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,002
Total Foreign Exchange Contracts		10,002

Total		$579,087

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$66,450,462
Futures - Short	(45,376,876)
Purchased Options	5,143,476
Interest Rate Contracts
Futures - Long	53,256,052
Futures - Short	(11,925,693)
Written Options	(3,455,397)
Foreign Exchange Contracts
Futures - Long	112,821
Credit Contracts
Credit Default Swaps - Buy Protection	(21,356)
Credit Default Swaps - Sell Protection	79,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$21,911	$2,263	$–	$25,206	2,665	2.7%
Core International Equity	8,364	270	–	8,929	933	1.0
Core Low Volatility Equity	15,880	610	–	17,929	1,567	1.9
High Yield, Class S	22,032	639	–	23,211	4,886	2.5
Income, Class S	66,349	1,266	–	70,620	7,769	7.7
Large Cap Growth, Class S	31,177	2,854	–	34,860	2,760	3.8
Global Stock, Class S	1,276	111	–	1,374	52	0.1
Large Cap Value, Class S	63,037	4,229	–	66,316	2,961	7.2
Limited Maturity Bond, Class S	38,262	512	–	39,151	3,152	4.2
Mid Cap Stock, Class S	17,017	1,629	–	18,365	673	2.0
International Allocation, Class S	35,803	1,981	–	38,748	3,844	4.2
Small Cap Stock, Class S	4,511	524	–	4,827	195	0.5

Total Affiliated Registered Investment Companies	325,619			349,536		37.8

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	117,632	86,555	73,085	131,102	13,110	14.2

Total Affiliated Short-Term Investments	117,632			131,102		14.2

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	4,038	29,723	30,444	3,317	3,317	0.4

Total Collateral Held for Securities Loaned	4,038			3,317		0.4

Total Value	$447,289			$483,955

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$1,032	$–	$529
Core International Equity	–	295	–	270
Core Low Volatility Equity Fund	–	1,439	346	264
High Yield, Class S	–	540	–	639
Income, Class S	–	3,005	–	1,266
Large Cap Growth, Class S	–	829	2,854	–
Global Stock, Class S	–	(13)	91	20
Large Cap Value, Class S	–	(950)	3,221	1,009
Limited Maturity Bond, Class S	–	376	–	512
Mid Cap Stock, Class S	–	(282)	1,556	73
International Allocation, Class S	–	964	1,151	830
Small Cap Stock, Class S	–	(209)	524	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	1,593

Total Income from Affiliated Investments				$7,005

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	9

Total Affiliated Income from Securities Loaned, Net				$9

Total	$–	$7,026	$9,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	U.S. Government Agency Debt (89.0%)[a]	Value
	Federal Agricultural Mortgage Corporation
$3,640,000	2.427% (LIBOR 1M + -0.050%), 6/25/2019[b]	$3,640,000
4,470,000	2.570% (FEDL 1M + 0.120%), 2/26/2020[b]	4,470,000
	Federal Farm Credit Bank
2,145,000	2.500% (USBMMY 3M + 0.100%), 7/3/2019[b]	2,144,981
10,525,000	2.392% (LIBOR 1M + -0.090%), 7/12/2019[b]	10,524,585
5,180,000	2.450% (FEDL 1M FLAT), 8/8/2019[b]	5,179,149
4,580,000	2.378% (LIBOR 1M + -0.095%), 9/13/2019[b]	4,579,916
5,770,000	2.661% (LIBOR 1M + 0.180%), 10/24/2019[b]	5,775,921
1,000,000	2.427% (LIBOR 1M + -0.060%), 11/19/2019[b]	999,917
4,590,000	2.531% (LIBOR 1M + 0.050%), 2/10/2020[b]	4,592,711
4,060,000	2.570% (FEDL 1M + 0.120%), 2/18/2020[b]	4,059,839
4,430,000	2.590% (FEDL 1M + 0.140%), 3/23/2020[b]	4,430,755
2,725,000	2.422% (LIBOR 1M + -0.080%), 6/1/2020[b]	2,722,369
7,650,000	2.489% (LIBOR 1M + 0.010%), 6/29/2020[b]	7,650,000
2,800,000	2.427% (LIBOR 1M + -0.060%), 7/20/2020[b]	2,798,000
4,820,000	2.560% (FEDL 1M + 0.110%), 8/13/2020[b]	4,819,692
5,790,000	2.497% (LIBOR 1M + 0.010%), 8/19/2020[b]	5,787,791
4,575,000	2.510% (USBMMY 3M + 0.110%), 12/28/2020[b]	4,574,253
2,930,000	2.570% (FEDL 1M + 0.120%), 2/9/2021[b]	2,929,741
	Federal Home Loan Bank
7,535,000	2.418%, 5/1/2019	7,535,000
10,890,000	2.407%, 5/3/2019	10,888,544
21,885,000	2.416%, 5/8/2019	21,874,721
3,000,000	2.370%, 5/9/2019	2,998,420
4,555,000	2.394%, 5/10/2019	4,552,274
4,920,000	2.412%, 5/13/2019	4,916,044
7,660,000	2.470% (SOFRRATE + -0.010%), 5/13/2019[b]	7,659,922
11,465,000	2.392%, 5/15/2019	11,454,335
4,590,000	2.435%, 5/16/2019	4,585,343
4,560,000	2.395%, 5/17/2019	4,555,146
990,000	2.400%, 5/20/2019	988,746
20,050,000	2.405%, 5/22/2019	20,021,876
8,205,000	2.431%, 5/24/2019	8,192,258
4,200,000	2.380%, 5/28/2019	4,192,503
19,050,000	2.396%, 5/29/2019	19,014,499
1,600,000	2.390%, 5/30/2019	1,596,920
3,500,000	2.380%, 6/5/2019	3,491,901
5,860,000	2.382%, 6/7/2019	5,845,654
5,780,000	2.400%, 6/12/2019	5,763,816
3,305,000	2.437% (LIBOR 3M + -0.160%), 6/12/2019[b]	3,304,960
5,900,000	2.410%, 6/14/2019	5,882,621
1,450,000	2.430%, 6/21/2019	1,445,008
5,780,000	2.410%, 7/1/2019	5,756,397
5,800,000	2.390%, 7/10/2019	5,773,046
4,550,000	2.390%, 7/12/2019	4,528,251
6,670,000	2.401%, 7/17/2019	6,635,750
5,780,000	2.410%, 7/19/2019	5,749,432
11,420,000	2.313% (LIBOR 3M + -0.270%), 7/30/2019[b]	11,419,952
5,800,000	2.473% (LIBOR 3M + -0.265%), 8/2/2019[b]	5,799,023
7,250,000	2.392% (LIBOR 1M + -0.090%), 8/12/2019[b]	7,249,424
4,580,000	2.387% (LIBOR 1M + -0.085%), 9/9/2019[b]	4,580,000
7,000,000	2.510% (SOFRRATE + 0.030%), 12/6/2019[b]	7,000,000
5,495,000	2.389% (LIBOR 1M + -0.090%), 12/27/2019[b]	5,492,287
3,800,000	2.590% (SOFRRATE + 0.110%), 6/10/2020[b]	3,800,000
4,580,000	2.585% (SOFRRATE + 0.105%), 10/1/2020[b]	4,580,000
4,640,000	2.483% (LIBOR 1M FLAT), 10/26/2020[b]	4,640,000
	Federal Home Loan Mortgage Corporation
1,986,000	2.490%, 5/20/2019	1,983,390
4,740,000	2.392% (LIBOR 1M + -0.095%), 6/19/2019[b]	4,740,000
13,905,000	2.433% (LIBOR 3M + -0.165%), 7/5/2019[b]	13,904,607
5,600,000	2.490% (SOFRRATE + 0.010%), 7/9/2019[b]	5,600,000
	Federal National Mortgage Association
305,000	2.440%, 6/19/2019	303,987
3,750,000	2.580% (SOFRRATE + 0.100%), 4/30/2020[b]	3,750,000
	Overseas Private Investment Corporation
6,205,000	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	6,205,000
4,100,000	2.430% (T-BILL 3M + 0.070%), 5/7/2019[b]	4,100,000
5,130,000	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	5,130,000
3,413,448	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	3,413,448
6,000,000	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	6,000,000
3,620,000	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	3,620,000
7,400,000	2.430% (T-BILL 3M FLAT), 5/7/2019[b]	7,400,000
6,300,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	6,300,000
4,500,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,500,000
1,842,116	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	1,842,116
3,528,618	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	3,528,618
3,894,737	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	3,894,737
5,800,943	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	5,800,943
652,740	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	652,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	U.S. Government Agency Debt (89.0%)[a]	Value
$3,229,338	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	$3,229,338
3,570,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	3,570,000
1,754,145	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	1,754,145
4,804,200	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,804,200
1,000,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	1,000,000
5,000,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	5,000,000
4,127,400	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,127,400
6,858,600	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	6,858,600
8,720,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	8,720,000
4,700,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,700,000
7,021,515	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	7,021,515
4,561,404	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,561,404
2,158,200	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	2,158,200
4,115,000	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	4,115,000
3,813,207	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	3,813,207
7,383,486	2.440% (T-BILL 3M FLAT), 5/7/2019[b]	7,383,486
4,140,000	2.570%, 5/17/2019	4,242,271
2,965,000	2.660%, 7/7/2019	3,029,062
3,350,000	2.980%, 11/13/2019	3,395,825
3,800,000	3.010%, 11/13/2019	3,852,504
5,310,000	3.010%, 11/20/2019	5,380,295
4,550,000	2.840%, 2/19/2020	4,574,745
	U.S. Department of Housing and Urban Development
1,880,000	1.880% , 8/1/2019	1,877,070

	Total	517,281,546

Principal Amount	U.S. Treasury Debt (13.7%)[a]	Value
	U.S. Treasury Bills
$6,020,000	2.367%, 5/2/2019	$6,019,604
11,410,000	2.388%, 5/9/2019	11,403,946
5,860,000	2.396%, 5/14/2019	5,854,931
5,900,000	2.390%, 5/28/2019	5,889,424
13,430,000	2.382%, 6/4/2019	13,399,785
2,900,000	2.373%, 6/11/2019	2,892,164
5,820,000	2.380%, 8/15/2019	5,779,215
	U.S. Treasury Notes
5,700,000	2.475% (USBMMY 3M + 0.060%), 7/31/2019[b]	5,700,603
3,690,000	2.448% (USBMMY 3M + 0.033%), 4/30/2020[b]	3,689,731
5,670,000	2.458% (USBMMY 3M + 0.043%), 7/31/2020[b]	5,668,426
8,205,000	2.460% (USBMMY 3M + 0.045%), 10/31/2020[b]	8,198,071
5,820,000	2.530% (USBMMY 3M + 0.115%), 1/31/2021[b]	5,817,847

	Total	80,313,747

	Total Investments (at amortized cost) 102.7%	$597,595,293

	Other Assets and Liabilities, Net (2.7)%	(15,854,764)

	Total Net Assets 100.0%	$581,740,529

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Reference Rate Index:
FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
SOFRRATE	-	Secured Overnight Financing Rate
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$597,595,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	517,281,546	–	517,281,546	–
U.S. Treasury Debt	80,313,747	–	80,313,747	–

Total Investments at Amortized Cost	$597,595,293	$–	$597,595,293	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets
Alabama (0.3%)
	Other Securities^	$4,881,155	0.3%

	Total	4,881,155

Arizona (1.3%)
	Other Securities^	19,326,483	1.3%

	Total	19,326,483

Arkansas (0.4%)
	Other Securities^	6,066,295	0.4%

	Total	6,066,295

California (10.5%)
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
$10,000,000	Zero Coupon, 8/1/2031	7,212,800	0.5%
	California Department of Water Resources Rev. Refg. (Central Valley)
2,500,000	5.000% - 5.000%, 12/1/2031 - 12/1/2032, Ser. AX	3,111,130	0.2%
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,344,560	0.5%
8,300,000	5.000%, 5/1/2045, Ser. U-6	11,440,720	0.8%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,026,550	0.4%
	California Kindergarten - University Public Education Fac. G.O.
4,735,000	2.110%, 5/1/2034, Ser. A4[c]	4,735,000	0.3%
	California Various Purpose G.O.
7,500,000	5.000%, 4/1/2032	9,810,525	0.7%
4,075,000	5.000% - 5.500%, 4/1/2024 - 4/1/2049	4,179,029	0.2%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,274,080	0.6%
	Los Angeles, CA Department of Water & Power Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,883,400	0.5%
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ab,d	11,975,400	0.8%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,664,388	0.6%
9,700,000	5.000% - 5.500%, 5/1/2028 - 5/1/2047, Ser. A, AMT	11,171,263	0.7%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,355,520	0.6%
	Other Securities^	44,702,153	3.1%

	Total	156,886,518

Colorado (4.3%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	10,476,671	0.7%
6,250,000	5.000% - 5.000%, 6/1/2033 - 6/1/2034, Ser. Ab	7,246,437	0.5%
	Other Securities^	46,915,085	3.1%

	Total	64,638,193

Connecticut (0.2%)
	Other Securities^	2,466,234	0.2%

	Total	2,466,234

Delaware (0.1%)

	Other Securities^	1,501,134	0.1%

	Total	1,501,134

District of Columbia (1.5%)
	District of Columbia Water & Sewer Auth. Public Utility Rev.
13,715,000	5.000%, 10/1/2049, Ser. A	16,148,727	1.1%
	Other Securities^	6,566,760	0.4%

	Total	22,715,487

Florida (4.5%)
	Florida State Higher Educational Fac. Financial Auth. Educational Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,979,723	0.5%
	Other Securities^	59,520,693	4.0%

	Total	67,500,416

Georgia (1.1%)
	Other Securities^	15,809,648	1.1%

	Total	15,809,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets

Guam (<0.1%)
	Other Securities^	$281,820	<0.1%

	Total	281,820

Hawaii (1.6%)
	Hawaii Airports System Rev.
$3,040,000	5.250%, 7/1/2030, Ser. A	3,153,939	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	7,021,182	0.5%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,759,536	0.1%
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,236,940	0.4%
	Other Securities^	5,659,328	0.4%

	Total	23,830,925

Illinois (7.6%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	11,005,239	0.7%
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,279,800	0.3%
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,253,952	0.1%
	Chicago, IL O’Hare International Airport Rev.
2,000,000	5.000% - 5.000%, 1/1/2047, Ser. G, AMT	2,248,380	0.1%
	Chicago, IL O’Hare International Airport Rev. Refg.
6,200,000	5.000% - 5.000%, 1/1/2029 - 1/1/2048	7,233,036	0.5%
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
1,750,000	5.000%, 12/1/2043, Ser. A-1	1,757,857	0.1%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[b]	5,543,306	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,154,400	0.1%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000% - 5.000%, 3/1/2034[b]	3,800,582	0.2%
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,602,040	0.3%
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
3,850,000	5.000% - 5.000%, 8/1/2042 - 8/1/2047, Ser. A	4,232,673	0.3%
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
4,385,000	5.000% - 5.000%, 2/15/2032 - 2/15/2047, Ser. A	4,855,439	0.3%
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,570,640	0.5%
7,000,000	5.000%, 6/1/2024	7,598,780	0.5%
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,670,795	0.6%
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,585,950	0.1%
	Illinois State Toll Highway Auth. Senior Rev.
5,000,000	5.000%, 1/1/2031, Ser. A	6,069,750	0.4%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	17,138,644	1.1%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Aa	4,380,379	0.3%
	Metropolitan Pier and Exposition Auth., IL Rev. (McCormick Place Expansion) (NATL-RE Insured)
10,100,000	Zero Coupon, 6/15/2035, Ser. Aa	5,465,514	0.4%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Bd	1,189,020	0.1%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[a]	923,478	0.1%
	Other Securities^	1,189,021	0.1%

	Total	113,748,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets
Indiana (1.1%)
	Other Securities^	$16,198,906	1.1%

	Total	16,198,906

Iowa (1.9%)
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
5,500,000	5.000% - 5.000%, 5/15/2041 - 5/15/2043, Ser. A	5,824,425	0.4%
	Iowa Finance Auth. Rev. (Northcrest Inc.)
1,500,000	5.000%, 3/1/2048, Ser. A	1,568,085	0.1%
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,682,497	0.7%
3,000,000	5.000%, 8/1/2042	3,526,320	0.2%
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,378,428	0.1%
	Other Securities^	6,396,360	0.4%

	Total	28,376,115

Kansas (1.0%)
	Other Securities^	14,040,849	1.0%

	Total	14,040,849

Kentucky (1.1%)
	Other Securities^	16,306,865	1.1%

	Total	16,306,865

Louisiana (2.8%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. Bb	7,234,500	0.5%
	Other Securities^	34,199,959	2.3%

	Total	41,434,459

Maryland (0.1%)
	Other Securities^	1,112,830	0.1%

	Total	1,112,830

Massachusetts (4.8%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Ba	6,115,750	0.4%
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046, Ser. N	7,408,245	0.5%
	Massachusetts G.O.
11,125,000	5.000%, 9/1/2048, Ser. E	13,126,721	0.9%
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
	5.250%, 7/1/2033, Ser. L	20,757,609	1.4%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,949,890	0.6%
	Other Securities^	14,407,393	1.0%

	Total	70,765,608

Michigan (2.7%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,436,500	0.8%
	Michigan Strategic Rev.
7,775,000	5.000%, 12/31/2043, AMT	8,900,354	0.6%
	Other Securities^	19,434,856	1.3%

	Total	39,771,710

Minnesota (3.2%)
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,953,483	0.5%
	Other Securities^	40,000,505	2.7%

	Total	47,953,988

Mississippi (0.4%)
	Other Securities^	5,343,857	0.4%

	Total	5,343,857

Missouri (0.3%)
	Other Securities^	5,001,768	0.3%

	Total	5,001,768

Montana (0.1%)
	Other Securities^	1,941,536	0.1%

	Total	1,941,536

Nebraska (2.1%)
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,170,624	0.6%
	Omaha, NE Public Power District Electric Rev. Refg.
8,275,000	5.000%, 2/1/2042, Ser. A	9,735,620	0.6%
	Other Securities^	12,488,492	0.9%

	Total	$31,394,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets
Nevada (0.4%)
	Other Securities^	$5,765,335	0.4%

	Total	5,765,335

New Jersey (1.5%)
	Tobacco Settlement Financing Corporation Rev. Refg.
8,275,000	5.250%, 6/1/2046, Ser. A	9,256,332	0.6%
	Other Securities^	12,974,556	0.9%

	Total	22,230,888

New York (7.8%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,000,000	5.000%, 6/15/2037, Ser. DD-1	9,622,560	0.7%
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,156,350	1.1%
19,000,000	5.000%, 2/1/2043, Ser. A	22,057,670	1.5%
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,000,000	5.000%, 3/15/2039, Ser. C	5,633,000	0.4%
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,767,175	0.6%
	New York State Liberty Development Corporation Rev.
10,000,000	5.250%, 12/15/2043	10,875,300	0.7%
	Port Auth. of New York & New Jersey Rev.
11,125,000	5.000% - 5.000%, 12/1/2024 - 9/1/2039, Ser. 178, AMT	12,688,476	0.8%
	Port Auth. of New York & New Jersey Rev. Refg.
6,715,000	5.000% - 5.000%, 9/15/2034 - 9/15/2048, Ser. 207, AMT	7,911,451	0.5%
	Other Securities^	22,080,590	1.5%

	Total	116,792,572

North Carolina (1.2%)
	Other Securities^	17,984,002	1.2%

	Total	17,984,002

North Dakota (0.7%)
	Other Securities^	10,310,527	0.7%

	Total	10,310,527

Ohio (5.2%)
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
14,500,000	5.125%, 6/1/2024, Ser. A-2	13,618,545	0.9%
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
750,000	6.500%, 10/1/2020, Ser. B	779,138	0.1%
2,745,000	5.000%, 12/1/2028	3,154,746	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,895,064	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,467,285	0.2%
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[b]	4,929,491	0.3%
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
2,400,000	5.000%, 3/1/2034	2,642,568	0.2%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,375,100	0.3%
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[d]	9,058,404	0.6%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	12,064,700	0.8%
	Other Securities^	20,082,285	1.4%

	Total	78,067,326

Oklahoma (2.0%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,786,170	0.6%
	Other Securities^	20,460,008	1.4%

	Total	29,246,178

Oregon (1.0%)
	Other Securities^	15,253,185	1.0%

	Total	15,253,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets
Pennsylvania (2.3%)
	Pennsylvania Turnpike Commission Turnpike Rev.
$7,950,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. B	$9,006,846	0.6%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Ca	13,065,660	0.9%
	Other Securities^	11,634,550	0.8%

	Total	33,707,056

South Carolina (1.2%)
	Other Securities^	18,356,980	1.2%

	Total	18,356,980

South Dakota (0.3%)
	Other Securities^	4,310,888	0.3%

	Total	4,310,888

Tennessee (0.2%)
	Other Securities^	2,824,998	0.2%

	Total	2,824,998

Texas (8.7%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,292,880	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Aa	8,560,726	0.6%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ab	4,281,920	0.3%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	14,061,500	0.9%
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Db	16,122,450	1.1%
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,347,900	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	–%, 1/1/2028, Ser. Da	4,114,650	0.3%
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	9,348,964	0.6%
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,739,933	1.1%
	Other Securities^	48,726,270	3.2%

	Total	129,597,193

Utah (2.1%)
	Orem, UT G.O.
6,880,000	5.000%, 12/1/2046	8,188,163	0.5%
	Other Securities^	23,152,799	1.6%

	Total	31,340,962

Vermont (0.3%)
	Other Securities^	4,614,860	0.3%

	Total	4,614,860

Virginia (3.1%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[b]	10,686,700	0.7%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,829,779	0.7%
1,800,000	5.500%, 1/1/2042, AMT	1,943,838	0.1%
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
6,575,000	5.000%, 12/31/2049, AMT	7,206,003	0.5%
10,610,000	5.000%, 12/31/2052, AMT	11,596,942	0.8%
610,000	5.000%, 12/31/2047, AMT	669,896	<0.1%
	Other Securities^	4,346,649	0.3%

	Total	46,279,807

Washington (3.1%)
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	2,771,370	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,154,650	0.3%
	Washington State Housing Finance Commission Refg. (Hearthstone)
825,000	5.000%, 7/1/2038, Ser. Ae	859,427	0.1%
	Washington State Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,586,434	0.9%
5,310,000	5.000%, 8/1/2042, Ser. A	6,220,081	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value	% of Net Assets
Washington (3.1%)-continued
	Other Securities^	$17,539,830	1.2%

	Total	46,131,792

Wisconsin (2.9%)
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
1,750,000	5.125%, 10/1/2048	1,817,200	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	9,500,681	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,612,826	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
870,000	5.000%, 6/1/2037	914,683	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,167,040	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
2,000,000	5.000%, 2/15/2047, Ser. C	2,218,100	0.2%
	Other Securities^	8,392,080	0.6%

	Total	42,622,610

Wyoming (0.1%)
	Other Securities^	1,344,545	0.1%

	Total	1,344,545

	Total Long-Term Fixed Income (cost $1,400,713,845)	1,476,077,914

Principal Amount	Short-Term Investments (<0.1%)[f]	Value	% of Net Assets
	Other Securities^	299,598	<0.1%

	Total Short-Term Investments (cost $299,598)	299,598

	Total Investments (cost $1,401,013,443) 99.1%	$1,476,377,512

	Other Assets and Liabilities, Net 0.9%	12,798,693

	Total Net Assets 100.0%	$1,489,176,205

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $6,869,651 or 0.5% of total net assets.

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$80,371,584
Gross unrealized depreciation	(4,735,560)

Net unrealized appreciation (depreciation)	$75,636,024

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,323,632,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	230,307,651	–	230,307,651	–
Electric Revenue	65,755,849	–	65,755,849	–
Escrowed/Pre-refunded	173,765,306	–	173,765,306	–
General Obligation	169,558,141	–	169,558,141	–
Health Care	241,147,928	–	241,147,928	–
Housing Finance	12,313,033	–	12,313,033	–
Industrial Development Revenue	9,049,502	–	9,049,502	–
Other Revenue	69,769,079	–	69,769,079	–
Tax Revenue	116,739,664	–	116,739,664	–
Transportation	276,767,393	–	276,767,393	–
Water & Sewer	110,904,368	–	110,904,368	–
Short-Term Investments	299,598	–	299,598	–

Total Investments at Value	$1,476,377,512	$–	$1,476,377,512	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Futures Contracts	252,814	252,814	–	–

Total Liability Derivatives	$252,814	$252,814	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Municipal Bond Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $299,598 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	(362)	June 2019	($76,856,014)	($252,814)

Total Futures Short Contracts			($76,856,014)	($252,814)

Total Futures Contracts			($76,856,014)	($252,814)

Reference Description:

CBOT	- Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$252,814
Total Interest Rate Contracts		252,814

Total Liability Derivatives		$252,814

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(488,474)
Total Interest Rate Contracts		(488,474)

Total		($488,474)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(538,339)

Total Interest Rate Contracts		(538,339)

Total		($538,339)

The following table presents Municipal Bond Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value

Interest Rate Contracts
Futures - Short	($79,055,471)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)	Value	% of Net Assets
Basic Materials (1.9%)
	Contura Energy, Inc., Term Loan
$2,725,500	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[a,b,c]	$2,722,093	0.5%
	Other Securities^	8,687,389	1.4%

	Total	11,409,482

Capital Goods (1.9%)
	GFL Environmental, Inc., Term Loan
2,883,848	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[a,b]	2,857,260	0.5%
	Vertiv Group Corporation, Term Loan
2,710,557	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[a,b,c]	2,588,582	0.4%
	Other Securities^	6,013,654	1.0%

	Total	11,459,496

Communications Services (7.4%)
	CenturyLink, Inc., Term Loan
3,160,000	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	3,138,070	0.5%
	CommScope Inc., Term Loan
2,470,000	0.000%, (LIBOR 1M + 3.250%), 4/4/2026[a,b,d,e]	2,489,291	0.4%
	CSC Holdings, LLC, Term Loan
2,895,000	5.473%, (LIBOR 1M + 3.000%), 4/15/2027[a,b]	2,901,485	0.5%
	Frontier Communications Corporation, Term Loan
2,403,705	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[a,b]	2,343,612	0.4%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[a,b]	2,269,313	0.4%
	Sprint Communications, Inc., Term Loan
3,224,200	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	3,128,280	0.5%
2,059,838	5.500%, (LIBOR 1M + 3.000%), 2/3/2024[a,b]	2,026,365	0.3%
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.973%, (LIBOR 1M + 2.500%), 1/15/2026[a,b]	2,415,736	0.4%
	Other Securities^	23,135,591	4.0%

	Total	43,847,743

Consumer Cyclical (4.2%)
	Cengage Learning, Inc., Term Loan
2,178,337	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[a,b]	2,096,650	0.4%
	Golden Entertainment, Inc., Term Loan
2,533,125	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[a,b]	2,533,125	0.4%
	Golden Nugget, LLC, Term Loan
1,986,874	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[a,b]	1,987,768	0.3%
	Scientific Games International, Inc., Term Loan
4,910,350	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	4,895,324	0.8%
	Stars Group Holdings BV, Term Loan
2,724,792	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[a,b]	2,736,045	0.5%
	Other Securities^	10,387,760	1.8%

	Total	24,636,672

Consumer Non-Cyclical (5.9%)
	Air Medical Group Holdings, Inc., Term Loan
4,182,063	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	4,074,542	0.7%
	Albertson’s, LLC, Term Loan
2,244,375	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	2,245,789	0.4%
1,659,725	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[a,b]	1,660,588	0.3%
1,384,478	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[a,b]	1,385,585	0.2%
	Bausch Health Companies, Inc., Term Loan
3,098,750	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	3,111,021	0.5%
	Endo International plc, Term Loan
3,853,003	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[a,b]	3,804,840	0.7%
	JBS USA LUX SA, Term Loan
2,696,473	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	2,696,204	0.5%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,799,576	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	3,619,096	0.6%
	Other Securities^	12,111,024	2.0%

	Total	34,708,689

Energy (2.4%)
	HFOTCO, LLC, Term Loan
2,679,750	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[a,b,c]	2,673,051	0.4%
	McDermott Technology (Americas), Inc., Term Loan
2,427,975	7.483%, (LIBOR 1M + 5.000%), 5/10/2025[a,b]	2,401,923	0.4%
	Radiate Holdco, LLC, Term Loan
3,969,370	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	3,955,200	0.7%
	Other Securities^	5,164,214	0.9%

	Total	14,194,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)	Value	% of Net Assets
Financials (4.0%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
$2,140,026	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[a,b]	$2,138,764	0.4%
	Digicel International Finance, Ltd., Term Loan
2,547,677	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[a,b]	2,276,986	0.4%
	GGP Nimbus, LLC, Term Loan
2,701,425	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[a,b]	2,641,318	0.4%
	Harland Clarke Holdings Corporation, Term Loan
2,248,677	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[a,b]	1,969,931	0.3%
	Level 3 Parent, LLC, Term Loan
2,765,000	4.733%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	2,765,691	0.5%
	Sable International Finance, Ltd., Term Loan
4,180,907	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	4,196,083	0.7%
	Tronox Finance, LLC, Term Loan
2,235,654	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[a,b]	2,239,857	0.4%
	Other Securities^	5,502,964	0.9%

	Total	23,731,594

Technology (1.7%)
	First Data Corporation, Term Loan
4,065,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	4,063,780	0.7%
	Rackspace Hosting, Inc., Term Loan
4,044,159	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[a,b]	3,822,135	0.7%
	Other Securities^	2,019,471	0.3%

	Total	9,905,386

Utilities (1.1%)
	Arctic LNG Carriers, Ltd., Term Loan
2,937,675	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	2,849,545	0.5%
	Other Securities^	3,794,521	0.6%

	Total	6,644,066

	Total Bank Loans (cost $182,476,195)	180,537,516

Principal Amount	Long-Term Fixed Income (48.9%)	Value	% of Net Assets
Asset-Backed Securities (5.8%)
	OZLM Funding II, Ltd.
2,170,000	4.083%, (LIBOR 3M + 1.500%), 7/30/2031, Ser. 2012-2A, Class A1BRb,f	2,156,540	0.4%
	OZLM IX, Ltd.
2,000,000	4.142%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,f	2,004,616	0.3%
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	4.092%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,f	2,166,065	0.4%
	Sound Point CLO XXI, Ltd.
2,200,000	4.036%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,f	2,165,167	0.4%
	THL Credit Wind River CLO, Ltd.
3,350,000	4.042%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,f]	3,297,583	0.6%
	Other Securities^	22,232,808	3.7%

	Total	34,022,779

Basic Materials (1.1%)
	Other Securities^	6,346,528	1.1%

	Total	6,346,528

Capital Goods (1.9%)
	Other Securities^	11,342,919	1.9%

	Total	11,342,919

Collateralized Mortgage Obligations (8.0%)
	Antler Mortgage Trust
2,300,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	2,296,380	0.4%
	Bellemeade Re 2018-1, Ltd.
2,200,000	4.077%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,f	2,209,907	0.4%
	Federal National Mortgage Association - REMIC
26,692,867	2.500% - 3.000%, 8/25/2027 - 6/25/2028, Ser. 2012-95, Class HIg	1,935,550	0.3%
	Toorak Mortgage Corporation
2,100,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[f,h]	2,108,068	0.4%
	Other Securities^	38,905,257	6.5%

	Total	47,455,162

Commercial Mortgage-Backed Securities (0.2%)
	Other Securities^	1,170,925	0.2%

	Total	1,170,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value	% of Net Assets
Communications Services (2.6%)
	Other Securities^	$15,433,413	2.6%

	Total	15,433,413

Consumer Cyclical (2.6%)
	Other Securities^	15,492,095	2.6%

	Total	15,492,095

Consumer Non-Cyclical (2.9%)
	Albertson’s Companies, LLC
750,000	6.625%, 6/15/2024	773,437	0.1%
	Other Securities^	16,595,978	2.8%

	Total	17,369,415

Energy (3.1%)
	Other Securities^	18,323,612	3.1%

	Total	18,323,612

Financials (6.4%)
	Other Securities^	37,968,347	6.4%

	Total	37,968,347

Mortgage-Backed Securities (11.3%)
	Federal National Mortgage Association
7,727,514	3.000%, 11/25/2027, Ser. 2012-121, Class BIg	606,264	0.1%
	Federal National Mortgage Association - REMIC
11,764,147	3.000% - 3.000%, 7/25/2027 - 2/25/2028, Ser. 2012-139, Class DIg	896,666	0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
7,375,000	3.500%, 5/1/2049[e]	7,442,476	1.3%
22,837,500	4.000%, 5/1/2049[e]	23,434,996	4.0%
10,500,000	4.500%, 5/1/2049[e]	10,924,808	1.8%
10,200,000	5.000%, 5/1/2049[e]	10,749,246	1.8%
11,450,000	4.500%, 6/1/2049[e]	11,906,086	2.0%
	Other Securities^	1,042,706	0.2%

	Total	67,003,248

Technology (1.4%)
	Other Securities^	7,953,549	1.4%

	Total	7,953,549

Transportation (0.5%)
	Other Securities^	2,640,189	0.5%

	Total	2,640,189

Utilities (1.1%)
	Other Securities^	6,394,935	1.1%

	Total	6,394,935

	Total Long-Term Fixed Income (cost $287,614,467)	288,917,116

Shares	Registered Investment Companies (16.0%)	Value	% of Net Assets
Affiliated (14.5%)
9,062,154	Thrivent Core Emerging Markets Debt Fund	85,727,982	14.5%

	Total	85,727,982

Unaffiliated (1.5%)
131,500	Invesco Senior Loan ETF	3,020,555	0.5%
30,445	Vanguard Short-Term Corporate Bond ETF	2,427,380	0.4%
	Other Securities^	3,816,072	0.6%

	Total	9,264,007

	Total Registered Investment Companies (cost $96,397,273)	94,991,989

Shares	Preferred Stock (1.0%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	459,900	0.1%

	Total	459,900

Energy (0.2%)
	Other Securities^	1,206,323	0.2%

	Total	1,206,323

Financials (0.7%)
	Other Securities^	4,024,585	0.7%

	Total	4,024,585

Real Estate (<0.1%)
	Other Securities^	379,980	<0.1%

	Total	379,980

Utilities (<0.1%)
	Other Securities^	26,380	<0.1%

	Total	26,380

	Total Preferred Stock (cost $5,970,804)	6,097,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (0.7%)	Value	% of Net Assets
Energy (0.4%)
	Other Securities^	$2,164,986	0.4%

	Total	2,164,986

Financials (0.2%)
	Other Securities^	1,306,944	0.2%

	Total	1,306,944

Materials (0.1%)
	Other Securities^	531,662	0.1%

	Total	531,662

	Total Common Stock (cost $2,851,505)	4,003,592

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
3,641,421	Thrivent Cash Management Trust	3,641,421	0.6%

	Total Collateral Held for Securities Loaned (cost $3,641,421)	3,641,421

Shares or Principal Amount	Short-Term Investments (14.3%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
8,346,876	2.690%	83,468,755	14.1%
	Other Securities^	896,834	0.2%

	Total Short-Term Investments (cost $84,365,619)	84,365,589

	Total Investments (cost $663,317,284) 112.0%	$662,554,391

	Other Assets and Liabilities, Net (12.0%)	(71,001,293)

	Total Net Assets 100.0%	$591,553,098

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $104,303,533 or 17.6% of total net assets.

g

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of April 30, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$3,506,721

Total lending	$3,506,721
Gross amount payable upon return of collateral for securities loaned	$3,641,421

Net amounts due to counterparty	$134,700

Definitions:

CLO	- Collateralized Loan Obligation
ETF	- Exchange Traded Fund
REMIC	- Real Estate Mortgage Investment Conduit
Ser.	- Series

Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month
LIBOR 2M	- ICE Libor USD Rate 2 Month
LIBOR 3M	- ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$6,199,077
Gross unrealized depreciation	(7,055,230)

Net unrealized appreciation (depreciation)	$(856,153)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$723,239,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	11,409,482	–	6,130,464	5,279,018
Capital Goods	11,459,496	–	7,709,475	3,750,021
Communications Services	43,847,743	–	43,458,789	388,954
Consumer Cyclical	24,636,672	–	24,636,672	–
Consumer Non-Cyclical	34,708,689	–	33,273,481	1,435,208
Energy	14,194,388	–	10,563,277	3,631,111
Financials	23,731,594	–	23,731,594	–
Technology	9,905,386	–	9,905,386	–
Utilities	6,644,066	–	5,840,262	803,804

Long-Term Fixed Income
Asset-Backed Securities	34,022,779	–	34,022,779	–
Basic Materials	6,346,528	–	6,346,528	–
Capital Goods	11,342,919	–	11,342,919	–
Collateralized Mortgage Obligations	47,455,162	–	45,955,163	1,499,999
Commercial Mortgage-Backed Securities	1,170,925	–	1,170,925	–
Communications Services	15,433,413	–	15,433,413	–
Consumer Cyclical	15,492,095	–	15,492,095	–
Consumer Non-Cyclical	17,369,415	–	17,369,415	–
Energy	18,323,612	–	18,323,612	–
Financials	37,968,347	–	37,968,347	–
Mortgage-Backed Securities	67,003,248	–	67,003,248	–
Technology	7,953,549	–	7,953,549	–
Transportation	2,640,189	–	2,640,189	–
Utilities	6,394,935	–	6,394,935	–

Registered Investment Companies
Unaffiliated	9,264,007	9,264,007	–	–

Preferred Stock
Consumer Staples	459,900	459,900	–	–
Energy	1,206,323	654,637	551,686	–
Financials	4,024,585	2,626,010	1,398,575	–
Real Estate	379,980	379,980	–	–
Utilities	26,380	26,380	–	–

Common Stock
Energy	2,164,986	2,164,986	–	–
Financials	1,306,944	1,306,944	–	–
Materials	531,662	531,662	–	–

Short-Term Investments	896,834	–	896,834	–

Subtotal Investments in Securities	$489,716,233	$17,414,506	$455,513,612	$16,788,115

Other Investments *	Total
Affiliated Registered Investment Companies	85,727,982
Affiliated Short-Term Investments	83,468,755
Collateral Held for Securities Loaned	3,641,421

Subtotal Other Investments	$172,838,158

Total Investments at Value	$662,554,391

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	347,073	347,073	–	–

Total Asset Derivatives	$347,073	$347,073	$–	$–

Liability Derivatives
Futures Contracts	544,381	544,381	–	–

Total Liability Derivatives	$544,381	$544,381	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents Opportunity Income Plus Fund’s futures contracts held as of April 30, 2019. Investments and/or cash totaling $896,834 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	143	June 2019	$17,542,539	$142,540
CBOT 2-Yr. U.S. Treasury Note	128	June 2019	27,205,839	59,161
CBOT 5-Yr. U.S. Treasury Note	189	June 2019	21,806,957	49,122
CME Ultra Long Term U.S. Treasury Bond	26	June 2019	4,175,930	95,382

Total Futures Long Contracts			$70,731,265	$346,205

CBOT U.S. Long Bond	(2)	June 2019	($295,806)	$868
CBOT Ultra 10-Yr. U.S. Treasury Note	(16)	June 2019	(2,079,948)	(28,551)
CME E-mini S&P 500 Index	(60)	June 2019	(8,329,670)	(515,830)

Total Futures Short Contracts			($10,705,424)	($543,513)

Total Futures Contracts			$60,025,841	($197,308)

Reference Description:

CBOT	- Chicago Board of Trade
CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$347,073
Total Interest Rate Contracts		347,073

Total Asset Derivatives		$347,073

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	515,830
Total Equity Contracts		515,830

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	28,551
Total Interest Rate Contracts		28,551

Total Liability Derivatives		$544,381

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	847,690

Total Interest Rate Contracts		847,690

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	377,931

Total Equity Contracts		377,931

Total		$1,225,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2019

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,062,750)

Total Equity Contracts		(1,062,750)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	815,288

Total Interest Rate Contracts		815,288

Total		($247,462)

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended April 30, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	($8,179,192)
Interest Rate Contracts
Futures - Long	45,907,779
Futures - Short	(15,900,982)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$78,355	$3,710	$–	$85,728	9,062	14.5%

Total Affiliated Registered Investment Companies	78,355			85,728		14.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	77,692	116,744	110,967	83,469	8,347	14.1

Total Affiliated Short-Term Investments	77,692			83,469		14.1

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	5,374	16,747	18,480	3,641	3,641	0.6

Total Collateral Held for Securities Loaned	5,374			3,641		0.6

Total Value	$161,421			$172,838

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018- 4/30/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$3,663	$–	$1,869
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	–	–	–	984

Total Income from Affiliated Investments				$2,853

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	8
Total Affiliated Income from Securities Loaned, Net				$8
Total	$–	$3,663	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (92.8%)	Value
Brazil (10.9%)
45,550	Ambev SA	$214,559
56,112	Banco Bradesco SA ADR	508,375
15,300	BRF SAa	120,922
15,878	Lojas Renner SA	187,567
23,600	Multiplan Empreendimentos Imobiliarios SA	144,329
20,600	Petroleo Brasileiro SA	142,478
26,020	Vale SA ADR	332,536

	Total	1,650,766

Cayman Islands (12.2%)
2,288	Autohome, Inc. ADR[a]	264,241
72,000	China Resources Land, Ltd.	313,572
4,108	Huazhu Group, Ltd. ADR	174,179
5,800	Sunny Optical Technology Group Company, Ltd.	70,952
19,100	Tencent Holdings, Ltd.	941,394
9,000	Wuxi Biologics (Cayman), Inc.[a,b]	90,675

	Total	1,855,013

Chile (1.6%)
4,500	Banco Santander Chile SA ADR	126,000
16,700	S.A.C.I. Falabella	123,281

	Total	249,281

China (13.2%)
2,347	58.com, Inc. ADR[a]	168,491
24,300	China International Travel Service Corporation, Ltd.	279,895
31,496	Hangzhou Hikvision Digital Technology Company, Ltd.	153,175
3,199	Kweichow Moutai Company, Ltd.	462,606
19,800	Midea Group Company, Ltd.	154,151
45,500	Ping An Insurance Company of China, Ltd.	550,762
21,697	Shanghai International Airport Company, Ltd.	227,799

	Total	1,996,879

Hong Kong (6.5%)
39,400	AIA Group, Ltd.	403,434
18,500	China Mobile, Ltd.	176,516
52,000	Hang Lung Group, Ltd.	155,085
7,206	Hong Kong Exchanges & Clearing, Ltd.	250,328

	Total	985,363

India (13.8%)
2,000	Grasim Industries, Ltd.	25,918
5,400	Grasim Industries, Ltd. GDR	70,593
3,600	Hero Motocorp, Ltd.	130,049
6,576	Hindustan Unilever, Ltd.	166,095
19,220	Housing Development Finance Corporation	551,401
44,002	ITC, Ltd.	190,720
23,420	ITC, Ltd. GDR	101,986
13,432	Kotak Mahindra Bank, Ltd.	267,874
9,516	Tata Consultancy Services, Ltd.	309,313
2,200	Ultra Tech Cement, Ltd.	146,056
2,000	Ultra Tech Cement, Ltd. GDR	132,755

	Total	2,092,760

Indonesia (5.2%)
543,000	Astra International Tbk PT	290,678
258,600	Bank Rakyat Indonesia Persero Tbk PT	79,508
98,700	Indocement Tunggal Prakarsa Tbk PT	152,626
128,900	PT Bank Central Asia Tbk	260,387

	Total	783,199

Luxembourg (1.0%)
5,300	Tenaris SA ADR	147,022

	Total	147,022

Malaysia (1.1%)
31,700	Public Bank Berhad	172,573

	Total	172,573

Mexico (5.2%)
3,140	Fomento Economico Mexicano SAB de CV ADR	306,433
10,700	Grupo Aeroportuario del Sureste, SAB de CV	175,713
47,500	Grupo Financiero Banorte SAB de CV ADR	300,969

	Total	783,115

Philippines (2.7%)
325,000	Ayala Land, Inc.	305,765
64,464	Bank of the Philippine Islands	105,031

	Total	410,796

Poland (0.5%)
2,355	Bank Pekao SA	70,287

	Total	70,287

Russia (2.9%)
3,458	Lukoil ADR	293,607
348	NovaTek PJSC	6,491
41,139	Sberbank of Russia PJSC	144,125

	Total	444,223

South Africa (4.2%)
11,200	Massmart Holdings, Ltd.	73,769
23,300	MTN Group, Ltd.	168,812
1,330	Naspers, Ltd.	342,143
10,843	Truworths International, Ltd.	57,492

	Total	642,216

South Korea (1.7%)
164	Amorepacific Corporation	16,434
775	LG Chem, Ltd.	240,408

	Total	256,842

Taiwan (5.2%)
94,000	Taiwan Semiconductor Manufacturing Company, Ltd.	789,227

	Total	789,227

Thailand (2.4%)
18,800	Siam Cement pcl	270,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (92.8%)	Value
Thailand (2.4%)-continued
22,500	Siam Commercial Bank pcl	$92,375

	Total	363,120

Turkey (1.0%)
10,300	BIM Birlesik Magazalar AS	143,360

	Total	143,360

United States (1.5%)
4,702	Yum China Holding, Inc.	223,533

	Total	223,533

	Total Common Stock (cost $12,084,266)	14,059,575

Shares	Preferred Stock (5.2%)
South Korea (5.2%)
24,830	Samsung Electronics Company, Ltd.	792,107

	Total	792,107

	Total Preferred Stock (cost $623,819)	792,107

Shares	Short-Term Investments (2.3%)
	Thrivent Core Short-Term Reserve Fund
35,186	2.690%	351,857

	Total Short-Term Investments (cost $351,857)	351,857

	Total Investments (cost $13,059,942) 100.3%	$15,203,539

	Other Assets and Liabilities, Net (0.3%)	(50,655)

	Total Net Assets 100.0%	$15,152,884

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $90,675 or 0.6% of total net assets.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	- Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,737,315
Gross unrealized depreciation	(666,276)

Net unrealized appreciation (depreciation)	$2,071,039

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$13,132,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	2,061,597	432,732	1,628,865	–
Consumer Discretionary	1,620,825	397,712	1,223,113	–
Consumer Staples	1,867,836	306,433	1,561,403	–
Energy	589,598	147,022	442,576	–
Financials	3,883,429	634,375	3,249,054	–
Health Care	90,675	–	90,675	–
Industrials	717,084	–	717,084	–
Information Technology	1,098,540	–	1,098,540	–
Materials	1,524,812	465,291	1,059,521	–
Real Estate	605,179	–	605,179	–
Preferred Stock
Information Technology	792,107	–	792,107	–

Subtotal Investments in Securities	$14,851,682	$2,383,565	$12,468,117	$–

Other Investments *	Total
Affiliated Short-Term Investments	351,857

Subtotal Other Investments	$351,857

Total Investments at Value	$15,203,539

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$82	$1,368	$1,098	$352	35	2.3%
Total Affiliated Short-Term Investments	82			352		2.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	111	917	1,028	–	–	–
Total Collateral Held for Securities Loaned	111			–		–
Total Value	$193			$352

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$3
Total Income from Affiliated Investments				$3
Cash Management Trust- Collateral Investment	–	–	–	0
Total Affiliated Income from Securities Loaned, Net				$0
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value
Communications Services (0.5%)
4,279	ORBCOMM, Inc.[a]	$30,980

	Total	30,980

Consumer Discretionary (14.0%)
430	Bright Horizons Family Solutions, Inc.[a]	55,104
524	Burlington Stores, Inc.[a]	88,509
507	Children’s Place, Inc.	57,200
2,676	Duluth Holdings, Inc.[a]	42,602
888	Five Below, Inc.[a]	129,994
818	G-III Apparel Group, Ltd.[a]	35,297
2,242	International Game Technology plc	32,800
561	Oxford Industries, Inc.	46,597
1,668	Planet Fitness, Inc.[a]	126,268
2,384	Playa Hotels and Resorts NVa	19,072
3,291	Red Rock Resorts, Inc.	88,791
881	Texas Roadhouse, Inc.	47,583
254	Vail Resorts, Inc.	58,128
834	Wingstop, Inc.	62,775

	Total	890,720

Consumer Staples (3.5%)
597	Calavo Growers, Inc.	57,199
610	Casey’s General Stores, Inc.	80,734
1,924	Turning Point Brands, Inc.	82,289

	Total	220,222

Energy (2.3%)
4,850	Callon Petroleum Company[a]	36,423
2,587	Nine Energy Service, Inc.[a]	52,076
1,825	Talos Energy, Inc.[a]	54,203

	Total	142,702

Financials (8.8%)
731	Ameris Bancorp	26,652
853	Axos Financial, Inc.[a]	27,910
1,276	Essent Group, Ltd.[a]	60,546
1,805	Hamilton Lane, Inc.	88,192
381	Interactive Brokers Group, Inc.	20,666
170	MarketAxess Holdings, Inc.	47,316
789	PacWest Bancorp	31,205
1,824	Santander Consumer USA Holdings Inc.	38,942
1,518	Seacoast Banking Corporation of Florida[a]	43,051
7,113	SLM Corporation	72,268
809	Stifel Financial Corporation	48,273
161	SVB Financial Group[a]	40,527
327	Western Alliance Bancorp[a]	15,624

	Total	561,172

Health Care (18.4%)
68	ABIOMED, Inc.[a]	18,864
795	Aerie Pharmaceuticals, Inc.[a]	30,329
389	Arena Pharmaceuticals, Inc.[a]	17,797
1,571	Catalent, Inc.[a]	70,412
711	Concert Pharmaceuticals, Inc.[a]	7,309
2,907	GenMark Diagnostics, Inc.[a]	21,047
1,744	Halozyme Therapeutics, Inc.[a]	28,131
820	Immunomedics, Inc.[a]	13,136
625	Inogen, Inc.[a]	54,563
1,434	Inspire Medical Systems, Inc.[a]	74,123
1,137	Intersect ENT, Inc.[a]	36,941
313	Intra-Cellular Therapies, Inc.[a]	4,122
927	LHC Group, Inc.[a]	102,999
274	Ligand Pharmaceuticals, Inc.[a]	34,483
1,047	Merit Medical Systems, Inc.[a]	58,820
2,301	Natera, Inc.[a]	43,972
515	Neurocrine Biosciences, Inc.[a]	37,204
295	Nevro Corporation[a]	18,204
586	Novocure, Ltd.[a]	25,825
530	NuVasive, Inc.[a]	32,118
3,612	Optinose, Inc.[a]	35,976
178	Sage Therapeutics, Inc.[a]	29,945
1,493	Tactile Systems Technology, Inc.[a]	74,292
362	Teleflex, Inc.	103,597
781	Veeva Systems, Inc.[a]	109,238
2,768	Wright Medical Group NVa	81,850

	Total	1,165,297

Industrials (14.5%)
1,367	Aerojet Rocketdyne Holdings, Inc.[a]	46,287
805	ASGN, Inc.[a]	50,747
2,330	Casella Waste Systems, Inc.[a]	86,956
489	Granite Construction, Inc.	21,951
1,634	Healthcare Services Group, Inc.	55,311
1,003	Heico Corporation	105,847
1,004	Mercury Systems, Inc.[a]	73,312
3,334	MRC Global, Inc.[a]	57,778
3,115	Ritchie Brothers Auctioneers, Inc.	108,371
1,363	SiteOne Landscape Supply, Inc.[a]	91,730
1,534	TPI Composites, Inc.[a]	47,477
101	Valmont Industries, Inc.	13,619
789	WageWorks, Inc.[a]	38,495
241	Watsco, Inc.	38,191
2,178	Willdan Group, Inc.[a]	86,096

	Total	922,168

Information Technology (31.3%)
439	Advanced Energy Industries, Inc.[a]	25,357
203	Arista Networks, Inc.[a]	63,395
1,631	Blackline, Inc.[a]	83,311
660	Cognex Corporation	33,284
819	Coupa Software, Inc.[a]	84,627
1,076	Descartes Systems Group, Inc.[a]	43,018
1,916	Dolby Laboratories, Inc.	123,946
446	Envestnet, Inc.[a]	31,662
1,414	Five9, Inc.[a]	75,041
1,225	Guidewire Software, Inc.[a]	130,462
3,951	Lattice Semiconductor Corporation[a]	51,165
1,328	Monolithic Power Systems, Inc.	206,783
1,536	New Relic, Inc.[a]	161,649
513	Novanta, Inc.[a]	44,641
1,337	Proofpoint, Inc.[a]	167,687
1,330	Q2 Holdings, Inc.[a]	100,309
3,578	Quantenna Communications, Inc.[a]	87,124
872	Rogers Corporation[a]	146,077
2,772	SailPoint Technologies Holdings, Inc.[a]	78,337
378	Tyler Technologies, Inc.[a]	87,662
331	Universal Display Corporation	52,828
1,293	Virtusa Corporation[a]	71,826
1,808	Zuora, Inc.[a]	39,957

	Total	1,990,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value
Real Estate (0.5%)
306	CoreSite Realty Corporation	$33,480

	Total	33,480

	Total Common Stock (cost $5,240,844)	5,956,889

Shares	Registered Investment Companies (2.9%)	Value
Unaffiliated (2.9%)
302	iShares Russell 2000 Growth Index Fund	61,146
1,487	SPDR S&P Biotech ETF	126,692

	Total	187,838

	Total Registered Investment Companies (cost $193,761)	187,838

Shares	Short-Term Investments (4.9%)	Value
	Thrivent Core Short-Term Reserve Fund
30,895	2.690%	308,950

	Total Short-Term Investments (cost $308,950)	308,950

	Total Investments (cost $5,743,555) 101.6%	$6,453,677

	Other Assets and Liabilities, Net (1.6%)	(104,313)

	Total Net Assets 100.0%	$6,349,364

a	Non-income producing security.

Definitions:

ETF	- Exchange Traded Fund
SPDR	- S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$945,525
Gross unrealized depreciation	(250,947)

Net unrealized appreciation (depreciation)	$694,578

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$5,759,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	30,980	30,980	–	–
Consumer Discretionary	890,720	890,720	–	–
Consumer Staples	220,222	220,222	–	–
Energy	142,702	142,702	–	–
Financials	561,172	561,172	–	–
Health Care	1,165,297	1,165,297	–	–
Industrials	922,168	922,168	–	–
Information Technology	1,990,148	1,990,148	–	–
Real Estate	33,480	33,480	–	–

Registered Investment Companies
Unaffiliated	187,838	187,838	–	–

Subtotal Investments in Securities	$6,144,727	$6,144,727	$–	$–

Other Investments*	Total
Affiliated Short-Term Investments	308,950

Subtotal Other Investments	$308,950

Total Investments at Value	$6,453,677

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Growth Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$158	$1,661	$1,510	$309	31	4.9%
Total Affiliated Short-Term Investments	158			309		4.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	266	266	–	–	–
Total Value	$158			$309

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$2
Total Income from Affiliated Investments				$2
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (92.8%)	Value
Consumer Discretionary (5.7%)
118,241	Children’s Place, Inc.[a]	$13,339,949
224,634	Crocs, Inc.[b]	6,256,057
93,161	G-III Apparel Group, Ltd.[b]	4,019,897
59,209	Oxford Industries, Inc.	4,917,899
328,066	Red Rock Resorts, Inc.	8,851,221
145,390	Zumiez, Inc.[b]	3,871,736

	Total	41,256,759

Consumer Staples (7.2%)
76,181	Casey’s General Stores, Inc.	10,082,555
814,024	Cott Corporation	12,625,512
283,035	Hain Celestial Group, Inc.[b]	6,175,824
117,278	John B. Sanfilippo & Son, Inc.	8,456,917
954,222	SunOpta, Inc.[b]	3,387,488
267,506	Turning Point Brands, Inc.	11,441,232

	Total	52,169,528

Energy (3.9%)
698,061	Callon Petroleum Company[b]	5,242,438
1,311,850	Euronav NVa	12,305,153
296,951	Nine Energy Service, Inc.[b]	5,977,624
162,299	Talos Energy, Inc.[b]	4,820,280

	Total	28,345,495

Financials (21.3%)
45,292	Argo Group International Holdings, Ltd.	3,535,946
304,343	Assured Guaranty, Ltd.	14,517,161
54,967	BOK Financial Corporation	4,789,824
77,301	Cohen & Steers, Inc.	3,876,645
173,986	First Interstate BancSystem, Inc.	7,352,648
141,484	Hamilton Lane, Inc.	6,912,908
214,551	Hancock Whitney Corporation	9,384,461
604,719	Heritage Commerce Corporation	7,571,082
132,093	Horace Mann Educators Corporation	5,096,148
135,500	Houlihan Lokey, Inc.	6,682,860
121,958	IBERIABANK Corporation	9,695,661
129,761	Kemper Corporation	11,662,919
389,558	PCSB Financial Corporation	7,421,080
56,792	Primerica, Inc.	7,399,430
298,320	Santander Consumer USA Holdings Inc.	6,369,132
291,059	Seacoast Banking Corporation of Florida[b]	8,254,433
885,351	SLM Corporation	8,995,166
121,558	State Auto Financial Corporation	4,087,996
95,762	Stifel Financial Corporation	5,714,119
275,300	Synovus Financial Corporation	10,147,558
169,309	United Community Banks, Inc.	4,754,197

	Total	154,221,374

Health Care (10.9%)
180,843	Catalent, Inc.[b]	8,105,383
226,327	Halozyme Therapeutics, Inc.[b]	3,650,654
104,106	LHC Group, Inc.[b]	11,567,218
35,410	Neurocrine Biosciences, Inc.[b]	2,558,018
83,943	Omnicell, Inc.[b]	6,745,659
271,610	Optinose, Inc.[a,b]	2,705,236
101,428	PerkinElmer, Inc.	9,720,860
214,511	Syneos Health, Inc.[b]	10,067,001
30,753	Teleflex, Inc.	8,800,894
31,616	West Pharmaceutical Services, Inc.	3,913,745
383,330	Wright Medical Group NVa,b	11,335,068

	Total	79,169,736

Industrials (15.7%)
153,628	AGCO Corporation	10,873,790
219,767	Arcosa, Inc.	6,841,347
77,464	BWX Technologies, Inc.	3,958,410
60,043	Curtiss-Wright Corporation	6,841,299
165,026	Encore Wire Corporation	9,784,392
58,532	Granite Construction, Inc.	2,627,502
782,309	KeyW Holding Corporation[b]	8,871,384
735,363	MRC Global, Inc.[b]	12,743,841
108,631	Oshkosh Corporation	8,971,834
481,638	Primoris Services Corporation	10,557,505
77,495	Raven Industries, Inc.	3,015,330
308,166	Ritchie Brothers Auctioneers, Inc.	10,721,095
56,832	TransUnion	3,958,349
44,952	Valmont Industries, Inc.	6,061,328
80,112	Waste Connections, Inc.	7,431,990

	Total	113,259,396

Information Technology (16.2%)
49,248	Advanced Energy Industries, Inc.[b]	2,844,564
22,096	Arista Networks, Inc.[b]	6,900,360
86,617	Blackline, Inc.[b]	4,424,396
66,392	Booz Allen Hamilton Holding Corporation	3,936,382
286,083	Ciena Corporation[b]	10,974,144
842	Computer Services, Inc.	54,941
222,219	Dolby Laboratories, Inc.	14,375,347
34,134	Guidewire Software, Inc.[b]	3,635,271
590,689	Lattice Semiconductor Corporation[b]	7,649,423
27,299	Monolithic Power Systems, Inc.	4,250,727
230,070	National Instruments Corporation	10,836,297
65,713	Pegasystems, Inc.	4,929,132
188,393	Plexus Corporation[b]	11,337,491
89,514	Rogers Corporation[b]	14,995,385
170,358	SailPoint Technologies Holdings, Inc.[b]	4,814,317
200,868	Virtusa Corporation[b]	11,158,217

	Total	117,116,394

Materials (3.6%)
44,788	Balchem Corporation	4,546,430
112,727	Chemours Company	4,059,299
148,485	Scotts Miracle-Gro Company	12,624,195
60,647	United States Lime & Minerals, Inc.	4,907,555

	Total	26,137,479

Real Estate (5.5%)
108,065	Agree Realty Corporation	7,075,016
149,416	American Campus Communities, Inc.	7,052,435
35,415	CoreSite Realty Corporation	3,874,755
734,596	Cousins Properties, Inc.	7,030,084
383,108	Physicians Realty Trust	6,918,930
170,811	Terreno Realty Corporation	7,626,711

	Total	39,577,931

Utilities (2.8%)
86,731	New Jersey Resources Corporation	4,343,488
60,608	NorthWestern Corporation	4,233,469
147,606	PNM Resources, Inc.	6,854,823

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (92.8%)	Value
Utilities (2.8%)-continued
56,486	Southwest Gas Holdings, Inc.	$4,699,070

	Total	20,130,850

	Total Common Stock (cost $547,914,768)	671,384,942

Shares	Registered Investment Companies (4.5%)	Value
Unaffiliated (4.5%)
56,911	iShares Russell 2000 Index Fund[a]	9,008,442
42,289	iShares Russell 2000 Value Index Fund	5,257,792
124,690	Materials Select Sector SPDR Fund[a]	7,163,441
75,952	SPDR S&P Retail ETF	3,469,487
85,965	Vanguard Real Estate ETF	7,459,183

	Total	32,358,345

	Total Registered Investment Companies (cost $30,470,238)	32,358,345

Shares	Collateral Held for Securities Loaned (6.2%)	Value
45,047,175	Thrivent Cash Management Trust	45,047,175

	Total Collateral Held for Securities Loaned (cost $45,047,175)	45,047,175

Shares	Short-Term Investments (2.9%)	Value
2,074,685	Thrivent Core Short-Term Reserve Fund 2.690%	20,746,850

	Total Short-Term Investments (cost $20,746,850)	20,746,850

	Total Investments (cost $644,179,031) 106.4%	$769,537,312

	Other Assets and Liabilities, Net (6.4%)	(46,015,761)

	Total Net Assets 100.0%	$723,521,551

a	All or a portion of the security is on loan.
b	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of April

30, 2019:

Securities Lending Transactions

Common Stock	$44,206,125

Total lending	$44,206,125
Gross amount payable upon return of collateral for securities loaned	$45,047,175

Net amounts due to counterparty	$ 841,050

Definitions:

ETF	- Exchange Traded Fund
SPDR	- S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$146,255,452
Gross unrealized depreciation	(20,882,785)

Net unrealized appreciation (depreciation)	$125,372,667

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$644,164,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2019, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	41,256,759	41,256,759	–	–
Consumer Staples	52,169,528	52,169,528	–	–
Energy	28,345,495	28,345,495	–	–
Financials	154,221,374	154,221,374	–	–
Health Care	79,169,736	79,169,736	–	–
Industrials	113,259,396	113,259,396	–	–
Information Technology	117,116,394	117,116,394	–	–
Materials	26,137,479	26,137,479	–	–
Real Estate	39,577,931	39,577,931	–	–
Utilities	20,130,850	20,130,850	–	–
Registered Investment Companies
Unaffiliated	32,358,345	32,358,345	–	–

Subtotal Investments in Securities	$703,743,287	$703,743,287	$–	$–

Other Investments *	Total
Affiliated Short-Term Investments	20,746,850
Collateral Held for Securities Loaned	45,047,175

Subtotal Other Investments	$65,794,025

Total Investments at Value	$769,537,312

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 4/30/2019	Shares Held at 4/30/2019	% of Net Assets 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$5,113	$105,896	$90,262	$20,747	2,075	2.9%
Total Affiliated Short-Term Investments	5,113			20,747		2.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	19,754	116,927	91,634	45,047	45,047	6.2
Total Collateral Held for Securities Loaned	19,754			45,047		6.2
Total Value	$24,867			$65,794

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 4/30/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.690%	$–	$–	$–	$155
Total Income from Affiliated Investments				$155
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	33
Total Affiliated Income from Securities Loaned, Net				$33
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2019 (unaudited)	Aggressive Allocation Fund		Balanced Income Plus Fund		Global Stock Fund
Assets
Investments at cost	$1,192,997,314		$393,017,254		$1,437,214,820
Investments in unaffiliated securities at value (#)	593,586,871		346,962,653		1,743,650,458
Investments in affiliated securities at value	824,085,875		63,474,538		111,257,546

Cash	4,600	(a)	80,489	(b)	377,993	(c)
Initial margin deposit on open future contracts	–		–		–
Dividends and interest receivable	989,554		1,264,076		4,841,154
Prepaid expenses	12,722		21,659		20,017
Prepaid trustee fees	3,550		1,469		7,379
Receivable for:
Investments sold	1,957,693		1,767,594		8,297,198
Investments sold on a delayed delivery basis	5,975,733		4,593,106		–
Fund shares sold	933,139		209,077		24,670
Expense reimbursements	260,707		–		–
Variation margin on open future contracts	1,136,072		81,357		478,972
Total Assets	1,428,946,516		418,456,018		1,868,955,387

Liabilities
Distributions payable	–		–		–
Accrued expenses	86,779		46,654		94,678
Cash overdraft	–		–		–
Payable for:
Investments purchased	2,509,852		1,288,174		3,898,579
Investments purchased on a delayed delivery basis	35,214,692		24,106,939		–
Return of collateral for securities loaned	15,525,737		4,821,700		20,677,154
Foreign capital gain tax liability	–		–		–
Fund shares redeemed	846,713		603,974		623,507
Variation margin on open future contracts	175,046		64,953		688,246
Investment advisory fees	870,032		184,755		898,657
Administrative fees	25,977		11,544		33,034
Distribution fees	208,957		55,041		335,403
Transfer agent fees	114,651		27,043		130,245
Trustee deferred compensation	42,605		64,994		435,343
Commitments and contingent liabilities^	–		–		–
Mortgage dollar roll deferred revenue	9,185		5,948		–
Total Liabilities	55,630,226		31,281,719		27,814,846

Net Assets
Capital stock (beneficial interest)	1,100,914,314		371,104,395		1,413,170,269
Distributable earnings/(accumulated loss)	272,401,976		16,069,904		427,970,272
Total Net Assets	$1,373,316,290		$387,174,299		$1,841,140,541

Class A Share Capital	$965,153,813		$252,857,304		$1,542,744,251
Shares of beneficial interest outstanding (Class A)	62,488,968		20,048,951		59,116,336
Net asset value per share	$15.45		$12.61		$26.10
Maximum public offering price	$16.18		$13.20		$27.33
Class S Share Capital	$408,162,477		$134,316,995		$298,396,290
Shares of beneficial interest outstanding (Class S)	26,169,238		10,674,564		11,324,029
Net asset value per share	$15.60		$12.58		$26.35
(#) Includes securities on loan of	15,172,404		4,673,984		16,972,275

(a)	Includes foreign currency holdings of $4,386 (cost $4,374).
(b)	Includes foreign currency holdings of $19,376 (cost $19,328).
(c)	Includes foreign currency holdings of $377,993 (cost $376,537).
(d)	Includes foreign currency holdings of $3,715,627 (cost $3,697,606).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Government Bond Fund	High Income Municipal Bond Fund	High Yield Fund	Income Fund	International Allocation Fund		Large Cap Growth Fund	Large Cap Value Fund	Limited Maturity Bond Fund

$65,813,587	$9,363,323	$799,894,379	$859,527,271	$809,825,621		$747,716,171	$776,992,940	$978,013,233
56,981,231	9,697,096	713,836,870	780,130,545	780,436,246		1,107,156,641	1,080,062,929	913,156,895
9,845,070	–	88,145,048	92,598,945	88,861,041		22,247,457	43,260,878	68,313,692

–	38,520	–	–	3,715,627	(d)	–	–	95,391
–	–	–	–	116,622		–	–	–
306,848	119,457	11,140,001	7,451,382	4,506,516		338,889	1,045,634	4,686,772
25,913	14,683	26,619	26,364	23,294		15,463	20,561	36,643
971	971	3,003	3,388	3,485		4,408	4,364	3,770

–	–	3,629,536	3,572,851	3,873,398		15,043,807	–	3,756,334
3,013,848	–	–	6,027,696	–		–	–	12,107,354
71,127	12,551	770,590	691,702	5,625		1,808,966	1,748,832	2,654,819
2,608	15,807	–	–	17,077		850	–	–
8,984	–	–	52,000	1,093,538		–	–	80,740
70,256,600	9,899,085	817,551,667	890,554,873	882,652,469		1,146,616,481	1,126,143,198	1,004,892,410

597	6,627	669,195	159,123	–		–	–	46,639
20,492	19,967	56,243	63,681	102,452		55,911	58,249	81,021
20	–	1,972,585	231,163	–		–	–	–

–	–	5,177,686	3,265,661	4,707,572		14,977,847	–	12,672,407
10,981,016	–	4,045,506	44,970,645	–		–	–	49,050,355
–	–	48,329,280	2,040,593	1,039,575		–	–	–
–	–	–	–	360,187		–	–	–
5,424	7,806	820,092	365,421	83,862		319,934	224,921	905,350
21,625	2,500	–	38,594	822,537		–	–	232,440
20,392	4,040	251,804	248,512	617,529		663,637	434,224	236,488
6,700	5,971	16,999	18,259	18,799		22,330	22,237	19,775
508	–	96,465	66,303	31,018		56,464	49,886	31,464
1,134	353	37,623	27,507	26,733		40,583	29,676	38,374
15,965	811	111,774	122,251	119,661		85,642	110,333	104,045
–	–	–	–	–		–	–	–
3,189	–	–	11,348	–		–	–	14,017
11,077,062	48,075	61,585,252	51,629,061	7,929,925		16,222,348	929,526	63,432,375

59,008,608	9,551,460	790,461,373	830,542,350	831,621,536		711,992,340	801,498,584	947,039,694
170,930	299,550	(34,494,958)	8,383,462	43,101,008		418,401,793	323,715,088	(5,579,659)
$59,179,538	$9,851,010	$755,966,415	$838,925,812	$874,722,544		$1,130,394,133	$1,125,213,672	$941,460,035

$4,638,671	$–	$442,475,280	$303,074,729	$141,729,961		$262,407,726	$231,334,208	$286,464,104
474,113	–	93,288,412	33,317,019	14,125,846		23,223,496	10,396,233	23,050,327
$9.78	$–	$4.74	$9.10	$10.03		$11.30	$22.25	$12.43
$9.98	$–	$4.96	$9.53	$10.50		$11.83	$23.30	$12.43
$54,540,867	$9,851,010	$313,491,135	$535,851,083	$732,992,583		$867,986,407	$893,879,464	$654,995,931
5,572,607	952,590	66,048,351	58,950,467	72,728,986		68,699,975	39,913,642	52,717,413
$9.79	$10.34	$4.75	$9.09	$10.08		$12.63	$22.40	$12.42
–	–	46,395,653	1,963,196	994,469		–	–	–

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of April 30, 2019 (unaudited)	Low Volatility Equity Fund		Mid Cap Stock Fund	Moderate Allocation Fund
Assets
Investments at cost	$12,949,186		$1,844,773,156	$2,397,482,849
Investments in unaffiliated securities at value (#)	13,266,981		2,082,281,272	1,336,008,435
Investments in affiliated securities at value	732,806		210,415,894	1,407,717,717

Cash	2,111	(a)	–	38,866	(b)
Dividends and interest receivable	37,033		929,761	5,778,230
Prepaid expenses	14,616		9,761	27,940
Prepaid trustee fees	971		8,862	6,389
Receivable for:
Investments sold	–		–	7,874,645
Investments sold on a delayed delivery basis	–		–	49,534,490
Fund shares sold	50,294		4,795,169	967,429
Expense reimbursements	11,110		–	437,515
Variation margin on open future contracts	–		–	1,625,800
Total Assets	14,115,922		2,298,440,719	2,810,017,456

Liabilities
Distributions payable	–		–	–
Accrued expenses	20,383		114,032	104,442
Payable for:
Investments purchased	–		–	4,838,682
Investments purchased on a delayed delivery basis	–		–	286,639,051
Return of collateral for securities loaned	–		39,743,925	13,939,085
Foreign capital gain tax liability	–		–	–
Fund shares redeemed	1,567		1,110,077	1,564,389
Variation margin on open future contracts	1,723		–	246,305
Investment advisory fees	7,133		1,213,801	1,356,179
Administrative fees	6,035		38,734	42,706
Distribution fees	–		266,619	405,625
Transfer agent fees	1,562		117,428	141,089
Trustee deferred compensation	824		250,126	68,370
Open options written, at value	–		–	38,414	(f)
Commitments and contingent liabilities^	–		–	–
Mortgage dollar roll deferred revenue	–		–	68,039
Total Liabilities	39,227		42,854,742	309,452,376

Net Assets
Capital stock (beneficial interest)	12,919,434		1,707,275,442	2,099,364,657
Distributable earnings/(accumulated loss)	1,157,261		548,310,535	401,200,423
Total Net Assets	$14,076,695		$2,255,585,977	$2,500,565,080

Class A Share Capital	$–		$1,230,806,407	$1,865,118,367
Shares of beneficial interest outstanding (Class A)	–		51,576,483	134,862,735
Net asset value per share	$–		$23.86	$13.83
Maximum public offering price	$–		$24.98	$14.48
Class S Share Capital	$14,076,695		$1,024,779,570	$635,446,713
Shares of beneficial interest outstanding (Class S)	1,228,362		37,584,827	45,818,376
Net asset value per share	$11.46		$27.27	$13.87
(#) Includes securities on loan of	–		38,703,381	13,558,863

(a)	Includes foreign currency holdings of $2,111 (cost $2,104).
(b)	Includes foreign currency holdings of $7,365 (cost $7,345).
(c)	Includes foreign currency holdings of $14,299 (cost $14,260).
(d)	Includes foreign currency holdings of $15 (cost $15).
(e)	Includes foreign currency holdings of $16,541 (cost $15,237).
(f)	Open options written, cost ($75,195).
(g)	Open options written, cost ($54,688).
(h)	Open options written, cost ($30,762).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.
(1)	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Aggressive Allocation Fund		Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund		Small Cap Growth Fund	Small Cap Stock Fund

$2,697,302,702		$936,833,187		$597,595,293		$1,401,013,443	$663,317,284	$13,059,942		$5,743,555	$644,179,031
1,336,170,213		548,494,775		597,595,293	(1)	1,476,377,512	489,716,233	14,851,682		6,144,727	703,743,287
1,806,914,051		483,954,485		–		–	172,838,158	351,857		308,950	65,794,025

104,568	(c)	16,611	(d)	48,370		4,219	145,378	16,541	(e)	–	–
4,592,084		2,654,501		738,514		19,623,131	2,635,087	17,916		1,021	88,947
20,851		18,461		40,760		30,637	30,195	12,697		14,800	14,768
7,197		2,451		2,296		6,118	2,331	971		971	2,832

6,817,407		2,233,919		–		–	2,433,925	6,500		19,619	–
37,042,557		22,086,339		–		–	13,077,468	–		–	–
1,449,113		312,861		2,725,511		948,715	994,504	5,193		47,336	41,607
611,781		125,557		65,570		–	–	19,427		15,997	–
2,424,317		401,069		–		–	93,922	–		–	–
3,196,154,139		1,060,301,029		601,216,314		1,496,990,332	681,967,201	15,282,784		6,553,421	769,685,466

–		–		4,564		539,769	143,712	–		–	–
128,114		55,624		43,027		79,945	56,947	30,968		21,036	46,314

5,808,197		1,573,244		17,258,877		–	612,026	6,474		170,390	55,072
198,928,298		132,539,832		–		5,107,745	85,275,593	–		–	–
23,279,720		3,317,466		–		–	3,641,421	–		–	45,047,175
–		–		–		–	–	40,559		–	–
1,283,659		248,566		1,933,379		954,131	240,516	16,175		–	291,809
202,729		84,823		–		36,765	22,550	–		–	–
1,721,158		470,732		177,128		521,146	227,257	13,180		4,212	415,907
49,415		19,427		14,437		27,953	14,560	6,057		5,923	16,482
489,707		151,521		–		272,166	52,880	1,965		–	94,584
208,724		50,032		44,373		44,192	28,311	3,753		1,685	56,213
85,788		43,814		–		230,315	80,267	10,769		811	140,359
27,938	(g)	15,715	(h)	–		–	–	–		–	–
–		–		–		–	–	–		–	–
50,700		30,500		–		–	18,063	–		–	–
232,264,147		138,601,296		19,475,785		7,814,127	90,414,103	129,900		204,057	46,163,915

2,425,453,501		812,922,292		581,746,145		1,436,253,280	606,384,686	15,928,669		5,614,140	580,731,665
538,436,491		108,777,441		(5,616)		52,922,925	(14,831,588)	(775,785)		735,224	142,789,886
$2,963,889,992		$921,699,733		$581,740,529		$1,489,176,205	$591,553,098	$15,152,884		$6,349,364	$723,521,551

$2,258,194,309		$695,648,250		$339,527,541		$1,243,563,285	$242,004,294	$9,026,416		$–	$436,977,515
151,394,406		56,168,928		339,533,767		110,620,068	23,994,537	942,089		–	22,047,958
$14.92		$12.38		$1.00		$11.24	$10.09	$9.58		$–	$19.82
$15.62		$12.96		$1.00		$11.77	$10.57	$10.03		$–	$20.75
$705,695,683		$226,051,483		$242,212,988		$245,612,920	$349,548,804	$6,126,468		$6,349,364	$286,544,036
46,924,540		18,195,425		242,212,381		21,848,463	34,658,106	644,123		558,331	11,602,467
$15.04		$12.42		$1.00		$11.24	$10.09	$9.51		$11.37	$24.70
22,538,357		2,930,264		–		–	3,506,721	–		–	44,206,125

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the six months ended April 30, 2019 (unaudited)	Aggressive Allocation Fund	Balanced Income Plus Fund	Global Stock Fund	Government Bond Fund
Investment Income
Dividends	$3,535,398	$2,521,428	$20,866,732	$–
Taxable interest	493,725	3,473,483	262,450	633,383
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	84,970	112,115	–	45,848
Affiliated income from securities loaned, net	26,151	12,847	95,695	–
Income from affiliated investments	2,841,613	675,361	1,218,113	126,861
Non cash income	14,032	60,331	–	–
Non cash income from affiliated investments	7,417,698	369,145	–	–
Foreign tax withholding	(21,545)	(80,484)	(981,766)	–
Total Investment Income	14,392,042	7,144,226	21,461,224	806,092

Expenses
Adviser fees	4,600,223	1,004,826	4,884,264	115,751
Sub-Adviser fees	–	–	–	–
Administrative service fees	145,451	67,263	187,801	40,113
Amortization of offering costs	–	–	–	–
Audit and legal fees	19,906	18,634	25,332	17,803
Custody fees	35,534	47,357	61,503	1,569
Distribution expenses Class A	1,118,083	302,864	1,818,855	2,954
Insurance expenses	3,925	2,508	4,971	2,015
Printing and postage expenses Class A	95,780	27,624	181,590	1,483
Printing and postage expenses Class S	53,526	9,142	9,006	4,465
SEC and state registration expenses	57,712	26,899	47,910	16,295
Transfer agent fees Class A	478,174	129,505	898,988	4,100
Transfer agent fees Class S	274,580	53,458	48,153	11,632
Trustees’ fees	11,700	4,717	23,065	3,293
Other expenses	21,056	34,639	25,016	11,490
Total Expenses Before Reimbursement	6,915,650	1,729,436	8,216,454	232,963
Less:
Reimbursement from adviser	(1,397,685)	–	–	(13,567)
Total Net Expenses	5,517,965	1,729,436	8,216,454	219,396

Net Investment Income/(Loss)	8,874,077	5,414,790	13,244,770	586,696
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	5,359,489	(3,183,377)	4,311,202	136,760
Class action settlements	–	–	1,443,203	–
Distributions of realized capital gains from affiliated investments	29,161,305	–	–	–
Futures contracts	5,380,061	933,239	(1,421,755)	(46,692)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(247)	(969)	(17,124)	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	38,553,292	16,309,166	102,775,833	2,011,621
Affiliated investments	7,798,761	1,102,228	–	–
Futures contracts	12,782,023	401,800	8,450,902	(179,148)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(281)	(1,577)	(18,375)	–
Net Realized and Unrealized Gains/(Losses)	99,034,403	15,560,510	115,523,886	1,922,541

Net Increase/(Decrease) in Net Assets Resulting From Operations	$107,908,480	$20,975,300	$128,768,656	$2,509,237

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Income Municipal Bond Fund	High Yield Fund	Income Fund	International Allocation Fund	Large Cap Growth Fund	Large Cap Value Fund	Limited Maturity Bond Fund

$–	$115,848	$315,639	$11,676,541	$4,446,958	$12,615,686	$86,260
1,181	21,997,509	15,676,972	2,249,877	3,313	9	13,235,968
151,943	–	–	–	–	–	–
–	–	186,486	–	–	–	122,069
–	188,578	32,673	81,906	17	578	823
–	513,822	811,819	241,516	287,741	503,043	647,229
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	(1,034,260)	–	(328)	–
153,124	22,815,757	17,023,589	13,215,580	4,738,029	13,118,988	14,092,349

19,373	1,384,815	1,378,040	1,993,673	3,520,190	2,333,719	1,312,445
–	–	–	1,342,333	–	–	–
35,681	98,617	106,523	107,321	123,892	126,595	115,374
8,698	–	–	–	–	–	–
17,729	21,759	22,134	34,431	21,361	18,115	22,304
818	5,580	7,419	237,028	4,805	4,851	7,121
–	535,402	369,333	170,030	295,218	272,242	180,376
1,927	3,114	3,316	3,433	3,500	3,607	3,445
–	47,603	34,325	34,357	30,324	24,572	40,403
1,213	29,270	20,937	10,025	26,802	21,007	36,417
6,524	31,880	26,549	26,801	41,758	38,158	47,429
–	206,769	158,533	185,515	190,307	153,880	176,981
4,039	134,258	156,702	38,087	189,576	172,495	241,674
3,516	9,135	10,420	10,941	14,253	14,568	12,483
12,040	22,818	28,126	52,409	12,883	13,348	27,790
111,558	2,531,020	2,322,357	4,246,384	4,474,869	3,197,157	2,224,242

(85,986)	–	–	(104,311)	(39,189)	–	–
25,572	2,531,020	2,322,357	4,142,073	4,435,680	3,197,157	2,224,242

127,552	20,284,737	14,701,232	9,073,507	302,349	9,921,831	11,868,107

(7,664)	(8,865,811)	(162,977)	(19,140,368)	36,882,118	(28,944,376)	(1,824,684)
–	–	168,346	–	–	–	128,720
–	–	–	–	–	–	–
(31,520)	–	(600,138)	(905,296)	–	–	(895,894)
–	–	–	484,392	–	–	–
–	–	–	(57,615)	–	–	–
–	243,461	52,626	–	–	–	–

436,812	26,202,053	36,699,019	77,088,275	81,456,421	74,068,260	13,710,639
–	–	–	–	–	–	–
(12,191)	–	83,431	(66,773)	–	–	(2,057,946)
–	–	–	(386,790)	–	–	–
–	–	–	25,355	–	–	–
385,437	17,579,703	36,240,307	57,041,180	118,338,539	45,123,884	9,060,835

$512,989	$37,864,440	$50,941,539	$66,114,687	$118,640,888	$55,045,715	$20,928,942

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the six months ended April 30, 2019 (unaudited)	Low Volatility Equity Fund	Mid Cap Stock Fund	Moderate Allocation Fund	Moderately Aggressive Allocation Fund
Investment Income
Dividends	$174,842	$17,383,715	$4,164,402	$5,774,915
Taxable interest	1,918	18	10,576,478	6,996,138
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	1,057,077	690,574
Affiliated income from securities loaned, net	991	37,840	31,260	52,267
Income from affiliated investments	2,976	2,364,363	4,197,189	5,046,628
Non cash income	–	–	17,836	17,428
Non cash income from affiliated investments	–	–	13,717,310	18,165,396
Foreign tax withholding	(9,914)	–	(29,572)	(59,954)
Total Investment Income	170,813	19,785,936	33,731,980	36,683,392

Expenses
Adviser fees	36,059	6,265,332	7,326,145	9,194,732
Sub-Adviser fees	–	–	–	–
Administrative service fees	36,058	210,353	241,437	276,253
Amortization of offering costs	–	–	–	–
Audit and legal fees	17,720	23,741	23,331	22,716
Custody fees	5,065	9,058	45,172	40,814
Distribution expenses Class A	–	1,441,534	2,213,664	2,646,100
Insurance expenses	1,934	5,034	5,740	6,382
Printing and postage expenses Class A	–	114,621	136,531	184,114
Printing and postage expenses Class S	2,193	48,122	49,927	78,241
SEC and state registration expenses	9,040	128,124	69,986	95,936
Transfer agent fees Class A	–	621,230	649,439	926,746
Transfer agent fees Class S	8,580	350,388	240,350	377,768
Trustees’ fees	3,516	26,457	21,779	23,839
Other expenses	8,957	18,681	50,730	52,546
Total Expenses Before Reimbursement	129,122	9,262,675	11,074,231	13,926,187
Less:
Reimbursement from adviser	(57,004)	–	(2,354,649)	(3,284,639)
Total Net Expenses	72,118	9,262,675	8,719,582	10,641,548

Net Investment Income/(Loss)	98,695	10,523,261	25,012,398	26,041,844
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	44,106	91,016,682	7,099,928	11,719,049
Distributions of realized capital gains from affiliated investments	–	–	45,329,371	66,790,553
Written option contracts	–	–	38,671	28,125
Futures contracts	27,838	–	15,252,549	16,849,466
Foreign currency transactions	(338)	–	(517)	(719)
Swap agreements	–	–	103,008	61,721
Change in net unrealized appreciation/(depreciation) on:
Investments	890,257	58,848,174	57,950,363	69,299,853
Affiliated investments	–	–	16,134,783	16,906,066
Written option contracts	–	–	36,781	26,750
Futures contracts	9,333	–	1,681,860	12,308,231
Foreign currency transactions	(174)	–	(354)	(2,009)
Net Realized and Unrealized Gains/(Losses)	971,022	149,864,856	143,626,443	193,987,086

Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,069,717	$160,388,117	$168,638,841	$220,028,930

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Moderately Conservative Allocation Fund	Money Market Fund	Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Growth Fund	Small Cap Stock Fund

$1,049,623	$ –	$ –	$370,262	$86,409	$13,898	$3,603,220
5,503,177	6,646,111	49,761	10,164,197	–	–	6
–	–	15,821,602	–	–	–	–
537,941	–	–	321,659	–	–	–
8,583	–	–	7,703	109	–	33,249
1,592,376	–	–	1,610,766	3,100	2,127	155,309
4.011	–	–	133,302	2,790	–	–
5,412,273	–	–	1,242,421	–	–	–
(799)	–	–	–	(11,740)	(76)	(24,168)
14,107,185	6,646,111	15,871,363	13,850,310	80,668	15,949	3,767,616

2,570,307	956,800	2,920,120	1,241,887	24,907	20,934	2,234,852
–	–	–	–	48,492	–	–
112,034	83,196	163,654	84,362	36,217	35,461	94,334
–	–	–	–	–	8,465	–
18,578	18,689	53,660	21,060	22,670	20,348	21,817
21,674	4,113	6,932	18,391	17,126	3,180	5,953
835,466	–	1,534,080	298,124	10,422	–	510,309
3,371	2,632	4,470	2,823	1,944	1,926	2,958
54,021	93,427	60,571	26,046	2,152	–	48,364
17,097	21,478	12,434	27,588	1,912	1,855	15,197
34,461	96,524	34,987	32,338	14,431	6,543	40,739
238,145	286,445	244,569	134,828	13,004	–	300,520
76,370	61,864	91,805	154,189	10,805	8,182	153,170
8,277	7,860	19,803	7,682	3,383	3,516	8,189
37,006	8,567	74,183	28,264	8,751	7,159	10,918
4,026,807	1,641,595	5,221,268	2,077,582	216,216	117,569	3,447,320

(679,138)	(328,892)	–	–	(111,363)	(85,414)	–
3,347,669	1,312,703	5,221,268	2,077,582	104,853	32,155	3,447,320

10,759,516	5,333,408	10,650,095	11,772,728	(24,185)	(16,206)	320,296

2,993,752	2,379	2,289,865	(2,370,173)	(320,259)	57,501	17,213,421
9,743,442	–	–	–	–	–	–
15,820	–	–	–	–	–	–
4,877,824	–	(488,474)	1,225,621	–	–	–
–	–	–	–	(1,492)	–	–
56,727	–	–	–	–	–	–

20,082,247	–	59,503,375	5,355,283	2,829,587	485,551	29,143,088
7,026,022	–	–	3,663,440	–	–	–
15,047	–	–	–	–	–	–
592,376	–	(538,339)	(247,462)	–	–	–
–	–	–	–	(1,101)	–	–
45,403,257	2,379	60,766,427	7,626,709	2,506,735	543,052	46,356,509

$56,162,773	$5,335,787	$71,416,522	$19,399,437	$2,482,550	$526,846	$46,676,805

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Balanced Income Plus Fund
For the periods ended	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018
Operations
Net investment income/(loss)	$8,874,077	$5,501,017	$5,414,790	$9,012,178
Net realized gains/(losses)	39,900,608	95,589,396	(2,251,107)	23,038,332
Change in net unrealized appreciation/(depreciation)	59,133,795	(70,020,349)	17,811,617	(28,727,466)
Net Change in Net Assets Resulting From Operations	107,908,480	31,070,064	20,975,300	3,323,044
Distributions to Shareholders
From income/realized gains Class A	(71,798,542)	(52,296,766)	(18,749,527)	(8,849,405)
From income/realized gains Class S	(28,336,258)	(15,257,299)	(9,554,910)	(4,045,458)
Total from income/realized gains	(100,134,800)	(67,554,065)	(28,304,437)	(12,894,863)
Total Distributions to Shareholders	(100,134,800)	(67,554,065)	(28,304,437)	(12,894,863)
Capital Stock Transactions

Class A
Sold	32,329,134	67,789,115	7,565,259	20,641,005
Distributions reinvested	71,666,352	52,192,965	18,368,122	8,639,622
Redeemed	(39,443,715)	(76,590,317)	(14,269,086)	(27,500,931)
Total Class A Capital Stock Transactions	64,551,771	43,391,763	11,664,295	1,779,696

Class S
Sold	72,293,733	128,883,050	17,389,043	42,381,031
Distributions reinvested	28,313,330	15,252,657	9,393,404	3,970,080
Redeemed	(32,656,523)	(35,746,111)	(10,478,584)	(17,268,090)
Total Class S Capital Stock Transactions	67,950,540	108,389,596	16,303,863	29,083,021
Capital Stock Transactions	132,502,311	151,781,359	27,968,158	30,862,717

Net Increase/(Decrease) in Net Assets	140,275,991	115,297,358	20,639,021	21,290,898
Net Assets, Beginning of Period	1,233,040,299	1,117,742,941	366,535,278	345,244,380
Net Assets, End of Period	$1,373,316,290	$1,233,040,299	$387,174,299	$366,535,278

Capital Stock Share Transactions

Class A shares
Sold	2,208,598	4,234,798	612,000	1,548,878
Distributions reinvested	5,161,490	3,393,431	1,545,922	649,902
Redeemed	(2,685,980)	(4,775,202)	(1,160,276)	(2,059,375)
Total Class A shares	4,684,108	2,853,027	997,646	139,405

Class S shares
Sold	4,876,255	7,965,429	1,411,764	3,178,979
Distributions reinvested	2,018,725	980,114	791,937	299,160
Redeemed	(2,185,119)	(2,210,657)	(853,248)	(1,296,752)
Total Class S shares	4,709,861	6,734,886	1,350,453	2,181,387

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Global Stock Fund		Government Bond Fund		High Income Municipal Bond Fund		High Yield Fund
4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018(a)	4/30/2019 (unaudited)	10/31/2018

$13,244,770	$22,838,706	$586,696	$1,194,381	$127,552	$121,190	$20,284,737	$40,196,760
4,315,526	150,007,064	90,068	(911,541)	(39,184)	917	(8,622,350)	2,230,767
111,208,360	(163,390,088)	1,832,473	(1,546,607)	424,621	(102,896)	26,202,053	(43,508,872)
128,768,656	9,455,682	2,509,237	(1,263,767)	512,989	19,211	37,864,440	(1,081,345)

(124,657,161)	(148,627,514)	(45,752)	(152,134)	–	–	(11,867,880)	(24,596,676)
(24,092,082)	(25,616,989)	(540,943)	(1,480,475)	(127,552)	(120,982)	(8,472,251)	(15,210,738)
(148,749,243)	(174,244,503)	(586,695)	(1,632,609)	(127,552)	(120,982)	(20,340,131)	(39,807,414)
(148,749,243)	(174,244,503)	(586,695)	(1,632,609)	(127,552)	(120,982)	(20,340,131)	(39,807,414)

16,304,667	38,904,773	–	–	–	–	10,839,560	22,135,897
123,028,566	146,608,939	43,851	147,564	–	–	8,807,503	18,171,820
(71,918,284)	(147,672,238)	(505,118)	(1,431,230)	–	–	(24,717,739)	(55,027,620)
67,414,949	37,841,474	(461,267)	(1,283,666)	–	–	(5,070,676)	(14,719,903)

8,012,502	21,795,799	11,154,135	47,363,965	3,542,564	12,115,876	42,079,046	71,940,838
23,992,936	25,533,377	538,826	1,475,306	88,555	104,578	7,614,343	13,596,829
(7,414,976)	(9,352,714)	(11,204,052)	(45,876,685)	(789,713)	(5,494,516)	(26,925,299)	(46,763,164)
24,590,462	37,976,462	488,909	2,962,586	2,841,406	6,725,938	22,768,090	38,774,503
92,005,411	75,817,936	27,642	1,678,920	2,841,406	6,725,938	17,697,414	24,054,600

72,024,824	(88,970,885)	1,950,184	(1,217,456)	3,226,843	6,624,167	35,221,723	(16,834,159)
1,769,115,717	1,858,086,602	57,229,354	58,446,810	6,624,167	–	720,744,692	737,578,851
$1,841,140,541	$1,769,115,717	$59,179,538	$57,229,354	$9,851,010	$6,624,167	$755,966,415	$720,744,692

653,631	1,386,450	–	–	–	–	2,336,344	4,638,510
5,210,853	5,384,309	4,527	15,186	–	–	1,906,200	3,819,628
(2,878,190)	(5,244,190)	(52,429)	(147,761)	–	–	(5,351,578)	(11,545,661)
2,986,294	1,526,569	(47,902)	(132,575)	–	–	(1,109,034)	(3,087,523)

317,599	767,735	1,160,793	4,880,202	349,793	1,204,176	9,111,400	15,092,374
1,006,954	927,611	55,592	151,905	8,745	10,373	1,646,008	2,856,031
(291,133)	(330,079)	(1,165,592)	(4,746,018)	(77,885)	(542,612)	(5,827,751)	(9,829,122)
1,033,420	1,365,267	50,793	286,089	280,653	671,937	4,929,657	8,119,283

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Income Fund		International Allocation Fund
For the periods ended	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018
Operations
Net investment income/(loss)	$14,701,232	$28,932,926	$9,073,507	$18,938,656
Net realized gains/(losses)	(542,143)	(3,281,878)	(19,618,887)	26,002,782
Change in net unrealized appreciation/(depreciation)	36,782,450	(46,715,042)	76,660,067	(138,456,562)
Net Change in Net Assets Resulting From Operations	50,941,539	(21,063,994)	66,114,687	(93,515,124)
Distributions to Shareholders
From income/realized gains Class A	(5,091,640)	(11,611,202)	(6,959,878)	(5,479,150)
From income/realized gains Class S	(9,664,532)	(20,174,750)	(37,395,430)	(27,991,413)
Total from income/realized gains	(14,756,172)	(31,785,952)	(44,355,308)	(33,470,563)
Total Distributions to Shareholders	(14,756,172)	(31,785,952)	(44,355,308)	(33,470,563)

Capital Stock Transactions

Class A
Sold	5,784,801	11,998,972	1,775,415	9,527,706
Distributions reinvested	4,476,401	10,247,253	6,846,717	5,400,053
Redeemed	(18,860,254)	(46,000,068)	(9,035,638)	(15,937,749)
Total Class A Capital Stock Transactions	(8,599,052)	(23,753,843)	(413,506)	(1,009,990)

Class S
Sold	32,277,533	88,204,619	6,214,401	20,386,542
Distributions reinvested	9,299,585	19,423,828	37,384,977	27,982,435
Redeemed	(37,075,943)	(71,413,206)	(7,009,600)	(12,432,988)
Total Class S Capital Stock Transactions	4,501,175	36,215,241	36,589,778	35,935,989
Capital Stock Transactions	(4,097,877)	12,461,398	36,176,272	34,925,999

Net Increase/(Decrease) in Net Assets	32,087,490	(40,388,548)	57,935,651	(92,059,688)
Net Assets, Beginning of Period	806,838,322	847,226,870	816,786,893	908,846,581
Net Assets, End of Period	$838,925,812	$806,838,322	$874,722,544	$816,786,893

Capital Stock Share Transactions

Class A shares
Sold	651,517	1,332,876	184,241	855,386
Distributions reinvested	504,089	1,140,691	750,821	484,576
Redeemed	(2,134,460)	(5,133,757)	(941,221)	(1,461,407)
Total Class A shares	(978,854)	(2,660,190)	(6,159)	(121,445)

Class S shares
Sold	3,638,551	9,763,820	639,131	1,799,586
Distributions reinvested	1,047,960	2,166,091	4,087,053	2,499,006
Redeemed	(4,172,424)	(7,989,951)	(720,209)	(1,135,188)
Total Class S shares	514,087	3,939,960	4,005,975	3,163,404

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Growth Fund		Large Cap Value Fund		Limited Maturity Bond Fund		Low Volatility Equity Fund
4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018

$302,349	$(1,041,591)	$9,921,831	$16,569,192	$11,868,107	$21,180,302	$98,695	$115,211
36,882,118	94,616,289	(28,944,376)	54,798,673	(2,591,858)	(883,273)	71,606	155,774
81,456,421	23,856,530	74,068,260	(15,202,464)	11,652,693	(12,341,846)	899,416	(200,808)
118,640,888	117,431,228	55,045,715	56,165,401	20,928,942	7,955,183	1,069,717	70,177

(23,889,984)	(5,523,376)	(14,343,120)	(11,805,946)	(3,594,745)	(6,987,172)	–	–
(69,985,838)	(15,772,711)	(56,025,383)	(42,215,595)	(8,319,863)	(14,385,604)	(320,283)	(150,621)
(93,875,822)	(21,296,087)	(70,368,503)	(54,021,541)	(11,914,608)	(21,372,776)	(320,283)	(150,621)
(93,875,822)	(21,296,087)	(70,368,503)	(54,021,541)	(11,914,608)	(21,372,776)	(320,283)	(150,621)

11,527,873	25,938,692	5,533,266	10,691,613	32,362,423	82,762,424	–	–
23,559,319	5,451,030	14,037,090	11,542,402	3,502,085	6,810,261	–	–
(13,737,697)	(25,958,777)	(11,886,990)	(23,897,900)	(50,279,176)	(122,808,652)	–	–
21,349,495	5,430,945	7,683,366	(1,663,885)	(14,414,668)	(33,235,967)	–	–

42,912,910	82,438,282	40,166,065	72,514,640	139,853,390	276,984,212	3,465,769	6,811,353
69,315,354	15,586,954	55,476,560	41,726,604	8,156,935	13,903,121	317,696	150,391
(31,554,241)	(60,267,204)	(26,356,355)	(36,408,488)	(126,857,017)	(204,552,633)	(1,173,988)	(1,953,935)
80,674,023	37,758,032	69,286,270	77,832,756	21,153,308	86,334,700	2,609,477	5,007,809
102,023,518	43,188,977	76,969,636	76,168,871	6,738,640	53,098,733	2,609,477	5,007,809

126,788,584	139,324,118	61,646,848	78,312,731	15,752,974	39,681,140	3,358,911	4,927,365
1,003,605,549	864,281,431	1,063,566,824	985,254,093	925,707,061	886,025,921	10,717,784	5,790,419
$1,130,394,133	$1,003,605,549	$1,125,213,672	$1,063,566,824	$941,460,035	$925,707,061	$14,076,695	$10,717,784

1,098,298	2,293,419	258,874	461,052	2,624,217	6,681,525	–	–
2,396,675	532,848	693,140	510,300	283,680	550,463	–	–
(1,317,106)	(2,331,739)	(554,994)	(1,030,275)	(4,077,769)	(9,917,512)	–	–
2,177,867	494,528	397,020	(58,923)	(1,169,872)	(2,685,524)	–	–

3,660,548	6,600,115	1,877,588	3,101,811	11,333,560	22,359,342	320,025	617,498
6,312,873	1,384,277	2,726,353	1,829,525	660,882	1,124,278	30,216	13,677
(2,666,130)	(4,857,467)	(1,216,050)	(1,555,601)	(10,299,687)	(16,525,085)	(109,307)	(176,314)
7,307,291	3,126,925	3,387,891	3,375,735	1,694,755	6,958,535	240,934	454,861

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Mid Cap Stock Fund		Moderate Allocation Fund
For the periods ended	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018
Operations
Net investment income/(loss)	$10,523,261	$6,134,376	$25,012,398	$35,026,298
Net realized gains/(losses)	91,016,682	196,223,812	67,823,010	49,138,728
Change in net unrealized appreciation/(depreciation)	58,848,174	(136,225,333)	75,803,433	(73,375,561)
Net Change in Net Assets Resulting From Operations	160,388,117	66,132,855	168,638,841	10,789,465
Distributions to Shareholders
From income/realized gains Class A	(121,986,217)	(100,901,096)	(62,216,736)	(79,254,963)
From income/realized gains Class S	(73,808,716)	(40,796,467)	(20,128,139)	(19,041,501)
Total from income/realized gains	(195,794,933)	(141,697,563)	(82,344,875)	(98,296,464)
Total Distributions to Shareholders	(195,794,933)	(141,697,563)	(82,344,875)	(98,296,464)
Capital Stock Transactions

Class A
Sold	26,103,451	55,972,099	56,724,531	126,258,661
Issued in connection with merger	–	–	–	–
Distributions reinvested	120,670,661	99,893,043	61,874,924	78,848,691
Redeemed	(54,431,300)	(121,254,888)	(95,422,102)	(198,309,359)
Total Class A Capital Stock Transactions	92,342,812	34,610,254	23,177,353	6,797,993

Class S
Sold	296,147,404	268,661,312	111,697,731	242,415,972
Issued in connection with merger	–	–	–	–
Distributions reinvested	73,644,551	40,601,775	20,006,484	18,942,946
Redeemed	(86,888,462)	(56,858,767)	(54,113,301)	(76,055,816)
Total Class S Capital Stock Transactions	282,903,493	252,404,320	77,590,914	185,303,102
Capital Stock Transactions	375,246,305	287,014,574	100,768,267	192,101,095

Net Increase/(Decrease) in Net Assets	339,839,489	211,449,866	187,062,233	104,594,096
Net Assets, Beginning of Period	1,915,746,488	1,704,296,622	2,313,502,847	2,208,908,751
Net Assets, End of Period	$2,255,585,977	$1,915,746,488	$2,500,565,080	$2,313,502,847

Capital Stock Share Transactions

Class A shares
Sold	1,160,575	2,160,173	4,267,178	9,156,424
Issued in connection with merger	–	–	–	–
Distributions reinvested	5,666,393	4,029,571	4,821,768	5,761,473
Redeemed	(2,374,746)	(4,676,740)	(7,188,745)	(14,366,827)
Total Class A shares	4,452,222	1,513,004	1,900,201	551,070

Class S shares
Sold	11,400,461	9,230,223	8,401,244	17,539,101
Issued in connection with merger	–	–	–	–
Distributions reinvested	3,027,695	1,454,739	1,553,314	1,379,704
Redeemed	(3,353,273)	(1,953,962)	(4,071,840)	(5,500,513)
Total Class S shares	11,074,883	8,731,000	5,882,718	13,418,292

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderately Aggressive Allocation Fund		Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund
4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018

$26,041,844	$27,203,179	$10,759,516	$17,493,360	$5,333,408	$5,018,820	$10,650,095	$53,462,450
95,448,195	114,439,948	17,687,565	12,986,367	2,379	(1,389)	1,801,391	2,086,105
98,538,891	(110,523,506)	27,715,692	(34,171,525)	–	–	58,965,036	(72,024,519)
220,028,930	31,119,621	56,162,773	(3,691,798)	5,335,787	5,017,431	71,416,522	(16,475,964)

(114,952,338)	(107,601,075)	(19,661,700)	(25,886,454)	(3,148,037)	(3,537,659)	(20,747,301)	(44,782,468)
(33,532,494)	(22,138,952)	(6,136,792)	(6,332,358)	(2,185,371)	(1,481,161)	(4,106,402)	(8,358,636)
(148,484,832)	(129,740,027)	(25,798,492)	(32,218,812)	(5,333,408)	(5,018,820)	(24,853,703)	(53,141,104)
(148,484,832)	(129,740,027)	(25,798,492)	(32,218,812)	(5,333,408)	(5,018,820)	(24,853,703)	(53,141,104)

64,934,143	133,964,457	25,124,611	51,154,138	154,212,064	257,426,802	19,566,482	46,895,802
–	74,061,895	–	–	–	–	–	–
114,546,974	107,357,417	19,479,762	25,614,993	3,095,793	3,479,170	17,748,221	38,288,903
(98,056,428)	(200,417,063)	(44,598,097)	(95,307,190)	(140,726,107)	(263,030,923)	(71,893,040)	(169,486,624)
81,424,689	114,966,706	6,276	(18,538,059)	16,581,750	(2,124,951)	(34,578,337)	(84,301,919)

125,506,424	242,632,763	43,886,267	92,446,453	291,289,380	392,696,839	39,409,721	87,560,779
–	16,793,771	–	–	–	–	–	–
33,497,097	22,129,583	6,090,738	6,302,897	2,131,749	1,425,035	3,868,037	7,680,464
(52,249,301)	(70,510,035)	(27,167,031)	(37,353,996)	(223,149,644)	(300,301,334)	(37,121,929)	(66,500,295)
106,754,220	211,046,082	22,809,974	61,395,354	70,271,485	93,820,540	6,155,829	28,740,948
188,178,909	326,012,788	22,816,250	42,857,295	86,853,235	91,695,589	(28,422,508)	(55,560,971)

259,723,007	227,392,382	53,180,531	6,946,685	86,855,614	91,694,200	18,140,311	(125,178,039)
2,704,166,985	2,476,774,603	868,519,202	861,572,517	494,884,915	403,190,715	1,471,035,894	1,596,213,933
$2,963,889,992	$2,704,166,985	$921,699,733	$868,519,202	$581,740,529	$494,884,915	$1,489,176,205	$1,471,035,894

4,573,358	7,016,183	2,096,032	4,143,052	154,212,065	257,426,801	1,768,787	4,195,592
–	6,842,773	–	–	–	–	–	–
8,450,287	7,258,783	1,665,953	2,076,098	3,095,793	3,479,170	1,599,893	3,436,432
(6,894,605)	(13,273,634)	(3,725,485)	(7,729,477)	(140,726,107)	(263,030,919)	(6,507,546)	(15,205,735)
6,129,040	7,844,105	36,500	(1,510,327)	16,581,751	(2,124,948)	(3,138,866)	(7,573,711)

8,751,398	15,522,328	3,647,685	7,471,591	291,289,379	392,696,838	3,548,109	7,824,501
–	1,548,689	–	–	–	–	–	–
2,453,286	1,482,248	518,853	509,835	2,131,749	1,425,035	348,629	689,687
(3,647,490)	(4,631,775)	(2,266,495)	(3,018,866)	(223,149,643)	(300,301,333)	(3,367,461)	(5,967,065)
7,557,194	13,921,490	1,900,043	4,962,560	70,271,485	93,820,540	529,277	2,547,123

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Opportunity Income Plus Fund		Partner Emerging Markets Equity Fund
For the periods ended	4/30/2019 (unaudited)	10/31/2018	4/30/2019 (unaudited)	10/31/2018
Operations
Net investment income/(loss)	$11,772,728	$20,753,337	$(24,185)	$92,866
Net realized gains/(losses)	(1,144,552)	(4,195,303)	(321,751)	(536,129)
Change in net unrealized appreciation/(depreciation)	8,771,261	(14,190,741)	2,828,486	(2,193,986)
Net Change in Net Assets Resulting From Operations	19,399,437	2,367,293	2,482,550	(2,637,249)
Distributions to Shareholders
From income/realized gains Class A	(4,935,650)	(9,617,228)	(33,210)	(89,722)
From income/realized gains Class S	(7,078,642)	(11,613,221)	(33,201)	(55,491)
Total from income/realized gains	(12,014,292)	(21,230,449)	(66,411)	(145,213)
Total Distributions to Shareholders	(12,014,292)	(21,230,449)	(66,411)	(145,213)
Capital Stock Transactions

Class A
Sold	8,747,760	23,167,113	537,265	2,563,626
Distributions reinvested	4,504,967	8,790,242	33,049	89,154
Redeemed	(18,928,026)	(43,228,005)	(781,338)	(2,454,117)
Total Class A Capital Stock Transactions	(5,675,299)	(11,270,650)	(211,024)	198,663

Class S
Sold	71,255,088	116,374,426	708,891	4,382,623
Distributions reinvested	6,635,368	10,922,207	33,167	55,493
Redeemed	(45,270,703)	(64,934,970)	(513,618)	(2,217,261)
Total Class S Capital Stock Transactions	32,619,753	62,361,663	228,440	2,220,855
Capital Stock Transactions	26,944,454	51,091,013	17,416	2,419,518

Net Increase/(Decrease) in Net Assets	34,329,599	32,227,857	2,433,555	(362,944)
Net Assets, Beginning of Period	557,223,499	524,995,642	12,719,329	13,082,273
Net Assets, End of Period	$591,553,098	$557,223,499	$15,152,884	$12,719,329

Capital Stock Share Transactions

Class A shares
Sold	878,305	2,281,228	60,527	264,993
Distributions reinvested	452,490	868,971	3,977	9,103
Redeemed	(1,904,837)	(4,269,546)	(88,236)	(270,366)
Total Class A shares	(574,042)	(1,119,347)	(23,732)	3,730

Class S shares
Sold	7,136,211	11,490,016	80,801	462,363
Distributions reinvested	666,229	1,080,479	4,025	5,721
Redeemed	(4,541,545)	(6,418,295)	(58,544)	(248,252)
Total Class S shares	3,260,895	6,152,200	26,282	219,832

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Small Cap Growth Fund		Small Cap Stock Fund
4/30/2019 (unaudited)	10/31/2018(a)	4/30/2019 (unaudited)	10/31/2018

$(16,206)	$(28,426)	$320,296	$473,668
57,501	97,687	17,213,421	93,974,533
485,551	224,571	29,143,088	(69,178,400)
526,846	293,832	46,676,805	25,269,801

–	–	(58,691,612)	(32,369,402)
(100,871)	–	(31,955,557)	(11,696,047)
(100,871)	–	(90,647,169)	(44,065,449)
(100,871)	–	(90,647,169)	(44,065,449)

–	–	7,962,238	19,310,756
–	–	58,240,694	32,141,102
–	–	(20,098,789)	(40,598,142)
–	–	46,104,143	10,853,716

2,887,444	8,849,413	47,575,134	100,305,514
100,821	–	31,931,711	11,693,746
(2,268,808)	(3,939,313)	(22,946,529)	(34,286,689)
719,457	4,910,100	56,560,316	77,712,571
719,457	4,910,100	102,664,459	88,566,287

1,145,432	5,203,932	58,694,095	69,770,639
5,203,932	–	664,827,456	595,056,817
$6,349,364	$5,203,932	$723,521,551	$664,827,456

–	–	419,874	857,576
–	–	3,349,089	1,520,393
–	–	(1,053,456)	(1,805,691)
–	–	2,715,507	572,278

278,523	845,482	1,887,473	3,701,582
10,491	–	1,474,904	459,118
(223,012)	(353,153)	(982,605)	(1,302,714)
66,002	492,329	2,379,772	2,857,986

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, nine equity Funds, seven fixed-income Funds and one money market Fund. This report includes 22 of the Funds while Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report. Effective April 30, 2019, Thrivent Large Cap Stock Fund changed its name to Thrivent Global Stock Fund and Thrivent Partner Worldwide Allocation Fund changed its name to Thrivent International Allocation Fund.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services - Investment Companies.

Mergers – At a meeting held on June 21, 2018, shareholders of Thrivent Growth and Income Plus Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Moderately Aggressive Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 28, 2018. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund were followed by the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of June 28, 2018
Moderately Aggressive Allocation	Acquiring Fund	$2,637,303,574
Growth and Income Plus	Target Fund	$90,855,666
Moderately Aggressive Allocation	After Acquisition	$2,728,159,240

As of June 28, 2018, the net assets of the Target Fund were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Growth and Income Plus	$7,642,332	$(252,078)	$106,645	$83,358,767

In the event of a capital loss carryover, the Target Fund’s capital loss carryover is carried over to the Acquiring Fund. The amount, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the merger had been completed on November 1, 2017, the Acquiring Fund’s pro-forma results of operations for the year ended October 31, 2018 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/ (Losses) on Investments	Net Increase in Net Assets from Operations
Moderately Aggressive Allocation	$(112,408,098)	$27,542,641	$116,530,520	$31,665,063

The financial statements reflect the operations of the Acquiring Fund for the period prior to the merger and the combined Funds for the period subsequent to the merger. Because the combined investment funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Growth and Income Plus Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger was completed.

Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

classes. Thrivent High Income Municipal Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Multidimensional Income Fund, and Thrivent Small Cap Growth Fund offer only Class S Shares; each of the other 20 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued using the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Funds’ investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Funds value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, the position would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 30, 2019, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2015 through 2018. Additionally, as of April 30, 2019, the tax year ended October 31, 2014 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 30, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Balanced Income Plus	Quarterly	Quarterly
Global Stock	Annually	Annually
Government Bond	Daily	Monthly
High Income Municipal Bond	Daily	Monthly
High Yield	Daily	Monthly
Income	Daily	Monthly
International Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Limited Maturity Bond	Daily	Monthly
Low Volatility Equity	Annually	Annually
Mid Cap Stock	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Aggressive Allocation	Annually	Annually
Moderately Conservative Allocation	Quarterly	Quarterly
Money Market*	Daily	Monthly
Municipal Bond	Daily	Monthly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Small Cap Growth	Annually	Annually
Small Cap Stock	Annually	Annually

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

Derivative Financial Instruments – Each Fund, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the six months ended April 30, 2019, Moderate Allocation Fund, Moderately Aggressive Allocation Fund and Moderately Conservative Allocation Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income and/or to manage the duration of the Fund.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the six months ended April 30, 2019, Aggressive Allocation Fund, Balanced Income Plus Fund, Government Bond Fund, High Income Municipal Bond Fund, Income Fund, International Allocation Fund, Limited Maturity Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Municipal Bond Fund and Opportunity Income Plus Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the six months ended April 30, 2019, Aggressive Allocation Fund, Balanced Income Plus Fund, Global Stock Fund, International Allocation Fund, Low Volatility Equity Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund and Opportunity Income Plus Fund used equity futures to manage exposure to the equities markets.

During the six months ended April 30, 2019, Aggressive Allocation Fund, Balanced Income Plus Fund, Global Stock Fund, International Allocation Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund and Moderately Conservative Allocation Fund used foreign exchange futures to hedge the currency risk.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, with the exception of the Money Market

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the six months ended April 30, 2019, International Allocation Fund used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions, the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (“CDX Indices”). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the six months ended April 30, 2019, High Yield Fund, Income Fund, Moderate Allocation Fund, Moderately

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

Aggressive Allocation Fund and Moderately Conservative Allocation Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the Fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Aggressive Allocation
Securities Lending	15,525,737	–	15,525,737	15,172,404	–	–	353,333	(^)
Balanced Income Plus
Securities Lending	4,821,700	–	4,821,700	4,673,984	–	–	147,716	(^)
Global Stock
Securities Lending	20,677,154	–	20,677,154	16,972,275	–	–	3,704,879	(^)
High Yield
Securities Lending	48,329,280	–	48,329,280	46,395,653	–	–	1,933,627	(^)
Income
Securities Lending	2,040,593	–	2,040,593	1,963,196	–	–	77,397	(^)
International Allocation
Securities Lending	1,039,575	–	1,039,575	994,469	–	–	45,106	(^)
Mid Cap Stock
Securities Lending	39,743,925	–	39,743,925	38,703,381	–	–	1,040,544	(^)
Moderate Allocation
Options Written	38,414	–	38,414	38,414	–	–	–
Securities Lending	13,939,085	–	13,939,085	13,558,863	–	–	380,222	(^)
Moderately Aggressive Allocation
Options Written	27,938	–	27,938	27,938	–	–	–
Securities Lending	23,279,720	–	23,279,720	22,538,357	–	–	741,363	(^)
Moderately Conservative Allocation
Options Written	15,715	–	15,715	15,715	–	–	–
Securities Lending	3,317,466	–	3,317,466	2,930,264	–	–	387,202	(^)
Opportunity Income Plus
Securities Lending	3,641,421	–	3,641,421	3,506,721	–	–	134,700	(^)
Small Cap Stock
Securities Lending	45,047,175	–	45,047,175	44,206,125	–	–	841,050	(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”). The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of April 30, 2019, the value of securities on loan is as follows:

Fund	Securities on Loan
Aggressive Allocation	$15,172,404
Balanced Income Plus	4,673,984
Global Stock	16,972,275
High Yield	46,395,653
Income	1,963,196
International Allocation	994,469
Mid Cap Stock	38,703,381
Moderate Allocation	13,558,863
Moderately Aggressive Allocation	22,538,357
Moderately Conservative Allocation	2,930,264
Opportunity Income Plus	3,506,721
Small Cap Stock	44,206,125

When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (“TIPS”). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 30, 2019, none of the Funds engaged in these types of investments.

Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 30, 2019, none of the Funds engaged in these types of transactions.

Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the six months ended April 30, 2019, none of the Funds engaged in these types of investments.

Loss Contingencies – In the event of adversary action proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Bank Loans (Leveraged Loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for High Income Municipal Bond Fund and Small Cap Growth Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Line of Credit – Each Fund (with the exception of Money Market Fund) along with other portfolios managed by the investment adviser or an affiliate, participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees during the period ended April 30, 2019 in proportion to their respective net assets. The Funds had no borrowings during the period ended April 30, 2019.

Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting stands to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption of these amendments is allowed. Management has adopted the amendments as of the beginning of the fiscal period. The adoption of ASU No. 2017-08 had no impact to the financial statement amounts and footnote disclosures for all Funds, with the exception of Thrivent Municipal Bond Fund. A cumulative-effect adjustment as of November 1, 2018 in the amount of $11.7 million, which is approximately 79 basis points of April 30, 2019 net assets, has been processed in the financial statements and summary schedule of investments of Thrivent Municipal Bond Fund.

Fair Value Measurement (Topic 820)

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M – Millions)	$0 to $250M	Over $250 to $1,000M	Over $1,000 to $1,500M	Over $1,500M
International Allocation (until 4/29/2019)	0.850%	0.800%	0.775%	0.750%
International Allocation (effective 4/30/2019)	0.700%	0.650%	0.625%	0.600%

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Global Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
High Income Municipal Bond	0.500%	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Large Cap Growth	0.700%	0.700%	0.700%	0.700%	0.700%	0.675%	0.675%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.000%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
Small Cap Growth	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%

Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

International Allocation Fund (formerly known as Partner Worldwide Allocation Fund)

The adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. International Allocation Portfolio (formerly known as Partner Worldwide Allocation Portfolio), a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, is included in determining breakpoints for the assets managed by GSAM.

Effective April 30, 2019, the Adviser terminated the subadvisory agreements with Principal Global Investors, LLC (“Principal”). Until April 30, 2019, the fee payable for Principal was equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. International Allocation Portfolio was included in determining breakpoints for the assets managed by Principal.

Effective April 30, 2019, the Adviser terminated the subadvisory agreements with Aberdeen Asset Managers Limited (“Aberdeen”) for management of the International Allocation Fund and International Allocation Portfolio. Until April 30, 2019, the fee payable for Aberdeen was equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. International Allocation Portfolio, Partner Emerging Markets Equity Fund, and Partner Emerging Markets Equity Portfolio, also a series of Thrivent Series Fund, Inc., were included in determining breakpoints for the assets managed by Aberdeen.

Effective April 30, 2019, the Adviser terminated the subadvisory agreement with GSAM for management of the emerging markets debt portion of International Allocation Fund. Until April 30, 2019, the fee payable for GSAM for managing the emerging markets debt portion was equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. International Allocation Portfolio was included in determining the breakpoints for the assets managed by GSAM.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Until April 30, 2019, International Allocation Portfolio, Partner Emerging Markets Equity Portfolio, and International Allocation Fund were included in determining breakpoints for the assets managed by Aberdeen. Effective April 30, 2019, the Adviser terminated the subadvisory agreements with Aberdeen for management of the International Allocation Fund an International Allocation Portfolio. Effective April 30, 2019, Partner Emerging Markets Equity Fund and Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

Expense Reimbursements – For the period ended April 30, 2019, contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.15%	0.10%	2/28/2020

*	Class A waiver of 0.05% in effect on January 1, 2019.

For the period ended April 30, 2019, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Government Bond	0.85%	0.75%	2/28/2020
High Income Municipal Bond	N/A	0.66%	2/28/2020
International Allocation*	1.20%	N/A	2/28/2020
Large Cap Growth**	1.14%	N/A	2/28/2020
Low Volatility Equity	N/A	1.20%	2/28/2020
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2020
Small Cap Growth***	N/A	1.21%	2/28/2020

*	Prior expense cap of 1.35% expired on April 30, 2019.
**	Prior expense cap of 1.15% expired on February 27, 2019.
***	Prior expense cap of 1.24% expired on February 27, 2019.

Each of the four Asset Allocation Funds paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2020, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser. For the period ended April 30, 2019, the following expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Aggressive Allocation*	0.22%	0.22%	2/28/2020
Moderate Allocation*	0.20%	0.20%	2/28/2020
Moderately Aggressive Allocation*	0.24%	0.24%	2/28/2020
Moderately Conservative Allocation*	0.16%	0.16%	2/28/2020

*	Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, all Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.

Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee.

Sales Charges and Other Fees – For the six months ended April 30, 2019, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $717,305 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee plus a percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the six months ended April 30, 2019, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,527,992 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the six months ended April 30, 2019, Thrivent Investor Services received $9,319,782 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Trust. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of a particular series of Thrivent Mutual Funds. Each participant’s fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

Those Trustees not participating in the above plan received $269,633 in fees from the Trust for the Funds covered in this shareholder report for the six months ended April 30, 2019. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Acquired Fund Fees and Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made for investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

Interfund Lending – The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the six months ended April 30, 2019, none of the Funds borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of April 30, 2019, the tax-basis balance has not yet been determined.

At October 31, 2018, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration
Global Stock	$7,722,816	Unlimited
Government Bond	770,070	Unlimited
High Yield	27,979,272	Unlimited
Income	4,431,872	Unlimited
Limited Maturity Bond	5,708,223	Unlimited
Money Market	7,935	Unlimited
Municipal Bond	10,181,782	Unlimited
Opportunity Income Plus	12,258,046	Unlimited
Partner Emerging Markets Equity	2,489,477	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities – For the six months ended April 30, 2019, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$166,872	$131,023
Balanced Income Plus	87,588	76,242
Global Stock	384,979	411,852
Government Bond	1,198	4,215
High Income Municipal Bond	7,543	4,795
High Yield	130,233	132,929
Income	114,090	173,231
International Allocation	269,524	340,959
Large Cap Growth	291,541	281,381
Large Cap Value	122,780	114,839
Limited Maturity Bond	180,122	251,729
Low Volatility Equity	5,273	3,293
Mid Cap Stock	499,714	302,325
Moderate Allocation	271,760	231,570
Moderately Aggressive Allocation	354,522	263,253
Moderately Conservative Allocation	79,434	92,177
Municipal Bond	320,337	342,632
Opportunity Income Plus	90,967	78,891
Partner Emerging Markets Equity	1,255	1,590
Small Cap Growth	1,649	1,059
Small Cap Stock	191,453	194,666

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$145,008	$118,932
Balanced Income Plus	127,274	130,381
Government Bond	71,806	70,213
Income	252,820	241,288
International Allocation	8,636	8,648

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

	In thousands
Fund	Purchases	Sales
Limited Maturity Bond	332,933	255,368
Moderate Allocation	1,416,771	1,348,254
Moderately Aggressive Allocation	949,818	898,323
Moderately Conservative Allocation	699,788	667,910
Opportunity Income Plus	384,653	376,812

Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 30, 2019, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
High Yield	2	0.05%

The Funds have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the period ended April 30, 2019, no Funds engaged in purchase or sale transactions that complied with Rule 17a-7 of the 1940 Act that were in excess of 0.50% of net assets.

(7) RELATED PARTY TRANSACTIONS

As of April 30, 2019, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Government Bond	4,014,378	66.4%
High Income Municipal Bond	308,909	32.4%
International Allocation	12,646,756	14.6%
Low Volatility Equity	73,167	6.0%

As of April 30, 2019, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	10,573,435	11.9%
Balanced Income Plus	3,011,315	9.8%
Income	6,633,003	7.2%

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of these funds. In the case of a large redemption, these funds may be forced to sell investments at inopportune times, resulting in additional losses for the funds.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of April 30, 2019, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Government Bond	U.S. Govt. & Agencies	49.8%
Income	Financials	27.0%
Large Cap Growth	Information Technology	34.4%
Large Cap Value	Financials	25.2%
Limited Maturity Bond	U.S. Govt. & Agencies	26.3%
Partner Emerging Markets Equity	Financials	25.6%
Small Cap Growth	Information Technology	31.3%

(10) SIGNIFICANT RISKS

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Business Development Company (“BDC”) Risk – The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

company’s net asset value, which may be substantial. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.

Closed-End Fund (“CEF”) Risk – Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Fund’s management fees and expenses, resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.

Collateralized Debt Obligations (“CDO”) Risk – The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk – Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Derivatives Risk – The use of derivatives (such as futures and credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk – The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Securities Risk – Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk – An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Financial Sector Risk – To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Foreign Currency Risk – The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk – Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Futures Contract Risk – The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Government Securities Risk – The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government.

Growth Investing Risk – Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

High Yield Risk – High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.

Inflation-Linked Security Risk – Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk – Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk – The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Investment in Other Investment Companies Risk – Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.

Issuer Risk – Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Cap Risk – Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraged Loan Risk – Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk – Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk – Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mid Cap Risk – Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Money Market Fund Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Mortgage-Backed and Other Asset-Backed Securities Risk – The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Multi-Manager Risk – The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Municipal Bond Risk – The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. Some municipal bonds may be repaid prior to maturity if interest rates decrease. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.

Other Funds Risk – Because the Fund invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Fund is dependent, in part, upon the performance of Other Funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the Other Funds.

Portfolio Turnover Rate Risk – The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk – There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Quantitative Investing Risk – Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Real Estate Investment Trust (“REIT”) Risk – REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2019

(unaudited)

which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Fund generally does not have the ability to impose liquidity fees or temporarily suspend redemptions, the payment of redemption proceeds could be delayed or denied if the Fund is liquidated, to the extent permitted by applicable regulations.

Small Cap Risk – Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.

Sovereign Debt Risk – Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Tax Risk – Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.

Technology-Oriented Companies Risk – Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Value Investing Risk – Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$15.51	$0.10	$1.08	$1.18	$(0.12)	$(1.12)
Year Ended 10/31/2018	16.01	0.06	0.39	0.45	(0.06)	(0.89)
Year Ended 10/31/2017	13.11	0.05	2.98	3.03	(0.07)	(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)

Class S Shares
Period Ended 4/30/2019 (unaudited)	15.68	0.10	1.09	1.19	(0.15)	(1.12)
Year Ended 10/31/2018	16.17	0.10	0.40	0.50	(0.10)	(0.89)
Year Ended 10/31/2017	13.25	0.08	3.02	3.10	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
BALANCED INCOME PLUS FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	12.93	0.17	0.49	0.66	(0.20)	(0.78)
Year Ended 10/31/2018	13.26	0.32	(0.18)	0.14	(0.31)	(0.16)
Year Ended 10/31/2017	12.22	0.29	1.01	1.30	(0.26)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)

Class S Shares
Period Ended 4/30/2019 (unaudited)	12.90	0.19	0.49	0.68	(0.22)	(0.78)
Year Ended 10/31/2018	13.23	0.36	(0.18)	0.18	(0.35)	(0.16)
Year Ended 10/31/2017	12.20	0.32	1.02	1.34	(0.31)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
GLOBAL STOCK FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	26.59	0.16	1.57	1.73	(0.30)	(1.92)
Year Ended 10/31/2018	29.21	0.31	(0.21)	0.10	(0.27)	(2.45)
Year Ended 10/31/2017	24.77	0.30	5.13	5.43	(0.29)	(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)

Class S Shares
Period Ended 4/30/2019 (unaudited)	26.88	0.21	1.57	1.78	(0.39)	(1.92)
Year Ended 10/31/2018	29.50	0.41	(0.21)	0.20	(0.37)	(2.45)
Year Ended 10/31/2017	25.01	0.40	5.17	5.57	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.24)	$15.45	8.55%	$965.2	0.94%	1.37%	1.16%	1.15%	24%
(0.95)	15.51	2.89%	896.6	0.91%	0.40%	1.15%	0.15%	52%
(0.13)	16.01	23.31%	879.6	0.92%	0.32%	1.19%	0.05%	59%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%

(1.27)	15.60	8.62%	408.2	0.74%	1.54%	0.97%	1.31%	24%
(0.99)	15.68	3.20%	336.4	0.66%	0.61%	0.90%	0.37%	52%
(0.18)	16.17	23.64%	238.1	0.63%	0.56%	0.89%	0.29%	59%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%

(0.98)	12.61	5.67%	252.9	1.04%	2.87%	1.04%	2.87%	59%
(0.47)	12.93	0.99%	246.3	1.03%	2.38%	1.03%	2.38%	149%
(0.26)	13.26	10.78%	250.7	1.06%	2.26%	1.06%	2.26%	145%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%

(1.00)	12.58	5.84%	134.3	0.76%	3.15%	0.76%	3.15%	59%
(0.51)	12.90	1.31%	120.3	0.72%	2.74%	0.72%	2.74%	149%
(0.31)	13.23	11.09%	94.5	0.73%	2.58%	0.73%	2.58%	145%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%

(2.22)	26.10	7.49%	1,542.7	1.01%	1.47%	1.01%	1.47%	23%
(2.72)	26.59	0.22%	1,492.5	0.99%	1.15%	0.99%	1.15%	52%
(0.99)	29.21	22.61%	1,594.8	1.01%	1.11%	1.01%	1.11%	73%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64%***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%

(2.31)	26.35	7.67%	298.4	0.65%	1.83%	0.65%	1.83%	23%
(2.82)	26.88	0.56%	276.6	0.64%	1.50%	0.64%	1.50%	52%
(1.08)	29.50	23.06%	263.3	0.65%	1.47%	0.65%	1.47%	73%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64%***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%

**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Balanced Income Plus Fund was 120%, and for Global Stock Fund was 62%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
GOVERNMENT BOND FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$9.47	$0.09	$0.31	$0.40	$(0.09)	$ –
Year Ended 10/31/2018	9.92	0.19	(0.38)	(0.19)	(0.19)	(0.07)
Year Ended 10/31/2017	10.14	0.14	(0.20)	(0.06)	(0.14)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)

Class S Shares
Period Ended 4/30/2019 (unaudited)	9.47	0.10	0.32	0.42	(0.10)	–
Year Ended 10/31/2018	9.92	0.20	(0.38)	(0.18)	(0.20)	(0.07)
Year Ended 10/31/2017	10.14	0.15	(0.20)	(0.05)	(0.15)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
HIGH INCOME MUNICIPAL BOND FUND

Class S Shares
Period Ended 4/30/2019 (unaudited)	9.86	0.16	0.48	0.64	(0.16)	–
Year Ended 10/31/2018(c)	10.00	0.22	(0.14)	0.08	(0.22)	–
HIGH YIELD FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	4.63	0.13	0.11	0.24	(0.13)	–
Year Ended 10/31/2018	4.90	0.26	(0.27)	(0.01)	(0.26)	–
Year Ended 10/31/2017	4.76	0.25	0.14	0.39	(0.25)	–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	4.64	0.13	0.11	0.24	(0.13)	–
Year Ended 10/31/2018	4.90	0.27	(0.26)	0.01	(0.27)	–
Year Ended 10/31/2017	4.76	0.27	0.13	0.40	(0.26)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Government Bond Fund was 149% and for High Yield Fund was 42%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.09)	$9.78	4.27%	$4.6	0.85%	1.94%	1.08%	1.71%	129%
(0.26)	9.47	(1.99)%	4.9	0.85%	1.92%	1.04%	1.73%	280%
(0.16)	9.92	(0.56)%	6.5	0.85%	1.40%	1.00%	1.25%	193%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%	***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%

(0.10)	9.79	4.42%	54.5	0.75%	2.04%	0.78%	2.01%	129%
(0.27)	9.47	(1.89)%	52.3	0.75%	2.02%	0.79%	1.98%	280%
(0.17)	9.92	(0.47)%	52.0	0.76%	1.49%	0.79%	1.46%	193%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%	***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%

(0.16)	10.34	6.58%	9.9	0.66%	3.29%	2.88%	1.07%	62%
(0.22)	9.86	0.79%	6.6	0.43%	3.26%	3.71%	(0.02)%	201%

(0.13)	4.74	5.22%	442.5	0.81%	5.53%	0.81%	5.53%	19%
(0.26)	4.63	(0.29)%	437.4	0.80%	5.42%	0.80%	5.42%	38%
(0.25)	4.90	8.42%	477.7	0.80%	5.25%	0.80%	5.25%	48%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43%	***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%

(0.13)	4.75	5.35%	313.5	0.55%	5.78%	0.55%	5.78%	19%
(0.27)	4.64	0.14%	283.4	0.57%	5.65%	0.57%	5.65%	38%
(0.26)	4.90	8.68%	259.9	0.57%	5.49%	0.57%	5.49%	48%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43%	***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$8.70	$0.15	$0.40	$0.55	$(0.15)	$ –
Year Ended 10/31/2018	9.27	0.29	(0.54)	(0.25)	(0.29)	(0.03)
Year Ended 10/31/2017	9.26	0.28	0.02	0.30	(0.28)	(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	8.70	0.16	0.39	0.55	(0.16)	–
Year Ended 10/31/2018	9.26	0.32	(0.53)	(0.21)	(0.32)	(0.03)
Year Ended 10/31/2017	9.25	0.31	0.02	0.33	(0.31)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
INTERNATIONAL ALLOCATION FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	9.80	0.09	0.63	0.72	(0.17)	(0.32)
Year Ended 10/31/2018	11.33	0.19	(1.34)	(1.15)	(0.23)	(0.15)
Year Ended 10/31/2017	9.65	0.20	1.67	1.87	(0.19)	–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	9.87	0.10	0.65	0.75	(0.22)	(0.32)
Year Ended 10/31/2018	11.40	0.23	(1.34)	(1.11)	(0.27)	(0.15)
Year Ended 10/31/2017	9.71	0.23	1.69	1.92	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
LARGE CAP GROWTH FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	11.30	–	1.14	1.14	–	(1.14)
Year Ended 10/31/2018	10.23	(0.04)	1.38	1.34	–	(0.27)
Year Ended 10/31/2017	8.23	(0.04)	2.09	2.05	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	12.47	–	1.30	1.30	–	(1.14)
Year Ended 10/31/2018	11.23	–	1.51	1.51	–	(0.27)
Year Ended 10/31/2017	8.99	–	2.29	2.29	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.15)	$9.10	6.39%	$303.1	0.77%	3.43%	0.77%	3.43%	47%
(0.32)	8.70	(2.71)%	298.5	0.76%	3.25%	0.76%	3.25%	109%
(0.29)	9.27	3.34%	342.5	0.77%	3.04%	0.77%	3.04%	100%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107	%***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%

(0.16)	9.09	6.44%	535.9	0.46%	3.74%	0.46%	3.74%	47%
(0.35)	8.70	(2.30)%	508.3	0.45%	3.57%	0.45%	3.57%	109%
(0.32)	9.26	3.66%	504.7	0.45%	3.35%	0.45%	3.35%	100%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107	%***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%

(0.49)	10.03	7.96%	141.7	1.35%	1.86%	1.50%	1.71%	35%
(0.38)	9.80	(10.52)%	138.5	1.35%	1.73%	1.47%	1.62%	75%
(0.19)	11.33	19.76%	161.4	1.36%	1.86%	1.56%	1.65%	94%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108	%***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%

(0.54)	10.08	8.23%	733.0	0.94%	2.29%	0.94%	2.29%	35%
(0.42)	9.87	(10.13)%	678.3	0.94%	2.14%	0.95%	2.14%	75%
(0.23)	11.40	20.22%	747.4	0.96%	2.26%	1.01%	2.22%	94%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108	%***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%

(1.14)	11.30	11.61%	262.4	1.15%	(0.20)%	1.18%	(0.24)%	28%
(0.27)	11.30	13.37%	237.8	1.17%	(0.37)%	1.20%	(0.41)%	62%
(0.05)	10.23	25.03%	210.2	1.20%	(0.32)%	1.26%	(0.38)%	65%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68	%***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%

(1.14)	12.63	11.81%	868.0	0.80%	0.14%	0.80%	0.14%	28%
(0.27)	12.47	13.70%	765.8	0.81%	(0.02)%	0.81%	(0.02)%	62%
(0.05)	11.23	25.59%	654.1	0.82%	0.05%	0.82%	0.05%	65%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68	%***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%

**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Income Fund was 104%, International Allocation Fund was 107% and for Large Cap Growth Fund was 67%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$22.71	$0.15	$0.83	$0.98	$(0.27)	$(1.17)
Year Ended 10/31/2018	22.67	0.30	0.91	1.21	(0.24)	(0.93)
Year Ended 10/31/2017	19.42	0.29	3.85	4.14	(0.24)	(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	22.90	0.20	0.82	1.02	(0.35)	(1.17)
Year Ended 10/31/2018	22.84	0.37	0.95	1.32	(0.33)	(0.93)
Year Ended 10/31/2017	19.56	0.36	3.89	4.25	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
LIMITED MATURITY BOND FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	12.30	0.15	0.13	0.28	(0.15)	–
Year Ended 10/31/2018	12.49	0.27	(0.19)	0.08	(0.27)	–
Year Ended 10/31/2017	12.48	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)

Class S Shares
Period Ended 4/30/2019 (unaudited)	12.30	0.16	0.12	0.28	(0.16)	–
Year Ended 10/31/2018	12.48	0.29	(0.17)	0.12	(0.30)	–
Year Ended 10/31/2017	12.48	0.23	0.01	0.24	(0.24)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
LOW VOLATILITY EQUITY FUND

Class S Shares
Period Ended 4/30/2019 (unaudited)	10.85	0.07	0.85	0.92	(0.13)	(0.18)
Year Ended 10/31/2018	10.87	0.10	0.11	0.21	(0.13)	(0.10)
Year Ended 10/31/2017 (c)	10.00	0.09	0.78	0.87	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Limited Maturity Bond Fund was 81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.44)	$22.25	4.99%	$231.3	0.91%	1.63%	0.91%	1.63%	11%
(1.17)	22.71	5.42%	227.1	0.89%	1.28%	0.89%	1.28%	18%
(0.89)	22.67	21.77%	228.0	0.91%	1.31%	0.91%	1.31%	17%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%

(1.52)	22.40	5.20%	893.9	0.54%	1.99%	0.54%	1.99%	11%
(1.26)	22.90	5.85%	836.5	0.53%	1.64%	0.53%	1.64%	18%
(0.97)	22.84	22.21%	757.3	0.53%	1.69%	0.53%	1.69%	17%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%

(0.15)	12.43	2.31%	286.5	0.62%	2.48%	0.62%	2.48%	57%
(0.27)	12.30	0.67%	298.0	0.61%	2.17%	0.61%	2.17%	82%
(0.21)	12.49	1.79%	336.0	0.61%	1.69%	0.61%	1.69%	79%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%

(0.16)	12.42	2.32%	655.0	0.43%	2.67%	0.43%	2.67%	57%
(0.30)	12.30	0.94%	627.7	0.42%	2.38%	0.42%	2.38%	82%
(0.24)	12.48	1.91%	550.1	0.42%	1.89%	0.42%	1.89%	79%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%

(0.31)	11.46	8.73%	14.1	1.20%	1.64%	2.15%	0.69%	28%
(0.23)	10.85	1.92%	10.7	1.20%	1.27%	2.64%	(0.17)%	58%
–	10.87	8.70%	5.8	1.20%	1.31%	4.22%	(1.71)%	77%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$24.87	$0.12	$1.48	$1.60	$(0.04)	$(2.57)
Year Ended 10/31/2018	26.05	0.05	1.00	1.05	–	(2.23)
Year Ended 10/31/2017	21.63	(0.02)	5.45	5.43	(0.02)	(0.99)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	28.06	0.03	1.86	1.89	(0.11)	(2.57)
Year Ended 10/31/2018	29.04	0.02	1.23	1.25	–	(2.23)
Year Ended 10/31/2017	24.00	(0.03)	6.15	6.12	(0.10)	(0.98)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
MODERATE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	13.37	0.14	0.79	0.93	(0.16)	(0.31)
Year Ended 10/31/2018	13.89	0.20	(0.12)	0.08	(0.22)	(0.38)
Year Ended 10/31/2017	12.52	0.17	1.45	1.62	(0.17)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)

Class S Shares
Period Ended 4/30/2019 (unaudited)	13.41	0.14	0.80	0.94	(0.17)	(0.31)
Year Ended 10/31/2018	13.93	0.24	(0.13)	0.11	(0.25)	(0.38)
Year Ended 10/31/2017	12.55	0.20	1.46	1.66	(0.20)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
MODERATELY AGGRESSIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	14.62	0.13	0.96	1.09	(0.20)	(0.59)
Year Ended 10/31/2018	15.19	0.15	0.06	0.21	(0.16)	(0.62)
Year Ended 10/31/2017	13.11	0.13	2.22	2.35	(0.13)	(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)

Class S Shares
Period Ended 4/30/2019 (unaudited)	14.75	0.15	0.96	1.11	(0.23)	(0.59)
Year Ended 10/31/2018	15.32	0.18	0.07	0.25	(0.20)	(0.62)
Year Ended 10/31/2017	13.23	0.15	2.25	2.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(2.61)	$23.86	7.70%	$1,230.8	1.05%	0.98%	1.05%	0.98%	16%
(2.23)	24.87	4.07%	1,171.8	1.04%	0.17%	1.04%	0.17%	34%
(1.01)	26.05	25.63%	1,188.0	1.06%	(0.07)%	1.06%	(0.07)%	29%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22	%***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%

(2.68)	27.27	7.92%	1,024.8	0.77%	1.17%	0.77%	1.17%	16%
(2.23)	28.06	4.36%	744.0	0.74%	0.61%	0.74%	0.61%	34%
(1.08)	29.04	26.04%	516.3	0.72%	0.26%	0.72%	0.26%	29%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22	%***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%

(0.47)	13.83	7.24%	1,865.1	0.80%	2.09%	1.00%	1.88%	71%
(0.60)	13.37	0.50%	1,778.0	0.79%	1.46%	1.00%	1.25%	133%
(0.25)	13.89	13.08%	1,839.5	0.80%	1.31%	1.02%	1.09%	158%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147	%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%

(0.48)	13.87	7.35%	635.4	0.57%	2.31%	0.77%	2.10%	71%
(0.63)	13.41	0.77%	535.5	0.53%	1.69%	0.74%	1.47%	133%
(0.28)	13.93	13.44%	369.4	0.53%	1.51%	0.75%	1.30%	158%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147	%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%

(0.79)	14.92	8.04%	2,258.2	0.83%	1.87%	1.07%	1.63%	46%
(0.78)	14.62	1.37%	2,123.3	0.80%	0.99%	1.06%	0.73%	86%
(0.27)	15.19	18.21%	2,086.9	0.81%	0.91%	1.08%	0.64%	103%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94	%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%

(0.82)	15.04	8.18%	705.7	0.62%	2.04%	0.86%	1.80%	46%
(0.82)	14.75	1.61%	580.8	0.57%	1.17%	0.83%	0.91%	86%
(0.31)	15.32	18.48%	389.9	0.55%	1.07%	0.83%	0.79%	103%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94	%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%

**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Mid Cap Stock Fund was 21%, Moderate Allocation Fund was 138% and for Moderately Aggressive Allocation Fund was 90%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$11.98	$0.14	$0.61	$0.75	$(0.16)	$(0.19)
Year Ended 10/31/2018	12.48	0.24	(0.29)	(0.05)	(0.24)	(0.21)
Year Ended 10/31/2017	11.78	0.21	0.80	1.01	(0.21)	(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)

Class S Shares
Period Ended 4/30/2019 (unaudited)	12.02	0.16	0.61	0.77	(0.18)	(0.19)
Year Ended 10/31/2018	12.52	0.27	(0.29)	(0.02)	(0.27)	(0.21)
Year Ended 10/31/2017	11.82	0.23	0.81	1.04	(0.24)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
MONEY MARKET FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2018	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2018	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
MUNICIPAL BOND FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	10.89	0.08	0.46	0.54	(0.19)	–
Year Ended 10/31/2018	11.39	0.38	(0.50)	(0.12)	(0.38)	–
Year Ended 10/31/2017	11.65	0.39	(0.26)	0.13	(0.39)	–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	10.89	0.09	0.46	0.55	(0.20)	–
Year Ended 10/31/2018	11.39	0.41	(0.50)	(0.09)	(0.41)	–
Year Ended 10/31/2017	11.65	0.41	(0.26)	0.15	(0.41)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.35)	$12.38	6.47%	$695.6	0.82%	2.41%	0.98%	2.26%	89%
(0.45)	11.98	(0.45)%	672.7	0.82%	1.93%	0.98%	1.77%	175%
(0.31)	12.48	8.70%	719.7	0.83%	1.70%	0.99%	1.54%	208%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%

(0.37)	12.42	6.58%	226.1	0.58%	2.64%	0.74%	2.49%	89%
(0.48)	12.02	(0.18)%	195.9	0.55%	2.18%	0.71%	2.02%	175%
(0.34)	12.52	8.97%	141.9	0.56%	1.93%	0.72%	1.77%	208%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%

(0.01)	1.00	0.94%	339.5	0.53%	1.90%	0.66%	1.77%	N/A
(0.01)	1.00	1.13%	322.9	0.61%	1.12%	0.69%	1.04%	N/A
–	1.00	0.03%	325.1	0.80%	0.03%	0.80%	0.03%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A

(0.01)	1.00	1.00%	242.2	0.41%	2.03%	0.51%	1.93%	N/A
(0.01)	1.00	1.29%	171.9	0.44%	1.36%	0.53%	1.28%	N/A
–	1.00	0.31%	78.1	0.53%	0.32%	0.53%	0.32%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A

(0.19)	11.24	4.95%	1,243.6	0.75%	1.43%	0.75%	1.43%	22%
(0.38)	10.89	(1.08)%	1,238.9	0.74%	3.42%	0.74%	3.42%	35%
(0.39)	11.39	1.15%	1,382.3	0.74%	3.41%	0.74%	3.41%	18%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%

(0.20)	11.24	5.06%	245.6	0.54%	1.64%	0.54%	1.64%	22%
(0.41)	10.89	(0.85)%	232.2	0.51%	3.66%	0.51%	3.66%	35%
(0.41)	11.39	1.39%	213.9	0.50%	3.64%	0.50%	3.64%	18%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%

**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderately Conservative Allocation Fund was 181%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
OPPORTUNITY INCOME PLUS FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	$9.96	$0.20	$0.13	$0.33	$(0.20)	$–
Year Ended 10/31/2018	10.31	0.37	(0.34)	0.03	(0.38)	–
Year Ended 10/31/2017	10.23	0.34	0.08	0.42	(0.34)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	9.96	0.21	0.14	0.35	(0.22)	–
Year Ended 10/31/2018	10.31	0.40	(0.34)	0.06	(0.41)	–
Year Ended 10/31/2017	10.23	0.36	0.08	0.44	(0.36)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
PARTNER EMERGING MARKETS EQUITY FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)	8.05	(0.02)	1.58	1.56	(0.03)	–
Year Ended 10/31/2018	9.64	0.05	(1.55)	(1.50)	(0.09)	–
Year Ended 10/31/2017	8.44	0.10	1.14	1.24	(0.04)	–
Year Ended 10/31/2016	7.66	0.06	0.80	0.86	(0.08)	–
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–

Class S Shares
Period Ended 4/30/2019 (unaudited)	8.00	(0.01)	1.57	1.56	(0.05)	–
Year Ended 10/31/2018	9.57	0.07	(1.52)	(1.45)	(0.12)	–
Year Ended 10/31/2017	8.39	0.14	1.12	1.26	(0.08)	–
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
SMALL CAP GROWTH FUND

Class S Shares
Period Ended 4/30/2019 (unaudited)	10.57	(0.03)	1.03	1.00	–	(0.20)
Year Ended 10/31/2018(c)	10.00	(0.06)	0.63	0.57	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$10.09	3.40%	$242.0	0.90%	4.06%	0.90%	4.06%	83%
(0.38)	9.96	0.31%	244.6	0.89%	3.67%	0.89%	3.67%	190%
(0.34)	10.31	4.16%	264.8	0.90%	3.29%	0.91%	3.28%	186%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%	***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%

(0.22)	10.09	3.54%	349.5	0.63%	4.33%	0.63%	4.33%	83%
(0.41)	9.96	0.55%	312.6	0.65%	3.94%	0.65%	3.94%	190%
(0.36)	10.31	4.40%	260.2	0.66%	3.53%	0.66%	3.53%	186%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%	***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%

(0.03)	9.58	19.50%	9.0	1.65%	(0.48)%	3.19%	(2.03)%	9%
(0.09)	8.05	(15.71)%	7.8	1.65%	0.48%	3.31%	(1.18)%	26%
(0.04)	9.64	14.79%	9.3	1.65%	1.10%	3.39%	(0.64)%	42%
(0.08)	8.44	11.36%	9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%

(0.05)	9.51	19.64%	6.1	1.32%	(0.15)%	3.04%	(1.87)%	9%
(0.12)	8.00	(15.39)%	4.9	1.32%	0.87%	3.18%	(0.99)%	26%
(0.08)	9.57	15.19%	3.8	1.32%	1.61%	3.24%	(0.31)%	42%
(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%

(0.20)	11.37	9.86%	6.3	1.23%	(0.62)%	4.49%	(3.88)%	20%
–	10.57	5.70%	5.2	1.24%	(0.77)%	3.91%	(3.43)%	32%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND

Class A Shares
Period Ended 4/30/2019 (unaudited)(c)	$21.82	$0.00	$1.06	$1.06	$–	$(3.06)
Year Ended 10/31/2018	22.60	0.00	0.96	0.96	–	(1.74)
Year Ended 10/31/2017	17.53	(0.02)	5.98	5.96	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)

Class S Shares
Period Ended 4/30/2019 (unaudited)(c)	26.35	0.03	1.38	1.41	–	(3.06)
Year Ended 10/31/2018(c)	26.87	0.07	1.15	1.22	–	(1.74)
Year Ended 10/31/2017	20.68	(0.01)	7.16	7.15	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(3.06)	$19.82	6.82%	$437.0	1.14%	(0.01)%	1.14%	(0.01)%	29%
(1.74)	21.82	4.48%	421.8	1.13%	(0.02)%	1.13%	(0.02)%	63%
(0.89)	22.60	34.84%	424.0	1.16%	(0.07)%	1.16%	(0.07)%	47%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%

(3.06)	24.70	6.99%	286.5	0.85%	0.26%	0.85%	0.26%	29%
(1.74)	26.35	4.75%	243.0	0.85%	0.25%	0.85%	0.25%	63%
(0.96)	26.87	35.34%	171.0	0.80%	0.30%	0.80%	0.30%	47%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related Documents” under Fund Details – Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.

Quarterly Schedule of Investments

Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Beginning in April 2019, the Trust will no longer file Form N-Q and will begin filing Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. Thrivent Money Market Fund is not included as part of Form N-PORT. The Trust’s most recent Schedule of Investments can be found at ThriventFunds.com or SEC.gov. You also may review and copy the Forms N-PORT-EX and N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or SEC.gov where it is part of Form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 13-14, 2018, the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust, except the recently launched Thrivent High Income Municipal Bond Fund and Thrivent Small Cap Growth Fund (each, a “Fund”). The Board, including the Independent Trustees, also unanimously approved the subadvisory agreements for each of the Funds (the “Subadvisory Agreements”) for which there is an investment subadviser (each, a “Subadviser”).

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Fund;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

ADDITIONAL INFORMATION

(unaudited)

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 22 to November 14, 2018 to consider information relevant to the renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Subadvisers provided information to the Board in response to requests for information submitted on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreements. The Board also noted that the Subadvisers’ responses were reviewed by individuals representing various functional areas of or supporting the Adviser. After reviewing the responses provided by the Subadvisers, the Board provided follow-up questions to certain Subadvisers. The Adviser requested responses to such questions from the Subadvisers, which were reviewed by the Board and the Adviser.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory and Subadvisory Agreements for the Funds. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers overseeing investments for the Funds.

The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the abilities of the

ADDITIONAL INFORMATION

(unaudited)

portfolio manager and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources, noting, in particular, additional personnel to enhance its research function. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2018, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 37% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2018, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 31% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the

ADDITIONAL INFORMATION

(unaudited)

majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 33% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 35% (on a scale of 1-99%, with 1% being the lowest fee). With respect to the Thrivent Diversified Income Plus Fund, the Board viewed favorably the Adviser’s willingness to institute a new breakpoint on assets over $1 billion. With respect to Thrivent Large Cap Growth Fund, the Board viewed favorably the Adviser’s willingness to lower the advisory fees at certain asset level. With respect to Thrivent Money Market Fund, the Board viewed favorably the Adviser’s willingness to increase the contractual waiver of the advisory fee on Class A shares. With respect to Thrivent Partner Emerging Markets Equity Fund, the Board favorably viewed the Adviser’s proposal to lower the advisory fee at each breakpoint.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but one Fund (which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 33% while the Funds’ Class S shares had an average ranking of 27% (on a scale of 1-99%, with 1% being the lowest expenses). The Board viewed favorably the Adviser’s proposal to provide fee waivers and expense limitations for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses. With respect to Thrivent Multidimensional Income Fund, the Board viewed favorably the Adviser’s willingness to lower the contractual expense limit on Class S shares.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations, and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment

ADDITIONAL INFORMATION

(unaudited)

professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Thrivent Mutual Funds

Supplement to Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Large Cap Stock Fund Class A Shares Summary Prospectus,

Thrivent Large Cap Stock Fund Class S Shares Summary Prospectus,

Thrivent Partner Worldwide Allocation Fund Class A Shares Summary Prospectus, and

Thrivent Partner Worldwide Allocation Fund Class S Shares Summary Prospectus

each dated February 28, 2019

Thrivent Large Cap Stock Fund

1.	Effective April 30, 2019, Thrivent Large Cap Stock Fund changed its name to Thrivent Global Stock Fund.

2.	Effective April 30, 2019, the first paragraph in “Principal Strategies” in the “Summary Section” of the prospectus for Thrivent Large Cap Stock Fund was deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of net assets in equity securities and invests at least 40% of assets in foreign securities (under normal market conditions). The Adviser focuses mainly on the equity securities of domestic and international companies. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in equity securities from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

3.	Effective April 30, 2019, the benchmark referenced in the “Average Annual Total Returns” table under “Summary Section—Performance” for Thrivent Large Cap Stock Fund was replaced with the following:

MSCI All Country World Index—USD Net Returns.

4.	Effective April 30, 2019, the first paragraph under “Summary Section—Performance” for Thrivent Large Cap Stock Fund was replaced with the following:

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI All Country World Index—USD Net Returns, which measures the performance of developed and emerging stock markets throughout the world, and the MSCI World Large Cap Index—USD Net Returns, which measures the performance of large cap stocks in developed countries throughout the world. The Fund now compares its returns to the MSCI All Country World Index—USD Net Returns rather than the MSCI World Large Cap Index—USD Net Returns because the Fund believes it more accurately represents the Fund’s investment objective and principal strategies. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

5.	Effective April 30, 2019, the “Average Annual Total Returns” table under “Summary Section—Performance” for Thrivent Large Cap Stock Fund was updated to include the following:

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
	1 Year	5 Years	10 Years
MSCI All Country World Index—USD Net Returns (reflects no deduction for fees, expenses or taxes)	(9.42)%	4.26%	9.46%

6.	Effective April 30, 2019, the following risk was added to the “Principal Risks” in the “Summary Section” for Thrivent Large Cap Stock Fund:

Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Thrivent Partner Worldwide Allocation Fund

7.

Effective April 30, 2019, Thrivent Partner Worldwide Allocation Fund changed its name to Thrivent International Allocation Fund. Principal Global Investors, LLC (“Principal”) and Aberdeen Asset Managers Limited (“Aberdeen”) no longer serve as subadvisers to the Fund. Goldman Sachs Asset Management, L.P. will continue to subadvise the Fund. Thrivent Asset Management, LLC currently manages a portion of the Fund and will also manage the portions previously managed by Principal and Aberdeen. As a result, all references to Principal and Aberdeen found in the “Summary Section” under the heading “Portfolio Manager(s)” and in the “Management of the Funds” section under the heading “Portfolio Management” for Thrivent Partner Worldwide Allocation Fund were deleted.

8.

Effective April 30, 2019, the current strategies described under “Summary Section—Thrivent Partner Worldwide Allocation Fund—Principal Strategies” were deleted in their entirety and replaced with the following:

The Fund seeks to achieve its objective by investing primarily in equity securities of issuers throughout the world. The Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Fund’s investment adviser, the Fund could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Fund’s portfolio to the economic fortunes and risks of a foreign country. The Fund may also pursue its investment strategy by investing in equity derivatives such as swaps.

The Adviser will make asset allocation decisions among the various asset classes and has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to manage the Fund’s international small- and mid- cap equity assets. The Adviser will directly manage the remaining assets in the Fund.

The Fund will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	0-50%
International large-cap value	0-50%
International small- and mid-cap equities	0-30%
Emerging markets equity	0-25%
U.S. securities	0-10%

The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.

GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes. The Fund may make investment decisions that deviate from those generated by GSAM’s proprietary models, at the discretion of GSAM. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

9.

Effective April 30, 2019, the “Annual Fund Operating Expenses” and “Example” tables under “Summary Section—Fees and Expenses” for Class A Shares of Thrivent Partner Worldwide Allocation Fund were deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers and/or Expense Reimbursements[2]	0.12%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%

EXAMPLE

1 Year	3 Years	5 Years	10 Years
$567	$838	$1,130	$1,959

10.

Effective April 30, 2019, the “Annual Fund Operating Expenses” and “Example” tables under “Summary Section—Fees and Expenses” for Class S Shares of Thrivent Partner Worldwide Allocation Fund were deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

11.	Effective April 30, 2019, Credit Risk, High Yield Risk, Interest Rate Risk, Liquidity Risk, and Sovereign Debt Risk were removed from the “Principal Risks” in the “Summary Section.”

The date of this Supplement is April 30, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

34804

4321 N Ballard Rd, Appleton, WI 54919-0001 We’re listening to you! In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you purchased shares of Thrivent Mutual Funds through Thrivent Financial If you wish to receive an additional copy of this report or a prospectus for Thrivent Mutual Funds, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventFunds.com If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent Financial If you wish to receive an additional copy of this report or a prospectus for Thrivent Mutual Funds, or wish to revoke householding in the future, please contact your financial professional. This report is also available by visiting ThriventFunds.com Securities offered through Thrivent Distributors, LLC, a FINRA and SIPC member and a subsidiary of Thrivent Financial for Lutherans, Appleton, WI. 23459SAR R6-19

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (42.9%)	Value
Affiliated (41.5%)
5,805,748	Thrivent Core International Equity Fund	$55,561,005
4,492,700	Thrivent Core Low Volatility Equity Fund	51,396,492
1,373,554	Thrivent High Yield Fund, Class S	6,524,383
468,516	Thrivent Income Fund, Class S	4,258,814
7,873,588	Thrivent Large Cap Growth Fund, Class S	99,443,418
1,438,675	Thrivent Global Stock Fund, Class S	37,909,096
3,149,903	Thrivent Large Cap Value Fund, Class S	70,557,834
566,916	Thrivent Limited Maturity Bond Fund, Class S	7,041,099
2,888,305	Thrivent Mid Cap Stock Fund, Class S	78,764,078
12,460,414	Thrivent International Allocation Fund, Class S	125,600,975
1,371,927	Thrivent Small Cap Stock Fund, Class S	33,886,600

	Total	570,943,794

Unaffiliated (1.4%)
9,551	iShares Russell 2000 Growth Index Fund[a]	1,933,791
8,010	iShares Russell 2000 Index Fund	1,267,903
5,952	iShares Russell 2000 Value Index Fund	740,012
17,602	Materials Select Sector SPDR Fund[a]	1,011,235
3,878	ProShares Ultra S&P 500[a]	492,079
27,640	SPDR S&P 500 ETF Trust	8,126,713
20,903	SPDR S&P Biotech ETF[a]	1,780,936
11,131	SPDR S&P Retail ETF	508,464
35,954	Vanguard Real Estate ETF	3,119,728

	Total	18,980,861

	Total Registered Investment Companies (cost $461,936,687)	589,924,655

Shares	Common Stock (36.0%)	Value
Communications Services (1.3%)
10,605	Activision Blizzard, Inc.	511,267
2,236	Alphabet, Inc., Class Ab	2,680,874
1,852	Alphabet, Inc., Class Cb	2,201,065
14,300	Auto Trader Group plc[c]	105,711
13,417	CBS Corporation	687,890
43,010	Comcast Corporation	1,872,225
10,980	DISH Network Corporation[b]	385,618
69	EchoStar Corporation[b]	2,750
11,550	Facebook, Inc.[b]	2,233,770
610	Hemisphere Media Group, Inc.[b]	8,912
4,852	IAC/InterActive Corporation[b]	1,090,924
253	Ipsos SA	7,339
3,269	John Wiley and Sons, Inc.	150,962
22,194	KCOM Group plc	28,333
4,300	KDDI Corporation	99,104
2,574	Liberty Latin America, Ltd.[b]	53,874
6,908	Liberty Media Corporation - Liberty SiriusXM[b]	277,425
8,676	Mediaset Espana Comunicacion SA	67,284
28,483	News Corporation, Class A	353,759
30,605	News Corporation, Class B	382,256
400	NTT DOCOMO, INC.	8,686
52,779	ORBCOMM, Inc.[b]	382,120
612	Rightmove plc	4,327
3,229	Seven West Media, Ltd.[b]	1,289
10,536	Take-Two Interactive Software, Inc.[b]	1,020,201
7,598	Telenor ASA[a]	152,734
31,114	Telstra Corporation, Ltd.	74,109
7,317	Tencent Holdings, Ltd., ADR	360,289
2,500	TV Asahi Holdings Corporation	44,119
10,925	Twitter, Inc.[b]	436,017
46,914	Verizon Communications, Inc.	2,683,012
568	Wolters Kluwer NV	39,645

	Total	18,407,890

Consumer Discretionary (3.6%)
2,198	Amazon.com, Inc.[b]	4,234,491
20,600	American Axle & Manufacturing Holdings, Inc.[b]	303,850
300	AOKI Holdings, Inc.	3,135
200	Aoyama Trading Company, Ltd.	4,393
7,011	Aptiv plc	600,843
400	Autobacs Seven Company, Ltd.	6,976
4,216	Barratt Developments plc	33,167
78	Barrett Business Services, Inc.	5,683
900	Benesse Holdings, Inc.	24,883
1,687	Berkeley Group Holdings plc	82,759
351	Booking Holdings, Inc.[b]	651,101
17,560	BorgWarner, Inc.	733,481
199	Bovis Homes Group plc	2,885
400	Bridgestone Corporation	15,868
9,407	Bright Horizons Family Solutions, Inc.[b]	1,205,507
4,174	Bunzl plc	125,893
241	Burberry Group plc	6,352
11,899	Burlington Stores, Inc.[b]	2,009,860
17,678	Canada Goose Holdings, Inc.[a,b]	943,828
1,515	Carnival plc	80,317
1,823	Century Casinos, Inc.[b]	16,589
22,528	Children’s Place, Inc.[a]	2,541,609
1,477	Chipotle Mexican Grill, Inc.[b]	1,016,235
400	Chiyoda Company, Ltd.	6,339
832	Cie Generale des Etablissements Michelin	107,587
8,700	Citizen Watch Company, Ltd.	49,053
258	Compass Group plc	5,870
854	Countryside Properties plc[c]	3,783
31,728	Crocs, Inc.[b]	883,625
2,629	CSS Industries, Inc.	18,429
2,407	Culp, Inc.	49,392
8,954	D.R. Horton, Inc.	396,752
2,800	Denso Corporation	122,346
2,922	Domino’s Pizza, Inc.	790,635
30,945	Duluth Holdings, Inc.[a,b]	492,644
5,144	Emerald Expositions Events, Inc.	72,273
5,159	Etsy, Inc.[b]	348,439
100	Exedy Corporation	2,292
10,668	Expedia Group, Inc.	1,385,133
17,783	Extended Stay America, Inc.	318,494
16,579	Five Below, Inc.[b]	2,427,000
83	Genuine Parts Company	8,511
22,604	G-III Apparel Group, Ltd.[b]	975,363
641	Gildan Activewear, Inc.	23,636
14,743	Harley-Davidson, Inc.	548,882
562	Haverty Furniture Companies, Inc.	13,387
7,741	Home Depot, Inc.	1,576,842
883	Inchcape plc	7,089
26,558	International Game Technology plc	388,544
3,725	International Speedway Corporation	164,347
12,913	Knoll, Inc.	282,020
11,037	Las Vegas Sands Corporation	740,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Consumer Discretionary (3.6%) - continued
20,300	Lowe’s Companies, Inc.	$2,296,742
2,375	Lululemon Athletica, Inc.[b]	418,831
1,083	Magna International, Inc.	60,258
5,116	Marks and Spencer Group plc	19,084
1,999	Marriott Vacations Worldwide Corporation	211,154
5,371	Modine Manufacturing Company[b]	79,437
4,419	Moneysupermarket.com Group plc	20,990
2,725	Netflix, Inc.[b]	1,009,721
2,800	NHK Spring Company, Ltd.	25,221
16,092	NIKE, Inc.	1,413,360
20,100	Nissan Motor Company, Ltd.	161,364
20,974	Norwegian Cruise Line Holdings, Ltd.[b]	1,182,724
300	Onward Holdings Company, Ltd.	1,655
1,434	O’Reilly Automotive, Inc.[b]	542,869
14,819	Oxford Industries, Inc.	1,230,866
1,824	Park Hotels & Resorts, Inc.	58,514
221	Peugeot SA	5,794
30,630	Planet Fitness, Inc.[b]	2,318,691
28,165	Playa Hotels and Resorts NVb	225,320
200	Plenus Company, Ltd.	3,304
1,766	PVH Corporation	227,796
85,385	Red Rock Resorts, Inc.	2,303,687
3,701	Redrow plc	29,790
2,975	RHa,b	317,462
8,152	Ross Stores, Inc.	796,124
800	Sangetsu Company, Ltd.	14,996
10,800	Sekisui House, Ltd.	174,131
300	SHIMAMURA Company, Ltd.	22,369
519	SmartCentres Real Estate Investment Trust	13,125
6,441	Starbucks Corporation	500,337
6,500	Sumitomo Rubber Industries, Ltd.	79,926
1,246	Super Retail Group, Ltd.	7,611
100	Takara Standard Company, Ltd.	1,522
12,752	Taylor Wimpey plc	30,233
10,390	Texas Roadhouse, Inc.	561,164
31,413	Toll Brothers, Inc.	1,196,835
7,531	Tower International, Inc.	175,774
3,500	Toyoda Gosei Company, Ltd.	72,860
4,522	Ulta Beauty, Inc.[b]	1,578,088
300	United Arrows, Ltd.	9,476
6,481	Vail Resorts, Inc.	1,483,177
497	WH Smith plc	13,297
9,691	Wingstop, Inc.	729,442
10,000	Yahoo Japan Corporation	26,695
20,365	Zumiez, Inc.[b]	542,320

	Total	49,052,579

Consumer Staples (1.6%)
9,046	Archer-Daniels-Midland Company	403,452
500	Arcs Company, Ltd.	10,136
7,125	Calavo Growers, Inc.[a]	682,646
585	Carlsberg AS	75,641
22,964	Casey’s General Stores, Inc.	3,039,285
4,248	Central Garden & Pet Company[b]	114,611
948	Central Garden & Pet Company, Class Ab	23,207
16,709	Colgate-Palmolive Company	1,216,248
117,157	Cott Corporation	1,817,105
2,738	Empire Company, Ltd.	60,904
605	ForFarmers BV	5,173
142	Glanbia plc	2,610
75,503	Hain Celestial Group, Inc.[b]	1,647,476
3,682	Imperial Brands plc	117,155
288	Inter Parfums, Inc.	20,877
10,200	Japan Tobacco, Inc.	235,698
16,499	John B. Sanfilippo & Son, Inc.	1,189,743
3,690	Kimberly-Clark Corporation	473,722
3,519	Koninklijke Ahold Delhaize NV	84,814
78	L’Oreal SA	21,454
100	Ministop Company, Ltd.	1,576
21,624	Monster Beverage Corporation[b]	1,288,790
15,180	PepsiCo, Inc.	1,943,799
12,221	Philip Morris International, Inc.	1,057,850
676	Seneca Foods Corporation[b]	16,731
106	SpartanNash Company	1,714
1,200	Sugi Holdings Company, Ltd.	60,691
1,800	Sundrug Company, Ltd.	48,259
133,228	SunOpta, Inc.[b]	472,959
2,123	Swedish Match AB	103,517
6,400	TreeHouse Foods, Inc.[b]	428,672
200	TSURUHA Holdings, Inc.	17,045
59,670	Turning Point Brands, Inc.	2,552,086
2,511	Unilever NV	151,928
3,677	Unilever plc	222,882
19,736	Wal-Mart Stores, Inc.	2,029,650

	Total	21,640,106

Energy (1.3%)
7,001	Abraxas Petroleum Corporation[b]	9,661
41,065	Archrock, Inc.	415,167
22,159	BP plc ADR	969,013
192,458	Callon Petroleum Company[b]	1,445,360
19,461	Chevron Corporation	2,336,488
9,900	Comstock Resources, Inc.[a,b]	60,390
4,429	Concho Resources, Inc.	511,018
7,280	Diamondback Energy, Inc.	774,519
2,170	Era Group, Inc.[b]	20,919
187,404	Euronav NV	1,757,849
547	Evolution Petroleum Corporation	3,845
6,230	Exterran Corporation[b]	88,591
11,464	Exxon Mobil Corporation	920,330
11,680	Forum Energy Technologies, Inc.[b]	69,846
95	Gaztransport Et Technigaz SA	8,597
24,772	Gran Tierra Energy, Inc.[b]	59,205
19,475	Halliburton Company	551,727
59,514	Marathon Oil Corporation	1,014,119
14,000	Marathon Petroleum Corporation	852,180
762	Matrix Service Company[b]	14,943
11,906	Nabors Industries, Ltd.	41,671
71,661	Nine Energy Service, Inc.[b]	1,442,536
5,777	Par Pacific Holdings, Inc.[b]	112,883
47,312	Patterson-UTI Energy, Inc.	642,970
3,635	Pioneer Energy Services Corporation[b]	6,325
7,038	Pioneer Natural Resources Company	1,171,545
284	Royal Dutch Shell plc, Class A	9,049
6,195	Royal Dutch Shell plc, Class B	199,934
930	SEACOR Holdings, Inc.[b]	41,422
1,748	Superior Energy Services, Inc.[b]	6,275
44,602	Talos Energy, Inc.[b]	1,324,679
30,367	TechnipFMC plc	746,724
6,374	Teekay Tankers, Ltd.[b]	6,948
14,377	Unit Corporation[b]	194,952
21,810	WPX Energy, Inc.[b]	302,941

	Total	18,134,621

Financials (6.0%)
851	Aareal Bank AG	29,767
47	AB Industrivarden	1,058

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Financials (6.0%) - continued
15,510	Aflac, Inc.	$781,394
2,859	AG Mortgage Investment Trust, Inc.	48,917
1,113	Alleghany Corporation[b]	731,107
298	Allianz SE	72,031
11,326	Allstate Corporation	1,121,954
17,100	Ally Financial, Inc.	508,041
4,747	American Express Company	556,491
19,777	American Financial Group, Inc.	2,047,513
8,550	American International Group, Inc.	406,723
784	Ameriprise Financial, Inc.	115,068
8,502	Ameris Bancorp	309,983
4,481	Arch Capital Group, Ltd.[b]	151,368
6,395	Argo Group International Holdings, Ltd.	499,258
3,883	Arlington Asset Investment Corporation[a]	30,482
520	ARMOUR Residential REIT, Inc.	9,922
9,950	Arthur J. Gallagher & Company	832,019
57,441	Assured Guaranty, Ltd.	2,739,936
10,079	Axos Financial, Inc.[b]	329,785
4,806	Banca Monte dei Paschi di Siena SPA[a,b]	7,303
126,077	Bank of America Corporation	3,855,435
1,049	Bank of Marin Bancorp	44,425
1,109	Bank of Montreal	87,598
2,420	BankFinancial Corporation	36,324
2,714	Bankinter SA	21,694
3,898	Berkshire Hathaway, Inc.[b]	844,736
315	BlackRock, Inc.	152,851
20,670	Blackstone Group, LP	815,638
7,699	BOK Financial Corporation	670,891
12,204	Boston Private Financial Holdings, Inc.	139,736
45,233	BrightSphere Investment Group	663,116
2,546	Brown & Brown, Inc.	80,835
968	Byline Bancorp, Inc.[b]	19,379
13,046	Capital One Financial Corporation	1,211,060
8,245	Cboe Global Markets, Inc.	837,774
4,257	Central Pacific Financial Corporation	127,753
11,875	Charles Schwab Corporation	543,638
4,790	Chubb, Ltd.	695,508
6,870	CI Financial Corporation	98,817
3,969	Cincinnati Financial Corporation	381,738
41,801	Citigroup, Inc.	2,955,331
3,124	Citizens Financial Group, Inc.	113,089
3,124	CNP Assurances[a]	73,791
10,907	Cohen & Steers, Inc.	546,986
2,593	Colony Capital, Inc.	13,328
16,390	Comerica, Inc.	1,288,090
7,453	Community Trust Bancorp, Inc.	314,889
1,734	Deutsche Pfandbriefbank AGc	24,212
4,913	Direct Line Insurance Group plc	21,141
16,638	Discover Financial Services	1,355,831
2,622	DnB ASA[a,b]	50,419
29,635	Dynex Capital, Inc.	180,773
25,343	E*TRADE Financial Corporation	1,283,876
16,863	East West Bancorp, Inc.	868,107
3,120	Ellington Residential Mortgage REIT	36,878
166	Employers Holdings, Inc.	7,125
2,428	Enterprise Financial Services Corporation	103,287
14,825	Essent Group, Ltd.[b]	703,446
1,501	Euronext NVc	104,293
1,096	FBL Financial Group, Inc.	68,467
67	Federal Agricultural Mortgage Corporation	5,124
1,801	FGL Holdings	15,363
40,370	Fifth Third Bancorp	1,163,463
3,391	Financial Institutions, Inc.	93,252
1,982	Finecobank Banca Fineco SPA	26,107
5,373	First American Financial Corporation	306,583
7,501	First Busey Corporation	193,826
945	First Citizens BancShares, Inc.	423,596
9,656	First Defiance Financial Corporation	284,949
231	First Financial Bancorp	5,798
2,548	First Financial Corporation	104,901
31,515	First Hawaiian, Inc.	871,390
25,554	First Interstate BancSystem, Inc.	1,079,912
580	First Merchants Corporation	21,269
360	First Mid-Illinois Bancshares, Inc.	12,416
2,864	First Midwest Bancorp, Inc.	61,490
387	First of Long Island Corporation	9,005
8,007	First Republic Bank	845,699
12,273	FlexiGroup, Ltd.	12,088
1,479	Genworth MI Canada, Inc.[a]	45,959
1,510	Goldman Sachs Group, Inc.	310,939
6,999	Great Southern Bancorp, Inc.	405,592
41,196	Hamilton Lane, Inc.	2,012,837
30,369	Hancock Whitney Corporation	1,328,340
25,877	Hartford Financial Services Group, Inc.	1,353,626
302	Heartland Financial USA, Inc.	13,560
90,841	Heritage Commerce Corporation	1,137,329
4,851	Hometrust Bancshares, Inc.	123,021
18,503	Horace Mann Educators Corporation	713,846
4,701	Horizon Bancorp, Inc.	76,485
18,980	Houlihan Lokey, Inc.	936,094
32,520	Huntington Bancshares, Inc.	452,678
17,727	IBERIABANK Corporation	1,409,297
5,009	Independent Bank Corporation	107,844
14,827	Interactive Brokers Group, Inc.	804,216
21,659	Intercontinental Exchange, Inc.	1,761,960
252	Investor AB	12,018
10,648	J.P. Morgan Chase & Company	1,235,700
18,176	Kemper Corporation	1,633,659
55,981	KeyCorp	982,467
880	KKR Real Estate Finance Trust, Inc.	17,750
2,639	Lakeland Bancorp, Inc.	43,702
330	Laurentian Bank of Canada	10,454
155,936	Lloyds TSB Group plc	127,530
6,883	Loews Corporation	353,029
4,603	M&T Bank Corporation	782,832
6,660	Manulife Financial Corporation	122,641
500	Markel Corporation[b]	535,755
1,998	MarketAxess Holdings, Inc.	556,103
36,022	Medibank Private, Ltd.	72,597
1,212	Mercantile Bank Corporation	40,966
16,223	Meridian Bancorp, Inc.	279,360
13,640	MetLife, Inc.	629,213
8,688	MidWestOne Financial Group, Inc.	244,828
11,370	Morgan Stanley	548,603
3,751	MSCI, Inc.	845,400
602	National Bank of Canada	28,678
56	National Western Life Group, Inc.	14,936
1,178	Newmark Group, Inc.	10,037
724	Northern Trust Corporation	71,350
2,133	Old Second Bancorp, Inc.	28,262
1,331	Pacific Premier Bancorp, Inc.	38,692
9,250	PacWest Bancorp	365,838
370	Paragon Banking Group plc	2,216
563	Pargesa Holding SA	44,246
78	Park National Corporation	7,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Financials (6.0%) - continued
54,567	PCSB Financial Corporation	$1,039,501
408	Peapack-Gladstone Financial Corporation	11,803
590	Peoples Bancorp, Inc.	19,281
137	Piper Jaffray Companies	11,042
8,023	Primerica, Inc.	1,045,317
537	Provident Financial Services, Inc.	14,241
4,455	Prudential Financial, Inc.	470,938
4,534	QCR Holdings, Inc.	155,108
15,700	Radian Group, Inc.	367,694
18,750	Raymond James Financial, Inc.	1,716,938
2,325	Reinsurance Group of America, Inc.	352,261
500	Resona Holdings, Inc.	2,123
1,627	S&P Global, Inc.	359,014
8,488	Sandy Spring Bancorp, Inc.	296,146
63,058	Santander Consumer USA Holdings Inc.	1,346,288
58,493	Seacoast Banking Corporation of Florida[b]	1,658,861
3,257	SEI Investments Company	177,344
500	Senshu Ikeda Holdings, Inc.	1,242
207,458	SLM Corporation	2,107,773
17,027	State Auto Financial Corporation	572,618
4,250	State Street Corporation	287,555
22,781	Stifel Financial Corporation	1,359,342
6,765	SVB Financial Group[b]	1,702,886
38,563	Synovus Financial Corporation	1,421,432
920	Territorial Bancorp, Inc.	26,634
643	Topdanmark AS	34,693
1,510	Tradeweb Markets, Inc.[b]	60,778
2,198	TriCo Bancshares	87,722
18,104	TrustCo Bank Corporation	144,832
13,290	U.S. Bancorp	708,623
860	Umpqua Holdings Corporation	14,930
23,715	United Community Banks, Inc.	665,917
7,180	United Financial Bancorp, Inc.	94,704
923	Univest Financial Corporation	23,278
1,180	Unum Group	43,566
3,043	Walker & Dunlop, Inc.	167,213
1,741	Washington Trust Bancorp, Inc.	90,201
3,855	Western Alliance Bancorp[b]	184,192
135	Westwood Holdings Group, Inc.	4,224
10,517	Wintrust Financial Corporation	801,395
8,172	WSFS Financial Corporation	352,867
37,675	Zions Bancorporations NA	1,858,508

	Total	82,849,785

Health Care (5.2%)
8,262	Abbott Laboratories	657,325
3,125	ABIOMED, Inc.[b]	866,906
9,564	Aerie Pharmaceuticals, Inc.[b]	364,867
26,911	Agilent Technologies, Inc.	2,112,513
4,902	AmerisourceBergen Corporation	366,474
7,040	Amgen, Inc.	1,262,413
487	Amplifon SPA	9,369
1,681	Ardelyx, Inc.[b]	5,715
4,541	Arena Pharmaceuticals, Inc.[b]	207,751
12,392	Array BioPharma, Inc.[b]	280,183
61	Atrion Corporation	53,680
2,023	Biogen, Inc.[b]	463,753
15,821	BioMarin Pharmaceutical, Inc.[b]	1,353,170
165	Bio-Rad Laboratories, Inc.[b]	49,653
2,960	Bio-Techne Corporation	605,586
12,790	Bruker Corporation	493,694
52,683	Catalent, Inc.[b]	2,361,252
1,861	Charles River Laboratories International, Inc.[b]	261,415
6,470	Cigna Holding Company	1,027,695
8,324	Concert Pharmaceuticals, Inc.[b]	85,571
20,847	CVS Health Corporation	1,133,660
8,303	Danaher Corporation	1,099,649
5,145	Dexcom, Inc.[b]	622,905
6,038	Edwards Lifesciences Corporation[b]	1,063,111
37,130	GenMark Diagnostics, Inc.[b]	268,821
32,043	Gilead Sciences, Inc.	2,084,077
322	GN Store Nord AS	16,504
67,591	Halozyme Therapeutics, Inc.[b]	1,090,243
1,455	Hill-Rom Holdings, Inc.	147,566
3,109	Humana, Inc.	794,070
1,500	Illumina, Inc.[b]	468,000
9,558	Immunomedics, Inc.[b]	153,119
14,977	Inogen, Inc.[b]	1,307,492
16,526	Inspire Medical Systems, Inc.[b]	854,229
13,226	Intersect ENT, Inc.[b]	429,713
3,672	Intra-Cellular Therapies, Inc.[b]	48,360
1,421	Intuitive Surgical, Inc.[b]	725,605
8,530	Jazz Pharmaceuticals, Inc.[b]	1,106,938
25,615	Johnson & Johnson	3,616,838
200	KYORIN Holdings, Inc.	3,758
717	Laboratory Corporation of America Holdings[b]	114,663
26,329	LHC Group, Inc.[b]	2,925,415
5,476	Ligand Pharmaceuticals, Inc.[b]	689,155
65	LNA Sante	3,357
3,486	Magellan Health Services, Inc.[b]	244,020
41	Masimo Corporation[b]	5,336
2,806	McKesson Corporation	334,615
25,154	Medtronic plc	2,233,927
29,630	Merck & Company, Inc.	2,332,177
12,399	Merit Medical Systems, Inc.[b]	696,576
26,802	Natera, Inc.[b]	512,186
1,952	National Healthcare Corporation	147,239
10,853	Neurocrine Biosciences, Inc.[b]	784,021
3,548	Nevro Corporation[b]	218,947
2,892	Novartis AG	236,971
5,349	Novo Nordisk AS	262,072
6,999	Novocure, Ltd.[b]	308,446
6,239	NuVasive, Inc.[b]	378,083
11,964	Omnicell, Inc.[b]	961,427
79,552	Optinose, Inc.[a,b]	792,338
571	Orthifix Medical, Inc.[b]	31,285
14,206	PerkinElmer, Inc.	1,361,503
39,263	Pfizer, Inc.	1,594,470
125	Phibro Animal Health Corporation	4,339
141	Recordati SPA	5,697
5,729	ResMed, Inc.	598,738
851	Roche Holding AG	224,548
4,526	Sage Therapeutics, Inc.[b]	761,409
30,058	Syneos Health, Inc.[b]	1,410,622
17,505	Tactile Systems Technology, Inc.[b]	871,049
12,395	Teleflex, Inc.	3,547,201
6,888	Thermo Fisher Scientific, Inc.	1,911,076
11,511	UnitedHealth Group, Inc.	2,682,869
5,501	Universal Health Services, Inc.	697,912
12,575	Valeant Pharmaceuticals International, Inc.[b]	290,357
4,489	Varian Medical Systems, Inc.[b]	611,267
18,931	Veeva Systems, Inc.[b]	2,647,879
6,301	Vertex Pharmaceuticals, Inc.[b]	1,064,743
4,451	West Pharmaceutical Services, Inc.	550,989
122,049	Wright Medical Group NVa,b	3,608,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Health Care (5.2%) - continued
20,148	Zoetis, Inc.	$2,051,872

	Total	70,633,428

Industrials (5.9%)
2,331	3M Company	441,748
4,947	Acco Brands Corporation	45,216
2,458	ACS Actividades de Construccion y Servicios, SA	113,034
2,075	Acuity Brands, Inc.	303,635
2,066	Aegion Corporation[b]	41,134
16,069	Aerojet Rocketdyne Holdings, Inc.[b]	544,096
27,685	AGCO Corporation	1,959,544
272	Alamo Group, Inc.	28,190
16,342	AMETEK, Inc.	1,440,874
31,336	Arcosa, Inc.	975,490
9,712	ASGN, Inc.[b]	612,244
437	Astronics Corporation[b]	14,570
4,054	Atlas Copco AB, Class A	126,543
3,636	Atlas Copco AB, Class B	103,561
12,137	AZZ, Inc.	576,386
3,104	Boeing Company	1,172,350
4,375	Brink’s Company	349,694
206	Bureau Veritas SA	5,222
27,004	BWX Technologies, Inc.	1,379,904
1,945	Carlisle Companies, Inc.	275,062
27,350	Casella Waste Systems, Inc.[b]	1,020,702
21,032	CBIZ, Inc.[b]	406,128
87	Chase Corporation	8,149
433	CIA De Distribucion Integral	10,273
603	Columbus McKinnon Corporation	23,734
10,116	Costamare, Inc.	61,101
546	CRA International, Inc.	28,436
11,151	Crane Company	948,393
630	CSW Industrials, Inc.[b]	37,768
13,721	CSX Corporation	1,092,603
197	Cummins, Inc.	32,759
16,991	Curtiss-Wright Corporation	1,935,955
18,650	Delta Air Lines, Inc.	1,087,108
1,425	Douglas Dynamics, Inc.	53,808
3,241	Dover Corporation	317,748
18,814	EMCOR Group, Inc.	1,583,010
11,202	Emerson Electric Company	795,230
24,330	Encore Wire Corporation	1,442,526
275	Ennis, Inc.	5,549
1,301	ESCO Technologies, Inc.	97,575
12,915	Federal Signal Corporation	371,565
5,065	Forrester Research, Inc.	257,606
89	Franklin Electric Company, Inc.	4,349
4,916	General Dynamics Corporation	878,587
2,852	Gorman-Rupp Company	94,972
13,934	Granite Construction, Inc.	625,497
5,692	GWA Group, Ltd.	13,519
19,053	Healthcare Services Group, Inc.[a]	644,944
11,896	Heico Corporation	1,255,385
875	Herc Holdings, Inc.[b]	42,140
229	Hillenbrand, Inc.	9,852
1,100	Hino Motors, Ltd.	10,429
500	Hitachi Zosen Corporation	1,550
20,353	Honeywell International, Inc.	3,533,891
1,119	Hub Group, Inc.[b]	46,517
7,711	Hubbell, Inc.	983,924
3,435	Huntington Ingalls Industries, Inc.	764,562
796	Hyster-Yale Materials Handling, Inc.	53,029
1,116	ICF International, Inc.	86,903
6,301	IDEX Corporation	987,115
1,848	Illinois Tool Works, Inc.	287,604
700	Inaba Denki Sangyo Company, Ltd.	28,517
13,521	Ingersoll-Rand plc	1,657,810
25,826	Interface, Inc.	414,249
6,782	JB Hunt Transport Services, Inc.	640,763
13,110	Johnson Controls International plc	491,625
3,015	KAR Auction Services, Inc.	170,287
1,225	Kelly Services, Inc.	27,268
111,591	KeyW Holding Corporation[b]	1,265,442
4,260	Kforce, Inc.	153,445
922	Koninklijke Philips NV	39,594
4,297	Korn Ferry	202,045
14,666	Lincoln Electric Holdings, Inc.	1,279,902
3,145	Lockheed Martin Corporation	1,048,323
900	Marubeni Corporation	6,449
13,524	Masonite International Corporation[b]	696,351
592	Meggitt plc	4,213
11,938	Mercury Systems, Inc.[b]	871,713
14,057	Milacron Holdings Corporation[b]	205,373
500	Mitsuboshi Belting, Ltd.	9,499
500	Mitsui & Company, Ltd.	8,087
2,971	Moog, Inc.	278,204
142,302	MRC Global, Inc.[b]	2,466,094
8,321	Mueller Industries, Inc.	242,724
3,270	Mueller Water Products, Inc.	35,087
2,215	National Express Group plc	11,871
12,085	NCI Building Systems, Inc.[b]	69,126
1,800	Nitto Kogyo Corporation	35,339
905	Nobina ABc	5,811
7,307	Norfolk Southern Corporation	1,490,774
667	Northgate plc	3,201
5,320	Old Dominion Freight Line, Inc.	794,170
15,216	Oshkosh Corporation	1,256,689
4,178	PageGroup plc	29,372
4,841	Parker Hannifin Corporation	876,608
67,774	Primoris Services Corporation	1,485,606
10,855	Raven Industries, Inc.	422,368
4,458	Raytheon Company	791,696
13,112	Regal-Beloit Corporation	1,115,569
5,841	RELX plc	134,201
1,851	Resources Connection, Inc.	29,727
80,564	Ritchie Brothers Auctioneers, Inc.	2,802,822
1,341	Rockwell Automation, Inc.	242,332
42	Rockwool International AS	11,237
5,287	Roper Industries, Inc.	1,901,734
106	Rush Enterprises, Inc.	4,495
2,720	Sandvik AB	50,370
475	Schindler Holding AG, Participation Certificate	102,659
15,876	SiteOne Landscape Supply, Inc.[b]	1,068,455
3,964	SKF AB	73,580
41,370	Southwest Airlines Company	2,243,495
3,187	SP Plus Corporation[b]	110,015
289	Spirax-Sarco Engineering plc	31,159
1,987	SPX Corporation[b]	72,525
11,181	SPX FLOW, Inc.[b]	401,845
7,965	Standex International Corporation	526,248
5,200	Sumitomo Corporation	74,531
9,200	Sumitomo Electric Industries, Ltd.	122,412
200	Taikisha, Ltd.	6,044
300	Teijin, Ltd.	5,161
635	Teledyne Technologies, Inc.[b]	157,804
700	Toppan Forms Company, Ltd.	6,402
18,063	TPI Composites, Inc.[b]	559,050
491	Transcontinental, Inc.	5,901
1,922	TransDigm Group, Inc.[b]	927,403
7,960	TransUnion	554,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Industrials (5.9%) - continued
9,231	TriMas Corporation[b]	$285,515
500	Tsubakimoto Chain Company	18,637
360	UniFirst Corporation	56,927
5,600	United Continental Holdings, Inc.[b]	497,616
5,228	United Parcel Service, Inc.	555,318
7,881	United Rentals, Inc.[b]	1,110,590
19,852	United Technologies Corporation	2,831,094
2,605	Universal Truckload Services, Inc.	63,614
10,841	Valmont Industries, Inc.	1,461,800
17,115	Verisk Analytics, Inc.	2,415,611
3,670	WABCO Holdings, Inc.[b]	486,055
9,358	WageWorks, Inc.[b]	456,577
36,359	Waste Connections, Inc.	3,373,024
2,841	Watsco, Inc.	450,213
201	Watts Water Technologies, Inc.	17,204
25,128	Willdan Group, Inc.[b]	993,310
10,390	Xylem, Inc.	866,526
400	Yuasa Trading Company, Ltd.	11,411

	Total	81,259,319

Information Technology (8.4%)
5,292	Accenture plc	966,690
12,021	Advanced Energy Industries, Inc.[b]	694,333
51,466	Advanced Micro Devices, Inc.[b]	1,422,006
20,258	Akamai Technologies, Inc.[b]	1,621,855
3,170	Alliance Data Systems Corporation	507,517
167	Altisource Portfolio Solutions SAb	3,953
1,466	Amadeus IT Holding SA	116,836
1,626	American Software, Inc.	21,057
33,163	Amphenol Corporation	3,301,708
3,269	ANSYS, Inc.[b]	640,070
18,738	Apple, Inc.	3,760,154
9,032	Arista Networks, Inc.[b]	2,820,603
9,401	Arrow Electronics, Inc.[b]	794,478
2,001	Atkore International Group, Inc.[b]	49,545
5,290	Atlassian Corporation plc[b]	582,693
4,156	Autodesk, Inc.[b]	740,641
7,084	Automatic Data Processing, Inc.	1,164,539
9,735	Benchmark Electronics, Inc.	263,137
31,278	Blackline, Inc.[b]	1,597,680
32,439	Booz Allen Hamilton Holding Corporation	1,923,308
455	Broadridge Financial Solutions, Inc.	53,749
271	CACI International, Inc.[b]	52,829
5,800	Canon, Inc.	160,939
1,227	Capgemini SA	148,902
11,726	CDK Global, Inc.	707,312
3,122	CDW Corporation	329,683
2,801	CGI, Inc.[b]	201,613
63,210	Ciena Corporation[b]	2,424,736
121,126	Cisco Systems, Inc.	6,777,000
44,035	Clearwater Energy, Inc., Class A	676,818
7,721	Cognex Corporation	389,370
10,908	Cognizant Technology Solutions Corporation	795,848
1,505	Cohu, Inc.	22,319
982	CommVault Systems, Inc.[b]	51,653
118	Computer Services, Inc.	7,699
4,305	Computershare, Ltd.	54,158
8,699	CoreLogic, Inc.[b]	353,266
9,401	Coupa Software, Inc.[b]	971,405
644	CSG Systems International, Inc.	28,755
12,514	Descartes Systems Group, Inc.[b]	500,310
28,763	DocuSign, Inc.[b]	1,629,999
73,526	Dolby Laboratories, Inc.	4,756,397
1,092	DXC Technology Company	71,788
3,564	Ebix, Inc.[a]	179,911
5,169	Envestnet, Inc.[b]	366,947
3,640	Euronet Worldwide, Inc.[b]	545,600
2,296	ExlService Holdings, Inc.[b]	136,382
509	eXp World Holdings, Inc.[b]	5,548
16,292	Five9, Inc.[b]	864,616
12,845	Global Payments, Inc.	1,876,269
27,645	Guidewire Software, Inc.[b]	2,944,192
5,260	Halma plc	123,766
6,910	International Business Machines Corporation	969,266
3,045	Intuit, Inc.	764,478
60	Jenoptik AG	2,375
9,082	Keysight Technologies, Inc.[b]	790,406
3,450	KLA-Tencor Corporation	439,806
2,480	Kulicke and Soffa Industries, Inc.	57,710
5,270	Lam Research Corporation	1,093,156
129,343	Lattice Semiconductor Corporation[b]	1,674,992
1,004	ManTech International Corporation	62,238
9,703	MasterCard, Inc.	2,466,891
6,235	Methode Electronics, Inc.	183,995
54,336	Microsoft Corporation	7,096,282
2,268	MicroStrategy, Inc.[b]	339,520
2,344	MoneyGram International, Inc.[b]	7,759
26,403	Monolithic Power Systems, Inc.	4,111,211
9,629	Monotype Imaging Holdings, Inc.	166,004
33,574	National Instruments Corporation	1,581,335
900	NEC Networks & System Integration Corporation	21,681
26,659	New Relic, Inc.[b]	2,805,593
7,452	Nice, Ltd. ADR[b]	1,027,333
5,995	Novanta, Inc.[b]	521,685
3,035	NVIDIA Corporation	549,335
46,536	Oracle Corporation	2,574,837
4,743	Palo Alto Networks, Inc.[b]	1,180,201
9,565	PayPal Holdings, Inc.[b]	1,078,645
9,205	Pegasystems, Inc.	690,467
26,389	Plexus Corporation[b]	1,588,090
4,771	Presidio, Inc.	71,660
3,166	Progress Software Corporation	144,401
15,768	Proofpoint, Inc.[b]	1,977,623
15,851	Q2 Holdings, Inc.[b]	1,195,482
6,840	QUALCOMM, Inc.	589,129
46,628	Quantenna Communications, Inc.[b]	1,135,392
22,990	Rogers Corporation[b]	3,851,285
3,549	Rudolph Technologies, Inc.[b]	85,850
300	Ryoyo Electro Corporation	4,619
55,633	SailPoint Technologies Holdings, Inc.[b]	1,572,189
9,794	Salesforce.com, Inc.[b]	1,619,438
2,219	ScanSource, Inc.[b]	83,545
597	Science Applications International Corporation	44,745
7,729	ServiceNow, Inc.[b]	2,098,501
3,900	Shinko Electric Industries Company, Ltd.	34,418
515	Silicon Laboratories, Inc.[b]	55,445
2,016	Splunk, Inc.[b]	278,289
1,901	Sykes Enterprises, Inc.[b]	52,753
24,601	Synopsys, Inc.[b]	2,978,689
8,448	Teradata Corporation[b]	384,131
8,534	Teradyne, Inc.	418,166
18,790	Texas Instruments, Inc.	2,214,026
317	Trimble, Inc.[b]	12,940
9,173	Tyler Technologies, Inc.[b]	2,127,310
3,902	Universal Display Corporation[a]	622,759
327	Verint Systems, Inc.[b]	19,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Information Technology (8.4%) - continued
43,450	Virtusa Corporation[b]	$2,413,647
10,545	Visa, Inc.	1,733,914
16,777	Xilinx, Inc.	2,015,589
22,147	Zuora, Inc.[b]	489,449

	Total	115,373,005

Materials (1.1%)
15,510	Alcoa Corporation[b]	413,807
593	Avery Dennison Corporation	65,615
6,273	Balchem Corporation	636,772
6,775	Ball Corporation	406,093
6,821	BHP Group plc	161,007
3,945	BHP Group, Ltd.	104,394
113	Boliden ABb	3,363
7,821	Celanese Corporation	843,808
15,970	CF Industries Holdings, Inc.	715,137
15,902	Chemours Company	572,631
1,858	Continental Building Products, Inc.[b]	47,658
12,355	Eastman Chemical Company	974,562
6,790	Ferroglobe Representation & Warranty Insurance Trust[b,d]	1
137	Fuchs Petrolub SE	5,974
1,861	Granges AB	20,206
1,272	Hexpol AB	9,936
400	Hokuetsu Corporation	2,182
212	Innophos Holdings, Inc.	6,824
5,219	Innospec, Inc.	442,676
3,400	JFE Holdings, Inc.	58,507
2,600	JSR Corporation	39,672
3,436	Kadant, Inc.	337,037
3,504	Kaiser Aluminum Corporation	344,794
792	Koninklijke DSM NV	90,583
1,369	Kraton Performance Polymers, Inc.[b]	44,931
1,800	Kyoei Steel, Ltd.	29,909
200	Lintec Corporation	4,319
5,600	Martin Marietta Materials, Inc.	1,242,640
294	Materion Corporation	17,061
1,663	Mercer International, Inc.	23,548
998	Methanex Corporation	54,810
3,050	Minerals Technologies, Inc.	191,448
4,800	Mitsubishi Gas Chemical Company, Inc.	72,062
4,577	Myers Industries, Inc.	81,882
1,500	Nippon Kayaku Company, Ltd.	17,627
5,800	Nippon Steel Corporation	103,743
6,533	Nucor Corporation	372,838
21,037	Nutanix, Inc.[b]	908,588
588	Olympic Steel, Inc.	9,537
19,688	OMNOVA Solutions, Inc.[b]	145,691
17,970	Owens-Illinois, Inc.	355,087
1,882	Packaging Corporation of America	186,619
10,598	Reliance Steel & Aluminum Company	974,592
2,803	Ryerson Holding Corporation[b]	24,246
3,896	Sandfire Resources NL	19,379
6,833	Schweitzer-Mauduit International, Inc.	243,050
20,799	Scotts Miracle-Gro Company	1,768,331
15,981	Steel Dynamics, Inc.	506,278
200	Taiyo Holdings Company, Ltd.	7,045
1,200	Toagosei Company, Ltd.	13,100
8,502	United States Lime & Minerals, Inc.	687,982
4,707	UPM-Kymmene Oyj	132,902
701	Worthington Industries, Inc.	28,131

	Total	14,570,615

Real Estate (1.2%)
363	Acadia Realty Trust	10,251
15,366	Agree Realty Corporation	1,006,012
3,006	Alexander & Baldwin, Inc.	71,002
3,300	Alexandria Real Estate Equities, Inc.	469,887
94	American Assets Trust, Inc.	4,342
22,301	American Campus Communities, Inc.	1,052,607
1,529	Apartment Investment & Management Company	75,471
1,585	Apple Hospitality REIT, Inc.	26,073
2,155	Ares Commercial Real Estate Corporation	32,756
1,779	Armada Hoffler Properties, Inc.	28,731
5,825	Ashford Hospitality Trust, Inc.	32,096
1,282	BBX Capital Corporation	7,102
528	Bluerock Residential Growth REIT, Inc.	5,919
1,255	Brandywine Realty Trust	19,314
9,004	Brixmor Property Group, Inc.	160,992
7,021	Camden Property Trust	706,664
378	CareTrust REIT, Inc.	9,166
245	Castellum AB	4,405
8,132	CBL & Associates Properties, Inc.	8,213
11,448	Cedar Realty Trust, Inc.	35,145
2,507	Chatham Lodging Trust	49,363
145	Chesapeake Lodging Trust	4,132
669	Choice Properties REIT	6,811
1,366	City Office REIT, Inc.	15,846
188	Columbia Property Trust, Inc.	4,269
1,826	CoreCivic, Inc.	37,999
1,150	Corepoint Lodging, Inc.	14,375
8,999	CoreSite Realty Corporation	984,581
3,978	Corporate Office Properties Trust	110,907
112,515	Cousins Properties, Inc.	1,076,769
576	CubeSmart	18,380
887	CyrusOne, Inc.	49,397
1,000	Daito Trust Construction Company, Ltd.	133,903
225	Deutsche EuroShop AG	6,762
876	DiamondRock Hospitality Company	9,513
2,640	Digital Realty Trust, Inc.	310,754
3,973	Douglas Emmett, Inc.	163,648
11,980	Duke Realty Corporation	372,818
263	EastGroup Properties, Inc.	30,069
2,658	Empire State Realty Trust, Inc.	41,093
1,319	EPR Properties	104,016
955	Equity Commonwealth	30,369
1,089	Equity Lifestyle Properties, Inc.	127,086
1,521	Farmland Partners, Inc.	9,978
1,012	First Industrial Realty Trust, Inc.	35,693
213	Four Corners Property Trust, Inc.	6,058
5,090	Franklin Street Properties Corporation	40,007
2,785	Gaming and Leisure Properties, Inc.	112,458
3,476	GEO Group, Inc.	69,590
770	Getty Realty Corporation	24,971
2,082	Gladstone Commercial Corporation	45,283
196	Global Net Lease, Inc.	3,738
1,014	Granite REIT	46,162
428	H&R REIT	7,313
2,369	Healthcare Realty Trust, Inc.	73,155
2,842	Healthcare Trust of America, Inc.	78,382
4,220	Highwoods Properties, Inc.	188,128
8,318	Hospitality Properties Trust	216,268
16,098	Host Hotels & Resorts, Inc.	309,726
108	Howard Hughes Corporation[b]	11,988
1,485	Hudson Pacific Properties, Inc.	51,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (36.0%)	Value
Real Estate (1.2%) - continued
10,000	Hysan Development Company, Ltd.	$56,047
1,017	Industrial Logistics Properties Trust	20,187
374	Investors Real Estate Trust	22,545
2,152	iSTAR Financial, Inc.	18,658
1,618	JBG SMITH Properties	68,846
1,758	Jones Lang LaSalle, Inc.	271,734
3,621	Kilroy Realty Corporation	278,491
1,393	Kite Realty Group Trust	21,995
2,313	Klepierre SA	82,191
1,859	Lamar Advertising Company	153,684
1,215	Lexington Realty Trust	11,020
2,112	Liberty Property Trust	104,840
387	Life Storage, Inc.	36,877
200	LTC Properties, Inc.	9,012
689	Mack-Cali Realty Corporation	16,040
3,408	Medical Properties Trust, Inc.	59,504
429	MGM Growth Properties LLC	13,840
48,665	Mirvac Group	97,422
2,054	Monmouth Real Estate Investment Corporation	28,222
307	National Health Investors, Inc.	23,157
1,857	National Storage Affiliates Trust	54,336
993	Office Properties Income Trust	26,950
1,952	Omega Healthcare Investors, Inc.	69,081
1,392	One Liberty Properties, Inc.	39,394
3,253	Outfront Media, Inc.	77,519
1,678	Paramount Group, Inc.	24,314
2,949	Pebblebrook Hotel Trust	96,019
3,058	Pennsylvania REIT	18,409
55,267	Physicians Realty Trust	998,122
676	Piedmont Office Realty Trust, Inc.	14,074
2,923	PotlatchDeltic Corporation	113,003
131	PS Business Parks, Inc.	20,124
6,050	QTS Realty Trust, Inc.	274,367
1,083	Quebecor, Inc.	27,008
2,336	Rayonier, Inc. REIT	74,261
1,050	RE/MAX Holdings, Inc.	45,497
5,913	Realogy Holdings Corporation[a]	76,987
883	Redfin Corporation[b]	18,260
637	Retail Opportunity Investments Corporation	11,179
5,795	Retail Properties of America, Inc.	71,221
1,414	RLJ Lodging Trust	26,032
196	RMR Group, Inc.	11,337
3,000	Road King Infrastructure, Ltd.	6,813
1,735	RPT Realty	21,046
735	Ryman Hospitality Properties	58,506
7,493	Sabra Health Care REIT, Inc.	146,563
414	Saul Centers, Inc.	22,087
7,759	SBA Communications Corporation[b]	1,580,741
1,560	Scentre Group	4,208
9,402	Senior Housing Property Trust	75,498
698	Seritage Growth Properties	31,124
905	SITE Centers Corporation	11,982
1,298	Spirit Realty Capital, Inc.	52,517
2,489	St. Joe Company[b]	42,413
651	STAG Industrial, Inc.	18,736
1,650	Store Capital Corporation	54,978
4,170	Summit Hotel Properties, Inc.	48,414
1,597	Sunstone Hotel Investors, Inc.	22,997
1,000	Swire Pacific, Ltd.	12,663
1,668	Tanger Factory Outlet Centers, Inc.	30,124
919	Taubman Centers, Inc.	45,307
23,926	Terreno Realty Corporation	1,068,296
1,235	UMH Properties, Inc.	17,352
138	Universal Health Realty Income Trust	11,181
3,245	Urban Edge Properties	60,260
1,609	Urstadt Biddle Properties, Inc.	35,285
3,611	VICI Properties, Inc.	82,331
8,237	Vicinity Centres	14,772
4,972	Washington Prime Group, Inc.	22,125
304	Washington REIT	8,585
2,067	Weingarten Realty Investors	59,819
671	Weyerhaeuser Company	17,983
7,800	Wing Tai Holdings, Ltd.	11,771
479	Xenia Hotels & Resorts, Inc.	10,370

	Total	16,088,326

Utilities (0.4%)
9,988	AGL Energy, Ltd.	156,695
8,250	Alliant Energy Corporation	389,647
1,675	Artesian Resources Corporation	60,769
83	Chesapeake Utilities Corporation	7,689
384	Clearwater Energy, Inc., Class C	6,094
6,950	CMS Energy Corporation	386,073
1,310	Consolidated Water Company, Ltd.	16,585
1,339	Contact Energy, Ltd.	6,011
4,623	Enagas SA	131,873
4,600	Entergy Corporation	445,740
12,162	Exelon Corporation	619,654
3,549	MDU Resources Group, Inc.	92,806
811	Middlesex Water Company	47,030
12,149	New Jersey Resources Corporation	608,422
8,539	NorthWestern Corporation	596,449
20,675	PNM Resources, Inc.	960,147
5,870	Public Service Enterprise Group, Inc.	350,146
7,911	Southwest Gas Holdings, Inc.	658,116
4,814	UGI Corporation	262,411
612	Unitil Corporation	34,829

	Total	5,837,186

	Total Common Stock (cost $397,384,953)	493,846,860

Principal Amount	Long-Term Fixed Income (4.7%)	Value
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$31,053	2.927%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	13,811
	Sequoia Mortgage Trust
62,147	3.805%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	50,402
	WaMu Mortgage Pass Through Certificates
29,401	3.857%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	27,996
46,229	3.905%, 10/25/2036, Ser. 2006-AR12, Class 1A1[e]	44,950

	Total	137,159

Commercial Mortgage-Backed Securities (0.1%)
	Federal Home Loan Mortgage Corporation - REMIC
500,000	3.859%, 11/25/2051, Ser. K086, Class A2[e,f]	534,499

	Total	534,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (4.7%)	Value
Mortgage-Backed Securities (2.1%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$6,725,000	3.500%, 5/1/2049[g]	$6,786,529
14,835,000	4.000%, 5/1/2049[g]	15,223,127
1,195,000	4.500%, 5/1/2049[g]	1,243,347
5,750,000	4.500%, 6/1/2049[g]	5,979,039

	Total	29,232,042

U.S. Government & Agencies (2.5%)
	U.S. Treasury Bonds
1,490,000	2.250%, 11/15/2027	1,464,856
4,500,000	2.875%, 5/15/2028	4,640,977
190,000	5.250%, 11/15/2028	234,123
2,291,000	2.500%, 5/15/2046	2,106,825
	U.S. Treasury Notes
340,000	1.000%, 10/15/2019	337,835
575,000	1.500%, 10/31/2019	572,372
675,000	1.750%, 11/30/2019	672,205
600,000	2.750%, 11/30/2020	604,102
100,000	2.500%, 2/28/2021	100,379
1,240,000	1.125%, 8/31/2021	1,208,322
410,000	2.000%, 11/30/2022	406,444
500,000	2.125%, 7/31/2024	495,684
1,210,000	2.250%, 11/15/2024	1,205,321
1,930,000	2.125%, 11/30/2024	1,910,323
540,000	2.625%, 1/31/2026	547,636
17,570,000	2.500%, 2/28/2026	17,690,107

	Total	34,197,511

	Total Long-Term Fixed Income (cost $63,875,339)	64,101,211

Shares	Collateral Held for Securities Loaned (1.1%)	Value
15,525,737	Thrivent Cash Management Trust	15,525,737

	Total Collateral Held for Securities Loaned (cost $15,525,737)	15,525,737

Shares or Principal Amount	Short-Term Investments (18.5%)	Value
	Federal Home Loan Bank Discount Notes
900,000	2.405%, 5/8/2019[h,i]	899,578
1,800,000	2.400%, 5/10/2019[h,i]	1,798,916
1,100,000	2.435%, 5/17/2019[h,i]	1,098,822
900,000	2.415%, 5/20/2019[h,i]	898,855
1,200,000	2.415%, 5/21/2019[h,i]	1,198,393
1,500,000	2.410%, 5/23/2019[h,i]	1,497,791
6,400,000	2.385%, 6/19/2019[h,i]	6,379,006
100,000	2.390%, 6/25/2019[h,i]	99,632
200,000	2.393%, 7/5/2019[h,i]	199,130
2,600,000	2.390%, 7/10/2019[h,i]	2,587,816
	Thrivent Core Short-Term Reserve Fund
23,761,634	2.690%	237,616,344

	Total Short-Term Investments (cost $254,274,598)	254,274,283

	Total Investments (cost $1,192,997,314) 103.2%	$1,417,672,746

	Other Assets and Liabilities, Net (3.2%)	(44,356,456)

	Total Net Assets 100.0%	$1,373,316,290

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $243,810 or 0.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

f	All or a portion of the security is insured or guaranteed.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$15,172,404

Total lending	$15,172,404
Gross amount payable upon return of collateral for securities loaned	$15,525,737

Net amounts due to counterparty	$353,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M     -     ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (15.5%)[a]	Value
Basic Materials (0.7%)
	Ball Metalpack Finco, LLC, Term Loan
$178,650	6.983%, (LIBOR 1M + 4.500%), 7/31/2025[b]	$178,427
	Big River Steel, LLC, Term Loan
339,825	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	341,949
	Contura Energy, Inc., Term Loan
883,813	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	882,708
	Hexion International Holdings BV, Term Loan
110,000	5.600%, (LIBOR 3M + 3.000%), 10/12/2020[b]	110,137
	Momentive Performance Materials USA, LLC, Term Loan
300,000	Zero Coupon, (LIBOR 3M + 3.250%), 4/18/2024[b,c,d,e]	300,375
	Pixelle Specialty Solutions, LLC, Term Loan
478,800	8.483%, (LIBOR 1M + 6.000%), 10/31/2024[b]	466,830
	Starfruit US Holdco, LLC, Term Loan
300,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	298,689

	Total	2,579,115

Capital Goods (1.1%)
	Advanced Disposal Services, Inc., Term Loan
307,237	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	307,723
	Flex Acquisition Company, Inc. Term Loan
739,413	5.876%, (LIBOR 3M + 3.250%), 6/22/2025[b]	726,783
	GFL Environmental, Inc., Term Loan
974,546	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	965,560
	Natgasoline, LLC, Term Loan
389,025	6.125%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	390,484
	Navistar, Inc., Term Loan
641,875	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	641,554
	Sotera Health Holdings, LLC, Term Loan
555,441	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	550,581
	Vertiv Group Corporation, Term Loan
913,307	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	872,209

	Total	4,454,894

Communications Services (4.0%)
	Altice France SA, Term Loan
279,300	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	269,351
	CenturyLink, Inc., Term Loan
1,478,620	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,468,358
	Charter Communications Operating, LLC, Term Loan
622,125	4.490%, (LIBOR 1M + 2.000%), 4/30/2025[b]	623,226
	CommScope Inc., Term Loan
830,000	0.000%, (LIBOR 1M + 3.250%), 4/4/2026[b,d,e]	836,482
	CSC Holdings, LLC, Term Loan
514,500	4.723%, (LIBOR 1M + 2.250%), 7/17/2025[b]	511,856
975,000	5.473%, (LIBOR 1M + 3.000%), 4/15/2027[b]	977,184
	Entercom Media Corporation, Term Loan
481,074	5.229%, (LIBOR 1M + 2.750%), 11/17/2024[b]	479,958
	Frontier Communications Corporation, Term Loan
812,549	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	792,236
	Gray Television, Inc., Term Loan
301,384	4.727%, (LIBOR 1M + 2.250%), 2/7/2024[b]	301,134
349,125	4.977%, (LIBOR 1M + 2.500%), 1/2/2026[b]	349,649
	HCP Acquisition, LLC, Term Loan
516,973	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	514,497
	Intelsat Jackson Holdings SA, Term Loan
505,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	504,116
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
785,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	783,038
142,703	9.223%, (LIBOR 1M + 6.750%), 7/7/2023[b,c]	139,849
	Mediacom Illinois, LLC, Term Loan
287,100	4.180%, (LIBOR 1W + 1.750%), 2/15/2024[b]	285,449
	NEP Group, Inc., Term Loan
648,375	5.733%, (LIBOR 1M + 3.250%), 10/20/2025[b,d,e]	649,386
	Sprint Communications, Inc., Term Loan
1,151,500	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	1,117,243
1,780,537	5.500%, (LIBOR 1M + 3.000%), 2/3/2024[b]	1,751,604
	Syniverse Holdings, Inc., Term Loan
173,250	7.473%, (LIBOR 1M + 5.000%), 3/9/2023[b]	164,674
	TNS, Inc., Term Loan
239,602	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	237,505
	Unitymedia Finance, LLC, Term Loan
630,000	4.723%, (LIBOR 1M + 2.250%), 1/15/2026[b]	628,249
	Univision Communications, Inc., Term Loan
432,760	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	415,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (15.5%)[a]	Value
Communications Services (4.0%) - continued
	Virgin Media Bristol, LLC, Term Loan
$800,000	4.973%, (LIBOR 1M + 2.500%), 1/15/2026[b]	$801,904
	WideOpenWest Finance, LLC, Term Loan
482,650	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	473,513
	Windstream Services, LLC, Term Loan
397,055	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	404,004

	Total	15,480,455

Consumer Cyclical (1.9%)
	Boyd Gaming Corporation, Term Loan
238,145	4.668%, (LIBOR 1W + 2.250%), 9/15/2023[b]	238,178
	Cengage Learning, Inc., Term Loan
768,253	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	739,443
	Eldorado Resorts, Inc., Term Loan
174,855	4.750%, (LIBOR 1M + 2.250%), 4/17/2024[b]	174,562
	Four Seasons Hotels, Ltd., Term Loan
478,876	4.483%, (LIBOR 1M + 2.000%), 11/30/2023[b]	478,704
	Golden Entertainment, Inc., Term Loan
839,550	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	839,550
	Men’s Warehouse, Inc., Term Loan
388,040	5.752%, (LIBOR 1M + 3.250%), 4/9/2025[b]	373,974
	Mohegan Gaming and Entertainment, Term Loan
728,781	6.483%, (LIBOR 1M + 4.000%), 10/13/2023[b]	696,635
	Scientific Games International, Inc., Term Loan
1,655,694	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,650,628
	Staples, Inc., Term Loan
225,000	7.101%, (LIBOR 3M + 4.500%), 4/9/2024[b]	221,063
670,000	7.601%, (LIBOR 3M + 5.000%), 4/9/2026[b]	661,290
	Stars Group Holdings BV, Term Loan
877,721	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	881,345
	Tenneco, Inc., Term Loan
578,550	5.233%, (LIBOR 1M + 2.750%), 10/1/2025[b]	563,363

	Total	7,518,735

Consumer Non-Cyclical (2.9%)
	Air Medical Group Holdings, Inc., Term Loan
1,501,000	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,462,409
	Albertson’s, LLC, Term Loan
590,673	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	590,980
1,192,012	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	1,192,763
	Amneal Pharmaceuticals, LLC, Term Loan
540,787	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	541,598
	Bausch Health Companies, Inc., Term Loan
948,125	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	951,880
	Endo International plc, Term Loan
832,237	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	821,834
	Energizer Holdings, Inc., Term Loan
568,575	4.750%, (LIBOR 1M + 2.250%), 1/2/2026[b]	568,575
	Grifols Worldwide Operations USA, Inc., Term Loan
480,200	4.674%, (LIBOR 1W + 2.250%), 1/31/2025[b]	480,680
	JBS USA LUX SA, Term Loan
826,136	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	826,053
550,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	550,688
	Libbey Glass, Inc., Term Loan
241,245	5.472%, (LIBOR 1M + 3.000%), 4/9/2021[b,c]	219,533
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,233,143	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,174,568
	Ortho-Clinical Diagnostics SA, Term Loan
1,082,900	5.733%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,061,697
	Plantronics, Inc., Term Loan
510,083	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	507,747
	Revlon Consumer Products Corporation, Term Loan
439,289	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	340,449

	Total	11,291,454

Energy (1.1%)
	BCP Raptor II, LLC, Term Loan
360,000	7.365%, (LIBOR 3M + 4.750%), 12/19/2025[b]	348,188
	Calpine Corporation, Term Loan
487,404	5.110%, (LIBOR 3M + 2.500%), 1/15/2024[b]	487,799
	CONSOL Energy, Inc., Term Loan
390,000	0.000%, (LIBOR 3M + 2.500%), 9/28/2024[b,d,e]	387,563
	Consolidated Energy Finance SA, Term Loan
342,413	4.973%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	337,276
	Fieldwood Energy, LLC, Term Loan
390,000	7.733%, (LIBOR 1M + 5.250%), 4/11/2022[b]	375,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (15.5%)[a]	Value
Energy (1.1%) - continued
	HFOTCO, LLC, Term Loan
$863,475	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	$861,316
	Radiate Holdco, LLC, Term Loan
1,293,501	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,288,884

	Total	4,086,077

Financials (2.2%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
712,155	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[b]	711,735
	Cyxtera DC Holdings, Inc., Term Loan
157,200	5.600%, (LIBOR 3M + 3.000%), 5/1/2024[b]	152,680
85,000	9.860%, (LIBOR 3M + 7.250%), 5/1/2025[b]	77,917
	Digicel International Finance, Ltd., Term Loan
804,789	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[b]	719,281
	Genworth Holdings, Inc., Term Loan
148,500	6.987%, (LIBOR 1M + 4.500%), 3/7/2023[b]	149,614
	GGP Nimbus, LLC, Term Loan
900,475	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	880,439
	Grizzly Finco, Term Loan
646,750	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	648,813
	Harland Clarke Holdings Corporation, Term Loan
704,388	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	617,072
	Level 3 Parent, LLC, Term Loan
1,000,000	4.733%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,000,250
	MoneyGram International, Inc., Term Loan
397,405	5.733%, (LIBOR 1M + 3.250%), 3/27/2020[b]	378,103
	Sable International Finance, Ltd., Term Loan
1,259,520	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,264,092
	Trans Union, LLC, Term Loan
481,444	4.483%, (LIBOR 1M + 2.000%), 4/9/2023[b]	481,444
	Tronox Finance, LLC, Term Loan
1,284,716	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	1,287,131

	Total	8,368,571

Technology (1.0%)
	First Data Corporation, Term Loan
1,345,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,344,597
	Micron Technology, Inc., Term Loan
702,773	4.240%, (LIBOR 1M + 1.750%), 4/26/2022[b]	703,301
	Rackspace Hosting, Inc., Term Loan
1,363,907	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	1,289,028
	SS&C Technologies Holdings Europe SARL, Term Loan
183,041	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	183,065
	SS&C Technologies, Inc., Term Loan
256,064	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	256,097

	Total	3,776,088

Utilities (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
1,007,062	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	976,851
	Core and Main, LP, Term Loan
399,938	5.626%, (LIBOR 3M + 3.000%), 8/1/2024[b]	400,189
	EnergySolutions, LLC, Term Loan
297,750	6.351%, (LIBOR 3M + 3.750%), 5/11/2025[b]	279,885
	Talen Energy Supply, LLC, Term Loan
333,041	6.490%, (LIBOR 1M + 4.000%), 7/6/2023[b]	333,084
	TerraForm Power Operating, LLC, Term Loan
272,243	4.483%, (LIBOR 1M + 2.000%), 11/8/2022[b,c]	271,222

	Total	2,261,231

	Total Bank Loans (cost $60,412,396)	59,816,620

Shares	Common Stock (46.6%)	Value
Communications Services (2.8%)
4,958	Activision Blizzard, Inc.	239,025
1,100	Alphabet, Inc., Class Ag	1,318,856
965	Alphabet, Inc., Class Cg	1,146,883
73,237	Auto Trader Group plc[h]	541,395
4,450	CBS Corporation	228,151
578	Charter Communications, Inc.[g]	214,548
22,220	Comcast Corporation	967,237
11,908	DISH Network Corporation[g]	418,209
5,720	Facebook, Inc.[g]	1,106,248
1,290	Ipsos SA	37,418
114,933	KCOM Group plc	146,725
21,800	KDDI Corporation	502,437
45,262	Mediaset Espana Comunicacion SA	351,013
3,984	News Corporation, Class B	49,760
2,100	NTT DOCOMO, INC.	45,603
3,113	Rightmove plc	22,012
17,254	Seven West Media, Ltd.[g]	6,886
39,050	Telenor ASA[i]	784,978
157,936	Telstra Corporation, Ltd.	376,179
3,429	Tencent Holdings, Ltd., ADR	168,844
12,900	TV Asahi Holdings Corporation	227,656
11,291	Twitter, Inc.[g]	450,624
24,240	Verizon Communications, Inc.	1,386,286
2,929	Wolters Kluwer NV	204,438

	Total	10,941,411

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value
Consumer Discretionary (4.8%)
1,119	Amazon.com, Inc.[g]	$2,155,776
18,459	American Axle & Manufacturing Holdings, Inc.[g]	272,270
1,600	AOKI Holdings, Inc.	16,722
1,400	Aoyama Trading Company, Ltd.	30,751
3,659	Aptiv plc	313,576
1,900	Autobacs Seven Company, Ltd.	33,136
21,670	Barratt Developments plc	170,475
4,600	Benesse Holdings, Inc.	127,180
8,672	Berkeley Group Holdings plc	425,420
203	Booking Holdings, Inc.[g]	376,563
1,017	Bovis Homes Group plc	14,745
2,100	Bridgestone Corporation	83,308
1,141	Bright Horizons Family Solutions, Inc.[g]	146,219
21,776	Bunzl plc	656,789
1,243	Burberry Group plc	32,762
9,796	Caesars Entertainment Corporation[g]	91,691
7,904	Carnival plc	419,028
1,066	Century Casinos, Inc.[g]	9,701
2,880	Children’s Place, Inc.[i]	324,922
2,100	Chiyoda Company, Ltd.	33,278
4,345	Cie Generale des Etablissements Michelin	561,856
44,700	Citizen Watch Company, Ltd.	252,029
1,315	Compass Group plc	29,921
4,263	Countryside Properties plc[h]	18,883
5,523	Crocs, Inc.[g]	153,816
4,650	D.R. Horton, Inc.	206,042
14,800	Denso Corporation	646,687
909	Emerald Expositions Events, Inc.	12,771
4,615	Etsy, Inc.[g]	311,697
800	Exedy Corporation	18,332
2,850	Expedia Group, Inc.	370,044
2,267	G-III Apparel Group, Ltd.[g]	97,821
3,299	Gildan Activewear, Inc.	121,647
7,715	Harley-Davidson, Inc.	287,229
4,611	Home Depot, Inc.	939,261
4,570	Inchcape plc	36,690
5,164	Las Vegas Sands Corporation	346,246
10,580	Lowe’s Companies, Inc.	1,197,021
2,150	Lululemon Athletica, Inc.[g]	379,153
5,612	Magna International, Inc.	312,252
26,202	Marks and Spencer Group plc	97,740
22,715	Moneysupermarket.com Group plc	107,894
1,273	Netflix, Inc.[g]	471,697
14,700	NHK Spring Company, Ltd.	132,410
7,525	NIKE, Inc.	660,921
104,000	Nissan Motor Company, Ltd.	834,917
5,375	Norwegian Cruise Line Holdings, Ltd.[g]	303,096
1,900	Onward Holdings Company, Ltd.	10,482
1,440	Oxford Industries, Inc.	119,606
1,128	Peugeot SA	29,575
1,400	Plenus Company, Ltd.	23,127
8,066	Red Rock Resorts, Inc.	217,621
19,026	Redrow plc	153,145
2,650	RHg,i	282,782
3,800	Sangetsu Company, Ltd.	71,231
55,700	Sekisui House, Ltd.	898,067
1,100	SHIMAMURA Company, Ltd.	82,020
2,639	SmartCentres Real Estate Investment Trust	66,738
3,017	Starbucks Corporation	234,361
33,600	Sumitomo Rubber Industries, Ltd.	413,157
6,661	Super Retail Group, Ltd.	40,685
700	Takara Standard Company, Ltd.	10,656
66,525	Taylor Wimpey plc	157,718
10,360	Toll Brothers, Inc.	394,716
17,900	Toyoda Gosei Company, Ltd.	372,628
400	TS Tech Company, Ltd.	12,013
1,500	United Arrows, Ltd.	47,380
2,558	WH Smith plc	68,437
50,600	Yahoo Japan Corporation	135,075
3,539	Zumiez, Inc.[g]	94,244

	Total	18,577,849

Consumer Staples (3.3%)
2,300	Arcs Company, Ltd.	46,627
3,611	Bunge, Ltd.	189,253
2,996	Carlsberg AS	387,385
1,854	Casey’s General Stores, Inc.	245,377
9,967	Colgate-Palmolive Company	725,498
20,189	Cott Corporation	313,131
14,068	Empire Company, Ltd.	312,926
3,138	ForFarmers BV	26,831
719	Glanbia plc	13,217
22,392	Hain Celestial Group, Inc.[g,i]	488,593
19,210	Imperial Brands plc	611,228
52,700	Japan Tobacco, Inc.	1,217,772
2,868	John B. Sanfilippo & Son, Inc.	206,811
1,970	Kimberly-Clark Corporation	252,909
18,080	Koninklijke Ahold Delhaize NV	435,759
401	L’Oreal SA	110,296
700	Ministop Company, Ltd.	11,034
5,231	Monster Beverage Corporation[g]	311,768
9,080	PepsiCo, Inc.	1,162,694
6,747	Philip Morris International, Inc.	584,020
6,500	Sugi Holdings Company, Ltd.	328,741
9,800	Sundrug Company, Ltd.	262,743
23,218	SunOpta, Inc.[g]	82,424
10,864	Swedish Match AB	529,724
5,700	TreeHouse Foods, Inc.[g]	381,786
1,000	TSURUHA Holdings, Inc.	85,226
6,506	Turning Point Brands, Inc.	278,262
12,978	Unilever NV	785,232
19,047	Unilever plc	1,154,537
10,630	Wal-Mart Stores, Inc.	1,093,189

	Total	12,634,993

Energy (1.9%)
11,510	BP plc ADR	503,332
50,199	Callon Petroleum Company[g]	376,995
10,171	Chevron Corporation	1,221,130
4,964	Contura Energy, Inc.[g]	279,721
2,550	Diamondback Energy, Inc.	271,295
32,676	Euronav NV	306,501
6,854	Exxon Mobil Corporation	550,239
504	Gaztransport Et Technigaz SA	45,607
10,094	Halliburton Company	285,963
30,760	Marathon Oil Corporation	524,150
7,282	Marathon Petroleum Corporation	443,255
7,235	Nine Energy Service, Inc.[g]	145,641
17,487	Pacific Drilling SAg	259,682
17,900	Patterson-UTI Energy, Inc.	243,261
3,571	Pioneer Natural Resources Company	594,429
1,517	Royal Dutch Shell plc, Class A	48,334
32,052	Royal Dutch Shell plc, Class B	1,034,427
3,990	Talos Energy, Inc.[g]	118,503

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value
Energy (1.9%) - continued
19,537	WPX Energy, Inc.[g]	$271,369

	Total	7,523,834

Financials (7.6%)
4,407	Aareal Bank AG	154,149
239	AB Industrivarden	5,379
8,040	Aflac, Inc.	405,055
1,527	Allianz SE	369,099
6,783	Allstate Corporation	671,924
15,300	Ally Financial, Inc.	454,563
2,811	American Express Company	329,534
5,022	American Financial Group, Inc.	519,928
4,520	American International Group, Inc.	215,016
28,258	Ares Capital Corporation	508,644
1,112	Argo Group International Holdings, Ltd.	86,814
20,661	Assured Guaranty, Ltd.	985,530
23,965	Banca Monte dei Paschi di Siena SPA[g,i]	36,417
69,509	Bank of America Corporation	2,125,585
276	Bank of Marin Bancorp	11,689
5,788	Bank of Montreal	457,182
13,932	Bankinter SA	111,362
2,332	Berkshire Hathaway, Inc.[g]	505,368
188	BlackRock, Inc.	91,225
10,930	Blackstone Group, LP	431,298
1,337	BOK Financial Corporation	116,506
7,751	BrightSphere Investment Group	113,630
6,780	Capital One Financial Corporation	629,387
5,562	Charles Schwab Corporation	254,628
2,540	Chubb, Ltd.	368,808
35,046	CI Financial Corporation	504,095
22,209	Citigroup, Inc.	1,570,176
16,174	CNP Assurances[i]	382,043
1,897	Cohen & Steers, Inc.	95,135
6,882	Comerica, Inc.	540,856
1,122	Community Trust Bancorp, Inc.	47,404
9,048	Deutsche Pfandbriefbank AGh	126,337
25,139	Direct Line Insurance Group plc	108,175
5,955	Discover Financial Services	485,273
13,592	DnB ASA[g,i]	261,363
11,195	E*TRADE Financial Corporation	567,139
1,831	Ellington Residential Mortgage REIT	21,642
7,764	Euronext NVh	539,461
282	FBL Financial Group, Inc.	17,617
20,890	Fifth Third Bancorp	602,050
333	Financial Institutions, Inc.	9,157
10,342	Finecobank Banca Fineco SPA	136,225
2,315	First Busey Corporation	59,820
111	First Citizens BancShares, Inc.	49,756
302	First Defiance Financial Corporation	8,912
126	First Financial Corporation	5,187
4,237	First Interstate BancSystem, Inc.	179,056
213	First Mid-Illinois Bancshares, Inc.	7,346
3,900	First Republic Bank	411,918
57,827	FlexiGroup, Ltd.	56,954
7,510	Genworth MI Canada, Inc.[i]	233,367
785	Goldman Sachs Group, Inc.	161,647
1,502	Great Southern Bancorp, Inc.	87,041
3,445	Hamilton Lane, Inc.	168,323
5,216	Hancock Whitney Corporation	228,148
10,144	Hartford Financial Services Group, Inc.	530,633
14,713	Heritage Commerce Corporation	184,207
862	Hometrust Bancshares, Inc.	21,860
3,216	Horace Mann Educators Corporation	124,073
3,299	Houlihan Lokey, Inc.	162,707
16,870	Huntington Bancshares, Inc.	234,830
2,969	IBERIABANK Corporation	236,035
389	Independent Bank Corporation	8,375
3,806	Intercontinental Exchange, Inc.	309,618
1,317	Investor AB	62,810
5,665	J.P. Morgan Chase & Company	657,423
3,159	Kemper Corporation	283,931
29,288	KeyCorp	514,004
582	Lakeland Bancorp, Inc.	9,638
1,709	Laurentian Bank of Canada	54,139
813,451	Lloyds TSB Group plc	665,270
1,472	M&T Bank Corporation	250,343
34,984	Manulife Financial Corporation	644,215
448	Markel Corporation[g]	480,036
186,493	Medibank Private, Ltd.	375,851
7,740	Meridian Bancorp, Inc.	133,283
7,040	MetLife, Inc.	324,755
2,907	MidWestOne Financial Group, Inc.	81,919
5,890	Morgan Stanley	284,193
3,064	National Bank of Canada	145,961
1,981	Paragon Banking Group plc	11,865
2,875	Pargesa Holding SA	225,943
9,486	PCSB Financial Corporation	180,708
239	Peapack-Gladstone Financial Corporation	6,914
1,396	Primerica, Inc.	181,885
2,310	Prudential Financial, Inc.	244,190
193	QCR Holdings, Inc.	6,603
14,100	Radian Group, Inc.	330,222
4,510	Raymond James Financial, Inc.	412,981
2,900	Resona Holdings, Inc.	12,311
761	S&P Global, Inc.	167,922
1,919	Sandy Spring Bancorp, Inc.	66,954
7,264	Santander Consumer USA Holdings Inc.	155,086
7,087	Seacoast Banking Corporation of Florida[g]	200,987
2,300	Senshu Ikeda Holdings, Inc.	5,715
21,761	SLM Corporation	221,092
2,959	State Auto Financial Corporation	99,511
2,179	State Street Corporation	147,431
2,331	Stifel Financial Corporation	139,091
6,703	Synovus Financial Corporation	247,073
3,251	Topdanmark AS	175,408
4,042	TrustCo Bank Corporation	32,336
6,870	U.S. Bancorp	366,308
4,122	United Community Banks, Inc.	115,746
196	Washington Trust Bancorp, Inc.	10,155
2,381	Wells Fargo & Company	115,264
24,878	Zions Bancorporations NA	1,227,232

	Total	29,517,385

Health Care (6.2%)
3,874	Abbott Laboratories	308,215
6,872	Agilent Technologies, Inc.	539,452
4,206	Amgen, Inc.	754,220
2,594	Amplifon SPA	49,903
2,217	Anthem, Inc.	583,138
1,050	Biogen, Inc.[g]	240,702
1,366	BioMarin Pharmaceutical, Inc.[g]	116,834
4,403	Catalent, Inc.[g]	197,342
3,719	Cigna Holding Company	590,726
10,986	CVS Health Corporation	597,419
7,894	Danaher Corporation	1,045,481
4,196	Edwards Lifesciences Corporation[g]	738,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value
Health Care (6.2%) - continued
17,687	Gilead Sciences, Inc.	$1,150,363
1,633	GN Store Nord AS	83,700
19,260	Halozyme Therapeutics, Inc.[g]	310,664
1,859	Humana, Inc.	474,807
1,523	Illumina, Inc.[g]	475,176
664	Intuitive Surgical, Inc.[g]	339,058
2,300	Jazz Pharmaceuticals, Inc.[g]	298,471
14,355	Johnson & Johnson	2,026,926
1,000	KYORIN Holdings, Inc.	18,792
2,553	LHC Group, Inc.[g]	283,664
1,925	Ligand Pharmaceuticals, Inc.[g]	242,261
336	LNA Sante	17,354
14,000	Medtronic plc	1,243,340
15,460	Merck & Company, Inc.	1,216,857
861	Neurocrine Biosciences, Inc.[g]	62,199
14,924	Novartis AG	1,222,874
27,758	Novo Nordisk AS	1,359,991
2,085	Omnicell, Inc.[g]	167,551
6,613	Optinose, Inc.[g,i]	65,865
2,469	PerkinElmer, Inc.	236,629
21,869	Pfizer, Inc.	888,100
721	Recordati SPA	29,134
4,423	Roche Holding AG	1,167,068
5,216	Syneos Health, Inc.[g]	244,787
748	Teleflex, Inc.	214,063
3,840	Thermo Fisher Scientific, Inc.	1,065,408
6,434	UnitedHealth Group, Inc.	1,499,572
2,650	Universal Health Services, Inc.	336,206
11,300	Valeant Pharmaceuticals International, Inc.[g]	260,917
1,348	Varian Medical Systems, Inc.[g]	183,557
1,103	Vertex Pharmaceuticals, Inc.[g]	186,385
774	West Pharmaceutical Services, Inc.	95,813
9,520	Wright Medical Group NVg,i	281,506
3,420	Zoetis, Inc.	348,293

	Total	23,859,573

Industrials (6.6%)
1,394	3M Company	264,177
12,614	ACS Actividades de Construccion y Servicios, SA	580,072
1,850	Acuity Brands, Inc.	270,710
8,809	AGCO Corporation	623,501
6,204	AMETEK, Inc.	547,007
5,462	Arcosa, Inc.	170,032
20,864	Atlas Copco AB, Class A	651,255
18,613	Atlas Copco AB, Class B	530,139
1,121	AZZ, Inc.	53,236
1,529	Boeing Company	577,488
3,946	Brink’s Company	315,404
1,072	Bureau Veritas SA	27,174
1,903	BWX Technologies, Inc.	97,243
1,790	CBIZ, Inc.[g]	34,565
2,203	CIA De Distribucion Integral	52,266
2,318	Crane Company	197,146
9,769	CSX Corporation	777,905
3,543	Curtiss-Wright Corporation	403,689
9,640	Delta Air Lines, Inc.	561,916
161	Dycom Industries, Inc.[g]	7,984
4,739	EMCOR Group, Inc.	398,739
6,631	Emerson Electric Company	470,735
4,176	Encore Wire Corporation	247,595
150	Federal Signal Corporation	4,316
2,910	General Dynamics Corporation	520,075
260	Gorman-Rupp Company	8,658
1,424	Granite Construction, Inc.	63,923
29,111	GWA Group, Ltd.	69,140
5,300	Hino Motors, Ltd.	50,247
3,100	Hitachi Zosen Corporation	9,608
11,024	Honeywell International, Inc.	1,914,097
1,585	Hubbell, Inc.	202,246
3,100	Huntington Ingalls Industries, Inc.	689,998
130	ICF International, Inc.	10,123
2,446	IDEX Corporation	383,190
1,092	Illinois Tool Works, Inc.	169,948
3,500	Inaba Denki Sangyo Company, Ltd.	142,584
4,630	Ingersoll-Rand plc	567,684
6,820	Johnson Controls International plc	255,750
19,444	KeyW Holding Corporation[g]	220,495
4,676	Koninklijke Philips NV	200,806
3,714	Lincoln Electric Holdings, Inc.	324,121
1,863	Lockheed Martin Corporation	620,994
4,900	Marubeni Corporation	35,111
1,390	Masonite International Corporation[g]	71,571
3,089	Meggitt plc	21,981
2,700	Mitsuboshi Belting, Ltd.	51,295
2,900	Mitsui & Company, Ltd.	46,906
17,916	MRC Global, Inc.[g]	310,484
11,312	National Express Group plc	60,626
8,900	Nitto Kogyo Corporation	174,731
4,827	Nobina ABh	30,993
3,593	Norfolk Southern Corporation	733,044
3,448	Northgate plc	16,546
2,645	Oshkosh Corporation	218,451
21,393	PageGroup plc	150,398
1,853	Parker Hannifin Corporation	335,541
11,729	Primoris Services Corporation	257,100
1,712	Raven Industries, Inc.	66,614
2,666	Raytheon Company	473,455
2,673	Regal-Beloit Corporation	227,419
30,194	RELX plc	693,727
7,652	Ritchie Brothers Auctioneers, Inc.	266,213
214	Rockwool International AS	57,255
14,055	Sandvik AB	260,276
2,419	Schindler Holding AG, Participation Certificate	522,806
20,226	SKF ABi	375,435
13,850	Southwest Airlines Company	751,086
1,416	Spirax-Sarco Engineering plc	152,670
392	SPX FLOW, Inc.[g]	14,088
698	Standex International Corporation	46,117
27,200	Sumitomo Corporation	389,853
47,200	Sumitomo Electric Industries, Ltd.	628,029
1,300	Taikisha, Ltd.	39,288
1,600	Teijin, Ltd.	27,523
3,700	Toppan Forms Company, Ltd.	33,838
2,545	Transcontinental, Inc.	30,585
1,383	TransUnion	96,326
2,800	Tsubakimoto Chain Company	104,369
64	UniFirst Corporation	10,120
5,000	United Continental Holdings, Inc.[g]	444,300
2,710	United Parcel Service, Inc.	287,856
10,829	United Technologies Corporation	1,544,324
1,095	Valmont Industries, Inc.	147,650
3,500	Verisk Analytics, Inc.	493,990
3,284	WABCO Holdings, Inc.[g]	434,933
1,967	Waste Connections, Inc.	182,479
1,600	Yuasa Trading Company, Ltd.	45,643

	Total	25,651,026

Information Technology (8.9%)
3,181	Accenture plc	581,073

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value
Information Technology (8.9%) - continued
1,209	Advanced Energy Industries, Inc.[g]	$69,832
24,224	Advanced Micro Devices, Inc.[g]	669,309
8,350	Akamai Technologies, Inc.[g]	668,501
2,850	Alliance Data Systems Corporation	456,285
7,494	Amadeus IT Holding SA	597,249
5,783	Amphenol Corporation	575,756
2,634	ANSYS, Inc.[g]	515,737
9,982	Apple, Inc.	2,003,088
541	Arista Networks, Inc.[g]	168,949
1,941	Autodesk, Inc.[g]	345,906
4,238	Automatic Data Processing, Inc.	696,685
2,108	Blackline, Inc.[g]	107,677
1,617	Booz Allen Hamilton Holding Corporation	95,872
30,500	Canon, Inc.	846,316
6,333	Capgemini SA	768,540
14,525	CGI, Inc.[g]	1,045,492
15,667	Ciena Corporation[g]	600,986
65,653	Cisco Systems, Inc.	3,673,285
6,957	Clearwater Energy, Inc., Class A	106,929
6,556	Cognizant Technology Solutions Corporation	478,326
21	Computer Services, Inc.	1,370
22,049	Computershare, Ltd.	277,382
5,450	DocuSign, Inc.[g]	308,852
11,806	Dolby Laboratories, Inc.	763,730
2,446	Euronet Worldwide, Inc.[g]	366,631
838	Guidewire Software, Inc.[g]	89,247
27,256	Halma plc	641,326
1,988	Intel Corporation	101,468
4,131	International Business Machines Corporation	579,455
1,821	Intuit, Inc.	457,180
312	Jenoptik AG	12,349
3,050	KLA-Tencor Corporation	388,814
424	Kulicke and Soffa Industries, Inc.	9,866
547	Lam Research Corporation	113,464
14,493	Lattice Semiconductor Corporation[g]	187,684
5,123	MasterCard, Inc.	1,302,472
14,281	Micron Technology, Inc.[g]	600,659
28,084	Microsoft Corporation	3,667,770
668	Monolithic Power Systems, Inc.	104,014
521	Monotype Imaging Holdings, Inc.	8,982
1,269	Motorola Solutions, Inc.	183,891
5,608	National Instruments Corporation	264,137
4,600	NEC Networks & System Integration Corporation	110,815
1,424	NVIDIA Corporation	257,744
8,874	ON Semiconductor Corporation[g]	204,634
26,561	Oracle Corporation	1,469,620
4,462	PayPal Holdings, Inc.[g]	503,180
1,599	Pegasystems, Inc.	119,941
4,587	Plexus Corporation[g]	276,046
3,560	QUALCOMM, Inc.	306,623
2,186	Rogers Corporation[g]	366,199
1,800	Ryoyo Electro Corporation	27,714
4,148	SailPoint Technologies Holdings, Inc.[g]	117,222
4,573	Salesforce.com, Inc.[g]	756,146
20,300	Shinko Electric Industries Company, Ltd.	179,152
946	Splunk, Inc.[g]	130,586
5,529	Synopsys, Inc.[g]	669,451
7,600	Teradata Corporation[g]	345,572
7,650	Teradyne, Inc.	374,850
10,468	Texas Instruments, Inc.	1,233,444
1,889	Verint Systems, Inc.[g]	114,077
4,935	Virtusa Corporation[g]	274,139
4,926	Visa, Inc.	809,982
2,151	Xilinx, Inc.	258,421

	Total	34,408,094

Materials (2.1%)
8,080	Alcoa Corporation[g]	215,574
1,090	Balchem Corporation	110,646
6,050	Ball Corporation	362,637
35,514	BHP Group plc	838,294
20,454	BHP Group, Ltd.	541,261
581	Boliden ABg	17,290
8,290	CF Industries Holdings, Inc.	371,226
2,765	Chemours Company	99,568
6,440	Eastman Chemical Company	507,987
734	Fuchs Petrolub SE	32,005
9,032	Granges AB	98,065
6,450	Hexpol AB	50,381
2,400	Hokuetsu Corporation	13,092
17,400	JFE Holdings, Inc.	299,417
13,300	JSR Corporation	202,938
819	Kadant, Inc.	80,336
787	Kaiser Aluminum Corporation	77,441
4,059	Koninklijke DSM NV	464,236
8,800	Kyoei Steel, Ltd.[i]	146,220
1,500	Lintec Corporation	32,395
5,207	Methanex Corporation	285,968
24,900	Mitsubishi Gas Chemical Company, Inc.	373,820
7,700	Nippon Kayaku Company, Ltd.	90,486
30,000	Nippon Steel Corporation	536,604
2,312	OMNOVA Solutions, Inc.[g]	17,109
16,100	Owens-Illinois, Inc.	318,136
19,878	Sandfire Resources NL	98,874
500	Sanyo Special Steel Company, Ltd.	10,026
3,616	Scotts Miracle-Gro Company	307,432
10,000	Steel Dynamics, Inc.	316,800
1,300	Taiyo Holdings Company, Ltd.	45,792
5,900	Toagosei Company, Ltd.	64,408
1,475	United States Lime & Minerals, Inc.	119,357
24,500	UPM-Kymmene Oyj	691,756
8,309	Verso Corporation[g]	185,457

	Total	8,023,034

Real Estate (1.4%)
2,651	Agree Realty Corporation	173,561
2,946	Alexandria Real Estate Equities, Inc.	419,481
3,656	American Campus Communities, Inc.	172,563
4,607	Camden Property Trust	463,695
1,246	Castellum AB	22,402
3,468	Choice Properties REIT	35,309
871	CoreSite Realty Corporation	95,296
18,012	Cousins Properties, Inc.	172,375
4,900	Daito Trust Construction Company, Ltd.	656,127
1,138	Deutsche EuroShop AG	34,201
2,395	Digital Realty Trust, Inc.	281,915
10,709	Duke Realty Corporation	333,264
5,253	Granite REIT	239,143
2,196	H&R REIT	37,521
14,458	Host Hotels & Resorts, Inc.	278,172
51,000	Hysan Development Company, Ltd.	285,841
12,070	Klepierre SA	428,897
3,015	MGIC Investment Corporation[g]	44,140
249,230	Mirvac Group	498,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (46.6%)	Value
Real Estate (1.4%) - continued
9,393	Physicians Realty Trust	$169,638
5,375	QTS Realty Trust, Inc.	243,756
5,481	Quebecor, Inc.	136,688
17,000	Road King Infrastructure, Ltd.	38,604
8,139	Scentre Group	21,955
3,000	Swire Pacific, Ltd.	37,990
4,158	Terreno Realty Corporation	185,655
42,973	Vicinity Centres	77,065
40,200	Wing Tai Holdings, Ltd.	60,666

	Total	5,644,851

Utilities (1.0%)
52,103	AGL Energy, Ltd.	817,410
7,400	Alliant Energy Corporation	349,502
6,200	CMS Energy Corporation	344,410
6,939	Contact Energy, Ltd.	31,152
23,950	Enagas SA	683,184
4,200	Entergy Corporation	406,980
6,366	Exelon Corporation	324,348
2,111	New Jersey Resources Corporation	105,719
1,484	NorthWestern Corporation	103,657
3,593	PNM Resources, Inc.	166,859
5,250	Public Service Enterprise Group, Inc.	313,163
1,375	Southwest Gas Holdings, Inc.	114,386
358	Unitil Corporation	20,374

	Total	3,781,144

	Total Common Stock (cost $163,044,836)	180,563,194

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Asset-Backed Securities (2.4%)
	Babson CLO, Ltd.
425,000	5.492%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,h	415,189
	Benefit Street Partners CLO IV, Ltd.
300,000	4.342%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,h	299,997
	Business Jet Securities, LLC
425,310	4.447%, 6/15/2033, Ser. 2018-2, Class Ah	429,837
	Cent CLO, LP
575,000	4.880%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,h	574,117
	College Ave Student Loans, LLC
226,309	4.127%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1[b,h]	231,333
	Foundation Finance Trust
203,177	3.300%, 7/15/2033, Ser. 2017-1A, Class Ah	202,547
	Harley Marine Financing, LLC
413,312	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[h]	348,216
	Lehman XS Trust
123,213	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bj	112,859
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ah	297,758
	Madison Park Funding XIV, Ltd.
425,000	3.992%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,h	420,866
	Octagon Investment Partners XX, Ltd.
300,000	6.248%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,h	300,082
	OHA Credit Funding 1, Ltd.
350,000	4.042%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,h]	345,673
	OZLM Funding II, Ltd.
700,000	4.083%, (LIBOR 3M + 1.500%), 7/30/2031, Ser. 2012-2A, Class A1BRb,h	695,658
	OZLM IX, Ltd.
400,000	4.142%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,h	400,923
	Palmer Square Loan Funding, Ltd.
300,000	4.949%, (LIBOR 3M + 2.250%), 4/20/2027, Ser. 2019-1A, Class Bb,h	299,991
	Park Avenue Institutional Advisers CLO, Ltd.
700,000	4.092%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,h	689,203
	Preston Ridge Partners Mortgage Trust, LLC
57,309	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[h,j]	58,012
	Pretium Mortgage Credit Partners, LLC
311,612	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[h,j]	314,403
	Sound Point CLO X, Ltd.
350,000	5.292%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,h	342,806
	Sound Point CLO XXI, Ltd.
700,000	4.036%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,h	688,917
	Spirit Master Funding, LLC
595,238	4.360%, 12/20/2047, Ser. 2017-1A, Class Ah	607,019
	THL Credit Wind River CLO, Ltd.
350,000	5.447%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	342,641
1,075,000	4.042%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,h]	1,058,180

	Total	9,476,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Basic Materials (0.6%)
	Anglo American Capital plc
$76,000	4.125%, 9/27/2022[h]	$77,702
	BHP Billiton Finance USA, Ltd.
132,000	6.750%, 10/19/2075[b,h]	148,500
	Braskem Finance, Ltd.
50,000	6.450%, 2/3/2024	54,687
	CF Industries, Inc.
190,000	3.450%, 6/1/2023[i]	185,963
	Chemours Company
200,000	5.375%, 5/15/2027	199,500
	E.I. du Pont de Nemours and Company
76,000	2.200%, 5/1/2020	75,773
	Element Solutions, Inc.
120,000	5.875%, 12/1/2025[h]	122,850
	First Quantum Minerals, Ltd.
220,000	7.500%, 4/1/2025[h]	212,575
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	39,273
	Novelis Corporation
210,000	5.875%, 9/30/2026[h]	213,413
	Olin Corporation
200,000	5.125%, 9/15/2027	202,750
	Packaging Corporation of America
55,000	2.450%, 12/15/2020	54,568
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[h]	168,725
	Sherwin-Williams Company
75,000	2.250%, 5/15/2020	74,596
	Syngenta Finance NV
64,000	3.933%, 4/23/2021[h]	64,563
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[h]	175,050
	Vale Overseas, Ltd.
18,000	4.375%, 1/11/2022	18,377
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[h]	59,451

	Total	2,148,316

Capital Goods (1.0%)
	AECOM
235,000	5.875%, 10/15/2024	249,100
	Aerojet Rocketdyne Holdings, Inc., Convertible
41,000	2.250%, 12/15/2023	58,660
	Ardagh Packaging Finance plc
210,000	6.000%, 2/15/2025[h]	211,575
	Bombardier, Inc.
210,000	7.500%, 3/15/2025[h]	210,525
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[h]	297,529
	Caterpillar Financial Services Corporation
55,000	1.850%, 9/4/2020	54,454
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[h]	318,218
	Chart Industries, Inc., Convertible
51,000	1.000%, 11/15/2024[h]	81,427
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	57,029
	CNH Industrial Capital, LLC
56,000	4.875%, 4/1/2021	57,702
	Covanta Holding Corporation
200,000	6.000%, 1/1/2027	203,500
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	265,528
	Fortive Corporation, Convertible
72,000	0.875%, 2/15/2022[h]	75,962
	General Electric Company
240,000	5.000%, 1/21/2021[b,k]	227,177
	H&E Equipment Services, Inc.
190,000	5.625%, 9/1/2025	192,850
	L3 Technologies, Inc.
65,000	4.950%, 2/15/2021	66,955
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	59,849
	Owens-Brockway Glass Container, Inc.
230,000	5.000%, 1/15/2022[h]	235,462
	Reynolds Group Issuer, Inc.
250,000	5.125%, 7/15/2023[h]	253,627
	Rockwell Collins, Inc.
37,000	2.800%, 3/15/2022	36,909
	Textron Financial Corporation
140,000	4.419%, (LIBOR 3M + 1.735%), 2/15/2042[b,h]	113,400
	TTM Technologies, Inc., Convertible
116,000	1.750%, 12/15/2020	166,215
	United Rentals North America, Inc.
300,000	5.500%, 7/15/2025	310,650
	United Technologies Corporation
70,000	3.950%, 8/16/2025	73,073

	Total	3,877,376

Collateralized Mortgage Obligations (3.9%)
	Alternative Loan Trust 2007-6
177,012	5.750%, 4/25/2047, Ser. 2007-6, Class A4	151,572
	Antler Mortgage Trust
350,000	4.458%, 6/27/2022, Ser. 2019-RTL1, Class A1[h]	350,673
750,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[h]	748,819
	Banc of America Alternative Loan Trust
271,802	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	258,225
	Banc of America Mortgage Securities, Inc.
66,785	4.348%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	64,840
	Bellemeade Re 2018-1, Ltd.
700,000	4.077%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,h	703,152
	CHL Mortgage Pass-Through Trust
306,162	3.851%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	281,355

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Collateralized Mortgage Obligations (3.9%) - continued
$140,542	4.190%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	$136,445
416,169	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	353,100
	CIM Trust
309,405	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,h]	319,599
	COLT Mortgage Loan Trust
43,957	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,h]	43,796
	Countrywide Alternative Loan Trust
311,111	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	190,987
	Countrywide Home Loan Mortgage Pass Through Trust
180,155	4.052%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	161,444
	Credit Suisse First Boston Mortgage Securities Corporation
138,655	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	136,129
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
256,948	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	262,792
	Eagle Re, Ltd.
600,000	4.284%, (LIBOR 1M + 1.800%), 4/25/2029, Ser. 2019-1, Class M1Bb,h	600,496
	Federal National Mortgage Association - REMIC
1,692,986	3.000%, 8/25/2027, Ser. 2012-95, Class HIl	120,789
795,232	2.500%, 1/25/2028, Ser. 2012-152, Class AIl	55,842
1,909,305	3.000%, 1/25/2028, Ser. 2012-147, Class EIl	142,301
3,039,073	3.000%, 3/25/2028, Ser. 2013-18, Class ILl	221,437
1,012,905	2.500%, 6/25/2028, Ser. 2013-87, Class IWl	72,304
	GMAC Mortgage Corporation Loan Trust
163,599	3.996%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	157,400
35,866	2.977%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,m]	40,135
	IndyMac INDA Mortgage Loan Trust
164,789	3.900%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	161,696
	IndyMac INDX Mortgage Loan Trust
348,767	2.687%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	323,390
	J.P. Morgan Alternative Loan Trust
152,429	4.292%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	141,809
419,052	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	349,250
	Legacy Mortgage Asset Trust
435,896	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[h]	439,263
	Lehman Mortgage Trust
37,445	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	37,415
	Master Asset Securitization Trust
375,734	2.977%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	168,132
	Merrill Lynch Mortgage Investors Trust
247,980	3.978%, 6/25/2035, Ser. 2005-A5, Class M1[b]	250,551
	MortgageIT Trust
430,059	2.677%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	386,367
	Oak Hill Advisors Residential Loan Trust
173,848	3.125%, 6/25/2057, Ser. 2017-NPL1, Class A1[h,j]	173,690
	Preston Ridge Partners Mortgage Trust, LLC
450,000	3.967%, 4/25/2024, Ser. 2019-2A, Class A1[c,h,j]	450,000
	Preston Ridge Partners Mortgage, LLC
145,749	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[h,j]	147,107
	Pretium Mortgage Credit Partners, LLC
425,916	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[h,j]	427,382
	Radnor RE, Ltd.
475,000	5.177%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,h]	474,999
	RCO 2017-INV1 Trust
559,917	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,h	552,374
	Renaissance Home Equity Loan Trust
457,568	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[j]	238,293
	Residential Accredit Loans, Inc. Trust
208,278	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	203,708
257,801	3.027%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	201,351
138,302	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	128,747
	Residential Asset Securitization Trust
198,663	3.386%, 1/25/2034, Ser. 2004-IP1, Class A1[b]	195,748
	Residential Funding Mortgage Security I Trust
339,174	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	319,536
	Starwood Mortgage Residential Trust
408,209	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,h]	414,847
	Structured Adjustable Rate Mortgage Loan Trust
126,776	4.164%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	117,888
229,485	4.296%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	202,542

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Collateralized Mortgage Obligations (3.9%) - continued
	Structured Asset Mortgage Investments, Inc.
$495,660	2.787%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	$481,136
	Toorak Mortgage Corporation
500,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[h,j]	501,921
	Toorak Mortgage Corporation, Ltd.
450,000	4.375%, 8/25/2021, Ser. 2018-1, Class A1[h,j]	450,414
	Vericrest Opportunity Loan Trust
99,616	3.967%, 3/25/2049, Ser. 2019-NPL3, Class A1[h,j]	99,731
	Vericrest Opportunity Loan Trust LXV, LLC
309,075	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,j]	308,580
	Wachovia Asset Securitization, Inc.
218,282	2.617%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,h,m	202,098
	WaMu Mortgage Pass Through Certificates
105,724	3.465%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	97,090
275,552	3.325%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	259,484
167,531	3.185%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	158,960
	Wells Fargo Home Equity Trust
228,759	2.977%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	224,528
	Wells Fargo Mortgage Backed Securities Trust
100,994	4.955%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	103,411
124,562	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	123,430
93,617	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	93,589

	Total	15,184,089

Commercial Mortgage-Backed Securities (0.1%)
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	405,515

	Total	405,515

Communications Services (1.9%)
	AMC Networks, Inc.
305,000	5.000%, 4/1/2024	308,813
	American Tower Corporation
60,000	2.800%, 6/1/2020	60,003
	AT&T, Inc.
128,000	4.450%, 4/1/2024	135,325
	British Sky Broadcasting Group plc
47,000	2.625%, 9/16/2019[h]	46,951
	CCO Holdings, LLC
100,000	5.500%, 5/1/2026[h]	103,200
	CCOH Safari, LLC
310,000	5.750%, 2/15/2026[h]	324,338
	Charter Communications Operating, LLC
68,000	3.579%, 7/23/2020	68,485
32,000	4.500%, 2/1/2024	33,355
33,000	4.908%, 7/23/2025	35,006
	Clear Channel Worldwide Holdings, Inc.
265,000	6.500%, 11/15/2022	270,963
	Comcast Corporation
76,000	1.625%, 1/15/2022	73,942
35,000	3.700%, 4/15/2024	36,223
35,000	3.950%, 10/15/2025	36,638
	Crown Castle International Corporation
25,000	3.400%, 2/15/2021	25,193
39,000	3.150%, 7/15/2023	39,030
	CSC Holdings, LLC
200,000	5.500%, 5/15/2026[h]	205,375
	Discovery Communications, LLC
75,000	2.950%, 3/20/2023	74,508
	DISH Network Corporation, Convertible
622,000	3.375%, 8/15/2026	570,568
	Fox Corporation
68,000	4.030%, 1/25/2024[h]	70,696
	GCI Liberty, Inc., Convertible
340,000	1.750%, 9/30/2046[h]	382,574
	Gray Escrow, Inc.
220,000	7.000%, 5/15/2027[h]	237,531
	IAC FinanceCo, Inc., Convertible
334,000	0.875%, 10/1/2022[h]	518,744
	Level 3 Communications, Inc.
200,000	5.375%, 1/15/2024	202,500
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	192,910
	Liberty Interactive, LLC, Convertible
109,000	3.500%, 1/15/2031	83,761
	Liberty Media Corporation, Convertible
357,000	1.000%, 1/30/2023	426,959
	Moody’s Corporation
38,000	2.750%, 12/15/2021	37,934
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[h]	109,250
	Netflix, Inc.
200,000	4.875%, 4/15/2028	198,250
	Nexstar Escrow Corporation
160,000	5.625%, 8/1/2024[h]	162,432
	Sirius XM Radio, Inc.
210,000	5.000%, 8/1/2027[h]	211,722
	Sprint Corporation
385,000	7.625%, 2/15/2025	388,850
	Telefonica Emisiones SAU
48,000	4.570%, 4/27/2023	50,814

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Communications Services (1.9%) - continued
	T-Mobile USA, Inc.
$310,000	4.500%, 2/1/2026	$311,290
	Twitter, Inc., Convertible
213,000	0.250%, 6/15/2024[h]	215,069
	Verizon Communications, Inc.
91,000	2.946%, 3/15/2022	91,625
73,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	73,589
	Viacom, Inc.
55,000	4.250%, 9/1/2023	57,235
85,000	5.875%, 2/28/2057[b]	85,638
	Virgin Media Secured Finance plc
210,000	5.250%, 1/15/2026[h]	213,614
	Vodafone Group plc
195,000	7.000%, 4/4/2079[b]	204,858
	World Wrestling Entertainment, Inc., Convertible
116,000	3.375%, 12/15/2023	399,102

	Total	7,374,863

Consumer Cyclical (1.2%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[h]	283,198
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,752
	Brookfield Property REIT, Inc.
110,000	5.750%, 5/15/2026[h]	111,925
	Brookfield Residential Properties, Inc.
125,000	6.125%, 7/1/2022[h]	127,437
	Caesars Entertainment Corporation, Convertible
72,000	5.000%, 10/1/2024	106,565
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	206,109
	D.R. Horton, Inc.
53,000	2.550%, 12/1/2020	52,784
	Delphi Jersey Holdings plc
205,000	5.000%, 10/1/2025[h]	188,087
	Ford Motor Credit Company, LLC
85,000	2.597%, 11/4/2019	84,912
57,000	3.336%, 3/18/2021	56,805
71,000	5.596%, 1/7/2022	74,266
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	56,864
36,000	3.442%, (LIBOR 3M + 0.850%), 4/9/2021[b]	35,951
57,000	4.375%, 9/25/2021	58,404
33,000	4.200%, 11/6/2021	33,721
37,000	3.150%, 6/30/2022	36,772
	Hanesbrands, Inc.
150,000	4.875%, 5/15/2026[h]	150,187
	Harley-Davidson Financial Services, Inc.
48,000	4.050%, 2/4/2022[h]	48,983
	Home Depot, Inc.
60,000	2.625%, 6/1/2022	60,141
	Hyundai Capital America
37,000	2.550%, 4/3/2020[h]	36,774
37,000	2.750%, 9/18/2020[h]	36,769
	L Brands, Inc.
189,000	6.694%, 1/15/2027	184,747
	Landry’s, Inc.
200,000	6.750%, 10/15/2024[h]	204,500
	Lennar Corporation
55,000	2.950%, 11/29/2020	54,450
18,000	4.125%, 1/15/2022	18,158
17,000	4.875%, 12/15/2023	17,574
265,000	4.500%, 4/30/2024	270,300
	Live Nation Entertainment, Inc.
70,000	5.375%, 6/15/2022[h]	71,050
100,000	5.625%, 3/15/2026[h]	104,250
	Macy’s Retail Holdings, Inc.
15,000	3.875%, 1/15/2022	15,117
22,000	2.875%, 2/15/2023	21,387
	McDonald’s Corporation
64,000	3.350%, 4/1/2023	65,136
	MGM Resorts International
175,000	6.000%, 3/15/2023	186,813
190,000	5.750%, 6/15/2025	200,925
	Navistar International Corporation
185,000	6.625%, 11/1/2025[h]	188,700
	New Red Finance, Inc.
180,000	4.250%, 5/15/2024[h]	177,300
	Prime Security Services Borrower, LLC
67,000	9.250%, 5/15/2023[h]	70,615
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	59,921
	ServiceMaster Company, LLC
210,000	5.125%, 11/15/2024[h]	212,100
	Six Flags Entertainment Corporation
210,000	4.875%, 7/31/2024[h]	210,000
	Visa, Inc.
60,000	2.200%, 12/14/2020	59,689
	Volkswagen Group of America Finance, LLC
55,000	4.250%, 11/13/2023[h]	56,862
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[h]	311,862

	Total	4,664,862

Consumer Non-Cyclical (1.4%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	75,694
40,000	3.400%, 11/30/2023	40,921
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	75,752
38,000	2.900%, 11/6/2022	37,872
	Albertson’s Companies, LLC
220,000	6.625%, 6/15/2024	226,875
	Altria Group, Inc.
64,000	4.400%, 2/14/2026	66,187
	Anheuser-Busch Companies, LLC
64,000	3.650%, 2/1/2026[h]	64,279
	Anheuser-Busch InBev Finance, Inc.
34,000	3.300%, 2/1/2023	34,446
	Anheuser-Busch InBev Worldwide, Inc.
51,000	4.150%, 1/23/2025	53,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Consumer Non-Cyclical (1.4%) - continued
	Anthem, Inc., Convertible
$12,000	2.750%, 10/15/2042	$43,650
	BAT Capital Corporation
38,000	2.764%, 8/15/2022	37,474
51,000	3.222%, 8/15/2024	49,914
	Bayer U.S. Finance II, LLC
71,000	3.500%, 6/25/2021[h]	71,365
	Becton, Dickinson and Company
64,000	3.363%, 6/6/2024	64,168
	Boston Scientific Corporation
64,000	3.450%, 3/1/2024	65,152
	Bunge, Ltd. Finance Corporation
60,000	3.500%, 11/24/2020	60,299
	Cardinal Health, Inc.
38,000	1.948%, 6/14/2019	37,962
	Cardtronics, Inc., Convertible
343,000	1.000%, 12/1/2020	342,106
	Celgene Corporation
51,000	3.625%, 5/15/2024	51,840
	Centene Corporation
200,000	4.750%, 1/15/2025	202,900
	Cigna Corporation
69,000	4.125%, 11/15/2025[h]	71,327
	Conagra Brands, Inc.
34,000	3.800%, 10/22/2021	34,687
34,000	4.300%, 5/1/2024	35,367
	CVS Health Corporation
74,000	3.350%, 3/9/2021	74,533
38,000	2.750%, 12/1/2022	37,473
111,000	3.700%, 3/9/2023	112,503
	Energizer Holdings, Inc.
210,000	6.375%, 7/15/2026[h,i]	216,759
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,662
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[h]	19,552
	HCA, Inc.
290,000	5.375%, 2/1/2025	305,225
	J.M. Smucker Company
37,000	2.200%, 12/6/2019	36,881
	JBS USA, LLC
300,000	5.750%, 6/15/2025[h]	307,875
	Kellogg Company
70,000	3.125%, 5/17/2022	70,321
	Kraft Heinz Foods Company
75,000	5.375%, 2/10/2020	76,372
37,000	4.000%, 6/15/2023	38,045
	Kroger Company
37,000	2.800%, 8/1/2022	36,858
	Maple Escrow Subsidiary, Inc.
74,000	3.551%, 5/25/2021[h]	74,852
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	60,215
	Mondelez International Holdings Netherlands BV
55,000	2.000%, 10/28/2021[h]	53,727
	Mylan NV
37,000	3.150%, 6/15/2021	37,000
	Mylan, Inc.
33,000	3.125%, 1/15/2023[h]	32,379
	Pernod Ricard SA
30,000	5.750%, 4/7/2021[h]	31,564
	Perrigo Finance Unlimited Company
70,000	4.375%, 3/15/2026	68,982
	Post Holdings, Inc.
170,000	5.500%, 3/1/2025[h]	174,038
	Reynolds American, Inc.
33,000	3.250%, 6/12/2020	33,123
	Shire Acquisitions Investments Ireland Designated Activity Company
74,000	2.400%, 9/23/2021	73,130
	Simmons Foods, Inc.
190,000	5.750%, 11/1/2024[h]	174,800
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[h]	57,057
	Spectrum Brands, Inc.
160,000	5.750%, 7/15/2025	163,400
	Teleflex, Inc.
170,000	4.625%, 11/15/2027	169,150
	Tenet Healthcare Corporation
210,000	4.625%, 7/15/2024	210,592
	Teva Pharmaceutical Finance Netherlands III BV
55,000	2.200%, 7/21/2021	52,850
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	201,500
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	61,109
	VRX Escrow Corporation
400,000	6.125%, 4/15/2025[h]	405,000
	Zimmer Biomet Holdings, Inc.
56,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	55,822
	Zoetis, Inc.
55,000	3.450%, 11/13/2020	55,488

	Total	5,461,330

Energy (1.5%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[h]	178,288
	Anadarko Petroleum Corporation
12,000	4.850%, 3/15/2021	12,389
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	200,750
	BP Capital Markets America, Inc.
152,000	2.520%, 9/19/2022	151,151
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	37,883
	Canadian Natural Resources, Ltd.
38,000	2.950%, 1/15/2023	37,707
	Canadian Oil Sands, Ltd.
37,000	9.400%, 9/1/2021[h]	41,424
	Cheniere Corpus Christi Holdings, LLC
175,000	7.000%, 6/30/2024	196,219
	Cheniere Energy Partners, LP
245,000	5.625%, 10/1/2026[h]	253,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Energy (1.5%) - continued
	Chesapeake Energy Corporation
$210,000	7.000%, 10/1/2024	$207,572
	Continental Resources, Inc.
30,000	5.000%, 9/15/2022	30,249
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	205,000
	Diamondback Energy, Inc.
225,000	4.750%, 11/1/2024	229,781
	Enbridge, Inc.
38,000	2.900%, 7/15/2022	37,914
244,000	6.250%, 3/1/2078[b]	247,547
	Encana Corporation
58,000	3.900%, 11/15/2021	59,056
	Energy Transfer Operating, LP
37,000	4.200%, 9/15/2023	38,095
74,000	6.625%, 2/15/2028[b,k]	70,300
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	60,902
	EnLink Midstream Partners, LP
200,000	4.850%, 7/15/2026	198,250
	Enterprise Products Operating, LLC
190,000	4.875%, 8/16/2077[b]	181,511
	EOG Resources, Inc.
60,000	2.625%, 3/15/2023	59,637
	EQM Midstream Partners LP
51,000	4.750%, 7/15/2023	52,014
	EQT Corporation
68,000	8.125%, 6/1/2019	68,261
69,000	3.000%, 10/1/2022	67,813
	Hess Corporation
37,000	3.500%, 7/15/2024	36,615
	Kinder Morgan Energy Partners, LP
76,000	3.450%, 2/15/2023	76,792
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	37,906
	Marathon Petroleum Corporation
60,000	3.400%, 12/15/2020	60,484
	MPLX, LP
57,000	4.500%, 7/15/2023	59,770
	Nabors Industries, Inc.
120,000	5.750%, 2/1/2025	109,200
	Nabors Industries, Inc., Convertible
110,000	0.750%, 1/15/2024	79,241
	ONEOK Partners, LP
35,000	3.800%, 3/15/2020	35,189
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[h]	81,800
	PBF Holding Company, LLC
140,000	7.250%, 6/15/2025	144,200
	Petroleos Mexicanos
36,000	6.375%, 2/4/2021	37,256
	Plains All American Pipeline, LP
83,000	5.000%, 2/1/2021	85,672
155,000	6.125%, 11/15/2022[b,k]	148,413
	Precision Drilling Corporation
30,000	5.250%, 11/15/2024	28,425
70,000	7.125%, 1/15/2026[h]	70,350
	Sabine Pass Liquefaction, LLC
38,000	6.250%, 3/15/2022	40,905
38,000	5.625%, 4/15/2023	41,000
	Schlumberger Holdings Corporation
60,000	3.000%, 12/21/2020[h]	60,185
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	187,775
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	61,590
	Sunoco, LP
100,000	5.500%, 2/15/2026	101,750
100,000	5.875%, 3/15/2028	102,500
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[h]	280,156
	Targa Resources Partners, LP
200,000	5.250%, 5/1/2023	202,500
	Transocean Guardian, Ltd.
189,000	5.875%, 1/15/2024[h]	194,670
	W&T Offshore, Inc.
200,000	9.750%, 11/1/2023[h]	203,500
	Western Gas Partners, LP
38,000	4.000%, 7/1/2022	38,819
	Whiting Petroleum Corporation, Convertible
171,000	1.250%, 4/1/2020	165,981
	Williams Partners, LP
77,000	4.000%, 11/15/2021	79,000
	WPX Energy, Inc.
135,000	5.750%, 6/1/2026	139,556

	Total	5,913,988

Financials (3.6%)
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	60,428
	AIG Global Funding
74,000	2.150%, 7/2/2020[h]	73,571
	Air Lease Corporation
73,000	2.500%, 3/1/2021	72,562
	Aircastle, Ltd.
46,000	5.000%, 4/1/2023	47,836
	Ally Financial, Inc.
195,000	5.750%, 11/20/2025	211,331
	American Express Company
36,000	3.375%, 5/17/2021	36,438
32,000	3.400%, 2/22/2024	32,577
	American Express Credit Corporation
38,000	2.200%, 3/3/2020	37,840
60,000	3.643%, (LIBOR 3M + 1.050%), 9/14/2020[b]	60,663
	Ares Capital Corporation
76,000	3.875%, 1/15/2020	76,353
	Athene Global Funding
53,000	4.000%, 1/25/2022[h]	54,411
	Australia and New Zealand Banking Group, Ltd.
121,000	6.750%, 6/15/2026[b,h,k]	131,134
	Avolon Holdings Funding, Ltd.
16,000	5.250%, 5/15/2024[h]	16,725
	Bank of America Corporation
74,000	2.738%, 1/23/2022[b]	73,761
74,000	3.499%, 5/17/2022[b]	74,829
71,000	3.550%, 3/5/2024[b]	72,130
129,000	3.864%, 7/23/2024[b]	132,579

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Financials (3.6%) - continued
$32,000	3.458%, 3/15/2025[b]	$32,323
	Bank of Montreal
58,000	2.100%, 6/15/2020	57,686
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	75,781
	Bank of Nova Scotia
37,000	3.032%, (LIBOR 3M + 0.440%), 4/20/2021[b]	37,148
57,000	2.700%, 3/7/2022	56,943
	Barclays plc
201,000	7.750%, 9/15/2023[b,k]	207,784
56,000	4.338%, 5/16/2024[b]	57,119
	BB&T Corporation
74,000	2.150%, 2/1/2021	73,382
	BNP Paribas SA
270,000	7.625%, 3/30/2021[b,h,k]	284,512
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,891
111,000	3.050%, 3/9/2022	111,431
	Cboe Global Markets, Inc.
57,000	1.950%, 6/28/2019	56,933
	Central Fidelity Capital Trust I
125,000	3.597%, (LIBOR 3M + 1.000%), 4/15/2027[b]	114,375
	CIT Group, Inc.
190,000	4.750%, 2/16/2024	196,887
	Citigroup, Inc.
76,000	2.450%, 1/10/2020	75,851
76,000	2.650%, 10/26/2020	75,895
114,000	2.350%, 8/2/2021	112,933
38,000	2.750%, 4/25/2022	37,802
37,000	3.272%, (LIBOR 3M + 0.690%), 10/27/2022[b]	37,095
73,000	3.142%, 1/24/2023[b]	73,298
96,000	3.352%, 4/24/2025[b]	96,438
	CNA Financial Corporation
65,000	5.750%, 8/15/2021	69,188
	Commonwealth Bank of Australia
76,000	2.250%, 3/10/2020[h]	75,727
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
74,000	3.950%, 11/9/2022	75,371
	Credit Agricole SA
38,000	3.375%, 1/10/2022[h]	38,298
112,400	8.125%, 12/23/2025[b,h,k]	127,980
	Credit Suisse Group AG
51,000	7.500%, 7/17/2023[b,h,k]	53,486
268,000	7.500%, 12/11/2023[b,h,k]	287,095
	Credit Suisse Group Funding (Guernsey), Ltd.
76,000	3.125%, 12/10/2020	76,204
114,000	3.800%, 9/15/2022	116,378
	Deutsche Bank AG
37,000	2.700%, 7/13/2020	36,646
114,000	4.250%, 10/14/2021	114,137
	Digital Realty Trust, LP
55,000	2.750%, 2/1/2023	53,977
	Discover Bank
24,000	8.700%, 11/18/2019	24,726
72,000	3.100%, 6/4/2020	72,194
	Euronet Worldwide, Inc., Convertible
250,000	0.750%, 3/15/2049[h,i]	279,025
	Fidelity National Financial, Inc.
52,000	5.500%, 9/1/2022	55,019
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	56,647
32,000	3.650%, 1/25/2024	32,887
	GE Capital International Funding Company
133,000	3.373%, 11/15/2025	130,776
	General Electric Capital Corporation
32,000	3.100%, 1/9/2023	31,899
	Goldman Sachs Group, Inc.
74,000	5.375%, 5/10/2020[b,k]	75,722
76,000	5.250%, 7/27/2021	79,897
55,000	3.854%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,473
76,000	3.000%, 4/26/2022	76,125
51,000	2.876%, 10/31/2022[b]	50,681
37,000	3.649%, (LIBOR 3M + 1.050%), 6/5/2023[b]	37,173
64,000	3.625%, 2/20/2024	65,077
	GS Finance Corporation, Convertible
794,000	0.500%, 6/23/2025[c]	807,816
	Hartford Financial Services Group, Inc.
59,000	4.809%, (LIBOR 3M + 2.125%), 2/12/2047[b,h]	52,756
	Hilton Worldwide Finance, LLC
210,000	4.625%, 4/1/2025	212,625
	Hospitality Properties Trust
55,000	4.250%, 2/15/2021	55,495
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	115,166
76,000	6.875%, 6/1/2021[b,k]	79,705
80,000	6.375%, 9/17/2024[b,k]	82,100
	Huntington Bancshares, Inc.
70,000	3.150%, 3/14/2021	70,442
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	78,469
90,000	6.375%, 12/15/2025	93,825
	ILFC E-Capital Trust II
415,000	4.850%, (H15T30Y + 1.800%), 12/21/2065[b,h]	319,550
	ING Groep NV
140,000	6.000%, 4/16/2020[b,k]	141,064
64,000	4.100%, 10/2/2023	66,019
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	78,087
76,000	5.875%, 8/15/2022	81,887
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	131,024
	J.P. Morgan Chase & Company
55,000	3.306%, (LIBOR 3M + 0.680%), 6/1/2021[b]	55,237
57,000	2.776%, 4/25/2023[b]	56,732
78,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	79,147
69,000	4.023%, 12/5/2024[b]	71,530
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[h]	28,010
	Lincoln National Corporation
50,000	6.250%, 2/15/2020	51,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Financials (3.6%) - continued
$40,000	5.040%, (LIBOR 3M + 2.358%), 5/17/2066[b]	$34,400
	Lloyds Banking Group plc
142,000	6.657%, 5/21/2037[b,h,k]	148,212
	Macquarie Bank, Ltd.
162,000	6.125%, 3/8/2027[b,h,k]	154,507
	Marsh & McLennan Companies, Inc.
51,000	3.875%, 3/15/2024	52,998
	MGIC Investment Corporation, Convertible
358,000	9.000%, 4/1/2063[h]	473,724
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	38,078
73,000	3.455%, 3/2/2023	74,151
32,000	3.407%, 3/7/2024	32,461
	Morgan Stanley
76,000	2.800%, 6/16/2020	76,065
74,000	5.500%, 7/28/2021	78,120
77,000	3.772%, (LIBOR 3M + 1.180%), 1/20/2022[b]	77,836
37,000	2.750%, 5/19/2022	36,815
40,000	4.875%, 11/1/2022	42,354
74,000	3.125%, 1/23/2023	74,294
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	204,500
	National City Corporation
48,000	6.875%, 5/15/2019	48,072
	Nordea Bank Abp
200,000	6.625%, 3/26/2026[b,h,k]	204,500
	Park Aerospace Holdings, Ltd.
16,000	4.500%, 3/15/2023[h]	16,193
190,000	5.500%, 2/15/2024[h]	200,047
	PNC Bank NA
74,000	2.450%, 11/5/2020	73,742
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[h]	299,425
	Realty Income Corporation
57,000	5.750%, 1/15/2021	59,459
	Regions Financial Corporation
50,000	3.200%, 2/8/2021	50,351
37,000	3.800%, 8/14/2023	38,134
	Reinsurance Group of America, Inc.
56,000	4.700%, 9/15/2023	59,561
	Royal Bank of Canada
76,000	2.125%, 3/2/2020	75,668
	Royal Bank of Scotland Group plc
245,000	8.625%, 8/15/2021[b,k]	263,375
195,000	5.125%, 5/28/2024	202,702
81,000	4.269%, 3/22/2025[b]	82,565
153,000	7.648%, 9/30/2031[b,k]	193,677
	Santander Holdings USA, Inc.
51,000	4.450%, 12/3/2021	52,691
	Santander UK Group Holdings plc
76,000	2.875%, 8/5/2021	75,576
	Simon Property Group, LP
60,000	2.500%, 9/1/2020	60,003
80,000	2.500%, 7/15/2021	79,757
	SITE Centers Corporation
17,000	4.625%, 7/15/2022	17,537
	Societe Generale SA
240,000	8.000%, 9/29/2025[b,h,k]	260,100
	Standard Chartered plc
11,000	2.100%, 8/19/2019[h]	10,978
	State Street Capital Trust IV
440,000	3.611%, (LIBOR 3M + 1.000%), 6/15/2047[b]	347,600
	State Street Corporation
60,000	3.583%, (LIBOR 3M + 0.900%), 8/18/2020[b]	60,552
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	74,393
37,000	2.784%, 7/12/2022	36,920
	SunTrust Banks, Inc.
50,000	2.900%, 3/3/2021	50,146
	Synchrony Financial
37,000	3.000%, 8/15/2019	37,008
25,000	3.968%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,099
34,000	4.250%, 8/15/2024	34,439
	Toronto-Dominion Bank
45,000	2.550%, 1/25/2021	44,952
32,000	3.250%, 3/11/2024	32,459
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[h]	74,121
	USB Realty Corporation
396,000	3.744%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,k]	341,613
	Ventas Realty, LP
37,000	3.100%, 1/15/2023	37,085
	Wachovia Capital Trust II
40,000	3.097%, (LIBOR 3M + 0.500%), 1/15/2027[b]	36,900
	Wells Fargo & Company
45,000	2.100%, 7/26/2021	44,323
37,000	2.625%, 7/22/2022	36,689
77,000	3.691%, (LIBOR 3M + 1.110%), 1/24/2023[b]	77,989
50,000	3.813%, (LIBOR 3M + 1.230%), 10/31/2023[b]	50,974
34,000	3.750%, 1/24/2024	35,024
	Welltower, Inc.
57,000	4.950%, 1/15/2021	58,682
	Westpac Banking Corporation
65,000	3.533%, (LIBOR 3M + 0.850%), 8/19/2021[b]	65,724

	Total	13,854,789

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation
1,121,788	3.500%, 8/15/2035, Ser. 345, Class C8[l]	166,643
	Federal Home Loan Mortgage Corporation - REMIC
999,636	3.000%, 5/15/2027, Ser. 4046, Class GIl	71,319
1,191,536	3.000%, 4/15/2033, Ser. 4203, Class DIl	95,787
	Federal National Mortgage Association
2,575,838	3.000%, 11/25/2027, Ser. 2012-121, Class BIl	202,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Mortgage-Backed Securities (4.7%) - continued
	Federal National Mortgage Association - REMIC
$1,071,096	3.000%, 7/25/2027, Ser. 2012-74, Class AIl	$78,318
1,313,673	3.000%, 7/25/2027, Ser. 2012-73, Class DIl	107,531
1,429,934	3.000%, 12/25/2027, Ser. 2012-139, Class DIl	107,358
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,750,000	3.500%, 5/1/2049[e]	3,784,310
5,775,000	4.000%, 5/1/2049[e]	5,926,091
225,000	4.500%, 5/1/2049[e]	234,103
2,950,000	5.000%, 5/1/2049[e]	3,108,851
4,025,000	4.500%, 6/1/2049[e]	4,185,327

	Total	18,067,726

Technology (1.4%)
	Apple, Inc.
76,000	2.850%, 5/6/2021	76,478
74,000	3.047%, (LIBOR 3M + 0.350%), 5/11/2022[b]	74,410
74,000	2.400%, 1/13/2023	73,361
	Baidu, Inc.
37,000	3.000%, 6/30/2020	37,007
	Broadcom Corporation
75,000	2.650%, 1/15/2023	72,981
	CommScope Technologies Finance, LLC
190,000	6.000%, 6/15/2025[h]	192,973
	Cypress Semiconductor Corporation, Convertible
325,000	4.500%, 1/15/2022	453,038
	Dell International, LLC/ EMC Corporation
32,000	4.000%, 7/15/2024[h]	32,354
	Diamond 1 Finance Corporation
76,000	5.450%, 6/15/2023[h]	81,089
	Electronics For Imaging, Inc., Convertible
62,000	2.250%, 11/15/2023[h]	73,788
	Equinix, Inc.
200,000	5.750%, 1/1/2025	207,500
	Fidelity National Information Services, Inc.
34,000	3.625%, 10/15/2020	34,313
65,000	2.250%, 8/15/2021	64,261
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[h]	155,312
	Hewlett Packard Enterprise Company
95,000	3.600%, 10/15/2020	95,894
	Intel Corporation
60,000	3.100%, 7/29/2022	60,983
	Intel Corporation, Convertible
221,000	3.250%, 8/1/2039	551,897
	j2 Global, Inc., Convertible
161,000	3.250%, 6/15/2029	218,457
	Marvell Technology Group, Ltd.
37,000	4.200%, 6/22/2023	37,694
	Microchip Technology, Inc., Convertible
105,000	1.625%, 2/15/2027	136,223
	Microsoft Corporation
76,000	2.400%, 2/6/2022	75,927
	NetApp, Inc.
55,000	2.000%, 9/27/2019	54,822
	Nuance Communications, Inc., Convertible
755,000	1.250%, 4/1/2025	747,186
	ON Semiconductor Corporation, Convertible
43,000	1.000%, 12/1/2020	57,450
182,000	1.625%, 10/15/2023	238,975
	Oracle Corporation
60,000	2.500%, 5/15/2022	59,701
	Plantronics, Inc.
160,000	5.500%, 5/31/2023[h]	161,400
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	92,748
	SS&C Technologies, Inc.
150,000	5.500%, 9/30/2027[h]	153,844
	Verint Systems, Inc., Convertible
525,000	1.500%, 6/1/2021	587,799
	Vishay Intertechnology, Inc., Convertible
124,000	2.250%, 6/15/2025[h]	119,033
	VMware, Inc.
37,000	2.300%, 8/21/2020	36,747
	Western Digital Corporation
220,000	4.750%, 2/15/2026[i]	212,300

	Total	5,327,945

Transportation (0.3%)
	Air Canada Pass Through Trust
14,789	3.875%, 3/15/2023[h]	14,742
	Boeing Company
64,000	3.100%, 5/1/2026	63,820
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	56,953
11,310	4.950%, 11/23/2020	11,322
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	60,643
	Meritor, Inc., Convertible
271,000	3.250%, 10/15/2037	279,352
	Penske Truck Leasing Company, LP
32,000	3.375%, 2/1/2022[h]	32,169
	Ryder System, Inc.
68,000	3.500%, 6/1/2021	68,843
	Union Pacific Corporation
55,000	3.750%, 7/15/2025	57,207
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	60,126
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	186,619
	XPO Logistics, Inc.
150,000	6.500%, 6/15/2022[h]	153,375

	Total	1,045,171

Utilities (0.6%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	37,785

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (24.6%)	Value
Utilities (0.6%) - continued
	Ameren Corporation
$60,000	2.700%, 11/15/2020	$59,813
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	87,839
	Calpine Corporation
95,000	5.375%, 1/15/2023	95,712
100,000	5.875%, 1/15/2024[h]	102,000
	CenterPoint Energy, Inc.
37,000	2.500%, 9/1/2022	36,363
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,759
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	73,695
	DTE Energy Company
51,000	3.300%, 6/15/2022	51,458
	Duke Energy Corporation
74,000	2.400%, 8/15/2022	73,076
	Edison International
38,000	2.125%, 4/15/2020	37,499
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,973
	Eversource Energy
37,000	2.500%, 3/15/2021	36,808
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	44,360
57,000	2.950%, 1/15/2020	57,020
	FirstEnergy Corporation
56,000	2.850%, 7/15/2022	55,609
	Fortis, Inc.
30,000	2.100%, 10/4/2021	29,473
	NextEra Energy Operating Partners, LP
210,000	4.500%, 9/15/2027[h]	206,325
	NiSource, Inc.
50,000	3.650%, 6/15/2023	51,121
230,000	5.650%, 6/15/2023[b,k]	230,856
	NRG Energy, Inc., Convertible
115,000	2.750%, 6/1/2048[h]	129,428
	Pinnacle West Capital Corporation
37,000	2.250%, 11/30/2020	36,634
	PPL Capital Funding, Inc.
50,000	3.500%, 12/1/2022	50,613
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	50,009
	Sempra Energy
25,000	2.400%, 3/15/2020	24,920
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,592
	Southern Company
37,000	2.350%, 7/1/2021	36,564
	TerraForm Power Operating, LLC
195,000	5.000%, 1/31/2028[h]	192,319
	TransCanada Trust
325,000	5.875%, 8/15/2076[b]	332,702

	Total	2,302,325

	Total Long-Term Fixed Income (cost $94,199,056)	95,104,522

Shares	Registered Investment Companies (8.1%)	Value
Affiliated (6.5%)
2,662,229	Thrivent Core Emerging Markets Debt Fund	25,184,685

	Total	25,184,685

Unaffiliated (1.6%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	157,734
16,140	BlackRock Resources & Commodities Strategy Trust	129,766
35,000	Invesco Senior Loan ETF	803,950
50,200	Invesco Variable Rate Preferred ETF	1,242,952
2,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	298,050
1,391	iShares Russell 2000 Index Fund[i]	220,181
1,035	iShares Russell 2000 Value Index Fund	128,682
3,061	Materials Select Sector SPDR Fund[i]	175,854
33,449	MFS Intermediate Income Trust	125,434
1,932	SPDR S&P Retail ETF	88,254
36,578	Templeton Global Income Fund	231,904
16,404	Vanguard Real Estate ETF	1,423,375
11,500	Vanguard Short-Term Corporate Bond ETF	916,895
44,188	Western Asset High Income Opportunity Fund, Inc.	220,940

	Total	6,163,971

	Total Registered Investment Companies (cost $31,865,765)	31,348,656

Shares	Preferred Stock (1.0%)	Value
Consumer Staples (0.1%)
10,600	CHS, Inc., 7.100%[b,k]	278,250

	Total	278,250

Energy (0.2%)
40,412	Crestwood Equity Partners, LP, 9.250%[k]	379,873
1,450	Energy Transfer Operating, LP, 7.600%[b,g,k]	36,061
11,700	Nustar Logistics, LP, 9.170%[b]	295,659

	Total	711,593

Financials (0.5%)
2,826	Agribank FCB, 6.875%[b,k]	302,029
2,200	CoBank ACB, 6.250%[b,k]	228,250
5,944	Federal National Mortgage Association, 0.000%[g,i,k]	65,860
330	First Tennessee Bank NA, 3.750%[b,h,k]	239,250
7,700	GMAC Capital Trust I, 8.401%[b]	202,510
3,525	Hartford Financial Services Group, Inc., 7.875%[b]	97,466
5,600	Morgan Stanley, 7.125%[b,k]	155,400
3,600	Regions Financial Corporation, 5.700%[b,g,k]	91,440
325	Wells Fargo & Company, Convertible, 7.500%[k]	424,918

	Total	1,807,123

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Preferred Stock (1.0%)	Value
Health Care (0.1%)
404	Danaher Corporation, Convertible, 4.750%[g]	$425,614

	Total	425,614

Industrials (0.1%)
291	Fortive Corporation, Convertible, 5.000%	314,117

	Total	314,117

Real Estate (<0.1%)
7,650	Colony Capital, Inc., 8.750%[k]	191,479

	Total	191,479

Utilities (<0.1%)
2,925	NiSource, Inc., 6.500%[b,k]	77,162
132	Sempra Energy, Convertible, 6.000%	14,109

	Total	91,271

	Total Preferred Stock (cost $3,710,404)	3,819,447

Shares	Collateral Held for Securities Loaned (1.2%)	Value
4,821,700	Thrivent Cash Management Trust	4,821,700

	Total Collateral Held for Securities Loaned (cost $4,821,700)	4,821,700

Shares or Principal Amount	Short-Term Investments (9.0%)	Value
	Federal Home Loan Bank Discount Notes
300,000	2.400%, 5/10/2019[n,o]	299,819
500,000	2.385%, 6/19/2019[n,o]	498,360
700,000	2.390%, 7/10/2019[n,o]	696,720
	Thrivent Core Short-Term Reserve Fund
3,346,815	2.690%	33,468,153

	Total Short-Term Investments (cost $34,963,097)	34,963,052

	Total Investments (cost $393,017,254) 106.0%	$410,437,191

	Other Assets and Liabilities, Net (6.0%)	(23,262,892)

	Total Net Assets 100.0%	$387,174,299

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g	Non-income producing security.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $35,282,509 or 9.1% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	All or a portion of the security is insured or guaranteed.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of April 30, 2019:

Securities Lending Transactions
Common Stock	$3,825,645
Long-Term Fixed Income	848,339

Total lending	$4,673,984
Gross amount payable upon return of collateral for securities loaned	$4,821,700

Net amounts due to counterparty	$147,716

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

GLOBAL STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value
Communications Services (10.0%)
191,200	Activision Blizzard, Inc.	$9,217,752
32,908	Alphabet, Inc., Class Aa	39,455,376
21,338	Alphabet, Inc., Class Ca	25,359,786
899,142	Auto Trader Group plc[b]	6,646,793
74,313	CBS Corporation	3,810,027
397,589	Comcast Corporation	17,307,049
160,631	Facebook, Inc.[a]	31,066,035
14,982	Ipsos SA	434,573
1,391,702	KCOM Group plc	1,776,672
268,300	KDDI Corporation	6,183,657
555,238	Mediaset Espana Comunicacion SA	4,305,949
26,100	NTT DOCOMO, INC.	566,777
38,235	Rightmove plc	270,364
200,053	Seven West Media, Ltd.[a]	79,839
479,292	Telenor ASA[c]	9,634,664
1,938,442	Telstra Corporation, Ltd.	4,617,068
120,720	Tencent Holdings, Ltd., ADR	5,944,253
159,500	TV Asahi Holdings Corporation	2,814,814
215,802	Verizon Communications, Inc.	12,341,716
35,934	Wolters Kluwer NV	2,508,113

	Total	184,341,277

Consumer Discretionary (13.1%)
27,116	Amazon.com, Inc.[a]	52,239,516
19,700	AOKI Holdings, Inc.	205,887
17,000	Aoyama Trading Company, Ltd.	373,405
19,264	Aptiv plc	1,650,925
22,500	Autobacs Seven Company, Ltd.	392,400
265,976	Barratt Developments plc	2,092,394
56,600	Benesse Holdings, Inc.	1,564,869
106,447	Berkeley Group Holdings plc	5,221,940
7,647	Booking Holdings, Inc.[a]	14,185,109
12,469	Bovis Homes Group plc	180,785
25,300	Bridgestone Corporation	1,003,661
267,133	Bunzl plc	8,057,034
15,284	Burberry Group plc	402,841
96,965	Carnival plc	5,140,570
25,000	Chiyoda Company, Ltd.	396,167
53,301	Cie Generale des Etablissements Michelin	6,892,405
549,500	Citizen Watch Company, Ltd.	3,098,207
16,120	Compass Group plc	366,793
52,609	Countryside Properties plc[b]	233,032
73,594	D.R. Horton, Inc.	3,260,950
181,700	Denso Corporation	7,939,387
11,000	Exedy Corporation	252,067
40,505	Gildan Activewear, Inc.	1,493,578
98,654	Harley-Davidson, Inc.	3,672,888
56,154	Inchcape plc	450,828
150,241	Las Vegas Sands Corporation	10,073,659
164,941	Lowe’s Companies, Inc.	18,661,425
68,731	Magna International, Inc.	3,824,193
321,692	Marks and Spencer Group plc	1,199,997
278,810	Moneysupermarket.com Group plc	1,324,322
46,971	Netflix, Inc.[a]	17,404,634
181,400	NHK Spring Company, Ltd.	1,633,952
187,978	NIKE, Inc.	16,510,108
1,276,400	Nissan Motor Company, Ltd.	10,246,995
23,600	Onward Holdings Company, Ltd.	130,198
13,846	Peugeot SA	363,028
17,400	Plenus Company, Ltd.	287,438
233,536	Redrow plc	1,879,795
46,600	Sangetsu Company, Ltd.	873,521
684,200	Sekisui House, Ltd.	11,031,550
13,100	SHIMAMURA Company, Ltd.	976,789
32,349	SmartCentres Real Estate Investment Trust	818,082
109,200	Starbucks Corporation	8,482,656
413,500	Sumitomo Rubber Industries, Ltd.	5,084,536
77,190	Super Retail Group, Ltd.	471,474
9,100	Takara Standard Company, Ltd.	138,524
816,072	Taylor Wimpey plc	1,934,754
220,400	Toyoda Gosei Company, Ltd.	4,588,115
5,200	TS Tech Company, Ltd.	156,169
19,200	United Arrows, Ltd.	606,469
31,397	WH Smith plc	840,004
623,200	Yahoo Japan Corporation	1,663,614

	Total	241,973,639

Consumer Staples (5.8%)
27,900	Arcs Company, Ltd.	565,607
36,789	Carlsberg AS	4,756,847
172,678	Empire Company, Ltd.	3,841,012
36,465	ForFarmers BV	311,785
8,832	Glanbia plc	162,360
235,659	Imperial Brands plc	7,498,250
647,600	Japan Tobacco, Inc.	14,964,497
46,337	Kimberly-Clark Corporation	5,948,744
222,610	Koninklijke Ahold Delhaize NV	5,365,277
4,936	L’Oreal SA	1,357,664
9,000	Ministop Company, Ltd.	141,866
194,000	Monster Beverage Corporation[a]	11,562,400
72,300	Philip Morris International, Inc.	6,258,288
80,600	Sugi Holdings Company, Ltd.	4,076,385
120,700	Sundrug Company, Ltd.	3,236,030
133,387	Swedish Match AB	6,503,897
13,000	TSURUHA Holdings, Inc.	1,107,936
159,757	Unilever NV	9,666,068
232,787	Unilever plc	14,110,426
44,658	Wal-Mart Stores, Inc.	4,592,629

	Total	106,027,968

Energy (3.9%)
159,809	BP plc ADR	6,988,448
157,357	Chevron Corporation	18,892,281
27,133	Equitrans Midstream Corporation	565,180
5,851	Gaztransport Et Technigaz SA	529,461
299,050	Halliburton Company	8,472,086
289,117	Marathon Oil Corporation	4,926,554
104,900	Marathon Petroleum Corporation	6,385,263
75,046	Pioneer Natural Resources Company	12,492,157
17,600	Royal Dutch Shell plc, Class A	560,762
390,501	Royal Dutch Shell plc, Class B	12,602,799

	Total	72,414,991

Financials (13.6%)
53,978	Aareal Bank AG	1,888,058
2,922	AB Industrivarden	65,759
66,000	Aflac, Inc.	3,325,080
18,736	Allianz SE	4,528,774
36,426	American International Group, Inc.	1,732,785
295,776	Banca Monte dei Paschi di Siena SPA[a,c]	449,456
1,047,187	Bank of America Corporation	32,022,979
71,003	Bank of Montreal	5,608,373
170,701	Bankinter SA	1,364,452
282,595	Blackstone Group, LP	11,151,199
71,269	Capital One Financial Corporation	6,615,901
148,500	Charles Schwab Corporation	6,798,330
63,960	Chubb, Ltd.	9,286,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

GLOBAL STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value
Financials (13.6%) - continued
430,261	CI Financial Corporation	$6,188,796
338,406	Citigroup, Inc.	23,925,304
198,125	CNP Assurances[c]	4,679,878
23,335	Comerica, Inc.	1,833,898
110,994	Deutsche Pfandbriefbank AGb	1,549,804
308,639	Direct Line Insurance Group plc	1,328,091
166,464	DnB ASA[a]	3,200,971
95,521	Euronext NVb	6,637,025
197,798	Fifth Third Bancorp	5,700,538
126,870	Finecobank Banca Fineco SPA	1,671,129
737,856	FlexiGroup, Ltd.	726,718
92,199	Genworth MI Canada, Inc.[c]	2,865,003
20,241	Goldman Sachs Group, Inc.	4,168,027
58,200	Hartford Financial Services Group, Inc.	3,044,442
408,136	Huntington Bancshares, Inc.	5,681,253
146,500	Intercontinental Exchange, Inc.	11,917,775
16,158	Investor AB	770,603
70,678	J.P. Morgan Chase & Company	8,202,182
21,000	Laurentian Bank of Canada	665,253
9,978,696	Lloyds TSB Group plc	8,160,938
429,378	Manulife Financial Corporation	7,906,811
2,291,348	Medibank Private, Ltd.	4,617,903
210,176	MetLife, Inc.	9,695,419
62,000	Morgan Stanley	2,991,500
37,616	National Bank of Canada	1,791,933
22,970	Paragon Banking Group plc	137,575
35,342	Pargesa Holding SA	2,777,490
19,017	Prudential Financial, Inc.	2,010,287
70,000	Raymond James Financial, Inc.	6,409,900
36,000	Resona Holdings, Inc.	152,824
27,900	S&P Global, Inc.	6,156,414
25,700	Senshu Ikeda Holdings, Inc.	63,859
67,650	State Street Corporation	4,577,199
40,050	Topdanmark AS	2,160,897
108,600	U.S. Bancorp	5,790,552
117,000	Zions Bancorporations NA	5,771,610

	Total	250,767,939

Health Care (11.2%)
142,550	Abbott Laboratories	11,341,278
30,138	Amplifon SPA	579,793
27,434	Biogen, Inc.[a]	6,288,970
73,000	BioMarin Pharmaceutical, Inc.[a]	6,243,690
10,401	Cigna Holding Company	1,652,095
172,805	CVS Health Corporation	9,397,136
41,689	Edwards Lifesciences Corporation[a]	7,340,182
37,300	Gilead Sciences, Inc.	2,425,992
20,113	GN Store Nord AS	1,030,897
8,894	Illumina, Inc.[a]	2,774,928
20,443	Intuitive Surgical, Inc.[a]	10,438,809
97,206	Johnson & Johnson	13,725,487
12,000	KYORIN Holdings, Inc.	225,507
3,906	LNA Sante	201,745
57,465	Medtronic plc	5,103,467
306,992	Merck & Company, Inc.	24,163,340
183,067	Novartis AG	15,000,528
340,552	Novo Nordisk AS	16,685,194
375,750	Pfizer, Inc.	15,259,208
8,841	Recordati SPA	357,246
54,226	Roche Holding AG	14,308,255
35,903	Thermo Fisher Scientific, Inc.	9,961,287
50,505	UnitedHealth Group, Inc.	11,771,200
38,862	Vertex Pharmaceuticals, Inc.[a]	6,566,901
122,645	Zoetis, Inc.	12,490,167

	Total	205,333,302

Industrials (9.5%)
155,439	ACS Actividades de Construccion y Servicios, SA	7,148,077
257,021	Atlas Copco AB, Class A	8,022,732
228,956	Atlas Copco AB, Class B	6,521,166
34,935	Boeing Company	13,194,600
13,153	Bureau Veritas SA	333,413
27,052	CIA De Distribucion Integral	641,809
249,799	Delta Air Lines, Inc.	14,560,784
338,127	GWA Group, Ltd.	803,067
65,000	Hino Motors, Ltd.	616,231
35,900	Hitachi Zosen Corporation	111,270
129,012	Honeywell International, Inc.	22,400,354
42,800	Inaba Denki Sangyo Company, Ltd.	1,743,596
33,515	Ingersoll-Rand plc	4,109,274
79,600	Johnson Controls International plc	2,985,000
57,535	Koninklijke Philips NV	2,470,777
60,300	Marubeni Corporation	432,085
37,903	Meggitt plc	269,711
32,500	Mitsuboshi Belting, Ltd.	617,436
36,800	Mitsui & Company, Ltd.	595,225
131,393	National Express Group plc	704,194
108,600	Nitto Kogyo Corporation	2,132,106
56,084	Nobina ABb	360,097
135,705	Norfolk Southern Corporation	27,686,534
40,052	Northgate plc	192,199
262,633	PageGroup plc	1,846,375
371,470	RELX plc	8,534,769
2,633	Rockwool International AS	704,456
173,462	Sandvik AB	3,212,236
29,806	Schindler Holding AG, Participation Certificate	6,441,822
248,334	SKF AB	4,609,570
17,360	Spirax-Sarco Engineering plc	1,871,718
334,800	Sumitomo Corporation	4,798,630
580,800	Sumitomo Electric Industries, Ltd.	7,727,946
15,900	Taikisha, Ltd.	480,522
19,900	Teijin, Ltd.	342,322
43,400	Toppan Forms Company, Ltd.	396,913
31,184	Transcontinental, Inc.	374,757
34,000	Tsubakimoto Chain Company	1,267,339
61,297	United Parcel Service, Inc.	6,510,967
42,932	United Technologies Corporation	6,122,533
20,200	Yuasa Trading Company, Ltd.	576,248

	Total	174,470,860

Information Technology (19.4%)
92,345	Amadeus IT Holding SA	7,359,617
220,440	Apple, Inc.	44,235,695
71,070	Autodesk, Inc.[a]	12,665,385
374,600	Canon, Inc.	10,394,430
78,074	Capgemini SA	9,474,653
179,202	CGI, Inc.[a]	12,898,745
750,593	Cisco Systems, Inc.	41,995,678
270,693	Computershare, Ltd.	3,405,386
334,530	Halma plc	7,871,395
3,834	Jenoptik AG	151,745
5,198	Kulicke and Soffa Industries, Inc.	120,957
67,353	MasterCard, Inc.	17,123,827
502,258	Microsoft Corporation	65,594,895
56,500	NEC Networks & System Integration Corporation	1,361,096

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

GLOBAL STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (93.8%)	Value
Information Technology (19.4%) - continued
50,100	NVIDIA Corporation	$9,068,100
165,722	Oracle Corporation	9,169,398
157,021	PayPal Holdings, Inc.[a]	17,707,258
53,800	QUALCOMM, Inc.	4,633,794
21,600	Ryoyo Electro Corporation	332,565
181,042	Salesforce.com, Inc.[a]	29,935,295
249,700	Shinko Electric Industries Company, Ltd.	2,203,656
33,600	Splunk, Inc.[a]	4,638,144
37,053	Texas Instruments, Inc.	4,365,955
178,092	Visa, Inc.	29,283,668
94,808	Xilinx, Inc.	11,390,233

	Total	357,381,570

Materials (4.3%)
124,527	Alcoa Corporation[a]	3,322,380
432,211	BHP Group plc	10,202,173
251,572	BHP Group, Ltd.	6,657,186
7,145	Boliden ABa	212,635
129,457	CF Industries Holdings, Inc.	5,797,084
118,910	Eastman Chemical Company	9,379,621
8,535	Fuchs Petrolub SE	372,151
110,548	Granges AB	1,200,273
79,349	Hexpol AB	619,798
27,800	Hokuetsu Corporation	151,649
213,600	JFE Holdings, Inc.	3,675,597
164,300	JSR Corporation	2,506,975
49,843	Koninklijke DSM NV	5,700,647
108,200	Kyoei Steel, Ltd.[c]	1,797,842
18,400	Lintec Corporation	397,382
63,880	Methanex Corporation	3,508,290
306,000	Mitsubishi Gas Chemical Company, Inc.	4,593,929
93,500	Nippon Kayaku Company, Ltd.	1,098,762
367,200	Nippon Steel Corporation	6,568,028
244,030	Sandfire Resources NL	1,213,810
6,000	Sanyo Special Steel Company, Ltd.	120,314
16,100	Taiyo Holdings Company, Ltd.	567,115
75,000	Toagosei Company, Ltd.	818,747
298,130	UPM-Kymmene Oyj	8,417,679

	Total	78,900,067

Real Estate (1.7%)
15,278	Castellum AB	274,690
42,474	Choice Properties REIT	432,444
59,600	Daito Trust Construction Company, Ltd.	7,980,647
14,019	Deutsche EuroShop AG	421,316
64,347	Granite REIT	2,929,405
26,964	H&R REIT	460,705
632,000	Hysan Development Company, Ltd.	3,542,190
148,073	Klepierre SA	5,261,650
3,059,824	Mirvac Group	6,125,431
67,304	Quebecor, Inc.	1,678,455
198,000	Road King Infrastructure, Ltd.	449,628
99,848	Scentre Group	269,340
32,000	Swire Pacific, Ltd.	405,231
527,157	Vicinity Centres	945,370
458,600	Wing Tai Holdings, Ltd.	692,073

	Total	31,868,575

Utilities (1.3%)
639,164	AGL Energy, Ltd.	10,027,429
84,990	Contact Energy, Ltd.	381,557
293,264	Enagas SA	8,365,487
104,739	Exelon Corporation	5,336,452

	Total	24,110,925

	Total Common Stock (cost $1,309,897,455)	1,727,591,113

Shares	Collateral Held for Securities Loaned (1.1%)	Value
20,677,154	Thrivent Cash Management Trust	20,677,154

	Total Collateral Held for Securities Loaned (cost $20,677,154)	20,677,154

Shares or Principal Amount	Short-Term Investments (5.8%)	Value
	Federal Home Loan Bank Discount Notes
6,000,000	2.390%, 5/15/2019[d,e]	5,994,377
5,400,000	2.385%, 6/19/2019[d,e]	5,382,287
4,500,000	2.376%, 6/25/2019[d,e]	4,483,431
200,000	2.385%, 6/26/2019[d,e]	199,250
	Thrivent Core Short-Term Reserve Fund
9,058,039	2.690%	90,580,392

	Total Short-Term Investments (cost $106,640,211)	106,639,737

	Total Investments (cost $1,437,214,820) 100.7%	$1,854,908,004

	Other Assets and Liabilities, Net (0.7%)	(13,767,463)

	Total Net Assets 100.0%	$1,841,140,541

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $15,426,751 or 0.8% of total net assets.

c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Global Stock Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$16,972,275

Total lending	$16,972,275
Gross amount payable upon return of collateral for securities loaned	$20,677,154

Net amounts due to counterparty	$3,704,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

GLOBAL STOCK FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (5.6%)[a]	Value
Basic Materials (1.0%)
	Contura Energy, Inc., Term Loan
$6,127,437	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	$6,119,778
	Starfruit US Holdco, LLC, Term Loan
1,396,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	1,389,900

	Total	7,509,678

Capital Goods (0.8%)
	Navistar, Inc., Term Loan
3,730,556	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	3,728,690
	Vertiv Group Corporation, Term Loan
2,030,819	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	1,939,432

	Total	5,668,122

Communications Services (1.1%)
	Frontier Communications Corporation, Term Loan
3,659,812	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	3,568,317
	Univision Communications, Inc., Term Loan
1,368,746	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	1,315,707
	Windstream Services, LLC, Term Loan
3,740,000	0.000%, (PRIME + 5.000%), 3/30/2021[b,d,e,f]	3,805,450

	Total	8,689,474

Consumer Cyclical (1.0%)
	Cengage Learning, Inc., Term Loan
3,674,869	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,537,062
	Golden Nugget, LLC, Term Loan
1,864,972	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	1,865,811
	Staples, Inc., Term Loan
2,335,000	0.000%, (LIBOR 3M + 5.000%), 4/9/2026[b,d,e]	2,304,645

	Total	7,707,518

Consumer Non-Cyclical (0.8%)
	Bausch Health Companies, Inc., Term Loan
2,276,407	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	2,285,421
	Chobani, LLC, Term Loan
1,396,431	5.983%, (LIBOR 1M + 3.500%), 10/7/2023[b]	1,377,231
	Endo International plc, Term Loan
2,329,074	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,299,960

	Total	5,962,612

Financials (0.9%)
	Forest City Enterprises, LP, Term Loan
3,256,838	6.483%, (LIBOR 1M + 4.000%), 12/7/2025[b]	3,275,825
	Grizzly Finco, Term Loan
3,681,500	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	3,693,244

	Total	6,969,069

	Total Bank Loans (cost $42,189,884)	42,506,473

Principal Amount	Long-Term Fixed Income (88.0%)	Value
Basic Materials (6.8%)
	Alcoa, Inc.
1,395,000	5.125%, 10/1/2024	1,438,524
	Big River Steel, LLC
3,140,000	7.250%, 9/1/2025[g]	3,342,593
	BWAY Holding Company
2,330,000	5.500%, 4/15/2024[g]	2,314,039
	Cleveland-Cliffs, Inc.
3,745,000	5.750%, 3/1/2025	3,721,594
	Consolidated Energy Finance SA
2,330,000	6.875%, 6/15/2025[g]	2,399,900
	Element Solutions, Inc.
3,000,000	5.875%, 12/1/2025[g]	3,071,250
	First Quantum Minerals, Ltd.
509,000	7.000%, 2/15/2021[g]	518,544
2,325,000	7.250%, 4/1/2023[g]	2,295,937
1,860,000	6.875%, 3/1/2026[g]	1,732,125
	Grinding Media, Inc.
2,880,000	7.375%, 12/15/2023[g]	2,815,200
	Hexion, Inc.
2,235,000	6.625%, 4/15/2020[f,h]	1,771,237
	Krayton Polymers, LLC
2,325,000	7.000%, 4/15/2025[g]	2,402,771
	Mercer International, Inc.
1,860,000	7.375%, 1/15/2025[g,i]	1,963,462
2,785,000	5.500%, 1/15/2026	2,750,187
	Midwest Vanadium, Pty. Ltd.
2,862,131	11.500%, 2/15/2018*,f,h	9,946
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[g]	1,488,988
2,030,000	5.875%, 9/30/2026[g]	2,062,988
	Olin Corporation
2,805,000	5.000%, 2/1/2030	2,776,950
	Peabody Securities Finance Corporation
2,820,000	6.000%, 3/31/2022[g]	2,862,300
	Trinseo Materials Operating SCA
2,800,000	5.375%, 9/1/2025[g]	2,723,000
	Tronox Finance plc
2,790,000	5.750%, 10/1/2025[g]	2,723,738
	United States Steel Corporation
1,865,000	6.875%, 8/15/2025	1,750,116
2,350,000	6.250%, 3/15/2026	2,109,125

	Total	51,044,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (88.0%)	Value
Capital Goods (9.8%)
	Abengoa Abenewco 2 Bis SA, Convertible
$3,362,865	1.500%, PIK 1.250%, 4/26/2024*,c,j	$403,140
	Advanced Disposal Services, Inc.
2,845,000	5.625%, 11/15/2024[g]	2,987,250
	AECOM
935,000	5.875%, 10/15/2024	991,100
2,805,000	5.125%, 3/15/2027	2,815,547
	Arconic, Inc.
1,395,000	5.900%, 2/1/2027	1,474,752
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[g]	4,014,025
3,280,000	6.000%, 2/15/2025[g]	3,304,600
	Berry Global, Inc.
1,510,000	4.500%, 2/15/2026[g]	1,464,700
	Berry Plastics Corporation
3,740,000	5.125%, 7/15/2023	3,796,100
	Bombardier, Inc.
2,555,000	7.500%, 3/15/2025[g,i]	2,561,388
4,210,000	7.875%, 4/15/2027[g]	4,236,313
	BWAY Holding Company
2,795,000	7.250%, 4/15/2025[g,i]	2,721,631
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[g]	2,566,275
2,000,000	6.125%, 5/5/2025[g]	2,086,000
	Covanta Holding Corporation
1,400,000	5.875%, 7/1/2025	1,435,000
2,190,000	6.000%, 1/1/2027	2,228,325
	Crown Cork & Seal Company, Inc.
2,790,000	7.375%, 12/15/2026	3,124,800
	Flex Acquisition Company, Inc.
2,795,000	6.875%, 1/15/2025[g]	2,627,300
700,000	7.875%, 7/15/2026[g]	656,040
	GFL Environmental, Inc.
2,790,000	7.000%, 6/1/2026[g]	2,720,250
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	4,202,100
	Herc Rentals, Inc.
3,133,000	7.750%, 6/1/2024[g,i]	3,327,873
	Jeld-Wen, Inc.
2,330,000	4.875%, 12/15/2027[g]	2,225,150
	New Enterprise Stone & Lime Company, Inc.
1,855,000	6.250%, 3/15/2026[g]	1,880,506
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[g]	2,803,950
	Reynolds Group Issuer, Inc.
1,995,000	5.125%, 7/15/2023[g]	2,023,947
	Ritchie Bros. Auctioneers, Inc.
1,295,000	5.375%, 1/15/2025[g]	1,330,613
	Summit Materials, LLC
1,865,000	5.125%, 6/1/2025[g,i]	1,855,675
	U.S. Concrete, Inc.
2,620,000	6.375%, 6/1/2024	2,692,050
	United Rentals North America, Inc.
940,000	5.500%, 7/15/2025	973,370
2,380,000	5.875%, 9/15/2026	2,484,125

	Total	74,013,895

Communications Services (13.5%)
	AMC Networks, Inc.
2,400,000	5.000%, 4/1/2024	2,430,000
	Block Communications, Inc.
3,280,000	6.875%, 2/15/2025[g]	3,403,000
	CBS Radio, Inc.
1,665,000	7.250%, 11/1/2024[g,i]	1,719,112
	CCO Holdings, LLC
6,720,000	5.875%, 4/1/2024[g]	7,020,451
	CCOH Safari, LLC
4,795,000	5.750%, 2/15/2026[g]	5,016,769
	Cengage Learning, Inc.
1,495,000	9.500%, 6/15/2024[g,i]	1,390,350
	Clear Channel Worldwide Holdings, Inc.
3,005,000	6.500%, 11/15/2022	3,072,612
2,000,000	9.250%, 2/15/2024[g]	2,152,500
	CSC Holdings, LLC
4,910,000	6.500%, 2/1/2029[g]	5,272,112
	Embarq Corporation
4,675,000	7.995%, 6/1/2036	4,610,719
	Entercom Media Corporation
470,000	6.500%, 5/1/2027[g]	479,400
	Gray Escrow, Inc.
1,770,000	7.000%, 5/15/2027[g]	1,911,047
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[g]	3,287,710
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,696,288
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,868,908
1,500,000	5.250%, 3/15/2026	1,522,976
	Lions Gate Capital Holdings, LLC
2,335,000	6.375%, 2/1/2024[g]	2,442,994
	McGraw-Hill Global Education Holdings, LLC
1,905,000	7.875%, 5/15/2024[g,i]	1,628,775
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[g]	4,881,750
	Qualitytech, LP
3,260,000	4.750%, 11/15/2025[g]	3,178,500
	SFR Group SA
2,290,000	6.250%, 5/15/2024[g]	2,347,250
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[g]	1,440,725
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,669,000
	Sprint Corporation
8,655,000	7.625%, 2/15/2025	8,741,550
	T-Mobile USA, Inc.
3,140,000	6.000%, 4/15/2024	3,277,375
3,275,000	4.500%, 2/1/2026	3,288,624
	T-Mobile USA, Inc. Contingent Consent Payment
3,140,000	0.000%, 4/15/2024[c]	3
	VeriSign, Inc.
2,290,000	4.750%, 7/15/2027	2,335,800
	Virgin Media Secured Finance plc
4,300,000	5.250%, 1/15/2026[g]	4,374,003
2,105,000	5.500%, 8/15/2026[g]	2,157,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (88.0%)	Value
Communications Services (13.5%) - continued
	WMG Acquisition Corporation
$2,325,000	5.500%, 4/15/2026[g]	$2,377,313

	Total	101,995,304

Consumer Cyclical (12.3%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[g]	3,519,742
	Brookfield Property REIT, Inc.
3,040,000	5.750%, 5/15/2026[g]	3,093,200
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[g]	3,639,615
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,222,690
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,248,480
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[g]	3,740,344
	Delphi Jersey Holdings plc
3,800,000	5.000%, 10/1/2025[g]	3,486,500
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[g]	3,609,506
	Hertz Corporation
1,865,000	7.625%, 6/1/2022[g]	1,924,447
	Hilton Escrow Issuer, LLC
2,340,000	4.250%, 9/1/2024	2,343,159
	International Game Technology plc
1,400,000	6.500%, 2/15/2025[g]	1,490,972
1,400,000	6.250%, 1/15/2027[g]	1,471,841
	KAR Auction Services, Inc.
2,330,000	5.125%, 6/1/2025[g]	2,330,000
	KB Home
1,750,000	8.000%, 3/15/2020	1,820,000
	L Brands, Inc.
1,640,000	5.625%, 2/15/2022	1,701,500
1,287,000	6.694%, 1/15/2027	1,258,042
	Landry’s, Inc.
3,045,000	6.750%, 10/15/2024[g]	3,113,512
	Lennar Corporation
3,290,000	4.125%, 1/15/2022	3,318,787
1,270,000	4.500%, 4/30/2024	1,295,400
1,410,000	4.750%, 5/30/2025	1,441,725
	Live Nation Entertainment, Inc.
2,935,000	4.875%, 11/1/2024[g]	2,992,783
470,000	5.625%, 3/15/2026[g]	489,975
	Mattamy Group Corporation
2,820,000	6.875%, 12/15/2023[g]	2,918,700
930,000	6.500%, 10/1/2025[g]	946,275
	MGM Resorts International
3,000,000	5.750%, 6/15/2025	3,172,500
	New Red Finance, Inc.
2,090,000	5.000%, 10/15/2025[g]	2,071,712
	PGT Escrow Issuer, Inc.
2,325,000	6.750%, 8/1/2026[g]	2,417,303
	Prime Security Services Borrower, LLC
863,000	9.250%, 5/15/2023[g]	909,559
1,870,000	5.750%, 4/15/2026[g]	1,891,038
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	710,888
840,000	5.000%, 4/15/2023	854,700
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	2,080,600
1,282,000	10.000%, 12/1/2022	1,349,305
	ServiceMaster Company, LLC
3,740,000	5.125%, 11/15/2024[g]	3,777,400
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[g]	5,120,000
	Stars Group Holdings BV
2,200,000	7.000%, 7/15/2026[g]	2,307,250
	Station Casinos, LLC
470,000	5.000%, 10/1/2025[g]	461,775
	Tunica-Biloxi Gaming Authority
2,795,183	3.780%, 12/15/2020[g]	586,988
	Viking Cruises, Ltd.
2,810,000	5.875%, 9/15/2027[g]	2,795,950
	Wyndham Destinations, Inc.
970,000	4.500%, 4/1/2027	974,850
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[g]	1,969,687

	Total	92,868,700

Consumer Non-Cyclical (11.8%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[g,i]	2,578,175
	Albertson’s Companies, LLC
4,970,000	6.625%, 6/15/2024	5,125,312
2,340,000	7.500%, 3/15/2026[g]	2,480,400
	Alliance One International, Inc.
2,700,000	9.875%, 7/15/2021	2,409,750
	Bausch Health Companies, Inc.
1,000,000	5.750%, 8/15/2027[g,i]	1,042,000
	Centene Corporation
1,870,000	5.375%, 6/1/2026[g]	1,951,812
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,252,850
	Dole Food Company, Inc.
2,340,000	7.250%, 6/15/2025[g]	2,176,200
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[g]	3,799,950
1,000,000	7.750%, 1/15/2027[g]	1,083,750
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,417,158
4,190,000	5.875%, 3/15/2022	4,479,527
2,610,000	4.750%, 5/1/2023	2,727,303
3,295,000	5.375%, 2/1/2025	3,467,987
1,870,000	5.875%, 2/1/2029	2,012,588
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[g]	2,829,063
3,030,000	5.750%, 6/15/2025[g]	3,109,538
4,345,000	6.500%, 4/15/2029[g]	4,605,700
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[g]	3,829,812
	Par Pharmaceutical, Inc.
1,870,000	7.500%, 4/1/2027[g]	1,939,751
	Pilgrim’s Pride Corporation
2,785,000	5.750%, 3/15/2025[g]	2,826,775
	Post Holdings, Inc.
2,775,000	5.000%, 8/15/2026[g]	2,764,594

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (88.0%)	Value
Consumer Non-Cyclical (11.8%) - continued
	Simmons Foods, Inc.
$3,375,000	5.750%, 11/1/2024[g]	$3,105,000
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,799,050
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,280,625
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,842,813
3,740,000	6.250%, 2/1/2027[g]	3,898,950
	Teva Pharmaceutical Finance Netherlands III BV
2,555,000	3.150%, 10/1/2026	2,143,006
	Valeant Pharmaceuticals International, Inc.
3,311,000	5.500%, 3/1/2023[g]	3,323,416
1,117,000	5.875%, 5/15/2023[g]	1,125,601
2,320,000	8.500%, 1/31/2027[g]	2,527,350
	VRX Escrow Corporation
470,000	6.125%, 4/15/2025[g]	475,875

	Total	89,431,681

Energy (16.1%)
	Alliance Resource Operating Partners, LP
2,805,000	7.500%, 5/1/2025[g]	2,941,744
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,420,306
2,360,000	5.625%, 6/1/2023	2,387,258
	Boardwalk Pipelines, LP
3,243,000	5.950%, 6/1/2026	3,491,620
	Buckeye Partners, LP
3,735,000	4.125%, 12/1/2027	3,616,610
	California Resources Corporation
5,110,000	8.000%, 12/15/2022[g,i]	3,902,762
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[g]	4,337,737
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,716,287
	Cheniere Energy Partners, LP
3,285,000	5.625%, 10/1/2026[g]	3,393,274
	Chesapeake Energy Corporation
900,000	7.000%, 10/1/2024[i]	889,594
3,719,000	8.000%, 1/15/2025[i]	3,765,487
	CrownRock Finance, Inc.
3,250,000	5.625%, 10/15/2025[g]	3,209,375
	Diamondback Energy, Inc.
2,790,000	4.750%, 11/1/2024	2,849,288
	Endeavor Energy Resources, LP
600,000	5.500%, 1/30/2026[g]	625,500
	Energy Transfer Operating, LP
1,970,000	4.250%, 3/15/2023	2,021,484
3,755,000	5.500%, 6/1/2027	4,075,922
	EnLink Midstream Partners, LP
1,400,000	4.400%, 4/1/2024	1,389,500
2,325,000	4.150%, 6/1/2025	2,237,813
935,000	4.850%, 7/15/2026	926,819
	Ensco plc
3,260,000	4.500%, 10/1/2024	2,608,000
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,247,012
1,630,000	5.750%, 8/15/2025	1,674,875
	Nabors Industries, Inc.
2,800,000	5.750%, 2/1/2025	2,548,000
	NGPL Pipeco, LLC
2,790,000	4.875%, 8/15/2027[g]	2,880,675
	Noble Holding International, Ltd.
2,790,000	7.750%, 1/15/2024[i]	2,524,950
	Pacific Drilling First Lien Escrow Issuer, Ltd.
3,500,000	8.375%, 10/1/2023[g]	3,596,250
	Pacific Drilling Second Lien Escrow Issuer, Ltd.
530,832	11.000%, PIK 12.000%, 4/1/2024[g,i,j]	552,065
	Parsley Energy, LLC
2,800,000	5.625%, 10/15/2027[g]	2,863,000
	Precision Drilling Corporation
1,060,000	7.750%, 12/15/2023	1,102,400
1,150,000	5.250%, 11/15/2024	1,089,625
930,000	7.125%, 1/15/2026[g]	934,650
	Rowan Companies, Inc.
3,255,000	4.750%, 1/15/2024	2,701,650
	Sanchez Energy Corporation
3,260,000	7.250%, 2/15/2023[g,i]	2,746,550
	SESI, LLC
1,870,000	7.750%, 9/15/2024	1,379,125
	SM Energy Company
2,325,000	5.000%, 1/15/2024[i]	2,178,234
465,000	6.625%, 1/15/2027[i]	438,263
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026	3,770,725
	Sunoco, LP
2,325,000	4.875%, 1/15/2023	2,362,781
910,000	5.500%, 2/15/2026	925,925
	Tallgrass Energy Partners, LP
2,500,000	4.750%, 10/1/2023[g]	2,526,350
1,915,000	5.500%, 1/15/2028[g]	1,950,906
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,818,125
	Transocean Pontus, Ltd.
439,425	6.125%, 8/1/2025[g]	452,608
	Transocean, Inc.
2,600,000	7.250%, 11/1/2025[g]	2,574,000
930,000	7.500%, 1/15/2026[g]	916,050
3,255,000	7.500%, 4/15/2031[i]	2,831,850
	USA Compression Partners LP
2,110,000	6.875%, 9/1/2027[g]	2,220,775
	W&T Offshore, Inc.
4,300,000	9.750%, 11/1/2023[g]	4,375,250
	Whiting Petroleum Corporation
2,790,000	6.625%, 1/15/2026[i]	2,779,593
	WPX Energy, Inc.
2,790,000	8.250%, 8/1/2023	3,184,088

	Total	121,952,730

Financials (7.4%)
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,648,150
1,340,000	4.625%, 5/19/2022	1,373,902
3,700,000	5.750%, 11/20/2025[i]	4,009,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (88.0%)	Value
Financials (7.4%) - continued
	Avolon Holdings Funding, Ltd.
$930,000	5.500%, 1/15/2023[g]	$973,775
2,330,000	5.125%, 10/1/2023[g]	2,421,406
	Barclays plc
700,000	7.750%, 9/15/2023[b,k]	723,625
	Chobani, LLC
1,870,000	7.500%, 4/15/2025[g,i]	1,701,700
	CIT Group, Inc.
1,237,000	5.000%, 8/15/2022	1,286,480
1,083,000	5.000%, 8/1/2023	1,130,111
	Credit Acceptance Corporation
2,340,000	6.625%, 3/15/2026[g]	2,459,925
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[g]	3,227,492
	Fortress Transportation and Infrastructure Investors, LLC
1,000,000	6.750%, 3/15/2022[g]	1,027,500
	Genworth Holdings, Inc.
2,985,000	4.900%, 8/15/2023	2,522,325
	Icahn Enterprises, LP
1,850,000	6.000%, 8/1/2020	1,863,875
1,630,000	6.250%, 2/1/2022	1,679,356
	Iron Mountain, Inc.
1,860,000	5.750%, 8/15/2024	1,873,950
	MPT Operating Partnership, LP
2,640,000	5.500%, 5/1/2024	2,699,400
1,160,000	5.000%, 10/15/2027	1,162,900
	Park Aerospace Holdings, Ltd.
1,395,000	5.250%, 8/15/2022[g]	1,452,348
3,715,000	4.500%, 3/15/2023[g]	3,759,914
1,370,000	5.500%, 2/15/2024[g]	1,442,446
	Quicken Loans, Inc.
3,485,000	5.750%, 5/1/2025[g]	3,537,275
	Royal Bank of Scotland Group plc
2,585,000	5.125%, 5/28/2024	2,687,102
	Synchrony Financial
1,160,000	4.250%, 8/15/2024	1,174,984
3,720,000	3.950%, 12/1/2027	3,562,210
	Wand Merger Corporation
2,625,000	8.125%, 7/15/2023[g]	2,644,688

	Total	56,046,714

Foreign Government (0.3%)
	Argentina Government International Bond
2,820,000	6.875%, 1/26/2027	2,034,658

	Total	2,034,658

Technology (6.4%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[g]	6,211,800
	Anixter, Inc.
2,045,000	5.125%, 10/1/2021	2,108,906
	CommScope Finance, LLC
1,400,000	6.000%, 3/1/2026[g]	1,482,250
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[g]	4,291,121
	Diamond Finance Corporation
4,205,000	7.125%, 6/15/2024[g]	4,448,629
	Equinix, Inc.
3,740,000	5.750%, 1/1/2025	3,880,250
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[g]	3,115,125
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[g,i]	4,340,787
	Iron Mountain, Inc.
3,255,000	5.250%, 3/15/2028[g]	3,206,175
	Nielsen Company SARL
3,280,000	5.000%, 2/1/2025[g]	3,239,000
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[g]	2,128,463
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,792,886
	SS&C Technologies, Inc.
2,800,000	5.500%, 9/30/2027[g]	2,871,750
	Western Digital Corporation
3,090,000	4.750%, 2/15/2026[i]	2,981,850

	Total	48,098,992

Transportation (0.8%)
	United Continental Holdings, Inc.
2,000,000	4.250%, 10/1/2022	2,017,500
	XPO Logistics, Inc.
2,330,000	6.125%, 9/1/2023[g]	2,379,513
1,870,000	6.750%, 8/15/2024[g]	1,930,775

	Total	6,327,788

Utilities (2.8%)
	AES Corporation
2,325,000	4.500%, 3/15/2023	2,362,549
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[g]	3,547,950
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,g,k]	2,537,500
	GFL Environmental, Inc.
940,000	8.500%, 5/1/2027[g]	978,775
	NRG Energy, Inc.
1,400,000	6.250%, 5/1/2024	1,445,080
1,320,000	7.250%, 5/15/2026	1,437,150
	Suburban Propane Partners, LP
2,805,000	5.875%, 3/1/2027	2,727,862
	Talen Energy Supply, LLC
1,860,000	6.500%, 6/1/2025	1,632,150
	TerraForm Power Operating, LLC
1,860,000	4.250%, 1/31/2023[g]	1,839,075
2,560,000	5.000%, 1/31/2028[g]	2,524,800

	Total	21,032,891

	Total Long-Term Fixed Income (cost $663,039,245)	664,847,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (0.4%)	Value
Unaffiliated (0.4%)
25,604	Energy Select Sector SPDR Fund	$1,692,680
53,000	SPDR S&P Oil & Gas Exploration & Production ETF[i]	1,640,350

	Total	3,333,030

	Total Registered Investment Companies (cost $3,360,650)	3,333,030

Shares	Preferred Stock (0.3%)	Value

Energy (0.2%)
193,165	Crestwood Equity Partners, LP, 9.250%[k]	1,815,751

	Total	1,815,751

Financials (0.1%)
47,000	Federal National Mortgage Association, 0.000%[i,k,l]	520,760

	Total	520,760

	Total Preferred Stock (cost $2,308,299)	2,336,511

Shares	Common Stock (<0.1%)	Value
Industrials (<0.1%)
917,195	Abengoa SA, Class Al	29,833
9,178,073	Abengoa SA, Class Bl	175,001

	Total	204,834

Materials (<0.1%)
235	WestRock Company	9,019

	Total	9,019

	Total Common Stock (cost $252,153)	213,853

Shares	Collateral Held for Securities Loaned (6.4%)	Value
48,329,280	Thrivent Cash Management Trust	48,329,280

	Total Collateral Held for Securities Loaned (cost $48,329,280)	48,329,280

Shares or Principal Amount	Short-Term Investments (5.4%)	Value
	Thrivent Core Short-Term Reserve Fund
3,981,577	2.690%	39,815,768
	U.S. Treasury Bills
600,000	2.455%, 5/23/2019[m]	599,136

	Total Short-Term Investments (cost $40,414,868)	40,414,904

	Total Investments (cost $799,894,379) 106.1%	$801,981,918

	Other Assets and Liabilities, Net (6.1%)	(46,015,503)

	Total Net Assets 100.0%	$755,966,415

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $375,863,034 or 49.7% of total net assets.

h	Defaulted security. Interest is not being accrued.
i	All or a portion of the security is on loan.
j

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2019.

k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of April 30, 2019 was $413,086 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2019.

Security	Acquisition Date	Cost
Abengoa Abenewco 2 Bis SA, Convertible, 4/26/2024	4/26/2019	$403,152
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	2,714,489

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of April 30, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$44,521,980
Common Stock	1,873,673

Total lending	$46,395,653
Gross amount payable upon return of collateral for securities loaned	$48,329,280

Net amounts due to counterparty	$1,933,627

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

HIGH YIELD FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.9%)[a]	Value
Basic Materials (0.1%)
	Ball Metalpack Finco, LLC, Term Loan
$59,550	6.983%, (LIBOR 1M + 4.500%), 7/31/2025[b]	$59,476
	Big River Steel, LLC, Term Loan
147,750	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	148,673
	Contura Energy, Inc., Term Loan
281,438	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	281,086
	MRC Global (US), Inc., Term Loan
163,346	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	163,653

	Total	652,888

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
274,150	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	274,583
	GFL Environmental, Inc., Term Loan
427,845	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	423,900
	Sotera Health Holdings, LLC, Term Loan
199,681	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	197,934
	Vertiv Group Corporation, Term Loan
404,187	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	385,999

	Total	1,282,416

Communications Services (0.4%)
	Altice France SA, Term Loan
127,400	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	122,862
	CenturyLink, Inc., Term Loan
474,347	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	471,055
	Frontier Communications Corporation, Term Loan
270,188	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	263,433
	HCP Acquisition, LLC, Term Loan
216,582	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	215,544
	Intelsat Jackson Holdings SA, Term Loan
185,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	184,676
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
430,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	428,925
	Sprint Communications, Inc., Term Loan
617,400	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	599,032
	TNS, Inc., Term Loan
215,152	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	213,270
	Univision Communications, Inc., Term Loan
436,507	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	419,593
	Virgin Media Bristol, LLC, Term Loan
355,000	4.973%, (LIBOR 1M + 2.500%), 1/15/2026[b]	355,845
	WideOpenWest Finance, LLC, Term Loan
201,925	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	198,103
	Windstream Services, LLC, Term Loan
163,744	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	166,609

	Total	3,638,947

Consumer Cyclical (0.2%)
	Cengage Learning, Inc., Term Loan
491,098	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	472,682
	Golden Entertainment, Inc., Term Loan
366,700	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	366,700
	Golden Nugget, LLC, Term Loan
294,525	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	294,658
	Scientific Games International, Inc., Term Loan
544,500	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	542,834
	Stars Group Holdings BV, Term Loan
198,693	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	199,513
	Tenneco, Inc., Term Loan
189,525	5.233%, (LIBOR 1M + 2.750%), 10/1/2025[b]	184,550

	Total	2,060,937

Consumer Non-Cyclical (0.5%)
	Air Medical Group Holdings, Inc., Term Loan
498,687	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	485,866
98,750	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	96,961
	Albertson’s, LLC, Term Loan
181,120	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[b]	181,265
328,503	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	328,673
29,925	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	29,944
	Amneal Pharmaceuticals, LLC, Term Loan
213,338	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	213,658
	Bausch Health Companies, Inc., Term Loan
346,875	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	348,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.9%)[a]	Value
Consumer Non-Cyclical (0.5%) - continued
	Endo International plc, Term Loan
$325,854	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	$321,781
	JBS USA LUX SA, Term Loan
431,939	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	431,896
165,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	165,206
	McGraw-Hill Global Education Holdings, LLC, Term Loan
699,127	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	665,919
	MPH Acquisition Holdings, LLC, Term Loan
235,466	5.351%, (LIBOR 3M + 2.750%), 6/7/2023[b]	233,005
	Plantronics, Inc., Term Loan
349,246	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	347,646
	Revlon Consumer Products Corporation, Term Loan
186,181	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	144,290

	Total	3,994,359

Energy (0.1%)
	HFOTCO, LLC, Term Loan
282,863	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	282,155
	Radiate Holdco, LLC, Term Loan
602,317	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	600,167

	Total	882,322

Financials (0.3%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
213,647	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[b]	213,520
	DTZ U.S. Borrower, LLC, Term Loan
189,050	5.733%, (LIBOR 1M + 3.250%), 8/21/2025[b]	189,050
	GGP Nimbus, LLC, Term Loan
268,650	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	262,673
	Harland Clarke Holdings Corporation, Term Loan
303,853	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	266,188
	Level 3 Parent, LLC, Term Loan
515,000	4.733%, (LIBOR 1M + 2.250%), 2/22/2024[b]	515,129
	Sable International Finance, Ltd., Term Loan
520,427	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	522,316
	Tronox Finance, LLC, Term Loan
424,491	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	425,289

	Total	2,394,165

Technology (0.1%)
	First Data Corporation, Term Loan
595,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[b]	594,822
	Rackspace Hosting, Inc., Term Loan
329,322	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	311,242

	Total	906,064

Utilities (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
451,950	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	438,392

	Total	438,392

	Total Bank Loans (cost $16,432,640)	16,250,490

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Asset-Backed Securities (1.4%)
	Babson CLO, Ltd.
2,100,000	5.492%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,g	2,051,522
	Magnetite XII, Ltd.
1,800,000	3.697%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,g]	1,789,421
	Octagon Investment Partners XVI, Ltd.
1,400,000	3.988%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,g	1,374,262
	Shackleton CLO, Ltd.
1,200,000	3.767%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,g]	1,187,419
	Sound Point CLO X, Ltd.
1,800,000	5.292%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,g	1,763,001
	Symphony CLO XV, Ltd.
1,440,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,g]	1,439,820
	THL Credit Wind River CLO, Ltd.
1,800,000	5.447%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	1,762,155

	Total	11,367,600

Basic Materials (3.5%)
	Alcoa, Inc.
360,000	5.125%, 10/1/2024	371,232
	Anglo American Capital plc
1,800,000	3.625%, 9/11/2024[g]	1,796,296
1,450,000	4.750%, 4/10/2027[g]	1,499,747
	Braskem America Finance Company
550,000	7.125%, 7/22/2041[g]	639,375
	Braskem Netherlands Finance BV
3,000,000	4.500%, 1/10/2028[g]	2,940,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Basic Materials (3.5%) - continued
	Cleveland-Cliffs, Inc.
$360,000	5.750%, 3/1/2025	$357,750
	Dow Chemical Company
1,080,000	3.000%, 11/15/2022	1,081,296
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[g]	1,859,112
1,620,000	4.000%, 3/27/2027[g]	1,589,277
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,209,929
	Kinross Gold Corporation
360,000	5.950%, 3/15/2024	387,453
2,230,000	4.500%, 7/15/2027	2,154,224
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	639,285
	Novelis Corporation
360,000	5.875%, 9/30/2026[g]	365,850
	Packaging Corporation of America
1,550,000	2.450%, 12/15/2020	1,537,839
	Syngenta Finance NV
1,825,000	4.441%, 4/24/2023[g]	1,873,160
	Teck Resources, Ltd.
1,730,000	6.125%, 10/1/2035	1,884,074
	Tronox Finance plc
360,000	5.750%, 10/1/2025[g]	351,450
	Vale Overseas, Ltd.
465,000	4.375%, 1/11/2022	474,742
1,080,000	6.250%, 8/10/2026	1,179,360
528,000	6.875%, 11/21/2036	611,989
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026	1,766,322
	WestRock Company
730,000	3.750%, 3/15/2025	738,708
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,917,938

	Total	29,226,408

Capital Goods (3.2%)
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[g]	1,070,829
	Boeing Company
2,800,000	3.600%, 5/1/2034	2,791,320
	CNH Industrial Capital, LLC
1,440,000	4.875%, 4/1/2021	1,483,776
	CNH Industrial NV
1,795,000	3.850%, 11/15/2027	1,716,178
	Crown Cork & Seal Company, Inc.
360,000	7.375%, 12/15/2026	403,200
	General Electric Capital Corporation
1,800,000	3.611%, (LIBOR 3M + 1.000%), 3/15/2023[b]	1,767,892
	General Electric Company
2,800,000	5.000%, 1/21/2021[b,h]	2,650,396
	L3 Technologies, Inc.
720,000	4.950%, 2/15/2021	741,660
	Northrop Grumman Corporation
1,250,000	3.250%, 1/15/2028	1,228,025
	Owens-Brockway Glass Container, Inc.
500,000	5.875%, 8/15/2023[g]	523,125
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,867,652
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,084,804
1,260,000	3.800%, 12/15/2026	1,272,437
	Spirit AeroSystems, Inc.
1,800,000	3.411%, (LIBOR 3M + 0.800%), 6/15/2021[b]	1,797,590
	Textron, Inc.
720,000	4.300%, 3/1/2024	751,208
370,000	3.875%, 3/1/2025	373,840
1,440,000	3.650%, 3/15/2027	1,411,600
	United Rentals North America, Inc.
375,000	5.500%, 7/15/2025	388,312
	United Technologies Corporation
1,075,000	3.950%, 8/16/2025	1,122,185
2,175,000	4.450%, 11/16/2038	2,270,118

	Total	26,716,147

Collateralized Mortgage Obligations (0.2%)
	Countrywide Alternative Loan Trust
740,826	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	704,904
	GMAC Mortgage Corporation Loan Trust
195,631	2.977%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,i]	218,920
	IndyMac Seconds Asset-Backed Trust
687,425	2.817%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,i	376,331
	Wachovia Mortgage Loan Trust, LLC
391,638	4.692%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	386,214

	Total	1,686,369

Communications Services (7.9%)
	AMC Networks, Inc.
360,000	5.000%, 4/1/2024	364,500
	American Tower Corporation
2,000,000	3.450%, 9/15/2021	2,026,303
1,440,000	3.125%, 1/15/2027	1,381,336
	AT&T, Inc.
1,810,000	4.450%, 4/1/2024	1,913,579
2,150,000	3.777%, (LIBOR 3M + 1.180%), 6/12/2024[b]	2,159,288
760,000	3.400%, 5/15/2025	763,501
2,880,000	4.250%, 3/1/2027	2,983,212
1,519,000	4.300%, 2/15/2030	1,560,665
1,810,000	4.300%, 12/15/2042	1,713,111
	British Telecommunications plc
1,800,000	4.500%, 12/4/2023	1,889,580
	CCO Holdings, LLC
360,000	5.125%, 2/15/2023	365,400
360,000	5.500%, 5/1/2026[g]	371,520
	Charter Communications Operating, LLC
1,700,000	4.908%, 7/23/2025	1,803,314
1,525,000	6.484%, 10/23/2045	1,731,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Communications Services (7.9%) - continued
	Comcast Corporation
$400,000	4.950%, 10/15/2058	$447,167
1,080,000	3.375%, 8/15/2025	1,097,184
292,000	6.400%, 5/15/2038	375,448
1,600,000	4.600%, 10/15/2038	1,718,918
1,800,000	4.650%, 7/15/2042	1,925,816
	Cox Communications, Inc.
1,800,000	3.350%, 9/15/2026[g]	1,756,749
315,000	4.800%, 2/1/2035[g]	298,417
1,400,000	4.700%, 12/15/2042[g]	1,294,434
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	544,177
2,340,000	5.250%, 1/15/2023	2,512,436
1,300,000	3.150%, 7/15/2023	1,301,014
	Discovery Communications, LLC
1,170,000	3.500%, 6/15/2022	1,184,578
900,000	4.900%, 3/11/2026	957,110
	Fox Corporation
1,800,000	5.476%, 1/25/2039[g]	2,007,010
	Interpublic Group of Companies, Inc.
1,800,000	3.750%, 10/1/2021	1,835,015
	Level 3 Financing, Inc.
360,000	5.250%, 3/15/2026	365,514
	Omnicom Group, Inc.
560,000	3.650%, 11/1/2024	572,034
	Sinclair Television Group, Inc.
360,000	5.875%, 3/15/2026[g]	362,700
	Sprint Corporation
540,000	7.125%, 6/15/2024	541,181
	Telefonica Emisiones SAU
1,800,000	4.665%, 3/6/2038	1,778,441
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,234,886
	Time Warner Entertainment Company, LP
780,000	8.375%, 3/15/2023	914,824
	T-Mobile USA, Inc.
360,000	4.500%, 2/1/2026	361,498
	VeriSign, Inc.
360,000	4.750%, 7/15/2027	367,200
	Verizon Communications, Inc.
1,260,000	3.500%, 11/1/2024	1,290,213
2,600,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	2,620,982
1,080,000	5.250%, 3/16/2037	1,227,620
2,170,000	4.862%, 8/21/2046	2,362,382
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,955,317
1,800,000	4.375%, 3/15/2043	1,633,010
	Virgin Media Secured Finance plc
360,000	5.250%, 1/15/2026[g]	366,196
	Vodafone Group plc
1,350,000	5.000%, 5/30/2038	1,371,933
	Walt Disney Company
1,100,000	7.625%, 11/30/2028[g]	1,460,722
1,190,000	6.400%, 12/15/2035[g]	1,573,113
1,300,000	6.150%, 2/15/2041[g]	1,715,568

	Total	66,358,101

Consumer Cyclical (4.8%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,629,791
	Brookfield Property REIT, Inc.
360,000	5.750%, 5/15/2026[g]	366,300
	Cinemark USA, Inc.
360,000	4.875%, 6/1/2023	363,722
	Daimler Finance North America, LLC
1,100,000	3.288%, (LIBOR 3M + 0.550%), 5/4/2021[b,g]	1,100,446
	Ford Motor Credit Company, LLC
800,000	2.597%, 11/4/2019	799,167
1,100,000	3.470%, 4/5/2021	1,095,028
1,400,000	5.596%, 1/7/2022	1,464,408
1,800,000	2.979%, 8/3/2022	1,750,480
1,425,000	4.250%, 9/20/2022	1,445,772
	General Motors Company
1,800,000	3.501%, (LIBOR 3M + 0.900%), 9/10/2021[b]	1,795,929
770,000	5.000%, 4/1/2035	734,485
	General Motors Financial Company, Inc.
1,900,000	3.450%, 4/10/2022	1,906,695
1,490,000	4.000%, 1/15/2025	1,494,092
	Hanesbrands, Inc.
360,000	4.625%, 5/15/2024[g]	363,600
	Harley-Davidson Financial Services, Inc.
1,870,000	4.050%, 2/4/2022[g]	1,908,282
	Hertz Corporation
360,000	7.625%, 6/1/2022[g]	371,475
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	509,537
1,820,000	4.250%, 4/1/2046	1,916,890
	Hyundai Capital America
1,050,000	3.000%, 3/18/2021[g]	1,045,480
2,150,000	2.450%, 6/15/2021[g]	2,116,257
	Hyundai Capital Services, Inc.
1,080,000	3.000%, 3/6/2022[g]	1,070,547
	L Brands, Inc.
380,000	5.625%, 2/15/2022	394,250
	Lennar Corporation
1,270,000	2.950%, 11/29/2020	1,257,300
1,100,000	4.125%, 1/15/2022	1,109,625
1,100,000	4.500%, 4/30/2024	1,122,000
	Live Nation Entertainment, Inc.
720,000	4.875%, 11/1/2024[g]	734,175
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	302,349
475,000	2.875%, 2/15/2023	461,761
	McDonald’s Corporation
1,825,000	4.450%, 3/1/2047	1,860,135
	ServiceMaster Company, LLC
360,000	5.125%, 11/15/2024[g]	363,600
	Six Flags Entertainment Corporation
360,000	4.875%, 7/31/2024[g]	360,000
	Viking Cruises, Ltd.
360,000	5.875%, 9/15/2027[g]	358,200
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,666,076

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Consumer Cyclical (4.8%) - continued
	Volkswagen Group of America Finance, LLC
$1,550,000	4.250%, 11/13/2023[g]	$1,602,473
2,200,000	4.750%, 11/13/2028[g]	2,287,340
	Yum! Brands, Inc.
360,000	5.000%, 6/1/2024[g]	368,100

	Total	40,495,767

Consumer Non-Cyclical (10.5%)
	Abbott Laboratories
1,632,000	3.750%, 11/30/2026	1,697,312
810,000	4.750%, 11/30/2036	903,476
1,500,000	6.000%, 4/1/2039	1,826,436
1,080,000	4.900%, 11/30/2046	1,236,230
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,470,682
	Albertson’s Companies, LLC
360,000	6.625%, 6/15/2024	371,250
	Altria Group, Inc.
1,750,000	5.800%, 2/14/2039	1,876,508
	Anheuser-Busch Companies, LLC
1,790,000	4.700%, 2/1/2036[g]	1,817,126
	Anheuser-Busch InBev Worldwide, Inc.
2,175,000	4.000%, 4/13/2028	2,219,467
1,450,000	4.600%, 4/15/2048	1,412,122
1,800,000	4.439%, 10/6/2048	1,711,440
1,800,000	5.550%, 1/23/2049	1,998,161
	BAT Capital Corporation
1,450,000	3.222%, 8/15/2024	1,419,110
	Baxalta, Inc.
871,000	4.000%, 6/23/2025	901,237
	Bayer U.S. Finance II, LLC
720,000	4.250%, 12/15/2025[g]	729,892
2,520,000	4.875%, 6/25/2048[g]	2,439,860
	Becton, Dickinson and Company
2,830,000	3.363%, 6/6/2024	2,837,408
1,080,000	3.734%, 12/15/2024	1,097,549
2,150,000	3.700%, 6/6/2027	2,143,294
1,700,000	4.669%, 6/6/2047	1,751,937
	Boston Scientific Corporation
1,340,000	3.375%, 5/15/2022	1,358,136
1,050,000	3.750%, 3/1/2026	1,072,533
700,000	4.000%, 3/1/2028	719,644
928,000	7.375%, 1/15/2040	1,267,219
	Bunge, Ltd. Finance Corporation
1,080,000	3.500%, 11/24/2020	1,085,379
	Celgene Corporation
1,090,000	3.250%, 8/15/2022	1,098,961
	Centene Escrow Corporation
360,000	6.125%, 2/15/2024	377,100
	Cigna Corporation
1,800,000	4.125%, 11/15/2025[g]	1,860,696
1,800,000	4.800%, 8/15/2038[g]	1,816,363
	Conagra Brands, Inc.
500,000	4.600%, 11/1/2025	528,101
	Constellation Brands, Inc.
800,000	4.400%, 11/15/2025	845,478
360,000	3.500%, 5/9/2027	353,683
1,700,000	5.250%, 11/15/2048	1,848,748
	CVS Health Corporation
630,000	4.750%, 12/1/2022	661,261
1,825,000	4.100%, 3/25/2025	1,856,833
900,000	3.875%, 7/20/2025	905,563
3,000,000	4.780%, 3/25/2038	2,921,392
2,790,000	5.050%, 3/25/2048	2,758,053
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[g]	1,510,613
	H. J. Heinz Company
1,140,000	5.200%, 7/15/2045	1,128,480
	HCA, Inc.
360,000	5.375%, 2/1/2025	378,900
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[g]	1,328,021
	JBS USA, LLC
360,000	6.500%, 4/15/2029[g]	381,600
	Kellogg Company
1,450,000	3.125%, 5/17/2022	1,456,650
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	679,094
	Kroger Company
1,800,000	2.650%, 10/15/2026	1,672,730
	Maple Escrow Subsidiary, Inc.
750,000	3.551%, 5/25/2021[g]	758,637
	Mylan, Inc.
1,080,000	3.125%, 1/15/2023[g]	1,059,661
	Nestle Holdings, Inc.
2,150,000	3.900%, 9/24/2038[g]	2,221,375
	Par Pharmaceutical, Inc.
360,000	7.500%, 4/1/2027[g]	373,428
	Pernod Ricard SA
1,620,000	5.750%, 4/7/2021[g]	1,704,475
	Perrigo Finance Unlimited Company
800,000	4.375%, 3/15/2026	788,371
1,800,000	4.900%, 12/15/2044	1,520,447
	Reckitt Benckiser Treasury Services plc
1,620,000	2.750%, 6/26/2024[g]	1,587,426
	Reynolds American, Inc.
940,000	5.850%, 8/15/2045	973,267
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,776,360
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[g]	4,362,216
	Tenet Healthcare Corporation
360,000	4.500%, 4/1/2021	364,950
	Thermo Fisher Scientific, Inc.
720,000	2.950%, 9/19/2026	698,957
	Tyson Foods, Inc.
720,000	3.550%, 6/2/2027	714,216
	UnitedHealth Group, Inc.
1,800,000	2.950%, 10/15/2027	1,760,853
760,000	4.750%, 7/15/2045	839,132
1,775,000	4.450%, 12/15/2048	1,880,255
	VRX Escrow Corporation
360,000	6.125%, 4/15/2025[g]	364,500

	Total	88,480,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Energy (9.2%)
	Alliance Resource Operating Partners, LP
$290,000	7.500%, 5/1/2025[g]	$304,137
	Andeavor Logistics, LP
1,450,000	3.500%, 12/1/2022	1,466,190
	BP Capital Markets America, Inc.
910,000	3.119%, 5/4/2026	904,873
1,440,000	3.017%, 1/16/2027	1,411,156
	BP Capital Markets plc
1,510,000	3.814%, 2/10/2024	1,568,881
	Centennial Resource Production, LLC
360,000	5.375%, 1/15/2026[g]	353,700
	Cheniere Corpus Christi Holdings, LLC
540,000	5.125%, 6/30/2027	562,950
	Chesapeake Energy Corporation
360,000	8.000%, 1/15/2025[j]	364,500
	Continental Resources, Inc.
1,800,000	4.375%, 1/15/2028	1,845,734
	Devon Energy Corporation
1,400,000	5.000%, 6/15/2045	1,466,276
	Diamondback Energy, Inc.
350,000	4.750%, 11/1/2024	357,437
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,716,291
720,000	4.700%, 11/1/2042	698,440
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,479,628
1,080,000	7.375%, 10/15/2045	1,506,597
	Energy Transfer Operating, LP
1,800,000	6.000%, 6/15/2048	1,955,693
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,534,167
	Eni SPA
1,450,000	4.000%, 9/12/2023[g]	1,486,494
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	693,000
540,000	4.850%, 7/15/2026	535,275
	Enterprise Products Operating, LLC
1,010,000	3.700%, 2/15/2026	1,034,447
1,800,000	4.875%, 8/16/2077[b]	1,719,576
	EQM Midstream Partners LP
1,550,000	4.750%, 7/15/2023	1,580,830
	EQT Corporation
1,720,000	3.000%, 10/1/2022	1,690,423
2,600,000	3.900%, 10/1/2027	2,452,347
	Hess Corporation
720,000	3.500%, 7/15/2024	712,506
700,000	4.300%, 4/1/2027	705,678
1,050,000	5.800%, 4/1/2047	1,137,601
	Kinder Morgan, Inc.
720,000	5.000%, 2/15/2021[g]	743,873
1,825,000	5.200%, 3/1/2048	1,926,531
	Marathon Petroleum Corporation
1,440,000	4.750%, 12/15/2023[g]	1,517,832
1,780,000	6.500%, 3/1/2041	2,165,500
	MPLX, LP
1,450,000	4.875%, 6/1/2025	1,544,060
1,750,000	4.800%, 2/15/2029	1,860,853
1,080,000	5.200%, 3/1/2047	1,113,151
	Murphy Oil Corporation
360,000	5.750%, 8/15/2025	369,911
	Newfield Exploration Company
1,700,000	5.750%, 1/30/2022	1,812,110
	Noble Energy, Inc.
1,700,000	3.900%, 11/15/2024	1,735,588
	ONEOK Partners, LP
2,000,000	3.800%, 3/15/2020	2,010,773
	Petrobras Global Finance BV
2,500,000	7.375%, 1/17/2027	2,785,000
	Petroleos Mexicanos
2,100,000	4.875%, 1/24/2022	2,119,530
540,000	5.375%, 3/13/2022	551,734
	Phillips 66
1,050,000	3.900%, 3/15/2028	1,082,834
	Plains All American Pipeline, LP
1,550,000	5.000%, 2/1/2021	1,599,903
1,800,000	3.650%, 6/1/2022	1,817,392
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,484,001
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,196,260
	Schlumberger Holdings Corporation
1,080,000	4.000%, 12/21/2025[g]	1,111,633
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,103,436
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,803,060
	Sunoco, LP
360,000	5.500%, 2/15/2026	366,300
	Tallgrass Energy Partners, LP
360,000	5.500%, 1/15/2028[g]	366,750
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019	1,129,721
	Transocean, Inc.
360,000	7.500%, 1/15/2026[g]	354,600
	Williams Companies, Inc.
1,800,000	7.500%, 1/15/2031	2,269,402
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,123,983
900,000	3.750%, 6/15/2027	900,056
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[g]	1,863,623

	Total	77,074,227

Financials (26.5%)
	Aegon NV
1,400,000	2.582%, (USISDA 10Y + 0.100%), 7/15/2019[b,h]	999,250
	AerCap Ireland Capital, Ltd.
1,800,000	5.000%, 10/1/2021	1,871,919
540,000	3.950%, 2/1/2022	547,817
	Aflac, Inc.
1,440,000	4.000%, 10/15/2046	1,417,678
	Air Lease Corporation
1,490,000	3.750%, 2/1/2022	1,510,495
740,000	4.250%, 9/15/2024	763,056
	Ally Financial, Inc.
360,000	4.125%, 2/13/2022	364,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Financials (26.5%) - continued
	American International Group, Inc.
$1,800,000	4.200%, 4/1/2028	$1,845,084
1,370,000	4.500%, 7/16/2044	1,340,798
	Ares Capital Corporation
1,850,000	3.875%, 1/15/2020	1,858,587
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,903,254
	Athene Holding, Ltd.
2,500,000	4.125%, 1/12/2028	2,428,252
	Avolon Holdings Funding, Ltd.
360,000	5.500%, 1/15/2023[g]	376,945
700,000	5.250%, 5/15/2024[g]	731,731
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[b,h]	1,001,300
1,200,000	4.379%, 4/12/2028	1,229,180
	Bank of America Corporation
1,080,000	2.328%, 10/1/2021[b]	1,071,298
1,100,000	3.499%, 5/17/2022[b]	1,112,326
1,857,000	3.004%, 12/20/2023[b]	1,849,525
1,670,000	4.200%, 8/26/2024	1,732,882
1,640,000	6.500%, 10/23/2024[b,h]	1,796,308
1,800,000	4.000%, 1/22/2025	1,843,748
1,250,000	3.950%, 4/21/2025	1,277,994
730,000	3.875%, 8/1/2025	755,140
1,800,000	3.093%, 10/1/2025[b]	1,785,321
1,800,000	3.705%, 4/24/2028[b]	1,809,896
1,450,000	4.271%, 7/23/2029[b]	1,512,252
1,890,000	4.750%, 4/21/2045	2,005,232
	Bank of Nova Scotia
1,800,000	3.125%, 4/20/2021	1,816,600
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[g]	1,232,778
	Barclays plc
2,100,000	4.610%, 2/15/2023[b]	2,152,087
1,600,000	4.338%, 5/16/2024[b]	1,631,958
720,000	4.836%, 5/9/2028	721,479
	Berkshire Hathaway Finance Corporation
1,050,000	4.250%, 1/15/2049	1,099,738
	BNP Paribas SA
1,350,000	4.375%, 3/1/2033[b,g]	1,345,252
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,712,285
	BPCE SA
1,080,000	3.000%, 5/22/2022[g]	1,073,886
735,000	5.700%, 10/22/2023[g]	788,070
810,000	5.150%, 7/21/2024[g]	852,719
	Capital One Financial Corporation
2,200,000	3.450%, 4/30/2021	2,224,164
1,810,000	4.200%, 10/29/2025	1,863,508
	CIT Group, Inc.
180,000	4.125%, 3/9/2021	182,475
180,000	5.250%, 3/7/2025	191,475
	Citigroup, Inc.
1,100,000	3.142%, 1/24/2023[b]	1,104,488
1,440,000	4.056%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,468,931
1,900,000	3.352%, 4/24/2025[b]	1,908,666
2,630,000	4.400%, 6/10/2025	2,744,450
1,695,000	5.500%, 9/13/2025	1,871,172
1,090,000	3.700%, 1/12/2026	1,110,358
1,510,000	4.450%, 9/29/2027	1,566,546
1,440,000	3.887%, 1/10/2028[b]	1,467,837
1,450,000	4.650%, 7/23/2048	1,566,754
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,433,436
720,000	2.650%, 5/26/2022	713,552
	Citizens Financial Group, Inc.
720,000	2.375%, 7/28/2021	711,250
	CNA Financial Corporation
1,130,000	7.250%, 11/15/2023	1,299,507
	Commerzbank AG
1,800,000	8.125%, 9/19/2023[g]	2,059,970
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
710,000	11.000%, 6/30/2019[b,g,h]	718,591
	CoreStates Capital III
1,360,000	3.254%, (LIBOR 3M + 0.570%), 2/15/2027[b,g]	1,237,600
	Credit Agricole SA
720,000	3.375%, 1/10/2022[g]	725,649
	Credit Suisse Group AG
1,800,000	3.574%, 1/9/2023[g]	1,813,806
2,300,000	7.500%, 7/17/2023[b,g,h]	2,412,125
	Credit Suisse Group Funding, Ltd.
1,100,000	3.750%, 3/26/2025	1,113,750
	Danske Bank AS
2,250,000	5.000%, 1/12/2022[g]	2,313,967
	Deutsche Bank AG
1,440,000	2.700%, 7/13/2020	1,426,215
1,100,000	4.875%, 12/1/2032[b]	940,456
	Digital Realty Trust, LP
1,550,000	2.750%, 2/1/2023	1,521,170
	Discover Bank
1,460,000	3.100%, 6/4/2020	1,463,928
2,510,000	4.682%, 8/9/2028[b]	2,541,149
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	899,882
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,831,641
	Fidelity National Financial, Inc.
730,000	5.500%, 9/1/2022	772,387
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[g]	3,049,351
	GE Capital International Funding Company
4,900,000	4.418%, 11/15/2035	4,567,451
	Goldman Sachs Group, Inc.
1,750,000	5.250%, 7/27/2021	1,839,741
1,150,000	2.876%, 10/31/2022[b]	1,142,799
1,080,000	2.908%, 6/5/2023[b]	1,071,025
810,000	4.000%, 3/3/2024	837,726
2,550,000	3.850%, 7/8/2024	2,613,588
1,510,000	4.250%, 10/21/2025	1,555,005
1,440,000	3.500%, 11/16/2026	1,419,841
2,240,000	5.150%, 5/22/2045	2,399,869
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	1,883,286
	HCP, Inc.
1,600,000	4.250%, 11/15/2023	1,669,603
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	757,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Financials (26.5%) - continued
	HSBC Holdings plc
$720,000	6.875%, 6/1/2021[b,h]	$755,100
1,800,000	3.683%, (LIBOR 3M + 1.000%), 5/18/2024[b]	1,798,796
1,150,000	3.803%, 3/11/2025[b]	1,170,625
1,440,000	4.300%, 3/8/2026	1,499,863
900,000	6.000%, 5/22/2027[b,h]	901,692
1,080,000	4.041%, 3/13/2028[b]	1,100,103
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020[j]	1,755,178
	ILFC E-Capital Trust II
1,270,000	4.850%, (H15T30Y + 1.800%), 12/21/2065[b,g]	977,900
	ING Groep NV
2,500,000	4.100%, 10/2/2023	2,578,875
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,551,535
	J.P. Morgan Chase & Company
220,000	2.295%, 8/15/2021	218,073
1,500,000	2.972%, 1/15/2023	1,500,810
1,810,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,836,607
730,000	6.750%, 2/1/2024[b,h]	808,701
2,200,000	3.900%, 7/15/2025	2,281,661
1,800,000	2.950%, 10/1/2026	1,761,523
1,400,000	3.882%, 7/24/2038[b]	1,379,194
1,850,000	5.500%, 10/15/2040	2,217,616
	JPMorgan Chase & Company
2,100,000	4.452%, 12/5/2029[b]	2,236,526
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,480,086
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,896,334
	Liberty Mutual Group, Inc.
1,065,000	4.950%, 5/1/2022[g]	1,118,692
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,149,193
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,935,012
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,114,955
	Lloyds Banking Group plc
2,200,000	4.375%, 3/22/2028	2,276,887
	Marsh & McLennan Companies, Inc.
800,000	4.375%, 3/15/2029	855,176
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[g]	373,500
	MGM Growth Properties Operating Partnership, LP
360,000	4.500%, 9/1/2026	355,500
	Mitsubishi UFJ Financial Group, Inc.
1,050,000	3.455%, 3/2/2023	1,066,551
	Mizuho Financial Group, Inc.
1,440,000	3.663%, 2/28/2027	1,472,123
	Morgan Stanley
1,450,000	2.500%, 4/21/2021	1,442,232
1,795,000	4.875%, 11/1/2022	1,900,614
1,810,000	3.981%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,846,212
1,130,000	4.000%, 7/23/2025	1,174,921
720,000	3.125%, 7/27/2026	701,343
1,490,000	4.350%, 9/8/2026	1,546,472
930,000	4.300%, 1/27/2045	957,999
	MPT Operating Partnership, LP
360,000	5.000%, 10/15/2027	360,900
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[g]	1,550,545
1,080,000	4.000%, 9/14/2026[g]	1,062,966
	Nordea Bank AB
1,110,000	5.500%, 9/23/2019[b,g,h]	1,110,000
	Park Aerospace Holdings, Ltd.
700,000	4.500%, 3/15/2023[g]	708,463
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[g]	1,731,904
	Preferred Term Securities XXIII, Ltd.
379,562	2.811%, (LIBOR 3M + 0.200%), 12/22/2036[b,g]	358,633
	Prudential Financial, Inc.
1,133,000	3.935%, 12/7/2049	1,109,171
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,260,526
	Regency Centers, LP
1,440,000	3.600%, 2/1/2027	1,443,474
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,090,265
1,450,000	4.700%, 9/15/2023	1,542,199
	Royal Bank of Scotland Group plc
1,080,000	8.625%, 8/15/2021[b,h]	1,161,000
1,440,000	3.498%, 5/15/2023[b]	1,439,122
1,440,000	3.875%, 9/12/2023	1,452,182
1,500,000	4.269%, 3/22/2025[b]	1,528,978
	Santander Holdings USA, Inc.
805,000	4.450%, 12/3/2021	831,688
	Santander UK Group Holdings plc
800,000	3.125%, 1/8/2021	799,751
1,500,000	4.750%, 9/15/2025[g]	1,516,571
	SITE Centers Corporation
573,000	4.625%, 7/15/2022	591,092
	Standard Chartered plc
1,750,000	3.742%, (LIBOR 3M + 1.150%), 1/20/2023[b,g]	1,748,548
	State Street Capital Trust IV
1,080,000	3.611%, (LIBOR 3M + 1.000%), 6/15/2047[b]	853,200
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,093,177
	Synchrony Financial
1,750,000	4.250%, 8/15/2024	1,772,606
2,150,000	3.950%, 12/1/2027	2,058,804
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[g]	891,685
1,510,000	4.125%, 9/24/2025[g]	1,565,203
	UBS Group Funding Switzerland AG
1,440,000	4.253%, 3/23/2028[g]	1,497,224
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,447,818
	Ventas Realty, LP
720,000	3.500%, 2/1/2025	724,345
1,080,000	3.850%, 4/1/2027	1,087,544
1,800,000	4.000%, 3/1/2028	1,823,886
	Wells Fargo & Company
1,440,000	3.000%, 4/22/2026	1,407,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Financials (26.5%) - continued
	Welltower, Inc.
$550,000	4.950%, 1/15/2021	$566,229
1,300,000	4.000%, 6/1/2025	1,343,110

	Total	222,720,091

Foreign Government (1.3%)
	Argentina Government International Bond
950,000	5.625%, 1/26/2022	742,900
1,825,000	7.500%, 4/22/2026	1,371,031
	Bahrain Government International Bond
1,750,000	5.875%, 1/26/2021	1,778,735
	Dominican Republic Government International Bond
550,000	6.000%, 7/19/2028[g]	579,562
	Petroleos Mexicanos
1,750,000	5.500%, 1/21/2021	1,783,688
	Qatar Government International Bond
1,100,000	4.500%, 4/23/2028[g]	1,188,000
1,500,000	5.103%, 4/23/2048[g]	1,674,375
1,350,000	4.817%, 3/14/2049[g]	1,449,563

	Total	10,567,854

Mortgage-Backed Securities (4.6%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
11,750,000	3.500%, 5/1/2049[e]	11,857,504
17,950,000	4.000%, 5/1/2049[e]	18,419,625
2,360,000	4.500%, 5/1/2049[e]	2,455,480
5,800,000	4.500%, 6/1/2049[e]	6,031,031

	Total	38,763,640

Technology (3.5%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,588,555
1,800,000	4.500%, 2/23/2036	1,999,024
1,080,000	3.750%, 9/12/2047	1,059,609
	Applied Materials, Inc.
720,000	3.300%, 4/1/2027	726,822
	Broadcom Corporation
1,450,000	3.875%, 1/15/2027	1,386,557
	Diamond 1 Finance Corporation
360,000	5.875%, 6/15/2021[g]	366,619
1,080,000	5.450%, 6/15/2023[g]	1,152,320
3,075,000	6.020%, 6/15/2026[g]	3,330,809
	DXC Technology Company
1,440,000	4.750%, 4/15/2027	1,512,287
	Hewlett Packard Enterprise Company
1,440,000	4.400%, 10/15/2022	1,506,228
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,693,483
	Lam Research Corporation
1,750,000	4.000%, 3/15/2029	1,812,049
	Marvell Technology Group, Ltd.
900,000	4.200%, 6/22/2023	916,885
1,100,000	4.875%, 6/22/2028	1,149,570
	NXP BV/NXP Funding, LLC
1,750,000	5.350%, 3/1/2026[g]	1,904,595
	Oracle Corporation
1,800,000	4.300%, 7/8/2034	1,917,222
	Texas Instruments, Inc.
1,800,000	4.150%, 5/15/2048	1,903,828
	VMware, Inc.
1,620,000	2.300%, 8/21/2020	1,608,903
	Western Digital Corporation
540,000	4.750%, 2/15/2026[j]	521,100

	Total	29,056,465

Transportation (1.1%)
	Aircastle, Ltd.
1,785,000	4.400%, 9/25/2023	1,813,655
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,686,562
1,800,000	4.050%, 6/15/2048	1,853,199
	Delta Air Lines, Inc.
158,335	4.950%, 11/23/2020	158,509
866,659	4.250%, 7/30/2023	890,012
	Penske Truck Leasing Company, LP
1,400,000	3.375%, 2/1/2022[g]	1,407,394
	United Airlines Pass Through Trust
729,312	3.750%, 9/3/2026	737,408
	XPO Logistics, Inc.
360,000	6.125%, 9/1/2023[g]	367,650

	Total	8,914,389

U.S. Government & Agencies (6.3%)
	U.S. Treasury Bonds
1,600,000	2.250%, 11/15/2027	1,573,000
6,000,000	2.750%, 2/15/2028	6,128,672
4,500,000	2.875%, 5/15/2028	4,640,976
5,000,000	2.875%, 8/15/2028	5,158,008
13,900,000	2.750%, 11/15/2047	13,395,582
14,600,000	3.000%, 2/15/2049	14,791,055
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,853,069
3,500,000	2.375%, 2/29/2024	3,516,406

	Total	53,056,768

Utilities (6.8%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,494,262
	Ameren Illinois Company
1,050,000	4.500%, 3/15/2049	1,166,673
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,436,415
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,358,846
	Berkshire Hathaway Energy Company
1,425,000	4.450%, 1/15/2049	1,514,896
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,299,714
	CMS Energy Corporation
1,440,000	3.450%, 8/15/2027	1,442,198
	Consolidated Edison Company of New York, Inc.
720,000	2.900%, 12/1/2026	697,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Utilities (6.8%) - continued
	Consumers Energy Company
$1,050,000	4.350%, 4/15/2049	$1,151,039
	Duke Energy Corporation
2,160,000	2.650%, 9/1/2026	2,066,922
2,160,000	3.150%, 8/15/2027	2,121,930
1,800,000	3.750%, 9/1/2046	1,676,472
	Exelon Corporation
900,000	3.497%, 6/1/2022	912,919
880,000	3.950%, 6/15/2025	914,963
340,000	3.400%, 4/15/2026	340,934
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022	1,493,096
	FirstEnergy Corporation
720,000	3.900%, 7/15/2027	728,748
700,000	4.850%, 7/15/2047	745,283
	FirstEnergy Transmission, LLC
1,850,000	5.450%, 7/15/2044[g]	2,092,212
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,983,391
	National Rural Utilities Cooperative Finance Corporation
1,400,000	4.400%, 11/1/2048	1,496,292
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,230,093
	NextEra Energy Partners, LP
360,000	4.250%, 9/15/2024[g]	361,170
	NiSource Finance Corporation
1,080,000	4.375%, 5/15/2047	1,105,867
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,499,205
	Pacific Gas and Electric Company
730,000	2.950%, 3/1/2026[f,k]	657,000
1,100,000	3.300%, 12/1/2027[f,k]	996,875
1,100,000	3.950%, 12/1/2047[f,j,k]	951,500
	Pennsylvania Electric Company
300,000	5.200%, 4/1/2020	306,026
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,816,997
1,810,000	3.950%, 3/15/2024	1,861,526
	San Diego Gas and Electric Company
1,800,000	4.150%, 5/15/2048	1,792,055
	Sempra Energy
1,800,000	3.250%, 6/15/2027	1,737,545
	South Carolina Electric & Gas Company
1,100,000	5.100%, 6/1/2065	1,293,957
	Southern California Edison Company
3,150,000	4.125%, 3/1/2048	2,981,981
1,700,000	4.875%, 3/1/2049	1,806,728
	Southern Company
4,370,000	3.250%, 7/1/2026	4,313,025
	TerraForm Power Operating, LLC
360,000	5.000%, 1/31/2028[g]	355,050

	Total	57,201,069

	Total Long-Term Fixed Income (cost $748,347,674)	761,685,149

Shares	Preferred Stock (0.2%)	Value
Financials (0.2%)
12,500	CoBank ACB, 6.250%[b,h]	1,296,875

	Total	1,296,875

	Total Preferred Stock (cost $1,250,000)	1,296,875

Shares	Collateral Held for Securities Loaned (0.2%)	Value
2,040,593	Thrivent Cash Management Trust	2,040,593

	Total Collateral Held for Securities Loaned (cost $2,040,593)	2,040,593

Shares or Principal Amount	Short-Term Investments (10.9%)	Value
	Federal Home Loan Bank Discount Notes
300,000	2.375%, 6/25/2019[l,m]	298,895
	Thrivent Core Short-Term Reserve Fund
9,055,835	2.690%	90,558,352
	U.S. Treasury Bills
600,000	2.455%, 5/23/2019[l]	599,136

	Total Short-Term Investments (cost $91,456,364)	91,456,383

	Total Investments (cost $859,527,271) 104.0%	$872,729,490

	Other Assets and Liabilities, Net (4.0%)	(33,803,678)

	Total Net Assets 100.0%	$838,925,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

INCOME FUND

Schedule of Investments as of April 30, 2019

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $135,328,494 or 16.1% of total net assets.

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	All or a portion of the security is insured or guaranteed.
j	All or a portion of the security is on loan.
k	Defaulted security. Interest is not being accrued.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of April 30, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$1,963,196

Total lending	$1,963,196
Gross amount payable upon return of collateral for securities loaned	$2,040,593

Net amounts due to counterparty	$77,397

Definitions:

CLO	-	Collateralized Loan Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Australia (4.6%)
74,578	Accent Group, Ltd.	$84,943
99,361	AGL Energy, Ltd.	1,558,810
130,026	ALS, LTD.	728,890
61,441	Altium, Ltd.	1,468,338
11,616	Appen, Ltd.	208,077
174,859	Australia and New Zealand Banking Group, Ltd.	3,354,599
455,954	Beach Energy, Ltd.	683,725
158,223	BHP Group, Ltd.	4,186,952
175,743	Brambles, Ltd.	1,493,411
30,317	Breville Group, Ltd.	410,894
2,029	Brickworks, Ltd.	23,414
161,207	Charter Hall Group	1,116,633
29,390	CIMIC Group, Ltd.	1,048,450
36,297	Computershare, Ltd.	456,626
27,956	CSL, Ltd.	3,921,159
249,074	Downer EDI, Ltd.	1,359,916
64,771	Evolution Mining, Ltd.	146,005
75,741	FlexiGroup, Ltd.	74,598
161,901	G8 Education, Ltd.	348,202
82,300	Genworth Mortgage Insurance Australia, Ltd.	138,801
18,169	GUD Holdings, Ltd.	151,402
26,309	GWA Group, Ltd.	62,485
877	IDP Education, Ltd.	9,651
84,041	Iluka Resources, Ltd.	512,835
90,872	Inghams Group, Ltd.	285,155
8,617	IPH, Ltd.	43,351
42,895	IRESS, Ltd.	433,561
25,270	Macquarie Group, Ltd.	2,401,512
36,802	Magellan Financial Group, Ltd.	1,158,437
265,314	Medibank Private, Ltd.	534,704
732,646	Mirvac Group	1,466,677
19,722	NRW Holdings, Ltd.	40,875
45,904	OZ Minerals, Ltd.	323,222
9,205	Pendal Group Limited	59,288
1,156	Pro Medicus, Ltd.	16,688
235,894	Qantas Airways, Ltd.	933,131
204,050	Regis Resources, Ltd.	690,346
57,757	Rio Tinto, Ltd.	3,892,959
74,039	Sandfire Resources NL	368,272
13,130	Smartgroup Corporation, Ltd.	78,567
590,759	South32, Ltd.	1,395,267
192,400	Super Retail Group, Ltd.	1,175,173
32,261	Technology One, Ltd.	200,079
115,884	Telstra Corporation, Ltd.	276,018
400,856	Vita Group, Ltd.	486,890

	Total	39,808,988

Austria (0.2%)
30,514	Erste Group Bank AG	1,221,820
5,675	EVN AG	84,656
3,103	S IMMO AG	67,932
19,187	UNIQA Insurance Group AG	204,442
15,523	Wienerberger AG	356,734

	Total	1,935,584

Belgium (0.3%)
1,209	Akka Technologies	88,790
2,241	Barco NV	398,578
2,512	Cofinimmo SA	321,192
815	Compagnie d’ Entreprises CFE	81,202
2,042	Gimv NV	122,799
3,585	KBC Ancora	183,019
5,083	Recticel SA/NV	53,154
4,962	SA D’Ieteren NV	205,521
14,230	UCB SA	1,130,989
795	Warehouses De Pauw CVA	119,306

	Total	2,704,550

Bermuda (0.1%)
1,524	Hiscox, Ltd.	33,334
285,500	Yue Yuen Industrial Holdings, Ltd.	922,159

	Total	955,493

Brazil (1.7%)
403,600	Ambev SA	1,901,123
489,655	Banco Bradesco SA ADR	4,436,274
133,408	BRF SAa	1,054,376
143,315	Lojas Renner SA	1,692,982
210,398	Multiplan Empreendimentos Imobiliarios SA	1,286,716
182,300	Petroleo Brasileiro SA	1,260,865
233,996	Vale SA ADR	2,990,469

	Total	14,622,805

Canada (2.2%)
56,927	Alaris Royalty Corporation	770,386
41,500	Alimentation Couche-Tard, Inc.	2,446,880
35,100	Brookfield Asset Management, Inc.	1,692,251
73,068	CAE, Inc.	1,699,484
36,448	Canadian National Railway Company	3,385,526
8,000	Canadian Pacific Railway, Ltd.	1,792,461
31,588	CGI, Inc.[a]	2,273,666
20,350	CI Financial Corporation	292,711
8,269	Genworth MI Canada, Inc.[b]	256,952
17,817	Granite REIT	811,121
87,496	Manulife Financial Corporation	1,611,201
1,754	Quebecor, Inc.	43,742
4,899	SmartCentres Real Estate Investment Trust	123,892
59,935	Stars Group, Inc.[a]	1,130,967
38,700	Suncor Energy, Inc.	1,276,231

	Total	19,607,471

Cayman Islands (2.2%)
20,459	Autohome, Inc. ADR[a]	2,362,810
594,000	China Resources Land, Ltd.	2,586,965
38,010	Huazhu Group, Ltd. ADR	1,611,624
49,200	Sunny Optical Technology Group Company, Ltd.	601,869
169,700	Tencent Holdings, Ltd.	8,364,116
403,000	Value Partners Group, Ltd.	303,752
962,830	WH Group, Ltd.[c]	1,139,234
197,000	Wharf Real Estate Investment Company, Ltd.	1,509,864
83,000	Wuxi Biologics (Cayman), Inc.[a,c]	836,225

	Total	19,316,459

Chile (0.2%)
40,046	Banco Santander Chile SA ADR	1,121,288
135,375	S.A.C.I. Falabella	999,352

	Total	2,120,640

China (2.2%)
20,703	58.com, Inc. ADR[a]	1,486,268
216,798	China International Travel Service Corporation, Ltd.	2,497,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
China (2.2%) - continued
343,297	Hangzhou Hikvision Digital Technology Company, Ltd.	$1,669,560
27,895	Kweichow Moutai Company, Ltd.	4,033,883
220,900	Midea Group Company, Ltd.	1,719,793
411,000	Ping An Insurance Company of China, Ltd.	4,975,017
262,682	Shanghai International Airport Company, Ltd.	2,757,932

	Total	19,139,599

Denmark (2.5%)
12,995	Carlsberg AS	1,680,264
13,030	Coloplast AS	1,407,520
34,063	GN Store Nord AS	1,745,908
175,241	Novo Nordisk AS	8,585,855
3,718	Per Aarsleff Holding AS	123,164
3,773	Rockwool International AS	1,009,461
21,735	Royal Unibrew AS	1,559,646
14,012	SimCorp AS	1,375,561
35,456	Topdanmark AS	1,913,028
26,363	Vestas Wind Systems AS	2,385,427

	Total	21,785,834

Faroe Islands (0.1%)
8,570	Bakkafrost PF	440,183

	Total	440,183

Finland (1.2%)
5,789	Cramo Oyj	121,743
19,771	Finnair Oyj	165,357
66,453	Neste Oil Oyj	2,196,458
12,930	Raisio Oyj	43,289
39,816	Ramirent Oyj	279,676
3,594	Tieto Oyj	102,327
162,896	UPM-Kymmene Oyj	4,599,357
6,373	Uponor Oyj	76,320
104,141	Valmet Oyj	2,868,782

	Total	10,453,309

France (4.9%)
114,614	AXA SA	3,056,370
7,700	Beneteau SA	97,754
11,281	Capgemini SA	1,369,003
12,484	Cie Generale des Etablissements Michelin	1,614,318
3,133	Cie Plastic Omnium SA	94,922
110,387	CNP Assurances	2,607,433
18,939	Coface SA	191,036
16,350	Dassault Systemes SE	2,589,243
16,495	Derichebourg	71,880
9,918	Eiffage SA	1,035,554
1,498	FNAC Darty SAa	131,641
3,317	Gaztransport Et Technigaz SA	300,158
2,144	Hermes International	1,508,452
2,566	Ipsos SA	74,430
3,985	Jacquet Metal Service	79,475
5,663	Kaufman & Broad SA	225,952
6,544	Kering SA	3,872,457
108,030	Klepierre SA	3,838,756
33,173	Lagardere SCA	903,498
13,195	LVMH Moet Hennessy Louis Vuitton SE	5,180,605
1,192	Mersen	42,424
17,003	Metropole Television SA	337,495
11,383	Neopost SA	279,211
32,216	Peugeot SA	844,671
17,770	Safran SA	2,590,185
1,986	Sartorius Stedim Biotech	269,749
37,323	Schneider Electric SE	3,158,879
9,855	Sodexo SA	1,130,211
759	Sopra Group SA	96,937
5,645	Teleperformance SA	1,085,203
11,737	Thales SA	1,402,312
22,301	UbiSoft Entertainment SAa	2,130,606
10,707	Vinci SA	1,081,371

	Total	43,292,191

Germany (4.5%)
25,538	Aareal Bank AG	893,275
10,014	Adidas AG	2,579,496
17,224	ADVA Optical Networking SEa	147,836
29,825	Allianz SE	7,209,153
3,371	Amadeus Fire AG	449,863
40,439	Borussia Dortmund GmbH & Company KGaA	388,479
11,628	CANCOM SE	588,540
12,537	Carl Zeiss Meditec AG	1,233,141
773	Cewe Stiftung & Company KGaA	73,001
2,064	CompuGroup Medical SE	136,965
7,269	CTS Eventim AG & Company KGAA	373,332
16,892	Deutsche EuroShop AG	507,659
275,880	Deutsche Pfandbriefbank AGc	3,852,099
52,380	Deutsche Telekom AG	877,625
51,878	Deutz AGa	512,660
7,527	Dialog Semiconductor plc[a]	292,833
4,494	Duerr AG	203,237
2,669	ELMOS Semiconductor AG	73,537
96,572	Evotec AGa	2,410,370
16,253	Gerresheimer AGa	1,224,546
2,550	Hamburger Hafen und Logistik AG	64,367
6,450	Hannover Rueckversicherung SE	974,016
58,206	Infineon Technologies AG	1,379,813
2,446	Isra Vision AG	98,356
15,752	Jenoptik AG	623,446
1,564	JOST Werke AGc	57,746
1,486	Jungheinrich AG	51,853
3,317	Krones AG	309,465
8,084	LEG Immobilien AG	943,241
12,924	Merck KGaA	1,377,581
11,271	Nemetschek SE	2,085,146
22,753	ProSiebenSat.1 Media AG	359,693
2,703	PUMA SE	1,671,981
149	Rational AG	100,606
8,792	Rheinmetall AG	1,013,088
5,417	Siltronic AG	530,776
8,544	Sixt SE	952,767
16,902	Software AG	643,792
24,545	TAG Immobilien AG	552,755
6,481	Takkt AG	101,913
23,894	Vonovia SE	1,194,143
868	WashTec AG	68,246
354	XING AG	131,622

	Total	39,314,059

Hong Kong (1.3%)
344,800	AIA Group, Ltd.	3,530,557
73,000	Champion REIT	61,820
198,000	China Mobile, Ltd.	1,889,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Hong Kong (1.3%) - continued
213,000	CITIC Telecom International Holdings, Ltd.	$88,265
889,000	Haitong International Securities Group, Ltd.	322,490
486,000	Hang Lung Group, Ltd.	1,449,450
62,521	Hong Kong Exchanges & Clearing, Ltd.	2,171,906
100,500	Kerry Properties, Ltd.	430,177
115,000	Melco International Development, Ltd.	282,590
94,000	Shun Tak Holdings, Ltd.	41,878
129,000	Sun Hung Kai & Company, Ltd.	64,335
185,000	Techtronic Industries Company, Ltd.	1,338,753

	Total	11,671,419

India (2.1%)
47,500	Grasim Industries, Ltd.	615,549
28,379	Hero Motocorp, Ltd.	1,025,186
59,056	Hindustan Unilever, Ltd.	1,491,621
157,848	Housing Development Finance Corporation	4,528,483
586,430	ITC, Ltd.	2,541,796
119,026	Kotak Mahindra Bank, Ltd.	2,373,734
79,921	Tata Consultancy Services, Ltd.	2,597,791
43,588	Ultra Tech Cement, Ltd.	2,893,766

	Total	18,067,926

Indonesia (0.8%)
4,662,500	Astra International Tbk PT	2,495,924
1,637,600	Bank Rakyat Indonesia Persero Tbk PT	503,489
866,600	Indocement Tunggal Prakarsa Tbk PT	1,340,077
1,136,900	PT Bank Central Asia Tbk	2,296,622

	Total	6,636,112

Ireland (0.3%)
20,694	C&C Group plc	78,567
53,913	Glanbia plc	991,088
29,965	Grafton Group plc	345,362
9,276	ICON plc[a]	1,266,916

	Total	2,681,933

Israel (0.2%)
178,427	Bank Leumi Le-Israel BM	1,221,859
15,122	First International Bank of Israel, Ltd.	380,029
406	Paz Oil Company, Ltd.	59,189
44,800	Plus500, Ltd.	308,454

	Total	1,969,531

Italy (2.3%)
573,644	A2A SPA	960,075
52,694	Amplifon SPA	1,013,725
56,989	Assicurazioni Generali SPA	1,105,707
12,767	ASTM SPA	325,309
19,579	Banca Generali SPA	553,205
650,435	Banca Monte dei Paschi di Siena SPA[a,b]	988,390
15,821	Banca Popolare Di Sondrio SCRL	43,070
6,704	Biesse SPA	149,392
8,575	Buzzi Unicem SPA	191,186
6,814	De’Longhi SPA	174,662
8,647	DiaSorin SPA	845,306
71,700	Enav SPA[c]	391,548
223,754	Enel SPA	1,416,852
244,360	Eni SPA	4,164,190
157,538	Hera SPA	560,798
8,495	Interpump Group SPA	319,449
155,643	Iren SPA	363,804
58,676	Italgas SPA	366,521
1,528	Italmobiliare SPA	34,002
6,287	La Doria SPA	57,329
3,109	Maire Tecnimont SPA	11,125
127,221	Mediobanca SPA	1,348,460
32,530	Moncler SPA	1,337,452
459,719	Piaggio & C. SPA	1,270,227
1,874	Reply SPA	122,155
93,500	Societa Iniziative Autostradali e Servizi SPA	1,541,675
17,451	Technogym SPA[c]	214,145

	Total	19,869,759

Japan (18.1%)
11,000	Adeka Corporation	165,258
3,700	Aica Kogyo Company, Ltd.	128,377
36,700	Aichi Corporation	250,765
14,600	Aida Engineering, Ltd.	115,191
7,000	Aisan Industry Company, Ltd.	47,449
1,500	Alpen Company, Ltd.	23,323
27,700	AOKI Holdings, Inc.	289,496
23,700	Aoyama Trading Company, Ltd.	520,570
8,000	Arcland Sakamoto Company, Ltd.	103,986
5,300	Arcs Company, Ltd.	107,445
16,300	Benesse Holdings, Inc.	450,660
8,500	Broadleaf Company, Ltd.	43,798
9,900	Bunka Shutter Company, Ltd.	73,036
18,300	Canon Electronics, Inc.	301,580
8,100	Canon Marketing Japan, Inc.	175,753
109,900	Canon, Inc.	3,049,514
91,600	Capcom Company, Ltd.	2,066,834
8,400	Central Glass Company, Ltd.	196,308
41,800	Chiyoda Company, Ltd.	662,391
2,300	Chiyoda Integre Company, Ltd.	42,990
52,700	Chubu Electric Power Company, Inc.	766,339
282,600	Citizen Watch Company, Ltd.	1,593,364
28,400	Coca-Cola Bottlers Japan, Inc.	701,254
3,900	Cocokara Fine, Inc.	155,279
6,100	Computer Engineering & Consulting, Ltd.	120,790
5,800	Cosel Company, Ltd.	62,323
17,700	Cosmo Energy Holdings Company, Ltd.	365,516
400	Daiichi Jitsugyo Company, Ltd.	12,348
10,900	Daiichikosho Company, Ltd.	534,046
14,100	Daito Trust Construction Company, Ltd.	1,888,039
120	Daiwa Office Investment Corporation	809,892
91,000	Denso Corporation	3,976,248
1,700	Digital Arts, Inc.	146,788
3,300	DIP Corporation	50,441
47,600	DMG Mori Company, Ltd.	686,400
4,400	Doutor Nichires Holdings Company, Ltd.	83,926
49,400	DTS Corporation	1,749,634
4,500	DUSKIN Company, Ltd.	111,056
19,800	East Japan Railway Company	1,865,989
300	Ebara Corporation	9,233
11,300	EPS Holdings, Inc.	202,592
3,400	ESPEC Corporation	67,173
35,600	Exedy Corporation	815,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Japan (18.1%) - continued
64,800	F@N Communications, Inc.	$397,823
12,100	Fancl Corporation	359,014
4,400	Ferrotec Holdings Corporation	49,219
8,600	Fields Corporation	60,680
28,900	Financial Products Group Company, Ltd.	248,716
3,100	Fuji Machine Manufacturing Company, Ltd.	46,860
8,400	Fuji Oil Holdings, Inc.	269,820
4,900	Fuji Soft, Inc.	193,816
1,200	Fujibo Holdings, Inc.	29,852
2,300	Fukuyama Transporting Company, Ltd.	88,612
2,900	Fuyo General Lease Company, Ltd.	144,846
10,800	Geo Holdings Corporation	147,158
22,500	Glory, Ltd.	568,099
3,000	Goldcrest Company, Ltd.	39,536
67,900	Gree, Inc.	264,997
5,300	GS Yuasa Corporation	106,487
2,200	Gunze, Ltd.	93,700
127,800	Hachijuni Bank, Ltd.	514,413
27,800	Haseko Corporation	336,212
41,100	Heiwa Corporation	818,965
280	Heiwa Real Estate REIT, Inc.	316,147
4,600	HIS Company, Ltd.	146,928
400	Hitachi Transport System, Ltd.	11,092
39,500	Hokuetsu Corporation	215,472
16,700	Hokuhoku Financial Group, Inc.	184,192
78,000	Honda Motor Company, Ltd.	2,176,430
100	Horiba, Ltd.	6,057
7,000	Hosiden Corporation	66,966
34,800	Hoya Corporation	2,457,842
300	IBJ Leasing Company, Ltd.	7,057
352	Ichigo Real Estate Investment Corporation	324,209
3,800	Inabata & Company, Ltd.	52,229
9,700	INES Corporation	121,157
3,000	Ishihara Sangyo Kaisha, Ltd.	33,717
61,300	Isuzu Motors, Ltd.	882,888
7,600	Itochu Enex Company, Ltd.	62,229
3,900	JAFCO Company, Ltd.	147,638
19,100	Japan Aviation Electronics Industry, Ltd.	309,029
380	Japan Excellent, Inc.	543,771
73	Japan Logistics Fund, Inc.	156,033
445	Japan Rental Housing Investments, Inc.	343,566
312,600	Japan Tobacco, Inc.	7,223,443
155,500	JFE Holdings, Inc.	2,675,821
2,800	JSR Corporation	42,724
132,700	JVC Kenwood Corporation	352,762
11,100	Kandenko Company, Ltd.	93,576
2,700	Kanematsu Electronics, Ltd.	80,103
60,100	KDDI Corporation	1,385,157
3,800	Keihin Corporation	62,627
42	Kenedix Office Investment Corporation	280,981
39,800	Kewpie Corporation	921,911
5,900	Keyence Corporation	3,686,283
11,800	Kintetsu World Express, Inc.	178,504
23,900	KITZ Corporation	182,664
25,200	Kokuyo Company, Ltd.	319,577
45,900	Konoike Transport Company, Ltd.	742,094
5,400	Koshidaka Holdings Company, Ltd.	75,724
30,300	K’s Holdings Corporation	270,278
2,900	Kurabo Industries, Ltd.	54,551
1,800	Kureha Corporation	107,753
100	Kyoei Steel, Ltd.	1,662
7,100	Kyokuto Kaihatsu Kogyo Company, Ltd.	100,055
19,600	Kyowa Exeo Corporation	536,106
305	LaSalle Logiport REIT	327,165
34,000	Lintec Corporation	734,292
2,000	M&A Capital Partners Corporation, Ltd.[a]	85,608
8,200	Macnica Fuji Electronics Holdings, Inc.	118,714
24,700	Maeda Corporation	245,983
14,400	Makino Milling Machine Company, Ltd.	610,967
17,600	Mandom Corporation	455,680
154,500	Marubeni Corporation	1,107,084
21,200	Matsumotokiyoshi Holdings Company, Ltd.	701,947
14,000	MEIJI Holdings Company, Ltd.	1,103,564
15,100	Meiko Network Japan Company, Ltd.	150,338
20,000	Ministop Company, Ltd.	315,257
332	MIRAI Corporation	145,986
39,200	Mitsubishi Corporation	1,079,870
138,200	Mitsubishi Gas Chemical Company, Inc.	2,074,775
3,000	Mitsubishi Research Institute, Inc.	83,338
5,900	Mitsubishi Shokuhin Company, Ltd.	152,713
20,600	Mitsui & Company, Ltd.	333,197
2,400	Mitsui Mining and Smelting Company, Ltd.	62,422
3,400	Mitsui Sugar Company, Ltd.	82,090
694,400	Mizuho Financial Group, Inc.	1,084,464
7,700	Morinaga and Company, Ltd.	321,464
2,000	MTG Company, Ltd.	35,522
39,000	Murata Manufacturing Company, Ltd.	1,958,333
7,700	Nagase & Co., Ltd.	117,668
41,700	NEC Networks & System Integration Corporation	1,004,561
18,000	Net One Systems Company, Ltd.	467,350
239,200	NHK Spring Company, Ltd.	2,154,583
26,000	Nichi-Iko Pharmaceutical Company, Ltd.	311,641
4,700	Nihon Chouzai Company, Ltd.	170,984
11,400	Nikkiso Company, Ltd.	141,323
9,100	Nikkon Holdings Company, Ltd.	214,741
6,100	Nintendo Company, Ltd.	2,100,936
14,100	Nippon Flour Mills Company, Ltd.	238,284
400,300	Nippon Light Metal Holdings Company, Ltd.	884,884
13,600	Nippon Shokubai Company, Ltd.	946,111
179,700	Nippon Steel Corporation	3,214,256
43,100	Nipro Corporation	535,387
7,000	Nishimatsu Construction Company, Ltd.	151,845
3,400	Nishi-Nippon Financial Holdings, Inc.	28,134
819,278	Nissan Motor Company, Ltd.	6,577,200
13,800	Nisshin Oillio Group, Ltd.	394,975
22,000	Nissin Kogyo Company, Ltd.	293,265
17,100	Nitto Denko Corporation	924,550
200	Noevir Holdings Company, Ltd.	10,511
3,900	Nojima Corporation	67,098
1,400	Noritake Company, Ltd.	68,282
29,100	North Pacific Bank, Ltd.	71,377
2,300	NS Solutions Corporation	61,798
8,400	NSD Company, Ltd.	208,077
89,000	NTT Data Corporation	1,037,829
1,000	NuFlare Technology, Inc.	62,123

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Japan (18.1%) - continued
2,000	OBIC Business Consultants Company, Ltd.	$80,378
15,300	OBIC Company, Ltd.	1,776,260
4,900	Oisix ra daichi, Inc.[a]	73,091
14,500	Oki Electric Industry Company, Ltd.	169,965
5,475	Okinawa Electric Power Company, Inc.	90,469
19,500	Okuma Corporation	1,148,738
57	One REIT, Inc.	141,393
344,300	Onward Holdings Company, Ltd.	1,899,458
1,200	Open Door Inc.[a]	34,753
4,800	OPT Holdings, Inc.	78,741
64,500	ORIX Corporation	913,696
18,900	Pan Pacific International Holdings Company	1,217,997
5,300	Paramount Bed Holdings Company, Ltd.	249,056
22,200	PC Depot Corporation	81,702
700	Pepper Food Service Company, Ltd.	14,182
270	Premier Investment Corporation	334,107
47,500	Relia, Inc.	502,680
6,600	Relo Group, Inc.	180,253
28,900	Riso Kyoiku Corporation, Ltd.	110,586
19,800	ROHTO Pharmaceutical Company, Ltd.	557,146
54,200	Round One Corporation	730,356
27,200	Ryoyo Electro Corporation	418,785
5,300	Saint Marc Holdings Company, Ltd.	119,005
23,900	Samty Corporation, Ltd.	310,095
900	Sangetsu Company, Ltd.	16,871
12,800	Sanki Engineering Company, Ltd.	140,070
2,300	Sanyo Special Steel Company, Ltd.	46,120
8,700	Sato Holdings Corporation	211,815
20,700	Sawai Pharmaceutical Company, Ltd.	1,112,211
17,200	SCSK Corporation	817,357
700	SEC Carbon, Ltd.	62,352
19,700	Seiko Holdings Corporation	447,072
76,800	Seino Holdings Company, Ltd.	1,045,522
308,100	Sekisui House, Ltd.	4,967,584
44,500	Seven & I Holdings Company, Ltd.	1,540,025
600	Shindengen Electric Manufacturing Company, Ltd.	24,689
7,600	Shin-Etsu Polymer Co., Ltd.	57,868
37,800	Shinko Electric Industries Company, Ltd.	333,593
7,400	Ship Healthcare Holdings, Inc.	304,446
38,000	SKY Perfect JSAT Holdings, Inc.	152,032
7,700	Sodick Company, Ltd.	69,561
50,100	SoftBank Group Corporation	5,312,172
60,300	Sony Corporation	3,037,197
60,900	Sugi Holdings Company, Ltd.	3,080,048
315,200	Sumitomo Corporation	4,517,707
388,500	Sumitomo Electric Industries, Ltd.	5,169,261
28,400	Sumitomo Heavy Industries, Ltd.	1,009,828
260,700	Sumitomo Rubber Industries, Ltd.	3,205,656
600	Sumitomo Seika Chemicals Company, Ltd.	23,312
8,400	Sumitomo Warehouse Company, Ltd.	107,739
47,900	Sundrug Company, Ltd.	1,284,224
7,000	Systena Corporation	84,270
4,200	T. Hasegawa Company, Ltd.	67,865
10,200	Tadano, Ltd.	107,919
11,300	Taiho Kogyo Company, Ltd.	89,374
2,400	Taiyo Yuden Company, Ltd.	58,449
12,700	Takara Holdings, Inc.	148,326
63,800	Takara Leben Company, Ltd.	198,410
5,100	Takeuchi Manufacturing Company, Ltd.	96,713
48,900	TIS, Inc.	2,231,104
400	Toei Animation Company, Ltd.	19,884
1,900	Toei Company, Ltd.	246,736
19,200	Toho Holdings Company, Ltd.	449,875
1,900	Toho Titanium Company, Ltd.	15,988
38,400	Tokyo Dome Corporation	381,378
600	Tokyo Ohka Kogyo Company, Ltd.	19,214
3,300	Tokyo Seimitsu Company, Ltd.	95,855
57,300	Tokyo Tatemono Company, Ltd.	646,779
3,000	Tokyotokeiba Company, Ltd.	87,526
23,900	Tosei Corporation	198,761
20,600	Towa Pharmaceutical Company, Ltd.	507,239
6,600	Toyo Tanso Company, Ltd.	130,987
66,000	Toyoda Gosei Company, Ltd.	1,373,936
16,800	Toyota Motor Corporation	1,040,096
35,500	Tsubakimoto Chain Company	1,323,251
137,900	TV Asahi Holdings Corporation	2,433,623
30,000	Ube Industries, Ltd.	641,871
1,400	UUUM, Inc.[a]	57,985
400	Uzabase, Inc.[a]	10,890
400	Valor Company, Ltd.	9,758
5,400	Vector, Inc.[a]	64,292
5,300	Wacoal Holdings Corporation	130,899
23,800	Wakita & Company, Ltd.	250,000
40,600	Yamato Holdings Company, Ltd.	881,982
6,900	Yellow Hat, Ltd.	87,315
3,500	Yodogawa Steel Works, Ltd.	66,779
10,300	Yokohama Reito Company, Ltd.	81,582
13,400	Zenrin Company, Ltd.	292,660

	Total	158,096,345

Jersey (0.1%)
168,887	boohoo group plc[a]	543,120
5,214	Sanne Group PLC	42,562

	Total	585,682

Luxembourg (0.2%)
387	ADO Properties SAc	20,314
44,463	B&M European Value Retail SA	229,219
17,837	Oriflame Holdings AG	367,911
47,400	Tenaris SA ADR	1,314,876

	Total	1,932,320

Malaysia (0.2%)
269,500	Public Bank Berhad	1,467,142

	Total	1,467,142

Mexico (0.8%)
27,000	Fomento Economico Mexicano SAB de CV ADR	2,634,930
95,000	Grupo Aeroportuario del Sureste, SAB de CV	1,560,069
410,308	Grupo Financiero Banorte SAB de CV ADR	2,599,792

	Total	6,794,791

Netherlands (3.3%)
5,628	Aalberts Industries NV	221,434
628	Accell Group NV	17,891
628	Accell Group NV, Rights[a,d]	0
14,010	Airbus Group NV	1,918,392
7,911	ASM International NV	539,369
69,609	ASR Nederland NV	3,097,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Netherlands (3.3%) - continued
56,000	BAM Group	$273,473
37,491	BE Semiconductor Industries NV	1,079,955
43,114	Euronext NVc	2,995,663
14,633	Ferrari NV	1,984,705
15,087	Intertrust NVc	286,782
84,159	Koninklijke Ahold Delhaize NV	2,028,374
56,000	Koninklijke BAM Groep NV, DRIP[a,d]	6
24,798	Koninklijke DSM NV	2,836,198
47,951	Koninklijke Philips NV	2,059,203
9,065	Koninklijke VolkerWessels NV	193,790
28,677	NN Group NV	1,251,458
3,681	NSI NV	145,740
3,681	NSI NV, DRIP[a,d]	0
32,620	Signify NVc	977,963
22,644	TomTom NVa	195,734
110,513	Unilever NV	6,686,569
2,336	Vastned Retail NV	82,071
2,771	Wereldhave NV	70,989

	Total	28,942,957

New Zealand (0.2%)
65,568	Air New Zealand, Ltd.	117,418
125,082	Contact Energy, Ltd.	561,548
64,795	Infratil, Ltd.	187,798
200,973	Z Energy, Ltd.	849,741

	Total	1,716,505

Norway (1.9%)
7,808	Aker BP ASA	257,722
29,041	Austevoll Seafood ASA	338,324
292,591	DnB ASA[a]	5,626,294
168,266	Elkem ASA[c]	697,018
11,376	Entra ASA[c]	165,118
75,141	Europris ASA	234,815
4,498	Grieg Seafood ASA	51,967
60,227	Leroy Seafood Group ASA	436,067
44,683	Mowi ASA	969,420
19,998	SalMar ASA	909,604
1,230	Scatec Solar ASA[a,c]	11,684
4,085	SpareBank 1 Nord-Norge	31,134
17,014	SpareBank 1 SMN	184,570
46,199	Storebrand ASA	390,442
237,849	Telenor ASA	4,781,209
36,967	TGS Nopec Geophysical Company ASA	966,640
16,264	Tomra Systems ASA	490,662
14,455	Veidekke ASA	161,748

	Total	16,704,438

Philippines (0.5%)
3,199,800	Ayala Land, Inc.	3,010,416
732,440	Bank of the Philippine Islands	1,193,366

	Total	4,203,782

Poland (0.1%)
29,133	Bank Pekao SA	869,506

	Total	869,506

Portugal (0.2%)
2,978,379	Banco Espirito Santo SAa,d,e	334
68,525	Galp Energia SGPS SA	1,148,913
32,487	NOS SGPS SA	218,341

	Total	1,367,588

Russia (0.4%)
30,478	Lukoil ADR	2,587,786
365,315	Sberbank of Russia PJSC	1,279,828

	Total	3,867,614

Singapore (0.5%)
85,900	China Aviation Oil (Singapore) Corporation, Ltd.	86,739
97,300	DBS Group Holdings, Ltd.	2,023,396
90,100	United Overseas Bank, Ltd.	1,845,111
236,900	Yanlord Land Group, Ltd.	254,470

	Total	4,209,716

South Africa (0.7%)
110,390	Massmart Holdings, Ltd.	727,085
203,100	MTN Group, Ltd.	1,471,486
11,840	Naspers, Ltd.	3,045,846
96,928	Truworths International, Ltd.	513,933

	Total	5,758,350

South Korea (0.3%)
2,805	Amorepacific Corporation	281,080
6,837	LG Chem, Ltd.	2,120,862
2,820	NAVER Corporation	288,803

	Total	2,690,745

Spain (3.3%)
107,288	ACS Actividades de Construccion y Servicios, SA	4,933,787
38,252	Amadeus IT Holding SA	3,048,569
27,266	Applus Services SA	342,650
424,334	Banco Bilbao Vizcaya Argentaria SA	2,580,321
330,173	Bankinter SA	2,639,149
124,586	CIA De Distribucion Integral	2,955,804
4,357	Construcciones y Auxiliar de Ferrocarriles SA	205,485
136,583	Enagas SA	3,896,091
13,127	Global Dominion Access SAa,c	70,185
31,771	Grifols SA	882,961
104,797	Iberdrola SA	952,335
10,616	Lar Espana Real Estate SOCIMI SA	83,308
4,443	Let’s GOWEX SAa,d,e	0
378,883	Mediaset Espana Comunicacion SA	2,938,291
105,530	Merlin Properties Socimi SA	1,439,484
10,189	Neinor Homes SAa,c	116,152
3,248	Prosegur Compania de Seguridad SA	16,896
57,215	Repsol SA	970,868
64,422	Telefonica SA	537,111
1,187	Viscofan SA	71,410

	Total	28,680,857

Sweden (1.9%)
46,494	Arjo AB	172,597
30,742	Atlas Copco AB	875,599
17,192	Bilia AB	147,541
1,733	BioGaia AB	84,069
14,586	Biotage AB	197,940
6,871	Bure Equity AB	127,738
11,854	Dios Fastigheter AB	84,388
8,272	Dometic Group ABc	75,571
40,754	Granges AB	442,486
72,665	Hemfosa Fastigheter AB	601,331
26,594	Hexpol AB	207,727
562	Indutrade AB	17,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
Sweden (1.9%) - continued
26,297	Investor AB	$1,254,149
95,374	Klovern AB	129,079
27,211	Kungsleden AB	206,753
23,005	Lindab International AB	259,496
4,928	Micronic Mydata AB	69,187
78,230	NetEnt AB	248,628
27,882	Nobia AB	175,209
195,543	Nobina ABc	1,255,519
9,470	Nolato AB	439,522
3,712	Resurs Holding AB	23,039
18,575	Sandvik AB	343,979
108,682	SKF AB	2,017,353
219,039	SSAB AB	827,540
2,914	SWECO AB (publ)	74,373
9,174	Swedbank AB	149,896
24,669	Swedish Match AB	1,202,851
50,599	Swedish Orphan Biovitrum ABa	923,264
315,048	Telefonaktiebolaget LM Ericsson	3,116,511
17,802	Trelleborg AB	294,423
35,629	Wihlborgs Fastigheter AB	474,031

	Total	16,518,972

Switzerland (6.2%)
12,010	Alcon, Inc.[a]	691,640
1,126	BKW FMB Energie	71,791
465	Bucher Industries AG	157,729
238	Burckhardt Compression Holding AG	71,840
46	Conzzeta AG	39,669
381	dorma+kaba Holding AG	287,804
22,998	Ferguson plc	1,636,676
191,762	Ferrexpo plc	519,476
6,636	Flughafen Zuerich AG	1,093,934
70	Forbo Holding AG	112,459
10,378	Galenica AGc	529,494
19,741	GAM Holding AG	81,886
1,291	Helvetia Holding AG	820,397
2,359	Huber & Suhner AG	188,643
108	Inficon Holding AG	60,725
41	Interroll Holding AG	89,471
1,206	Kardex AG	187,004
45,291	Logitech International SA	1,774,772
7,730	Lonza Group AG	2,387,251
110,570	Nestle SA	10,645,420
119,249	Novartis AG	9,771,275
92,864	OC Oerlikon Corporation AG, Pfaeffikon	1,213,650
18,747	Pargesa Holding SA	1,473,307
52,549	Roche Holding AG	13,865,756
5,839	Roche Holding AG-BR	1,527,649
5,845	Schindler Holding AG, Participation Certificate	1,263,251
1,210	Siegfried Holding AG	459,088
4,122	Sonova Holding AG	832,571
1,777	Straumann Holding AG	1,436,120
1,087	Sunrise Communications Group AGc	72,179
2,284	Tecan Group AG	515,615
3,021	Valora Holding AG	768,941

	Total	54,647,483

Taiwan (0.8%)
834,362	Taiwan Semiconductor Manufacturing Company, Ltd.	7,005,330

	Total	7,005,330

Thailand (0.4%)
167,350	Siam Cement pcl	2,410,057
210,400	Siam Commercial Bank pcl	863,812

	Total	3,273,869

Turkey (0.1%)
84,296	BIM Birlesik Magazalar AS	1,173,270

	Total	1,173,270

United Kingdom (12.8%)
112,049	3i Group plc	1,567,840
49,670	Abcam plc	843,950
58,222	Anglo American plc	1,510,847
11,244	Ascential plc	52,333
40,955	Ashmore Group plc	245,730
51,209	Ashtead Group plc	1,421,934
36,295	Associated British Foods plc	1,212,341
2,625	Aveva Group plc	114,695
81,726	Aviva plc	458,984
51,327	Barratt Developments plc	403,782
13,904	Beazley plc	104,769
35,067	Bellway plc	1,423,984
29,089	Berkeley Group Holdings plc	1,427,011
255,339	BHP Group plc	6,027,178
37,009	Bodycote plc	414,624
29,753	Bovis Homes Group plc	431,382
324,709	BP plc	2,361,191
30,103	Brewin Dolphin Holdings plc	128,780
6,026	Britvic plc	71,938
106,179	Bunzl plc	3,202,479
47,112	Carnival plc	2,497,628
2,364	Central Asia Metals plc	7,044
50,696	Coca-Cola HBC AG	1,815,694
105,845	Compass Group plc	2,408,386
16,992	Computacenter plc	267,758
19,752	Daily Mail and General Trust plc	169,221
112,644	Diageo plc	4,748,821
15,908	Diploma plc	332,679
604,798	Direct Line Insurance Group plc	2,602,480
7,029	Drax Group plc	31,306
70,045	EI Group plc[a]	194,734
66,422	Electrocomponents plc	560,093
7,172	EMIS Group plc	104,559
8,795	Euromoney Institutional Investor PLC	140,836
26,383	Fevertree Drinks plc	1,084,782
16,760	Forterra plc[c]	68,239
1,827	Games Workshop Group plc	99,252
221,303	GlaxoSmithKline plc	4,546,284
7,438	Grainger plc	24,442
118,623	Great Portland Estates plc	1,169,026
52,024	Greene King plc	435,697
22,794	Greggs plc	535,315
115,897	Halma plc	2,727,023
258,718	Hansteen Holdings plc	317,041
305,431	Hays plc	605,510
33,726	HomeServe plc	478,007
152,776	Howden Joinery Group plc	1,014,570
231,049	HSBC Holdings plc	2,013,124
96,406	Ibstock plc[c]	328,583
169,569	IG Group Holdings plc	1,128,009
125,021	Imperial Brands plc	3,977,946
145,793	Inchcape plc	1,170,489
80,164	Intermediate Capital Group plc	1,238,815
249,361	JD Sports Fashion plc	2,049,798
65,297	Jupiter Fund Management plc	320,435
25,533	KAZ Minerals plc	216,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (87.3%)	Value
United Kingdom (12.8%) - continued
308,737	Legal & General Group plc	$1,122,734
6,945,324	Lloyds TSB Group plc	5,680,137
22,702	Man Group plc	46,518
411,188	Marks and Spencer Group plc	1,533,841
10,928	Marshalls, plc	91,913
117,387	Mondi plc	2,579,613
183,015	Moneysupermarket.com Group plc	869,304
553,562	National Express Group plc	2,966,787
4,934	Next plc	371,500
147,086	PageGroup plc	1,034,051
77,379	Paragon Banking Group plc	463,449
33,174	Persimmon plc	969,108
5,465	Playtech plc	31,216
10,866	QinetiQ Group plc	42,806
114,120	Redrow plc	918,583
88,635	RELX plc	2,036,448
14,569	Rentokil Initial plc	74,247
136,742	Rightmove plc	966,918
39,800	Rio Tinto plc	2,321,898
50,782	Rotork plc	207,126
66,627	Royal Dutch Shell plc, Class A	2,122,834
239,446	Royal Dutch Shell plc, Class B	7,727,739
32,295	Safestore Holdings plc	271,206
48,672	Senior plc	147,281
101,050	Smith & Nephew plc	1,953,551
3,771	Spirax-Sarco Engineering plc	406,581
212,911	SSP Group plc	1,935,241
24,227	Stagecoach Group plc	41,607
415,120	Taylor Wimpey plc	984,172
766,676	Tesco plc	2,501,391
80,489	Tritax Big Box REIT plc	156,119
74,531	Unilever plc	4,517,710
18,641	Vesuvius plc	150,393
3,217	Victrex plc	102,330

	Total	112,202,255

United States (0.4%)
14,090	Nice, Ltd. ADR[a]	1,942,447
41,687	Yum China Holding, Inc.	1,981,800

	Total	3,924,247

	Total Common Stock (cost $704,697,897)	763,027,609

Shares	Preferred Stock (0.8%)
South Korea (0.8%)
223,270	Samsung Electronics Company, Ltd.	7,122,585

	Total	7,122,585

	Total Preferred Stock (cost $4,079,765)	7,122,585

Principal Amount	Long-Term Fixed Income (0.2%)
Venezuela (0.2%)
	Petroleos de Venezuela SA
$5,360,000	6.000%, 10/28/2022[f]	927,280
3,250,000	6.000%, 5/16/2024[f]	698,750
637,000	6.000%, 11/15/2026[f]	138,337
680,000	5.375%, 4/12/2027[f]	142,800
70,000	5.500%, 4/12/2037[f]	14,700

	Total	1,921,867

	Total Long-Term Fixed Income (cost $3,822,422)	1,921,867

Shares	Collateral Held for Securities Loaned (<0.1%)
1,039,575	Thrivent Cash Management Trust	1,039,575

	Total Collateral Held for Securities Loaned (cost $1,039,575)	1,039,575

Shares or Principal Amount	Short-Term Investments (11.0%)	Value
	Federal Home Loan Bank Discount Notes
400,000	2.415%, 5/21/2019[g,h]	399,464
2,200,000	2.389%, 6/25/2019[g,h]	2,191,900
5,800,000	2.389%, 7/10/2019[g,h]	5,772,821
	Thrivent Core Short-Term Reserve Fund
8,782,147	2.690%	87,821,466

	Total Short-Term Investments (cost $96,185,962)	96,185,651

	Total Investments (cost $809,825,621) 99.4%	$869,297,287

	Other Assets and Liabilities, Net 0.6%	5,425,257

	Total Net Assets 100.0%	$874,722,544

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $14,161,461 or 1.6% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	In bankruptcy. Interest is not being accrued.
f	Defaulted security. Interest is not being accrued.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent International Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$994,469

Total lending	$994,469
Gross amount payable upon return of collateral for securities loaned	$1,039,575

Net amounts due to counterparty	$45,106

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
DRIP	-	Dividend Reinvestment Plan
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (0.4%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$54,175	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	$54,514
	Contura Energy, Inc., Term Loan
98,750	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	98,626
	MRC Global (US), Inc., Term Loan
59,399	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	59,510

	Total	212,650

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
99,261	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	99,418
	GFL Environmental, Inc., Term Loan
99,499	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	98,582

	Total	198,000

Communications Services (0.1%)
	Frontier Communications Corporation, Term Loan
98,250	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	95,794
	Intelsat Jackson Holdings SA, Term Loan
70,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	69,877
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
150,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	149,625
	TNS, Inc., Term Loan
78,237	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	77,553
	Univision Communications, Inc., Term Loan
423,525	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	407,113
	WideOpenWest Finance, LLC, Term Loan
73,875	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	72,476

	Total	872,438

Consumer Cyclical (0.1%)
	Cengage Learning, Inc., Term Loan
340,365	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	327,601
	Golden Entertainment, Inc., Term Loan
135,100	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	135,100

	Total	462,701

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
172,813	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	168,370
44,438	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	43,632
	Bausch Health Companies, Inc., Term Loan
120,250	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	120,726
	Endo International plc, Term Loan
118,492	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	117,011
	JBS USA LUX SA, Term Loan
192,905	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	192,886
55,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	55,069
	McGraw-Hill Global Education Holdings, LLC, Term Loan
160,314	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	152,699
	MPH Acquisition Holdings, LLC, Term Loan
85,624	5.351%, (LIBOR 3M + 2.750%), 6/7/2023[b]	84,729
	Plantronics, Inc., Term Loan
59,739	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	59,466
	Revlon Consumer Products Corporation, Term Loan
63,693	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	49,362

	Total	1,043,950

Energy (<0.1%)
	Radiate Holdco, LLC, Term Loan
222,166	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	221,373

	Total	221,373

Financials (0.1%)
	GGP Nimbus, LLC, Term Loan
94,525	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	92,422
	Harland Clarke Holdings Corporation, Term Loan
110,492	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	96,796
	Sable International Finance, Ltd., Term Loan
192,427	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	193,125

	Total	382,343

Technology (<0.1%)
	First Data Corporation, Term Loan
220,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[b]	219,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (0.4%)[a]	Value
Technology (<0.1%) - continued
	Rackspace Hosting, Inc., Term Loan
$122,886	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	$116,140

	Total	336,074

	Total Bank Loans (cost $3,787,558)	3,729,529

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (22.0%)
	Ares XXXVII CLO, Ltd.
4,000,000	3.767%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1Rb,f	3,987,224
	ARI Fleet Lease Trust
1,399,943	1.910%, 4/15/2026, Ser. 2017-A, Class A2[f]	1,394,011
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[f]	2,262,834
	Assurant CLO III, Ltd.
4,700,000	3.822%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,f	4,667,598
	Bank of the West Auto Trust
2,000,000	2.220%, 1/15/2023, Ser. 2017-1, Class A3[f]	1,986,475
	BCC Funding XIV, LLC
2,358,865	3.070%, 6/20/2023, Ser. 2018-1A, Class A2[f]	2,362,327
	Benefit Street Partners CLO IV, Ltd.
4,800,000	3.842%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,f	4,799,962
	Betony CLO, Ltd.
2,750,000	3.663%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,f]	2,722,459
	BlueMountain CLO, Ltd.
3,000,000	3.832%, (LIBOR 3M + 1.230%), 1/20/2029, Ser. 2013-1A, Class A1R2[b,c,e,f]	3,000,000
	Brazos Higher Education Authority, Inc.
1,429,138	3.451%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,432,666
	Business Jet Securities, LLC
1,511,482	4.335%, 2/15/2033, Ser. 2018-1, Class Af	1,523,047
	CBAM, Ltd.
5,000,000	4.008%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,f	5,000,655
	CCG Receivables Trust
2,537,847	2.500%, 6/16/2025, Ser. 2018-1, Class A2[f]	2,533,095
	Cedar Funding VI CLO, Ltd.
6,000,000	3.682%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARb,f	5,984,634
	Chesapeake Funding II, LLC
688,848	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[f]	686,932
	Commonbond Student Loan Trust
215,115	3.200%, 6/25/2032, Ser. 2015-A, Class Af	215,303
1,120,418	2.550%, 5/25/2041, Ser. 2017-AGS, Class A1[f]	1,105,687
3,313,475	2.977%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,f]	3,274,435
	Conn Funding II, LP
917,481	3.250%, 1/15/2023, Ser. 2018-A, Class Af	919,028
	CoreVest American Finance Trust
2,457,898	3.804%, 6/15/2051, Ser. 2018-1, Class Af	2,503,677
	CPS Auto Receivables Trust
1,338,153	2.160%, 5/17/2021, Ser. 2018-A, Class Af	1,336,485
	Credit Acceptance Auto Loan Trust
2,800,000	3.470%, 5/17/2027, Ser. 2018-2A, Class Af	2,825,877
	Deephaven Residential Mortgage Trust
3,102,572	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,f]	3,137,414
	DRB Prime Student Loan Trust
898,088	4.377%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b,f]	912,145
	Earnest Student Loan Program, LLC
1,707,322	2.650%, 1/25/2041, Ser. 2017-A, Class A2[f]	1,690,398
	Edlinc Student Loan Funding Trust
390,450	5.580%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,f	391,712
	Fifth Third Auto Trust
1,189,464	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,182,571
	Finance of America Structured Securities Trust
2,384,113	3.375%, 9/25/2028, Ser. 2018-HB1, Class Ab,c,f	2,382,921
	FREED ABS Trust
3,000,000	3.420%, 6/18/2026, Ser. 2019-1, Class Ae,f	3,000,776
	Garrison BSL CLO, Ltd.
6,000,000	3.558%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[b,f]	5,920,590
	GM Financial Automobile Leasing Trust
6,500,000	3.080%, 12/20/2022, Ser. 2019-1, Class A4	6,543,405

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (22.0%) - continued
	GoldenTree Loan Opportunities, Ltd.
$3,000,000	3.882%, (LIBOR 3M + 1.300%), 10/29/2029, Ser. 2014-9A, Class AJR2[b,f]	$2,977,038
	Golub Capital Partners, Ltd.
6,000,000	3.742%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,f]	5,982,084
	GreatAmerica Leasing Receivables Funding, LLC
1,547,791	2.060%, 6/22/2020, Ser. 2017-1, Class A3[f]	1,544,400
	Home Partners of America Trust
2,661,807	3.291%, (LIBOR 1M + 0.817%), 7/17/2034, Ser. 2017-1, Class Ab,f	2,649,904
	Invitation Homes Trust
4,469,229	3.574%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Ab,f	4,482,794
	Lendmark Funding Trust
1,200,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Af	1,193,285
	Marlette Funding Trust
3,498,056	3.200%, 9/15/2028, Ser. 2018-3A, Class Af	3,499,236
4,142,590	3.440%, 4/16/2029, Ser. 2019-1A, Class Af	4,159,405
	Mercedes-Benz Auto Lease Trust
1,545,090	2.200%, 4/15/2020, Ser. 2018-A, Class A2	1,544,281
	National Collegiate Trust
1,739,596	2.772%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,f	1,702,713
	Nationstar HECM Loan Trust
871,911	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,c,f]	881,012
	Navient Student Loan Trust
2,700,000	3.077%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,f]	2,706,589
3,855,389	3.227%, (LIBOR 1M + 0.750%), 7/26/2066, Ser. 2017-1A, Class A2[b,f]	3,868,485
	NCUA Guaranteed Notes
769,952	2.822%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	770,026
	Neuberger Berman CLO, Ltd.
2,800,000	3.772%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,f	2,793,073
	NextGear Floorplan Master Owner Trust
3,000,000	2.574%, 10/17/2022, Ser. 2017-2A, Class A2[f]	2,987,147
	Northstar Education Finance, Inc.
951,193	3.177%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,f	950,047
	NRZ Excess Spread-Collateralized Notes Series
1,827,210	3.193%, 1/25/2023, Ser. 2018-PLS1, Class Af	1,820,093
	OZLM VIII, Ltd.
3,300,000	3.758%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,f	3,302,353
	PFS Financing Corporation
3,300,000	2.873%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Ab,f	3,299,202
	Pretium Mortgage Credit Partners, LLC
2,893,539	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[f,g]	2,919,456
2,521,182	4.125%, 8/25/2033, Ser. 2018-NPL3, Class A1[f,g]	2,536,740
	Progress Residential Trust
2,990,393	2.768%, 8/17/2034, Ser. 2017-SFR1, Class Af	2,961,343
3,000,000	3.422%, 8/17/2035, Ser. 2019-SFR1, Class Af	3,028,673
	Prosper Marketplace Issuance Trust
787,315	3.110%, 6/17/2024, Ser. 2018-1A, Class Af	787,466
3,101,265	3.350%, 10/15/2024, Ser. 2018-2A, Class Af	3,105,385
	Race Point IX CLO, Ltd.
1,325,000	3.807%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,f	1,325,166
	RCO Mortgage, LLC
4,919,339	4.458%, 10/25/2023, Ser. 2018-2, Class A1[f,g]	4,972,936
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[f]	3,438,491
	Securitized Term Auto Receivables Trust
1,587,992	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[f]	1,584,483
	SLM Student Loan Trust
3,432,154	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,358,974
744,113	2.997%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	744,885
	SoFi Consumer Loan Program Trust
1,414,584	2.930%, 4/26/2027, Ser. 2018-2, Class A1[f]	1,414,606
5,000,000	3.010%, 4/25/2028, Ser. 2019-2, Class Ae,f	4,999,370
	SoFi Consumer Loan Program, LLC
1,040,427	2.770%, 5/25/2026, Ser. 2017-3, Class Af	1,039,612
	SoFi Professional Loan Program, LLC
562,671	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	561,189
529,423	2.510%, 8/25/2033, Ser. 2015-C, Class A2[f]	521,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (22.0%) - continued
$462,880	3.327%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,f]	$464,437
486,528	1.550%, 3/26/2040, Ser. 2017-A, Class A2Af	484,956
	Sound Point CLO XX, Ltd.
3,000,000	3.686%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class Ab,f	2,955,189
	Springleaf Funding Trust
2,282,392	2.900%, 11/15/2029, Ser. 2016-AA, Class Af	2,280,601
	Synchrony Credit Card Master Note Trust
2,500,000	3.470%, 5/15/2026, Ser. 2018-2, Class A	2,572,037
	Upstart Securitization Trust
2,443,477	3.330%, 12/22/2025, Ser. 2018-2, Class Af	2,444,690
3,665,603	3.450%, 4/20/2026, Ser. 2019-1, Class Af	3,670,953
	Vericrest Opportunity Loan Transferee
2,266,771	4.213%, 8/25/2048, Ser. 2018-NPL5, Class A1Af,g	2,280,296
	Vericrest Opportunity Loan Trust
4,600,270	4.458%, 10/25/2048, Ser. 2018-NPL9, Class A1Af,g	4,632,864
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Af	4,475,900
	Volvo Financial Equipment Master Owner Trust
2,500,000	2.973%, (LIBOR 1M + 0.500%), 11/15/2022, Ser. 2017-A, Class Ab,f	2,506,453
	Wheels SPV 2, LLC
478,941	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[f]	476,564
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,891,806

	Total	207,236,535

Basic Materials (1.0%)
	ArcelorMittal
1,500,000	4.550%, 3/11/2026	1,554,373
	DowDuPont, Inc.
2,000,000	4.205%, 11/15/2023	2,096,928
	Georgia-Pacific, LLC
1,995,000	2.539%, 11/15/2019[f]	1,992,288
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[f]	1,483,827
	Kinross Gold Corporation
1,000,000	5.950%, 3/15/2024	1,076,260
	Syngenta Finance NV
1,000,000	4.892%, 4/24/2025[f]	1,029,931

	Total	9,233,607

Capital Goods (0.8%)
	Lockheed Martin Corporation
1,250,000	2.500%, 11/23/2020	1,246,846
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,979,859
	Roper Technologies, Inc.
500,000	2.800%, 12/15/2021	498,703
1,250,000	3.650%, 9/15/2023	1,279,113
	Siemens Financieringsmaatschappij NV
2,000,000	3.225%, (LIBOR 3M + 0.610%), 3/16/2022[b,f]	2,012,080

	Total	7,016,601

Collateralized Mortgage Obligations (11.3%)
	Angel Oak Mortgage Trust I, LLC
3,582,257	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,f]	3,579,330
3,869,511	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,f]	3,891,735
2,474,733	3.628%, 3/25/2049, Ser. 2019-2, Class A1[b,f]	2,488,777
	Antler Mortgage Trust
2,500,000	4.458%, 6/27/2022, Ser. 2019-RTL1, Class A1[f]	2,504,804
	Bayview Opportunity Master Fund IVa Trust
2,580,497	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ab,f	2,592,887
	Bear Stearns Adjustable Rate Mortgage Trust
169,768	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	172,447
	Bellemeade Re, Ltd.
3,239,492	3.427%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Ab,f	3,241,537
	BRAVO Residential Funding Trust
2,447,219	3.500%, 3/25/2058, Ser. 2019-1, Class A1Cf	2,453,958
	Cascade Funding Mortgage Trust
2,952,787	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,c,f	2,993,713
	Civic Mortgage, LLC
1,358,520	3.892%, 6/25/2022, Ser. 2018-1, Class A1[f]	1,355,703
4,108,413	4.349%, 11/25/2022, Ser. 2018-2, Class A1[f,g]	4,105,958
	COLT Funding, LLC
1,065,622	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,f]	1,069,226
	Countrywide Alternative Loan Trust
211,513	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	205,699
169,703	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	156,123
246,942	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	234,968
	Countrywide Home Loans, Inc.
356,041	3.820%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	310,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Collateralized Mortgage Obligations (11.3%) - continued
	Eagle Re, Ltd.
$3,500,000	3.734%, (LIBOR 1M + 1.250%), 4/25/2029, Ser. 2019-1, Class M1Ab,f	$3,502,400
	Ellington Financial Mortgage Trust
3,276,340	3.227%, (LIBOR 1M + 0.750%), 10/25/2058, Ser. 2018-1, Class AFLA[b,f]	3,281,808
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
336,067	2.250%, 6/25/2025, Ser. 2010-58, Class PT	334,299
	GMAC Mortgage Corporation Loan Trust
48,908	2.977%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,h]	54,730
176,381	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b]	185,076
	GS Mortgage-Backed Securities Trust
4,802,803	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Af	4,877,184
	GSAA Home Equity Trust
920,881	4.532%, 8/25/2034, Ser. 2004-10, Class M2[g]	932,161
	Homeward Opportunities Fund Trust
4,949,389	3.454%, 5/28/2024, Ser. 2019-1, Class A1[b,f]	4,961,228
3,079,376	3.766%, 6/25/2048, Ser. 2018-1, Class A1[b,f]	3,109,473
	J.P. Morgan Alternative Loan Trust
589,899	4.292%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	548,799
	J.P. Morgan Mortgage Trust
300,697	4.579%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	271,408
	Legacy Mortgage Asset Trust
3,874,634	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[f]	3,904,557
	Master Asset Securitization Trust
571,116	2.977%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	255,561
	Mortgage Equity Conversion Asset Trust
1,392,030	2.920%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class Ab,c,f	1,287,627
1,371,094	2.890%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class Ab,c,f	1,234,258
	New Residential Mortgage, LLC
3,463,320	3.790%, 7/25/2054, Ser. 2018-FNT2, Class Af	3,491,824
	Preston Ridge Partners Mortgage Trust, LLC
2,500,000	3.967%, 4/25/2024, Ser. 2019-2A, Class A1[c,f,g]	2,499,998
	Preston Ridge Partners Mortgage, LLC
1,214,574	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[f,g]	1,225,891
	Radnor RE, Ltd.
3,300,000	3.877%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,f]	3,309,064
2,000,000	3.727%, (LIBOR 1M + 1.250%), 2/25/2029, Ser. 2019-1, Class M1Ab,f	2,001,391
	RCO Mortgage, LLC
3,857,943	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,f]	3,888,095
	Renaissance Home Equity Loan Trust
686,352	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[g]	357,440
	Residential Accredit Loans, Inc. Trust
2,294,433	3.027%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,792,022
	Residential Asset Securitization Trust
295,104	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	204,527
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[f]	1,993,189
	Stanwich Mortgage Loan Trust
2,157,064	4.500%, 10/18/2023, Ser. 2018-NPB2, Class A1[f]	2,169,673
	Starwood Mortgage Residential Trust
3,719,238	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,f]	3,779,719
	Structured Asset Securities Corporation Trust
508,867	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	506,546
	Toorak Mortgage Corporation
3,000,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[f,g]	3,011,525
	Toorak Mortgage Corporation, Ltd.
2,500,000	4.375%, 8/25/2021, Ser. 2018-1, Class A1[f,g]	2,502,301
	Vericrest Opportunity Loan Transferee
2,592,640	4.115%, 9/25/2048, Ser. 2018-NPL6, Class A1Af,g	2,601,151
	Vericrest Opportunity Loan Trust
2,988,487	3.967%, 3/25/2049, Ser. 2019-NPL3, Class A1[f,g]	2,991,945
	Vericrest Opportunity Loan Trust LXV, LLC
1,545,375	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[f,g]	1,542,900
	Verus Securitization Trust
2,929,208	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,f]	2,957,053
	Wachovia Asset Securitization, Inc.
297,087	2.617%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,f,h	275,060
	Wachovia Mortgage Loan Trust, LLC
149,195	4.692%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	147,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Collateralized Mortgage Obligations (11.3%) - continued
	WaMu Mortgage Pass Through Certificates
$1,483,743	3.325%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	$1,397,223
1,041,534	3.185%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	988,247
	Wells Fargo Mortgage Backed Securities Trust
539,467	5.500%, 8/25/2035, Ser. 2005-6, Class A12	551,092
445,458	4.955%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	456,115

	Total	106,738,774

Commercial Mortgage-Backed Securities (1.4%)
	Cold Storage Trust
4,850,000	3.473%, (LIBOR 1M + 1.000%), 4/15/2036, Ser. 2017-ICE3, Class Ab,f	4,863,152
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
6,000,000	2.935%, (LIBOR 1M + 0.440%), 10/25/2025, Ser. KBF2, Class Ab,h	6,017,669
	Federal National Mortgage Association - ACES
2,445,897	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,479,196

	Total	13,360,017

Communications Services (2.0%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,823,673
1,500,000	3.375%, 5/15/2024	1,510,983
	AT&T, Inc.
2,000,000	3.200%, 3/1/2022	2,020,248
2,000,000	3.583%, (LIBOR 3M + 0.890%), 2/15/2023[b]	1,979,228
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	1,007,137
1,000,000	4.500%, 2/1/2024	1,042,348
	Comcast Corporation
1,750,000	3.227%, (LIBOR 3M + 0.630%), 4/15/2024[b]	1,754,772
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[f]	1,485,174
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	251,934
1,000,000	2.250%, 9/1/2021	986,880
1,000,000	3.200%, 9/1/2024	995,959
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,986,880
	Fox Corporation
1,000,000	3.666%, 1/25/2022[f]	1,020,703
	Omnicom Group, Inc.
1,250,000	3.625%, 5/1/2022	1,275,137

	Total	19,141,056

Consumer Cyclical (1.5%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	494,577
	BMW U.S. Capital, LLC
2,000,000	3.150%, 4/18/2024[f]	2,005,924
	Daimler Finance North America, LLC
2,000,000	3.263%, (LIBOR 3M + 0.530%), 5/5/2020[b,f]	2,001,577
1,000,000	3.578%, (LIBOR 3M + 0.840%), 5/4/2023[b,f]	1,000,218
	Ford Motor Credit Company, LLC
1,000,000	3.919%, (LIBOR 3M + 1.235%), 2/15/2023[b]	971,096
	Home Depot, Inc.
1,600,000	4.400%, 4/1/2021	1,649,154
	Hyundai Capital Services, Inc.
2,000,000	3.000%, 3/6/2022[f]	1,982,494
1,500,000	3.000%, 8/29/2022[f]	1,483,578
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	224,702
	Volkswagen Group of America Finance, LLC
2,000,000	4.250%, 11/13/2023[f]	2,067,706

	Total	13,881,026

Consumer Non-Cyclical (4.2%)
	Actavis Funding SCS
2,000,000	3.850%, 6/15/2024	2,033,289
	Altria Group, Inc.
1,000,000	3.490%, 2/14/2022	1,013,373
1,000,000	3.800%, 2/14/2024	1,019,144
	Anheuser-Busch InBev Finance, Inc.
1,200,000	3.300%, 2/1/2023	1,215,728
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[f]	996,742
2,000,000	3.621%, (LIBOR 3M + 1.010%), 12/15/2023[b,f]	1,971,613
	Becton, Dickinson and Company
750,000	3.476%, (LIBOR 3M + 0.875%), 12/29/2020[b]	750,141
1,950,000	3.125%, 11/8/2021	1,958,596
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[f]	1,013,275
	Celgene Corporation
2,000,000	3.625%, 5/15/2024	2,032,927
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,151,783
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[f]	1,975,860
	Conagra Brands, Inc.
1,750,000	4.300%, 5/1/2024	1,820,359
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	993,627
1,500,000	3.200%, 2/15/2023	1,507,937
	CVS Caremark Corporation
1,050,000	4.000%, 12/5/2023	1,075,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Consumer Non-Cyclical (4.2%) - continued
	CVS Health Corporation
$1,750,000	3.700%, 3/9/2023	$1,773,698
1,000,000	4.100%, 3/25/2025	1,017,443
	General Mills, Inc.
1,500,000	3.598%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,512,462
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[f]	1,520,634
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,387,245
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	1,003,581
	Mylan, Inc.
1,035,000	3.125%, 1/15/2023[f]	1,015,508
	Pernod Ricard SA
1,915,000	4.250%, 7/15/2022[f]	1,986,308
	Smithfield Foods, Inc.
2,000,000	2.650%, 10/3/2021[f]	1,938,763
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	6.000%, 4/15/2024	1,017,500
	UnitedHealth Group, Inc.
1,000,000	3.500%, 2/15/2024	1,028,418
	Zimmer Biomet Holdings, Inc.
1,500,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,495,240

	Total	39,226,415

Energy (3.0%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	505,583
	BP Capital Markets America, Inc.
1,500,000	3.275%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,501,867
1,000,000	3.790%, 2/6/2024	1,037,456
	BP Capital Markets plc
1,400,000	1.676%, 5/3/2019	1,399,962
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,249,775
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,018,212
	Energy Transfer Operating, LP
1,675,000	4.200%, 9/15/2023	1,724,583
	EOG Resources, Inc.
975,000	2.625%, 3/15/2023	969,094
	EQM Midstream Partners LP
1,500,000	4.750%, 7/15/2023	1,529,835
	EQT Corporation
2,000,000	3.000%, 10/1/2022	1,965,608
	Exxon Mobil Corporation
1,465,000	2.978%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,475,694
	Hess Corporation
2,000,000	3.500%, 7/15/2024	1,979,182
	Marathon Oil Corporation
2,000,000	2.800%, 11/1/2022	1,980,898
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,335,679
	Newfield Exploration Company
1,000,000	5.750%, 1/30/2022	1,065,947
	Petroleos Mexicanos
1,020,000	2.378%, 4/15/2025	1,013,528
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	2,025,560
	Schlumberger Holdings Corporation
1,500,000	3.750%, 5/1/2024[f]	1,532,414
	Sinopec Group Overseas Development, Ltd.
1,175,000	1.750%, 9/29/2019[f]	1,169,477
	Transcontinental Gas Pipe Line Company, LLC
650,000	7.850%, 2/1/2026	815,135
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,345,120

	Total	28,640,609

Financials (12.3%)
	ABN AMRO Bank NV
1,600,000	2.450%, 6/4/2020[f]	1,594,360
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	988,397
	American Express Credit Corporation
650,000	3.643%, (LIBOR 3M + 1.050%), 9/14/2020[b]	657,182
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,157,882
	Ares Capital Corporation
1,250,000	3.875%, 1/15/2020	1,255,802
	Athene Global Funding
2,000,000	3.826%, (LIBOR 3M + 1.230%), 7/1/2022[b,f]	2,010,782
	Banco Santander SA
800,000	3.724%, (LIBOR 3M + 1.120%), 4/12/2023[b]	797,699
	Bank of America Corporation
1,500,000	2.816%, 7/21/2023[b]	1,489,477
1,000,000	3.458%, 3/15/2025[b]	1,010,079
900,000	6.100%, 3/17/2025[b,i]	965,250
	Bank of Montreal
1,500,000	3.300%, 2/5/2024	1,517,801
	Bank of New York Mellon Corporation
500,000	4.500%, 6/20/2023[b,i]	481,250
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,249,999
2,000,000	3.684%, 1/10/2023	2,000,838
2,000,000	4.063%, (LIBOR 3M + 1.380%), 5/16/2024[b]	1,982,740
	BPCE SA
1,000,000	3.883%, (LIBOR 3M + 1.220%), 5/22/2022[b,f]	1,007,523
	Capital One Financial Corporation
2,000,000	3.458%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,009,962
1,500,000	3.900%, 1/29/2024	1,540,666
	Capital One NA
2,000,000	3.558%, (LIBOR 3M + 0.820%), 8/8/2022[b]	2,000,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (12.3%) - continued
	Citigroup, Inc.
$1,500,000	3.540%, (LIBOR 3M + 0.960%), 4/25/2022[b]	$1,516,290
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,076,925
1,250,000	5.750%, 8/15/2021	1,330,535
	Comerica, Inc.
750,000	3.700%, 7/31/2023	772,948
	Compass Bank
1,500,000	2.875%, 6/29/2022	1,493,554
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,f,i]	1,518,150
1,400,000	2.500%, 1/19/2021	1,394,766
	Credit Agricole SA
950,000	8.125%, 12/23/2025[b,f,i]	1,081,680
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[f]	1,627,374
810,000	7.500%, 12/11/2023[b,f,i]	867,713
	Danske Bank AS
1,500,000	5.375%, 1/12/2024[f]	1,573,053
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,699,891
	Fifth Third Bancorp
1,100,000	2.875%, 10/1/2021	1,104,092
	GATX Corporation
1,500,000	4.350%, 2/15/2024	1,557,603
	Goldman Sachs Capital II
70,000	4.000%, (LIBOR 3M + 0.768%), 6/3/2019[b,i]	56,175
	Goldman Sachs Group, Inc.
1,755,000	3.752%, (LIBOR 3M + 1.160%), 4/23/2020[b]	1,769,182
	HSBC Bank Canada
1,000,000	3.300%, 11/28/2021[f]	1,014,636
	HSBC Holdings plc
1,175,000	4.098%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,200,306
2,000,000	3.262%, 3/13/2023[b]	2,011,530
1,500,000	6.250%, 3/23/2023[b,i]	1,533,750
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,459,163
	ING Groep NV
1,350,000	6.000%, 4/16/2020[b,i]	1,360,260
2,400,000	3.751%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,431,746
250,000	4.625%, 1/6/2026[f]	264,052
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,551,535
	J.P. Morgan Chase & Company
1,400,000	2.250%, 1/23/2020	1,395,749
1,250,000	5.300%, 5/1/2020[b,i]	1,272,125
1,250,000	3.875%, 9/10/2024	1,287,695
1,500,000	3.434%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,490,508
	JPMorgan Chase Bank NA
1,150,000	3.192%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,151,846
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	712,925
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,045,952
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,964,486
350,000	4.582%, 12/10/2025	357,537
	Macquarie Group, Ltd.
1,500,000	3.649%, (LIBOR 3M + 1.020%), 11/28/2023[b,f]	1,491,885
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	3.668%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,190,343
1,600,000	3.583%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,614,382
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[f]	702,328
	Mizuho Financial Group, Inc.
1,175,000	3.748%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,189,182
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,i]	1,001,250
900,000	5.550%, 7/15/2020[b,i]	919,800
1,000,000	3.247%, (LIBOR 3M + 0.550%), 2/10/2021[b]	1,001,330
1,425,000	5.000%, 11/24/2025	1,536,879
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,f]	2,011,051
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[f]	1,146,113
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,148,794
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	2,031,337
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	1,007,029
	Reinsurance Group of America, Inc.
2,000,000	4.700%, 9/15/2023	2,127,171
	Royal Bank of Scotland Group plc
2,000,000	3.498%, 5/15/2023[b]	1,998,781
2,000,000	4.154%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,005,890
	Santander Holdings USA, Inc.
1,000,000	3.400%, 1/18/2023	1,000,681
	Santander UK Group Holdings plc
750,000	3.125%, 1/8/2021	749,766
	Santander UK plc
500,000	5.000%, 11/7/2023[f]	519,375
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,350,074
1,400,000	2.500%, 7/15/2021	1,395,750
	Stadshypotek AB
2,000,000	2.500%, 4/5/2022[f]	1,996,739
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[f]	1,003,052
	State Street Corporation
2,062,000	3.583%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,080,961
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	727,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (12.3%) - continued
	Svenska Handelsbanken AB
$500,000	3.105%, (LIBOR 3M + 0.490%), 6/17/2019[b]	$500,280
	Synchrony Financial
1,175,000	3.968%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,179,644
1,230,000	4.250%, 8/15/2024	1,245,889
	USB Realty Corporation
1,200,000	3.744%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,i]	1,035,192
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	2,004,615
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053[b]	501,250
	Wells Fargo & Company
1,000,000	6.381%, (LIBOR 3M + 3.770%), 6/15/2019[b,i]	1,005,000
750,000	3.450%, 2/13/2023	758,259
1,500,000	3.750%, 1/24/2024	1,545,161

	Total	115,386,347

Foreign Government (0.4%)
	Kommunalbanken AS
2,540,000	1.500%, 10/22/2019[f]	2,527,475
	Province of Ontario Canada
750,000	3.400%, 10/17/2023	776,942

	Total	3,304,417

Mortgage-Backed Securities (4.1%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
432,062	4.439%, (LIBOR 12M + 1.510%), 1/1/2043[b]	445,246
385,584	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[b]	395,979
20,500,000	4.000%, 5/1/2049[e]	21,036,340
4,600,000	5.000%, 5/1/2049[e]	4,847,699
11,650,000	4.500%, 6/1/2049[e]	12,114,053

	Total	38,839,317

Technology (1.4%)
	Apple, Inc.
2,450,000	3.034%, (LIBOR 3M + 0.300%), 5/6/2019[b]	2,450,149
1,900,000	2.988%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,904,787
	Dell International, LLC/ EMC Corporation
1,500,000	4.000%, 7/15/2024[f]	1,516,589
	Hewlett Packard Enterprise Company
1,750,000	3.500%, 10/5/2021	1,771,535
	Marvell Technology Group, Ltd.
1,000,000	4.200%, 6/22/2023	1,018,761
	Microsoft Corporation
2,000,000	1.850%, 2/6/2020	1,989,788
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	991,539
	VMware, Inc.
1,500,000	2.950%, 8/21/2022	1,492,063

	Total	13,135,211

Transportation (2.0%)
	Air Canada Pass Through Trust
887,346	3.875%, 3/15/2023[f]	884,507
	Air Lease Corporation
1,750,000	3.500%, 1/15/2022	1,768,011
1,500,000	4.250%, 2/1/2024	1,540,420
	Aircastle, Ltd.
1,500,000	4.400%, 9/25/2023	1,524,079
	American Airlines Pass Through Trust
765,916	4.950%, 1/15/2023	793,872
612,635	3.700%, 5/1/2023	606,080
	Avolon Holdings Funding, Ltd.
1,500,000	3.950%, 7/1/2024[f]	1,490,805
	British Airways plc
1,148,195	4.625%, 6/20/2024[f]	1,198,141
	Continental Airlines, Inc.
1,656,016	4.150%, 4/11/2024	1,700,066
	Delta Air Lines, Inc.
318,285	4.750%, 5/7/2020	322,986
33,929	4.950%, 11/23/2020	33,966
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[f]	1,385,195
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,212,859
	Penske Truck Leasing Company, LP
750,000	3.650%, 7/29/2021[f]	759,885
1,000,000	3.950%, 3/10/2025[f]	1,015,292
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	1,010,497
	TTX Company
650,000	4.125%, 10/1/2023[f]	661,576
	US Airways Pass Through Trust
718,348	3.950%, 11/15/2025	731,776

	Total	18,640,013

U.S. Government & Agencies (26.3%)
	Federal Home Loan Bank
8,000,000	2.500%, 2/13/2024	8,057,420
	Federal National Mortgage Association
7,000,000	2.875%, 9/12/2023	7,160,029
	U.S. Treasury Bonds
1,275,000	2.250%, 11/15/2027	1,253,484
6,750,000	5.500%, 8/15/2028	8,425,899
9,250,000	2.625%, 2/15/2029	9,345,391
690,000	3.000%, 5/15/2042	704,474
1,730,000	2.500%, 5/15/2046	1,590,924
	U.S. Treasury Bonds, TIPS
3,011,140	0.125%, 1/15/2023	2,981,155
	U.S. Treasury Notes
1,125,000	1.500%, 10/31/2019	1,119,858
59,000,000	1.750%, 11/30/2019	58,755,704
6,500,000	1.875%, 12/15/2020	6,455,820
14,000,000	2.500%, 2/28/2021	14,053,047
1,450,000	1.375%, 5/31/2021	1,423,662
1,250,000	2.625%, 6/15/2021	1,259,473

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
U.S. Government & Agencies (26.3%) - continued
$2,800,000	1.125%, 8/31/2021	$2,728,469
45,500,000	2.500%, 1/15/2022	45,795,039
18,845,000	2.000%, 11/30/2022	18,681,578
5,250,000	2.750%, 7/31/2023	5,351,514
20,750,000	2.500%, 1/31/2024	20,946,152
2,750,000	2.125%, 7/31/2024	2,726,260
2,000,000	2.875%, 7/31/2025	2,058,984
21,000,000	2.625%, 1/31/2026	21,296,953
	U.S. Treasury Notes, TIPS
5,865,090	0.125%, 4/15/2021	5,819,397

	Total	247,990,686

Utilities (2.6%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,096,568
	American Electric Power Company, Inc.
1,000,000	3.650%, 12/1/2021	1,020,970
	CenterPoint Energy, Inc.
1,750,000	3.850%, 2/1/2024	1,794,265
	DTE Energy Company
1,500,000	3.700%, 8/1/2023	1,541,387
	Duke Energy Carolinas, LLC
500,000	3.950%, 11/15/2028	530,614
	Edison International
1,000,000	2.950%, 3/15/2023	953,559
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[f]	1,947,036
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,350,350
1,250,000	3.497%, 6/1/2022	1,267,944
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,125,397
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022	1,485,780
	Jersey Central Power & Light Company
1,175,000	4.300%, 1/15/2026[f]	1,222,075
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043[b]	833,000
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	990,299
	NiSource, Inc.
1,250,000	5.650%, 6/15/2023[b,i]	1,254,650
	PPL Capital Funding, Inc.
1,420,000	3.500%, 12/1/2022	1,437,401
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,068,090
	Sempra Energy
1,250,000	2.400%, 3/15/2020	1,245,981
	Southern Company
1,500,000	2.950%, 7/1/2023	1,498,201

	Total	24,663,567

	Total Long-Term Fixed Income (cost $902,729,169)	906,434,198

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
54,000	Citigroup Capital XIII, 8.953%[b]	1,461,780

	Total	1,461,780

	Total Preferred Stock (cost $1,490,400)	1,461,780

Shares	Common Stock (<0.1%)	Value
Energy (<0.1%)
29,198	Pacific Drilling SAj	433,590

	Total	433,590

	Total Common Stock (cost $594,595)	433,590

Shares or Principal Amount	Short-Term Investments (7.4%)	Value
	Federal Home Loan Bank Discount Notes
600,000	2.390%, 5/15/2019[k,l]	599,438
500,000	2.385%, 6/19/2019[k,l]	498,360
	Thrivent Core Short-Term Reserve Fund
6,831,369	2.690%	68,313,692

	Total Short-Term Investments (cost $69,411,511)	69,411,490

	Total Investments (cost $978,013,233) 104.2%	$981,470,587

	Other Assets and Liabilities, Net (4.2%)	(40,010,552)

	Total Net Assets 100.0%	$941,460,035

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $358,495,706 or 38.1% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
h	All or a portion of the security is insured or guaranteed.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
HECM	-	Home Equity Conversion Mortgage
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$420,707	5.233%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$419,656
	Ball Metalpack Finco, LLC, Term Loan
163,762	6.983%, (LIBOR 1M + 4.500%), 7/31/2025[b]	163,558
	Big River Steel, LLC, Term Loan
265,950	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	267,612
	Chemours Company, Term Loan
495,000	4.240%, (LIBOR 1M + 1.750%), 4/3/2025[b]	492,525
	Contura Energy, Inc., Term Loan
735,688	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	734,768
	Hexion International Holdings BV, Term Loan
80,000	5.600%, (LIBOR 3M + 3.000%), 10/12/2020[b]	80,100
	Momentive Performance Materials USA, LLC, Term Loan
225,000	Zero Coupon, (LIBOR 3M + 3.250%), 4/18/2024[b,c,d,e]	225,281
	MRC Global (US), Inc., Term Loan
368,766	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	369,459
	Peabody Energy Corporation, Term Loan
282,150	5.233%, (LIBOR 1M + 2.750%), 3/31/2025[b]	280,739
	Pixelle Specialty Solutions, LLC, Term Loan
399,000	8.483%, (LIBOR 1M + 6.000%), 10/31/2024[b]	389,025
	Starfruit US Holdco, LLC, Term Loan
175,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	174,235

	Total	3,596,958

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
226,883	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	227,241
	Flex Acquisition Company, Inc. Term Loan
1,171,150	5.876%, (LIBOR 3M + 3.250%), 6/22/2025[b]	1,151,147
	GFL Environmental, Inc., Term Loan
437,440	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	433,407
	Navistar, Inc., Term Loan
464,125	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	463,893
	Sotera Health Holdings, LLC, Term Loan
275,951	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	273,536
	Vertiv Group Corporation, Term Loan
705,713	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	673,956

	Total	3,223,180

Communications Services (0.3%)
	Altice France SA, Term Loan
191,100	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	184,293
	CenturyLink, Inc., Term Loan
1,232,018	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,223,468
	Charter Communications Operating, LLC, Term Loan
493,750	4.490%, (LIBOR 1M + 2.000%), 4/30/2025[b]	494,624
	CommScope Inc., Term Loan
200,000	0.000%, (LIBOR 1M + 3.250%), 4/4/2026[b,d,e]	201,562
	CSC Holdings, LLC, Term Loan
360,000	5.473%, (LIBOR 1M + 3.000%), 4/15/2027[b]	360,806
	Frontier Communications Corporation, Term Loan
719,557	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	701,568
	HCP Acquisition, LLC, Term Loan
364,315	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	362,570
	Intelsat Jackson Holdings SA, Term Loan
400,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	399,300
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,120,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	1,117,200
98,548	9.223%, (LIBOR 1M + 6.750%), 7/7/2023[b,c]	96,577
	Mediacom Illinois, LLC, Term Loan
207,900	4.180%, (LIBOR 1W + 1.750%), 2/15/2024[b]	206,705
	NEP Group, Inc., Term Loan
314,212	5.733%, (LIBOR 1M + 3.250%), 10/20/2025[b]	314,703
40,000	9.483%, (LIBOR 1M + 7.000%), 10/19/2026[b]	39,600
	SBA Senior Finance II, LLC, Term Loan
302,712	4.490%, (LIBOR 1M + 2.000%), 4/11/2025[b]	300,693
	Sprint Communications, Inc., Term Loan
857,500	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	831,989
	Syniverse Holdings, Inc., Term Loan
118,800	7.473%, (LIBOR 1M + 5.000%), 3/9/2023[b]	112,919
	TNS, Inc., Term Loan
557,440	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	552,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.8%)[a]	Value
Communications Services (0.3%) - continued
	Univision Communications, Inc., Term Loan
$363,763	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	$349,667
	WideOpenWest Finance, LLC, Term Loan
357,555	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	350,786
	Windstream Services, LLC, Term Loan
50,000	0.000%, (LIBOR 3M + 4.500%), 2/26/2021[b,d,e]	50,000
342,487	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	348,480

	Total	8,600,073

Consumer Cyclical (0.3%)
	Cengage Learning, Inc., Term Loan
695,672	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	669,585
	Four Seasons Hotels, Ltd., Term Loan
345,581	4.483%, (LIBOR 1M + 2.000%), 11/30/2023[b]	345,456
	Golden Entertainment, Inc., Term Loan
651,375	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	651,375
	Golden Nugget, LLC, Term Loan
500,225	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	500,450
	KAR Auction Services, Inc., Term Loan
211,218	5.125%, (LIBOR 3M + 2.500%), 3/9/2023[b]	210,954
	Mohegan Gaming and Entertainment, Term Loan
495,380	6.483%, (LIBOR 1M + 4.000%), 10/13/2023[b]	473,529
	Penn National Gaming, Inc., Term Loan
249,375	4.733%, (LIBOR 1M + 2.250%), 10/15/2025[b]	249,415
	Scientific Games International, Inc., Term Loan
1,224,820	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,221,072
	Staples, Inc., Term Loan
165,000	7.101%, (LIBOR 3M + 4.500%), 4/9/2024[b]	162,112
495,000	7.601%, (LIBOR 3M + 5.000%), 4/9/2026[b]	488,565
	Stars Group Holdings BV, Term Loan
781,268	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	784,494
	Tenneco, Inc., Term Loan
513,712	5.233%, (LIBOR 1M + 2.750%), 10/1/2025[b]	500,228
	Wyndham Hotels & Resorts, Inc., Term Loan
243,775	4.233%, (LIBOR 1M + 1.750%), 5/30/2025[b]	243,431

	Total	6,500,666

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
1,255,614	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,223,332
103,687	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	101,809
	Albertson’s, LLC, Term Loan
346,978	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[b]	347,255
442,215	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	442,445
249,375	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	249,532
	Amneal Pharmaceuticals, LLC, Term Loan
391,946	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	392,534
	Bausch Health Companies, Inc., Term Loan
758,500	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	761,504
	Endo International plc, Term Loan
959,966	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	947,967
	Energizer Holdings, Inc., Term Loan
508,725	4.750%, (LIBOR 1M + 2.250%), 1/2/2026[b]	508,725
	JBS USA LUX SA, Term Loan
751,202	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	751,127
410,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	410,512
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,028,481	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	979,628
	Ortho-Clinical Diagnostics SA, Term Loan
1,008,519	5.733%, (LIBOR 1M + 3.250%), 6/1/2025[b]	988,772
	Plantronics, Inc., Term Loan
946,641	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	942,305
	Revlon Consumer Products Corporation, Term Loan
333,166	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	258,204

	Total	9,305,651

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
300,000	7.365%, (LIBOR 3M + 4.750%), 12/19/2025[b]	290,157
	Calpine Corporation, Term Loan
359,399	5.110%, (LIBOR 3M + 2.500%), 1/15/2024[b]	359,690
	CONSOL Energy, Inc., Term Loan
290,000	0.000%, (LIBOR 3M + 2.500%), 9/28/2024[b,d,e]	288,187
	Consolidated Energy Finance SA, Term Loan
203,462	4.973%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	200,411

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.8%)[a]	Value
Energy (0.2%) - continued
	Fieldwood Energy, LLC, Term Loan
$290,000	7.733%, (LIBOR 1M + 5.250%), 4/11/2022[b]	$278,884
	HFOTCO, LLC, Term Loan
769,188	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	767,265
	McDermott Technology (Americas), Inc., Term Loan
579,150	7.483%, (LIBOR 1M + 5.000%), 5/10/2025[b]	572,936
	Radiate Holdco, LLC, Term Loan
967,657	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	964,203

	Total	3,721,733

Financials (0.2%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
448,658	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[b]	448,393
	Digicel International Finance, Ltd., Term Loan
741,524	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[b]	662,737
	DTZ U.S. Borrower, LLC, Term Loan
497,500	5.733%, (LIBOR 1M + 3.250%), 8/21/2025[b]	497,500
	Genworth Holdings, Inc., Term Loan
103,950	6.987%, (LIBOR 1M + 4.500%), 3/7/2023[b]	104,730
	GGP Nimbus, LLC, Term Loan
567,150	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	554,531
	Grizzly Finco, Term Loan
199,000	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	199,635
	Harland Clarke Holdings Corporation, Term Loan
594,718	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	520,996
	MoneyGram International, Inc., Term Loan
451,619	5.733%, (LIBOR 1M + 3.250%), 3/27/2020[b]	429,684
	Sable International Finance, Ltd., Term Loan
879,040	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	882,231
	Trans Union, LLC, Term Loan
362,229	4.483%, (LIBOR 1M + 2.000%), 4/9/2023[b]	362,229
	Tronox Finance, LLC, Term Loan
570,705	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	571,778

	Total	5,234,444

Technology (0.1%)
	Micron Technology, Inc., Term Loan
480,063	4.240%, (LIBOR 1M + 1.750%), 4/26/2022[b]	480,423
	Rackspace Hosting, Inc., Term Loan
1,008,438	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	953,075
	SS&C Technologies Holdings Europe SARL, Term Loan
129,751	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	129,768
	SS&C Technologies, Inc., Term Loan
149,238	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	149,220
181,513	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	181,537
	Worldpay, LLC, Term Loan
960,300	4.208%, (LIBOR 1M + 1.750%), 8/20/2024[b]	960,185

	Total	2,854,208

Utilities (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
702,487	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	681,413
	Core and Main, LP, Term Loan
311,062	5.626%, (LIBOR 3M + 3.000%), 8/1/2024[b]	311,258
	EnergySolutions, LLC, Term Loan
243,163	6.351%, (LIBOR 3M + 3.750%), 5/11/2025[b]	228,573
	Talen Energy Supply, LLC, Term Loan
230,141	6.490%, (LIBOR 1M + 4.000%), 7/6/2023[b]	230,171
	TerraForm Power Operating, LLC, Term Loan
173,246	4.483%, (LIBOR 1M + 2.000%), 11/8/2022[b,c]	172,596

	Total	1,624,011

	Total Bank Loans (cost $45,162,157)	44,660,924

Shares	Registered Investment Companies (43.1%)	Value
Affiliated (42.4%)
5,143,963	Thrivent Core Emerging Markets Debt Fund	48,661,890
2,280,830	Thrivent Core International Equity Fund	21,827,540
6,582,328	Thrivent Core Low Volatility Equity Fund	75,301,837
2,008,138	Thrivent Global Stock Fund, Class S	52,914,445
8,114,912	Thrivent High Yield Fund, Class S	38,545,833
12,723,481	Thrivent Income Fund, Class S	115,656,446
12,859,684	Thrivent International Allocation Fund, Class S	129,625,611
13,788,861	Thrivent Large Cap Growth Fund, Class S	174,153,318
8,764,026	Thrivent Large Cap Value Fund, Class S	196,314,185
5,253,012	Thrivent Limited Maturity Bond Fund, Class S	65,242,409
4,135,053	Thrivent Mid Cap Stock Fund, Class S	112,762,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (43.1%)	Value
Affiliated (42.4%) - continued
1,180,583	Thrivent Small Cap Stock Fund, Class S	$29,160,412

	Total	1,060,166,810

Unaffiliated (0.7%)
30,500	Invesco Senior Loan ETF	700,585
8,413	iShares Russell 2000 Growth Index Fund[g]	1,703,380
1,842	iShares Russell 2000 Index Fund	291,570
1,368	iShares Russell 2000 Value Index Fund	170,084
4,048	Materials Select Sector SPDR Fund[g]	232,558
4,852	ProShares Ultra S&P 500[g]	615,670
34,568	SPDR S&P 500 ETF Trust	10,163,683
16,817	SPDR S&P Biotech ETF[g]	1,432,808
2,560	SPDR S&P Retail ETF	116,941
34,610	Vanguard Real Estate ETF	3,003,110

	Total	18,430,389

	Total Registered Investment Companies (cost $829,901,276)	1,078,597,199

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Asset-Backed Securities (0.9%)
	Access Group, Inc.
$73,883	2.977%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,h	72,914
	Ares CLO, Ltd.
1,000,000	3.988%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,h]	980,803
	Benefit Street Partners CLO IV, Ltd.
1,300,000	3.842%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,h	1,299,990
800,000	4.342%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,h	799,992
	Betony CLO, Ltd.
940,000	3.663%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,h]	930,586
	Buttermilk Park CLO, Ltd.
1,750,000	3.997%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,h]	1,735,155
	Carlyle Global Market Strategies CLO, Ltd.
1,150,000	4.047%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,h	1,135,450
	Commonbond Student Loan Trust
187,555	2.977%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	185,345
	Deephaven Residential Mortgage Trust
1,108,061	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,h]	1,120,505
	Dryden Senior Loan Fund
950,000	4.001%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,h]	935,406
	Earnest Student Loan Program, LLC
324,373	3.020%, 5/25/2034, Ser. 2016-B, Class A2[h]	323,206
	Edlinc Student Loan Funding Trust
12,829	5.580%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,h	12,871
	Galaxy XX CLO, Ltd.
650,000	3.592%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,h	642,240
	Golub Capital Partners, Ltd.
890,000	3.742%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,h]	887,342
769,000	3.792%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,h	763,891
	Harley Marine Financing, LLC
2,261,062	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[h]	1,904,945
	Madison Park Funding XIV, Ltd.
500,000	3.992%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,h	495,137
	Magnetite XII, Ltd.
650,000	3.697%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,h]	646,180
	Morgan Stanley Capital I, Inc.
700,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	764,753
	Mountain View CLO, Ltd.
475,000	3.717%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,h	468,666
	National Collegiate Trust
579,865	2.772%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,h	567,571
	Neuberger Berman CLO XIV, Ltd.
850,000	3.832%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,h	848,990
	Neuberger Berman CLO, Ltd.
180,000	3.772%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,h	179,555
	Octagon Investment Partners XVI, Ltd.
200,000	3.988%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,h	196,323
	OZLM VIII, Ltd.
210,000	3.758%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,h	210,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Asset-Backed Securities (0.9%) - continued
	Palmer Square Loan Funding, Ltd.
$550,000	4.349%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,h]	$549,988
	Race Point IX CLO, Ltd.
600,000	3.807%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,h	600,075
	SBA Small Business Investment Companies
1,617,077	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	1,663,023
	Shackleton CLO, Ltd.
450,000	3.767%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,h]	445,282
	SLM Student Loan Trust
177,171	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	173,393
	SoFi Professional Loan Program, LLC
125,861	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	125,529
	Symphony CLO XV, Ltd.
520,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,h]	519,935
	TCW GEM II, Ltd.
900,000	4.429%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,h	899,912

	Total	23,085,103

Basic Materials (0.4%)
	Anglo American Capital plc
550,000	4.875%, 5/14/2025[h]	579,848
	ArcelorMittal SA
349,000	6.125%, 6/1/2025	390,443
	Braskem Netherlands Finance BV
804,000	4.500%, 1/10/2028[h]	787,920
	CF Industries, Inc.
500,000	3.450%, 6/1/2023[g]	489,375
	Dow Chemical Company
325,000	4.800%, 11/30/2028[h]	351,574
	DowDuPont, Inc.
600,000	4.493%, 11/15/2025	643,758
	Element Solutions, Inc.
350,000	5.875%, 12/1/2025[h]	358,313
	First Quantum Minerals, Ltd.
560,000	7.500%, 4/1/2025[h]	541,100
	Glencore Funding, LLC
152,000	4.125%, 5/30/2023[h]	155,266
200,000	4.000%, 3/27/2027[h]	196,207
	International Paper Company
390,000	4.350%, 8/15/2048	359,329
	Kinross Gold Corporation
304,000	5.950%, 3/15/2024	327,183
460,000	4.500%, 7/15/2027	444,369
	Novelis Corporation
575,000	5.875%, 9/30/2026[h]	584,344
	Olin Corporation
560,000	5.125%, 9/15/2027[g]	567,700
	Peabody Securities Finance Corporation
465,000	6.375%, 3/31/2025[h]	461,512
	Sherwin-Williams Company
153,000	3.125%, 6/1/2024	152,610
	Syngenta Finance NV
475,000	3.933%, 4/23/2021[h]	479,181
	Teck Resources, Ltd.
581,000	6.125%, 10/1/2035	632,744
	Vale Overseas, Ltd.
85,000	4.375%, 1/11/2022	86,781
225,000	6.250%, 8/10/2026	245,700
132,000	6.875%, 11/21/2036	152,997
230,000	6.875%, 11/10/2039[g]	267,088
	Westlake Chemical Corporation
304,000	3.600%, 8/15/2026	298,312
	WestRock Company
245,000	3.750%, 3/15/2025	247,922
	Weyerhaeuser Company
600,000	4.000%, 11/15/2029	615,552

	Total	10,417,128

Capital Goods (0.6%)
	AECOM
540,000	5.875%, 10/15/2024	572,400
	Ardagh Packaging Finance plc
480,000	6.000%, 2/15/2025[h]	483,600
	Boeing Company
700,000	3.600%, 5/1/2034	697,830
375,000	3.850%, 11/1/2048	365,619
	Bombardier, Inc.
540,000	7.500%, 3/15/2025[h]	541,350
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[h]	480,222
	Cemex SAB de CV
510,000	6.125%, 5/5/2025[h]	531,930
	Cintas Corporation No. 2
230,000	3.700%, 4/1/2027	235,758
	CNH Industrial Capital, LLC
336,000	4.875%, 4/1/2021	346,214
	CNH Industrial NV
420,000	3.850%, 11/15/2027	401,557
	Covanta Holding Corporation
500,000	6.000%, 1/1/2027	508,750
	Crown Cork & Seal Company, Inc.
450,000	7.375%, 12/15/2026	504,000
	H&E Equipment Services, Inc.
345,000	5.625%, 9/1/2025	350,175
	Huntington Ingalls Industries, Inc.
510,000	3.483%, 12/1/2027	498,683
	Ingersoll-Rand Luxembourg Finance SA
625,000	3.500%, 3/21/2026	628,553
	L3 Technologies, Inc.
507,000	3.950%, 5/28/2024	519,306
	Lockheed Martin Corporation
312,000	3.600%, 3/1/2035	308,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Capital Goods (0.6%) - continued
$304,000	4.500%, 5/15/2036	$329,882
78,000	6.150%, 9/1/2036	98,317
	Northrop Grumman Corporation
550,000	3.850%, 4/15/2045	526,769
	Owens-Brockway Glass Container, Inc.
675,000	5.000%, 1/15/2022[h]	691,031
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	229,862
	Reynolds Group Issuer, Inc.
570,000	5.125%, 7/15/2023[h]	578,271
	Rockwell Collins, Inc.
580,000	2.800%, 3/15/2022	578,570
	Roper Technologies, Inc.
228,000	2.800%, 12/15/2021	227,408
130,000	3.650%, 9/15/2023	133,028
192,000	4.200%, 9/15/2028	197,881
	Siemens Financieringsmaatschappij NV
636,000	4.200%, 3/16/2047[h]	666,668
	Textron, Inc.
100,000	7.250%, 10/1/2019	101,815
510,000	3.375%, 3/1/2028	485,535
	United Rentals North America, Inc.
435,000	5.500%, 7/15/2025	450,443
200,000	5.875%, 9/15/2026	208,750
	United Technologies Corporation
700,000	4.450%, 11/16/2038	730,613
390,000	4.050%, 5/4/2047	377,529

	Total	14,586,956

Collateralized Mortgage Obligations (1.0%)
	Ajax Mortgage Loan Trust
1,100,368	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,h	1,119,949
	Alternative Loan Trust
179,218	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	150,402
	Angel Oak Mortgage Trust I, LLC
95,340	3.500%, 7/25/2046, Ser. 2016-1, Class A1[h]	95,439
2,095,985	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	2,108,023
692,925	3.628%, 3/25/2049, Ser. 2019-2, Class A1[b,h]	696,858
	BRAVO Residential Funding Trust
783,110	3.500%, 3/25/2058, Ser. 2019-1, Class A1Ch	785,267
	CHL Mortgage Pass-Through Trust
2,615,922	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	2,219,485
	CIM Trust
1,750,578	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,h]	1,808,259
	Citigroup Mortgage Loan Trust, Inc.
234,905	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	236,332
	COLT Funding, LLC
380,580	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	381,866
	Countrywide Alternative Loan Trust
239,453	3.680%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	208,142
293,675	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	238,238
148,165	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	140,981
787,275	7.000%, 10/25/2037, Ser. 2007-24, Class A10	460,547
	Countrywide Home Loans, Inc.
277,758	5.750%, 4/25/2037, Ser. 2007-3, Class A27	220,767
	Credit Suisse Mortgage Trust
1,291,703	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,h]	1,311,043
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
181,286	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	163,747
	Ellington Financial Mortgage Trust
794,165	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,h	803,594
	Federal Home Loan Mortgage Corporation
831,555	4.000%, 7/15/2031, Ser. 4104, Class KIi	85,302
606,960	3.000%, 2/15/2033, Ser. 4170, Class IGi	65,755
	Federal National Mortgage Association
1,188,371	3.500%, 1/25/2033, Ser. 2012-150, Class YIi	144,043
	Galton Funding Mortgage Trust 2017-1
1,215,495	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,h]	1,233,407
	GS Mortgage-Backed Securities Trust
1,440,841	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ah	1,463,155
	J.P. Morgan Mortgage Trust
126,512	4.274%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	113,675
	MASTR Alternative Loans Trust
414,047	2.927%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	184,150
	Merrill Lynch Alternative Note Asset Trust
214,301	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	163,647
	Mill City Mortgage Loan Trust
1,026,494	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,h]	1,031,006
	MortgageIT Trust
1,670,832	2.677%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,501,083
	Preston Ridge Partners Mortgage, LLC
825,910	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[h,j]	833,606

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
	Pretium Mortgage Credit Partners, LLC
$473,240	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[h,j]	$474,869
	RCO 2017-INV1 Trust
617,839	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,h	609,516
	RCO Mortgage, LLC
1,205,607	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,h]	1,215,030
	Toorak Mortgage Corporation
400,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[h,j]	401,537
	Verus Securitization Trust
324,597	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,h]	323,646
485,637	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,h]	481,524
341,741	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,h]	344,989
	WaMu Mortgage Pass Through Certificates
57,465	3.857%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	54,720
232,686	3.905%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	226,247

	Total	24,099,846

Commercial Mortgage-Backed Securities (1.3%)
	CSAIL Commercial Mortgage Trust
1,300,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,331,760
	Federal Home Loan Mortgage Corporation - REMIC
4,775,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,k]	5,104,463
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,225,000	3.422%, 2/25/2052, Ser. K090, Class A2	1,266,727
1,975,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,k]	2,117,693
3,250,000	3.505%, 3/25/2029, Ser. K091, Class A2[k]	3,377,641
905,527	3.000%, 3/15/2045, Ser. 4741, Class GA	910,610
	Federal National Mortgage Association
2,750,000	3.410%, 5/1/2028	2,798,909
1,300,000	3.640%, 6/1/2028	1,343,743
350,000	3.710%, 7/1/2028	363,525
	Federal National Mortgage Association - ACES
800,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	775,631
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	1,601,136
2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	2,322,368
	Federal National Mortgage Association Grantor Trust
1,573,030	2.898%, 6/25/2027, Ser. 2017-T1, Class Ak	1,557,763
	GS Mortgage Securities Trust
775,930	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	801,166
1,200,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	1,241,930
1,400,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,416,693
	Morgan Stanley Bank of America
	Merrill Lynch Trust
700,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	709,712
	Morgan Stanley Capital I, Inc.
1,950,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	2,092,905
	UBS Commercial Mortgage Trust
1,350,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	1,445,731
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	515,308

	Total	33,095,414

Communications Services (1.1%)
	AMC Networks, Inc.
550,000	5.000%, 4/1/2024	556,875
	American Tower Corporation
380,000	3.300%, 2/15/2021	382,712
	AT&T, Inc.
235,000	3.800%, 3/1/2024	242,374
244,000	4.100%, 2/15/2028	249,727
725,000	4.350%, 3/1/2029	749,576
235,000	4.300%, 2/15/2030	241,446
315,000	5.250%, 3/1/2037	337,167
300,000	4.900%, 8/15/2037	310,482
228,000	6.350%, 3/15/2040	265,743
285,000	5.550%, 8/15/2041	314,425
152,000	4.750%, 5/15/2046	151,409
540,000	5.450%, 3/1/2047	592,617
	British Sky Broadcasting Group plc
315,000	3.125%, 11/26/2022[h]	318,692
	British Telecommunications plc
625,000	4.500%, 12/4/2023	656,104
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[h]	626,826
275,000	5.500%, 5/1/2026[h]	283,800
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[h]	209,250
	Charter Communications Operating, LLC
129,000	6.834%, 10/23/2055	145,614
300,000	4.500%, 2/1/2024	312,704
430,000	4.200%, 3/15/2028	429,458
1,075,000	6.484%, 10/23/2045	1,220,908
	Clear Channel Worldwide Holdings, Inc.
570,000	6.500%, 11/15/2022	582,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Communications Services (1.1%) - continued
	Comcast Corporation
$575,000	4.950%, 10/15/2058	$642,802
370,000	4.049%, 11/1/2052	359,821
250,000	2.750%, 3/1/2023	249,538
355,000	3.950%, 10/15/2025	371,612
575,000	4.250%, 10/15/2030	611,739
630,000	4.400%, 8/15/2035	661,438
410,000	4.750%, 3/1/2044	446,119
250,000	4.600%, 8/15/2045	266,504
	Cox Communications, Inc.
420,000	3.350%, 9/15/2026[h]	409,908
156,000	4.600%, 8/15/2047[h]	149,834
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	360,769
234,000	5.250%, 1/15/2023	251,244
312,000	3.200%, 9/1/2024	310,739
	CSC Holdings, LLC
90,000	5.500%, 5/15/2026[h]	92,419
	Discovery Communications, LLC
390,000	4.900%, 3/11/2026	414,748
320,000	5.000%, 9/20/2037	318,997
	Gray Television, Inc.
475,000	5.875%, 7/15/2026[h]	489,549
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	602,437
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	208,813
	Moody’s Corporation
209,000	2.750%, 12/15/2021	208,634
	Neptune Finco Corporation
499,000	10.875%, 10/15/2025[h]	573,850
	Netflix, Inc.
590,000	4.875%, 4/15/2028	584,838
	Nexstar Escrow Corporation
431,000	5.625%, 8/1/2024[h]	437,551
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	155,688
	Sirius XM Radio, Inc.
540,000	5.000%, 8/1/2027[h]	544,428
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	392,438
	Sprint Corporation
665,000	7.625%, 2/15/2025	671,650
	Telefonica Emisiones SAU
475,000	4.570%, 4/27/2023	502,842
470,000	4.665%, 3/6/2038	464,371
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	444,511
	T-Mobile USA, Inc.
820,000	4.500%, 2/1/2026	823,411
	Verizon Communications, Inc.
78,000	5.150%, 9/15/2023	85,389
298,000	3.376%, 2/15/2025	302,458
170,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	171,372
489,000	4.016%, 12/3/2029[h]	510,565
242,000	4.272%, 1/15/2036	247,414
624,000	4.862%, 8/21/2046	679,321
543,000	4.522%, 9/15/2048	563,276
	Viacom, Inc.
160,000	4.250%, 9/1/2023	166,503
338,000	6.875%, 4/30/2036	399,559
228,000	5.850%, 9/1/2043	249,280
	Virgin Media Secured Finance plc
545,000	5.250%, 1/15/2026[h]	554,379
	Walt Disney Company
720,000	6.400%, 12/15/2035[h]	951,799

	Total	27,085,291

Consumer Cyclical (0.8%)
	Allison Transmission, Inc.
550,000	5.000%, 10/1/2024[h]	556,281
	Amazon.com, Inc.
195,000	3.150%, 8/22/2027	196,305
390,000	3.875%, 8/22/2037	401,146
234,000	4.050%, 8/22/2047	244,195
	American Honda Finance Corporation
45,000	2.000%, 2/14/2020	44,804
	Brookfield Property REIT, Inc.
260,000	5.750%, 5/15/2026[h]	264,550
	Brookfield Residential Properties, Inc.
560,000	6.125%, 7/1/2022[h]	570,920
	Cinemark USA, Inc.
575,000	4.875%, 6/1/2023	580,946
	D.R. Horton, Inc.
365,000	2.550%, 12/1/2020	363,511
	Daimler Finance North America, LLC
175,000	3.288%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	175,071
	Delphi Jersey Holdings plc
580,000	5.000%, 10/1/2025[h]	532,150
	Ford Motor Credit Company, LLC
114,000	3.200%, 1/15/2021	113,221
650,000	5.596%, 1/7/2022	679,904
115,000	3.867%, (LIBOR 3M + 1.270%), 3/28/2022[b]	113,243
600,000	2.979%, 8/3/2022	583,493
	General Motors Company
560,000	3.501%, (LIBOR 3M + 0.900%), 9/10/2021[b]	558,733
700,000	5.000%, 10/1/2028	720,478
	General Motors Financial Company, Inc.
152,000	4.200%, 3/1/2021	154,695
460,000	3.442%, (LIBOR 3M + 0.850%), 4/9/2021[b]	459,372
400,000	3.150%, 6/30/2022	397,537
152,000	3.950%, 4/13/2024	153,387
360,000	4.300%, 7/13/2025	364,913
	Hanesbrands, Inc.
400,000	4.875%, 5/15/2026[h]	400,500
	Home Depot, Inc.
375,000	5.400%, 9/15/2040	451,623
228,000	4.250%, 4/1/2046	240,138
390,000	3.900%, 6/15/2047	393,657
	Hyundai Capital America
374,000	2.550%, 4/3/2020[h]	371,712
228,000	3.000%, 10/30/2020[h]	227,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Consumer Cyclical (0.8%) - continued
	L Brands, Inc.
$270,000	5.625%, 2/15/2022	$280,125
	Landry’s, Inc.
480,000	6.750%, 10/15/2024[h]	490,800
	Lear Corporation
294,000	5.250%, 1/15/2025	304,785
	Lennar Corporation
350,000	4.125%, 1/15/2022	353,063
620,000	4.875%, 12/15/2023	640,925
	Live Nation Entertainment, Inc.
325,000	5.375%, 6/15/2022[h]	329,875
250,000	5.625%, 3/15/2026[h]	260,625
	Macy’s Retail Holdings, Inc.
580,000	2.875%, 2/15/2023	563,835
	Mastercard, Inc.
550,000	3.950%, 2/26/2048	571,607
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	125,105
470,000	4.450%, 3/1/2047	479,048
	MGM Resorts International
540,000	6.000%, 3/15/2023	576,450
	Navistar International Corporation
555,000	6.625%, 11/1/2025[h]	566,100
	New Red Finance, Inc.
485,000	4.250%, 5/15/2024[h]	477,725
	Nissan Motor Acceptance Corporation
252,000	2.150%, 9/28/2020[h]	248,738
	Prime Security Services Borrower, LLC
183,000	9.250%, 5/15/2023[h]	192,873
	ServiceMaster Company, LLC
550,000	5.125%, 11/15/2024[h]	555,500
	Six Flags Entertainment Corporation
550,000	4.875%, 7/31/2024[h]	550,000
	Volkswagen Group of America Finance, LLC
725,000	4.250%, 11/13/2023[h]	749,544
100,000	4.750%, 11/13/2028[h]	103,970
	Walmart, Inc.
425,000	3.250%, 7/8/2029	429,249
	Yum! Brands, Inc.
550,000	5.000%, 6/1/2024[h]	562,375

	Total	19,726,096

Consumer Non-Cyclical (1.5%)
	Abbott Laboratories
390,000	2.900%, 11/30/2021	391,662
133,000	3.400%, 11/30/2023	136,062
133,000	3.750%, 11/30/2026	138,323
643,000	4.750%, 11/30/2036	717,204
320,000	4.900%, 11/30/2046	366,290
	AbbVie, Inc.
415,000	2.500%, 5/14/2020	413,645
390,000	3.600%, 5/14/2025	392,411
175,000	4.700%, 5/14/2045	167,759
	Albertson’s Companies, LLC
560,000	7.500%, 3/15/2026[h]	593,600
	Altria Group, Inc.
152,000	2.850%, 8/9/2022	151,301
400,000	4.400%, 2/14/2026	413,670
190,000	2.625%, 9/16/2026	176,316
825,000	5.800%, 2/14/2039	884,639
	Amgen, Inc.
266,000	2.200%, 5/11/2020	264,858
150,000	3.125%, 5/1/2025	150,245
	Anheuser-Busch Companies, LLC
800,000	3.650%, 2/1/2026[h]	803,487
608,000	4.700%, 2/1/2036[h]	617,214
	Anheuser-Busch InBev Worldwide, Inc.
950,000	4.750%, 4/15/2058	931,660
495,000	4.375%, 4/15/2038	482,270
195,000	4.600%, 4/15/2048	189,906
	Anthem, Inc.
390,000	4.625%, 5/15/2042	393,701
	BAT Capital Corporation
156,000	2.297%, 8/14/2020	154,768
234,000	3.222%, 8/15/2024	229,015
312,000	4.540%, 8/15/2047	277,512
	Baxalta, Inc.
201,000	4.000%, 6/23/2025	207,978
	Bayer U.S. Finance II, LLC
540,000	4.250%, 12/15/2025[h]	547,419
300,000	4.875%, 6/25/2048[h]	290,459
	Becton, Dickinson and Company
341,000	3.734%, 12/15/2024	346,541
650,000	3.700%, 6/6/2027	647,973
234,000	4.669%, 6/6/2047	241,149
	Boston Scientific Corporation
175,000	3.850%, 5/15/2025	180,960
375,000	4.000%, 3/1/2028	385,524
228,000	7.375%, 1/15/2040	311,343
	Bunge, Ltd. Finance Corporation
114,000	3.500%, 11/24/2020	114,568
	Celgene Corporation
630,000	2.875%, 8/15/2020	630,598
	Centene Corporation
550,000	4.750%, 1/15/2025	557,975
	Cigna Corporation
90,000	3.487%, (LIBOR 3M + 0.890%), 7/15/2023[b,h]	89,614
490,000	4.125%, 11/15/2025[h]	506,523
660,000	3.050%, 10/15/2027	623,098
605,000	4.800%, 8/15/2038[h]	610,500
	Clorox Company
505,000	3.100%, 10/1/2027	498,158
	Conagra Brands, Inc.
300,000	3.800%, 10/22/2021	306,063
380,000	4.300%, 5/1/2024	395,278
	Constellation Brands, Inc.
360,000	3.600%, 2/15/2028	356,900
	CVS Caremark Corporation
75,000	4.000%, 12/5/2023	76,801
	CVS Health Corporation
90,000	3.350%, 3/9/2021	90,649
180,000	3.700%, 3/9/2023	182,437
465,000	4.100%, 3/25/2025	473,111
935,000	4.875%, 7/20/2035	934,565
910,000	4.780%, 3/25/2038	886,155
540,000	5.050%, 3/25/2048	533,817
	EMD Finance, LLC
344,000	2.950%, 3/19/2022[h]	342,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Consumer Non-Cyclical (1.5%) - continued
	Energizer Holdings, Inc.
$540,000	5.500%, 6/15/2025[h]	$545,738
	Express Scripts Holding Company
152,000	3.000%, 7/15/2023	150,611
690,000	4.800%, 7/15/2046	685,248
	Forest Laboratories, LLC
83,000	4.875%, 2/15/2021[h]	85,412
	HCA, Inc.
780,000	5.375%, 2/1/2025	820,950
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[h]	364,137
	JBS USA, LLC
325,000	5.750%, 6/15/2025[h]	333,531
	Kellogg Company
675,000	3.250%, 5/14/2021	681,490
	Kimberly-Clark Corporation
390,000	3.900%, 5/4/2047	395,149
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	300,974
	Kraft Heinz Foods Company
650,000	3.375%, 6/15/2021	655,142
	Kroger Company
200,000	2.800%, 8/1/2022	199,234
	Maple Escrow Subsidiary, Inc.
450,000	3.551%, 5/25/2021[h]	455,182
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	152,544
	Medtronic, Inc.
1,185,000	4.375%, 3/15/2035	1,272,853
28,000	4.625%, 3/15/2045	31,403
	Merck & Company, Inc.
70,000	3.700%, 2/10/2045	68,671
	Mondelez International Holdings Netherlands BV
335,000	2.000%, 10/28/2021[h]	327,243
	Mylan, Inc.
65,000	3.125%, 1/15/2023[h]	63,776
295,000	4.550%, 4/15/2028	288,306
	Nestle Holdings, Inc.
1,000,000	3.900%, 9/24/2038[h]	1,033,198
	PepsiCo, Inc.
300,000	2.850%, 2/24/2026	299,030
	Perrigo Finance Unlimited Company
560,000	4.900%, 12/15/2044	473,028
	Pilgrim’s Pride Corporation
535,000	5.750%, 3/15/2025[h]	543,025
	Post Holdings, Inc.
475,000	5.500%, 3/1/2025[h]	486,281
	Reynolds American, Inc.
481,000	5.700%, 8/15/2035	507,606
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[h]	239,548
	Shire Acquisitions Investments Ireland Designated Activity Company
462,000	2.400%, 9/23/2021	456,570
	Simmons Foods, Inc.
545,000	5.750%, 11/1/2024[h]	501,400
	Smithfield Foods, Inc.
365,000	2.700%, 1/31/2020[h]	365,368
275,000	2.650%, 10/3/2021[h]	266,580
	Spectrum Brands, Inc.
520,000	5.750%, 7/15/2025	531,050
	Tenet Healthcare Corporation
540,000	4.625%, 7/15/2024	541,521
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	216,613
	Tyson Foods, Inc.
156,000	3.550%, 6/2/2027	154,747
	UnitedHealth Group, Inc.
420,000	2.950%, 10/15/2027	410,866
685,000	4.625%, 7/15/2035	747,844
	VRX Escrow Corporation
905,000	6.125%, 4/15/2025[h]	916,313
	Zimmer Biomet Holdings, Inc.
575,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	573,175
	Zoetis, Inc.
509,000	4.700%, 2/1/2043	541,319

	Total	38,488,590

Energy (1.3%)
	Alliance Resource Operating Partners, LP
470,000	7.500%, 5/1/2025[h]	492,912
	Anadarko Petroleum Corporation
371,000	4.850%, 3/15/2021	383,042
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	476,781
	BP Capital Markets America, Inc.
85,000	3.119%, 5/4/2026	84,521
	BP Capital Markets plc
463,000	3.535%, 11/4/2024	475,312
588,000	3.279%, 9/19/2027	586,580
	Canadian Natural Resources, Ltd.
215,000	3.450%, 11/15/2021	217,221
	Canadian Oil Sands, Ltd.
210,000	9.400%, 9/1/2021[h]	235,106
	Cheniere Corpus Christi Holdings, LLC
500,000	7.000%, 6/30/2024	560,625
430,000	5.875%, 3/31/2025	463,325
	Cheniere Energy Partners, LP
595,000	5.625%, 10/1/2026[h]	614,611
	Chesapeake Energy Corporation
520,000	7.000%, 10/1/2024[g]	513,987
	ConocoPhillips
390,000	6.500%, 2/1/2039	523,230
	Continental Resources, Inc.
320,000	5.000%, 9/15/2022	322,655
550,000	4.375%, 1/15/2028	563,974
	Devon Energy Corporation
500,000	5.000%, 6/15/2045	523,670
	Diamondback Energy, Inc.
350,000	4.750%, 11/1/2024	357,437
210,000	5.375%, 5/31/2025	219,187
	Dominion Gas Holdings, LLC
480,000	2.500%, 12/15/2019	479,069
	El Paso Pipeline Partners Operating Company, LLC
230,000	4.300%, 5/1/2024	240,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Energy (1.3%) - continued
	Enbridge Energy Partners, LP
$400,000	5.875%, 10/15/2025	$453,267
	Enbridge, Inc.
300,000	2.900%, 7/15/2022	299,324
	Encana Corporation
70,000	3.900%, 11/15/2021	71,275
	Energy Transfer Operating, LP
125,000	4.200%, 9/15/2023	128,700
570,000	6.000%, 6/15/2048	619,303
	Energy Transfer Partners, LP
215,000	4.900%, 3/15/2035	206,399
175,000	5.150%, 2/1/2043	169,851
	Eni SPA
560,000	4.000%, 9/12/2023[h]	574,094
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	149,188
675,000	4.850%, 7/15/2026	669,094
	Enterprise Products Operating, LLC
30,000	5.100%, 2/15/2045	32,818
	EQM Midstream Partners LP
550,000	4.750%, 7/15/2023	560,939
	EQT Corporation
160,000	8.125%, 6/1/2019	160,614
175,000	4.875%, 11/15/2021	182,200
500,000	3.000%, 10/1/2022	491,402
454,000	3.900%, 10/1/2027	428,218
	Hess Corporation
710,000	3.500%, 7/15/2024	702,610
255,000	6.000%, 1/15/2040	272,377
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	232,056
380,000	6.500%, 9/1/2039	450,812
	Kinder Morgan, Inc.
440,000	6.500%, 9/15/2020	460,710
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	233,738
	Marathon Oil Corporation
228,000	2.700%, 6/1/2020	227,439
305,000	6.600%, 10/1/2037	369,056
	Marathon Petroleum Corporation
468,000	4.750%, 12/15/2023[h]	493,295
312,000	6.500%, 3/1/2041	379,571
	MPLX, LP
700,000	4.875%, 12/1/2024	747,473
468,000	4.875%, 6/1/2025	498,359
	Nabors Industries, Inc.
275,000	5.750%, 2/1/2025	250,250
	ONEOK Partners, LP
95,000	3.800%, 3/15/2020	95,512
	Parsley Energy, LLC
230,000	5.625%, 10/15/2027[h]	235,175
	PBF Holding Company, LLC
410,000	7.250%, 6/15/2025	422,300
	Petrobras Global Finance BV
600,000	7.375%, 1/17/2027	668,400
	Petroleos Mexicanos
525,000	4.875%, 1/24/2022	529,883
	Phillips 66
350,000	3.900%, 3/15/2028	360,945
	Pioneer Natural Resources Company
150,000	4.450%, 1/15/2026	158,830
	Plains All American Pipeline, LP
390,000	5.000%, 2/1/2021	402,556
	Precision Drilling Corporation
80,000	5.250%, 11/15/2024	75,800
390,000	7.125%, 1/15/2026[h]	391,950
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	324,459
	Sabine Pass Liquefaction, LLC
230,000	6.250%, 3/15/2022	247,583
270,000	5.625%, 4/15/2023	291,314
320,000	5.750%, 5/15/2024	351,196
	Schlumberger Holdings Corporation
540,000	4.000%, 12/21/2025[h]	555,816
	Southwestern Energy Company
545,000	7.500%, 4/1/2026	553,175
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	214,557
	Sunoco, LP
305,000	5.500%, 2/15/2026	310,338
290,000	5.875%, 3/15/2028	297,250
	Tallgrass Energy Partners, LP
820,000	5.500%, 1/15/2028[h]	835,375
	Targa Resources Partners, LP
1,050,000	5.250%, 5/1/2023	1,063,125
	Transocean Guardian, Ltd.
519,750	5.875%, 1/15/2024[h]	535,343
	W&T Offshore, Inc.
555,000	9.750%, 11/1/2023[h]	564,713
	Western Gas Partners, LP
312,000	4.000%, 7/1/2022	318,725
	Williams Companies, Inc.
420,000	7.500%, 1/15/2031	529,527
	Williams Partners, LP
190,000	4.000%, 11/15/2021	194,934
115,000	3.600%, 3/15/2022	116,746
195,000	4.500%, 11/15/2023	204,838
320,000	6.300%, 4/15/2040	371,705
	Woodside Finance, Ltd.
420,000	3.650%, 3/5/2025[h]	418,568
165,000	3.700%, 3/15/2028[h]	160,281
	WPX Energy, Inc.
390,000	5.750%, 6/1/2026	403,163

	Total	31,052,209

Financials (3.1%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[h]	314,008
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	245,126
	AerCap Ireland Capital, Ltd.
150,000	3.750%, 5/15/2019	150,040
152,000	4.625%, 10/30/2020	155,449
390,000	5.000%, 10/1/2021	405,582
152,000	4.625%, 7/1/2022	157,874
275,000	3.500%, 1/15/2025	268,067
	Air Lease Corporation
345,000	2.500%, 3/1/2021	342,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Financials (3.1%) - continued
	Aircastle, Ltd.
$650,000	5.000%, 4/1/2023	$675,943
	Ally Financial, Inc.
600,000	5.750%, 11/20/2025[g]	650,250
	American International Group, Inc.
228,000	4.125%, 2/15/2024	238,041
475,000	3.750%, 7/10/2025	480,640
450,000	3.900%, 4/1/2026	455,841
	Ares Capital Corporation
750,000	3.875%, 1/15/2020	753,481
	AvalonBay Communities, Inc.
175,000	3.500%, 11/15/2025	179,343
	Aviation Capital Group, LLC
500,000	2.875%, 1/20/2022[h]	496,178
	Avolon Holdings Funding, Ltd.
325,000	5.250%, 5/15/2024[h]	339,732
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,l]	200,260
600,000	3.724%, (LIBOR 3M + 1.120%), 4/12/2023[b]	598,275
	Bank of America Corporation
450,000	3.499%, 5/17/2022[b]	455,042
285,000	3.300%, 1/11/2023	288,099
320,000	2.881%, 4/24/2023[b]	318,976
312,000	4.000%, 4/1/2024	325,807
900,000	4.000%, 1/22/2025	921,874
600,000	3.458%, 3/15/2025[b]	606,048
420,000	3.093%, 10/1/2025[b]	416,575
230,000	3.500%, 4/19/2026	232,104
468,000	4.183%, 11/25/2027	478,918
325,000	3.824%, 1/20/2028[b]	330,644
231,000	5.875%, 2/7/2042	289,523
	Bank of Montreal
310,000	3.057%, (LIBOR 3M + 0.460%), 4/13/2021[b]	311,384
	Bank of New York Mellon Corporation
380,000	2.500%, 4/15/2021	379,026
	Bank of Nova Scotia
615,000	3.032%, (LIBOR 3M + 0.440%), 4/20/2021[b]	617,465
325,000	2.700%, 3/7/2022	324,673
	Barclays Bank plc
78,000	10.179%, 6/12/2021[h]	88,217
	Barclays plc
555,000	3.250%, 1/12/2021	554,999
600,000	4.610%, 2/15/2023[b]	614,882
315,000	3.650%, 3/16/2025	309,045
	BNP Paribas SA
500,000	4.375%, 3/1/2033[b,h]	498,242
	Boston Properties, LP
450,000	4.500%, 12/1/2028	481,714
	BPCE SA
588,000	3.500%, 10/23/2027[h]	572,017
	Capital One Financial Corporation
273,000	2.500%, 5/12/2020	272,199
1,000,000	3.450%, 4/30/2021	1,010,984
304,000	3.050%, 3/9/2022	305,181
	Cboe Global Markets, Inc.
175,000	1.950%, 6/28/2019	174,795
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	603,200
	Citigroup, Inc.
315,000	2.700%, 3/30/2021	314,600
360,000	2.750%, 4/25/2022	358,121
188,000	4.050%, 7/30/2022	194,120
265,000	3.142%, 1/24/2023[b]	266,081
655,000	4.400%, 6/10/2025	683,504
304,000	3.200%, 10/21/2026	298,292
468,000	3.668%, 7/24/2028[b]	469,377
228,000	4.125%, 7/25/2028	231,369
425,000	3.520%, 10/27/2028[b]	419,544
550,000	3.878%, 1/24/2039[b]	541,355
324,000	4.650%, 7/23/2048	350,089
	Citizens Bank NA
325,000	2.200%, 5/26/2020	322,965
	Comerica, Inc.
130,000	3.700%, 7/31/2023	133,978
	Commerzbank AG
390,000	8.125%, 9/19/2023[h]	446,327
	Commonwealth Bank of Australia
228,000	2.250%, 3/10/2020[h]	227,180
540,000	3.315%, (LIBOR 3M + 0.700%), 3/16/2023[b,h]	541,378
	Compass Bank
288,000	2.750%, 9/29/2019	287,820
425,000	3.500%, 6/11/2021	429,483
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
432,000	3.950%, 11/9/2022	440,004
686,000	4.625%, 12/1/2023	716,917
	Credit Agricole SA
500,000	3.375%, 1/10/2022[h]	503,923
	Credit Suisse Group AG
420,000	2.997%, 12/14/2023[b,h]	414,797
350,000	7.250%, 9/12/2025[b,h,l]	363,825
350,000	3.869%, 1/12/2029[b,h]	347,397
	Credit Suisse Group Funding (Guernsey), Ltd.
375,000	3.125%, 12/10/2020	376,004
	Credit Suisse Group Funding, Ltd.
304,000	3.750%, 3/26/2025	307,800
	Deutsche Bank AG
288,000	2.700%, 7/13/2020	285,243
468,000	3.375%, 5/12/2021	464,617
190,000	4.250%, 10/14/2021	190,229
370,000	4.875%, 12/1/2032[b]	316,335
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	98,354
	Digital Realty Trust LP
340,000	3.400%, 10/1/2020	342,561
	Discover Bank
355,000	8.700%, 11/18/2019	365,734
280,000	3.100%, 6/4/2020	280,753
480,000	4.682%, 8/9/2028[b]	485,957
	Duke Realty, LP
70,000	3.875%, 2/15/2021	71,169
210,000	4.375%, 6/15/2022	218,529
	ERP Operating, LP
75,000	3.375%, 6/1/2025	76,534
	Fidelity National Financial, Inc.
500,000	5.500%, 9/1/2022	529,032
	Fifth Third Bancorp
260,000	2.600%, 6/15/2022	258,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Financials (3.1%) - continued
	Five Corners Funding Trust
$865,000	4.419%, 11/15/2023[h]	$912,695
	GE Capital International Funding Company
3,010,000	4.418%, 11/15/2035	2,805,720
	Goldman Sachs Group, Inc.
350,000	5.375%, 3/15/2020	357,624
550,000	5.375%, 5/10/2020[b,l]	562,799
958,000	5.250%, 7/27/2021	1,007,127
540,000	2.876%, 10/31/2022[b]	536,619
312,000	2.908%, 6/5/2023[b]	309,407
250,000	3.625%, 2/20/2024	254,208
550,000	3.691%, 6/5/2028[b]	544,883
795,000	4.750%, 10/21/2045	848,519
	Hartford Financial Services Group, Inc.
618,000	5.125%, 4/15/2022	657,554
	HCP, Inc.
380,000	4.000%, 12/1/2022	391,497
140,000	3.400%, 2/1/2025	140,083
	Hilton Worldwide Finance, LLC
530,000	4.625%, 4/1/2025	536,625
	HSBC Holdings plc
575,000	3.400%, 3/8/2021	580,882
300,000	6.875%, 6/1/2021[b,l]	314,625
250,000	2.650%, 1/5/2022	248,320
725,000	3.803%, 3/11/2025[b]	738,002
275,000	3.900%, 5/25/2026	280,417
	HSBC USA, Inc.
95,000	2.350%, 3/5/2020	94,734
	Icahn Enterprises, LP
205,000	6.750%, 2/1/2024	214,481
275,000	6.375%, 12/15/2025	286,688
	ING Groep NV
245,000	3.150%, 3/29/2022	245,863
525,000	4.100%, 10/2/2023	541,564
	International Lease Finance Corporation
150,000	5.875%, 8/15/2022	161,618
	Intesa Sanpaolo SPA
290,000	3.125%, 7/14/2022[h]	284,113
	Iron Mountain, Inc.
530,000	6.000%, 8/15/2023	543,581
	J.P. Morgan Chase & Company
310,000	3.306%, (LIBOR 3M + 0.680%), 6/1/2021[b]	311,337
180,000	2.295%, 8/15/2021	178,424
385,000	2.700%, 5/18/2023	381,433
165,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	167,426
280,000	3.625%, 5/13/2024	287,845
550,000	3.125%, 1/23/2025	549,833
800,000	3.900%, 7/15/2025	829,695
250,000	3.300%, 4/1/2026	249,973
575,000	4.203%, 7/23/2029[b]	599,962
500,000	4.452%, 12/5/2029[b]	532,506
470,000	3.882%, 7/24/2038[b]	463,015
	KeyCorp
350,000	2.900%, 9/15/2020	351,103
	Kimco Realty Corporation
624,000	3.300%, 2/1/2025	623,211
	Kookmin Bank
250,000	1.625%, 8/1/2019[h]	249,340
	Liberty Mutual Group, Inc.
152,000	4.950%, 5/1/2022[h]	159,663
	Liberty Property, LP
435,000	3.750%, 4/1/2025	439,557
	Lloyds Bank plc
325,000	3.229%, (LIBOR 3M + 0.490%), 5/7/2021[b]	325,206
	Lloyds Banking Group plc
425,000	2.907%, 11/7/2023[b]	417,453
	Marsh & McLennan Companies, Inc.
500,000	3.875%, 3/15/2024	519,592
	MassMutual Global Funding
250,000	2.750%, 6/22/2024[h]	247,472
	MetLife, Inc.
290,000	4.050%, 3/1/2045	292,180
	Mitsubishi UFJ Financial Group, Inc.
450,000	2.190%, 9/13/2021	443,040
525,000	3.455%, 3/2/2023	533,276
390,000	3.287%, 7/25/2027	389,454
	Morgan Stanley
152,000	5.550%, 7/15/2020[b,l]	155,344
640,000	2.500%, 4/21/2021	636,571
380,000	2.625%, 11/17/2021	378,584
130,000	3.772%, (LIBOR 3M + 1.180%), 1/20/2022[b]	131,411
351,000	2.750%, 5/19/2022	349,249
180,000	4.875%, 11/1/2022	190,591
355,000	3.125%, 1/23/2023	356,412
300,000	4.000%, 7/23/2025	311,926
450,000	4.350%, 9/8/2026	467,055
468,000	3.591%, 7/22/2028[b]	467,797
420,000	3.772%, 1/24/2029[b]	423,856
	MPT Operating Partnership, LP
440,000	6.375%, 3/1/2024	463,320
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	182,282
	National City Corporation
400,000	6.875%, 5/15/2019	400,601
	Nationwide Building Society
325,000	3.622%, 4/26/2023[b,h]	326,987
	New York Life Global Funding
234,000	2.300%, 6/10/2022[h]	231,190
	Park Aerospace Holdings, Ltd.
325,000	4.500%, 3/15/2023[h]	328,929
540,000	5.500%, 2/15/2024[h]	568,555
	Quicken Loans, Inc.
575,000	5.750%, 5/1/2025[h]	583,625
	Realty Income Corporation
320,000	4.125%, 10/15/2026	336,709
	Regency Centers, LP
550,000	4.125%, 3/15/2028	565,604
	Regions Financial Corporation
38,000	3.200%, 2/8/2021	38,267
	Reinsurance Group of America, Inc.
459,000	5.000%, 6/1/2021	477,902
460,000	4.700%, 9/15/2023	489,249
	Royal Bank of Scotland Group plc
390,000	8.625%, 8/15/2021[b,l]	419,250
300,000	3.875%, 9/12/2023	302,538
550,000	5.125%, 5/28/2024	571,724
650,000	4.269%, 3/22/2025[b]	662,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Financials (3.1%) - continued
	Santander UK Group Holdings plc
$266,000	2.875%, 10/16/2020	$265,411
	Simon Property Group, LP
320,000	2.750%, 2/1/2023	319,590
304,000	4.250%, 11/30/2046	316,681
	SITE Centers Corporation
104,000	4.625%, 7/15/2022	107,284
	Societe Generale SA
234,000	4.750%, 11/24/2025[h]	243,665
	Standard Chartered plc
551,000	2.100%, 8/19/2019[h]	549,877
	Sumitomo Mitsui Financial Group, Inc.
295,000	2.784%, 7/12/2022	294,360
255,000	3.102%, 1/17/2023	256,471
228,000	3.010%, 10/19/2026	223,280
	Sumitomo Mitsui Trust Bank, Ltd.
420,000	1.950%, 9/19/2019[h]	418,671
	SunTrust Banks, Inc.
70,000	2.250%, 1/31/2020	69,744
	Svenska Handelsbanken AB
180,000	3.105%, (LIBOR 3M + 0.490%), 6/17/2019[b]	180,101
	Synchrony Financial
546,000	3.000%, 8/15/2019	546,119
85,000	4.250%, 8/15/2024	86,098
675,000	3.950%, 12/1/2027	646,369
	UBS Group Funding Jersey, Ltd.
228,000	4.125%, 9/24/2025[h]	236,335
	UBS Group Funding Switzerland AG
300,000	3.491%, 5/23/2023[h]	301,689
	Ventas Realty, LP
340,000	3.100%, 1/15/2023	340,785
445,000	4.000%, 3/1/2028	450,905
	Voya Financial, Inc.
576,000	3.125%, 7/15/2024	570,604
	Wells Fargo & Company
130,000	2.550%, 12/7/2020	129,635
355,000	2.625%, 7/22/2022	352,021
290,000	3.069%, 1/24/2023	290,394
304,000	3.450%, 2/13/2023	307,348
285,000	3.000%, 2/19/2025	282,302
325,000	3.000%, 4/22/2026	317,563
304,000	3.000%, 10/23/2026	295,635
550,000	4.900%, 11/17/2045	590,383
	Welltower, Inc.
130,000	3.950%, 9/1/2023	134,731
428,000	4.000%, 6/1/2025	442,193
	ZB NA
575,000	3.500%, 8/27/2021	581,941

	Total	77,766,893

Foreign Government (<0.1%)
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[h]	189,063

	Total	189,063

Mortgage-Backed Securities (9.3%)
	Federal National Mortgage Association - REMIC
3,035,368	3.000%, 12/25/2027, Ser. 2012-137, Class AIi	233,973
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
55,881	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[b]	57,388
246,578	4.290%, (LIBOR 12M + 1.540%), 7/1/2043[b]	254,135
92,225	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	95,177
6,000,000	3.000%, 5/1/2049[e]	5,930,976
56,600,000	3.500%, 5/1/2049[e,m]	57,117,850
103,392,500	4.000%, 5/1/2049[e]	106,097,551
14,454,000	4.500%, 5/1/2049[e]	15,038,778
1,650,000	5.000%, 5/1/2049[e]	1,738,849
44,510,000	4.500%, 6/1/2049[e]	46,282,960

	Total	232,847,637

Technology (0.7%)
	Apple, Inc.
85,000	3.000%, 2/9/2024	85,881
312,000	3.200%, 5/11/2027	314,173
260,000	3.000%, 6/20/2027	258,164
670,000	3.000%, 11/13/2027	664,362
410,000	4.500%, 2/23/2036	455,333
228,000	4.650%, 2/23/2046	253,624
380,000	4.250%, 2/9/2047	400,068
570,000	3.750%, 9/12/2047	559,238
	Applied Materials, Inc.
160,000	3.300%, 4/1/2027	161,516
	Avnet, Inc.
225,000	3.750%, 12/1/2021	227,862
	Baidu, Inc.
370,000	3.000%, 6/30/2020	370,069
	Broadcom Corporation
143,000	3.875%, 1/15/2027	136,743
380,000	3.500%, 1/15/2028	350,266
	CommScope Technologies Finance, LLC
500,000	6.000%, 6/15/2025[h]	507,825
	Diamond 1 Finance Corporation
390,000	5.450%, 6/15/2023[h]	416,115
860,000	6.020%, 6/15/2026[h]	931,543
	Equinix, Inc.
540,000	5.750%, 1/1/2025	560,250
	Fidelity National Information Services, Inc.
173,000	3.625%, 10/15/2020	174,592
	Harland Clarke Holdings Corporation
520,000	8.375%, 8/15/2022[h]	461,500
	Hewlett Packard Enterprise Company
550,000	3.318%, (LIBOR 3M + 0.720%), 10/5/2021[b]	550,116
172,000	4.400%, 10/15/2022	179,911
	Inception Merger Sub, Inc.
400,000	8.625%, 11/15/2024[h]	373,000
	Intel Corporation
205,000	3.700%, 7/29/2025	214,129
351,000	4.100%, 5/19/2046	364,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Technology (0.7%) - continued
	Marvell Technology Group, Ltd.
$335,000	4.200%, 6/22/2023	$341,285
450,000	4.875%, 6/22/2028	470,279
	Microsoft Corporation
475,000	4.750%, 11/3/2055	556,718
475,000	4.200%, 11/3/2035	517,217
1,360,000	3.700%, 8/8/2046	1,358,820
380,000	4.250%, 2/6/2047	415,845
	NetApp, Inc.
90,000	2.000%, 9/27/2019	89,708
	NXP BV/NXP Funding, LLC
575,000	4.875%, 3/1/2024[h]	608,390
	Oracle Corporation
312,000	2.400%, 9/15/2023	307,270
780,000	2.950%, 5/15/2025	776,412
420,000	3.850%, 7/15/2036	421,548
	Plantronics, Inc.
450,000	5.500%, 5/31/2023[h]	453,938
	Seagate HDD Cayman
280,000	4.750%, 1/1/2025	273,361
	Sensata Technologies UK Financing Company plc
325,000	6.250%, 2/15/2026[h]	343,281
	SS&C Technologies, Inc.
430,000	5.500%, 9/30/2027[h]	441,019
	Texas Instruments, Inc.
540,000	4.150%, 5/15/2048	571,148
	Tyco Electronics Group SA
78,000	3.450%, 8/1/2024	79,130
156,000	3.125%, 8/15/2027	151,315
	VMware, Inc.
65,000	2.950%, 8/21/2022	64,656
	Western Digital Corporation
585,000	4.750%, 2/15/2026[g]	564,525

	Total	17,776,815

Transportation (0.1%)
	Air Canada Pass Through Trust
59,156	3.875%, 3/15/2023[h]	58,967
	Air Lease Corporation
130,000	3.500%, 1/15/2022	131,338
	Burlington Northern Santa Fe, LLC
235,000	5.750%, 5/1/2040	290,411
740,000	5.050%, 3/1/2041	853,468
260,000	4.450%, 3/15/2043	281,699
	CSX Corporation
126,000	3.700%, 11/1/2023	130,191
	Delta Air Lines, Inc.
175,000	2.875%, 3/13/2020	174,854
14,703	4.950%, 11/23/2020	14,719
	Penske Truck Leasing Company, LP
500,000	3.375%, 2/1/2022[h]	502,641
	United Continental Holdings, Inc.
545,000	4.250%, 10/1/2022	549,769
	XPO Logistics, Inc.
334,000	6.500%, 6/15/2022[h]	341,515
200,000	6.125%, 9/1/2023[h]	204,250

	Total	3,533,822

U.S. Government & Agencies (8.5%)
	U.S. Treasury Bonds
2,055,000	2.250%, 11/15/2027	2,020,322
22,500,000	2.875%, 5/15/2028	23,204,883
5,090,000	5.250%, 11/15/2028	6,272,033
1,175,000	4.375%, 5/15/2040	1,469,714
560,000	3.000%, 5/15/2042	571,747
15,871,000	2.500%, 5/15/2046	14,595,120
	U.S. Treasury Notes
13,530,000	1.500%, 10/31/2019	13,468,164
10,845,000	1.750%, 11/30/2019	10,800,095
420,000	2.250%, 3/31/2020	419,475
21,500,000	1.375%, 9/30/2020	21,215,293
220,000	1.875%, 12/15/2020	218,505
2,750,000	2.500%, 2/28/2021	2,760,420
1,500,000	1.375%, 5/31/2021	1,472,754
4,773,000	1.125%, 8/31/2021	4,651,065
3,710,000	1.875%, 7/31/2022	3,667,103
19,860,000	2.000%, 11/30/2022	19,687,776
5,270,000	2.500%, 3/31/2023	5,317,553
16,750,000	2.500%, 1/31/2024	16,908,340
6,640,000	2.125%, 7/31/2024	6,582,678
1,640,000	2.250%, 11/15/2024	1,633,658
8,540,000	2.125%, 11/30/2024	8,452,932
10,260,000	2.625%, 1/31/2026	10,405,083
36,340,000	2.500%, 2/28/2026	36,588,418

	Total	212,383,131

Utilities (0.8%)
	Ameren Illinois Company
390,000	4.500%, 3/15/2049	433,336
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	479,472
	Appalachian Power Company
155,000	3.300%, 6/1/2027	153,231
	Atmos Energy Corporation
175,000	3.000%, 6/15/2027	172,199
	Berkshire Hathaway Energy Company
265,000	4.500%, 2/1/2045	280,497
	Calpine Corporation
270,000	5.375%, 1/15/2023	272,025
270,000	5.875%, 1/15/2024[h]	275,400
	CenterPoint Energy, Inc.
130,000	3.850%, 2/1/2024	133,288
355,000	4.250%, 11/1/2028	369,509
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	218,066
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	278,857
	Consolidated Edison, Inc.
156,000	2.000%, 5/15/2021	153,723
114,000	4.500%, 12/1/2045	121,942
	Consumers Energy Company
475,000	4.350%, 4/15/2049	520,708
	Dominion Energy, Inc.
312,000	2.579%, 7/1/2020	310,714
	DTE Electric Company
215,000	3.700%, 3/15/2045	209,868
245,000	3.700%, 6/1/2046	237,791
	Duke Energy Carolinas, LLC
585,000	3.700%, 12/1/2047	565,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value
Utilities (0.8%) - continued
	Duke Energy Corporation
$304,000	3.750%, 9/1/2046	$283,137
	Duke Energy Florida, LLC
210,000	3.200%, 1/15/2027	210,756
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	301,690
	Edison International
300,000	2.950%, 3/15/2023	286,068
	Emera U.S. Finance, LP
35,000	2.150%, 6/15/2019	34,962
	Energy Transfer Operating, LP
550,000	5.200%, 2/1/2022	578,550
	Eversource Energy
400,000	2.500%, 3/15/2021	397,921
	Exelon Corporation
120,000	5.100%, 6/15/2045	135,866
234,000	4.450%, 4/15/2046	242,700
	Exelon Generation Company, LLC
77,000	5.200%, 10/1/2019	77,631
	FirstEnergy Corporation
100,000	2.850%, 7/15/2022	99,302
605,000	4.850%, 7/15/2047	644,137
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	85,824
152,000	5.300%, 7/1/2043	173,984
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	595,991
	Mississippi Power Company
310,000	3.950%, 3/30/2028	315,343
	Monongahela Power Company
210,000	5.400%, 12/15/2043[h]	252,691
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	298,622
250,000	3.900%, 11/1/2028	261,564
525,000	3.700%, 3/15/2029	546,613
	NextEra Energy Partners, LP
545,000	4.250%, 9/15/2024[h]	546,771
	NiSource Finance Corporation
156,000	3.490%, 5/15/2027	156,208
435,000	5.650%, 2/1/2045	509,530
	Oncor Electric Delivery Company, LLC
624,000	3.750%, 4/1/2045	619,539
	Pacific Gas and Electric Company
365,000	3.300%, 12/1/2027[f,n]	330,781
365,000	3.950%, 12/1/2047[f,g,n]	315,725
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	106,287
156,000	3.400%, 6/1/2023	157,225
365,000	5.000%, 3/15/2044	391,405
	PPL Electric Utilities Corporation
234,000	3.950%, 6/1/2047	236,791
	Public Service Electric & Gas Company
390,000	3.000%, 5/15/2027	385,560
	San Diego Gas and Electric Company
540,000	4.150%, 5/15/2048	537,617
	South Carolina Electric & Gas Company
685,000	5.100%, 6/1/2065	805,783
	Southern California Edison Company
270,000	4.200%, 3/1/2029	278,289
320,000	4.000%, 4/1/2047	298,182
350,000	4.125%, 3/1/2048	331,331
	Southern Company
315,000	2.950%, 7/1/2023	314,622
424,000	3.250%, 7/1/2026	418,472
300,000	4.400%, 7/1/2046	301,900
	Southern Company Gas Capital Corporation
390,000	4.400%, 5/30/2047	388,971
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	103,555
	TerraForm Power Operating, LLC
570,000	5.000%, 1/31/2028[h]	562,163
	Virginia Electric and Power Company
375,000	4.600%, 12/1/2048	411,658

	Total	19,518,227

	Total Long-Term Fixed Income (cost $780,387,926)	785,652,221

Shares	Common Stock (18.8%)	Value
Communications Services (0.7%)
8,902	Activision Blizzard, Inc.	429,166
2,092	Alphabet, Inc., Class Ao	2,508,224
1,670	Alphabet, Inc., Class Co	1,984,762
25,893	Auto Trader Group plc[h]	191,411
13,145	CBS Corporation	673,944
29,810	Comcast Corporation	1,297,629
7,100	DISH Network Corporation[o]	249,352
103	EchoStar Corporation[o]	4,105
10,915	Facebook, Inc.[o]	2,110,961
2,450	Hemisphere Media Group, Inc.[o]	35,795
4,586	IAC/InterActive Corporation[o]	1,031,116
457	Ipsos SA	13,256
9,843	John Wiley and Sons, Inc.	454,550
42,345	KCOM Group plc	54,058
7,700	KDDI Corporation	177,466
7,213	Liberty Latin America, Ltd.[o]	150,968
10,335	Liberty Media Corporation - Liberty SiriusXM[o]	415,054
15,743	Mediaset Espana Comunicacion SA	122,089
69,765	News Corporation, Class A	866,481
67,285	News Corporation, Class B	840,390
700	NTT DOCOMO, INC.	15,201
40,811	ORBCOMM, Inc.[o]	295,472
1,101	Rightmove plc	7,785
5,835	Seven West Media, Ltd.[o]	2,329
9,982	Take-Two Interactive Software, Inc.[o]	966,557
13,756	Telenor ASA[g]	276,521
55,979	Telstra Corporation, Ltd.	133,333
6,143	Tencent Holdings, Ltd., ADR	302,481
4,500	TV Asahi Holdings Corporation	79,415
7,100	Twitter, Inc.[o]	283,361
32,502	Verizon Communications, Inc.	1,858,789
1,027	Wolters Kluwer NV	71,682

	Total	17,903,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Consumer Discretionary (1.8%)
2,184	Amazon.com, Inc.[o]	$4,207,520
13,325	American Axle & Manufacturing Holdings, Inc.[o]	196,544
500	AOKI Holdings, Inc.	5,226
400	Aoyama Trading Company, Ltd.	8,786
4,879	Aptiv plc	418,130
700	Autobacs Seven Company, Ltd.	12,208
7,633	Barratt Developments plc	60,048
309	Barrett Business Services, Inc.	22,514
1,700	Benesse Holdings, Inc.	47,001
3,055	Berkeley Group Holdings plc	149,868
295	Booking Holdings, Inc.[o]	547,222
16,640	BorgWarner, Inc.	695,053
360	Bovis Homes Group plc	5,220
800	Bridgestone Corporation	31,736
16,307	Bright Horizons Family Solutions, Inc.[o]	2,089,742
7,574	Bunzl plc	228,440
435	Burberry Group plc	11,465
10,205	Burlington Stores, Inc.[o]	1,723,727
16,748	Canada Goose Holdings, Inc.[g,o]	894,176
2,750	Carnival plc	145,790
2,427	Century Casinos, Inc.[o]	22,086
8,389	Children’s Place, Inc.[g]	946,447
1,399	Chipotle Mexican Grill, Inc.[o]	962,568
700	Chiyoda Company, Ltd.	11,093
1,512	Cie Generale des Etablissements Michelin	195,518
15,700	Citizen Watch Company, Ltd.	88,520
468	Compass Group plc	10,649
1,520	Countryside Properties plc[h]	6,733
7,297	Crocs, Inc.[o]	203,221
10,462	CSS Industries, Inc.	73,339
9,545	Culp, Inc.	195,863
6,243	D.R. Horton, Inc.	276,627
5,200	Denso Corporation	227,214
2,768	Domino’s Pizza, Inc.	748,965
23,952	Duluth Holdings, Inc.[g,o]	381,316
12,868	Emerald Expositions Events, Inc.	180,795
3,345	Etsy, Inc.[o]	225,921
300	Exedy Corporation	6,875
9,173	Expedia Group, Inc.	1,191,022
65,344	Extended Stay America, Inc.	1,170,311
13,927	Five Below, Inc.[o]	2,038,774
125	Genuine Parts Company	12,818
10,397	G-III Apparel Group, Ltd.[o]	448,631
1,166	Gildan Activewear, Inc.	42,995
10,276	Harley-Davidson, Inc.	382,575
2,220	Haverty Furniture Companies, Inc.	52,880
10,309	Home Depot, Inc.	2,099,943
1,596	Inchcape plc	12,813
20,556	International Game Technology plc	300,734
8,326	International Speedway Corporation	367,343
33,008	Knoll, Inc.	720,895
9,266	Las Vegas Sands Corporation	621,285
14,140	Lowe’s Companies, Inc.	1,599,800
1,550	Lululemon Athletica, Inc.[o]	273,343
1,946	Magna International, Inc.	108,275
9,264	Marks and Spencer Group plc	34,557
2,990	Marriott Vacations Worldwide Corporation	315,834
21,471	Modine Manufacturing Company[o]	317,556
8,002	Moneysupermarket.com Group plc	38,009
2,288	Netflix, Inc.[o]	847,796
5,200	NHK Spring Company, Ltd.	46,839
13,508	NIKE, Inc.	1,186,408
36,300	Nissan Motor Company, Ltd.	291,418
18,063	Norwegian Cruise Line Holdings, Ltd.[o]	1,018,573
600	Onward Holdings Company, Ltd.	3,310
1,368	O’Reilly Automotive, Inc.[o]	517,884
6,964	Oxford Industries, Inc.	578,430
7,214	Park Hotels & Resorts, Inc.	231,425
399	Peugeot SA	10,461
25,672	Planet Fitness, Inc.[o]	1,943,370
23,782	Playa Hotels and Resorts NVo	190,256
500	Plenus Company, Ltd.	8,260
2,642	PVH Corporation	340,792
40,859	Red Rock Resorts, Inc.	1,102,376
6,701	Redrow plc	53,938
1,950	RHg,o	208,085
7,723	Ross Stores, Inc.	754,228
1,400	Sangetsu Company, Ltd.	26,243
19,500	Sekisui House, Ltd.	314,404
400	SHIMAMURA Company, Ltd.	29,826
939	SmartCentres Real Estate Investment Trust	23,747
5,406	Starbucks Corporation	419,938
11,800	Sumitomo Rubber Industries, Ltd.	145,097
2,256	Super Retail Group, Ltd.	13,780
200	Takara Standard Company, Ltd.	3,044
23,138	Taylor Wimpey plc	54,856
8,042	Texas Roadhouse, Inc.	434,348
26,288	Toll Brothers, Inc.	1,001,573
18,004	Tower International, Inc.	420,213
6,300	Toyoda Gosei Company, Ltd.	131,148
100	TS Tech Company, Ltd.	3,003
4,284	Ulta Beauty, Inc.[o]	1,495,030
500	United Arrows, Ltd.	15,793
5,632	Vail Resorts, Inc.	1,288,883
901	WH Smith plc	24,106
7,497	Wingstop, Inc.	564,299
17,900	Yahoo Japan Corporation	47,784
4,683	Zumiez, Inc.[o]	124,708

	Total	44,330,231

Consumer Staples (0.7%)
13,532	Archer-Daniels-Midland Company	603,527
900	Arcs Company, Ltd.	18,245
5,510	Calavo Growers, Inc.[g]	527,913
1,059	Carlsberg AS	136,930
12,868	Casey’s General Stores, Inc.	1,703,080
9,157	Central Garden & Pet Company[o]	247,056
1,419	Central Garden & Pet Company, Class Ao	34,737
22,251	Colgate-Palmolive Company	1,619,650
26,945	Cott Corporation	417,917
4,957	Empire Company, Ltd.	110,262
1,094	ForFarmers BV	9,354
255	Glanbia plc	4,688
37,909	Hain Celestial Group, Inc.[o]	827,174
6,682	Imperial Brands plc	212,609
431	Inter Parfums, Inc.	31,243
18,400	Japan Tobacco, Inc.	425,180
3,794	John B. Sanfilippo & Son, Inc.	273,585
2,660	Kimberly-Clark Corporation	341,491
6,375	Koninklijke Ahold Delhaize NV	153,648
141	L’Oreal SA	38,783
200	Ministop Company, Ltd.	3,153
19,323	Monster Beverage Corporation[o]	1,151,651
20,213	PepsiCo, Inc.	2,588,275
14,139	Philip Morris International, Inc.	1,223,872
2,693	Seneca Foods Corporation[o]	66,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Consumer Staples (0.7%) - continued
416	SpartanNash Company	$6,727
2,300	Sugi Holdings Company, Ltd.	116,324
3,400	Sundrug Company, Ltd.	91,156
30,637	SunOpta, Inc.[o]	108,761
3,845	Swedish Match AB	187,481
4,125	TreeHouse Foods, Inc.[o]	276,292
300	TSURUHA Holdings, Inc.	25,568
25,874	Turning Point Brands, Inc.	1,106,631
4,590	Unilever NV	277,717
6,657	Unilever plc	403,515
16,545	Wal-Mart Stores, Inc.	1,701,488

	Total	17,072,335

Energy (0.6%)
26,102	Abraxas Petroleum Corporation[o]	36,021
103,773	Archrock, Inc.	1,049,145
15,447	BP plc ADR	675,497
91,055	Callon Petroleum Company[o]	683,823
13,925	Chevron Corporation	1,671,836
20,120	Comstock Resources, Inc.[g,o]	122,732
4,196	Concho Resources, Inc.	484,134
2,986	Contura Energy, Inc.[o]	168,261
6,022	Diamondback Energy, Inc.	640,681
8,610	Era Group, Inc.[o]	83,000
43,102	Euronav NV	404,297
2,152	Evolution Petroleum Corporation	15,129
19,938	Exterran Corporation[o]	283,518
15,265	Exxon Mobil Corporation	1,225,474
21,411	Forum Energy Technologies, Inc.[o]	128,038
173	Gaztransport Et Technigaz SA	15,655
56,669	Gran Tierra Energy, Inc.[o]	135,439
13,450	Halliburton Company	381,039
41,295	Marathon Oil Corporation	703,667
9,750	Marathon Petroleum Corporation	593,483
1,140	Matrix Service Company[o]	22,355
26,783	Nabors Industries, Ltd.	93,741
32,789	Nine Energy Service, Inc.[o]	660,043
13,958	Pacific Drilling SAo	207,276
13,936	Par Pacific Holdings, Inc.[o]	272,309
38,800	Patterson-UTI Energy, Inc.	527,292
14,380	Pioneer Energy Services Corporation[o]	25,021
5,158	Pioneer Natural Resources Company	858,601
514	Royal Dutch Shell plc, Class A	16,377
11,095	Royal Dutch Shell plc, Class B	358,073
2,632	SEACOR Holdings, Inc.[o]	117,229
6,912	Superior Energy Services, Inc.[o]	24,814
22,042	Talos Energy, Inc.[o]	654,647
35,277	TechnipFMC plc	867,461
25,321	Teekay Tankers, Ltd.[o]	27,600
31,065	Unit Corporation[o]	421,241
14,145	WPX Energy, Inc.[o]	196,474

	Total	14,851,423

Financials (3.2%)
1,529	Aareal Bank AG	53,482
83	AB Industrivarden	1,868
10,760	Aflac, Inc.	542,089
10,248	AG Mortgage Investment Trust, Inc.	175,343
2,761	Alleghany Corporation[o]	1,813,646
540	Allianz SE	130,526
15,082	Allstate Corporation	1,494,023
11,050	Ally Financial, Inc.	328,296
6,321	American Express Company	741,011
37,152	American Financial Group, Inc.	3,846,347
6,050	American International Group, Inc.	287,799
1,173	Ameriprise Financial, Inc.	172,161
6,520	Ameris Bancorp	237,719
6,704	Arch Capital Group, Ltd.[o]	226,461
1,471	Argo Group International Holdings, Ltd.	114,841
8,580	Arlington Asset Investment Corporation[g]	67,353
2,058	ARMOUR Residential REIT, Inc.	39,267
9,440	Arthur J. Gallagher & Company	789,373
19,404	Assured Guaranty, Ltd.	925,571
7,796	Axos Financial, Inc.[o]	255,085
8,542	Banca Monte dei Paschi di Siena SPA[g,o]	12,980
92,764	Bank of America Corporation	2,836,723
1,486	Bank of Marin Bancorp	62,932
2,014	Bank of Montreal	159,082
9,616	BankFinancial Corporation	144,336
4,912	Bankinter SA	39,263
5,190	Berkshire Hathaway, Inc.[o]	1,124,725
420	BlackRock, Inc.	203,801
14,700	Blackstone Group, LP	580,062
1,770	BOK Financial Corporation	154,238
36,055	Boston Private Financial Holdings, Inc.	412,830
108,672	BrightSphere Investment Group	1,593,132
10,068	Brown & Brown, Inc.	319,659
1,448	Byline Bancorp, Inc.[o]	28,989
8,920	Capital One Financial Corporation	828,044
7,812	Cboe Global Markets, Inc.	793,777
12,512	Central Pacific Financial Corporation	375,485
9,968	Charles Schwab Corporation	456,335
3,400	Chubb, Ltd.	493,680
12,387	CI Financial Corporation	178,172
5,937	Cincinnati Financial Corporation	571,021
30,897	Citigroup, Inc.	2,184,418
4,674	Citizens Financial Group, Inc.	169,199
5,612	CNP Assurances[g]	132,560
2,508	Cohen & Steers, Inc.	125,776
10,256	Colony Capital, Inc.	52,716
18,802	Comerica, Inc.	1,477,649
13,530	Community Trust Bancorp, Inc.	571,643
3,147	Deutsche Pfandbriefbank AGh	43,941
8,897	Direct Line Insurance Group plc	38,284
23,239	Discover Financial Services	1,893,746
4,765	DnB ASA[g,o]	91,627
69,970	Dynex Capital, Inc.	426,817
44,733	E*TRADE Financial Corporation	2,266,174
35,612	East West Bancorp, Inc.	1,833,306
4,148	Ellington Residential Mortgage REIT	49,029
655	Employers Holdings, Inc.	28,113
7,806	Enterprise Financial Services Corporation	332,067
11,488	Essent Group, Ltd.[o]	545,106
2,711	Euronext NVh	188,367
3,096	FBL Financial Group, Inc.	193,407
266	Federal Agricultural Mortgage Corporation	20,344
7,097	FGL Holdings	60,537
28,176	Fifth Third Bancorp	812,032
9,799	Financial Institutions, Inc.	269,473
3,598	Finecobank Banca Fineco SPA	47,393
14,438	First American Financial Corporation	823,832
17,103	First Busey Corporation	441,942
1,991	First Citizens BancShares, Inc.	892,466
19,248	First Defiance Financial Corporation	568,009
914	First Financial Bancorp	22,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Financials (3.2%) - continued
7,585	First Financial Corporation	$312,274
75,940	First Hawaiian, Inc.	2,099,741
8,570	First Interstate BancSystem, Inc.	362,168
864	First Merchants Corporation	31,683
486	First Mid-Illinois Bancshares, Inc.	16,762
4,285	First Midwest Bancorp, Inc.	91,999
1,531	First of Long Island Corporation	35,626
6,304	First Republic Bank	665,828
22,461	FlexiGroup, Ltd.	22,122
2,655	Genworth MI Canada, Inc.	82,502
1,050	Goldman Sachs Group, Inc.	216,216
15,019	Great Southern Bancorp, Inc.	870,351
21,103	Hamilton Lane, Inc.	1,031,093
8,585	Hancock Whitney Corporation	375,508
31,301	Hartford Financial Services Group, Inc.	1,637,355
1,193	Heartland Financial USA, Inc.	53,566
34,973	Heritage Commerce Corporation	437,862
12,368	Hometrust Bancshares, Inc.	313,652
4,255	Horace Mann Educators Corporation	164,158
16,887	Horizon Bancorp, Inc.	274,752
4,365	Houlihan Lokey, Inc.	215,282
22,540	Huntington Bancshares, Inc.	313,757
4,893	IBERIABANK Corporation	388,994
14,704	Independent Bank Corporation	316,577
13,282	Interactive Brokers Group, Inc.	720,416
19,641	Intercontinental Exchange, Inc.	1,597,795
459	Investor AB	21,891
8,578	J.P. Morgan Chase & Company	995,477
4,180	Kemper Corporation	375,698
56,076	KeyCorp	984,134
3,484	KKR Real Estate Finance Trust, Inc.	70,272
6,815	Lakeland Bancorp, Inc.	112,856
597	Laurentian Bank of Canada	18,912
282,915	Lloyds TSB Group plc	231,378
10,298	Loews Corporation	528,184
6,481	M&T Bank Corporation	1,102,224
12,085	Manulife Financial Corporation	222,540
350	Markel Corporation[o]	375,029
1,546	MarketAxess Holdings, Inc.	430,298
65,088	Medibank Private, Ltd.	131,176
2,113	Mercantile Bank Corporation	71,419
29,721	Meridian Bancorp, Inc.	511,796
9,450	MetLife, Inc.	435,929
19,747	MidWestOne Financial Group, Inc.	556,470
7,920	Morgan Stanley	382,140
3,553	MSCI, Inc.	800,775
1,092	National Bank of Canada	52,020
223	National Western Life Group, Inc.	59,479
4,660	Newmark Group, Inc.	39,703
1,084	Northern Trust Corporation	106,828
8,475	Old Second Bancorp, Inc.	112,294
1,991	Pacific Premier Bancorp, Inc.	57,878
7,181	PacWest Bancorp	284,009
671	Paragon Banking Group plc	4,019
1,019	Pargesa Holding SA	80,082
309	Park National Corporation	30,183
12,548	PCSB Financial Corporation	239,039
544	Peapack-Gladstone Financial Corporation	15,738
2,356	Peoples Bancorp, Inc.	76,994
542	Piper Jaffray Companies	43,685
1,845	Primerica, Inc.	240,385
2,122	Provident Financial Services, Inc.	56,275
3,100	Prudential Financial, Inc.	327,701
9,809	QCR Holdings, Inc.	335,566
10,200	Radian Group, Inc.	238,884
16,061	Raymond James Financial, Inc.	1,470,706
5,323	Reinsurance Group of America, Inc.	806,488
1,000	Resona Holdings, Inc.	4,245
1,367	S&P Global, Inc.	301,642
21,561	Sandy Spring Bancorp, Inc.	752,263
26,034	Santander Consumer USA Holdings Inc.	555,826
23,120	Seacoast Banking Corporation of Florida[o]	655,683
12,884	SEI Investments Company	701,534
800	Senshu Ikeda Holdings, Inc.	1,988
92,504	SLM Corporation	939,841
3,916	State Auto Financial Corporation	131,695
2,920	State Street Corporation	197,567
10,345	Stifel Financial Corporation	617,286
6,051	SVB Financial Group[o]	1,523,158
8,868	Synovus Financial Corporation	326,874
3,672	Territorial Bancorp, Inc.	106,304
1,151	Topdanmark AS	62,102
1,430	Tradeweb Markets, Inc.[o]	57,558
8,659	TriCo Bancshares	345,581
53,213	TrustCo Bank Corporation	425,704
9,220	U.S. Bancorp	491,610
3,401	Umpqua Holdings Corporation	59,041
5,454	United Community Banks, Inc.	153,148
28,555	United Financial Bancorp, Inc.	376,640
2,391	Univest Financial Corporation	60,301
1,765	Unum Group	65,164
8,111	Walker & Dunlop, Inc.	445,699
5,709	Washington Trust Bancorp, Inc.	295,783
3,013	Western Alliance Bancorp[o]	143,961
536	Westwood Holdings Group, Inc.	16,771
24,832	Wintrust Financial Corporation	1,892,198
21,630	WSFS Financial Corporation	933,983
39,607	Zions Bancorporations NA	1,953,813

	Total	80,493,997

Health Care (2.5%)
6,935	Abbott Laboratories	551,749
2,819	ABIOMED, Inc.[o]	782,019
7,399	Aerie Pharmaceuticals, Inc.[o]	282,272
33,484	Agilent Technologies, Inc.	2,628,494
7,335	AmerisourceBergen Corporation	548,365
9,374	Amgen, Inc.	1,680,946
878	Amplifon SPA	16,891
6,600	Ardelyx, Inc.[o]	22,440
3,519	Arena Pharmaceuticals, Inc.[o]	160,994
11,740	Array BioPharma, Inc.[o]	265,441
239	Atrion Corporation	210,320
1,410	Biogen, Inc.[o]	323,228
14,657	BioMarin Pharmaceutical, Inc.[o]	1,253,613
656	Bio-Rad Laboratories, Inc.[o]	197,410
3,752	Bio-Techne Corporation	767,622
35,029	Bruker Corporation	1,352,119
28,928	Catalent, Inc.[o]	1,296,553
7,363	Charles River Laboratories International, Inc.[o]	1,034,281
7,355	Cigna Holding Company	1,168,268
6,453	Concert Pharmaceuticals, Inc.[o]	66,337
14,787	CVS Health Corporation	804,117
11,057	Danaher Corporation	1,464,389
4,874	Dexcom, Inc.[o]	590,095
4,428	Edwards Lifesciences Corporation[o]	779,638
28,740	GenMark Diagnostics, Inc.[o]	208,078
30,279	Gilead Sciences, Inc.	1,969,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Health Care (2.5%) - continued
581	GN Store Nord AS	$29,779
33,131	Halozyme Therapeutics, Inc.[o]	534,403
5,755	Hill-Rom Holdings, Inc.	583,672
4,140	Humana, Inc.	1,057,397
1,260	Illumina, Inc.[o]	393,120
7,393	Immunomedics, Inc.[o]	118,436
12,919	Inogen, Inc.[o]	1,127,829
12,790	Inspire Medical Systems, Inc.[o]	661,115
10,232	Intersect ENT, Inc.[o]	332,438
2,845	Intra-Cellular Therapies, Inc.[o]	37,469
1,192	Intuitive Surgical, Inc.[o]	608,671
7,300	Jazz Pharmaceuticals, Inc.[o]	947,321
26,135	Johnson & Johnson	3,690,262
400	KYORIN Holdings, Inc.	7,517
1,072	Laboratory Corporation of America Holdings[o]	171,434
12,445	LHC Group, Inc.[o]	1,382,764
3,972	Ligand Pharmaceuticals, Inc.[o]	499,876
117	LNA Sante	6,043
7,879	Magellan Health Services, Inc.[o]	551,530
165	Masimo Corporation[o]	21,475
4,197	McKesson Corporation	500,492
24,942	Medtronic plc	2,215,099
20,900	Merck & Company, Inc.	1,645,039
9,591	Merit Medical Systems, Inc.[o]	538,822
20,745	Natera, Inc.[o]	396,437
7,080	National Healthcare Corporation	534,044
5,722	Neurocrine Biosciences, Inc.[o]	413,357
2,746	Nevro Corporation[o]	169,456
5,265	Novartis AG	431,415
9,717	Novo Nordisk AS	476,080
5,415	Novocure, Ltd.[o]	238,639
4,830	NuVasive, Inc.[o]	292,698
2,752	Omnicell, Inc.[o]	221,151
40,878	Optinose, Inc.[g,o]	407,145
2,260	Orthifix Medical, Inc.[o]	123,825
3,267	PerkinElmer, Inc.	313,109
38,959	Pfizer, Inc.	1,582,125
496	Phibro Animal Health Corporation	17,216
256	Recordati SPA	10,344
5,428	ResMed, Inc.	567,280
1,541	Roche Holding AG	406,613
3,922	Sage Therapeutics, Inc.[o]	659,798
6,913	Syneos Health, Inc.[o]	324,427
13,549	Tactile Systems Technology, Inc.[o]	674,198
7,913	Teleflex, Inc.	2,264,542
8,118	Thermo Fisher Scientific, Inc.	2,252,339
12,522	UnitedHealth Group, Inc.	2,918,503
4,357	Universal Health Services, Inc.	552,773
8,175	Valeant Pharmaceuticals International, Inc.[o]	188,761
6,345	Varian Medical Systems, Inc.[o]	863,999
16,350	Veeva Systems, Inc.[o]	2,286,875
5,716	Vertex Pharmaceuticals, Inc.[o]	965,890
1,024	West Pharmaceutical Services, Inc.	126,761
70,886	Wright Medical Group NVg,o	2,096,099
18,265	Zoetis, Inc.	1,860,108

	Total	62,723,035

Industrials (3.4%)
3,105	3M Company	588,429
19,660	Acco Brands Corporation	179,692
4,437	ACS Actividades de Construccion y Servicios, SA	204,042
1,325	Acuity Brands, Inc.	193,887
8,172	Aegion Corporation[o]	162,704
12,437	Aerojet Rocketdyne Holdings, Inc.[o]	421,117
8,709	AGCO Corporation	616,423
1,079	Alamo Group, Inc.	111,828
22,727	AMETEK, Inc.	2,003,840
7,207	Arcosa, Inc.	224,354
7,942	ASGN, Inc.[o]	500,664
1,731	Astronics Corporation[o]	57,712
7,374	Atlas Copco AB, Class A	230,174
6,496	Atlas Copco AB, Class B	185,020
27,610	AZZ, Inc.	1,311,199
2,379	Boeing Company	898,524
2,875	Brink’s Company	229,799
373	Bureau Veritas SA	9,455
17,733	BWX Technologies, Inc.	906,156
7,697	Carlisle Companies, Inc.	1,088,510
21,155	Casella Waste Systems, Inc.[o]	789,505
49,335	CBIZ, Inc.[o]	952,659
130	Chase Corporation	12,177
784	CIA De Distribucion Integral	18,600
902	Columbus McKinnon Corporation	35,503
39,841	Costamare, Inc.	240,640
1,715	CRA International, Inc.	89,317
23,284	Crane Company	1,980,304
2,123	CSW Industrials, Inc.[o]	127,274
9,255	CSX Corporation	736,976
296	Cummins, Inc.	49,222
18,922	Curtiss-Wright Corporation	2,155,973
12,930	Delta Air Lines, Inc.	753,690
4,829	Douglas Dynamics, Inc.	182,343
4,850	Dover Corporation	475,494
35,084	EMCOR Group, Inc.	2,951,968
14,917	Emerson Electric Company	1,058,958
8,020	Encore Wire Corporation	475,506
1,089	Ennis, Inc.	21,976
5,149	ESCO Technologies, Inc.	386,175
32,579	Federal Signal Corporation	937,298
11,497	Forrester Research, Inc.	584,737
352	Franklin Electric Company, Inc.	17,199
6,546	General Dynamics Corporation	1,169,901
5,762	Gorman-Rupp Company	191,875
6,328	Granite Construction, Inc.	284,064
10,302	GWA Group, Ltd.	24,468
14,774	Healthcare Services Group, Inc.[g]	500,100
9,202	Heico Corporation	971,087
1,309	Herc Holdings, Inc.[o]	63,041
909	Hillenbrand, Inc.	39,105
1,900	Hino Motors, Ltd.	18,013
1,000	Hitachi Zosen Corporation	3,099
20,262	Honeywell International, Inc.	3,518,091
1,985	Hub Group, Inc.[o]	82,516
15,428	Hubbell, Inc.	1,968,613
2,225	Huntington Ingalls Industries, Inc.	495,240
1,386	Hyster-Yale Materials Handling, Inc.	92,335
3,145	ICF International, Inc.	244,901
8,754	IDEX Corporation	1,371,402
2,461	Illinois Tool Works, Inc.	383,005
1,300	Inaba Denki Sangyo Company, Ltd.	52,960
13,004	Ingersoll-Rand plc	1,594,420
62,803	Interface, Inc.	1,007,360
6,425	JB Hunt Transport Services, Inc.	607,034
9,130	Johnson Controls International plc	342,375
5,360	KAR Auction Services, Inc.	302,733
3,624	Kelly Services, Inc.	80,670
25,662	KeyW Holding Corporation[o]	291,007
16,921	Kforce, Inc.	609,494
1,665	Koninklijke Philips NV	71,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Industrials (3.4%) - continued
10,631	Korn Ferry	$499,870
28,930	Lincoln Electric Holdings, Inc.	2,524,721
4,188	Lockheed Martin Corporation	1,395,986
1,700	Marubeni Corporation	12,181
30,292	Masonite International Corporation[o]	1,559,735
1,075	Meggitt plc	7,650
9,236	Mercury Systems, Inc.[o]	674,413
42,065	Milacron Holdings Corporation[o]	614,570
1,000	Mitsuboshi Belting, Ltd.	18,998
1,000	Mitsui & Company, Ltd.	16,175
6,814	Moog, Inc.	638,063
53,856	MRC Global, Inc.[o]	933,324
19,163	Mueller Industries, Inc.	558,985
12,887	Mueller Water Products, Inc.	138,277
4,009	National Express Group plc	21,486
33,001	NCI Building Systems, Inc.[o]	188,766
3,200	Nitto Kogyo Corporation	62,824
1,629	Nobina ABh	10,459
5,672	Norfolk Southern Corporation	1,157,201
1,208	Northgate plc	5,797
5,041	Old Dominion Freight Line, Inc.	752,520
3,499	Oshkosh Corporation	288,982
7,564	PageGroup plc	53,177
6,733	Parker Hannifin Corporation	1,219,212
16,732	Primoris Services Corporation	366,765
2,496	Raven Industries, Inc.	97,119
5,936	Raytheon Company	1,054,174
26,324	Regal-Beloit Corporation	2,239,646
10,609	RELX plc	243,749
7,323	Resources Connection, Inc.	117,607
38,463	Ritchie Brothers Auctioneers, Inc.	1,338,128
2,006	Rockwell Automation, Inc.	362,504
75	Rockwool International AS	20,066
4,999	Roper Industries, Inc.	1,798,140
422	Rush Enterprises, Inc.	17,897
5,010	Sandvik AB	92,777
856	Schindler Holding AG, Participation Certificate	185,003
12,280	SiteOne Landscape Supply, Inc.[o]	826,444
7,178	SKF AB	133,238
34,575	Southwest Airlines Company	1,875,002
12,608	SP Plus Corporation[o]	435,228
524	Spirax-Sarco Engineering plc	56,497
7,858	SPX Corporation[o]	286,817
27,400	SPX FLOW, Inc.[o]	984,756
18,088	Standex International Corporation	1,195,074
9,500	Sumitomo Corporation	136,162
16,700	Sumitomo Electric Industries, Ltd.	222,205
400	Taikisha, Ltd.	12,089
500	Teijin, Ltd.	8,601
2,515	Teledyne Technologies, Inc.[o]	625,003
1,300	Toppan Forms Company, Ltd.	11,889
13,982	TPI Composites, Inc.[o]	432,743
884	Transcontinental, Inc.	10,624
1,821	TransDigm Group, Inc.[o]	878,669
1,831	TransUnion	127,529
23,990	TriMas Corporation[o]	742,011
1,000	Tsubakimoto Chain Company	37,275
1,141	UniFirst Corporation	180,426
3,650	United Continental Holdings, Inc.[o]	324,339
3,629	United Parcel Service, Inc.	385,472
7,446	United Rentals, Inc.[o]	1,049,290
18,254	United Technologies Corporation	2,603,203
10,304	Universal Truckload Services, Inc.	251,624
11,614	Valmont Industries, Inc.	1,566,032
15,035	Verisk Analytics, Inc.	2,122,040
2,350	WABCO Holdings, Inc.[o]	311,234
7,243	WageWorks, Inc.[o]	353,386
27,557	Waste Connections, Inc.	2,556,463
2,197	Watsco, Inc.	348,159
796	Watts Water Technologies, Inc.	68,130
19,450	Willdan Group, Inc.[o]	768,858
9,843	Xylem, Inc.	820,906
600	Yuasa Trading Company, Ltd.	17,116

	Total	85,588,915

Information Technology (4.2%)
7,047	Accenture plc	1,287,275
5,520	Advanced Energy Industries, Inc.[o]	318,835
44,980	Advanced Micro Devices, Inc.[o]	1,242,797
16,433	Akamai Technologies, Inc.[o]	1,315,626
2,050	Alliance Data Systems Corporation	328,205
663	Altisource Portfolio Solutions SAo	15,693
2,635	Amadeus IT Holding SA	210,002
2,433	American Software, Inc.	31,507
37,625	Amphenol Corporation	3,745,945
2,757	ANSYS, Inc.[o]	539,821
18,943	Apple, Inc.	3,801,292
5,916	Arista Networks, Inc.[o]	1,847,508
22,592	Arrow Electronics, Inc.[o]	1,909,250
2,990	Atkore International Group, Inc.[o]	74,032
5,020	Atlassian Corporation plc[o]	552,953
3,490	Autodesk, Inc.[o]	621,953
9,415	Automatic Data Processing, Inc.	1,547,732
27,330	Benchmark Electronics, Inc.	738,730
17,609	Blackline, Inc.[o]	899,468
24,038	Booz Allen Hamilton Holding Corporation	1,425,213
681	Broadridge Financial Solutions, Inc.	80,447
1,074	CACI International, Inc.[o]	209,366
10,600	Canon, Inc.	294,130
2,230	Capgemini SA	270,621
28,131	CDK Global, Inc.	1,696,862
4,670	CDW Corporation	493,152
5,061	CGI, Inc.[o]	364,285
28,246	Ciena Corporation[o]	1,083,517
108,490	Cisco Systems, Inc.	6,070,016
94,135	Clearwater Energy, Inc., Class A	1,446,855
6,003	Cognex Corporation	302,731
14,526	Cognizant Technology Solutions Corporation	1,059,817
2,251	Cohu, Inc.	33,382
3,886	CommVault Systems, Inc.[o]	204,404
27	Computer Services, Inc.	1,762
7,795	Computershare, Ltd.	98,063
22,167	CoreLogic, Inc.[o]	900,202
7,276	Coupa Software, Inc.[o]	751,829
2,548	CSG Systems International, Inc.	113,768
9,728	Descartes Systems Group, Inc.[o]	388,925
25,421	DocuSign, Inc.[o]	1,440,608
61,863	Dolby Laboratories, Inc.	4,001,917
1,634	DXC Technology Company	107,419
7,986	Ebix, Inc.[g]	403,133
4,005	Envestnet, Inc.[o]	284,315
3,450	Euronet Worldwide, Inc.[o]	517,121
7,866	ExlService Holdings, Inc.[o]	467,240
2,015	eXp World Holdings, Inc.[o]	21,964
12,610	Five9, Inc.[o]	669,213
12,170	Global Payments, Inc.	1,777,672
20,242	Guidewire Software, Inc.[o]	2,155,773
9,504	Halma plc	223,626

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Information Technology (4.2%) - continued
9,201	International Business Machines Corporation	$1,290,624
4,055	Intuit, Inc.	1,018,048
110	Jenoptik AG	4,354
23,737	Keysight Technologies, Inc.[o]	2,065,831
2,200	KLA-Tencor Corporation	280,456
3,736	Kulicke and Soffa Industries, Inc.	86,937
5,020	Lam Research Corporation	1,041,299
54,766	Lattice Semiconductor Corporation[o]	709,220
3,975	ManTech International Corporation	246,410
10,321	MasterCard, Inc.	2,624,011
10,457	Methode Electronics, Inc.	308,586
48,171	Microsoft Corporation	6,291,133
4,990	MicroStrategy, Inc.[o]	747,003
9,275	MoneyGram International, Inc.[o]	30,700
19,541	Monolithic Power Systems, Inc.	3,042,729
28,767	Monotype Imaging Holdings, Inc.	495,943
12,718	National Instruments Corporation	599,018
1,700	NEC Networks & System Integration Corporation	40,953
22,141	New Relic, Inc.[o]	2,330,119
7,077	Nice, Ltd. ADR[o]	975,635
4,647	Novanta, Inc.[o]	404,382
2,548	NVIDIA Corporation	461,188
51,776	Oracle Corporation	2,864,766
4,494	Palo Alto Networks, Inc.[o]	1,118,242
8,029	PayPal Holdings, Inc.[o]	905,430
2,117	Pegasystems, Inc.	158,796
6,068	Plexus Corporation[o]	365,172
18,873	Presidio, Inc.	283,472
8,540	Progress Software Corporation	389,509
13,199	Proofpoint, Inc.[o]	1,655,419
12,262	Q2 Holdings, Inc.[o]	924,800
4,760	QUALCOMM, Inc.	409,979
36,092	Quantenna Communications, Inc.[o]	878,840
10,942	Rogers Corporation[o]	1,833,004
14,038	Rudolph Technologies, Inc.[o]	339,579
600	Ryoyo Electro Corporation	9,238
30,077	SailPoint Technologies Holdings, Inc.[o]	849,976
8,222	Salesforce.com, Inc.[o]	1,359,508
7,302	ScanSource, Inc.[o]	274,920
1,359	Science Applications International Corporation	101,857
7,298	ServiceNow, Inc.[o]	1,981,480
7,100	Shinko Electric Industries Company, Ltd.	62,659
2,039	Silicon Laboratories, Inc.[o]	219,519
1,693	Splunk, Inc.[o]	233,702
4,281	Sykes Enterprises, Inc.[o]	118,798
29,555	Synopsys, Inc.[o]	3,578,519
5,474	Teradata Corporation[o]	248,903
5,555	Teradyne, Inc.	272,195
18,515	Texas Instruments, Inc.	2,181,622
475	Trimble, Inc.[o]	19,390
7,909	Tyler Technologies, Inc.[o]	1,834,176
3,020	Universal Display Corporation[g]	481,992
1,285	Verint Systems, Inc.[o]	77,601
18,207	Virtusa Corporation[o]	1,011,399
8,852	Visa, Inc.	1,455,534
15,396	Xilinx, Inc.	1,849,675
17,104	Zuora, Inc.[o]	377,998

	Total	106,210,220

Materials (0.7%)
10,800	Alcoa Corporation[o]	288,144
2,347	Avery Dennison Corporation	259,696
1,442	Balchem Corporation	146,377
4,400	Ball Corporation	263,736
12,324	BHP Group plc	290,903
7,241	BHP Group, Ltd.	191,614
205	Boliden ABo	6,101
9,475	Celanese Corporation	1,022,258
11,090	CF Industries Holdings, Inc.	496,610
3,656	Chemours Company	131,653
6,188	Continental Building Products, Inc.[o]	158,722
8,603	Eastman Chemical Company	678,605
18,780	Ferroglobe Representation & Warranty Insurance Trust[c,o]	2
248	Fuchs Petrolub SE	10,813
3,368	Granges AB	36,568
2,297	Hexpol AB	17,942
800	Hokuetsu Corporation	4,364
839	Innophos Holdings, Inc.	27,007
13,225	Innospec, Inc.	1,121,744
6,100	JFE Holdings, Inc.	104,968
4,700	JSR Corporation	71,715
6,244	Kadant, Inc.	612,474
7,552	Kaiser Aluminum Corporation	743,117
1,435	Koninklijke DSM NV	164,124
2,047	Kraton Performance Polymers, Inc.[o]	67,182
3,200	Kyoei Steel, Ltd.	53,171
500	Lintec Corporation	10,798
5,300	Martin Marietta Materials, Inc.	1,176,070
1,165	Materion Corporation	67,605
6,577	Mercer International, Inc.	93,130
1,812	Methanex Corporation	99,515
10,573	Minerals Technologies, Inc.	663,667
8,800	Mitsubishi Gas Chemical Company, Inc.	132,113
17,994	Myers Industries, Inc.	321,913
2,700	Nippon Kayaku Company, Ltd.	31,729
10,400	Nippon Steel Corporation	186,023
9,774	Nucor Corporation	557,802
19,930	Nutanix, Inc.[o]	860,777
2,335	Olympic Steel, Inc.	37,874
44,890	OMNOVA Solutions, Inc.[o]	332,186
11,675	Owens-Illinois, Inc.	230,698
3,241	Packaging Corporation of America	321,378
24,168	Reliance Steel & Aluminum Company	2,222,489
8,969	Ryerson Holding Corporation[o]	77,582
7,026	Sandfire Resources NL	34,947
100	Sanyo Special Steel Company, Ltd.	2,005
16,221	Schweitzer-Mauduit International, Inc.	576,981
4,783	Scotts Miracle-Gro Company	406,651
14,446	Steel Dynamics, Inc.	457,649
400	Taiyo Holdings Company, Ltd.	14,090
2,300	Toagosei Company, Ltd.	25,108
1,953	United States Lime & Minerals, Inc.	158,037
8,504	UPM-Kymmene Oyj	240,110
8,771	Verso Corporation[o]	195,769
1,049	Worthington Industries, Inc.	42,096

	Total	16,546,402

Real Estate (0.8%)
1,435	Acadia Realty Trust	40,524
3,972	Agree Realty Corporation	260,047
7,414	Alexander & Baldwin, Inc.	175,119
2,100	Alexandria Real Estate Equities, Inc.	299,019
371	American Assets Trust, Inc.	17,136
9,851	American Campus Communities, Inc.	464,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Real Estate (0.8%) - continued
6,052	Apartment Investment & Management Company	$298,727
6,270	Apple Hospitality REIT, Inc.	103,141
8,525	Ares Commercial Real Estate Corporation	129,580
7,037	Armada Hoffler Properties, Inc.	113,648
17,543	Ashford Hospitality Trust, Inc.	96,662
1,919	BBX Capital Corporation	10,631
2,087	Bluerock Residential Growth REIT, Inc.	23,395
3,939	Brandywine Realty Trust	60,621
24,477	Brixmor Property Group, Inc.	437,649
6,614	Camden Property Trust	665,699
774	CareTrust REIT, Inc.	18,770
443	Castellum AB	7,965
32,168	CBL & Associates Properties, Inc.	32,490
28,663	Cedar Realty Trust, Inc.	87,995
7,005	Chatham Lodging Trust	137,928
576	Chesapeake Lodging Trust	16,416
1,203	Choice Properties REIT	12,248
5,403	City Office REIT, Inc.	62,675
743	Columbia Property Trust, Inc.	16,874
4,166	CoreCivic, Inc.	86,694
4,549	Corepoint Lodging, Inc.	56,863
4,480	CoreSite Realty Corporation	490,157
7,092	Corporate Office Properties Trust	197,725
44,890	Cousins Properties, Inc.	429,597
2,277	CubeSmart	72,659
3,508	CyrusOne, Inc.	195,361
1,700	Daito Trust Construction Company, Ltd.	227,636
403	Deutsche EuroShop AG	12,111
3,463	DiamondRock Hospitality Company	37,608
1,750	Digital Realty Trust, Inc.	205,993
7,163	Douglas Emmett, Inc.	295,044
7,750	Duke Realty Corporation	241,180
1,038	EastGroup Properties, Inc.	118,675
10,513	Empire State Realty Trust, Inc.	162,531
3,581	EPR Properties	282,398
3,778	Equity Commonwealth	120,140
4,332	Equity Lifestyle Properties, Inc.	505,544
6,019	Farmland Partners, Inc.	39,485
1,514	First Industrial Realty Trust, Inc.	53,399
842	Four Corners Property Trust, Inc.	23,946
15,942	Franklin Street Properties Corporation	125,304
11,018	Gaming and Leisure Properties, Inc.	444,907
9,561	GEO Group, Inc.	191,411
3,553	Getty Realty Corporation	115,224
5,790	Gladstone Commercial Corporation	125,933
775	Global Net Lease, Inc.	14,779
1,823	Granite REIT	82,992
776	H&R REIT	13,259
6,223	Healthcare Realty Trust, Inc.	192,166
11,309	Healthcare Trust of America, Inc.	311,902
10,152	Highwoods Properties, Inc.	452,576
15,726	Hospitality Properties Trust	408,876
10,457	Host Hotels & Resorts, Inc.	201,193
430	Howard Hughes Corporation[o]	47,730
4,126	Hudson Pacific Properties, Inc.	143,832
19,000	Hysan Development Company, Ltd.	106,490
1,987	Industrial Logistics Properties Trust	39,442
1,487	Investors Real Estate Trust	89,636
8,559	iSTAR Financial, Inc.	74,207
4,731	JBG SMITH Properties	201,304
2,842	Jones Lang LaSalle, Inc.	439,288
5,417	Kilroy Realty Corporation	416,621
5,509	Kite Realty Group Trust	86,987
4,199	Klepierre SA	149,208
4,724	Lamar Advertising Company	390,533
4,808	Lexington Realty Trust	43,609
3,160	Liberty Property Trust	156,862
1,528	Life Storage, Inc.	145,603
457	LTC Properties, Inc.	20,592
1,819	Mack-Cali Realty Corporation	42,346
13,478	Medical Properties Trust, Inc.	235,326
1,191	MGM Growth Properties LLC	38,422
88,117	Mirvac Group	176,401
8,079	Monmouth Real Estate Investment Corporation	111,005
1,212	National Health Investors, Inc.	91,421
5,469	National Storage Affiliates Trust	160,023
3,931	Office Properties Income Trust	106,687
7,720	Omega Healthcare Investors, Inc.	273,211
3,888	One Liberty Properties, Inc.	110,030
10,326	Outfront Media, Inc.	246,069
5,541	Paramount Group, Inc.	80,289
6,950	Pebblebrook Hotel Trust	226,292
12,094	Pennsylvania REIT	72,806
17,292	Physicians Realty Trust	312,294
2,674	Piedmont Office Realty Trust, Inc.	55,673
6,678	PotlatchDeltic Corporation	258,171
519	PS Business Parks, Inc.	79,729
3,875	QTS Realty Trust, Inc.	175,731
1,954	Quebecor, Inc.	48,730
5,978	Rayonier, Inc. REIT	190,041
2,938	RE/MAX Holdings, Inc.	127,304
14,483	Realogy Holdings Corporation[g]	188,569
3,492	Redfin Corporation[g,o]	72,215
2,517	Retail Opportunity Investments Corporation	44,173
18,116	Retail Properties of America, Inc.	222,646
5,549	RLJ Lodging Trust	102,157
774	RMR Group, Inc.	44,768
6,000	Road King Infrastructure, Ltd.	13,625
6,901	RPT Realty	83,709
2,923	Ryman Hospitality Properties	232,671
14,003	Sabra Health Care REIT, Inc.	273,899
1,062	Saul Centers, Inc.	56,658
7,334	SBA Communications Corporation[o]	1,494,156
2,831	Scentre Group	7,637
17,513	Senior Housing Property Trust	140,629
2,777	Seritage Growth Properties	123,826
3,576	SITE Centers Corporation	47,346
5,163	Spirit Realty Capital, Inc.	208,895
7,150	St. Joe Company[o]	121,836
2,574	STAG Industrial, Inc.	74,080
6,517	Store Capital Corporation	217,146
12,696	Summit Hotel Properties, Inc.	147,401
6,315	Sunstone Hotel Investors, Inc.	90,936
1,000	Swire Pacific, Ltd.	12,663
3,925	Tanger Factory Outlet Centers, Inc.	70,886
2,368	Taubman Centers, Inc.	116,742
5,503	Terreno Realty Corporation	245,709
4,886	UMH Properties, Inc.	68,648
548	Universal Health Realty Income Trust	44,399
9,563	Urban Edge Properties	177,585
3,863	Urstadt Biddle Properties, Inc.	84,716
14,284	VICI Properties, Inc.	325,675
14,946	Vicinity Centres	26,803
19,667	Washington Prime Group, Inc.	87,518
1,203	Washington REIT	33,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (18.8%)	Value
Real Estate (0.8%) - continued
5,535	Weingarten Realty Investors	$160,183
1,003	Weyerhaeuser Company	26,880
14,000	Wing Tai Holdings, Ltd.	21,127
2,700	Xenia Hotels & Resorts, Inc.	58,455

	Total	21,466,079

Utilities (0.2%)
18,122	AGL Energy, Ltd.	284,304
5,350	Alliant Energy Corporation	252,681
6,650	Artesian Resources Corporation	241,262
332	Chesapeake Utilities Corporation	30,756
1,516	Clearwater Energy, Inc., Class C	24,059
4,500	CMS Energy Corporation	249,975
5,220	Consolidated Water Company, Ltd.	66,085
2,407	Contact Energy, Ltd.	10,806
8,428	Enagas SA	240,412
3,000	Entergy Corporation	290,700
8,472	Exelon Corporation	431,648
14,037	MDU Resources Group, Inc.	367,068
3,206	Middlesex Water Company	185,916
2,794	New Jersey Resources Corporation	139,924
1,964	NorthWestern Corporation	137,185
4,754	PNM Resources, Inc.	220,776
3,800	Public Service Enterprise Group, Inc.	226,670
1,819	Southwest Gas Holdings, Inc.	151,323
7,614	UGI Corporation	415,039
814	Unitil Corporation	46,325

	Total	4,012,914

	Total Common Stock (cost $378,345,474)	471,199,254

Contracts	Options Purchased (<0.1%)	Value
	FNMA Conventional 30-Yr. Pass Through Put Option
55	$99.73, expires 6/7/2019[c]	8,078

	Total Options Purchased (cost $77,344)	8,078

Shares	Collateral Held for Securities Loaned (0.6%)	Value
13,939,085	Thrivent Cash Management Trust	13,939,085

	Total Collateral Held for Securities Loaned (cost $13,939,085)	13,939,085

Shares or Principal Amount	Short-Term Investments (14.0%)	Value
	Federal Home Loan Bank Discount Notes
1,400,000	2.400%, 5/10/2019[p,q]	1,399,157
900,000	2.435%, 5/17/2019[p,q]	899,036
1,500,000	2.415%, 5/20/2019[p,q]	1,498,092
3,700,000	2.415%, 5/21/2019[p,q]	3,695,046
1,900,000	2.385%, 6/19/2019[p,q]	1,893,767
100,000	2.390%, 6/25/2019[p,q]	99,632
3,500,000	2.393%, 7/5/2019[p,q]	3,484,770
2,300,000	2.390%, 7/10/2019[p,q]	2,289,222
	Thrivent Core Short-Term Reserve Fund
33,361,182	2.690%	333,611,822
	U.S. Treasury Bills
800,000	2.455%, 5/23/2019[p]	798,847

	Total Short-Term Investments (cost $349,669,587)	349,669,391

	Total Investments (cost $2,397,482,849) 109.7%	$2,743,726,152

	Other Assets and Liabilities, Net (9.7%)	(243,161,072)

	Total Net Assets 100.0%	$2,500,565,080

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g	All or a portion of the security is on loan.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $96,556,344 or 3.9% of total net assets.

i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
k	All or a portion of the security is insured or guaranteed.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	All or a portion of the security was earmarked to cover written options.
n	Defaulted security. Interest is not being accrued.
o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of April 30, 2019:

Securities Lending Transactions
Common Stock	$10,489,747
Long-Term Fixed Income	3,069,116

Total lending	$13,558,863
Gross amount payable upon return of collateral for securities loaned	$13,939,085

Net amounts due to counterparty	$380,222

Definitions:
ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$252,424	5.233%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$251,793
	Big River Steel, LLC, Term Loan
221,625	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	223,010
	Chemours Company, Term Loan
287,100	4.240%, (LIBOR 1M + 1.750%), 4/3/2025[b]	285,664
	Contura Energy, Inc., Term Loan
478,937	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	478,339
	Hexion International Holdings BV, Term Loan
50,000	5.600%, (LIBOR 3M + 3.000%), 10/12/2020[b]	50,063
	Momentive Performance Materials USA, LLC, Term Loan
150,000	Zero Coupon, (LIBOR 3M + 3.250%), 4/18/2024[b,c,d,e]	150,188
	MRC Global (US), Inc., Term Loan
989,975	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	991,836
	Peabody Energy Corporation, Term Loan
163,350	5.233%, (LIBOR 1M + 2.750%), 3/31/2025[b]	162,533
	Pixelle Specialty Solutions, LLC, Term Loan
259,350	8.483%, (LIBOR 1M + 6.000%), 10/31/2024[b]	252,866
	Starfruit US Holdco, LLC, Term Loan
165,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	164,279

	Total	3,010,571

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
193,796	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	194,102
	GFL Environmental, Inc., Term Loan
233,822	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	231,666
	Navistar, Inc., Term Loan
113,563	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	113,506
	Sotera Health Holdings, LLC, Term Loan
228,501	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	226,502
	Vertiv Group Corporation, Term Loan
599,098	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	572,138

	Total	1,337,914

Communications Services (0.2%)
	Altice France SA, Term Loan
171,500	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	165,391
	CenturyLink, Inc., Term Loan
414,750	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	411,872
	Charter Communications Operating, LLC, Term Loan
350,562	4.490%, (LIBOR 1M + 2.000%), 4/30/2025[b]	351,183
	CommScope Inc., Term Loan
120,000	0.000%, (LIBOR 1M + 3.250%), 4/4/2026[b,d,e]	120,937
	CSC Holdings, LLC, Term Loan
73,500	4.723%, (LIBOR 1M + 2.250%), 7/17/2025[b]	73,122
200,000	5.473%, (LIBOR 1M + 3.000%), 4/15/2027[b]	200,448
	Entercom Media Corporation, Term Loan
16,291	5.229%, (LIBOR 1M + 2.750%), 11/17/2024[b]	16,254
	Frontier Communications Corporation, Term Loan
512,041	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	499,240
	Gray Television, Inc., Term Loan
55,640	4.727%, (LIBOR 1M + 2.250%), 2/7/2024[b]	55,594
	HCP Acquisition, LLC, Term Loan
300,267	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	298,829
	Intelsat Jackson Holdings SA, Term Loan
310,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	309,457
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
880,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	877,800
57,973	9.223%, (LIBOR 1M + 6.750%), 7/7/2023[b,c]	56,814
	Mediacom Illinois, LLC, Term Loan
118,800	4.180%, (LIBOR 1W + 1.750%), 2/15/2024[b]	118,117
	NEP Group, Inc., Term Loan
204,488	5.733%, (LIBOR 1M + 3.250%), 10/20/2025[b]	204,806
30,000	9.483%, (LIBOR 1M + 7.000%), 10/19/2026[b]	29,700
	SBA Senior Finance II, LLC, Term Loan
183,613	4.490%, (LIBOR 1M + 2.000%), 4/11/2025[b]	182,388
	Sprint Communications, Inc., Term Loan
720,300	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	698,871
	Syniverse Holdings, Inc., Term Loan
69,300	7.473%, (LIBOR 1M + 5.000%), 3/9/2023[b]	65,870
	TNS, Inc., Term Loan
347,178	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	344,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Communications Services (0.2%) - continued
	Unitymedia Finance, LLC, Term Loan
$135,000	4.723%, (LIBOR 1M + 2.250%), 1/15/2026[b]	$134,625
	Univision Communications, Inc., Term Loan
236,534	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	227,368
	Virgin Media Bristol, LLC, Term Loan
140,000	4.973%, (LIBOR 1M + 2.500%), 1/15/2026[b]	140,333
	WideOpenWest Finance, LLC, Term Loan
206,850	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	202,934
	Windstream Services, LLC, Term Loan
60,000	0.000%, (LIBOR 3M + 4.500%), 2/26/2021[b,d,e]	60,000
193,515	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	196,902

	Total	6,042,995

Consumer Cyclical (0.1%)
	Boyd Gaming Corporation, Term Loan
44,933	4.668%, (LIBOR 1W + 2.250%), 9/15/2023[b]	44,939
	Cengage Learning, Inc., Term Loan
481,374	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	463,322
	Eldorado Resorts, Inc., Term Loan
32,991	4.750%, (LIBOR 1M + 2.250%), 4/17/2024[b]	32,936
	Four Seasons Hotels, Ltd., Term Loan
202,412	4.483%, (LIBOR 1M + 2.000%), 11/30/2023[b]	202,339
	Golden Entertainment, Inc., Term Loan
381,175	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	381,175
	Golden Nugget, LLC, Term Loan
416,075	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	416,262
	KAR Auction Services, Inc., Term Loan
122,801	5.125%, (LIBOR 3M + 2.500%), 3/9/2023[b]	122,648
	Men’s Warehouse, Inc., Term Loan
208,945	5.752%, (LIBOR 1M + 3.250%), 4/9/2025[b]	201,370
	Mohegan Gaming and Entertainment, Term Loan
285,809	6.483%, (LIBOR 1M + 4.000%), 10/13/2023[b]	273,202
	Penn National Gaming, Inc., Term Loan
164,587	4.733%, (LIBOR 1M + 2.250%), 10/15/2025[b]	164,614
	Scientific Games International, Inc., Term Loan
792,224	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	789,800
	Staples, Inc., Term Loan
110,000	7.101%, (LIBOR 3M + 4.500%), 4/9/2024[b]	108,075
320,000	7.601%, (LIBOR 3M + 5.000%), 4/9/2026[b]	315,840
	Stars Group Holdings BV, Term Loan
199,657	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	200,482
	Wyndham Hotels & Resorts, Inc., Term Loan
139,300	4.233%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,104

	Total	3,856,108

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
553,000	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	538,782
98,750	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	96,961
	Albertson’s, LLC, Term Loan
201,756	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[b]	201,917
259,012	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	259,147
389,025	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	389,270
	Amneal Pharmaceuticals, LLC, Term Loan
223,261	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	223,595
	Bausch Health Companies, Inc., Term Loan
1,059,125	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,063,319
	Endo International plc, Term Loan
618,621	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	610,889
	Grifols Worldwide Operations USA, Inc., Term Loan
298,900	4.674%, (LIBOR 1W + 2.250%), 1/31/2025[b]	299,199
	JBS USA LUX SA, Term Loan
557,746	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	557,691
265,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	265,331
	Libbey Glass, Inc., Term Loan
107,699	5.472%, (LIBOR 1M + 3.000%), 4/9/2021[b,c]	98,006
	McGraw-Hill Global Education Holdings, LLC, Term Loan
594,401	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	566,167
	Revlon Consumer Products Corporation, Term Loan
269,868	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	209,148

	Total	5,379,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Energy (0.1%)
	BCP Raptor II, LLC, Term Loan
$195,000	7.365%, (LIBOR 3M + 4.750%), 12/19/2025[b]	$188,602
	Calpine Corporation, Term Loan
221,547	5.110%, (LIBOR 3M + 2.500%), 1/15/2024[b]	221,727
	CONSOL Energy, Inc., Term Loan
190,000	0.000%, (LIBOR 3M + 2.500%), 9/28/2024[b,d,e]	188,813
	Fieldwood Energy, LLC, Term Loan
190,000	7.733%, (LIBOR 1M + 5.250%), 4/11/2022[b]	182,717
	HFOTCO, LLC, Term Loan
287,825	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	287,105
	McDermott Technology (Americas), Inc., Term Loan
341,550	7.483%, (LIBOR 1M + 5.000%), 5/10/2025[b]	337,885
	Radiate Holdco, LLC, Term Loan
809,673	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	806,782

	Total	2,213,631

Financials (0.2%)
	Cyxtera DC Holdings, Inc., Term Loan
93,337	5.600%, (LIBOR 3M + 3.000%), 5/1/2024[b]	90,654
50,000	9.860%, (LIBOR 3M + 7.250%), 5/1/2025[b]	45,833
	Digicel International Finance, Ltd., Term Loan
459,174	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[b]	410,387
	DTZ U.S. Borrower, LLC, Term Loan
323,375	5.733%, (LIBOR 1M + 3.250%), 8/21/2025[b]	323,375
	Genworth Holdings, Inc., Term Loan
99,000	6.987%, (LIBOR 1M + 4.500%), 3/7/2023[b]	99,743
	GGP Nimbus, LLC, Term Loan
1,079,575	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,055,554
	Grizzly Finco, Term Loan
258,700	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	259,525
	Harland Clarke Holdings Corporation, Term Loan
160,175	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	140,320
	Level 3 Parent, LLC, Term Loan
200,000	4.733%, (LIBOR 1M + 2.250%), 2/22/2024[b]	200,050
	MoneyGram International, Inc., Term Loan
314,838	5.733%, (LIBOR 1M + 3.250%), 3/27/2020[b]	299,546
	Sable International Finance, Ltd., Term Loan
717,227	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	719,830
	Trans Union, LLC, Term Loan
210,919	4.483%, (LIBOR 1M + 2.000%), 4/9/2023[b]	210,919
	Tronox Finance, LLC, Term Loan
471,657	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	472,544

	Total	4,328,280

Technology (0.1%)
	First Data Corporation, Term Loan
235,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[b]	234,929
	Micron Technology, Inc., Term Loan
277,150	4.240%, (LIBOR 1M + 1.750%), 4/26/2022[b]	277,358
	Rackspace Hosting, Inc., Term Loan
652,600	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	616,772
	SS&C Technologies Holdings Europe SARL, Term Loan
104,264	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	104,278
	SS&C Technologies, Inc., Term Loan
145,859	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	145,878

	Total	1,379,215

Utilities (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
599,325	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	581,345
	Core and Main, LP, Term Loan
251,813	5.626%, (LIBOR 3M + 3.000%), 8/1/2024[b]	251,971
	Talen Energy Supply, LLC, Term Loan
200,765	6.490%, (LIBOR 1M + 4.000%), 7/6/2023[b]	200,792

	Total	1,034,108

	Total Bank Loans (cost $28,874,358)	28,582,244

Shares	Registered Investment Companies (48.0%)	Value
Affiliated (46.5%)
3,393,497	Thrivent Core Emerging Markets Debt Fund	32,102,478
8,915,969	Thrivent Core International Equity Fund	85,325,823
8,045,068	Thrivent Core Low Volatility Equity Fund	92,035,580
5,134,248	Thrivent Global Stock Fund, Class S	135,287,432
4,638,444	Thrivent High Yield Fund, Class S	22,032,610
7,039,264	Thrivent Income Fund, Class S	63,986,908
23,986,445	Thrivent International Allocation Fund, Class S	241,783,363
17,517,076	Thrivent Large Cap Growth Fund, Class S	221,240,665
10,294,208	Thrivent Large Cap Value Fund, Class S	230,590,261
2,926,614	Thrivent Limited Maturity Bond Fund, Class S	36,348,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Registered Investment Companies (48.0%)	Value
Affiliated (46.5%) - continued
6,346,474	Thrivent Mid Cap Stock Fund, Class S	$173,068,344
1,818,493	Thrivent Small Cap Stock Fund, Class S	44,916,770

	Total	1,378,718,786

Unaffiliated (1.5%)
36,000	Invesco Senior Loan ETF	826,920
8,933	iShares iBoxx $ High Yield Corporate Bond ETF	776,635
83,695	iShares iBoxx $ Investment Grade Corporate Bond ETF	9,978,118
13,566	iShares Russell 2000 Growth Index Fund[g]	2,746,708
7,135	iShares Russell 2000 Index Fund	1,129,399
5,301	iShares Russell 2000 Value Index Fund	659,073
26,000	iShares Short-Term Corporate Bond ETF	1,373,320
15,679	Materials Select Sector SPDR Fund[g]	900,759
6,785	ProShares Ultra S&P 500[g]	860,949
48,372	SPDR S&P 500 ETF Trust	14,222,336
31,396	SPDR S&P Biotech ETF[g]	2,674,939
9,915	SPDR S&P Retail ETF	452,917
49,286	Vanguard Real Estate ETF	4,276,546
56,850	Vanguard Short-Term Corporate Bond ETF	4,532,651

	Total	45,411,270

	Total Registered Investment Companies (cost $1,130,334,941)	1,424,130,056

Shares	Common Stock (24.2%)	Value
Communications Services (0.9%)
21,842	Activision Blizzard, Inc.	1,053,003
4,415	Alphabet, Inc., Class Ah	5,293,409
2,375	Alphabet, Inc., Class Ch	2,822,640
50,361	Auto Trader Group plc[i]	372,287
14,297	CBS Corporation	733,007
22,870	Comcast Corporation	995,531
11,880	DISH Network Corporation[h]	417,226
139	EchoStar Corporation[h]	5,539
22,706	Facebook, Inc.[h]	4,391,341
2,640	Hemisphere Media Group, Inc.[h]	38,570
6,535	IAC/InterActive Corporation[h]	1,469,329
842	Ipsos SA	24,423
11,164	John Wiley and Sons, Inc.	515,554
78,828	KCOM Group plc	100,633
15,000	KDDI Corporation	345,713
8,297	Liberty Latin America, Ltd.[h]	173,656
13,973	Liberty Media Corporation - Liberty SiriusXM[h]	561,156
30,525	Mediaset Espana Comunicacion SA	236,726
82,555	News Corporation, Class A	1,025,333
80,077	News Corporation, Class B	1,000,162
1,400	NTT DOCOMO, INC.	30,402
81,046	ORBCOMM, Inc.[h]	586,773
2,140	Rightmove plc	15,132
11,349	Seven West Media, Ltd.[h]	4,529
14,206	Take-Two Interactive Software, Inc.[h]	1,375,567
26,754	Telenor ASA[g]	537,805
108,877	Telstra Corporation, Ltd.	259,328
15,071	Tencent Holdings, Ltd., ADR	742,096
8,800	TV Asahi Holdings Corporation	155,300
11,850	Twitter, Inc.[h]	472,934
24,933	Verizon Communications, Inc.	1,425,918
2,071	Wolters Kluwer NV	144,551

	Total	27,325,573

Consumer Discretionary (2.5%)
4,228	Amazon.com, Inc.[h]	8,145,327
22,325	American Axle & Manufacturing Holdings, Inc.[h]	329,294
1,000	AOKI Holdings, Inc.	10,451
900	Aoyama Trading Company, Ltd.	19,768
3,747	Aptiv plc	321,118
1,300	Autobacs Seven Company, Ltd.	22,672
14,846	Barratt Developments plc	116,791
334	Barrett Business Services, Inc.	24,335
3,200	Benesse Holdings, Inc.	88,473
5,941	Berkeley Group Holdings plc	291,446
722	Booking Holdings, Inc.[h]	1,339,303
23,680	BorgWarner, Inc.	989,114
702	Bovis Homes Group plc	10,178
1,400	Bridgestone Corporation	55,539
21,480	Bright Horizons Family Solutions, Inc.[h]	2,752,662
14,686	Bunzl plc	442,946
845	Burberry Group plc	22,272
17,195	Burlington Stores, Inc.[h]	2,904,407
23,836	Canada Goose Holdings, Inc.[g,h]	1,272,604
5,331	Carnival plc	282,621
2,960	Century Casinos, Inc.[h]	26,936
23,875	Children’s Place, Inc.[g]	2,693,577
1,991	Chipotle Mexican Grill, Inc.[h]	1,369,888
1,300	Chiyoda Company, Ltd.	20,601
2,931	Cie Generale des Etablissements Michelin	379,011
30,600	Citizen Watch Company, Ltd.	172,530
910	Compass Group plc	20,706
2,960	Countryside Properties plc[i]	13,111
28,261	Crocs, Inc.[h]	787,069
11,267	CSS Industries, Inc.	78,982
10,281	Culp, Inc.	210,966
4,787	D.R. Horton, Inc.	212,112
10,100	Denso Corporation	441,320
3,940	Domino’s Pizza, Inc.	1,066,085
47,509	Duluth Holdings, Inc.[g,h]	756,343
14,770	Emerald Expositions Events, Inc.	207,518
5,614	Etsy, Inc.[h]	379,170
600	Exedy Corporation	13,749
13,563	Expedia Group, Inc.	1,761,020
71,750	Extended Stay America, Inc.	1,285,042
24,304	Five Below, Inc.[h]	3,557,863
169	Genuine Parts Company	17,329
26,219	G-III Apparel Group, Ltd.[h]	1,131,350
2,268	Gildan Activewear, Inc.	83,630
7,886	Harley-Davidson, Inc.	293,596
2,404	Haverty Furniture Companies, Inc.	57,263
12,560	Home Depot, Inc.	2,558,472
3,103	Inchcape plc	24,912
40,774	International Game Technology plc	596,524
10,064	International Speedway Corporation	444,024
38,745	Knoll, Inc.	846,191
22,730	Las Vegas Sands Corporation	1,524,046
10,850	Lowe’s Companies, Inc.	1,227,569
2,550	Lululemon Athletica, Inc.[h]	449,692
3,793	Magna International, Inc.	211,043
18,018	Marks and Spencer Group plc	67,212
4,043	Marriott Vacations Worldwide Corporation	427,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Consumer Discretionary (2.5%) - continued
23,117	Modine Manufacturing Company[h]	$341,900
15,563	Moneysupermarket.com Group plc	73,923
5,612	Netflix, Inc.[h]	2,079,470
10,100	NHK Spring Company, Ltd.	90,975
33,139	NIKE, Inc.	2,910,598
71,200	Nissan Motor Company, Ltd.	571,597
26,681	Norwegian Cruise Line Holdings, Ltd.[h]	1,504,542
1,300	Onward Holdings Company, Ltd.	7,172
1,940	O’Reilly Automotive, Inc.[h]	734,426
17,422	Oxford Industries, Inc.	1,447,071
7,810	Park Hotels & Resorts, Inc.	250,545
776	Peugeot SA	20,346
44,891	Planet Fitness, Inc.[h]	3,398,249
44,954	Playa Hotels and Resorts NVh	359,632
900	Plenus Company, Ltd.	14,867
3,572	PVH Corporation	460,752
101,216	Red Rock Resorts, Inc.	2,730,808
13,035	Redrow plc	104,922
3,275	RHg,h	349,475
10,992	Ross Stores, Inc.	1,073,479
2,800	Sangetsu Company, Ltd.	52,486
38,100	Sekisui House, Ltd.	614,297
800	SHIMAMURA Company, Ltd.	59,651
1,827	SmartCentres Real Estate Investment Trust	46,203
13,265	Starbucks Corporation	1,030,425
23,000	Sumitomo Rubber Industries, Ltd.	282,816
4,363	Super Retail Group, Ltd.	26,649
400	Takara Standard Company, Ltd.	6,089
44,865	Taylor Wimpey plc	106,366
15,957	Texas Roadhouse, Inc.	861,838
39,295	Toll Brothers, Inc.	1,497,140
21,424	Tower International, Inc.	500,036
12,300	Toyoda Gosei Company, Ltd.	256,052
200	TS Tech Company, Ltd.	6,007
6,097	Ulta Beauty, Inc.[h]	2,127,731
1,000	United Arrows, Ltd.	31,587
9,286	Vail Resorts, Inc.	2,125,101
1,752	WH Smith plc	46,874
14,876	Wingstop, Inc.	1,119,717
34,900	Yahoo Japan Corporation	93,165
18,140	Zumiez, Inc.[h]	483,068

	Total	74,752,882

Consumer Staples (1.0%)
18,296	Archer-Daniels-Midland Company	816,002
1,700	Arcs Company, Ltd.	34,463
10,938	Calavo Growers, Inc.[g]	1,047,970
2,060	Carlsberg AS	266,360
27,438	Casey’s General Stores, Inc.	3,631,419
11,166	Central Garden & Pet Company[h]	301,259
1,918	Central Garden & Pet Company, Class Ah	46,953
27,110	Colgate-Palmolive Company	1,973,337
104,356	Cott Corporation	1,618,561
9,639	Empire Company, Ltd.	214,408
2,031	ForFarmers BV	17,365
497	Glanbia plc	9,136
79,138	Hain Celestial Group, Inc.[h]	1,726,791
12,956	Imperial Brands plc	412,237
582	Inter Parfums, Inc.	42,189
35,800	Japan Tobacco, Inc.	827,253
14,696	John B. Sanfilippo & Son, Inc.	1,059,729
2,060	Kimberly-Clark Corporation	264,463
12,397	Koninklijke Ahold Delhaize NV	298,789
273	L’Oreal SA	75,090
400	Ministop Company, Ltd.	6,305
37,048	Monster Beverage Corporation[h]	2,208,061
24,628	PepsiCo, Inc.	3,153,615
21,725	Philip Morris International, Inc.	1,880,516
2,901	Seneca Foods Corporation[h]	71,800
451	SpartanNash Company	7,293
4,500	Sugi Holdings Company, Ltd.	227,590
6,600	Sundrug Company, Ltd.	176,949
118,671	SunOpta, Inc.[h]	421,282
7,471	Swedish Match AB	364,283
6,975	TreeHouse Foods, Inc.[h]	467,185
700	TSURUHA Holdings, Inc.	59,658
67,560	Turning Point Brands, Inc.	2,889,541
8,953	Unilever NV	541,700
12,910	Unilever plc	782,542
15,325	Wal-Mart Stores, Inc.	1,576,023

	Total	29,518,117

Energy (0.7%)
28,518	Abraxas Petroleum Corporation[h]	39,355
122,217	Archrock, Inc.	1,235,614
11,844	BP plc ADR	517,938
215,678	Callon Petroleum Company[h]	1,619,742
11,027	Chevron Corporation	1,323,902
24,903	Comstock Resources, Inc.[g,h]	151,908
5,971	Concho Resources, Inc.	688,934
2,170	Contura Energy, Inc.[h]	122,279
9,073	Diamondback Energy, Inc.	965,276
9,280	Era Group, Inc.[h]	89,459
166,929	Euronav NV	1,565,794
2,343	Evolution Petroleum Corporation	16,471
22,357	Exterran Corporation[h]	317,916
18,599	Exxon Mobil Corporation	1,493,128
27,243	Forum Energy Technologies, Inc.[h]	162,913
337	Gaztransport Et Technigaz SA	30,495
68,122	Gran Tierra Energy, Inc.[h]	162,812
10,300	Halliburton Company	291,799
31,694	Marathon Oil Corporation	540,066
7,480	Marathon Petroleum Corporation	455,308
1,541	Matrix Service Company[h]	30,219
32,325	Nabors Industries, Ltd.	113,137
83,154	Nine Energy Service, Inc.[h]	1,673,890
9,112	Pacific Drilling SAh	135,313
16,548	Par Pacific Holdings, Inc.[h]	323,348
58,525	Patterson-UTI Energy, Inc.	795,355
15,567	Pioneer Energy Services Corporation[h]	27,087
6,421	Pioneer Natural Resources Company	1,068,840
999	Royal Dutch Shell plc, Class A	31,830
21,764	Royal Dutch Shell plc, Class B	702,398
3,029	SEACOR Holdings, Inc.[h]	134,912
7,484	Superior Energy Services, Inc.[h]	26,868
53,701	Talos Energy, Inc.[h]	1,594,920
48,943	TechnipFMC plc	1,203,508
27,264	Teekay Tankers, Ltd.[h]	29,718
37,857	Unit Corporation[h]	513,341
23,680	WPX Energy, Inc.[h]	328,915

	Total	20,524,708

Financials (3.9%)
2,979	Aareal Bank AG	104,200
162	AB Industrivarden	3,646
8,250	Aflac, Inc.	415,635
11,269	AG Mortgage Investment Trust, Inc.	192,813
3,259	Alleghany Corporation[h]	2,140,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Financials (3.9%) - continued
1,050	Allianz SE	$253,801
18,376	Allstate Corporation	1,820,327
18,550	Ally Financial, Inc.	551,120
7,701	American Express Company	902,788
44,823	American Financial Group, Inc.	4,640,525
4,660	American International Group, Inc.	221,676
1,586	Ameriprise Financial, Inc.	232,777
13,042	Ameris Bancorp	475,511
9,064	Arch Capital Group, Ltd.[h]	306,182
5,697	Argo Group International Holdings, Ltd.	444,765
10,402	Arlington Asset Investment Corporation[g]	81,656
2,228	ARMOUR Residential REIT, Inc.	42,510
13,430	Arthur J. Gallagher & Company	1,123,017
54,032	Assured Guaranty, Ltd.	2,577,326
15,471	Axos Financial, Inc.[h]	506,211
16,643	Banca Monte dei Paschi di Siena SPA[g,h]	25,290
92,386	Bank of America Corporation	2,825,164
1,943	Bank of Marin Bancorp	82,286
3,904	Bank of Montreal	308,368
10,346	BankFinancial Corporation	155,293
9,571	Bankinter SA	76,503
6,324	Berkshire Hathaway, Inc.[h]	1,370,474
512	BlackRock, Inc.	248,443
11,310	Blackstone Group, LP	446,293
6,858	BOK Financial Corporation	597,606
41,037	Boston Private Financial Holdings, Inc.	469,874
125,886	BrightSphere Investment Group	1,845,489
10,901	Brown & Brown, Inc.	346,107
1,958	Byline Bancorp, Inc.[h]	39,199
6,879	Capital One Financial Corporation	638,578
11,118	Cboe Global Markets, Inc.	1,129,700
14,255	Central Pacific Financial Corporation	427,793
24,459	Charles Schwab Corporation	1,119,733
2,610	Chubb, Ltd.	378,972
24,093	CI Financial Corporation	346,549
8,027	Cincinnati Financial Corporation	772,037
24,748	Citigroup, Inc.	1,749,684
6,319	Citizens Financial Group, Inc.	228,748
11,023	CNP Assurances[g]	260,372
9,716	Cohen & Steers, Inc.	487,257
11,104	Colony Capital, Inc.	57,075
21,956	Comerica, Inc.	1,725,522
16,785	Community Trust Bancorp, Inc.	709,166
6,103	Deutsche Pfandbriefbank AGi	85,216
17,287	Direct Line Insurance Group plc	74,387
29,630	Discover Financial Services	2,414,549
9,185	DnB ASA[g,h]	176,620
83,537	Dynex Capital, Inc.	509,576
55,520	E*TRADE Financial Corporation	2,812,643
42,434	East West Bancorp, Inc.	2,184,502
5,065	Ellington Residential Mortgage REIT	59,868
709	Employers Holdings, Inc.	30,430
8,746	Enterprise Financial Services Corporation	372,055
22,792	Essent Group, Ltd.[h]	1,081,480
5,352	Euronext NVi	371,870
3,427	FBL Financial Group, Inc.	214,085
288	Federal Agricultural Mortgage Corporation	22,026
7,714	FGL Holdings	65,800
21,639	Fifth Third Bancorp	623,636
11,060	Financial Institutions, Inc.	304,150
6,975	Finecobank Banca Fineco SPA	91,875
16,747	First American Financial Corporation	955,584
19,610	First Busey Corporation	506,722
2,398	First Citizens BancShares, Inc.	1,074,903
23,825	First Defiance Financial Corporation	703,076
990	First Financial Bancorp	24,849
8,574	First Financial Corporation	352,992
90,200	First Hawaiian, Inc.	2,494,030
25,200	First Interstate BancSystem, Inc.	1,064,952
1,172	First Merchants Corporation	42,977
588	First Mid-Illinois Bancshares, Inc.	20,280
5,792	First Midwest Bancorp, Inc.	124,354
1,658	First of Long Island Corporation	38,582
9,636	First Republic Bank	1,017,754
42,740	FlexiGroup, Ltd.	42,095
5,150	Genworth MI Canada, Inc.[g]	160,032
810	Goldman Sachs Group, Inc.	166,795
17,628	Great Southern Bancorp, Inc.	1,021,543
50,473	Hamilton Lane, Inc.	2,466,111
28,507	Hancock Whitney Corporation	1,246,896
37,530	Hartford Financial Services Group, Inc.	1,963,194
1,292	Heartland Financial USA, Inc.	58,011
93,605	Heritage Commerce Corporation	1,171,935
14,107	Hometrust Bancshares, Inc.	357,754
16,481	Horace Mann Educators Corporation	635,837
18,561	Horizon Bancorp, Inc.	301,987
16,906	Houlihan Lokey, Inc.	833,804
17,340	Huntington Bancshares, Inc.	241,373
16,519	IBERIABANK Corporation	1,313,261
16,172	Independent Bank Corporation	348,183
20,831	Interactive Brokers Group, Inc.	1,129,873
34,993	Intercontinental Exchange, Inc.	2,846,681
889	Investor AB	42,398
7,730	J.P. Morgan Chase & Company	897,067
16,190	Kemper Corporation	1,455,157
82,621	KeyCorp	1,449,999
3,772	KKR Real Estate Finance Trust, Inc.	76,081
7,697	Lakeland Bancorp, Inc.	127,462
1,161	Laurentian Bank of Canada	36,779
548,586	Lloyds TSB Group plc	448,653
13,922	Loews Corporation	714,059
8,324	M&T Bank Corporation	1,415,663
23,677	Manulife Financial Corporation	436,002
560	Markel Corporation[h]	600,046
3,068	MarketAxess Holdings, Inc.	853,916
126,590	Medibank Private, Ltd.	255,125
2,732	Mercantile Bank Corporation	92,342
34,594	Meridian Bancorp, Inc.	595,709
7,260	MetLife, Inc.	334,904
22,502	MidWestOne Financial Group, Inc.	634,106
6,070	Morgan Stanley	292,878
5,057	MSCI, Inc.	1,139,747
2,122	National Bank of Canada	101,087
242	National Western Life Group, Inc.	64,546
5,045	Newmark Group, Inc.	42,983
1,465	Northern Trust Corporation	144,376
9,126	Old Second Bancorp, Inc.	120,920
2,692	Pacific Premier Bancorp, Inc.	78,256
14,101	PacWest Bancorp	557,695
1,304	Paragon Banking Group plc	7,810
1,952	Pargesa Holding SA	153,406
334	Park National Corporation	32,625
48,605	PCSB Financial Corporation	925,925
662	Peapack-Gladstone Financial Corporation	19,152

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Financials (3.9%) - continued
2,546	Peoples Bancorp, Inc.	$83,203
587	Piper Jaffray Companies	47,312
7,146	Primerica, Inc.	931,052
2,297	Provident Financial Services, Inc.	60,916
2,350	Prudential Financial, Inc.	248,419
11,949	QCR Holdings, Inc.	408,775
17,050	Radian Group, Inc.	399,311
18,804	Raymond James Financial, Inc.	1,721,882
6,398	Reinsurance Group of America, Inc.	969,361
1,900	Resona Holdings, Inc.	8,066
3,353	S&P Global, Inc.	739,873
24,411	Sandy Spring Bancorp, Inc.	851,700
69,650	Santander Consumer USA Holdings Inc.	1,487,028
63,771	Seacoast Banking Corporation of Florida[h]	1,808,546
13,949	SEI Investments Company	759,523
1,500	Senshu Ikeda Holdings, Inc.	3,727
237,874	SLM Corporation	2,416,800
15,167	State Auto Financial Corporation	510,066
2,260	State Street Corporation	152,912
26,353	Stifel Financial Corporation	1,572,484
9,384	SVB Financial Group[h]	2,362,140
34,349	Synovus Financial Corporation	1,266,104
3,961	Territorial Bancorp, Inc.	114,671
2,243	Topdanmark AS	121,021
2,035	Tradeweb Markets, Inc.[h]	81,909
9,413	TriCo Bancshares	375,673
59,072	TrustCo Bank Corporation	472,576
7,070	U.S. Bancorp	376,972
3,683	Umpqua Holdings Corporation	63,937
21,124	United Community Banks, Inc.	593,162
30,744	United Financial Bancorp, Inc.	405,513
2,801	Univest Financial Corporation	70,641
2,386	Unum Group	88,091
9,437	Walker & Dunlop, Inc.	518,563
6,264	Washington Trust Bancorp, Inc.	324,538
5,907	Western Alliance Bancorp[h]	282,236
581	Westwood Holdings Group, Inc.	18,179
29,631	Wintrust Financial Corporation	2,257,882
25,169	WSFS Financial Corporation	1,086,797
47,237	Zions Bancorporations NA	2,330,201

	Total	114,664,657

Health Care (3.3%)
17,015	Abbott Laboratories	1,353,713
4,368	ABIOMED, Inc.[h]	1,211,727
14,685	Aerie Pharmaceuticals, Inc.[h]	560,233
43,827	Agilent Technologies, Inc.	3,440,419
9,917	AmerisourceBergen Corporation	741,395
11,421	Amgen, Inc.	2,048,014
1,717	Amplifon SPA	33,032
7,201	Ardelyx, Inc.[h]	24,483
6,983	Arena Pharmaceuticals, Inc.[h]	319,472
16,709	Array BioPharma, Inc.[h]	377,790
259	Atrion Corporation	227,920
1,078	Biogen, Inc.[h]	247,121
23,379	BioMarin Pharmaceutical, Inc.[h]	1,999,606
710	Bio-Rad Laboratories, Inc.[h]	213,660
4,916	Bio-Techne Corporation	1,005,764
40,473	Bruker Corporation	1,562,258
63,167	Catalent, Inc.[h]	2,831,145
7,970	Charles River Laboratories International, Inc.[h]	1,119,546
8,330	Cigna Holding Company	1,323,137
12,895	Concert Pharmaceuticals, Inc.[h]	132,561
11,368	CVS Health Corporation	618,192
13,471	Danaher Corporation	1,784,099
6,936	Dexcom, Inc.[h]	839,742
9,227	Edwards Lifesciences Corporation[h]	1,624,598
57,025	GenMark Diagnostics, Inc.[h]	412,861
30,754	Gilead Sciences, Inc.	2,000,240
1,131	GN Store Nord AS	57,970
76,424	Halozyme Therapeutics, Inc.[h]	1,232,719
6,231	Hill-Rom Holdings, Inc.	631,948
5,044	Humana, Inc.	1,288,288
3,090	Illumina, Inc.[h]	964,080
14,673	Immunomedics, Inc.[h]	235,061
21,560	Inogen, Inc.[h]	1,882,188
25,372	Inspire Medical Systems, Inc.[h]	1,311,479
20,302	Intersect ENT, Inc.[h]	659,612
5,603	Intra-Cellular Therapies, Inc.[h]	73,792
2,928	Intuitive Surgical, Inc.[h]	1,495,125
10,855	Jazz Pharmaceuticals, Inc.[h]	1,408,653
27,892	Johnson & Johnson	3,938,350
700	KYORIN Holdings, Inc.	13,155
1,449	Laboratory Corporation of America Holdings[h]	231,724
31,083	LHC Group, Inc.[h]	3,453,632
7,405	Ligand Pharmaceuticals, Inc.[g,h]	931,919
217	LNA Sante	11,208
9,499	Magellan Health Services, Inc.[h]	664,930
179	Masimo Corporation[h]	23,297
5,675	McKesson Corporation	676,744
26,153	Medtronic plc	2,322,648
15,960	Merck & Company, Inc.	1,256,212
19,038	Merit Medical Systems, Inc.[h]	1,069,555
41,150	Natera, Inc.[h]	786,377
7,743	National Healthcare Corporation	584,054
13,547	Neurocrine Biosciences, Inc.[h]	978,635
5,447	Nevro Corporation[h]	336,134
10,135	Novartis AG	830,463
18,855	Novo Nordisk AS	923,792
10,746	Novocure, Ltd.[h]	473,576
9,582	NuVasive, Inc.[h]	580,669
10,657	Omnicell, Inc.[h]	856,397
97,607	Optinose, Inc.[g,h]	972,166
2,446	Orthifix Medical, Inc.[h]	134,016
12,654	PerkinElmer, Inc.	1,212,759
40,860	Pfizer, Inc.	1,659,325
538	Phibro Animal Health Corporation	18,674
497	Recordati SPA	20,083
7,725	ResMed, Inc.	807,340
3,018	Roche Holding AG	796,340
6,495	Sage Therapeutics, Inc.[h]	1,092,654
26,775	Syneos Health, Inc.[h]	1,256,551
26,875	Tactile Systems Technology, Inc.[h]	1,337,300
15,522	Teleflex, Inc.	4,442,086
12,110	Thermo Fisher Scientific, Inc.	3,359,920
15,362	UnitedHealth Group, Inc.	3,580,421
6,635	Universal Health Services, Inc.	841,782
13,650	Valeant Pharmaceuticals International, Inc.[h]	315,178
8,177	Varian Medical Systems, Inc.[h]	1,113,462
27,235	Veeva Systems, Inc.[h]	3,809,359
10,175	Vertex Pharmaceuticals, Inc.[h]	1,719,372
3,965	West Pharmaceutical Services, Inc.	490,827
145,541	Wright Medical Group NVg,h	4,303,647
32,351	Zoetis, Inc.	3,294,626

	Total	96,815,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Industrials (4.2%)
3,783	3M Company	$716,916
21,170	Acco Brands Corporation	193,494
8,630	ACS Actividades de Construccion y Servicios, SA	396,862
2,250	Acuity Brands, Inc.	329,242
8,847	Aegion Corporation[h]	176,144
24,671	Aerojet Rocketdyne Holdings, Inc.[h]	835,360
25,745	AGCO Corporation	1,822,231
1,168	Alamo Group, Inc.	121,052
28,864	AMETEK, Inc.	2,544,939
27,912	Arcosa, Inc.	868,901
15,284	ASGN, Inc.[h]	963,503
1,874	Astronics Corporation[h]	62,479
14,341	Atlas Copco AB, Class A	447,644
12,793	Atlas Copco AB, Class B	364,373
32,801	AZZ, Inc.	1,557,719
3,977	Boeing Company	1,502,073
4,775	Brink’s Company	381,666
724	Bureau Veritas SA	18,353
31,404	BWX Technologies, Inc.	1,604,744
8,349	Carlisle Companies, Inc.	1,180,716
41,987	Casella Waste Systems, Inc.[h]	1,566,955
58,215	CBIZ, Inc.[h]	1,124,132
176	Chase Corporation	16,486
1,526	CIA De Distribucion Integral	36,204
1,220	Columbus McKinnon Corporation	48,019
43,322	Costamare, Inc.	261,665
1,934	CRA International, Inc.	100,723
27,648	Crane Company	2,351,462
2,359	CSW Industrials, Inc.[h]	141,422
11,285	CSX Corporation	898,625
400	Cummins, Inc.	66,516
27,821	Curtiss-Wright Corporation	3,169,925
9,920	Delta Air Lines, Inc.	578,237
5,360	Douglas Dynamics, Inc.	202,394
6,557	Dover Corporation	642,848
42,455	EMCOR Group, Inc.	3,572,164
18,175	Emerson Electric Company	1,290,243
23,796	Encore Wire Corporation	1,410,865
1,179	Ennis, Inc.	23,792
5,574	ESCO Technologies, Inc.	418,050
38,262	Federal Signal Corporation	1,100,798
13,859	Forrester Research, Inc.	704,869
381	Franklin Electric Company, Inc.	18,616
7,975	General Dynamics Corporation	1,425,292
7,043	Gorman-Rupp Company	234,532
16,064	Granite Construction, Inc.	721,113
18,969	GWA Group, Ltd.	45,052
29,523	Healthcare Services Group, Inc.[g]	999,354
18,263	Heico Corporation	1,927,294
1,769	Herc Holdings, Inc.[h]	85,195
985	Hillenbrand, Inc.	42,375
3,700	Hino Motors, Ltd.	35,078
2,000	Hitachi Zosen Corporation	6,199
26,612	Honeywell International, Inc.	4,620,642
2,549	Hub Group, Inc.[h]	105,962
18,511	Hubbell, Inc.	2,362,004
3,735	Huntington Ingalls Industries, Inc.	831,336
1,794	Hyster-Yale Materials Handling, Inc.	119,516
3,561	ICF International, Inc.	277,295
11,108	IDEX Corporation	1,740,179
2,999	Illinois Tool Works, Inc.	466,734
2,400	Inaba Denki Sangyo Company, Ltd.	97,772
13,976	Ingersoll-Rand plc	1,713,597
74,587	Interface, Inc.	1,196,375
9,144	JB Hunt Transport Services, Inc.	863,925
7,000	Johnson Controls International plc	262,500
6,879	KAR Auction Services, Inc.	388,526
4,130	Kelly Services, Inc.	91,934
99,398	KeyW Holding Corporation[h]	1,127,173
18,219	Kforce, Inc.	656,248
3,224	Koninklijke Philips NV	138,451
12,552	Korn Ferry	590,195
34,727	Lincoln Electric Holdings, Inc.	3,030,625
5,103	Lockheed Martin Corporation	1,700,983
3,300	Marubeni Corporation	23,646
36,079	Masonite International Corporation[h]	1,857,708
2,084	Meggitt plc	14,829
18,329	Mercury Systems, Inc.[h]	1,338,384
47,762	Milacron Holdings Corporation[h]	697,803
2,000	Mitsuboshi Belting, Ltd.	37,996
2,000	Mitsui & Company, Ltd.	32,349
8,202	Moog, Inc.	768,035
152,325	MRC Global, Inc.[h]	2,639,792
23,009	Mueller Industries, Inc.	671,173
14,008	Mueller Water Products, Inc.	150,306
7,376	National Express Group plc	39,531
38,152	NCI Building Systems, Inc.[h]	218,229
6,300	Nitto Kogyo Corporation	123,686
3,178	Nobina ABi	20,405
10,024	Norfolk Southern Corporation	2,045,096
2,237	Northgate plc	10,735
7,174	Old Dominion Freight Line, Inc.	1,070,935
13,553	Oshkosh Corporation	1,119,342
14,668	PageGroup plc	103,120
8,551	Parker Hannifin Corporation	1,548,415
61,421	Primoris Services Corporation	1,346,348
9,669	Raven Industries, Inc.	376,221
7,233	Raytheon Company	1,284,508
31,569	Regal-Beloit Corporation	2,685,891
20,481	RELX plc	470,564
7,928	Resources Connection, Inc.	127,324
95,379	Ritchie Brothers Auctioneers, Inc.	3,318,235
2,712	Rockwell Automation, Inc.	490,086
145	Rockwool International AS	38,795
7,124	Roper Industries, Inc.	2,562,503
456	Rush Enterprises, Inc.	19,339
9,761	Sandvik AB	180,758
1,666	Schindler Holding AG, Participation Certificate	360,064
24,371	SiteOne Landscape Supply, Inc.[g,h]	1,640,168
13,980	SKF ABg	259,496
51,711	Southwest Airlines Company	2,804,288
13,651	SP Plus Corporation[h]	471,233
1,003	Spirax-Sarco Engineering plc	108,141
8,507	SPX Corporation[h]	310,505
32,276	SPX FLOW, Inc.[h]	1,159,999
21,514	Standex International Corporation	1,421,430
18,500	Sumitomo Corporation	265,157
32,100	Sumitomo Electric Industries, Ltd.	427,113
800	Taikisha, Ltd.	24,177
1,100	Teijin, Ltd.	18,922
2,723	Teledyne Technologies, Inc.[h]	676,693
2,300	Toppan Forms Company, Ltd.	21,035
27,741	TPI Composites, Inc.[h]	858,584
1,735	Transcontinental, Inc.	20,851
2,591	TransDigm Group, Inc.[h]	1,250,209
7,091	TransUnion	493,888
28,023	TriMas Corporation[h]	866,751
1,800	Tsubakimoto Chain Company	67,094
1,255	UniFirst Corporation	198,453
6,050	United Continental Holdings, Inc.[h]	537,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Industrials (4.2%) - continued
2,789	United Parcel Service, Inc.	$296,248
10,608	United Rentals, Inc.[h]	1,494,879
18,238	United Technologies Corporation	2,600,921
11,155	Universal Truckload Services, Inc.	272,405
18,109	Valmont Industries, Inc.	2,441,818
22,050	Verisk Analytics, Inc.	3,112,137
3,970	WABCO Holdings, Inc.[h]	525,787
14,368	WageWorks, Inc.[h]	701,015
45,348	Waste Connections, Inc.	4,206,934
4,336	Watsco, Inc.	687,126
862	Watts Water Technologies, Inc.	73,779
38,580	Willdan Group, Inc.[h]	1,525,067
14,009	Xylem, Inc.	1,168,351
1,100	Yuasa Trading Company, Ltd.	31,380

	Total	124,568,665

Information Technology (5.7%)
8,586	Accenture plc	1,568,405
13,974	Advanced Energy Industries, Inc.[h]	807,138
66,090	Advanced Micro Devices, Inc.[h]	1,826,067
24,867	Akamai Technologies, Inc.[h]	1,990,852
3,420	Alliance Data Systems Corporation	547,542
718	Altisource Portfolio Solutions SAh	16,995
5,134	Amadeus IT Holding SA	409,164
3,285	American Software, Inc.	42,541
50,436	Amphenol Corporation	5,021,408
4,057	ANSYS, Inc.[h]	794,361
29,529	Apple, Inc.	5,925,584
11,236	Arista Networks, Inc.[h]	3,508,890
26,862	Arrow Electronics, Inc.[h]	2,270,108
4,039	Atkore International Group, Inc.[h]	100,006
7,140	Atlassian Corporation plc[h]	786,471
8,559	Autodesk, Inc.[h]	1,525,299
11,493	Automatic Data Processing, Inc.	1,889,334
31,316	Benchmark Electronics, Inc.	846,471
40,209	Blackline, Inc.[h]	2,053,876
39,443	Booz Allen Hamilton Holding Corporation	2,338,575
921	Broadridge Financial Solutions, Inc.	108,798
1,163	CACI International, Inc.[h]	226,715
20,600	Canon, Inc.	571,610
4,358	Capgemini SA	528,864
33,483	CDK Global, Inc.	2,019,695
6,313	CDW Corporation	666,653
9,901	CGI, Inc.[h]	712,662
64,360	Ciena Corporation[h]	2,468,850
116,270	Cisco Systems, Inc.	6,505,306
112,133	Clearwater Energy, Inc., Class A	1,723,484
11,786	Cognex Corporation	594,368
17,724	Cognizant Technology Solutions Corporation	1,293,143
3,043	Cohu, Inc.	45,128
4,215	CommVault Systems, Inc.[h]	221,709
107	Computer Services, Inc.	6,982
15,162	Computershare, Ltd.	190,742
26,005	CoreLogic, Inc.[h]	1,056,063
14,433	Coupa Software, Inc.[h]	1,491,362
2,758	CSG Systems International, Inc.	123,145
19,182	Descartes Systems Group, Inc.[h]	766,896
37,157	DocuSign, Inc.[h]	2,105,687
106,768	Dolby Laboratories, Inc.	6,906,822
2,208	DXC Technology Company	145,154
9,648	Ebix, Inc.[g]	487,031
7,947	Envestnet, Inc.[h]	564,158
4,890	Euronet Worldwide, Inc.[h]	732,962
8,716	ExlService Holdings, Inc.[h]	517,730
2,182	eXp World Holdings, Inc.[h]	23,784
25,012	Five9, Inc.[h]	1,327,387
17,320	Global Payments, Inc.	2,529,932
37,676	Guidewire Software, Inc.[h]	4,012,494
18,446	Halma plc	434,029
11,211	International Business Machines Corporation	1,572,567
4,941	Intuit, Inc.	1,240,487
215	Jenoptik AG	8,509
27,695	Keysight Technologies, Inc.[h]	2,410,296
3,700	KLA-Tencor Corporation	471,676
5,142	Kulicke and Soffa Industries, Inc.	119,654
7,100	Lam Research Corporation	1,472,753
144,856	Lattice Semiconductor Corporation[h]	1,875,885
4,299	ManTech International Corporation	266,495
18,057	MasterCard, Inc.	4,590,812
13,649	Methode Electronics, Inc.	402,782
71,171	Microsoft Corporation	9,294,933
6,064	MicroStrategy, Inc.[h]	907,781
10,041	MoneyGram International, Inc.[h]	33,236
36,772	Monolithic Power Systems, Inc.	5,725,768
32,456	Monotype Imaging Holdings, Inc.	559,541
34,453	National Instruments Corporation	1,622,736
3,300	NEC Networks & System Integration Corporation	79,498
39,298	New Relic, Inc.[h]	4,135,721
10,056	Nice, Ltd. ADR[h]	1,386,320
9,284	Novanta, Inc.[h]	807,894
6,251	NVIDIA Corporation	1,131,431
58,042	Oracle Corporation	3,211,464
6,395	Palo Alto Networks, Inc.[h]	1,591,268
19,695	PayPal Holdings, Inc.[h]	2,221,005
8,199	Pegasystems, Inc.	615,007
23,506	Plexus Corporation[h]	1,414,591
20,434	Presidio, Inc.	306,919
9,899	Progress Software Corporation	451,493
25,070	Proofpoint, Inc.[h]	3,144,279
24,335	Q2 Holdings, Inc.[h]	1,835,346
3,650	QUALCOMM, Inc.	314,374
71,613	Quantenna Communications, Inc.[h]	1,743,777
27,185	Rogers Corporation[h]	4,554,031
15,199	Rudolph Technologies, Inc.[h]	367,664
1,100	Ryoyo Electro Corporation	16,936
70,033	SailPoint Technologies Holdings, Inc.[h]	1,979,133
20,168	Salesforce.com, Inc.[h]	3,334,779
8,170	ScanSource, Inc.[h]	307,600
1,636	Science Applications International Corporation	122,618
10,422	ServiceNow, Inc.[h]	2,829,677
13,800	Shinko Electric Industries Company, Ltd.	121,788
2,207	Silicon Laboratories, Inc.[h]	237,606
4,153	Splunk, Inc.[h]	573,280
5,167	Sykes Enterprises, Inc.[h]	143,384
39,020	Synopsys, Inc.[h]	4,724,542
9,199	Teradata Corporation[h]	418,279
9,291	Teradyne, Inc.	455,259
19,342	Texas Instruments, Inc.	2,279,068
641	Trimble, Inc.[h]	26,166
13,209	Tyler Technologies, Inc.[h]	3,063,299
5,991	Universal Display Corporation[g]	956,164
1,397	Verint Systems, Inc.[h]	84,365
48,299	Virtusa Corporation[h]	2,683,009
21,714	Visa, Inc.	3,570,433
25,898	Xilinx, Inc.	3,111,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Information Technology (5.7%) - continued
34,077	Zuora, Inc.[h]	$753,102

	Total	169,058,298

Materials (0.8%)
8,290	Alcoa Corporation[h]	221,177
2,541	Avery Dennison Corporation	281,162
5,588	Balchem Corporation	567,238
7,350	Ball Corporation	440,559
24,213	BHP Group plc	571,538
14,090	BHP Group, Ltd.	372,855
400	Boliden ABh	11,904
13,084	Celanese Corporation	1,411,633
8,530	CF Industries Holdings, Inc.	381,973
14,165	Chemours Company	510,082
6,882	Continental Building Products, Inc.[h]	176,523
6,600	Eastman Chemical Company	520,608
22,270	Ferroglobe Representation & Warranty Insurance Trust[c,h]	2
483	Fuchs Petrolub SE	21,060
6,417	Granges AB	69,672
4,446	Hexpol AB	34,728
1,500	Hokuetsu Corporation	8,183
909	Innophos Holdings, Inc.	29,261
15,547	Innospec, Inc.	1,318,697
11,900	JFE Holdings, Inc.	204,773
9,200	JSR Corporation	140,378
7,619	Kadant, Inc.	747,348
8,883	Kaiser Aluminum Corporation	874,087
2,791	Koninklijke DSM NV	319,212
2,768	Kraton Performance Polymers, Inc.[h]	90,846
6,300	Kyoei Steel, Ltd.	104,680
1,000	Lintec Corporation	21,597
7,540	Martin Marietta Materials, Inc.	1,673,126
1,261	Materion Corporation	73,176
7,120	Mercer International, Inc.	100,819
3,512	Methanex Corporation	192,879
11,691	Minerals Technologies, Inc.	733,844
17,100	Mitsubishi Gas Chemical Company, Inc.	256,720
19,599	Myers Industries, Inc.	350,626
5,300	Nippon Kayaku Company, Ltd.	62,283
20,300	Nippon Steel Corporation	363,102
13,215	Nucor Corporation	754,180
28,364	Nutanix, Inc.[h]	1,225,041
2,515	Olympic Steel, Inc.	40,793
52,871	OMNOVA Solutions, Inc.[h]	391,245
19,495	Owens-Illinois, Inc.	385,221
4,192	Packaging Corporation of America	415,679
29,082	Reliance Steel & Aluminum Company	2,674,381
11,893	Ryerson Holding Corporation[h]	102,874
13,666	Sandfire Resources NL	67,975
200	Sanyo Special Steel Company, Ltd.	4,010
19,333	Schweitzer-Mauduit International, Inc.	687,675
18,527	Scotts Miracle-Gro Company	1,575,166
21,872	Steel Dynamics, Inc.	692,905
800	Taiyo Holdings Company, Ltd.	28,180
4,300	Toagosei Company, Ltd.	46,942
7,570	United States Lime & Minerals, Inc.	612,564
16,669	UPM-Kymmene Oyj	470,648
6,371	Verso Corporation[h]	142,201
1,418	Worthington Industries, Inc.	56,904

	Total	23,632,935

Real Estate (1.0%)
1,553	Acadia Realty Trust	43,857
14,087	Agree Realty Corporation	922,276
8,761	Alexander & Baldwin, Inc.	206,935
3,550	Alexandria Real Estate Equities, Inc.	505,484
402	American Assets Trust, Inc.	18,568
24,164	American Campus Communities, Inc.	1,140,541
6,553	Apartment Investment & Management Company	323,456
6,788	Apple Hospitality REIT, Inc.	111,663
9,230	Ares Commercial Real Estate Corporation	140,296
7,619	Armada Hoffler Properties, Inc.	123,047
19,893	Ashford Hospitality Trust, Inc.	109,610
2,594	BBX Capital Corporation	14,371
2,259	Bluerock Residential Growth REIT, Inc.	25,323
5,372	Brandywine Realty Trust	82,675
28,325	Brixmor Property Group, Inc.	506,451
9,616	Camden Property Trust	967,850
838	CareTrust REIT, Inc.	20,321
863	Castellum AB	15,516
34,827	CBL & Associates Properties, Inc.	35,175
33,756	Cedar Realty Trust, Inc.	103,631
8,066	Chatham Lodging Trust	158,820
624	Chesapeake Lodging Trust	17,784
2,344	Choice Properties REIT	23,865
5,849	City Office REIT, Inc.	67,848
804	Columbia Property Trust, Inc.	18,259
5,010	CoreCivic, Inc.	104,258
4,925	Corepoint Lodging, Inc.	61,562
10,752	CoreSite Realty Corporation	1,176,376
8,991	Corporate Office Properties Trust	250,669
117,411	Cousins Properties, Inc.	1,123,623
2,466	CubeSmart	78,690
3,798	CyrusOne, Inc.	211,511
3,300	Daito Trust Construction Company, Ltd.	441,881
785	Deutsche EuroShop AG	23,592
3,749	DiamondRock Hospitality Company	40,714
2,890	Digital Realty Trust, Inc.	340,182
9,225	Douglas Emmett, Inc.	379,978
12,980	Duke Realty Corporation	403,938
1,124	EastGroup Properties, Inc.	128,507
11,382	Empire State Realty Trust, Inc.	175,966
4,145	EPR Properties	326,875
4,090	Equity Commonwealth	130,062
4,690	Equity Lifestyle Properties, Inc.	547,323
6,516	Farmland Partners, Inc.	42,745
2,046	First Industrial Realty Trust, Inc.	72,162
911	Four Corners Property Trust, Inc.	25,909
17,873	Franklin Street Properties Corporation	140,482
11,929	Gaming and Leisure Properties, Inc.	481,693
11,038	GEO Group, Inc.	220,981
3,315	Getty Realty Corporation	107,505
6,669	Gladstone Commercial Corporation	145,051
838	Global Net Lease, Inc.	15,981
3,580	Granite REIT	162,980
1,510	H&R REIT	25,800
7,251	Healthcare Realty Trust, Inc.	223,911
12,244	Healthcare Trust of America, Inc.	337,690
12,062	Highwoods Properties, Inc.	537,724
19,839	Hospitality Properties Trust	515,814
17,515	Host Hotels & Resorts, Inc.	336,989
466	Howard Hughes Corporation[h]	51,726
4,753	Hudson Pacific Properties, Inc.	165,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (24.2%)	Value
Real Estate (1.0%) - continued
36,000	Hysan Development Company, Ltd.	$201,770
2,484	Industrial Logistics Properties Trust	49,307
1,610	Investors Real Estate Trust	97,051
9,267	iSTAR Financial, Inc.	80,345
5,395	JBG SMITH Properties	229,557
3,750	Jones Lang LaSalle, Inc.	579,637
7,324	Kilroy Realty Corporation	563,289
5,964	Kite Realty Group Trust	94,172
8,141	Klepierre SA	289,284
5,544	Lamar Advertising Company	458,322
5,205	Lexington Realty Trust	47,209
4,272	Liberty Property Trust	212,062
1,654	Life Storage, Inc.	157,610
495	LTC Properties, Inc.	22,305
2,118	Mack-Cali Realty Corporation	49,307
14,592	Medical Properties Trust, Inc.	254,776
1,836	MGM Growth Properties LLC	59,229
171,383	Mirvac Group	343,090
8,753	Monmouth Real Estate Investment Corporation	120,266
1,313	National Health Investors, Inc.	99,040
6,232	National Storage Affiliates Trust	182,348
4,255	Office Properties Income Trust	115,481
8,357	Omega Healthcare Investors, Inc.	295,754
4,478	One Liberty Properties, Inc.	126,727
11,605	Outfront Media, Inc.	276,547
7,180	Paramount Group, Inc.	104,038
8,296	Pebblebrook Hotel Trust	270,118
13,094	Pennsylvania REIT	78,826
53,400	Physicians Realty Trust	964,404
2,895	Piedmont Office Realty Trust, Inc.	60,274
8,030	PotlatchDeltic Corporation	310,440
562	PS Business Parks, Inc.	86,334
6,525	QTS Realty Trust, Inc.	295,909
3,799	Quebecor, Inc.	94,741
7,006	Rayonier, Inc. REIT	222,721
3,379	RE/MAX Holdings, Inc.	146,412
17,140	Realogy Holdings Corporation[g]	223,163
3,781	Redfin Corporation[g,h]	78,191
1,771	Retail Opportunity Investments Corporation	31,081
20,401	Retail Properties of America, Inc.	250,728
6,007	RLJ Lodging Trust	110,589
838	RMR Group, Inc.	48,470
11,000	Road King Infrastructure, Ltd.	24,979
7,472	RPT Realty	90,635
3,165	Ryman Hospitality Properties	251,934
17,597	Sabra Health Care REIT, Inc.	344,197
1,240	Saul Centers, Inc.	66,154
10,425	SBA Communications Corporation[h]	2,123,885
5,490	Scentre Group	14,809
23,259	Senior Housing Property Trust	186,770
3,006	Seritage Growth Properties	134,038
2,586	SITE Centers Corporation	34,239
5,590	Spirit Realty Capital, Inc.	226,171
8,182	St. Joe Company[h]	139,421
2,786	STAG Industrial, Inc.	80,181
7,055	Store Capital Corporation	235,073
14,368	Summit Hotel Properties, Inc.	166,812
6,837	Sunstone Hotel Investors, Inc.	98,453
2,000	Swire Pacific, Ltd.	25,327
3,961	Tanger Factory Outlet Centers, Inc.	71,536
2,771	Taubman Centers, Inc.	136,610
21,312	Terreno Realty Corporation	951,581
5,290	UMH Properties, Inc.	74,325
594	Universal Health Realty Income Trust	48,126
10,896	Urban Edge Properties	202,339
4,592	Urstadt Biddle Properties, Inc.	100,703
15,464	VICI Properties, Inc.	352,579
28,981	Vicinity Centres	51,973
21,292	Washington Prime Group, Inc.	94,749
1,302	Washington REIT	36,768
6,424	Weingarten Realty Investors	185,911
1,356	Weyerhaeuser Company	36,341
25,900	Wing Tai Holdings, Ltd.	39,086
2,051	Xenia Hotels & Resorts, Inc.	44,404

	Total	30,311,195

Utilities (0.2%)
35,139	AGL Energy, Ltd.	551,273
8,950	Alliant Energy Corporation	422,708
7,158	Artesian Resources Corporation	259,692
359	Chesapeake Utilities Corporation	33,258
1,641	Clearwater Energy, Inc., Class C	26,043
7,550	CMS Energy Corporation	419,402
5,611	Consolidated Water Company, Ltd.	71,035
4,690	Contact Energy, Ltd.	21,055
16,212	Enagas SA	462,455
5,000	Entergy Corporation	484,500
6,500	Exelon Corporation	331,175
15,197	MDU Resources Group, Inc.	397,402
3,471	Middlesex Water Company	201,283
10,821	New Jersey Resources Corporation	541,916
7,606	NorthWestern Corporation	531,279
18,416	PNM Resources, Inc.	855,239
6,370	Public Service Enterprise Group, Inc.	379,970
7,048	Southwest Gas Holdings, Inc.	586,323
10,115	UGI Corporation	551,369
993	Unitil Corporation	56,512

	Total	7,183,889

	Total Common Stock (cost $570,631,480)	718,355,921

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Asset-Backed Securities (0.5%)
	Access Group, Inc.
88,660	2.977%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,i	87,497
	Ares CLO, Ltd.
700,000	3.988%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,i]	686,562
	Benefit Street Partners CLO IV, Ltd.
400,000	3.842%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,i	399,997
450,000	4.342%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,i	449,995
	Betony CLO, Ltd.
510,000	3.663%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,i]	504,892
	Buttermilk Park CLO, Ltd.
1,150,000	3.997%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,i]	1,140,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Asset-Backed Securities (0.5%) - continued
	Carlyle Global Market Strategies CLO, Ltd.
$750,000	4.047%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,i	$740,511
	CBAM, Ltd.
800,000	4.008%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,i	800,105
	Commonbond Student Loan Trust
187,555	2.977%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,i]	185,345
	Dryden Senior Loan Fund
650,000	4.001%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,i]	640,015
	Earnest Student Loan Program, LLC
373,028	3.020%, 5/25/2034, Ser. 2016-B, Class A2[i]	371,686
	Edlinc Student Loan Funding Trust
33,467	5.580%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,i	33,575
	Galaxy XX CLO, Ltd.
450,000	3.592%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,i	444,628
	Golub Capital Partners, Ltd.
500,000	3.742%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,i]	498,507
416,000	3.792%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,i	413,236
	Harley Marine Financing, LLC
1,458,750	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[i]	1,228,997
	Madison Park Funding XIV, Ltd.
275,000	3.992%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,i	272,325
	Magnetite XII, Ltd.
450,000	3.697%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,i]	447,355
	Morgan Stanley Capital I, Inc.
400,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	437,002
	Mountain View CLO, Ltd.
300,000	3.717%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,i	296,000
	National Collegiate Trust
386,577	2.772%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,i	378,381
	Neuberger Berman CLO XIV, Ltd.
465,000	3.832%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,i	464,448
	Neuberger Berman CLO, Ltd.
100,000	3.772%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,i	99,753
	Octagon Investment Partners XVI, Ltd.
100,000	3.988%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,i	98,162
	OZLM VIII, Ltd.
140,000	3.758%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,i	140,100
	Palmer Square Loan Funding, Ltd.
400,000	4.349%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,i]	399,991
	Race Point IX CLO, Ltd.
325,000	3.807%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,i	325,041
	SBA Small Business Investment Companies
1,236,588	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	1,271,723
	Shackleton CLO, Ltd.
300,000	3.767%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,i]	296,855
	SLM Student Loan Trust
230,322	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	225,411
76,594	2.997%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	76,674
	SoFi Professional Loan Program, LLC
70,334	2.420%, 3/25/2030, Ser. 2015-A, Class A2[i]	70,149
	Symphony CLO XV, Ltd.
360,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,i]	359,955
	TCW GEM II, Ltd.
550,000	4.429%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,i	549,946

	Total	14,835,063

Basic Materials (0.2%)
	Anglo American Capital plc
12,000	4.125%, 9/27/2022[i]	12,269
320,000	4.875%, 5/14/2025[i]	337,366
	ArcelorMittal SA
198,000	6.125%, 6/1/2025	221,512
	Braskem Netherlands Finance BV
500,000	4.500%, 1/10/2028[i]	490,000
	CF Industries, Inc.
400,000	3.450%, 6/1/2023[g]	391,500
	Dow Chemical Company
225,000	4.800%, 11/30/2028[i]	243,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Basic Materials (0.2%) - continued
	DowDuPont, Inc.
$425,000	4.493%, 11/15/2025	$455,995
	E.I. du Pont de Nemours and Company
12,000	2.200%, 5/1/2020	11,964
	Element Solutions, Inc.
240,000	5.875%, 12/1/2025[i]	245,700
	First Quantum Minerals, Ltd.
405,000	7.500%, 4/1/2025[i]	391,331
	Glencore Funding, LLC
84,000	4.125%, 5/30/2023[i]	85,805
115,000	4.000%, 3/27/2027[i]	112,819
	International Paper Company
230,000	4.350%, 8/15/2048	211,912
	Kinross Gold Corporation
6,000	5.125%, 9/1/2021	6,201
168,000	5.950%, 3/15/2024	180,812
265,000	4.500%, 7/15/2027	255,995
	Novelis Corporation
390,000	5.875%, 9/30/2026[i]	396,338
	Olin Corporation
340,000	5.125%, 9/15/2027[g]	344,675
	Peabody Securities Finance Corporation
280,000	6.375%, 3/31/2025[i]	277,900
	Sherwin-Williams Company
12,000	2.250%, 5/15/2020	11,935
207,000	3.125%, 6/1/2024	206,473
	Syngenta Finance NV
275,000	3.933%, 4/23/2021[i]	277,420
	Teck Resources, Ltd.
350,000	6.125%, 10/1/2035	381,171
	Vale Overseas, Ltd.
52,000	4.375%, 1/11/2022	53,089
130,000	6.250%, 8/10/2026	141,960
77,000	6.875%, 11/21/2036	89,248
130,000	6.875%, 11/10/2039	150,963
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026	164,857
	WestRock Company
215,000	3.750%, 3/15/2025	217,565
	Weyerhaeuser Company
450,000	4.000%, 11/15/2029	461,664
	Xstrata Finance Canada, Ltd.
9,000	4.950%, 11/15/2021[i]	9,387

	Total	6,839,223

Capital Goods (0.4%)
	AECOM
415,000	5.875%, 10/15/2024	439,900
	Ardagh Packaging Finance plc
410,000	6.000%, 2/15/2025[i]	413,075
	Boeing Company
575,000	3.600%, 5/1/2034	573,217
250,000	3.850%, 11/1/2048	243,746
	Bombardier, Inc.
390,000	7.500%, 3/15/2025[i]	390,975
	Building Materials Corporation of America
310,000	6.000%, 10/15/2025[i]	323,628
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[i]	61,591
320,000	6.125%, 5/5/2025[i]	333,760
	Cintas Corporation No. 2
9,000	2.900%, 4/1/2022	9,005
135,000	3.700%, 4/1/2027	138,380
	CNH Industrial Capital, LLC
200,000	4.875%, 4/1/2021	206,080
	CNH Industrial NV
250,000	3.850%, 11/15/2027	239,022
	Covanta Holding Corporation
400,000	6.000%, 1/1/2027	407,000
	Crown Americas Capital Corporation IV
320,000	4.500%, 1/15/2023	326,803
	Crown Cork & Seal Company, Inc.
180,000	7.375%, 12/15/2026	201,600
	H&E Equipment Services, Inc.
350,000	5.625%, 9/1/2025	355,250
	Huntington Ingalls Industries, Inc.
300,000	3.483%, 12/1/2027	293,343
	Ingersoll-Rand Luxembourg Finance SA
450,000	3.500%, 3/21/2026	452,558
	L3 Technologies, Inc.
333,000	3.950%, 5/28/2024	341,082
	Lockheed Martin Corporation
184,000	3.600%, 3/1/2035	182,017
168,000	4.500%, 5/15/2036	182,303
46,000	6.150%, 9/1/2036	57,982
	Northrop Grumman Corporation
320,000	3.850%, 4/15/2045	306,484
	Owens-Brockway Glass Container, Inc.
425,000	5.000%, 1/15/2022[i]	435,094
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	127,158
	Reynolds Group Issuer, Inc.
390,000	5.125%, 7/15/2023[i]	395,659
	Rockwell Collins, Inc.
345,000	2.800%, 3/15/2022	344,150
	Roper Technologies, Inc.
126,000	2.800%, 12/15/2021	125,673
70,000	3.650%, 9/15/2023	71,630
116,000	4.200%, 9/15/2028	119,553
	Siemens Financieringsmaatschappij NV
362,000	4.200%, 3/16/2047[i]	379,456
	Textron, Inc.
150,000	7.250%, 10/1/2019	152,722
300,000	3.375%, 3/1/2028	285,609
	United Rentals North America, Inc.
315,000	5.500%, 7/15/2025	326,182
150,000	5.875%, 9/15/2026	156,562
	United Technologies Corporation
450,000	4.450%, 11/16/2038	469,680
230,000	4.050%, 5/4/2047	222,645

	Total	10,090,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Collateralized Mortgage Obligations (0.5%)
	Ajax Mortgage Loan Trust
$717,631	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,i	$730,402
	Angel Oak Mortgage Trust I, LLC
59,587	3.500%, 7/25/2046, Ser. 2016-1, Class A1[i]	59,649
	3.674%, 7/27/2048, Ser.
1,370,452	2018-2, Class A1[b,i] 3.628%, 3/25/2049, Ser.	1,378,323
296,968	2019-2, Class A1[b,i]	298,653
	Banc of America Alternative Loan Trust
29,384	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	27,916
	BRAVO Residential Funding Trust
587,333	3.500%, 3/25/2058, Ser. 2019-1, Class A1Ci	588,950
	CHL Mortgage Pass-Through Trust
1,664,677	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,412,400
	CIM Trust
1,058,489	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,i]	1,093,366
	Citigroup Mortgage Loan Trust, Inc.
125,282	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	126,044
15,181	5.005%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	12,881
	COLT Funding, LLC
228,348	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,i]	229,120
	Countrywide Alternative Loan Trust
100,822	3.680%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	87,639
138,271	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	84,883
79,022	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	75,190
379,271	7.000%, 10/25/2037, Ser. 2007-24, Class A10	221,870
	Countrywide Home Loan Mortgage Pass Through Trust
61,853	4.052%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	55,429
	Countrywide Home Loans, Inc.
138,879	5.750%, 4/25/2037, Ser. 2007-3, Class A27	110,384
	Credit Suisse First Boston Mortgage Securities Corporation
23,109	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	22,688
	Credit Suisse Mortgage Trust
830,381	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,i]	842,813
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
90,643	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	81,873
	Ellington Financial Mortgage Trust
573,564	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,i	580,374
	Federal Home Loan Mortgage Corporation
473,347	4.000%, 7/15/2031, Ser. 4104, Class KIj	48,556
269,760	3.000%, 2/15/2033, Ser. 4170, Class IGj	29,224
	Federal National Mortgage Association
534,767	3.500%, 1/25/2033, Ser. 2012-150, Class YIj	64,819
	Galton Funding Mortgage Trust
754,445	2017-1 4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,i]	765,563
	GS Mortgage-Backed Securities Trust
432,252	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ai	438,947
	J.P. Morgan Alternative Loan Trust
92,964	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	77,479
	MASTR Alternative Loans Trust
227,726	2.927%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	101,283
	Merrill Lynch Alternative Note Asset Trust
114,294	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	87,278
	Mill City Mortgage Loan Trust
653,223	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,i]	656,095
	MortgageIT Trust
1,100,952	2.677%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	989,100
	Preston Ridge Partners Mortgage, LLC
534,412	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[i,k]	539,392
	Pretium Mortgage Credit Partners, LLC
331,268	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[i,k]	332,408
	RCO Mortgage, LLC
482,243	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,i]	486,012
	Residential Accredit Loans, Inc. Trust
39,742	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	38,870
644,504	3.027%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	503,377
	Residential Funding Mortgage Security I Trust
42,397	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	39,942
	Sequoia Mortgage Trust
219,691	3.805%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	178,171
	Structured Adjustable Rate Mortgage Loan Trust
52,351	4.296%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	46,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Structured Asset Mortgage Investments, Inc.
$76,255	2.787%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	$74,021
	Toorak Mortgage Corporation
750,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[i,k]	752,881
	Verus Securitization Trust
189,348	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,i]	188,794
291,382	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,i]	288,914
195,281	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,i]	197,137
	WaMu Mortgage Pass Through Certificates
57,465	3.857%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	54,720
126,360	3.905%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	122,862
71,074	3.185%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	67,437
	Wells Fargo Mortgage Backed Securities Trust
13,583	5.500%, 11/25/2021, Ser. 2006-17, Class A1	13,495
21,642	4.955%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	22,159
18,684	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	18,514

	Total	15,344,502

Commercial Mortgage-Backed Securities (0.7%)
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	768,323
	Federal Home Loan Mortgage Corporation - REMIC
3,200,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,l]	3,420,792
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.422%, 2/25/2052, Ser. K090, Class A2	723,844
1,425,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,l]	1,527,956
2,200,000	3.505%, 3/25/2029, Ser. K091, Class A2[l]	2,286,403
543,317	3.000%, 3/15/2045, Ser. 4741, Class GA	546,366
	Federal National Mortgage Association
1,800,000	3.410%, 5/1/2028	1,832,013
850,000	3.640%, 6/1/2028	878,601
225,000	3.710%, 7/1/2028	233,695
	Federal National Mortgage Association - ACES
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	460,531
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	950,674
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,565,641
	Federal National Mortgage Association Grantor Trust
923,843	2.898%, 6/25/2027, Ser. 2017-T1, Class Al	914,877
	GS Mortgage Securities Trust
456,429	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	471,274
700,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	724,459
825,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	834,837
800,000	3.470%, 11/10/2048, Ser. 2015-GS1, Class A2	816,233
	Morgan Stanley Bank of America Merrill Lynch Trust
400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	405,550
	Morgan Stanley Capital I, Inc.
1,300,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,395,270
	UBS Commercial Mortgage Trust
900,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	963,821

	Total	21,721,160

Communications Services (0.6%)
	AMC Networks, Inc.
395,000	5.000%, 4/1/2024	399,937
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,001
210,000	3.300%, 2/15/2021	211,499
	AT&T, Inc.
135,000	3.800%, 3/1/2024	139,236
118,000	4.100%, 2/15/2028	120,770
550,000	4.350%, 3/1/2029	568,644
97,000	4.300%, 2/15/2030	99,661
180,000	5.250%, 3/1/2037	192,667
180,000	4.900%, 8/15/2037	186,289
126,000	6.350%, 3/15/2040	146,858
125,000	5.550%, 8/15/2041	137,906
95,000	4.750%, 5/15/2046	94,631
330,000	5.450%, 3/1/2047	362,155
	British Sky Broadcasting Group plc
184,000	3.125%, 11/26/2022[i]	186,156
	British Telecommunications plc
425,000	4.500%, 12/4/2023	446,151
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[i]	417,884
275,000	5.500%, 5/1/2026[i]	283,800
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[i]	62,775
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	86,917
200,000	4.500%, 2/1/2024	208,470
250,000	4.200%, 3/15/2028	249,685
640,000	6.484%, 10/23/2045	726,866

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Communications Services (0.6%) - continued
	Clear Channel Worldwide Holdings, Inc.
$330,000	6.500%, 11/15/2022	$337,425
	Comcast Corporation
400,000	4.950%, 10/15/2058	447,167
225,000	4.049%, 11/1/2052	218,810
12,000	1.625%, 1/15/2022	11,675
140,000	2.750%, 3/1/2023	139,741
245,000	3.950%, 10/15/2025	256,465
400,000	4.250%, 10/15/2030	425,557
360,000	4.400%, 8/15/2035	377,965
243,000	4.750%, 3/1/2044	264,407
150,000	4.600%, 8/15/2045	159,902
	Cox Communications, Inc.
250,000	3.350%, 9/15/2026[i]	243,993
92,000	4.600%, 8/15/2047[i]	88,363
	Crown Castle International Corporation
201,000	3.400%, 2/15/2021	202,555
126,000	5.250%, 1/15/2023	135,285
184,000	3.200%, 9/1/2024	183,256
	CSC Holdings, LLC
190,000	5.500%, 5/15/2026[i]	195,106
	Discovery Communications, LLC
230,000	4.900%, 3/11/2026	244,595
190,000	5.000%, 9/20/2037	189,404
	Gray Television, Inc.
295,000	5.875%, 7/15/2026[i]	304,036
	Level 3 Communications, Inc.
560,000	5.375%, 1/15/2024	567,000
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	132,418
30,000	5.250%, 3/15/2026	30,460
	Moody’s Corporation
122,000	2.750%, 12/15/2021	121,786
	Neptune Finco Corporation
345,000	10.875%, 10/15/2025[i]	396,750
	Netflix, Inc.
400,000	4.875%, 4/15/2028	396,500
	Nexstar Escrow Corporation
293,000	5.625%, 8/1/2024[i]	297,454
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	84,830
	Orange SA
10,000	1.625%, 11/3/2019	9,943
	Sirius XM Radio, Inc.
400,000	5.000%, 8/1/2027[i]	403,280
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	231,438
	Sprint Corporation
495,000	7.625%, 2/15/2025	499,950
	Telefonica Emisiones SAU
375,000	4.570%, 4/27/2023	396,981
275,000	4.665%, 3/6/2038	271,706
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	187,656
	T-Mobile USA, Inc.
590,000	4.500%, 2/1/2026	592,454
	Verizon Communications, Inc.
378,000	5.150%, 9/15/2023	413,806
385,000	3.376%, 2/15/2025	390,760
90,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	90,726
285,000	4.016%, 12/3/2029[i]	297,568
117,000	4.272%, 1/15/2036	119,618
368,000	4.862%, 8/21/2046	400,625
278,000	4.522%, 9/15/2048	288,381
	Viacom, Inc.
99,000	4.250%, 9/1/2023	103,024
200,000	6.875%, 4/30/2036	236,425
126,000	5.850%, 9/1/2043	137,760
	Virgin Media Secured Finance plc
395,000	5.250%, 1/15/2026[i]	401,798
	Walt Disney Company
435,000	6.400%, 12/15/2035[i]	575,045

	Total	17,840,807

Consumer Cyclical (0.5%)
	Allison Transmission, Inc.
370,000	5.000%, 10/1/2024[i]	374,225
	Amazon.com, Inc.
115,000	3.150%, 8/22/2027	115,769
230,000	3.875%, 8/22/2037	236,573
138,000	4.050%, 8/22/2047	144,012
	American Honda Finance Corporation
204,000	2.000%, 2/14/2020	203,113
	Brookfield Property REIT, Inc.
200,000	5.750%, 5/15/2026[i]	203,500
	Brookfield Residential Properties, Inc.
400,000	6.125%, 7/1/2022[i]	407,800
	Cinemark USA, Inc.
488,000	4.875%, 6/1/2023	493,046
	D.R. Horton, Inc.
228,000	2.550%, 12/1/2020	227,070
	Daimler Finance North America, LLC
150,000	3.203%, (LIBOR 3M + 0.620%), 10/30/2019[b,i]	150,205
250,000	3.288%, (LIBOR 3M + 0.550%), 5/4/2021[b,i]	250,101
	Delphi Jersey Holdings plc
395,000	5.000%, 10/1/2025[i]	362,412
	Ford Motor Credit Company, LLC
14,000	2.597%, 11/4/2019	13,985
63,000	3.200%, 1/15/2021	62,570
9,000	3.336%, 3/18/2021	8,969
450,000	5.596%, 1/7/2022	470,703
130,000	3.867%, (LIBOR 3M + 1.270%), 3/28/2022[b]	128,014
350,000	2.979%, 8/3/2022	340,371
	General Motors Company
375,000	3.501%, (LIBOR 3M + 0.900%), 9/10/2021[b]	374,152
475,000	5.000%, 10/1/2028	488,896
	General Motors Financial Company, Inc.
9,000	2.650%, 4/13/2020	8,979
84,000	4.200%, 3/1/2021	85,489
275,000	3.442%, (LIBOR 3M + 0.850%), 4/9/2021[b]	274,625
9,000	4.375%, 9/25/2021	9,222
235,000	3.150%, 6/30/2022	233,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Consumer Cyclical (0.5%) - continued
$84,000	3.950%, 4/13/2024	$84,766
135,000	4.300%, 7/13/2025	136,842
	Hanesbrands, Inc.
300,000	4.875%, 5/15/2026[i]	300,375
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	10,024
215,000	5.400%, 9/15/2040	258,931
126,000	4.250%, 4/1/2046	132,708
230,000	3.900%, 6/15/2047	232,157
	Hyundai Capital America
226,000	2.550%, 4/3/2020[i]	224,618
6,000	2.750%, 9/18/2020[i]	5,963
126,000	3.000%, 10/30/2020[i]	125,610
	L Brands, Inc.
275,000	5.625%, 2/15/2022	285,312
27,000	6.694%, 1/15/2027	26,392
	Landry’s, Inc.
400,000	6.750%, 10/15/2024[i]	409,000
	Lear Corporation
175,000	5.250%, 1/15/2025	181,420
	Lennar Corporation
9,000	2.950%, 11/29/2020	8,910
215,000	4.125%, 1/15/2022	216,881
60,000	4.750%, 11/15/2022	61,413
475,000	4.875%, 12/15/2023	491,031
145,000	4.500%, 4/30/2024	147,900
	Live Nation Entertainment, Inc.
20,000	5.375%, 6/15/2022[i]	20,300
210,000	4.875%, 11/1/2024[i]	214,134
185,000	5.625%, 3/15/2026[i]	192,863
	Macy’s Retail Holdings, Inc.
348,000	2.875%, 2/15/2023	338,301
	Mastercard, Inc.
320,000	3.950%, 2/26/2048	332,571
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	125,105
275,000	4.450%, 3/1/2047	280,294
	MGM Resorts International
390,000	6.000%, 3/15/2023	416,325
30,000	5.750%, 6/15/2025	31,725
	Navistar International Corporation
375,000	6.625%, 11/1/2025[i]	382,500
	New Red Finance, Inc.
340,000	4.250%, 5/15/2024[i]	334,900
	Nissan Motor Acceptance Corporation
150,000	2.150%, 9/28/2020[i]	148,059
	Prime Security Services Borrower, LLC
124,000	9.250%, 5/15/2023[i]	130,690
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	9,987
	ServiceMaster Company, LLC
380,000	5.125%, 11/15/2024[i]	383,800
	Six Flags Entertainment Corporation
420,000	4.875%, 7/31/2024[i]	420,000
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,948
	Volkswagen Group of America Finance, LLC
500,000	4.250%, 11/13/2023[i]	516,927
325,000	4.750%, 11/13/2028[i]	337,903
	Walmart, Inc.
400,000	3.250%, 7/8/2029	403,999
	Yum! Brands, Inc.
430,000	5.000%, 6/1/2024[i]	439,675

	Total	14,477,613

Consumer Non-Cyclical (0.8%)
	Abbott Laboratories
230,000	2.900%, 11/30/2021	230,980
12,000	2.550%, 3/15/2022	11,952
80,000	3.400%, 11/30/2023	81,842
79,000	3.750%, 11/30/2026	82,162
381,000	4.750%, 11/30/2036	424,968
185,000	4.900%, 11/30/2046	211,762
	AbbVie, Inc.
302,000	2.500%, 5/14/2020	301,014
6,000	2.900%, 11/6/2022	5,980
210,000	3.600%, 5/14/2025	211,298
105,000	4.700%, 5/14/2045	100,655
	Albertson’s Companies, LLC
35,000	6.625%, 6/15/2024	36,094
350,000	7.500%, 3/15/2026[i]	371,000
	Altria Group, Inc.
84,000	2.850%, 8/9/2022	83,614
300,000	4.400%, 2/14/2026	310,252
105,000	2.625%, 9/16/2026	97,438
625,000	5.800%, 2/14/2039	670,181
	Amgen, Inc.
276,000	2.200%, 5/11/2020	274,815
125,000	3.125%, 5/1/2025	125,204
	Anheuser-Busch Companies, LLC
484,000	3.650%, 2/1/2026[i]	486,109
336,000	4.700%, 2/1/2036[i]	341,092
	Anheuser-Busch InBev Finance, Inc.
5,000	3.300%, 2/1/2023	5,066
	Anheuser-Busch InBev Worldwide, Inc.
550,000	4.750%, 4/15/2058	539,382
290,000	4.375%, 4/15/2038	282,542
90,000	4.600%, 4/15/2048	87,649
	Anthem, Inc.
230,000	4.625%, 5/15/2042	232,182
	BAT Capital Corporation
92,000	2.297%, 8/14/2020	91,274
138,000	3.222%, 8/15/2024	135,060
184,000	4.540%, 8/15/2047	163,661
	Baxalta, Inc.
118,000	4.000%, 6/23/2025	122,096
	Bayer U.S. Finance II, LLC
330,000	4.250%, 12/15/2025[i]	334,534
375,000	4.875%, 6/25/2048[i]	363,074
	Bayer U.S. Finance, LLC
10,000	2.375%, 10/8/2019[i]	9,967
	Becton, Dickinson and Company
196,000	3.734%, 12/15/2024	199,185
425,000	3.700%, 6/6/2027	423,674
138,000	4.669%, 6/6/2047	142,216
	Boston Scientific Corporation
125,000	3.850%, 5/15/2025	129,257
275,000	4.000%, 3/1/2028	282,717
126,000	7.375%, 1/15/2040	172,058

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Consumer Non-Cyclical (0.8%) - continued
	Bunge, Ltd. Finance Corporation
$80,000	3.500%, 11/24/2020	$80,398
	Celgene Corporation
370,000	2.875%, 8/15/2020	370,351
	Centene Corporation
380,000	4.750%, 1/15/2025	385,510
	Cigna Corporation
45,000	3.487%, ( LIBOR 3M + 0.890%), 7/15/2023[b,i]	44,807
320,000	4.125%, 11/15/2025[i]	330,790
380,000	3.050%, 10/15/2027	358,753
400,000	4.800%, 8/15/2038[i]	403,636
	Clorox Company
300,000	3.100%, 10/1/2027	295,936
	Conagra Brands, Inc.
215,000	3.800%, 10/22/2021	219,345
230,000	4.300%, 5/1/2024	239,247
	Constellation Brands, Inc.
210,000	3.600%, 2/15/2028	208,192
	CVS Caremark Corporation
40,000	4.000%, 12/5/2023	40,961
	CVS Health Corporation
52,000	3.350%, 3/9/2021	52,375
6,000	2.750%, 12/1/2022	5,917
104,000	3.700%, 3/9/2023	105,408
270,000	4.100%, 3/25/2025	274,710
550,000	4.875%, 7/20/2035	549,744
545,000	4.780%, 3/25/2038	530,719
330,000	5.050%, 3/25/2048	326,221
	EMD Finance, LLC
96,000	2.950%, 3/19/2022[i]	95,509
	Energizer Holdings, Inc.
420,000	5.500%, 6/15/2025[i]	424,462
	Express Scripts Holding Company
6,000	4.750%, 11/15/2021	6,262
84,000	3.000%, 7/15/2023	83,232
425,000	4.800%, 7/15/2046	422,073
	Forest Laboratories, LLC
52,000	4.875%, 2/15/2021[i]	53,511
	HCA, Inc.
570,000	5.375%, 2/1/2025	599,925
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[i]	169,598
	JBS USA, LLC
335,000	5.750%, 6/15/2025[i]	343,794
	Kellogg Company
400,000	3.250%, 5/14/2021	403,846
	Kimberly-Clark Corporation
230,000	3.900%, 5/4/2047	233,037
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	162,063
	Kraft Heinz Foods Company
10,000	5.375%, 2/10/2020	10,183
400,000	3.375%, 6/15/2021	403,164
	Kroger Company
115,000	2.800%, 8/1/2022	114,560
	Maple Escrow Subsidiary, Inc.
275,000	3.551%, 5/25/2021[i]	278,167
	Mead Johnson Nutrition Company
94,000	3.000%, 11/15/2020	94,337
	Medtronic, Inc.
665,000	4.375%, 3/15/2035	714,302
16,000	4.625%, 3/15/2045	17,944
	Merck & Company, Inc.
30,000	3.700%, 2/10/2045	29,430
	Mondelez International Holdings Netherlands BV
200,000	2.000%, 10/28/2021[i]	195,369
	Mylan, Inc.
45,000	3.125%, 1/15/2023[i]	44,153
175,000	4.550%, 4/15/2028	171,029
	Nestle Holdings, Inc.
650,000	3.900%, 9/24/2038[i]	671,579
	PepsiCo, Inc.
168,000	2.850%, 2/24/2026	167,457
	Pernod Ricard SA
10,000	5.750%, 4/7/2021[i]	10,521
	Perrigo Finance Unlimited Company
360,000	4.900%, 12/15/2044	304,089
	Pilgrim’s Pride Corporation
335,000	5.750%, 3/15/2025[i]	340,025
	Post Holdings, Inc.
390,000	5.500%, 3/1/2025[i]	399,263
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	6,022
257,000	5.700%, 8/15/2035	271,216
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[i]	136,585
	Shire Acquisitions Investments Ireland Designated Activity Company
10,000	1.900%, 9/23/2019	9,962
276,000	2.400%, 9/23/2021	272,756
	Simmons Foods, Inc.
365,000	5.750%, 11/1/2024[i]	335,800
	Smithfield Foods, Inc.
224,000	2.700%, 1/31/2020[i]	224,226
165,000	2.650%, 10/3/2021[i]	159,948
	Spectrum Brands, Inc.
390,000	5.750%, 7/15/2025	398,288
	Tenet Healthcare Corporation
400,000	4.625%, 7/15/2024	401,127
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,609
	TreeHouse Foods, Inc.
225,000	4.875%, 3/15/2022	226,688
	Tyson Foods, Inc.
92,000	3.550%, 6/2/2027	91,261
	UnitedHealth Group, Inc.
250,000	2.950%, 10/15/2027	244,563
380,000	4.625%, 7/15/2035	414,863
	VRX Escrow Corporation
570,000	6.125%, 4/15/2025[i]	577,125
	Zimmer Biomet Holdings, Inc.
340,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	338,921
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Consumer Non-Cyclical (0.8%) - continued
$288,000	4.700%, 2/1/2043	$306,287

	Total	24,394,237

Energy (0.7%)
	Alliance Resource Operating Partners, LP
315,000	7.500%, 5/1/2025[i]	330,356
	Anadarko Petroleum Corporation
219,000	4.850%, 3/15/2021	226,108
	Antero Resources Corporation
330,000	5.125%, 12/1/2022	331,237
70,000	5.625%, 6/1/2023	70,808
	BP Capital Markets America, Inc.
45,000	3.119%, 5/4/2026	44,746
	BP Capital Markets plc
6,000	2.315%, 2/13/2020	5,981
252,000	3.535%, 11/4/2024	258,701
350,000	3.279%, 9/19/2027	349,155
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	202,066
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[i]	139,944
	Cheniere Corpus Christi Holdings, LLC
340,000	7.000%, 6/30/2024	381,225
255,000	5.875%, 3/31/2025	274,763
	Cheniere Energy Partners, LP
475,000	5.625%, 10/1/2026[i]	490,656
	Chesapeake Energy Corporation
395,000	7.000%, 10/1/2024[g]	390,433
	ConocoPhillips
230,000	6.500%, 2/1/2039	308,571
	Continental Resources, Inc.
189,000	5.000%, 9/15/2022	190,568
350,000	4.375%, 1/15/2028	358,893
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	41,000
	Devon Energy Corporation
400,000	5.000%, 6/15/2045	418,936
	Diamondback Energy, Inc.
230,000	4.750%, 11/1/2024	234,888
150,000	5.375%, 5/31/2025	156,563
	Dominion Gas Holdings, LLC
280,000	2.500%, 12/15/2019	279,457
	El Paso Pipeline Partners Operating Company, LLC
135,000	4.300%, 5/1/2024	141,134
	Enbridge Energy Partners, LP
230,000	5.875%, 10/15/2025	260,628
	Enbridge, Inc.
175,000	2.900%, 7/15/2022	174,606
	Encana Corporation
47,000	3.900%, 11/15/2021	47,856
	Energy Transfer Operating, LP
75,000	4.200%, 9/15/2023	77,220
330,000	6.000%, 6/15/2048	358,544
	Energy Transfer Partners, LP
10,000	4.150%, 10/1/2020	10,150
90,000	4.900%, 3/15/2035	86,400
125,000	5.150%, 2/1/2043	121,322
	Eni SPA
375,000	4.000%, 9/12/2023[i]	384,438
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	81,813
443,000	4.850%, 7/15/2026	439,124
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	52,509
	EOG Resources, Inc.
10,000	2.625%, 3/15/2023	9,939
	EQM Midstream Partners LP
350,000	4.750%, 7/15/2023	356,962
	EQT Corporation
63,000	8.125%, 6/1/2019	63,242
150,000	4.875%, 11/15/2021	156,172
400,000	3.000%, 10/1/2022	393,122
274,000	3.900%, 10/1/2027	258,440
	Hess Corporation
435,000	3.500%, 7/15/2024	430,472
150,000	6.000%, 1/15/2040	160,222
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	131,162
12,000	3.450%, 2/15/2023	12,125
225,000	6.500%, 9/1/2039	266,928
	Kinder Morgan, Inc.
255,000	6.500%, 9/15/2020	267,003
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	130,458
	Marathon Oil Corporation
132,000	2.700%, 6/1/2020	131,675
325,000	6.600%, 10/1/2037	393,257
	Marathon Petroleum Corporation
276,000	4.750%, 12/15/2023[i]	290,918
184,000	6.500%, 3/1/2041	223,849
	MPLX, LP
9,000	4.500%, 7/15/2023	9,437
500,000	4.875%, 12/1/2024	533,909
276,000	4.875%, 6/1/2025	293,904
	Nabors Industries, Inc.
300,000	5.750%, 2/1/2025	273,000
	ONEOK Partners, LP
165,000	3.800%, 3/15/2020	165,889
	Parsley Energy, LLC
360,000	5.625%, 10/15/2027[i]	368,100
	PBF Holding Company, LLC
285,000	7.250%, 6/15/2025	293,550
	Petrobras Global Finance BV
425,000	7.375%, 1/17/2027	473,450
	Petroleos Mexicanos
10,000	6.375%, 2/4/2021	10,349
425,000	4.875%, 1/24/2022	428,953
	Phillips 66
205,000	3.900%, 3/15/2028	211,410
	Pioneer Natural Resources Company
85,000	4.450%, 1/15/2026	90,003
	Plains All American Pipeline, LP
225,000	5.000%, 2/1/2021	232,244
	Precision Drilling Corporation
50,000	5.250%, 11/15/2024	47,375
290,000	7.125%, 1/15/2026[i]	291,450
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	179,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Energy (0.7%) - continued
	Sabine Pass Liquefaction, LLC
$141,000	6.250%, 3/15/2022	$151,779
166,000	5.625%, 4/15/2023	179,104
185,000	5.750%, 5/15/2024	203,035
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[i]	10,031
330,000	4.000%, 12/21/2025[i]	339,666
	Southwestern Energy Company
340,000	7.500%, 4/1/2026	345,100
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	97,061
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,265
	Sunoco, LP
210,000	5.500%, 2/15/2026	213,675
200,000	5.875%, 3/15/2028	205,000
	Tallgrass Energy Partners, LP
515,000	5.500%, 1/15/2028[i]	524,656
	Targa Resources Partners, LP
400,000	5.250%, 5/1/2023	405,000
	Transocean Guardian, Ltd.
354,375	5.875%, 1/15/2024[i]	365,006
	W&T Offshore, Inc.
380,000	9.750%, 11/1/2023[i]	386,650
	Western Gas Partners, LP
184,000	4.000%, 7/1/2022	187,966
	Williams Companies, Inc.
250,000	7.500%, 1/15/2031	315,195
	Williams Partners, LP
117,000	4.000%, 11/15/2021	120,038
65,000	3.600%, 3/15/2022	65,987
115,000	4.500%, 11/15/2023	120,802
185,000	6.300%, 4/15/2040	214,892
	Woodside Finance, Ltd.
240,000	3.650%, 3/5/2025[i]	239,182
95,000	3.700%, 3/15/2028[i]	92,283
	WPX Energy, Inc.
245,000	5.750%, 6/1/2026	253,269

	Total	20,344,716

Financials (1.7%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[i]	209,339
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,071
125,000	4.350%, 11/3/2045	136,181
	AerCap Ireland Capital, Ltd.
80,000	3.750%, 5/15/2019	80,021
84,000	4.625%, 10/30/2020	85,906
230,000	5.000%, 10/1/2021	239,190
84,000	4.625%, 7/1/2022	87,246
175,000	3.500%, 1/15/2025	170,588
	Air Lease Corporation
215,000	2.500%, 3/1/2021	213,709
	Aircastle, Ltd.
400,000	5.000%, 4/1/2023	415,965
	Ally Financial, Inc.
380,000	5.750%, 11/20/2025[g]	411,825
	American Express Credit Corporation
5,000	3.643%, (LIBOR 3M + 1.050%), 9/14/2020[b]	5,055
	American International Group, Inc.
126,000	4.125%, 2/15/2024	131,549
275,000	3.750%, 7/10/2025	278,265
255,000	3.900%, 4/1/2026	258,310
	Ares Capital Corporation
435,000	3.875%, 1/15/2020	437,019
	Athene Global Funding
5,000	4.000%, 1/25/2022[i]	5,133
	AvalonBay Communities, Inc.
200,000	3.500%, 11/15/2025	204,964
	Aviation Capital Group, LLC
290,000	2.875%, 1/20/2022[i]	287,783
	Avolon Holdings Funding, Ltd.
275,000	5.250%, 5/15/2024[i]	287,466
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,m]	200,260
400,000	3.724%, (LIBOR 3M + 1.120%), 4/12/2023[b]	398,850
	Bank of America Corporation
5,000	2.738%, 1/23/2022[b]	4,984
275,000	3.499%, 5/17/2022[b]	278,081
200,000	3.300%, 1/11/2023	202,174
185,000	2.881%, 4/24/2023[b]	184,408
9,000	3.550%, 3/5/2024[b]	9,143
168,000	4.000%, 4/1/2024	175,435
515,000	4.000%, 1/22/2025	527,517
450,000	3.458%, 3/15/2025[b]	454,536
240,000	3.093%, 10/1/2025[b]	238,043
126,000	3.500%, 4/19/2026	127,152
276,000	4.183%, 11/25/2027	282,439
185,000	3.824%, 1/20/2028[b]	188,212
208,000	5.875%, 2/7/2042	260,696
	Bank of Montreal
225,000	3.057%, (LIBOR 3M + 0.460%), 4/13/2021[b]	226,005
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	209,462
12,000	2.600%, 2/7/2022	11,965
	Bank of Nova Scotia
435,000	3.032%, (LIBOR 3M + 0.440%), 4/20/2021[b]	436,743
199,000	2.700%, 3/7/2022	198,800
	Barclays Bank plc
42,000	10.179%, 6/12/2021[i]	47,502
	Barclays plc
330,000	3.250%, 1/12/2021	330,000
425,000	4.610%, 2/15/2023[b]	435,541
168,000	3.650%, 3/16/2025	164,824
	BNP Paribas SA
350,000	4.375%, 3/1/2033[b,i]	348,769
	Boston Properties, LP
325,000	4.500%, 12/1/2028	347,905
	BPCE SA
350,000	3.500%, 10/23/2027[i]	340,486
	Capital One Financial Corporation
166,000	2.500%, 5/12/2020	165,513
600,000	3.450%, 4/30/2021	606,590
186,000	3.050%, 3/9/2022	186,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Financials (1.7%) - continued
	Capital One NA
$250,000	2.350%, 1/31/2020	$249,161
	Cboe Global Markets, Inc.
110,000	1.950%, 6/28/2019	109,871
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	369,200
	Citigroup, Inc.
12,000	2.450%, 1/10/2020	11,977
12,000	2.650%, 10/26/2020	11,983
170,000	2.700%, 3/30/2021	169,784
216,000	2.750%, 4/25/2022	214,872
89,000	4.050%, 7/30/2022	91,897
165,000	3.142%, 1/24/2023[b]	165,673
435,000	4.400%, 6/10/2025	453,930
168,000	3.200%, 10/21/2026	164,846
276,000	3.668%, 7/24/2028[b]	276,812
126,000	4.125%, 7/25/2028	127,862
250,000	3.520%, 10/27/2028[b]	246,790
320,000	3.878%, 1/24/2039[b]	314,970
198,000	4.650%, 7/23/2048	213,943
	Citizens Bank NA
250,000	2.200%, 5/26/2020	248,435
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,644
	Comerica, Inc.
70,000	3.700%, 7/31/2023	72,142
	Commerzbank AG
230,000	8.125%, 9/19/2023[i]	263,218
	Commonwealth Bank of Australia
138,000	2.250%, 3/10/2020[i]	137,503
315,000	3.315%, (LIBOR 3M + 0.700%), 3/16/2023[b,i]	315,804
	Compass Bank
180,000	2.750%, 9/29/2019	179,888
250,000	3.500%, 6/11/2021	252,637
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
239,000	3.950%, 11/9/2022	243,428
552,000	4.625%, 12/1/2023	576,878
	Credit Agricole SA
306,000	3.375%, 1/10/2022[i]	308,401
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,i]	246,903
225,000	7.250%, 9/12/2025[b,i,m]	233,887
250,000	3.869%, 1/12/2029[b,i]	248,141
	Credit Suisse Group Funding (Guernsey), Ltd.
222,000	3.125%, 12/10/2020	222,594
18,000	3.800%, 9/15/2022	18,376
	Credit Suisse Group Funding, Ltd.
168,000	3.750%, 3/26/2025	170,100
	Deutsche Bank AG
174,000	2.700%, 7/13/2020	172,334
252,000	3.375%, 5/12/2021	250,178
123,000	4.250%, 10/14/2021	123,148
330,000	4.875%, 12/1/2032[b]	282,137
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	98,354
	Digital Realty Trust LP
100,000	3.400%, 10/1/2020	100,753
	Discover Bank
193,000	8.700%, 11/18/2019	198,836
165,000	3.100%, 6/4/2020	165,444
290,000	4.682%, 8/9/2028[b]	293,599
	Duke Realty, LP
30,000	3.875%, 2/15/2021	30,501
90,000	4.375%, 6/15/2022	93,655
	ERP Operating, LP
32,000	3.375%, 6/1/2025	32,655
	Fidelity National Financial, Inc.
325,000	5.500%, 9/1/2022	343,871
	Fifth Third Bancorp
52,000	2.875%, 7/27/2020	52,092
155,000	2.600%, 6/15/2022	154,040
	Five Corners Funding Trust
555,000	4.419%, 11/15/2023[i]	585,602
	GE Capital International Funding Company
2,000,000	4.418%, 11/15/2035	1,864,266
	Goldman Sachs Group, Inc.
400,000	5.375%, 3/15/2020	408,714
337,000	5.375%, 5/10/2020[b,m]	344,842
578,000	5.250%, 7/27/2021	607,640
10,000	3.854%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,086
12,000	3.000%, 4/26/2022	12,020
329,000	2.876%, 10/31/2022[b]	326,940
184,000	2.908%, 6/5/2023[b]	182,471
525,000	3.625%, 2/20/2024	533,837
325,000	3.691%, 6/5/2028[b]	321,977
465,000	4.750%, 10/21/2045	496,304
	Hartford Financial Services Group, Inc.
369,000	5.125%, 4/15/2022	392,617
	HCP, Inc.
210,000	4.000%, 12/1/2022	216,354
60,000	3.400%, 2/1/2025	60,036
	Hilton Worldwide Finance, LLC
390,000	4.625%, 4/1/2025	394,875
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,090
	HSBC Holdings plc
353,000	3.400%, 3/8/2021	356,611
212,000	6.875%, 6/1/2021[b,m]	222,335
125,000	2.650%, 1/5/2022	124,160
525,000	3.803%, 3/11/2025[b]	534,416
200,000	3.900%, 5/25/2026	203,939
	HSBC USA, Inc.
280,000	2.350%, 3/5/2020	279,215
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,063
	Icahn Enterprises, LP
140,000	6.750%, 2/1/2024	146,475
185,000	6.375%, 12/15/2025	192,863
	ING Groep NV
200,000	3.150%, 3/29/2022	200,705
350,000	4.100%, 10/2/2023	361,042
	International Lease Finance Corporation
12,000	4.625%, 4/15/2021	12,330
112,000	5.875%, 8/15/2022	120,675
	Intesa Sanpaolo SPA
198,000	3.125%, 7/14/2022[i]	193,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Financials (1.7%) - continued
	Iron Mountain, Inc.
$333,677	6.000%, 8/15/2023	$342,227
	J.P. Morgan Chase & Company
199,000	3.306%, (LIBOR 3M + 0.680%), 6/1/2021[b]	199,858
95,000	2.295%, 8/15/2021	94,168
9,000	2.776%, 4/25/2023[b]	8,958
210,000	2.700%, 5/18/2023	208,055
108,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	109,588
120,000	3.625%, 5/13/2024	123,362
240,000	3.125%, 1/23/2025	239,927
470,000	3.900%, 7/15/2025	487,446
135,000	3.300%, 4/1/2026	134,986
375,000	4.203%, 7/23/2029[b]	391,279
350,000	4.452%, 12/5/2029[b]	372,754
275,000	3.882%, 7/24/2038[b]	270,913
	J.P. Morgan Chase Bank NA
650,000	3.086%, 4/26/2021[b]	651,651
	KeyCorp
100,000	2.900%, 9/15/2020	100,315
	Kimco Realty Corporation
368,000	3.300%, 2/1/2025	367,535
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[i]	3,112
84,000	4.950%, 5/1/2022[i]	88,235
	Liberty Property, LP
246,000	3.750%, 4/1/2025	248,577
	Lincoln National Corporation
7,000	6.250%, 2/15/2020	7,182
	Lloyds Bank plc
200,000	3.229%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,127
	Lloyds Banking Group plc
250,000	2.907%, 11/7/2023[b]	245,561
	Marsh & McLennan Companies, Inc.
350,000	3.875%, 3/15/2024	363,715
	MetLife, Inc.
125,000	4.050%, 3/1/2045	125,940
	Mitsubishi UFJ Financial Group, Inc.
200,000	2.190%, 9/13/2021	196,907
6,000	2.998%, 2/22/2022	6,012
315,000	3.455%, 3/2/2023	319,965
230,000	3.287%, 7/25/2027	229,678
	Morgan Stanley
12,000	2.800%, 6/16/2020	12,010
84,000	5.550%, 7/15/2020[b,m]	85,848
555,000	2.500%, 4/21/2021	552,027
11,000	5.500%, 7/28/2021	11,612
210,000	2.625%, 11/17/2021	209,217
97,000	3.772%, (LIBOR 3M + 1.180%), 1/20/2022[b]	98,053
213,000	2.750%, 5/19/2022	211,937
65,000	4.875%, 11/1/2022	68,824
215,000	3.125%, 1/23/2023	215,855
100,000	4.000%, 7/23/2025	103,975
210,000	4.350%, 9/8/2026	217,959
276,000	3.591%, 7/22/2028[b]	275,880
250,000	3.772%, 1/24/2029[b]	252,295
	MPT Operating Partnership, LP
275,000	6.375%, 3/1/2024	289,575
40,000	5.500%, 5/1/2024	40,900
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	111,395
	National City Corporation
209,000	6.875%, 5/15/2019	209,314
	Nationwide Building Society
275,000	3.622%, 4/26/2023[b,i]	276,681
	New York Life Global Funding
138,000	2.300%, 6/10/2022[i]	136,343
	Park Aerospace Holdings, Ltd.
275,000	4.500%, 3/15/2023[i]	278,325
355,000	5.500%, 2/15/2024[i]	373,772
	PNC Bank NA
10,000	2.450%, 11/5/2020	9,965
	Quicken Loans, Inc.
395,000	5.750%, 5/1/2025[i]	400,925
	Realty Income Corporation
9,000	5.750%, 1/15/2021	9,388
185,000	4.125%, 10/15/2026	194,660
	Regency Centers, LP
320,000	4.125%, 3/15/2028	329,079
	Regions Financial Corporation
136,000	3.200%, 2/8/2021	136,956
	Reinsurance Group of America, Inc.
281,000	5.000%, 6/1/2021	292,572
323,000	4.700%, 9/15/2023	343,538
	Royal Bank of Canada
12,000	2.125%, 3/2/2020	11,948
	Royal Bank of Scotland Group plc
238,000	8.625%, 8/15/2021[b,m]	255,850
200,000	3.875%, 9/12/2023	201,692
375,000	5.125%, 5/28/2024	389,812
450,000	4.269%, 3/22/2025[b]	458,694
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	146,675
	Simon Property Group, LP
15,000	2.500%, 7/15/2021	14,954
140,000	2.750%, 2/1/2023	139,821
168,000	4.250%, 11/30/2046	175,008
	SITE Centers Corporation
69,000	4.625%, 7/15/2022	71,179
	Societe Generale SA
138,000	4.750%, 11/24/2025[i]	143,700
	Standard Chartered plc
164,000	2.100%, 8/19/2019[i]	163,666
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%, 3/9/2021	12,064
176,000	2.784%, 7/12/2022	175,618
150,000	3.102%, 1/17/2023	150,865
126,000	3.010%, 10/19/2026	123,392
	Sumitomo Mitsui Trust Bank, Ltd.
240,000	1.950%, 9/19/2019[i]	239,241
	SunTrust Banks, Inc.
180,000	2.250%, 1/31/2020	179,342
10,000	2.900%, 3/3/2021	10,029
	Svenska Handelsbanken AB
120,000	3.105%, (LIBOR 3M + 0.490%), 6/17/2019[b]	120,067
	Synchrony Financial
321,000	3.000%, 8/15/2019	321,070
55,000	4.250%, 8/15/2024	55,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Financials (1.7%) - continued
$425,000	3.950%, 12/1/2027	$406,973
	UBS Group Funding Jersey, Ltd.
24,000	3.000%, 4/15/2021[i]	24,039
126,000	4.125%, 9/24/2025[i]	130,606
	UBS Group Funding Switzerland AG
200,000	3.491%, 5/23/2023[i]	201,126
	Ventas Realty, LP
195,000	3.100%, 1/15/2023	195,450
260,000	4.000%, 3/1/2028	263,450
	Voya Financial, Inc.
342,000	3.125%, 7/15/2024	338,796
	Wells Fargo & Company
170,000	2.550%, 12/7/2020	169,523
7,000	2.100%, 7/26/2021	6,895
205,000	2.625%, 7/22/2022	203,280
225,000	3.069%, 1/24/2023	225,306
12,000	3.691%, (LIBOR 3M + 1.110%), 1/24/2023[b]	12,154
168,000	3.450%, 2/13/2023	169,850
15,000	3.813%, (LIBOR 3M + 1.230%), 10/31/2023[b]	15,292
125,000	3.000%, 2/19/2025	123,817
175,000	3.000%, 4/22/2026	170,995
168,000	3.000%, 10/23/2026	163,377
323,000	4.900%, 11/17/2045	346,716
	Welltower, Inc.
9,000	4.950%, 1/15/2021	9,266
70,000	3.950%, 9/1/2023	72,547
360,000	4.000%, 6/1/2025	371,938
	Westpac Banking Corporation
15,000	3.533%, (LIBOR 3M + 0.850%), 8/19/2021[b]	15,167
	ZB NA
360,000	3.500%, 8/27/2021	364,346

	Total	50,054,189

Foreign Government (<0.1%)
	Kommunalbanken AS
125,000	1.500%, 10/22/2019[i]	124,384

	Total	124,384

Mortgage-Backed Securities (5.4%)
	Federal National Mortgage Association - REMIC
1,821,221	3.000%, 12/25/2027, Ser. 2012-137, Class AIj	140,384
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
39,117	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[b]	40,172
51,781	4.290%, (LIBOR 12M + 1.540%), 7/1/2043[b]	53,368
19,763	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	20,395
42,725,000	3.500%, 5/1/2049[e,n]	43,115,904
72,960,000	4.000%, 5/1/2049[e]	74,868,847
4,590,000	4.500%, 5/1/2049[e]	4,775,702
1,350,000	5.000%, 5/1/2049[e]	1,422,694
33,500,000	4.500%, 6/1/2049[e]	34,834,401

	Total	159,271,867

Technology (0.4%)
	Apple, Inc.
12,000	2.850%, 5/6/2021	12,075
12,000	3.047%, (LIBOR 3M + 0.350%), 5/11/2022[b]	12,067
10,000	2.400%, 1/13/2023	9,914
115,000	3.000%, 2/9/2024	116,192
183,000	3.200%, 5/11/2027	184,275
250,000	3.000%, 6/20/2027	248,235
400,000	3.000%, 11/13/2027	396,634
250,000	4.500%, 2/23/2036	277,642
126,000	4.650%, 2/23/2046	140,161
225,000	4.250%, 2/9/2047	236,882
335,000	3.750%, 9/12/2047	328,675
	Applied Materials, Inc.
92,000	3.300%, 4/1/2027	92,872
	Avnet, Inc.
125,000	3.750%, 12/1/2021	126,590
	Baidu, Inc.
225,000	3.000%, 6/30/2020	225,042
	Broadcom Corporation
146,000	3.875%, 1/15/2027	139,612
220,000	3.500%, 1/15/2028	202,785
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[i]	274,225
	Diamond 1 Finance Corporation
242,000	5.450%, 6/15/2023[i]	258,205
540,000	6.020%, 6/15/2026[i]	584,923
	Equinix, Inc.
375,000	5.750%, 1/1/2025	389,062
	Fidelity National Information Services, Inc.
109,000	3.625%, 10/15/2020	110,003
15,000	2.250%, 8/15/2021	14,829
	Harland Clarke Holdings Corporation
350,000	8.375%, 8/15/2022[i]	310,625
	Hewlett Packard Enterprise Company
15,000	3.600%, 10/15/2020	15,141
365,000	3.318%, (LIBOR 3M + 0.720%), 10/5/2021[b]	365,077
48,000	4.400%, 10/15/2022	50,208
	Inception Merger Sub, Inc.
380,000	8.625%, 11/15/2024[g,i]	354,350
	Intel Corporation
10,000	3.100%, 7/29/2022	10,164
65,000	3.700%, 7/29/2025	67,895
189,000	4.100%, 5/19/2046	196,361
	Marvell Technology Group, Ltd.
205,000	4.200%, 6/22/2023	208,846
275,000	4.875%, 6/22/2028	287,393
	Microsoft Corporation
270,000	4.750%, 11/3/2055	316,450
12,000	2.400%, 2/6/2022	11,988
270,000	4.200%, 11/3/2035	293,997
975,000	3.700%, 8/8/2046	974,154
225,000	4.250%, 2/6/2047	246,224
	NetApp, Inc.
160,000	2.000%, 9/27/2019	159,481
	NXP BV/NXP Funding, LLC
425,000	4.875%, 3/1/2024[i]	449,680
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Technology (0.4%) - continued
$168,000	2.400%, 9/15/2023	$165,453
390,000	2.950%, 5/15/2025	388,206
250,000	3.850%, 7/15/2036	250,921
	Plantronics, Inc.
310,000	5.500%, 5/31/2023[i]	312,712
	Seagate HDD Cayman
190,000	4.750%, 1/1/2025	185,495
	Sensata Technologies UK Financing Company plc
200,000	6.250%, 2/15/2026[i]	211,250
	SS&C Technologies, Inc.
290,000	5.500%, 9/30/2027[i]	297,431
	Texas Instruments, Inc.
330,000	4.150%, 5/15/2048	349,035
	Tyco Electronics Group SA
46,000	3.450%, 8/1/2024	46,666
92,000	3.125%, 8/15/2027	89,237
	VMware, Inc.
45,000	2.950%, 8/21/2022	44,762
	Western Digital Corporation
515,000	4.750%, 2/15/2026[g]	496,975

	Total	11,547,027

Transportation (0.1%)
	Air Canada Pass Through Trust
40,670	3.875%, 3/15/2023[i]	40,540
	Air Lease Corporation
70,000	3.500%, 1/15/2022	70,720
	Burlington Northern Santa Fe, LLC
140,000	5.750%, 5/1/2040	173,011
430,000	5.050%, 3/1/2041	495,934
150,000	4.450%, 3/15/2043	162,519
	CSX Corporation
42,000	3.700%, 11/1/2023	43,397
	Delta Air Lines, Inc.
114,000	2.875%, 3/13/2020	113,905
7,012	4.950%, 11/23/2020	7,020
	Penske Truck Leasing Company, LP
425,000	3.375%, 2/1/2022[i]	427,245
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,021
	United Continental Holdings, Inc.
375,000	4.250%, 10/1/2022	378,281
	XPO Logistics, Inc.
202,000	6.500%, 6/15/2022[i]	206,545
200,000	6.125%, 9/1/2023[i]	204,250

	Total	2,333,388

U.S. Government & Agencies (4.9%)
	U.S. Treasury Bonds
4,485,000	2.250%, 11/15/2027	4,409,316
8,000,000	2.875%, 5/15/2028	8,250,625
1,510,000	5.250%, 11/15/2028	1,860,662
1,175,000	4.375%, 5/15/2040	1,469,714
6,780,000	3.000%, 5/15/2042	6,922,221
12,618,000	2.500%, 5/15/2046	11,603,631
750,000	3.000%, 5/15/2047	760,459
250,000	2.750%, 8/15/2047	241,006
	U.S. Treasury Notes
2,210,000	1.500%, 10/31/2019	2,199,900
940,000	2.250%, 3/31/2020	938,825
120,000	1.875%, 12/15/2020	119,184
500,000	2.500%, 2/28/2021	501,895
250,000	1.375%, 5/31/2021	245,459
7,984,000	1.125%, 8/31/2021	7,780,034
50,000	2.000%, 2/15/2022	49,686
7,440,000	1.875%, 7/31/2022	7,353,975
155,000	2.000%, 11/30/2022	153,656
4,750,000	2.500%, 3/31/2023	4,792,861
1,698,000	1.375%, 9/30/2023	1,633,993
6,560,000	2.500%, 1/31/2024	6,622,012
2,060,000	2.125%, 7/31/2024	2,042,216
990,000	2.250%, 11/15/2024	986,171
5,760,000	2.125%, 11/30/2024	5,701,275
18,500,000	2.875%, 5/31/2025	19,041,270
6,380,000	2.625%, 1/31/2026	6,470,217
42,470,000	2.500%, 2/28/2026	42,760,322

	Total	144,910,585

Utilities (0.4%)
	Alabama Power Company
6,000	2.450%, 3/30/2022	5,966
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,969
	Ameren Illinois Company
270,000	4.500%, 3/15/2049	300,002
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	253,250
	Appalachian Power Company
92,000	3.300%, 6/1/2027	90,950
	Atmos Energy Corporation
100,000	3.000%, 6/15/2027	98,399
	Berkshire Hathaway Energy Company
155,000	4.500%, 2/1/2045	164,064
	Calpine Corporation
195,000	5.375%, 1/15/2023	196,462
180,000	5.875%, 1/15/2024[i]	183,600
	CenterPoint Energy, Inc.
70,000	3.850%, 2/1/2024	71,771
245,000	4.250%, 11/1/2028	255,013
	CMS Energy Corporation
126,000	2.950%, 2/15/2027	120,510
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	120,197
70,000	4.350%, 11/15/2045	74,564
	Consolidated Edison, Inc.
6,000	2.000%, 3/15/2020	5,962
84,000	2.000%, 5/15/2021	82,774
63,000	4.500%, 12/1/2045	67,389
	Consumers Energy Company
325,000	4.350%, 4/15/2049	356,274
	Dominion Energy, Inc.
196,000	2.579%, 7/1/2020	195,192
	DTE Electric Company
95,000	3.700%, 3/15/2045	92,732
135,000	3.700%, 6/1/2046	131,028
	Duke Energy Carolinas, LLC
350,000	3.700%, 12/1/2047	338,563
	Duke Energy Corporation
168,000	3.750%, 9/1/2046	156,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (17.8%)	Value
Utilities (0.4%) - continued
	Duke Energy Florida, LLC
$120,000	3.200%, 1/15/2027	$120,432
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	165,443
	Edison International
6,000	2.125%, 4/15/2020	5,921
170,000	2.950%, 3/15/2023	162,105
	Emera U.S. Finance, LP
134,000	2.150%, 6/15/2019	133,853
	Energy Transfer Operating, LP
330,000	5.200%, 2/1/2022	347,130
	Eversource Energy
225,000	2.500%, 3/15/2021	223,831
	Exelon Corporation
90,000	5.100%, 6/15/2045	101,899
126,000	4.450%, 4/15/2046	130,685
	Exelon Generation Company, LLC
129,000	5.200%, 10/1/2019	130,057
	FirstEnergy Corporation
60,000	2.850%, 7/15/2022	59,581
350,000	4.850%, 7/15/2047	372,641
	Fortis, Inc.
10,000	2.100%, 10/4/2021	9,824
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	30,651
84,000	5.300%, 7/1/2043	96,149
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	320,918
	Mississippi Power Company
185,000	3.950%, 3/30/2028	188,189
	Monongahela Power Company
95,000	5.400%, 12/15/2043[i]	114,313
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	149,311
175,000	3.900%, 11/1/2028	183,095
400,000	3.700%, 3/15/2029	416,467
	NextEra Energy Partners, LP
340,000	4.250%, 9/15/2024[i]	341,105
	NiSource Finance Corporation
92,000	3.490%, 5/15/2027	92,122
245,000	5.650%, 2/1/2045	286,977
	Oncor Electric Delivery Company, LLC
368,000	3.750%, 4/1/2045	365,369
	Pacific Gas and Electric Company
235,000	3.300%, 12/1/2027[f,o]	212,969
235,000	3.950%, 12/1/2047[f,g,o]	203,275
	PPL Capital Funding, Inc.
69,000	3.500%, 12/1/2022	69,846
92,000	3.400%, 6/1/2023	92,722
195,000	5.000%, 3/15/2044	209,107
	PPL Electric Utilities Corporation
138,000	3.950%, 6/1/2047	139,646
	PSEG Power, LLC
8,000	3.000%, 6/15/2021	8,001
	Public Service Electric & Gas Company
230,000	3.000%, 5/15/2027	227,382
	San Diego Gas and Electric Company
330,000	4.150%, 5/15/2048	328,543
	South Carolina Electric & Gas Company
455,000	5.100%, 6/1/2065	535,228
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,898
190,000	4.200%, 3/1/2029	195,833
185,000	4.000%, 4/1/2047	172,387
225,000	4.125%, 3/1/2048	212,999
	Southern Company
6,000	2.350%, 7/1/2021	5,929
180,000	2.950%, 7/1/2023	179,784
250,000	3.250%, 7/1/2026	246,741
165,000	4.400%, 7/1/2046	166,045
	Southern Company Gas Capital Corporation
230,000	4.400%, 5/30/2047	229,393
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	61,191
	TerraForm Power Operating, LLC
415,000	5.000%, 1/31/2028[i]	409,294
	Virginia Electric and Power Company
275,000	4.600%, 12/1/2048	301,883

	Total	12,132,266

	Total Long-Term Fixed Income (cost $521,656,805)	526,261,601

Contracts	Options Purchased (<0.1%)	Value
	FNMA Conventional 30-Yr. Pass Through Put Option
40	$99.73, expires 6/7/2019[c]	5,875

	Total Options Purchased (cost $56,250)	5,875

Shares	Collateral Held for Securities Loaned (0.8%)	Value
23,279,720	Thrivent Cash Management Trust	23,279,720

	Total Collateral Held for Securities Loaned (cost $23,279,720)	23,279,720

Shares or Principal Amount	Short-Term Investments (14.2%)	Value
	Federal Home Loan Bank Discount Notes
800,000	2.415%, 5/1/2019[p,q]	800,000
300,000	2.400%, 5/10/2019[p,q]	299,819
1,100,000	2.435%, 5/17/2019[p,q]	1,098,822
3,000,000	2.415%, 5/21/2019[p,q]	2,995,983
1,200,000	2.410%, 5/23/2019[p,q]	1,198,233
300,000	2.405%, 5/24/2019[p,q]	299,538
900,000	2.425%, 5/29/2019[p,q]	898,313
3,500,000	2.385%, 6/19/2019[p,q]	3,488,519
2,700,000	2.377%, 6/25/2019[p,q]	2,690,059
600,000	2.393%, 7/5/2019[p,q]	597,389
2,700,000	2.394%, 7/10/2019[p,q]	2,687,347
	Thrivent Core Short-Term Reserve Fund
40,491,555	2.690%	404,915,545

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares or Principal Amount	Short-Term Investments (14.2%)	Value
	U.S. Treasury Bills
500,000	2.455%, 5/23/2019[p]	$499,280

	Total Short-Term Investments (cost $422,469,148)	422,468,847

	Total Investments (cost $2,697,302,702) 106.0%	$3,143,084,264

	Other Assets and Liabilities, Net (6.0%)	(179,194,272)

	Total Net Assets 100.0%	$2,963,889,992

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g	All or a portion of the security is on loan.
h	Non-income producing security.
i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $63,259,818 or 2.1% of total net assets.

j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
l	All or a portion of the security is insured or guaranteed.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n	All or a portion of the security was earmarked to cover written options.
o	Defaulted security. Interest is not being accrued.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$20,138,026
Long-Term Fixed Income	2,400,331

Total lending	$22,538,357
Gross amount payable upon return of collateral for securities loaned	$23,279,720

Net amounts due to counterparty	$741,363

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$222,727	5.233%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$222,170
	Ball Metalpack Finco, LLC, Term Loan
94,287	6.983%, (LIBOR 1M + 4.500%), 7/31/2025[b]	94,170
	Big River Steel, LLC, Term Loan
152,675	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	153,629
	Chemours Company, Term Loan
282,150	4.240%, (LIBOR 1M + 1.750%), 4/3/2025[b]	280,739
	Contura Energy, Inc., Term Loan
395,000	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	394,506
	MRC Global (US), Inc., Term Loan
207,895	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	208,286
	Peabody Energy Corporation, Term Loan
158,400	5.233%, (LIBOR 1M + 2.750%), 3/31/2025[b]	157,608
	Pixelle Specialty Solutions, LLC, Term Loan
214,463	8.483%, (LIBOR 1M + 6.000%), 10/31/2024[b]	209,101
	Starfruit US Holdco, LLC, Term Loan
135,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	134,410

	Total	1,854,619

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
132,348	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	132,557
	Flex Acquisition Company, Inc. Term Loan
461,513	5.876%, (LIBOR 3M + 3.250%), 6/22/2025[b]	453,630
	GFL Environmental, Inc., Term Loan
392,832	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	389,210
	Navistar, Inc., Term Loan
271,563	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	271,427
	Sotera Health Holdings, LLC, Term Loan
171,376	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	169,876
	Vertiv Group Corporation, Term Loan
413,641	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	395,028

	Total	1,811,728

Communications Services (0.5%)
	Altice France SA, Term Loan
117,600	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	113,411
	CenturyLink, Inc., Term Loan
399,937	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	397,162
	Charter Communications Operating, LLC, Term Loan
286,375	4.490%, (LIBOR 1M + 2.000%), 4/30/2025[b]	286,882
	Frontier Communications Corporation, Term Loan
404,066	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	393,964
	Gray Television, Inc., Term Loan
194,512	4.977%, (LIBOR 1M + 2.500%), 1/2/2026[b]	194,804
	HCP Acquisition, LLC, Term Loan
201,795	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	200,829
	Intelsat Jackson Holdings SA, Term Loan
235,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	234,589
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	453,862
57,973	9.223%, (LIBOR 1M + 6.750%), 7/7/2023[b,c]	56,813
	Mediacom Illinois, LLC, Term Loan
118,800	4.180%, (LIBOR 1W + 1.750%), 2/15/2024[b]	118,117
	NEP Group, Inc., Term Loan
174,563	5.733%, (LIBOR 1M + 3.250%), 10/20/2025[b]	174,835
25,000	9.483%, (LIBOR 1M + 7.000%), 10/19/2026[b]	24,750
	SBA Senior Finance II, LLC, Term Loan
173,687	4.490%, (LIBOR 1M + 2.000%), 4/11/2025[b]	172,529
	Sprint Communications, Inc., Term Loan
529,200	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	513,456
	Syniverse Holdings, Inc., Term Loan
69,300	7.473%, (LIBOR 1M + 5.000%), 3/9/2023[b]	65,870
	TNS, Inc., Term Loan
210,263	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	208,423
	Univision Communications, Inc., Term Loan
199,289	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	191,566
	WideOpenWest Finance, LLC, Term Loan
209,805	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	205,833
	Windstream Services, LLC, Term Loan
178,680	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	181,807

	Total	4,189,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Consumer Cyclical (0.4%)
	Cengage Learning, Inc., Term Loan
$374,402	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	$360,362
	Four Seasons Hotels, Ltd., Term Loan
197,475	4.483%, (LIBOR 1M + 2.000%), 11/30/2023[b]	197,404
	Golden Entertainment, Inc., Term Loan
376,350	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	376,350
	Golden Nugget, LLC, Term Loan
285,175	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	285,303
	KAR Auction Services, Inc., Term Loan
127,713	5.125%, (LIBOR 3M + 2.500%), 3/9/2023[b]	127,553
	Men’s Warehouse, Inc., Term Loan
174,121	5.752%, (LIBOR 1M + 3.250%), 4/9/2025[b]	167,809
	Mohegan Gaming and Entertainment, Term Loan
319,136	6.483%, (LIBOR 1M + 4.000%), 10/13/2023[b]	305,059
	Penn National Gaming, Inc., Term Loan
134,662	4.733%, (LIBOR 1M + 2.250%), 10/15/2025[b]	134,684
	Scientific Games International, Inc., Term Loan
664,385	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	662,352
	Staples, Inc., Term Loan
45,000	7.101%, (LIBOR 3M + 4.500%), 4/9/2024[b]	44,212
135,000	7.601%, (LIBOR 3M + 5.000%), 4/9/2026[b]	133,245
	Stars Group Holdings BV, Term Loan
199,657	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	200,482
	Tenneco, Inc., Term Loan
299,250	5.233%, (LIBOR 1M + 2.750%), 10/1/2025[b]	291,395
	Wyndham Hotels & Resorts, Inc., Term Loan
139,300	4.233%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,103

	Total	3,425,313

Consumer Non-Cyclical (0.5%)
	Air Medical Group Holdings, Inc., Term Loan
562,875	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	548,403
29,625	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	29,088
	Albertson’s, LLC, Term Loan
196,038	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[b]	196,195
284,281	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	284,429
234,413	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	234,560
	Amneal Pharmaceuticals, LLC, Term Loan
218,299	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	218,627
	Bausch Health Companies, Inc., Term Loan
420,875	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	422,542
	Endo International plc, Term Loan
339,752	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	335,506
	Energizer Holdings, Inc., Term Loan
289,275	4.750%, (LIBOR 1M + 2.250%), 1/2/2026[b]	289,275
	JBS USA LUX SA, Term Loan
419,358	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	419,316
220,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	220,275
	McGraw-Hill Global Education Holdings, LLC, Term Loan
493,330	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	469,897
	Ortho-Clinical Diagnostics SA, Term Loan
578,200	5.733%, (LIBOR 1M + 3.250%), 6/1/2025[b]	566,879
	Plantronics, Inc., Term Loan
542,251	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	539,767
	Revlon Consumer Products Corporation, Term Loan
200,071	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	155,055

	Total	4,929,814

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
180,000	7.365%, (LIBOR 3M + 4.750%), 12/19/2025[b]	174,094
	Calpine Corporation, Term Loan
206,778	5.110%, (LIBOR 3M + 2.500%), 1/15/2024[b]	206,945
	Consolidated Energy Finance SA, Term Loan
109,175	4.973%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	107,537
	HFOTCO, LLC, Term Loan
446,625	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	445,509
	McDermott Technology (Americas), Inc., Term Loan
319,275	7.483%, (LIBOR 1M + 5.000%), 5/10/2025[b]	315,849
	Radiate Holdco, LLC, Term Loan
562,821	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	560,812

	Total	1,810,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Financials (0.3%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
$245,693	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[b]	$245,549
	Digicel International Finance, Ltd., Term Loan
311,054	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[b]	278,004
	DTZ U.S. Borrower, LLC, Term Loan
268,650	5.733%, (LIBOR 1M + 3.250%), 8/21/2025[b]	268,650
	Genworth Holdings, Inc., Term Loan
59,400	6.987%, (LIBOR 1M + 4.500%), 3/7/2023[b]	59,846
	GGP Nimbus, LLC, Term Loan
313,425	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	306,451
	Grizzly Finco, Term Loan
213,925	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	214,607
	Harland Clarke Holdings Corporation, Term Loan
311,207	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	272,630
	MoneyGram International, Inc., Term Loan
230,929	5.733%, (LIBOR 1M + 3.250%), 3/27/2020[b]	219,713
	Sable International Finance, Ltd., Term Loan
489,813	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	491,591
	Trans Union, LLC, Term Loan
206,333	4.483%, (LIBOR 1M + 2.000%), 4/9/2023[b]	206,333

	Total	2,563,374

Technology (0.1%)
	Micron Technology, Inc., Term Loan
267,252	4.240%, (LIBOR 1M + 1.750%), 4/26/2022[b]	267,452
	Rackspace Hosting, Inc., Term Loan
265,275	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	250,711
	SS&C Technologies Holdings Europe SARL, Term Loan
71,826	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	71,836
	SS&C Technologies, Inc., Term Loan
100,481	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	100,494
	Worldpay, LLC, Term Loan
544,500	4.208%, (LIBOR 1M + 1.750%), 8/20/2024[b]	544,435

	Total	1,234,928

Utilities (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
437,212	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	424,096
	Core and Main, LP, Term Loan
177,750	5.626%, (LIBOR 3M + 3.000%), 8/1/2024[b]	177,862
	EnergySolutions, LLC, Term Loan
138,950	6.351%, (LIBOR 3M + 3.750%), 5/11/2025[b]	130,613
	Talen Energy Supply, LLC, Term Loan
142,002	6.490%, (LIBOR 1M + 4.000%), 7/6/2023[b]	142,021
	TerraForm Power Operating, LLC, Term Loan
94,048	4.483%, (LIBOR 1M + 2.000%), 11/8/2022[b,c]	93,695

	Total	968,287

	Total Bank Loans (cost $23,060,975)	22,788,311

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Asset-Backed Securities (1.5%)
	Access Group, Inc.
132,989	2.977%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,g	131,246
	Ares CLO, Ltd.
550,000	3.988%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,g]	539,442
	Benefit Street Partners CLO IV, Ltd.
700,000	3.842%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,g	699,994
450,000	4.342%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,g	449,995
	Betony CLO, Ltd.
550,000	3.663%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,g]	544,492
	Buttermilk Park CLO, Ltd.
925,000	3.997%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,g]	917,153
	Carlyle Global Market Strategies CLO, Ltd.
600,000	4.047%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,g	592,409
	CBAM, Ltd.
600,000	4.008%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,g	600,079
	Commonbond Student Loan Trust
218,814	2.977%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,g]	216,236
	Dryden Senior Loan Fund
500,000	4.001%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,g]	492,319

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Asset-Backed Securities (1.5%) - continued
	Earnest Student Loan Program, LLC
$259,498	3.020%, 5/25/2034, Ser. 2016-B, Class A2[g]	$258,564
	Edlinc Student Loan Funding Trust
51,316	5.580%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,g	51,482
	Galaxy XX CLO, Ltd.
550,000	3.592%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,g	543,434
	Golub Capital Partners, Ltd.
500,000	3.742%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,g]	498,507
468,000	3.792%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,g	464,891
	Harley Marine Financing, LLC
1,264,250	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[g]	1,065,131
	Madison Park Funding XIV, Ltd.
300,000	3.992%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	297,082
	Magnetite XII, Ltd.
525,000	3.697%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,g]	521,915
	Morgan Stanley Capital I, Inc.
675,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	737,440
	Mountain View CLO, Ltd.
375,000	3.717%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,g	370,000
	National Collegiate Trust
289,933	2.772%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,g	283,785
	Neuberger Berman CLO XIV, Ltd.
525,000	3.832%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,g	524,376
	Neuberger Berman CLO, Ltd.
110,000	3.772%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,g	109,728
	Octagon Investment Partners XVI, Ltd.
100,000	3.988%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,g	98,162
	OZLM VIII, Ltd.
170,000	3.758%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,g	170,121
	Palmer Square Loan Funding, Ltd.
300,000	4.349%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,g]	299,993
	Race Point IX CLO, Ltd.
375,000	3.807%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,g	375,047
	Shackleton CLO, Ltd.
350,000	3.767%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,g]	346,331
	SLM Student Loan Trust
177,171	2.877%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	173,393
68,935	2.997%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	69,006
	SoFi Professional Loan Program, LLC
74,036	2.420%, 3/25/2030, Ser. 2015-A, Class A2[g]	73,841
	Symphony CLO XV, Ltd.
400,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,g]	399,950
	TCW GEM II, Ltd.
500,000	4.429%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,g	499,951

	Total	13,415,495

Basic Materials (0.5%)
	Anglo American Capital plc
300,000	4.875%, 5/14/2025[g]	316,281
	ArcelorMittal SA
172,000	6.125%, 6/1/2025	192,425
	Braskem Netherlands Finance BV
470,000	4.500%, 1/10/2028[g]	460,600
	CF Industries, Inc.
250,000	3.450%, 6/1/2023[h]	244,687
	Dow Chemical Company
125,000	4.800%, 11/30/2028[g]	135,221
	DowDuPont, Inc.
200,000	4.493%, 11/15/2025	214,586
	Element Solutions, Inc.
190,000	5.875%, 12/1/2025[g]	194,513
	First Quantum Minerals, Ltd.
250,000	7.500%, 4/1/2025[g]	241,562
	Glencore Funding, LLC
80,000	4.125%, 5/30/2023[g]	81,719
110,000	4.000%, 3/27/2027[g]	107,914
	International Paper Company
222,000	4.350%, 8/15/2048	204,541
	Kinross Gold Corporation
160,000	5.950%, 3/15/2024	172,202
245,000	4.500%, 7/15/2027	236,675
	Novelis Corporation
285,000	5.875%, 9/30/2026[g]	289,631
	Olin Corporation
315,000	5.125%, 9/15/2027[h]	319,331
	Peabody Securities Finance Corporation
180,000	6.375%, 3/31/2025[g]	178,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Basic Materials (0.5%) - continued
	Sherwin-Williams Company
$100,000	3.125%, 6/1/2024	$99,745
	Syngenta Finance NV
250,000	3.933%, 4/23/2021[g]	252,200
	Teck Resources, Ltd.
301,000	6.125%, 10/1/2035	327,807
	Vale Overseas, Ltd.
120,000	6.250%, 8/10/2026	131,040
70,000	6.875%, 11/21/2036	81,135
125,000	6.875%, 11/10/2039	145,156
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026	157,006
	WestRock Company
70,000	3.750%, 3/15/2025	70,835
	Weyerhaeuser Company
200,000	4.000%, 11/15/2029	205,184

	Total	5,060,646

Capital Goods (0.7%)
	AECOM
230,000	5.875%, 10/15/2024	243,800
	Ardagh Packaging Finance plc
240,000	6.000%, 2/15/2025[g]	241,800
	Boeing Company
275,000	3.600%, 5/1/2034	274,147
125,000	3.850%, 11/1/2048	121,873
	Bombardier, Inc.
255,000	7.500%, 3/15/2025[g]	255,637
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[g]	198,352
	Cemex SAB de CV
245,000	6.125%, 5/5/2025[g]	255,535
	Cintas Corporation No. 2
125,000	3.700%, 4/1/2027	128,129
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	185,472
	CNH Industrial NV
225,000	3.850%, 11/15/2027	215,120
	Covanta Holding Corporation
240,000	6.000%, 1/1/2027	244,200
	Crown Cork & Seal Company, Inc.
240,000	7.375%, 12/15/2026	268,800
	H&E Equipment Services, Inc.
185,000	5.625%, 9/1/2025	187,775
	Huntington Ingalls Industries, Inc.
270,000	3.483%, 12/1/2027	264,009
	Ingersoll-Rand Luxembourg Finance SA
200,000	3.500%, 3/21/2026	201,137
	L3 Technologies, Inc.
309,000	3.950%, 5/28/2024	316,500
	Lockheed Martin Corporation
160,000	3.600%, 3/1/2035	158,276
184,000	4.500%, 5/15/2036	199,666
40,000	6.150%, 9/1/2036	50,419
	Northrop Grumman Corporation
300,000	3.850%, 4/15/2045	287,328
	Owens-Brockway Glass Container, Inc.
195,000	5.000%, 1/15/2022[g]	199,631
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	122,267
	Reynolds Group Issuer, Inc.
205,000	5.125%, 7/15/2023[g]	207,975
	Rockwell Collins, Inc.
310,000	2.800%, 3/15/2022	309,236
	Roper Technologies, Inc.
120,000	2.800%, 12/15/2021	119,689
75,000	3.650%, 9/15/2023	76,747
104,000	4.200%, 9/15/2028	107,186
	Siemens Financieringsmaatschappij NV
350,000	4.200%, 3/16/2047[g]	366,877
	Textron, Inc.
275,000	3.375%, 3/1/2028	261,808
	United Rentals North America, Inc.
260,000	5.500%, 7/15/2025	269,230
	United Technologies Corporation
350,000	4.450%, 11/16/2038	365,306
220,000	4.050%, 5/4/2047	212,965

	Total	6,916,892

Collateralized Mortgage Obligations (1.5%)
	Ajax Mortgage Loan Trust
574,105	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,g	584,321
	Alternative Loan Trust
194,152	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	162,936
	Angel Oak Mortgage Trust I, LLC
59,587	3.500%, 7/25/2046, Ser. 2016-1, Class A1[g]	59,649
1,128,608	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,g]	1,135,089
	BRAVO Residential Funding Trust
391,555	3.500%, 3/25/2058, Ser. 2019-1, Class A1Cg	392,633
	CHL Mortgage Pass-Through Trust
1,307,961	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,109,742
	CIM Trust
977,067	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,g]	1,009,261
	Citigroup Mortgage Loan Trust, Inc.
125,282	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	126,044
	COLT Funding, LLC
228,348	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,g]	229,120
	Countrywide Alternative Loan Trust
233,152	3.680%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	202,664
172,839	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	106,104
79,022	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	75,190
522,935	7.000%, 10/25/2037, Ser. 2007-24, Class A10	305,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	Countrywide Home Loans, Inc.
$138,879	5.750%, 4/25/2037, Ser. 2007-3, Class A27	$110,384
	Credit Suisse Mortgage Trust
691,984	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,g]	702,345
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
98,883	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	89,316
	Ellington Financial Mortgage Trust
441,203	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,g	446,441
	Federal Home Loan Mortgage Corporation
672,813	3.000%, 4/15/2028, Ser. 4193, Class AIi	53,987
629,440	3.000%, 2/15/2033, Ser. 4170, Class IGi	68,190
	Federal National Mortgage Association
1,227,984	3.500%, 1/25/2033, Ser. 2012-150, Class YIi	148,845
	Galton Funding Mortgage Trust 2017-1
628,704	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,g]	637,969
	Greenpoint Mortgage Funding Trust
553,959	2.677%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	492,926
	GS Mortgage-Backed Securities Trust
432,252	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ag	438,947
	MASTR Alternative Loans Trust
310,535	2.927%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	138,113
	Merrill Lynch Alternative Note Asset Trust
114,294	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	87,278
	Mill City Mortgage Loan Trust
513,246	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,g]	515,503
	MortgageIT Trust
811,952	2.677%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	729,461
	Preston Ridge Partners Mortgage, LLC
485,830	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[g,j]	490,356
	Pretium Mortgage Credit Partners, LLC
283,944	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[g,j]	284,921
	RCO 2017-INV1 Trust
386,149	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,g	380,947
	RCO Mortgage, LLC
482,243	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,g]	486,012
	Residential Accredit Loans, Inc. Trust
81,774	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	79,980
618,723	3.027%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	483,242
	Sequoia Mortgage Trust
531,745	3.805%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	431,250
	Verus Securitization Trust
189,348	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,g]	188,794
315,664	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,g]	312,991
146,460	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,g]	147,853
	WaMu Mortgage Pass Through Certificates
85,529	3.857%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	81,444
83,151	3.905%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	80,849

	Total	13,607,008

Commercial Mortgage-Backed Securities (2.0%)
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	768,323
	Federal Home Loan Mortgage Corporation - REMIC
2,200,000	3.859%, 11/25/2051, Ser. K086, Class A2[b,k]	2,351,794
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.422%, 2/25/2052, Ser. K090, Class A2	723,844
1,050,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,k]	1,125,862
1,600,000	3.505%, 3/25/2029, Ser. K091, Class A2[k]	1,662,839
452,764	3.000%, 3/15/2045, Ser. 4741, Class GA	455,305
	Federal National Mortgage Association
1,425,000	3.410%, 5/1/2028	1,450,344
699,000	3.640%, 6/1/2028	722,520
300,000	3.710%, 7/1/2028	311,593
	Federal National Mortgage Association - ACES
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	460,531
900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	900,639
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,252,513
	Federal National Mortgage Association Grantor Trust
923,843	2.898%, 6/25/2027, Ser. 2017-T1, Class Ak	914,877
	GS Mortgage Securities Trust
456,429	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	471,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Commercial Mortgage-Backed Securities (2.0%) - continued
$800,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	$827,953
800,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	809,539
	Morgan Stanley Bank of America Merrill Lynch Trust
675,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	684,365
	Morgan Stanley Capital I, Inc.
1,000,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,073,285
	UBS Commercial Mortgage Trust
725,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	776,411
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	515,308

	Total	18,259,119

Communications Services (1.5%)
	AMC Networks, Inc.
265,000	5.000%, 4/1/2024	268,312
	American Tower Corporation
230,000	3.300%, 2/15/2021	231,641
	AT&T, Inc.
130,000	3.800%, 3/1/2024	134,079
177,000	4.100%, 2/15/2028	181,155
275,000	4.350%, 3/1/2029	284,322
163,000	4.300%, 2/15/2030	167,471
175,000	5.250%, 3/1/2037	187,315
200,000	4.900%, 8/15/2037	206,988
120,000	6.350%, 3/15/2040	139,865
160,000	5.550%, 8/15/2041	176,519
160,000	4.750%, 5/15/2046	159,378
270,000	5.450%, 3/1/2047	296,309
	British Sky Broadcasting Group plc
140,000	3.125%, 11/26/2022[g]	141,641
	British Telecommunications plc
250,000	4.500%, 12/4/2023	262,442
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[g]	417,884
125,000	5.500%, 5/1/2026[g]	129,000
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	86,917
150,000	4.500%, 2/1/2024	156,352
225,000	4.200%, 3/15/2028	224,716
330,000	6.484%, 10/23/2045	374,790
	Clear Channel Worldwide Holdings, Inc.
240,000	6.500%, 11/15/2022	245,400
	Comcast Corporation
225,000	4.950%, 10/15/2058	251,531
185,000	4.049%, 11/1/2052	179,911
150,000	2.750%, 3/1/2023	149,723
140,000	3.950%, 10/15/2025	146,551
225,000	4.250%, 10/15/2030	239,376
395,000	4.400%, 8/15/2035	414,711
212,000	4.750%, 3/1/2044	230,676
125,000	4.600%, 8/15/2045	133,252
	Cox Communications, Inc.
225,000	3.350%, 9/15/2026[g]	219,594
80,000	4.600%, 8/15/2047[g]	76,838
	Crown Castle International Corporation
175,000	3.400%, 2/15/2021	176,354
138,000	5.250%, 1/15/2023	148,169
160,000	3.200%, 9/1/2024	159,353
	Discovery Communications, LLC
220,000	4.900%, 3/11/2026	233,960
180,000	5.000%, 9/20/2037	179,436
	Gray Television, Inc.
270,000	5.875%, 7/15/2026[g]	278,270
	Level 3 Communications, Inc.
380,000	5.375%, 1/15/2024	384,750
	Level 3 Financing, Inc.
35,000	5.375%, 5/1/2025	35,651
	Moody’s Corporation
110,000	2.750%, 12/15/2021	109,807
	Neptune Finco Corporation
281,000	10.875%, 10/15/2025[g]	323,150
	Netflix, Inc.
320,000	4.875%, 4/15/2028	317,200
	Nexstar Escrow Corporation
214,000	5.625%, 8/1/2024[g]	217,253
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	94,810
	Sirius XM Radio, Inc.
240,000	5.000%, 8/1/2027[g]	241,968
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	236,469
	Sprint Corporation
205,000	7.625%, 2/15/2025	207,050
	Telefonica Emisiones SAU
150,000	4.570%, 4/27/2023	158,792
250,000	4.665%, 3/6/2038	247,006
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	316,670
	T-Mobile USA, Inc.
370,000	4.500%, 2/1/2026	371,539
	Verizon Communications, Inc.
193,000	5.150%, 9/15/2023	211,282
216,000	3.376%, 2/15/2025	219,231
100,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	100,807
259,000	4.016%, 12/3/2029[g]	270,422
180,000	4.272%, 1/15/2036	184,027
320,000	4.862%, 8/21/2046	348,370
	Viacom, Inc.
90,000	4.250%, 9/1/2023	93,658
180,000	6.875%, 4/30/2036	212,783
120,000	5.850%, 9/1/2043	131,200
	Virgin Media Secured Finance plc
265,000	5.250%, 1/15/2026[g]	269,561
	Walt Disney Company
390,000	6.400%, 12/15/2035[g]	515,558

	Total	13,509,215

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Consumer Cyclical (1.0%)
	Allison Transmission, Inc.
$270,000	5.000%, 10/1/2024[g]	$273,083
	Amazon.com, Inc.
100,000	3.150%, 8/22/2027	100,669
200,000	3.875%, 8/22/2037	205,716
120,000	4.050%, 8/22/2047	125,228
	Brookfield Property REIT, Inc.
120,000	5.750%, 5/15/2026[g]	122,100
	Cinemark USA, Inc.
255,000	4.875%, 6/1/2023	257,637
	D.R. Horton, Inc.
200,000	2.550%, 12/1/2020	199,184
	Delphi Jersey Holdings plc
310,000	5.000%, 10/1/2025[g]	284,425
	Ford Motor Credit Company, LLC
60,000	3.200%, 1/15/2021	59,590
300,000	5.596%, 1/7/2022	313,802
125,000	3.867%, (LIBOR 3M + 1.270%), 3/28/2022[b]	123,090
250,000	2.979%, 8/3/2022	243,122
	General Motors Company
275,000	3.501%, (LIBOR 3M + 0.900%), 9/10/2021[b]	274,378
275,000	5.000%, 10/1/2028	283,045
	General Motors Financial Company, Inc.
92,000	4.200%, 3/1/2021	93,631
240,000	3.442%, (LIBOR 3M + 0.850%), 4/9/2021[b]	239,672
210,000	3.150%, 6/30/2022	208,707
80,000	3.950%, 4/13/2024	80,730
120,000	4.300%, 7/13/2025	121,638
	Hanesbrands, Inc.
180,000	4.875%, 5/15/2026[g]	180,225
	Home Depot, Inc.
205,000	5.400%, 9/15/2040	246,887
120,000	4.250%, 4/1/2046	126,388
220,000	3.900%, 6/15/2047	222,063
	Hyundai Capital America
200,000	2.550%, 4/3/2020[g]	198,777
138,000	3.000%, 10/30/2020[g]	137,573
	L Brands, Inc.
215,000	5.625%, 2/15/2022	223,063
	Landry’s, Inc.
260,000	6.750%, 10/15/2024[g]	265,850
	Lear Corporation
152,000	5.250%, 1/15/2025	157,576
	Lennar Corporation
170,000	4.125%, 1/15/2022	171,487
365,000	4.875%, 12/15/2023	377,319
	Live Nation Entertainment, Inc.
215,000	4.875%, 11/1/2024[g]	219,233
	Macy’s Retail Holdings, Inc.
312,000	2.875%, 2/15/2023	303,304
	Mastercard, Inc.
290,000	3.950%, 2/26/2048	301,393
	McDonald’s Corporation
65,000	2.750%, 12/9/2020	65,055
250,000	4.450%, 3/1/2047	254,813
	MGM Resorts International
230,000	6.000%, 3/15/2023	245,525
	Navistar International Corporation
300,000	6.625%, 11/1/2025[g]	306,000
	New Red Finance, Inc.
275,000	4.250%, 5/15/2024[g]	270,875
	Nissan Motor Acceptance Corporation
135,000	2.150%, 9/28/2020[g]	133,253
	Prime Security Services Borrower, LLC
104,000	9.250%, 5/15/2023[g]	109,611
	ServiceMaster Company, LLC
230,000	5.125%, 11/15/2024[g]	232,300
	Six Flags Entertainment Corporation
270,000	4.875%, 7/31/2024[g]	270,000
	Volkswagen Group of America Finance, LLC
275,000	4.250%, 11/13/2023[g]	284,310
	Walmart, Inc.
175,000	3.250%, 7/8/2029	176,749
	Yum! Brands, Inc.
270,000	5.000%, 6/1/2024[g]	276,075

	Total	9,365,151

Consumer Non-Cyclical (2.0%)
	Abbott Laboratories
70,000	3.400%, 11/30/2023	71,612
37,000	3.750%, 11/30/2026	38,481
340,000	4.750%, 11/30/2036	379,237
75,000	4.900%, 11/30/2046	85,849
	AbbVie, Inc.
230,000	3.600%, 5/14/2025	231,422
94,000	4.700%, 5/14/2045	90,111
	Albertson’s Companies, LLC
200,000	7.500%, 3/15/2026[g]	212,000
	Altria Group, Inc.
80,000	2.850%, 8/9/2022	79,632
125,000	4.400%, 2/14/2026	129,272
100,000	2.625%, 9/16/2026	92,798
300,000	5.800%, 2/14/2039	321,687
	Amgen, Inc.
75,000	3.125%, 5/1/2025	75,122
	Anheuser-Busch Companies, LLC
462,000	3.650%, 2/1/2026[g]	464,013
320,000	4.700%, 2/1/2036[g]	324,849
	Anheuser-Busch InBev Worldwide, Inc.
500,000	4.750%, 4/15/2058	490,348
250,000	4.375%, 4/15/2038	243,570
	Anthem, Inc.
220,000	4.625%, 5/15/2042	222,088
	BAT Capital Corporation
12,000	2.297%, 8/14/2020	11,905
120,000	3.222%, 8/15/2024	117,444
160,000	4.540%, 8/15/2047	142,314
	Baxalta, Inc.
105,000	4.000%, 6/23/2025	108,645
	Bayer U.S. Finance II, LLC
270,000	4.250%, 12/15/2025[g]	273,709
150,000	4.875%, 6/25/2048[g]	145,230
	Becton, Dickinson and Company
187,000	3.734%, 12/15/2024	190,039

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Consumer Non-Cyclical (2.0%) - continued
$325,000	3.700%, 6/6/2027	$323,986
132,000	4.669%, 6/6/2047	136,033
	Boston Scientific Corporation
75,000	3.850%, 5/15/2025	77,554
125,000	4.000%, 3/1/2028	128,508
120,000	7.375%, 1/15/2040	163,864
	Bunge, Ltd. Finance Corporation
36,000	3.500%, 11/24/2020	36,179
	Celgene Corporation
350,000	2.875%, 8/15/2020	350,332
	Centene Corporation
275,000	4.750%, 1/15/2025	278,987
	Cigna Corporation
50,000	3.487%, (LIBOR 3M + 0.890%), 7/15/2023[b,g]	49,786
240,000	4.125%, 11/15/2025[g]	248,093
350,000	3.050%, 10/15/2027	330,431
295,000	4.800%, 8/15/2038[g]	297,682
	Clorox Company
270,000	3.100%, 10/1/2027	266,342
	Conagra Brands, Inc.
125,000	3.800%, 10/22/2021	127,526
175,000	4.300%, 5/1/2024	182,036
	Constellation Brands, Inc.
190,000	3.600%, 2/15/2028	188,364
	CVS Caremark Corporation
50,000	4.000%, 12/5/2023	51,201
	CVS Health Corporation
47,000	3.350%, 3/9/2021	47,339
94,000	3.700%, 3/9/2023	95,273
245,000	4.100%, 3/25/2025	249,273
270,000	4.875%, 7/20/2035	269,874
465,000	4.780%, 3/25/2038	452,816
270,000	5.050%, 3/25/2048	266,908
	EMD Finance, LLC
232,000	2.950%, 3/19/2022[g]	230,813
	Energizer Holdings, Inc.
171,000	5.500%, 6/15/2025[g]	172,817
	Express Scripts Holding Company
80,000	3.000%, 7/15/2023	79,269
355,000	4.800%, 7/15/2046	352,555
	Forest Laboratories, LLC
46,000	4.875%, 2/15/2021[g]	47,337
	HCA, Inc.
350,000	5.375%, 2/1/2025	368,375
	Imperial Tobacco Finance plc
250,000	2.950%, 7/21/2020[g]	249,409
	JBS USA, LLC
210,000	5.750%, 6/15/2025[g]	215,512
	Kellogg Company
275,000	3.250%, 5/14/2021	277,644
	Kimberly-Clark Corporation
220,000	3.900%, 5/4/2047	222,905
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	177,498
	Kraft Heinz Foods Company
325,000	3.375%, 6/15/2021	327,571
	Kroger Company
105,000	2.800%, 8/1/2022	104,598
	Maple Escrow Subsidiary, Inc.
215,000	3.551%, 5/25/2021[g]	217,476
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	92,329
	Medtronic, Inc.
700,000	4.375%, 3/15/2035	751,897
16,000	4.625%, 3/15/2045	17,944
	Merck & Company, Inc.
50,000	3.700%, 2/10/2045	49,051
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[g]	175,832
	Mylan, Inc.
55,000	3.125%, 1/15/2023[g]	53,964
157,000	4.550%, 4/15/2028	153,437
	Nestle Holdings, Inc.
425,000	3.900%, 9/24/2038[g]	439,109
	PepsiCo, Inc.
180,000	2.850%, 2/24/2026	179,418
	Perrigo Finance Unlimited Company
280,000	4.900%, 12/15/2044	236,514
	Pilgrim’s Pride Corporation
290,000	5.750%, 3/15/2025[g]	294,350
	Post Holdings, Inc.
230,000	5.500%, 3/1/2025[g]	235,463
	Reynolds American, Inc.
299,000	5.700%, 8/15/2035	315,539
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[g]	144,990
	Shire Acquisitions Investments Ireland Designated Activity Company
252,000	2.400%, 9/23/2021	249,038
	Simmons Foods, Inc.
295,000	5.750%, 11/1/2024[g]	271,400
	Smithfield Foods, Inc.
200,000	2.700%, 1/31/2020[g]	200,202
145,000	2.650%, 10/3/2021[g]	140,560
	Spectrum Brands, Inc.
210,000	5.750%, 7/15/2025	214,463
	Tenet Healthcare Corporation
240,000	4.625%, 7/15/2024	240,676
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	211,575
	Tyson Foods, Inc.
88,000	3.550%, 6/2/2027	87,293
	UnitedHealth Group, Inc.
225,000	2.950%, 10/15/2027	220,107
405,000	4.625%, 7/15/2035	442,156
	VRX Escrow Corporation
595,000	6.125%, 4/15/2025[g]	602,438
	Zimmer Biomet Holdings, Inc.
305,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	304,032
	Zoetis, Inc.
275,000	4.700%, 2/1/2043	292,461

	Total	18,819,781

Energy (1.5%)
	Alliance Resource Operating Partners, LP
265,000	7.500%, 5/1/2025[g]	277,919

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Energy (1.5%) - continued
	Anadarko Petroleum Corporation
$211,000	4.850%, 3/15/2021	$217,848
	Antero Resources Corporation
255,000	5.125%, 12/1/2022	255,956
	BP Capital Markets America, Inc.
50,000	3.119%, 5/4/2026	49,718
	BP Capital Markets plc
275,000	3.535%, 11/4/2024	282,313
312,000	3.279%, 9/19/2027	311,246
	Canadian Oil Sands, Ltd.
115,000	9.400%, 9/1/2021[g]	128,749
	Cheniere Corpus Christi Holdings, LLC
165,000	7.000%, 6/30/2024	185,006
	Cheniere Energy Partners, LP
270,000	5.625%, 10/1/2026[g]	278,899
	Chesapeake Energy Corporation
245,000	7.000%, 10/1/2024[h]	242,167
	ConocoPhillips
220,000	6.500%, 2/1/2039	295,155
	Continental Resources, Inc.
176,000	5.000%, 9/15/2022	177,460
275,000	4.375%, 1/15/2028	281,987
	Devon Energy Corporation
200,000	5.000%, 6/15/2045	209,468
	Diamondback Energy, Inc.
170,000	4.750%, 11/1/2024	173,612
110,000	5.375%, 5/31/2025	114,812
	Dominion Gas Holdings, LLC
115,000	2.500%, 12/15/2019	114,777
	El Paso Pipeline Partners Operating Company, LLC
130,000	4.300%, 5/1/2024	135,906
	Enbridge Energy Partners, LP
220,000	5.875%, 10/15/2025	249,297
	Enbridge, Inc.
165,000	2.900%, 7/15/2022	164,628
	Encana Corporation
45,000	3.900%, 11/15/2021	45,820
	Energy Transfer Operating, LP
85,000	4.200%, 9/15/2023	87,516
275,000	6.000%, 6/15/2048	298,786
	Energy Transfer Partners, LP
155,000	4.900%, 3/15/2035	148,799
50,000	5.150%, 2/1/2043	48,529
	Eni SPA
275,000	4.000%, 9/12/2023[g]	281,921
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	43,313
330,000	4.850%, 7/15/2026	327,113
	EQM Midstream Partners LP
275,000	4.750%, 7/15/2023	280,470
	EQT Corporation
118,000	8.125%, 6/1/2019	118,453
200,000	3.000%, 10/1/2022	196,561
245,000	3.900%, 10/1/2027	231,087
	Hess Corporation
390,000	3.500%, 7/15/2024	385,941
135,000	6.000%, 1/15/2040	144,200
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	136,207
215,000	6.500%, 9/1/2039	255,065
	Kinder Morgan, Inc.
225,000	6.500%, 9/15/2020	235,590
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	141,330
	Marathon Oil Corporation
120,000	2.700%, 6/1/2020	119,705
300,000	6.600%, 10/1/2037	363,006
	Marathon Petroleum Corporation
264,000	4.750%, 12/15/2023[g]	278,269
160,000	6.500%, 3/1/2041	194,652
	MPLX, LP
250,000	4.875%, 12/1/2024	266,955
264,000	4.875%, 6/1/2025	281,125
	Nabors Industries, Inc.
250,000	5.750%, 2/1/2025	227,500
	Parsley Energy, LLC
125,000	5.625%, 10/15/2027[g]	127,813
	PBF Holding Company, LLC
130,000	7.250%, 6/15/2025	133,900
	Petrobras Global Finance BV
200,000	7.375%, 1/17/2027	222,800
	Petroleos Mexicanos
150,000	4.875%, 1/24/2022	151,395
	Phillips 66
185,000	3.900%, 3/15/2028	190,785
	Pioneer Natural Resources Company
90,000	4.450%, 1/15/2026	95,298
	Plains All American Pipeline, LP
205,000	5.000%, 2/1/2021	211,600
	Precision Drilling Corporation
40,000	5.250%, 11/15/2024	37,900
90,000	7.125%, 1/15/2026[g]	90,450
	Regency Energy Partners, LP
160,000	5.875%, 3/1/2022	170,768
	Sabine Pass Liquefaction, LLC
125,000	6.250%, 3/15/2022	134,556
150,000	5.625%, 4/15/2023	161,841
175,000	5.750%, 5/15/2024	192,060
	Schlumberger Holdings Corporation
270,000	4.000%, 12/21/2025[g]	277,908
	Southwestern Energy Company
195,000	7.500%, 4/1/2026	197,925
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	158,363
	Sunoco, LP
105,000	5.500%, 2/15/2026	106,838
160,000	5.875%, 3/15/2028	164,000
	Tallgrass Energy Partners, LP
245,000	5.500%, 1/15/2028[g]	249,594
	Transocean, Inc.
215,000	7.250%, 11/1/2025[g]	212,850
	W&T Offshore, Inc.
145,000	9.750%, 11/1/2023[g]	147,538
	Western Gas Partners, LP
176,000	4.000%, 7/1/2022	179,793
	Williams Companies, Inc.
225,000	7.500%, 1/15/2031	283,675
	Williams Partners, LP
100,000	4.000%, 11/15/2021	102,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Energy (1.5%) - continued
$70,000	3.600%, 3/15/2022	$71,063
100,000	4.500%, 11/15/2023	105,045
20,000	6.300%, 4/15/2040	23,232
	Woodside Finance, Ltd.
225,000	3.650%, 3/5/2025[g]	224,233
90,000	3.700%, 3/15/2028[g]	87,426
	WPX Energy, Inc.
210,000	5.750%, 6/1/2026	217,088

	Total	14,015,170

Financials (4.0%)
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	150,344
	AerCap Ireland Capital, Ltd.
90,000	3.750%, 5/15/2019	90,024
40,000	4.625%, 10/30/2020	40,908
215,000	5.000%, 10/1/2021	223,590
14,000	4.625%, 7/1/2022	14,541
160,000	3.500%, 1/15/2025	155,966
	Air Lease Corporation
185,000	2.500%, 3/1/2021	183,889
	Aircastle, Ltd.
325,000	5.000%, 4/1/2023	337,971
	Ally Financial, Inc.
270,000	5.750%, 11/20/2025[h]	292,612
	American International Group, Inc.
255,000	3.750%, 7/10/2025	258,028
250,000	3.900%, 4/1/2026	253,245
	Ares Capital Corporation
395,000	3.875%, 1/15/2020	396,833
	AvalonBay Communities, Inc.
125,000	3.500%, 11/15/2025	128,102
	Aviation Capital Group, LLC
255,000	2.875%, 1/20/2022[g]	253,051
	Avolon Holdings Funding, Ltd.
112,000	5.250%, 5/15/2024[g]	117,077
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,l]	200,260
400,000	3.724%, (LIBOR 3M + 1.120%), 4/12/2023[b]	398,850
	Bank of America Corporation
225,000	3.499%, 5/17/2022[b]	227,521
205,000	3.300%, 1/11/2023	207,229
175,000	2.881%, 4/24/2023[b]	174,440
184,000	4.000%, 4/1/2024	192,143
500,000	4.000%, 1/22/2025	512,152
225,000	3.458%, 3/15/2025[b]	227,268
225,000	3.093%, 10/1/2025[b]	223,165
138,000	3.500%, 4/19/2026	139,262
240,000	4.183%, 11/25/2027	245,599
180,000	3.824%, 1/20/2028[b]	183,126
	Bank of New York Mellon Corporation
230,000	2.500%, 4/15/2021	229,410
	Bank of Nova Scotia
185,000	2.700%, 3/7/2022	184,814
	Barclays Bank plc
46,000	10.179%, 6/12/2021[g]	52,025
	Barclays plc
310,000	3.250%, 1/12/2021	310,000
225,000	4.610%, 2/15/2023[b]	230,581
236,000	3.650%, 3/16/2025	231,538
	BNP Paribas SA
200,000	4.375%, 3/1/2033[b,g]	199,297
	Boston Properties, LP
150,000	4.500%, 12/1/2028	160,571
	BPCE SA
315,000	3.500%, 10/23/2027[g]	306,438
	Capital One Financial Corporation
154,000	2.500%, 5/12/2020	153,548
450,000	3.450%, 4/30/2021	454,943
160,000	3.050%, 3/9/2022	160,622
	Cboe Global Markets, Inc.
100,000	1.950%, 6/28/2019	99,883
	CIT Group, Inc.
325,000	5.000%, 8/15/2022	338,000
	Citigroup, Inc.
185,000	2.700%, 3/30/2021	184,765
200,000	2.750%, 4/25/2022	198,956
139,000	4.050%, 7/30/2022	143,525
140,000	3.142%, 1/24/2023[b]	140,571
370,000	4.400%, 6/10/2025	386,101
160,000	3.200%, 10/21/2026	156,996
240,000	3.668%, 7/24/2028[b]	240,706
120,000	4.125%, 7/25/2028	121,773
225,000	3.520%, 10/27/2028[b]	222,111
300,000	3.878%, 1/24/2039[b]	295,284
162,000	4.650%, 7/23/2048	175,044
	Citizens Bank NA
250,000	2.200%, 5/26/2020	248,435
	Comerica, Inc.
75,000	3.700%, 7/31/2023	77,295
	Commerzbank AG
200,000	8.125%, 9/19/2023[g]	228,886
	Commonwealth Bank of Australia
120,000	2.250%, 3/10/2020[g]	119,568
285,000	3.315%, (LIBOR 3M + 0.700%), 3/16/2023[b,g]	285,727
	Compass Bank
150,000	2.750%, 9/29/2019	149,906
250,000	3.500%, 6/11/2021	252,637
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
258,000	3.950%, 11/9/2022	262,780
278,000	4.625%, 12/1/2023	290,529
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,g]	246,903
200,000	7.250%, 9/12/2025[b,g,l]	207,900
250,000	3.869%, 1/12/2029[b,g]	248,141
	Credit Suisse Group Funding (Guernsey), Ltd.
100,000	3.125%, 12/10/2020	100,268
	Credit Suisse Group Funding, Ltd.
184,000	3.750%, 3/26/2025	186,300
	Deutsche Bank AG
156,000	2.700%, 7/13/2020	154,507
275,000	3.375%, 5/12/2021	273,012
100,000	4.250%, 10/14/2021	100,120
	Digital Realty Trust LP
230,000	3.400%, 10/1/2020	231,732
	Discover Bank
135,000	8.700%, 11/18/2019	139,082
155,000	3.100%, 6/4/2020	155,417
260,000	4.682%, 8/9/2028[b]	263,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Financials (4.0%) - continued
	Duke Realty, LP
$50,000	3.875%, 2/15/2021	$50,835
96,000	4.375%, 6/15/2022	99,899
	ERP Operating, LP
54,000	3.375%, 6/1/2025	55,105
	Fidelity National Financial, Inc.
250,000	5.500%, 9/1/2022	264,516
	Fifth Third Bancorp
135,000	2.600%, 6/15/2022	134,164
	Five Corners Funding Trust
445,000	4.419%, 11/15/2023[g]	469,537
	GE Capital International Funding Company
925,000	4.418%, 11/15/2035	862,223
	Goldman Sachs Group, Inc.
300,000	5.375%, 5/10/2020[b,l]	306,981
524,000	5.250%, 7/27/2021	550,871
285,000	2.876%, 10/31/2022[b]	283,215
176,000	2.908%, 6/5/2023[b]	174,537
200,000	3.625%, 2/20/2024	203,366
300,000	3.691%, 6/5/2028[b]	297,209
460,000	4.750%, 10/21/2045	490,967
	Hartford Financial Services Group, Inc.
334,000	5.125%, 4/15/2022	355,377
	HCP, Inc.
230,000	4.000%, 12/1/2022	236,959
100,000	3.400%, 2/1/2025	100,060
	Hilton Worldwide Finance, LLC
240,000	4.625%, 4/1/2025	243,000
	HSBC Holdings plc
315,000	3.400%, 3/8/2021	318,222
200,000	6.875%, 6/1/2021[b,l]	209,750
125,000	2.650%, 1/5/2022	124,160
275,000	3.803%, 3/11/2025[b]	279,932
350,000	3.900%, 5/25/2026	356,894
	Icahn Enterprises, LP
150,000	6.375%, 12/15/2025	156,375
	ING Groep NV
200,000	3.150%, 3/29/2022	200,705
250,000	4.100%, 10/2/2023	257,887
	International Lease Finance Corporation
80,000	5.875%, 8/15/2022	86,196
	Intesa Sanpaolo SPA
162,000	3.125%, 7/14/2022[g]	158,711
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	128,203
150,000	4.875%, 9/15/2027[g]	145,500
	J.P. Morgan Chase & Company
90,000	2.295%, 8/15/2021	89,212
230,000	2.700%, 5/18/2023	227,869
105,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	106,544
200,000	3.625%, 5/13/2024	205,604
145,000	3.125%, 1/23/2025	144,956
425,000	3.900%, 7/15/2025	440,775
150,000	3.300%, 4/1/2026	149,984
275,000	4.203%, 7/23/2029[b]	286,938
180,000	4.452%, 12/5/2029[b]	191,702
260,000	3.882%, 7/24/2038[b]	256,136
	Kimco Realty Corporation
320,000	3.300%, 2/1/2025	319,595
	Liberty Mutual Group, Inc.
80,000	4.950%, 5/1/2022[g]	84,033
	Liberty Property, LP
216,000	3.750%, 4/1/2025	218,263
	Lloyds Bank plc
200,000	3.229%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,127
	Lloyds Banking Group plc
225,000	2.907%, 11/7/2023[b]	221,005
	Marsh & McLennan Companies, Inc.
200,000	3.875%, 3/15/2024	207,837
	MetLife, Inc.
210,000	4.050%, 3/1/2045	211,579
	Mitsubishi UFJ Financial Group, Inc.
200,000	2.190%, 9/13/2021	196,907
280,000	3.455%, 3/2/2023	284,414
200,000	3.287%, 7/25/2027	199,720
	Morgan Stanley
80,000	5.550%, 7/15/2020[b,l]	81,760
315,000	2.500%, 4/21/2021	313,313
110,000	3.772%, (LIBOR 3M + 1.180%), 1/20/2022[b]	111,194
198,000	2.750%, 5/19/2022	197,012
135,000	4.875%, 11/1/2022	142,943
185,000	3.125%, 1/23/2023	185,736
70,000	4.000%, 7/23/2025	72,783
275,000	4.350%, 9/8/2026	285,423
240,000	3.591%, 7/22/2028[b]	239,896
225,000	3.772%, 1/24/2029[b]	227,066
	MPT Operating Partnership, LP
225,000	6.375%, 3/1/2024	236,925
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	111,395
	Nationwide Building Society
200,000	3.622%, 4/26/2023[b,g]	201,223
	New York Life Global Funding
128,000	2.300%, 6/10/2022[g]	126,463
	Park Aerospace Holdings, Ltd.
112,000	4.500%, 3/15/2023[g]	113,354
145,000	5.500%, 2/15/2024[g]	152,668
	Quicken Loans, Inc.
240,000	5.750%, 5/1/2025[g]	243,600
	Realty Income Corporation
175,000	4.125%, 10/15/2026	184,138
	Regency Centers, LP
290,000	4.125%, 3/15/2028	298,228
	Reinsurance Group of America, Inc.
239,000	5.000%, 6/1/2021	248,842
160,000	4.700%, 9/15/2023	170,174
	Royal Bank of Scotland Group plc
220,000	8.625%, 8/15/2021[b,l]	236,500
200,000	3.875%, 9/12/2023	201,692
290,000	5.125%, 5/28/2024	301,454
250,000	4.269%, 3/22/2025[b]	254,830
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	159,646
	Simon Property Group, LP
225,000	2.750%, 2/1/2023	224,712
160,000	4.250%, 11/30/2046	166,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Financials (4.0%) - continued
	SITE Centers Corporation
$59,000	4.625%, 7/15/2022	$60,863
	Societe Generale SA
132,000	4.750%, 11/24/2025[g]	137,452
	Standard Chartered plc
168,000	2.100%, 8/19/2019[g]	167,658
	Sumitomo Mitsui Financial Group, Inc.
160,000	2.784%, 7/12/2022	159,653
135,000	3.102%, 1/17/2023	135,779
120,000	3.010%, 10/19/2026	117,516
	Svenska Handelsbanken AB
150,000	3.105%, (LIBOR 3M + 0.490%), 6/17/2019[b]	150,084
	Synchrony Financial
165,000	3.000%, 8/15/2019	165,036
70,000	4.250%, 8/15/2024	70,904
350,000	3.950%, 12/1/2027	335,154
	UBS Group Funding Jersey, Ltd.
138,000	4.125%, 9/24/2025[g]	143,045
	UBS Group Funding Switzerland AG
190,000	3.491%, 5/23/2023[g]	191,070
	Ventas Realty, LP
190,000	3.100%, 1/15/2023	190,438
235,000	4.000%, 3/1/2028	238,119
	Voya Financial, Inc.
310,000	3.125%, 7/15/2024	307,096
	Wells Fargo & Company
190,000	2.625%, 7/22/2022	188,405
185,000	3.069%, 1/24/2023	185,251
160,000	3.450%, 2/13/2023	161,762
205,000	3.000%, 2/19/2025	203,059
175,000	3.000%, 4/22/2026	170,995
163,000	3.000%, 10/23/2026	158,515
307,000	4.900%, 11/17/2045	329,541
	Welltower, Inc.
75,000	3.950%, 9/1/2023	77,729
182,000	4.000%, 6/1/2025	188,035
	ZB NA
290,000	3.500%, 8/27/2021	293,501

	Total	37,287,930

Foreign Government (<0.1%)
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[g]	149,260

	Total	149,260

Mortgage-Backed Securities (11.9%)
	Federal National Mortgage Association - REMIC
1,517,684	3.000%, 12/25/2027, Ser. 2012-137, Class AIi	116,987
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
153,675	4.268%, (LIBOR 12M + 1.550%), 7/1/2043[b]	157,818
3,000,000	3.000%, 5/1/2049[e]	2,965,488
22,500,000	3.500%, 5/1/2049[e,m]	22,705,859
49,875,000	4.000%, 5/1/2049[e]	51,179,876
8,975,000	4.500%, 5/1/2049[e]	9,338,109
2,350,000	5.000%, 5/1/2049[e]	2,476,542
19,700,000	4.500%, 6/1/2049[e]	20,484,707

	Total	109,425,386

Technology (1.0%)
	Apple, Inc.
170,000	3.200%, 5/11/2027	171,184
100,000	3.000%, 6/20/2027	99,294
365,000	3.000%, 11/13/2027	361,929
215,000	4.500%, 2/23/2036	238,772
138,000	4.650%, 2/23/2046	153,509
220,000	4.250%, 2/9/2047	231,618
315,000	3.750%, 9/12/2047	309,053
	Applied Materials, Inc.
88,000	3.300%, 4/1/2027	88,834
	Avnet, Inc.
120,000	3.750%, 12/1/2021	121,526
	Baidu, Inc.
180,000	3.000%, 6/30/2020	180,033
	Broadcom Corporation
164,000	3.875%, 1/15/2027	156,824
200,000	3.500%, 1/15/2028	184,350
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[g]	274,226
	Diamond 1 Finance Corporation
220,000	5.450%, 6/15/2023[g]	234,732
395,000	6.020%, 6/15/2026[g]	427,860
	Equinix, Inc.
210,000	5.750%, 1/1/2025	217,875
	Fidelity National Information Services, Inc.
91,000	3.625%, 10/15/2020	91,838
	Harland Clarke Holdings Corporation
280,000	8.375%, 8/15/2022[g]	248,500
	Hewlett Packard Enterprise Company
260,000	3.318%, (LIBOR 3M + 0.720%), 10/5/2021[b]	260,055
115,000	4.400%, 10/15/2022	120,289
	Intel Corporation
140,000	3.700%, 7/29/2025	146,235
207,000	4.100%, 5/19/2046	215,062
	Marvell Technology Group, Ltd.
165,000	4.200%, 6/22/2023	168,096
220,000	4.875%, 6/22/2028	229,914
	Microsoft Corporation
280,000	4.750%, 11/3/2055	328,170
280,000	4.200%, 11/3/2035	304,886
625,000	3.700%, 8/8/2046	624,458
215,000	4.250%, 2/6/2047	235,281
	NXP BV/NXP Funding, LLC
225,000	4.875%, 3/1/2024[g]	238,066
	Oracle Corporation
184,000	2.400%, 9/15/2023	181,210
490,000	2.950%, 5/15/2025	487,746
225,000	3.850%, 7/15/2036	225,829
	Plantronics, Inc.
220,000	5.500%, 5/31/2023[g]	221,925
	Seagate HDD Cayman
150,000	4.750%, 1/1/2025	146,443
	Sensata Technologies UK Financing Company plc
240,000	6.250%, 2/15/2026[g]	253,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Technology (1.0%) - continued
	SS&C Technologies, Inc.
$210,000	5.500%, 9/30/2027[g]	$215,381
	Texas Instruments, Inc.
270,000	4.150%, 5/15/2048	285,574
	Tyco Electronics Group SA
40,000	3.450%, 8/1/2024	40,580
80,000	3.125%, 8/15/2027	77,597
	VMware, Inc.
55,000	2.950%, 8/21/2022	54,709
	Western Digital Corporation
295,000	4.750%, 2/15/2026[h]	284,675

	Total	9,137,638

Transportation (0.2%)
	Air Canada Pass Through Trust
48,064	3.875%, 3/15/2023[g]	47,911
	Air Lease Corporation
75,000	3.500%, 1/15/2022	75,772
	Burlington Northern Santa Fe, LLC
130,000	5.750%, 5/1/2040	160,653
100,000	5.050%, 3/1/2041	115,333
130,000	4.450%, 3/15/2043	140,850
	CSX Corporation
98,000	3.700%, 11/1/2023	101,259
	Delta Air Lines, Inc.
95,000	2.875%, 3/13/2020	94,921
12,441	4.950%, 11/23/2020	12,454
	Penske Truck Leasing Company, LP
200,000	3.375%, 2/1/2022[g]	201,056
	United Continental Holdings, Inc.
300,000	4.250%, 10/1/2022	302,625
	XPO Logistics, Inc.
225,000	6.500%, 6/15/2022[g]	230,063

	Total	1,482,897

U.S. Government & Agencies (12.0%)
	U.S. Treasury Bonds
2,160,000	2.250%, 11/15/2027	2,123,550
6,000,000	2.875%, 5/15/2028	6,187,969
2,190,000	5.250%, 11/15/2028	2,698,576
550,000	4.375%, 5/15/2040	687,951
2,000,000	3.000%, 5/15/2042	2,041,953
4,999,000	2.500%, 5/15/2046	4,597,127
	U.S. Treasury Notes
1,650,000	1.000%, 10/15/2019	1,639,494
5,400,000	1.500%, 10/31/2019	5,375,320
4,450,000	1.750%, 11/30/2019	4,431,574
1,170,000	2.250%, 3/31/2020	1,168,538
5,500,000	1.375%, 9/30/2020	5,427,168
130,000	1.875%, 12/15/2020	129,117
2,750,000	2.500%, 2/28/2021	2,760,420
1,000,000	1.375%, 5/31/2021	981,836
9,210,000	1.125%, 8/31/2021	8,974,713
4,060,000	1.875%, 7/31/2022	4,013,056
19,985,000	2.000%, 11/30/2022	19,811,693
1,700,000	2.500%, 3/31/2023	1,715,340
11,330,000	2.500%, 1/31/2024	11,437,104
1,350,000	2.125%, 7/31/2024	1,338,346
2,390,000	2.250%, 11/15/2024	2,380,758
2,190,000	2.125%, 11/30/2024	2,167,672
7,640,000	2.625%, 1/31/2026	7,748,034
10,500,000	2.500%, 2/28/2026	10,571,777

	Total	110,409,086

Utilities (1.1%)
	Ameren Illinois Company
150,000	4.500%, 3/15/2049	166,667
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	216,213
	Appalachian Power Company
85,000	3.300%, 6/1/2027	84,030
	Atmos Energy Corporation
85,000	3.000%, 6/15/2027	83,639
	Berkshire Hathaway Energy Company
140,000	4.500%, 2/1/2045	148,187
	Calpine Corporation
240,000	5.375%, 1/15/2023	241,800
	CenterPoint Energy, Inc.
75,000	3.850%, 2/1/2024	76,897
140,000	4.250%, 11/1/2028	145,722
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	114,772
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	197,123
	Consolidated Edison, Inc.
92,000	2.000%, 5/15/2021	90,657
69,000	4.500%, 12/1/2045	73,807
	Consumers Energy Company
175,000	4.350%, 4/15/2049	191,840
	Dominion Energy, Inc.
176,000	2.579%, 7/1/2020	175,274
	DTE Electric Company
115,000	3.700%, 3/15/2045	112,255
145,000	3.700%, 6/1/2046	140,734
	Duke Energy Carolinas, LLC
315,000	3.700%, 12/1/2047	304,707
	Duke Energy Corporation
160,000	3.750%, 9/1/2046	149,020
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	120,432
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	180,041
	Edison International
180,000	2.950%, 3/15/2023	171,641
	Energy Transfer Operating, LP
280,000	5.200%, 2/1/2022	294,535
	Eversource Energy
200,000	2.500%, 3/15/2021	198,960
	Exelon Corporation
50,000	5.100%, 6/15/2045	56,611
138,000	4.450%, 4/15/2046	143,131
	FirstEnergy Corporation
50,000	2.850%, 7/15/2022	49,651
320,000	4.850%, 7/15/2047	340,701
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	67,433
80,000	5.300%, 7/1/2043	91,571
	MidAmerican Energy Holdings Company
276,000	6.500%, 9/15/2037	351,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (42.4%)	Value
Utilities (1.1%) - continued
	Mississippi Power Company
$165,000	3.950%, 3/30/2028	$167,844
	Monongahela Power Company
150,000	5.400%, 12/15/2043[g]	180,494
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	174,196
90,000	3.900%, 11/1/2028	94,163
200,000	3.700%, 3/15/2029	208,234
	NextEra Energy Partners, LP
295,000	4.250%, 9/15/2024[g]	295,959
	NiSource Finance Corporation
88,000	3.490%, 5/15/2027	88,117
255,000	5.650%, 2/1/2045	298,690
	Oncor Electric Delivery Company, LLC
352,000	3.750%, 4/1/2045	349,483
	Pacific Gas and Electric Company
175,000	3.300%, 12/1/2027[f,n]	158,594
175,000	3.950%, 12/1/2047[f,h,n]	151,375
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	78,956
88,000	3.400%, 6/1/2023	88,691
225,000	5.000%, 3/15/2044	241,277
	PPL Electric Utilities Corporation
132,000	3.950%, 6/1/2047	133,574
	Public Service Electric & Gas Company
220,000	3.000%, 5/15/2027	217,495
	San Diego Gas and Electric Company
270,000	4.150%, 5/15/2048	268,808
	South Carolina Electric & Gas Company
350,000	5.100%, 6/1/2065	411,714
	Southern California Edison Company
90,000	4.200%, 3/1/2029	92,763
175,000	4.000%, 4/1/2047	163,068
175,000	4.125%, 3/1/2048	165,666
	Southern Company
170,000	2.950%, 7/1/2023	169,796
215,000	3.250%, 7/1/2026	212,197
	Southern Company Gas Capital Corporation
220,000	4.400%, 5/30/2047	219,420
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	61,191
	TerraForm Power Operating, LLC
300,000	5.000%, 1/31/2028[g]	295,875
	Virginia Electric and Power Company
125,000	4.600%, 12/1/2048	137,219

	Total	9,904,392

	Total Long-Term Fixed Income (cost $388,894,234)	390,765,066

Shares	Registered Investment Companies (38.6%)	Value
Affiliated (37.8%)
2,664,532	Thrivent Core Emerging Markets Debt Fund	25,206,476
933,066	Thrivent Core International Equity Fund	8,929,443
1,567,221	Thrivent Core Low Volatility Equity Fund	17,929,009
52,130	Thrivent Global Stock Fund, Class S	1,373,635
4,886,440	Thrivent High Yield Fund, Class S	23,210,591
7,768,946	Thrivent Income Fund, Class S	70,619,721
3,844,047	Thrivent International Allocation Fund, Class S	38,747,992
2,760,079	Thrivent Large Cap Growth Fund, Class S	34,859,803
2,960,538	Thrivent Large Cap Value Fund, Class S	66,316,045
3,152,233	Thrivent Limited Maturity Bond Fund, Class S	39,150,735
673,438	Thrivent Mid Cap Stock Fund, Class S	18,364,652
195,424	Thrivent Small Cap Stock Fund,
	Class S	4,826,961

	Total	349,535,063

Unaffiliated (0.8%)
37,500	Invesco Senior Loan ETF	861,375
1,652	iShares Russell 2000 Growth Index Fund[h]	334,480
957	iShares Russell 2000 Index Fund	151,484
711	iShares Russell 2000 Value Index Fund	88,399
2,104	Materials Select Sector SPDR Fund[h]	120,875
1,928	ProShares Ultra S&P 500	244,644
13,776	SPDR S&P 500 ETF Trust	4,050,419
2,522	SPDR S&P Biotech ETF[h]	214,874
1,332	SPDR S&P Retail ETF	60,846
12,097	Vanguard Real Estate ETF	1,049,657

	Total	7,177,053

	Total Registered Investment Companies (cost $289,239,397)	356,712,116

Shares	Common Stock (13.4%)	Value
Communications Services (0.6%)
4,753	Activision Blizzard, Inc.	229,142
1,001	Alphabet, Inc., Class Ao	1,200,159
637	Alphabet, Inc., Class Co	757,062
3,664	CBS Corporation	187,853
9,380	Comcast Corporation	408,311
2,050	DISH Network Corporation[o]	71,996
26	EchoStar Corporation[o]	1,036
5,172	Facebook, Inc.[o]	1,000,265
400	Hemisphere Media Group, Inc.[o]	5,844
1,030	IAC/InterActive Corporation[o]	231,585
1,790	John Wiley and Sons, Inc.	82,662
1,347	Liberty Latin America, Ltd.[o]	28,193
2,581	Liberty Media Corporation - Liberty SiriusXM[o]	103,653
13,760	News Corporation, Class A	170,899
14,510	News Corporation, Class B	181,230
5,278	ORBCOMM, Inc.[o]	38,213
2,296	Take-Two Interactive Software, Inc.[o]	222,322
3,280	Tencent Holdings, Ltd., ADR	161,507
2,025	Twitter, Inc.[o]	80,818
10,233	Verizon Communications, Inc.	585,225

	Total	5,747,975

Consumer Discretionary (1.3%)
984	Amazon.com, Inc.[o]	1,895,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Consumer Discretionary (1.3%) - continued
3,750	American Axle & Manufacturing Holdings, Inc.[o]	$55,313
1,536	Aptiv plc	131,635
51	Barrett Business Services, Inc.	3,716
158	Booking Holdings, Inc.[o]	293,088
3,750	BorgWarner, Inc.	156,638
3,000	Bright Horizons Family Solutions, Inc.[o]	384,450
1,828	Burlington Stores, Inc.[o]	308,767
3,852	Canada Goose Holdings, Inc.[o]	205,658
811	Century Casinos, Inc.[o]	7,380
2,580	Children’s Place, Inc.[h]	291,076
322	Chipotle Mexican Grill, Inc.[o]	221,549
3,795	Crocs, Inc.[o]	105,691
1,725	CSS Industries, Inc.	12,092
1,578	Culp, Inc.	32,381
1,956	D.R. Horton, Inc.	86,670
636	Domino’s Pizza, Inc.	172,089
3,102	Duluth Holdings, Inc.[h,o]	49,384
2,656	Emerald Expositions Events, Inc.	37,317
948	Etsy, Inc.[o]	64,028
2,189	Expedia Group, Inc.	284,220
11,120	Extended Stay America, Inc.	199,159
2,402	Five Below, Inc.[o]	351,629
31	Genuine Parts Company	3,179
2,509	G-III Apparel Group, Ltd.[o]	108,263
3,246	Harley-Davidson, Inc.	120,849
369	Haverty Furniture Companies, Inc.	8,790
3,450	Home Depot, Inc.	702,765
2,662	International Game Technology plc	38,945
1,708	International Speedway Corporation	75,357
6,397	Knoll, Inc.	139,710
4,947	Las Vegas Sands Corporation	331,696
4,460	Lowe’s Companies, Inc.	504,604
425	Lululemon Athletica, Inc.[o]	74,949
747	Marriott Vacations Worldwide Corporation	78,906
3,535	Modine Manufacturing Company[o]	52,283
1,221	Netflix, Inc.[o]	452,429
7,212	NIKE, Inc.	633,430
4,334	Norwegian Cruise Line Holdings, Ltd.[o]	244,394
320	O’Reilly Automotive, Inc.[o]	121,142
1,648	Oxford Industries, Inc.	136,883
1,197	Park Hotels & Resorts, Inc.	38,400
4,412	Planet Fitness, Inc.[o]	333,988
3,169	Playa Hotels and Resorts NVo	25,352
659	PVH Corporation	85,004
9,462	Red Rock Resorts, Inc.	255,285
550	RHh,o	58,691
1,777	Ross Stores, Inc.	173,542
2,887	Starbucks Corporation	224,262
1,040	Texas Roadhouse, Inc.	56,170
6,410	Toll Brothers, Inc.	244,221
3,589	Tower International, Inc.	83,767
985	Ulta Beauty, Inc.[o]	343,745
1,068	Vail Resorts, Inc.	244,412
973	Wingstop, Inc.	73,238
2,434	Zumiez, Inc.[o]	64,817

	Total	11,483,094

Consumer Staples (0.5%)
3,379	Archer-Daniels-Midland Company	150,703
715	Calavo Growers, Inc.	68,504
3,110	Casey’s General Stores, Inc.	411,609
1,909	Central Garden & Pet Company[o]	51,505
354	Central Garden & Pet Company, Class Ao	8,666
7,447	Colgate-Palmolive Company	542,067
14,012	Cott Corporation	217,326
11,866	Hain Celestial Group, Inc.[o]	258,916
108	Inter Parfums, Inc.	7,829
1,973	John B. Sanfilippo & Son, Inc.	142,273
880	Kimberly-Clark Corporation	112,974
7,234	Monster Beverage Corporation[o]	431,146
6,766	PepsiCo, Inc.	866,386
5,458	Philip Morris International, Inc.	472,444
442	Seneca Foods Corporation[o]	10,940
69	SpartanNash Company	1,116
15,929	SunOpta, Inc.[o]	56,548
1,175	TreeHouse Foods, Inc.[o]	78,702
6,705	Turning Point Brands, Inc.	286,773
5,320	Wal-Mart Stores, Inc.	547,109

	Total	4,723,536

Energy (0.4%)
4,412	Abraxas Petroleum Corporation[o]	6,089
20,240	Archrock, Inc.	204,626
4,858	BP plc ADR	212,440
24,246	Callon Petroleum Company[o]	182,087
4,389	Chevron Corporation	526,943
4,308	Comstock Resources, Inc.[h,o]	26,279
966	Concho Resources, Inc.	111,457
1,431	Contura Energy, Inc.[o]	80,637
1,465	Diamondback Energy, Inc.	155,861
1,420	Era Group, Inc.[o]	13,689
22,414	Euronav NV	210,243
359	Evolution Petroleum Corporation	2,524
3,547	Exterran Corporation[o]	50,438
5,110	Exxon Mobil Corporation	410,231
4,816	Forum Energy Technologies, Inc.[o]	28,800
11,509	Gran Tierra Energy, Inc.[o]	27,507
4,150	Halliburton Company	117,569
13,031	Marathon Oil Corporation	222,048
3,070	Marathon Petroleum Corporation	186,871
284	Matrix Service Company[o]	5,569
5,479	Nabors Industries, Ltd.	19,176
7,989	Nine Energy Service, Inc.[o]	160,819
6,577	Pacific Drilling SAo	97,668
2,766	Par Pacific Holdings, Inc.[o]	54,048
9,603	Patterson-UTI Energy, Inc.	130,505
2,385	Pioneer Energy Services Corporation[o]	4,150
1,934	Pioneer Natural Resources Company	321,934
490	SEACOR Holdings, Inc.[o]	21,825
1,147	Superior Energy Services, Inc.[o]	4,118
4,917	Talos Energy, Inc.[o]	146,035
8,465	TechnipFMC plc	208,154
4,183	Teekay Tankers, Ltd.[o]	4,559
6,469	Unit Corporation[o]	87,720
4,000	WPX Energy, Inc.[o]	55,560

	Total	4,098,179

Financials (2.2%)
3,380	Aflac, Inc.	170,284
1,753	AG Mortgage Investment Trust, Inc.	29,994
542	Alleghany Corporation[o]	356,029
5,048	Allstate Corporation	500,055
3,100	Ally Financial, Inc.	92,101
2,115	American Express Company	247,941
9,025	American Financial Group, Inc.	934,358
1,870	American International Group, Inc.	88,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Financials (2.2%) - continued
293	Ameriprise Financial, Inc.	$43,004
798	Ameris Bancorp	29,095
1,674	Arch Capital Group, Ltd.[o]	56,548
765	Argo Group International Holdings, Ltd.	59,724
1,768	Arlington Asset Investment Corporation	13,879
341	ARMOUR Residential REIT, Inc.	6,506
2,160	Arthur J. Gallagher & Company	180,619
7,847	Assured Guaranty, Ltd.	374,302
1,010	Axos Financial, Inc.[o]	33,047
31,594	Bank of America Corporation	966,145
419	Bank of Marin Bancorp	17,745
1,575	BankFinancial Corporation	23,641
1,738	Berkshire Hathaway, Inc.[o]	376,642
140	BlackRock, Inc.	67,934
4,620	Blackstone Group, LP	182,305
920	BOK Financial Corporation	80,169
6,606	Boston Private Financial Holdings, Inc.	75,639
22,811	BrightSphere Investment Group	334,409
1,671	Brown & Brown, Inc.	53,054
362	Byline Bancorp, Inc.[o]	7,247
2,823	Capital One Financial Corporation	262,059
1,796	Cboe Global Markets, Inc.	182,492
2,297	Central Pacific Financial Corporation	68,933
5,323	Charles Schwab Corporation	243,687
1,130	Chubb, Ltd.	164,076
1,483	Cincinnati Financial Corporation	142,635
9,690	Citigroup, Inc.	685,083
1,167	Citizens Financial Group, Inc.	42,245
1,304	Cohen & Steers, Inc.	65,396
1,702	Colony Capital, Inc.	8,748
5,691	Comerica, Inc.	447,256
3,230	Community Trust Bancorp, Inc.	136,467
6,940	Discover Financial Services	565,541
14,006	Dynex Capital, Inc.	85,437
9,092	E*TRADE Financial Corporation	460,601
6,918	East West Bancorp, Inc.	356,139
1,386	Ellington Residential Mortgage REIT	16,383
109	Employers Holdings, Inc.	4,678
1,387	Enterprise Financial Services Corporation	59,003
1,490	Essent Group, Ltd.[o]	70,701
614	FBL Financial Group, Inc.	38,357
44	Federal Agricultural Mortgage Corporation	3,365
1,182	FGL Holdings	10,082
8,793	Fifth Third Bancorp	253,414
1,856	Financial Institutions, Inc.	51,040
2,742	First American Financial Corporation	156,459
3,829	First Busey Corporation	98,941
435	First Citizens BancShares, Inc.	194,989
4,199	First Defiance Financial Corporation	123,912
152	First Financial Bancorp	3,815
1,403	First Financial Corporation	57,762
15,082	First Hawaiian, Inc.	417,017
3,494	First Interstate BancSystem, Inc.	147,656
217	First Merchants Corporation	7,957
164	First Mid-Illinois Bancshares, Inc.	5,656
1,070	First Midwest Bancorp, Inc.	22,973
254	First of Long Island Corporation	5,911
1,625	First Republic Bank	171,632
340	Goldman Sachs Group, Inc.	70,013
3,357	Great Southern Bancorp, Inc.	194,538
4,512	Hamilton Lane, Inc.	220,456
3,861	Hancock Whitney Corporation	168,880
9,351	Hartford Financial Services Group, Inc.	489,151
198	Heartland Financial USA, Inc.	8,890
13,169	Heritage Commerce Corporation	164,876
2,531	Hometrust Bancshares, Inc.	64,186
2,213	Horace Mann Educators Corporation	85,378
2,888	Horizon Bancorp, Inc.	46,988
2,270	Houlihan Lokey, Inc.	111,956
7,070	Huntington Bancshares, Inc.	98,414
2,282	IBERIABANK Corporation	181,419
2,708	Independent Bank Corporation	58,303
2,710	Interactive Brokers Group, Inc.	146,990
6,595	Intercontinental Exchange, Inc.	536,503
2,696	J.P. Morgan Chase & Company	312,871
2,173	Kemper Corporation	195,309
14,707	KeyCorp	258,108
578	KKR Real Estate Finance Trust, Inc.	11,658
1,403	Lakeland Bancorp, Inc.	23,234
2,572	Loews Corporation	131,918
1,897	M&T Bank Corporation	322,623
90	Markel Corporation[o]	96,436
201	MarketAxess Holdings, Inc.	55,944
487	Mercantile Bank Corporation	16,461
7,873	Meridian Bancorp, Inc.	135,573
2,980	MetLife, Inc.	137,467
4,453	MidWestOne Financial Group, Inc.	125,486
2,490	Morgan Stanley	120,142
818	MSCI, Inc.	184,361
37	National Western Life Group, Inc.	9,869
774	Newmark Group, Inc.	6,594
270	Northern Trust Corporation	26,609
1,400	Old Second Bancorp, Inc.	18,550
498	Pacific Premier Bancorp, Inc.	14,477
962	PacWest Bancorp	38,047
51	Park National Corporation	4,982
6,525	PCSB Financial Corporation	124,301
181	Peapack-Gladstone Financial
	Corporation	5,236
390	Peoples Bancorp, Inc.	12,745
90	Piper Jaffray Companies	7,254
960	Primerica, Inc.	125,078
352	Provident Financial Services, Inc.	9,335
950	Prudential Financial, Inc.	100,425
2,081	QCR Holdings, Inc.	71,191
2,900	Radian Group, Inc.	67,918
4,231	Raymond James Financial, Inc.	387,433
1,081	Reinsurance Group of America, Inc.	163,782
729	S&P Global, Inc.	160,861
4,470	Sandy Spring Bancorp, Inc.	155,958
7,134	Santander Consumer USA Holdings Inc.	152,311
6,649	Seacoast Banking Corporation of Florida[o]	188,566
2,137	SEI Investments Company	116,360
23,231	SLM Corporation	236,027
2,036	State Auto Financial Corporation	68,471
900	State Street Corporation	60,894
2,547	Stifel Financial Corporation	151,979
1,199	SVB Financial Group[o]	301,812
4,611	Synovus Financial Corporation	169,961
600	Territorial Bancorp, Inc.	17,370
329	Tradeweb Markets, Inc.[o]	13,242
1,443	TriCo Bancshares	57,590
10,413	TrustCo Bank Corporation	83,304
2,900	U.S. Bancorp	154,628

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Financials (2.2%) - continued
564	Umpqua Holdings Corporation	$9,791
2,836	United Community Banks, Inc.	79,635
4,712	United Financial Bancorp, Inc.	62,151
461	Univest Financial Corporation	11,626
441	Unum Group	16,282
1,546	Walker & Dunlop, Inc.	84,953
1,034	Washington Trust Bancorp, Inc.	53,572
437	Western Alliance Bancorp[o]	20,880
89	Westwood Holdings Group, Inc.	2,785
4,974	Wintrust Financial Corporation	379,019
4,135	WSFS Financial Corporation	178,549
9,565	Zions Bancorporations NA	471,841

	Total	20,668,646

Health Care (1.9%)
3,703	Abbott Laboratories	294,611
585	ABIOMED, Inc.[o]	162,285
959	Aerie Pharmaceuticals, Inc.[o]	36,586
9,497	Agilent Technologies, Inc.	745,515
1,831	AmerisourceBergen Corporation	136,886
3,138	Amgen, Inc.	562,706
1,103	Ardelyx, Inc.[o]	3,750
456	Arena Pharmaceuticals, Inc.[o]	20,862
2,700	Array BioPharma, Inc.[o]	61,047
40	Atrion Corporation	35,200
454	Biogen, Inc.[o]	104,075
4,061	BioMarin Pharmaceutical, Inc.[o]	347,337
108	Bio-Rad Laboratories, Inc.[o]	32,500
782	Bio-Techne Corporation	159,989
6,604	Bruker Corporation	254,914
6,900	Catalent, Inc.[o]	309,258
1,221	Charles River Laboratories International, Inc.[o]	171,514
2,431	Cigna Holding Company	386,140
833	Concert Pharmaceuticals, Inc.[o]	8,563
4,654	CVS Health Corporation	253,085
3,701	Danaher Corporation	490,160
1,121	Dexcom, Inc.[o]	135,719
1,843	Edwards Lifesciences Corporation[o]	324,497
3,720	GenMark Diagnostics, Inc.[o]	26,933
9,856	Gilead Sciences, Inc.	641,034
8,650	Halozyme Therapeutics, Inc.[o]	139,525
954	Hill-Rom Holdings, Inc.	96,755
1,385	Humana, Inc.	353,743
672	Illumina, Inc.[o]	209,664
959	Immunomedics, Inc.[o]	15,363
2,404	Inogen, Inc.[o]	209,869
1,656	Inspire Medical Systems, Inc.[o]	85,599
1,328	Intersect ENT, Inc.[o]	43,147
365	Intra-Cellular Therapies, Inc.[o]	4,807
636	Intuitive Surgical, Inc.[o]	324,761
1,755	Jazz Pharmaceuticals, Inc.[o]	227,746
8,569	Johnson & Johnson	1,209,943
267	Laboratory Corporation of America Holdings[o]	42,699
2,852	LHC Group, Inc.[o]	316,886
708	Ligand Pharmaceuticals, Inc.[o]	89,102
1,607	Magellan Health Services, Inc.[o]	112,490
27	Masimo Corporation[o]	3,514
1,048	McKesson Corporation	124,974
8,145	Medtronic plc	723,357
6,520	Merck & Company, Inc.	513,189
1,244	Merit Medical Systems, Inc.[o]	69,888
2,686	Natera, Inc.[o]	51,329
1,199	National Healthcare Corporation	90,441
1,159	Neurocrine Biosciences, Inc.[o]	83,726
356	Nevro Corporation[o]	21,969
702	Novocure, Ltd.[o]	30,937
625	NuVasive, Inc.[o]	37,875
1,431	Omnicell, Inc.[o]	114,995
8,709	Optinose, Inc.[h,o]	86,742
374	Orthifix Medical, Inc.[o]	20,491
1,699	PerkinElmer, Inc.	162,832
12,750	Pfizer, Inc.	517,778
82	Phibro Animal Health Corporation	2,846
1,248	ResMed, Inc.	130,428
738	Sage Therapeutics, Inc.[o]	124,154
3,594	Syneos Health, Inc.[o]	168,666
1,755	Tactile Systems Technology, Inc.[o]	87,329
1,771	Teleflex, Inc.	506,825
3,075	Thermo Fisher Scientific, Inc.	853,159
4,357	UnitedHealth Group, Inc.	1,015,486
1,104	Universal Health Services, Inc.	140,064
2,325	Valeant Pharmaceuticals International, Inc.[o]	53,684
1,840	Varian Medical Systems, Inc.[o]	250,553
3,050	Veeva Systems, Inc.[o]	426,604
1,918	Vertex Pharmaceuticals, Inc.[o]	324,104
533	West Pharmaceutical Services, Inc.	65,980
17,367	Wright Medical Group NVh,o	513,542
6,256	Zoetis, Inc.	637,111

	Total	17,141,837

Industrials (2.3%)
1,039	3M Company	196,901
3,239	Acco Brands Corporation	29,604
375	Acuity Brands, Inc.	54,874
1,356	Aegion Corporation[o]	26,998
1,610	Aerojet Rocketdyne Holdings, Inc.[o]	54,515
3,694	AGCO Corporation	261,461
179	Alamo Group, Inc.	18,552
6,860	AMETEK, Inc.	604,846
3,747	Arcosa, Inc.	116,644
1,049	ASGN, Inc.[o]	66,129
287	Astronics Corporation[o]	9,569
5,791	AZZ, Inc.	275,015
1,033	Boeing Company	390,154
825	Brink’s Company	65,942
4,810	BWX Technologies, Inc.	245,791
1,277	Carlisle Companies, Inc.	180,593
2,746	Casella Waste Systems, Inc.[o]	102,481
10,183	CBIZ, Inc.[o]	196,634
32	Chase Corporation	2,997
226	Columbus McKinnon Corporation	8,895
6,639	Costamare, Inc.	40,100
307	CRA International, Inc.	15,989
5,275	Crane Company	448,639
370	CSW Industrials, Inc.[o]	22,181
2,830	CSX Corporation	225,353
73	Cummins, Inc.	12,139
4,994	Curtiss-Wright Corporation	569,016
4,070	Delta Air Lines, Inc.	237,240
842	Douglas Dynamics, Inc.	31,794
1,211	Dover Corporation	118,726
8,547	EMCOR Group, Inc.	719,145
4,993	Emerson Electric Company	354,453
3,344	Encore Wire Corporation	198,266
180	Ennis, Inc.	3,632
854	ESCO Technologies, Inc.	64,050
6,367	Federal Signal Corporation	183,179
2,342	Forrester Research, Inc.	119,114
59	Franklin Electric Company, Inc.	2,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Industrials (2.3%) - continued
2,191	General Dynamics Corporation	$391,575
1,276	Gorman-Rupp Company	42,491
1,564	Granite Construction, Inc.	70,208
1,906	Healthcare Services Group, Inc.	64,518
1,194	Heico Corporation	126,003
327	Herc Holdings, Inc.[o]	15,748
150	Hillenbrand, Inc.	6,453
7,329	Honeywell International, Inc.	1,272,534
453	Hub Group, Inc.[o]	18,831
3,570	Hubbell, Inc.	455,532
625	Huntington Ingalls Industries, Inc.	139,112
321	Hyster-Yale Materials Handling, Inc.	21,385
605	ICF International, Inc.	47,111
2,649	IDEX Corporation	414,992
824	Illinois Tool Works, Inc.	128,239
3,644	Ingersoll-Rand plc	446,791
12,443	Interface, Inc.	199,586
1,478	JB Hunt Transport Services, Inc.	139,641
2,870	Johnson Controls International plc	107,625
1,224	KAR Auction Services, Inc.	69,131
663	Kelly Services, Inc.	14,758
13,342	KeyW Holding Corporation[o]	151,298
2,796	Kforce, Inc.	100,712
2,089	Korn Ferry	98,225
6,869	Lincoln Electric Holdings, Inc.	599,458
1,402	Lockheed Martin Corporation	467,329
6,428	Masonite International Corporation[o]	330,978
1,198	Mercury Systems, Inc.[o]	87,478
7,669	Milacron Holdings Corporation[o]	112,044
1,381	Moog, Inc.	129,317
16,181	MRC Global, Inc.[o]	280,417
3,879	Mueller Industries, Inc.	113,150
2,146	Mueller Water Products, Inc.	23,027
6,230	NCI Building Systems, Inc.[o]	35,636
2,526	Norfolk Southern Corporation	515,355
1,160	Old Dominion Freight Line, Inc.	173,165
1,820	Oshkosh Corporation	150,314
2,031	Parker Hannifin Corporation	367,773
8,270	Primoris Services Corporation	181,278
1,296	Raven Industries, Inc.	50,427
1,987	Raytheon Company	352,871
6,076	Regal-Beloit Corporation	516,946
1,215	Resources Connection, Inc.	19,513
8,925	Ritchie Brothers Auctioneers, Inc.	310,501
501	Rockwell Automation, Inc.	90,536
1,190	Roper Industries, Inc.	428,043
70	Rush Enterprises, Inc.	2,969
1,594	SiteOne Landscape Supply, Inc.[o]	107,276
8,890	Southwest Airlines Company	482,105
2,091	SP Plus Corporation[o]	72,181
1,304	SPX Corporation[o]	47,596
5,462	SPX FLOW, Inc.[o]	196,304
3,791	Standex International Corporation	250,471
417	Teledyne Technologies, Inc.[o]	103,629
1,810	TPI Composites, Inc.[o]	56,019
419	TransDigm Group, Inc.[o]	202,176
952	TransUnion	66,307
4,619	TriMas Corporation[o]	142,866
213	UniFirst Corporation	33,682
1,050	United Continental Holdings, Inc.[o]	93,303
1,143	United Parcel Service, Inc.	121,409
1,810	United Rentals, Inc.[o]	255,065
5,922	United Technologies Corporation	844,536
1,710	Universal Truckload Services, Inc.	41,758
2,606	Valmont Industries, Inc.	351,393
3,520	Verisk Analytics, Inc.	496,813
700	WABCO Holdings, Inc.[o]	92,708
938	WageWorks, Inc.[o]	45,765
7,467	Waste Connections, Inc.	692,714
289	Watsco, Inc.	45,798
132	Watts Water Technologies, Inc.	11,298
2,518	Willdan Group, Inc.[o]	99,537
2,264	Xylem, Inc.	188,818

	Total	21,297,045

Information Technology (3.2%)
2,359	Accenture plc	430,919
1,338	Advanced Energy Industries, Inc.[o]	77,283
10,795	Advanced Micro Devices, Inc.[o]	298,266
4,108	Akamai Technologies, Inc.[o]	328,886
600	Alliance Data Systems Corporation	96,060
110	Altisource Portfolio Solutions SAo	2,604
602	American Software, Inc.	7,796
10,406	Amphenol Corporation	1,036,021
845	ANSYS, Inc.[o]	165,451
7,540	Apple, Inc.	1,513,052
1,379	Arista Networks, Inc.[o]	430,648
4,499	Arrow Electronics, Inc.[o]	380,210
745	Atkore International Group, Inc.[o]	18,446
1,150	Atlassian Corporation plc[o]	126,673
1,863	Autodesk, Inc.[o]	332,005
3,148	Automatic Data Processing, Inc.	517,500
5,092	Benchmark Electronics, Inc.	137,637
3,368	Blackline, Inc.[o]	172,037
6,071	Booz Allen Hamilton Holding Corporation	359,950
170	Broadridge Financial Solutions, Inc.	20,082
178	CACI International, Inc.[o]	34,699
5,596	CDK Global, Inc.	337,551
1,166	CDW Corporation	123,130
9,521	Ciena Corporation[o]	365,226
36,627	Cisco Systems, Inc.	2,049,281
20,758	Clearwater Energy, Inc., Class A	319,050
804	Cognex Corporation	40,546
4,869	Cognizant Technology Solutions Corporation	355,242
562	Cohu, Inc.	8,334
644	CommVault Systems, Inc.[o]	33,874
14	Computer Services, Inc.	913
4,301	CoreLogic, Inc.[o]	174,664
942	Coupa Software, Inc.[o]	97,337
422	CSG Systems International, Inc.	18,842
1,257	Descartes Systems Group, Inc.[o]	50,255
6,038	DocuSign, Inc.[o]	342,173
15,295	Dolby Laboratories, Inc.	989,434
408	DXC Technology Company	26,822
1,636	Ebix, Inc.[h]	82,585
520	Envestnet, Inc.[o]	36,915
770	Euronet Worldwide, Inc.[o]	115,415
1,367	ExlService Holdings, Inc.[o]	81,200
334	eXp World Holdings, Inc.[o]	3,641
1,633	Five9, Inc.[o]	86,663
2,802	Global Payments, Inc.	409,288
3,844	Guidewire Software, Inc.[o]	409,386
3,080	International Business Machines Corporation	432,032
1,357	Intuit, Inc.	340,688
4,560	Keysight Technologies, Inc.[o]	396,857
600	KLA-Tencor Corporation	76,488
896	Kulicke and Soffa Industries, Inc.	20,850
1,130	Lam Research Corporation	234,396
14,577	Lattice Semiconductor Corporation[o]	188,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Information Technology (3.2%) - continued
659	ManTech International Corporation	$40,851
4,342	MasterCard, Inc.	1,103,910
2,459	Methode Electronics, Inc.	72,565
19,013	Microsoft Corporation	2,483,098
1,032	MicroStrategy, Inc.[o]	154,490
1,538	MoneyGram International, Inc.[o]	5,091
3,534	Monolithic Power Systems, Inc.	550,279
5,326	Monotype Imaging Holdings, Inc.	91,820
4,735	National Instruments Corporation	223,018
3,701	New Relic, Inc.[o]	389,493
1,580	Nice, Ltd. ADR[o]	217,819
599	Novanta, Inc.[o]	52,125
1,360	NVIDIA Corporation	246,160
17,116	Oracle Corporation	947,028
1,034	Palo Alto Networks, Inc.[o]	257,290
4,288	PayPal Holdings, Inc.[o]	483,558
1,100	Pegasystems, Inc.	82,511
3,155	Plexus Corporation[o]	189,868
3,131	Presidio, Inc.	47,028
1,619	Progress Software Corporation	73,843
1,754	Proofpoint, Inc.[o]	219,987
1,591	Q2 Holdings, Inc.[o]	119,993
1,500	QUALCOMM, Inc.	129,195
4,670	Quantenna Communications, Inc.[o]	113,714
2,548	Rogers Corporation[o]	426,841
2,330	Rudolph Technologies, Inc.[o]	56,363
6,037	SailPoint Technologies Holdings, Inc.[o]	170,606
4,391	Salesforce.com, Inc.[o]	726,052
1,290	ScanSource, Inc.[o]	48,568
276	Science Applications International Corporation	20,686
1,690	ServiceNow, Inc.[o]	458,852
338	Silicon Laboratories, Inc.[o]	36,389
904	Splunk, Inc.[o]	124,788
876	Sykes Enterprises, Inc.[o]	24,309
8,192	Synopsys, Inc.[o]	991,887
1,550	Teradata Corporation[o]	70,479
1,606	Teradyne, Inc.	78,694
6,051	Texas Instruments, Inc.	712,989
119	Trimble, Inc.[o]	4,858
1,471	Tyler Technologies, Inc.[o]	341,140
391	Universal Display Corporation[h]	62,404
214	Verint Systems, Inc.[o]	12,923
4,913	Virtusa Corporation[o]	272,917
4,727	Visa, Inc.	777,261
4,719	Xilinx, Inc.	566,941
2,212	Zuora, Inc.[o]	48,885

	Total	29,063,641

Materials (0.4%)
3,400	Alcoa Corporation[o]	90,712
389	Avery Dennison Corporation	43,043
749	Balchem Corporation	76,031
1,250	Ball Corporation	74,925
2,257	Celanese Corporation	243,508
3,490	CF Industries Holdings, Inc.	156,282
1,901	Chemours Company	68,455
1,088	Continental Building Products, Inc.[o]	27,907
2,703	Eastman Chemical Company	213,213
3,560	Ferroglobe Representation & Warranty Insurance Trust[c,o]	0
139	Innophos Holdings, Inc.	4,474
2,572	Innospec, Inc.	218,157
1,537	Kadant, Inc.	150,764
1,693	Kaiser Aluminum Corporation	166,591
512	Kraton Performance Polymers, Inc.[o]	16,804
1,170	Martin Marietta Materials, Inc.	259,623
193	Materion Corporation	11,200
1,092	Mercer International, Inc.	15,463
1,830	Minerals Technologies, Inc.	114,869
3,004	Myers Industries, Inc.	53,742
2,440	Nucor Corporation	139,251
4,583	Nutanix, Inc.[o]	197,940
385	Olympic Steel, Inc.	6,245
9,467	OMNOVA Solutions, Inc.[o]	70,056
3,300	Owens-Illinois, Inc.	65,208
751	Packaging Corporation of America	74,469
4,914	Reliance Steel & Aluminum Company	451,891
1,596	Ryerson Holding Corporation[o]	13,805
3,241	Schweitzer-Mauduit International, Inc.	115,282
2,487	Scotts Miracle-Gro Company	211,445
3,872	Steel Dynamics, Inc.	122,665
1,015	United States Lime & Minerals, Inc.	82,134
262	Worthington Industries, Inc.	10,514

	Total	3,566,668

Real Estate (0.5%)
331	Acadia Realty Trust	9,347
1,900	Agree Realty Corporation	124,393
1,457	Alexander & Baldwin, Inc.	34,414
600	Alexandria Real Estate Equities, Inc.	85,434
61	American Assets Trust, Inc.	2,818
3,347	American Campus Communities, Inc.	157,978
1,003	Apartment Investment & Management Company	49,508
1,041	Apple Hospitality REIT, Inc.	17,124
1,415	Ares Commercial Real Estate Corporation	21,508
1,168	Armada Hoffler Properties, Inc.	18,863
3,191	Ashford Hospitality Trust, Inc.	17,582
479	BBX Capital Corporation	2,654
347	Bluerock Residential Growth REIT, Inc.	3,890
824	Brandywine Realty Trust	12,681
4,629	Brixmor Property Group, Inc.	82,767
1,633	Camden Property Trust	164,361
248	CareTrust REIT, Inc.	6,014
5,337	CBL & Associates Properties, Inc.	5,390
5,604	Cedar Realty Trust, Inc.	17,204
1,310	Chatham Lodging Trust	25,794
95	Chesapeake Lodging Trust	2,708
897	City Office REIT, Inc.	10,405
123	Columbia Property Trust, Inc.	2,793
847	CoreCivic, Inc.	17,626
754	Corepoint Lodging, Inc.	9,425
1,089	CoreSite Realty Corporation	119,147
1,690	Corporate Office Properties Trust	47,117
16,606	Cousins Properties, Inc.	158,919
378	CubeSmart	12,062
582	CyrusOne, Inc.	32,412
575	DiamondRock Hospitality Company	6,245
500	Digital Realty Trust, Inc.	58,855
1,577	Douglas Emmett, Inc.	64,957
2,200	Duke Realty Corporation	68,464
172	EastGroup Properties, Inc.	19,665
1,745	Empire State Realty Trust, Inc.	26,978
678	EPR Properties	53,467
627	Equity Commonwealth	19,939
717	Equity Lifestyle Properties, Inc.	83,674
998	Farmland Partners, Inc.	6,547
378	First Industrial Realty Trust, Inc.	13,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Common Stock (13.4%)	Value
Real Estate (0.5%) - continued
140	Four Corners Property Trust, Inc.	$3,982
2,856	Franklin Street Properties
	Corporation	22,448
1,828	Gaming and Leisure Properties, Inc.	73,815
1,800	GEO Group, Inc.	36,036
507	Getty Realty Corporation	16,442
1,085	Gladstone Commercial Corporation	23,599
128	Global Net Lease, Inc.	2,441
1,194	Healthcare Realty Trust, Inc.	36,871
1,870	Healthcare Trust of America, Inc.	51,575
2,019	Highwoods Properties, Inc.	90,007
3,485	Hospitality Properties Trust	90,610
2,989	Host Hotels & Resorts, Inc.	57,508
72	Howard Hughes Corporation[o]	7,992
774	Hudson Pacific Properties, Inc.	26,982
433	Industrial Logistics Properties Trust	8,595
246	Investors Real Estate Trust	14,829
1,416	iSTAR Financial, Inc.	12,277
871	JBG SMITH Properties	37,061
682	Jones Lang LaSalle, Inc.	105,417
1,353	Kilroy Realty Corporation	104,059
914	Kite Realty Group Trust	14,432
918	Lamar Advertising Company	75,891
797	Lexington Realty Trust	7,229
789	Liberty Property Trust	39,166
254	Life Storage, Inc.	24,204
131	LTC Properties, Inc.	5,903
347	Mack-Cali Realty Corporation	8,078
2,237	Medical Properties Trust, Inc.	39,058
198	MGM Growth Properties LLC	6,387
1,344	Monmouth Real Estate Investment Corporation	18,467
201	National Health Investors, Inc.	15,161
1,003	National Storage Affiliates Trust	29,348
652	Office Properties Income Trust	17,695
1,281	Omega Healthcare Investors, Inc.	45,335
728	One Liberty Properties, Inc.	20,602
1,841	Outfront Media, Inc.	43,871
1,102	Paramount Group, Inc.	15,968
1,394	Pebblebrook Hotel Trust	45,389
2,007	Pennsylvania REIT	12,082
7,269	Physicians Realty Trust	131,278
444	Piedmont Office Realty Trust, Inc.	9,244
1,357	PotlatchDeltic Corporation	52,462
86	PS Business Parks, Inc.	13,211
1,075	QTS Realty Trust, Inc.	48,751
1,159	Rayonier, Inc. REIT	36,845
549	RE/MAX Holdings, Inc.	23,788
2,856	Realogy Holdings Corporation	37,185
579	Redfin Corporation[o]	11,974
272	Retail Opportunity Investments Corporation	4,774
3,251	Retail Properties of America, Inc.	39,955
928	RLJ Lodging Trust	17,084
129	RMR Group, Inc.	7,461
1,142	RPT Realty	13,852
484	Ryman Hospitality Properties	38,526
3,208	Sabra Health Care REIT, Inc.	62,748
204	Saul Centers, Inc.	10,883
1,650	SBA Communications Corporation[o]	336,155
4,045	Senior Housing Property Trust	32,481
460	Seritage Growth Properties	20,511
594	SITE Centers Corporation	7,865
854	Spirit Realty Capital, Inc.	34,553
1,324	St. Joe Company[o]	22,561
427	STAG Industrial, Inc.	12,289
1,083	Store Capital Corporation	36,086
2,301	Summit Hotel Properties, Inc.	26,715
1,048	Sunstone Hotel Investors, Inc.	15,091
788	Tanger Factory Outlet Centers, Inc.	14,231
457	Taubman Centers, Inc.	22,530
2,860	Terreno Realty Corporation	127,699
810	UMH Properties, Inc.	11,381
91	Universal Health Realty Income Trust	7,373
1,751	Urban Edge Properties	32,516
769	Urstadt Biddle Properties, Inc.	16,864
2,370	VICI Properties, Inc.	54,036
3,263	Washington Prime Group, Inc.	14,520
200	Washington REIT	5,648
1,054	Weingarten Realty Investors	30,503
251	Weyerhaeuser Company	6,727
315	Xenia Hotels & Resorts, Inc.	6,820

	Total	4,456,449

Utilities (0.1%)
1,500	Alliant Energy Corporation	70,845
1,093	Artesian Resources Corporation	39,654
55	Chesapeake Utilities Corporation	5,095
252	Clearwater Energy, Inc., Class C	3,999
1,250	CMS Energy Corporation	69,437
860	Consolidated Water Company, Ltd.	10,888
825	Entergy Corporation	79,942
2,667	Exelon Corporation	135,884
2,329	MDU Resources Group, Inc.	60,903
532	Middlesex Water Company	30,851
1,452	New Jersey Resources Corporation	72,716
1,021	NorthWestern Corporation	71,317
2,472	PNM Resources, Inc.	114,800
1,100	Public Service Enterprise Group, Inc.	65,615
946	Southwest Gas Holdings, Inc.	78,698
1,847	UGI Corporation	100,680
271	Unitil Corporation	15,423

	Total	1,026,747

	Total Common Stock (cost $96,700,257)	123,273,817

Contracts	Options Purchased (<0.1%)	Value
	FNMA Conventional 30-Yr. Pass Through Put Option
23	$99.73, expires 6/7/2019[c]	3,305

	Total Options Purchased (cost $31,641)	3,305

Shares	Collateral Held for Securities Loaned (0.4%)	Value
3,317,466	Thrivent Cash Management Trust	3,317,466

	Total Collateral Held for Securities Loaned (cost $3,317,466)	3,317,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares or Principal Amount	Short-Term Investments (14.7%)	Value
	Federal Home Loan Bank Discount Notes
200,000	2.390%, 5/15/2019[p,q]	$199,812
800,000	2.415%, 5/20/2019[p,q]	798,982
700,000	2.415%, 5/21/2019[p,q]	699,063
400,000	2.385%, 6/19/2019[p,q]	398,688
900,000	2.393%, 7/5/2019[p,q]	896,084
1,000,000	2.395%, 7/10/2019[p,q]	995,314
	Thrivent Core Short-Term Reserve Fund
13,110,196	2.690%	131,101,956
	U.S. Treasury Bills
500,000	2.455%, 5/23/2019[p]	499,280

	Total Short-Term Investments (cost $135,589,217)	135,589,179

	Total Investments (cost $936,833,187) 112.0%	$1,032,449,260

	Other Assets and Liabilities, Net (12.0%)	(110,749,527)

	Total Net Assets 100.0%	$921,699,733

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $48,012,473 or 5.2% of total net assets.

h	All or a portion of the security is on loan.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
k	All or a portion of the security is insured or guaranteed.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	All or a portion of the security was earmarked to cover written options.
n	Defaulted security. Interest is not being accrued.
o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of April 30, 2019:

Securities Lending Transactions

Common Stock	$1,541,724
Long-Term Fixed Income	1,388,540

Total lending	$2,930,264
Gross amount payable upon return of collateral for securities loaned	$3,317,466

Net amounts due to counterparty	$387,202

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Alabama (0.3%)
	Auburn University, AL General Fee Rev. Refg.
$1,000,000	5.000%, 6/1/2032, Ser. A	$1,155,980
1,250,000	5.000%, 6/1/2033, Ser. A	1,442,675
	UAB Medicine Finance Auth. Rev.
2,000,000	5.000%, 9/1/2041, Ser. B2	2,282,500

	Total	4,881,155

Arizona (1.3%)
	Arizona Board of Regents State University System Rev. Green Bonds
1,000,000	5.000%, 7/1/2042, Ser. B	1,157,370
	Arizona Board of Regents State University System Rev. Refg.
750,000	5.000%, 7/1/2042, Ser. B	879,232
	Arizona State Industrial Development Auth. Education Rev. (Doral Academy of Nevada - Fire Mesa and Red Rock Campus)
800,000	5.000%, 7/15/2039, Ser. Aa	855,432
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Ab	1,609,335
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,717,457
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,099,390
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,357,224
750,000	5.000%, 6/1/2037, Ser. A	858,548
320,000	5.000%, 6/1/2038, Ser. A	364,845
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. Ab	3,187,847
2,000,000	5.000%, 7/1/2047, Ser. A, AMT	2,287,800
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,549,818
	Student & Academic Services, LLC Northern AZ Capital Fac. Lease Rev. (BAM Insured)
750,000	5.000%, 6/1/2039[c]	836,355
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036	565,830

	Total	19,326,483

Arkansas (0.4%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
560,000	4.000%, 11/1/2027, Ser. 2011	560,000
	University of Arkansas Rev. Refg.
900,000	5.000%, 11/1/2037, Ser. A	1,049,436
1,300,000	5.000%, 11/1/2046, Ser. A	1,504,633
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	746,655
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,277,726
825,000	5.000%, 11/1/2041, Ser. A	927,845

	Total	6,066,295

California (10.5%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,552,020
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031 California Department of Water Resources Rev. Refg. (Central Valley)	7,212,800
1,500,000	5.000%, 12/1/2031, Ser. AX	1,870,230
1,000,000	5.000%, 12/1/2032, Ser. AX	1,240,900
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,344,560
8,300,000	5.000%, 5/1/2045, Ser. U-6	11,440,720
	California Health Fac. Financing Auth. Rev.
1,750,000	5.000%, 8/15/2055, Ser. B	1,959,982
6,225,000	5.000%, 11/15/2056, Ser. A	7,052,303
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Ab,c	6,026,550
	California Kindergarten - University Public Education Fac. G.O.
4,735,000	2.110%, 5/1/2034, Ser. A4[d]	4,735,000
	California Municipal Finance Auth. Refg. Rev. (Biola University)
2,000,000	5.000%, 10/1/2042	2,156,280
	California Municipal Finance Auth. Refg. Rev. (California Lutheran University)
275,000	5.000%, 10/1/2025	321,131
300,000	5.000%, 10/1/2026	354,936
	California Municipal Finance Auth. Rev. (LINXS APM)
5,135,000	5.000%, 12/31/2043, Ser. A, AMT	5,862,475
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	3,570,205
10,000	5.250%, 4/1/2029	10,029
7,500,000	5.000%, 4/1/2032	9,810,525
500,000	5.000%, 4/1/2049	598,795
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,017,276
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Cb	5,403,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
California (10.5%) - continued
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
$420,000	5.800%, 2/1/2022, Ser. Ac	$465,898
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,274,080
	Los Angeles, CA Department of Water & Power Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,883,400
	Los Angeles, CA Department of Water & Power Rev. Refg.
485,000	2.090%, 7/1/2035[d]	485,000
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA/FHLMC Collateralized)
1,645,000	7.600%, 5/1/2023, Ser. Ab,c	1,836,873
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
585,000	7.500%, 5/1/2023, Ser. Ab,c	652,029
10,000,000	San Diego Unified School District G.O. Zero Coupon, 7/1/2033, Ser. Ab,e	11,975,400
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,554,760
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,664,388
5,700,000	5.000%, 5/1/2047, Ser. B	6,616,503
	San Jose, CA Redevelopment Agency Successor Agency Tax Allocation Refg.
6,000,000	5.000%, 8/1/2035, Ser. A	7,155,000
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C University of California Limited Rev. Refg.	4,427,250
8,000,000	5.000%, 5/15/2032, Ser. I	9,355,520

	Total	156,886,518

Colorado (4.3%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	501,155
200,000	5.000%, 6/1/2021	211,222
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,002,110
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,016,170
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
600,000	5.000%, 4/1/2038	689,298
475,000	5.000%, 4/1/2048	538,878
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,473,360
	Colorado Health Fac. Auth. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,277,323
500,000	5.625%, 6/1/2043	550,895
	Colorado High Performance Transportation Enterprise Rev.
6,300,000	5.000%, 12/31/2047	6,835,311
	Colorado School of Mines Institutional Enterprise Rev.
1,740,000	5.000%, 12/1/2047, Ser. A	2,002,218
	Colorado State Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
500,000	5.000%, 5/15/2030, Ser. A	583,730
385,000	5.000%, 5/15/2031, Ser. A	445,418
300,000	5.000%, 5/15/2032, Ser. A	346,137
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,228,000
	Denver, CO Health and Hospital Auth. Healthcare Rev. Refg.
1,500,000	5.000%, 12/1/2034, Ser. Aa	1,710,285
	Eagle County, CO Air Terminal Corporation Rev. (Airport Terminal)
1,000,000	5.000%, 5/1/2041, Ser. B, AMT	1,115,060
	Larimer Weld & Boulder County, CO G.O. (Thompson School District)
1,500,000	5.000%, 12/15/2034	1,846,815
3,000,000	5.000%, 12/15/2035	3,681,420
	Park Creek, CO Metropolitan District Rev.
3,000,000	5.000%, 12/1/2041, Ser. A	3,310,890
2,250,000	5.000%, 12/1/2046, Ser. A	2,474,775
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,340,170
1,000,000	5.000%, 12/1/2024	1,143,610
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021[a]	1,055,910
500,000	5.000%, 12/1/2022[a]	534,925
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	10,476,671
3,250,000	5.000%, 6/1/2033, Ser. Ab	3,768,147
3,000,000	5.000%, 6/1/2034, Ser. Ab	3,478,290

	Total	64,638,193

Connecticut (0.2%)
	Connecticut State Health & Educational Fac. Auth. Rev. Refg. (Sacred Heart University)
600,000	5.000%, 7/1/2042, Ser. I-1	682,134

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Connecticut (0.2%) - continued
	University of Connecticut Rev.
$1,500,000	5.000%, 11/1/2036, Ser. Af	$1,784,100

	Total	2,466,234

Delaware (0.1%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
870,000	5.000%, 7/1/2040, Ser. A	955,799
500,000	5.000%, 7/1/2048, Ser. A	545,335

	Total	1,501,134

District of Columbia (1.5%)
	District of Columbia Water & Sewer Auth. Public Utility Rev.
13,715,000	5.000%, 10/1/2049, Ser. A	16,148,727
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,566,760

	Total	22,715,487

Florida (4.5%)
	Broward County, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,221,066
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	653,775
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	770,721
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,176,920
1,500,000	5.000%, 10/1/2031, Ser. B	1,761,435
	CityPlace Community Development District Special Assessment and Rev.
2,000,000	5.000%, 5/1/2026	2,256,660
	Florida State Higher Educational Fac. Financial Auth. Educational Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,979,723
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,166,430
840,000	5.000%, 10/1/2031, Ser. B	977,550
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,117,546
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	779,409
	Jacksonville, FL Port Auth. Rev. Refg.
2,545,000	5.000%, 11/1/2038, Ser. A, AMT	2,738,395
	Lee Memorial Health System Rev. Refg.
1,000,000	5.000%, 4/1/2044, Ser. A-1	1,161,550
	Miame-Dade County, FL Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,601,760
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,643,400
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,083,096
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Ab	3,740,076
4,095,000	5.000%, 7/1/2035, Ser. Cb	4,251,920
	Palm Beach County Health Fac. Auth. Rev. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2045, Ser. A	2,235,700
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,164,010
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,605,160
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Ab	6,821,964
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. B	5,592,150

	Total	67,500,416

Georgia (1.1%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,066,160
500,000	5.000%, 1/1/2034, Ser. C, AMT	532,415
500,000	5.000%, 1/1/2037, Ser. C, AMT	530,820
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,599,449
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,906,775
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
290,000	6.100%, 10/1/2019[b,c]	295,330
	Fulton County, GA Development Auth. Rev. (Georgia Institute of Technology)
1,400,000	5.000%, 6/15/2044	1,678,376
	Main Street Natural Gas, Inc. Rev.
1,750,000	5.000%, 5/15/2028, Ser. A	2,065,665
1,920,000	5.000%, 5/15/2033, Ser. A	2,247,302
1,900,000	5.000%, 5/15/2034, Ser. A	2,215,856
	Municipal Electric Auth. of Georgia Rev. Refg.
610,000	5.000%, 1/1/2035, Ser. A	671,500

	Total	15,809,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Guam (<0.1%)
	Guam Port Auth. Rev.
$250,000	5.000%, 7/1/2048, Ser. A	$281,820

	Total	281,820

Hawaii (1.6%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,153,939
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,099,090
5,395,000	5.250%, 11/15/2037	5,922,092
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,759,536
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,236,940
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	407,985
	Honolulu, HI City & County Wastewater System Rev. Refg.
4,505,000	5.000%, 7/1/2036, Ser. B	5,251,343

	Total	23,830,925

Illinois (7.6%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	11,005,239
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,279,800
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,253,952
	Chicago, IL O’Hare International Airport Rev.
1,000,000	5.000%, 1/1/2047, Ser. D, AMT	1,124,190
1,000,000	5.000%, 1/1/2047, Ser. G, AMT	1,124,190
	Chicago, IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,384,236
5,000,000	5.000%, 1/1/2048, Ser. B	5,848,800
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
1,750,000	5.000%, 12/1/2043, Ser. A-1	1,757,857
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Ab	4,406,746
1,000,000	5.000%, 10/1/2041	1,136,560
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,154,400
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
20,000	5.000%, 3/1/2034[b]	21,822
3,510,000	5.000%, 3/1/2034	3,778,760
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,602,040
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
1,750,000	5.000%, 8/1/2042, Ser. A	1,924,668
2,100,000	5.000%, 8/1/2047, Ser. A	2,308,005
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
500,000	5.000%, 2/15/2032, Ser. A	563,090
2,885,000	5.000%, 2/15/2037	3,200,359
1,000,000	5.000%, 2/15/2047, Ser. A	1,091,990
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,570,640
7,000,000	5.000%, 6/1/2024	7,598,780
5,000,000	5.000%, 3/1/2027	5,221,400
1,500,000	5.500%, 7/1/2033	1,598,805
1,750,000	5.500%, 7/1/2038	1,850,590
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,585,950
	Illinois State Toll Highway Auth. Senior Rev.
5,000,000	5.000%, 1/1/2031, Ser. A	6,069,750
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	17,138,644
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,679,919
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,700,460
	Metropolitan Pier and Exposition Auth., IL Rev. (McCormick Place Expansion) (NATL-RE Insured)
10,100,000	Zero Coupon, 6/15/2035, Ser. Ac	5,465,514
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Be	1,189,020
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[c]	923,478
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
1,110,000	6.700%, 11/1/2021, Ser. Ac	1,189,021

	Total	113,748,675

Indiana (1.1%)
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. Ab	2,003,995
4,155,000	5.000%, 1/1/2042, Ser. Ab	4,457,858
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	2,916,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Indiana (1.1%) - continued
$4,965,000	5.000%, 4/1/2042, Ser. A	$5,062,264
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,758,270

	Total	16,198,906

Iowa (1.9%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
4,430,000	5.000%, 6/15/2032	5,101,588
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,294,772
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
4,000,000	5.000%, 5/15/2041, Ser. A	4,228,320
1,500,000	5.000%, 5/15/2043, Ser. A	1,596,105
	Iowa Finance Auth. Rev. (Northcrest Inc.)
1,500,000	5.000%, 3/1/2048, Ser. A	1,568,085
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,682,497
3,000,000	5.000%, 8/1/2042	3,526,320
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,378,428

	Total	28,376,115

Kansas (1.0%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,655,831
	Kansas Turnpike Auth. Rev. Refg.
1,000,000	5.000%, 9/1/2037, Ser. A	1,226,700
750,000	5.000%, 9/1/2038, Ser. A	917,287
	Lenexa, KS Health Care Fac. Rev. Refg. (Lakeview Village, Inc.)
2,750,000	5.000%, 5/15/2039, Ser. A	2,954,628
	University of Kansas Hospital Auth. Refg. Rev.
4,635,000	5.000%, 3/1/2047, Ser. A	5,286,403

	Total	14,040,849

Kentucky (1.1%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. Ab	6,175,588
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. Ab	5,515,800
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ac	850,687
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,764,790

	Total	16,306,865

Louisiana (2.8%)
	Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,499,300
	East Baton Rouge, LA Industrial Development Board Rev. (ExxonMobil)
235,000	2.310%, 8/1/2035, Ser. Ad	235,000
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	415,402
1,520,000	5.000%, 11/1/2031	1,666,437
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,381,327
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. Bb	5,167,500
7,000,000	5.000%, 5/1/2045, Ser. Bb	7,234,500
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,540,012
800,000	5.000%, 9/1/2031[c]	906,896
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,754,525
750,000	5.000%, 1/1/2048, Ser. B, AMT	839,662
	New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	881,587
850,000	5.000%, 12/1/2027	994,050
350,000	5.000%, 12/1/2029	405,818
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,489,365
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,630,440
525,000	5.000%, 4/1/2033, Ser. B, AMT	567,263
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev. (AGM Insured)
1,500,000	5.000%, 4/1/2043, Ser. B, AMT[c]	1,731,015
	St. Tammany Parish LA Utilities Rev.
2,000,000	5.500%, 8/1/2035, Ser. Bb	2,094,360

	Total	41,434,459

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,112,830

	Total	1,112,830

Massachusetts (4.8%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,115,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Massachusetts (4.8%) - continued
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
$6,500,000	5.000%, 12/1/2046, Ser. N	$7,408,245
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	821,903
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,277,470
	Massachusetts G.O.
11,125,000	5.000%, 9/1/2048, Ser. E	13,126,721
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,757,609
	Massachusetts Health & Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,961,572
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,949,890
	University of Massachusetts Building Auth. Rev. Refg.
2,750,000	5.000%, 5/1/2038, Ser. 2019-1[f]	3,346,448

	Total	70,765,608

Michigan (2.7%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
445,000	5.700%, 4/1/2020	459,498
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,010,650
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	747,721
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,130,478
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,436,500
	Kalamazoo Hospital Finance Auth. Rev. (Bronson Methodist Hospital) (AGM Insured)
2,210,000	5.250%, 5/15/2036[b,c]	2,290,223
1,790,000	5.250%, 5/15/2036[c]	1,840,926
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044, Ser. A	6,675,360
	Michigan Strategic Rev.
7,775,000	5.000%, 12/31/2043, AMT	8,900,354
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
2,280,000	5.000%, 5/1/2019[c]	2,280,000

	Total	39,771,710

Minnesota (3.2%)
	Apple Valley, MN Senior Housing Rev. Refg. (PHS Apple Valley Senior Housing, Inc. - Orchard Path)
500,000	5.000%, 9/1/2043	531,600
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	279,672
500,000	5.000%, 2/1/2034	553,470
750,000	5.000%, 2/1/2039	819,818
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	353,457
	Minneapolis, MN Student Housing Rev. (Riverton Community Housing)
500,000	5.000%, 8/1/2053[a]	519,985
	Minnesota Higher Education Fac. Auth. Rev. (Augsburg College)
2,500,000	5.000%, 5/1/2046, Ser. A	2,668,550
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,599,712
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,837,350
	Minnesota Higher Education Fac. Auth. Rev. Refg. (Gustavus Adolphus College)
4,250,000	5.000%, 10/1/2047	4,812,742
	Minnesota Higher Education Fac. Auth. Rev. Refg. (St. Catherine University)
1,015,000	5.000%, 10/1/2045, Ser. A	1,144,220
	Minnesota Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	230,056
150,000	5.000%, 10/1/2030	172,043
200,000	5.000%, 10/1/2032	228,194
175,000	5.000%, 10/1/2033	199,729
1,500,000	5.000%, 10/1/2047	1,725,720
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,293,920
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,043,570
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
125,000	5.125%, 5/1/2030, Ser. A	129,014
1,915,000	5.125%, 5/1/2030, Ser. Ab	1,980,550
1,000,000	5.000%, 5/1/2046, Ser. A	1,137,410
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,725,757
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,953,483
	St. Paul, MN Housing & Redevelopment Auth. Rev. Refg. (Rossy & Richard Shaller Family Sholom East Campus)
1,000,000	5.000%, 10/1/2043	1,027,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Minnesota (3.2%) - continued
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
$1,655,000	5.000%, 8/1/2030, Ser. B	$1,768,219
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,124,280
1,000,000	5.000%, 1/1/2034, Ser. A	1,123,120
300,000	5.000%, 1/1/2035, Ser. A	336,642
1,000,000	5.000%, 1/1/2040, Ser. A	1,117,010
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	516,865

	Total	47,953,988

Mississippi (0.4%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,864,905
	Mississippi Development Bank G.O. (Desoto County Highway Construction)
3,180,000	5.000%, 1/1/2030	3,478,952

	Total	5,343,857

Missouri (0.3%)
	Missouri State Health and Educational Fac. Auth. Rev. (Lake Regional Health System)
925,000	5.000%, 2/15/2022	993,811
1,680,000	5.000%, 2/15/2034	1,769,897
	St. Louis, MO Airport Rev. (AGM Insured)
1,000,000	5.000%, 7/1/2047, Ser. Cc	1,157,220
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,080,840

	Total	5,001,768

Montana (0.1%)
	Missoula, MT Water Systems Rev.
830,000	5.000%, 7/1/2038, Ser. A	990,240
800,000	5.000%, 7/1/2039, Ser. A	951,296

	Total	1,941,536

Nebraska (2.1%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Children’s Hospital Obligated Group)
2,105,000	5.000%, 11/15/2047	2,385,239
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,733,225
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,426,429
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,170,624
	Omaha, NE Public Power District Electric Rev. Refg.
8,275,000	5.000%, 2/1/2042, Ser. A	9,735,620
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,542,394
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,076,370
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,324,835

	Total	31,394,736

Nevada (0.4%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
1,500,000	5.000%, 9/1/2042, Ser. A	1,658,910
3,250,000	5.000%, 9/1/2047, Ser. A	3,586,765
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
500,000	5.000%, 12/15/2048, Ser. Aa	519,660

	Total	5,765,335

New Jersey (1.5%)
	New Jersey Economic Development Auth. Rev.
4,350,000	5.000%, 6/15/2042, Ser. D	4,715,009
	New Jersey Transportation Trust Fund Auth. Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,579,110
1,000,000	5.250%, 6/15/2033, Ser. AA	1,104,760
1,645,000	5.250%, 6/15/2034, Ser. AA	1,811,161
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,764,516
	Tobacco Settlement Financing Corporation Rev. Refg.
8,275,000	5.250%, 6/1/2046, Ser. A	9,256,332

	Total	22,230,888

New York (7.8%)
Buffalo & Erie County, NY Industrial Land Development Corporation Rev.
1,500,000	5.000%, 8/1/2047, Ser. A	1,587,420
	Hudson, NY Yards Infrastructure Corporation Rev. Refg.
2,000,000	5.000%, 2/15/2042, Ser. A	2,331,080
	Metropolitan Transportation Auth. NY Rev. Refg.
2,190,000	5.000%, 11/15/2035	2,618,846
	Monroe County Industrial Development Corporation Rev. Refg. (University of Rochester)
1,000,000	5.000%, 7/1/2030, Ser. D	1,217,220
800,000	5.000%, 7/1/2031, Ser. D	963,784
1,550,000	5.000%, 7/1/2031, Ser. C	1,867,331
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,000,000	5.000%, 6/15/2037, Ser. DD-1	9,622,560
3,250,000	5.375%, 6/15/2043, Ser. EE	3,430,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
New York (7.8%) - continued
	New York City Transitional Finance Auth. Future Tax Secured Rev.
$15,000,000	5.000%, 11/1/2033, Ser. D-1	$16,156,350
19,000,000	5.000%, 2/1/2043, Ser. A	22,057,670
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,000,000	5.000%, 3/15/2039, Ser. C	5,633,000
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,767,175
	New York State Liberty Development Corporation Rev.
10,000,000	5.250%, 12/15/2043	10,875,300
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
775,000	5.000%, 1/1/2036, AMT	895,668
	New York, NY G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,190,662
855,000	2.310%, 3/1/2042, Ser. Fd	855,000
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, Ser. 178, AMT	1,283,276
2,500,000	5.000%, 9/1/2035	2,857,625
2,500,000	5.000%, 9/1/2036	2,854,125
5,000,000	5.000%, 9/1/2039	5,693,450
	Port Auth. of New York & New Jersey Rev. Refg.
5,000,000	5.000%, 9/15/2034, Ser. 207, AMT	5,929,100
1,715,000	5.000%, 9/15/2048, Ser. 207, AMT	1,982,351
	Triborough NY Bridge & Tunnel Auth. Rev.
2,550,000	5.000%, 11/15/2037, Ser. 2008B-3	2,964,911
1,000,000	5.250%, 11/15/2045, Ser. A	1,158,130

	Total	116,792,572

North Carolina (1.2%)
	Appalachian State University Rev.
2,510,000	5.000%, 5/1/2044	2,906,354
	Charlotte, NC, Rev. (Charlotte Douglas International Airport)
1,500,000	5.000%, 7/1/2042, Ser. A	1,754,865
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
2,870,000	5.000%, 6/1/2038	3,203,839
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,073,660
1,000,000	5.000%, 4/1/2033	1,072,510
	North Carolina Eastern Municipal Power Agency Power System Rev.
1,475,000	6.000%, 1/1/2026, Ser. Ab	1,644,787
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	927,349
360,000	5.000%, 1/1/2030, Ser. A	360,893
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,039,745

	Total	17,984,002

North Dakota (0.7%)
	Grand Forks, ND Altru Health System Rev.
3,890,000	5.000%, 12/1/2042, Ser. A	4,388,854
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,607,603
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
3,775,000	5.000%, 4/1/2048, Ser. A	4,314,070

	Total	10,310,527

Ohio (5.2%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,130,850
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,206,370
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
14,500,000	5.125%, 6/1/2024, Ser. A-2	13,618,545
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,145,920
	Kent State University General Receipts Rev.
2,000,000	5.000%, 5/1/2029	2,376,520
1,500,000	5.000%, 5/1/2037, Ser. A	1,617,465
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,440,403
1,750,000	5.500%, 8/15/2030	1,852,568
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,702,832
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
750,000	6.500%, 10/1/2020, Ser. B	779,138
2,745,000	5.000%, 12/1/2028	3,154,746
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,895,064
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,467,285
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
3,235,000	5.250%, 7/1/2044[b]	3,368,249
1,505,000	5.250%, 7/1/2044	1,561,242
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
2,400,000	5.000%, 3/1/2034	2,642,568
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,375,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Ohio (5.2%) - continued
	Ohio State Turnpike Commission Rev.
$8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[e]	$9,058,404
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ac	12,064,700
	Toledo, OH Water System Rev. and Improvements
2,455,000	5.000%, 11/15/2036	2,861,082
	Toledo, OH Water System Rev. Refg. and Improvements
2,500,000	5.000%, 11/15/2038	2,748,275

	Total	78,067,326

Oklahoma (2.0%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,786,170
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,336,240
	Oklahoma Development Finance Auth. Health System Rev. (OU Medicine)
4,275,000	5.250%, 8/15/2048, Ser. B	4,850,885
	Oklahoma State Water Resources Board Loan Program Rev.
2,005,000	5.000%, 10/1/2040, Ser. A	2,332,537
	Oklahoma Turnpike Auth. Rev.
500,000	5.000%, 1/1/2028, Ser. A	525,965
2,500,000	5.000%, 1/1/2042, Ser. A	2,858,050
5,665,000	5.000%, 1/1/2047, Ser. C	6,556,331

	Total	29,246,178

Oregon (1.0%)
	Clackamas County, OR School District
3,500,000	5.000%, 6/15/2049, Ser. B	4,138,470
	Multnomah & Clackamas Counties School District G.O.
520,000	Zero Coupon, 6/15/2035, Ser. A	303,508
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,177,192
4,750,000	5.000%, 7/1/2044, Ser. 25B, AMT	5,600,915
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	4,033,100

	Total	15,253,185

Pennsylvania (2.3%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
2,100,000	5.625%, 8/15/2039	2,120,160
	Berks County, PA Industrial Development Auth. Healthcare Fac. Rev. Refg. (Highlands at Wyomissing)
460,000	5.000%, 5/15/2043	501,092
410,000	5.000%, 5/15/2048	445,596
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
1,350,000	5.000%, 1/1/2038	1,451,101
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,116,601
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,396,120
4,950,000	5.000%, 12/1/2046, Ser. A-1	5,610,726
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cc	13,065,660

	Total	33,707,056

South Carolina (1.2%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
425,000	5.000%, 3/1/2025, Ser. B	501,908
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,001,011
	Greenwood County, SC Hospital Fac. Rev. Refg. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,216,253
2,890,000	5.000%, 10/1/2031, Ser. B	3,113,628
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,291,760
	South Carolina Jobs Economic Development Auth. Refg. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2047, Ser. C	2,232,420

	Total	18,356,980

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,140,350
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023[b]	1,043,750
820,000	5.000%, 9/1/2025[b]	855,875
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,270,913

	Total	4,310,888

Tennessee (0.2%)
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	573,655
450,000	5.000%, 11/1/2032	515,534
1,275,000	5.000%, 11/1/2034	1,452,174
250,000	5.000%, 11/1/2036	283,635

	Total	2,824,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Texas (8.7%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
$1,000,000	5.000%, 8/15/2042	$1,052,460
2,000,000	6.000%, 8/15/2043	2,240,420
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ac	1,159,850
4,605,000	5.000%, 8/15/2039[c]	5,115,096
2,000,000	5.000%, 8/15/2046, Ser. Ac	2,285,780
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ab	4,281,920
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,509,320
	Harris County, TX Cultural Education Fac. Finance Corporation Rev. Refg. (Brazos Presbyterian Homes)
2,000,000	5.000%, 1/1/2037	2,160,960
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Ab,c	14,061,500
	Lake Travis Independent School District G.O. Refg. (PSF-GTD Insured)
1,000,000	5.000%, 2/15/2031[c]	1,200,480
	Lower Colorado River, TX Auth. Rev. Refg. (LCRA Transmission Services Corporation)
1,000,000	5.000%, 5/15/2044	1,149,870
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,069,950
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,322,450
2,000,000	5.250%, 2/1/2029[c]	2,564,260
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,714,335
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Db	16,122,450
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,347,900
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	4,114,650
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,412,021
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,130,000	5.000%, 6/1/2046	2,328,324
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	9,348,964
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Ab	2,126,080
	Socorro, TX Independent School District G.O. (PSF-GTD Insured)
75,000	5.000%, 8/15/2034[c]	77,980
1,925,000	5.000%, 8/15/2034[b,c]	2,007,698
	Southwest TX Higher Education Auth. Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041[b]	1,780,223
	Southwest TX Higher Education Auth. Rev. Refg. (Southern Methodist University)
600,000	5.000%, 10/1/2039	704,298
600,000	5.000%, 10/1/2040	702,942
700,000	5.000%, 10/1/2041	818,349
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	2,965,934
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGC Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,263,437
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,021,420
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,010,610
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
765,000	5.000%, 10/1/2044, Ser. A-1	815,329
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,739,933

	Total	129,597,193

Utah (2.1%)
	Jordan Valley, UT Water Conservancy District Rev.
3,420,000	5.000%, 10/1/2044, Ser. A	4,073,357
3,000,000	5.000%, 10/1/2049, Ser. A	3,553,080
	Orem, UT G.O.
6,880,000	5.000%, 12/1/2046	8,188,163
	Salt Lake City, UT Airport Rev.
1,000,000	5.000%, 7/1/2042, Ser. A, AMT	1,145,430
1,000,000	5.250%, 7/1/2048, Ser. A, AMT	1,183,180
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027[b]	6,124,200
	Utah Charter School Finance Auth. Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,036,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Utah (2.1%) - continued
	Utah Charter School Finance Auth. Rev. (Utah Charter Academies)
$800,000	5.000%, 10/15/2048	$902,296
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
3,175,000	5.000%, 5/15/2043	3,352,736
1,610,000	5.000%, 5/15/2045, Ser. A	1,782,270

	Total	31,340,962

Vermont (0.3%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
3,000,000	5.000%, 12/1/2035, Ser. A	3,463,620
1,000,000	5.000%, 12/1/2036, Ser. A	1,151,240

	Total	4,614,860

Virginia (3.1%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. Cb	1,001,210
2,405,000	5.000%, 5/15/2044, Ser. A	2,663,513
	Fairfax County, VA Industrial Development Auth. Health Care Rev. Refg. (Inova Health System)
675,000	5.250%, 8/15/2019	681,926
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[b]	10,686,700
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,829,779
1,800,000	5.500%, 1/1/2042, AMT	1,943,838
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
610,000	5.000%, 12/31/2047, AMT	669,896
6,575,000	5.000%, 12/31/2049, AMT	7,206,003
10,610,000	5.000%, 12/31/2052, AMT	11,596,942

	Total	46,279,807

Washington (3.1%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	925,013
	FYI Properties Rev. Refg. (Washington DIS)
5,000,000	5.000%, 6/1/2038	5,918,900
	Kalispel Tribe of Indians Priority Distribution WA Rev.
750,000	5.250%, 1/1/2038, Ser. Aa	814,027
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,492,440
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	671,702
1,000,000	5.000%, 6/1/2020, AMT	1,034,080
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,140,960
	Snohomish County, WA Housing Auth. Rev.
3,005,000	5.000%, 4/1/2041	3,526,488
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	2,771,370
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,154,650
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,000,000	5.625%, 10/1/2040[b]	1,016,220
	Washington State Housing Finance Commission Refg. (Hearthstone)
825,000	5.000%, 7/1/2038, Ser. Aa	859,427
	Washington State Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,586,434
5,310,000	5.000%, 8/1/2042, Ser. A	6,220,081

	Total	46,131,792

Wisconsin (2.9%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,293,070
	Public Finance Auth. Rev. (Denver International Airport Great Hall)
2,500,000	5.000%, 9/30/2049, AMT	2,782,250
	Public Finance Auth. Rev. Refg. (WakeMed Hospital)
2,000,000	5.000%, 10/1/2044, Ser. A	2,316,760
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
1,750,000	5.125%, 10/1/2048	1,817,200
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,433,591
1,195,000	5.000%, 12/15/2039	1,323,690
2,500,000	5.000%, 12/15/2044	2,743,400
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,612,826
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
870,000	5.000%, 6/1/2037	914,683
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,167,040
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
2,000,000	5.000%, 2/15/2047, Ser. C	2,218,100

	Total	42,622,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Wyoming (0.1%)
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
$1,310,000	5.750%, 10/1/2020	$1,344,545

	Total	1,344,545

	Total Long-Term Fixed Income (cost $1,400,713,845)	1,476,077,914

Principal Amount	Short-Term Investments (<0.1%)[g]	Value
	Federal Home Loan Bank Discount Notes
300,000	2.415%, 5/21/2019[h]	299,598

	Total Short-Term Investments (cost $299,598)	299,598

	Total Investments (cost $1,401,013,443) 99.1%	$1,476,377,512

	Other Assets and Liabilities, Net 0.9%	12,798,693

	Total Net Assets 100.0%	$1,489,176,205

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $6,869,651 or 0.5% of total net assets.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)[a]	Value
Basic Materials (1.9%)
	Arch Coal, Inc., Term Loan
$1,667,980	5.233%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$1,663,810
	Ball Metalpack Finco, LLC, Term Loan
267,975	6.983%, (LIBOR 1M + 4.500%), 7/31/2025[b]	267,640
	Big River Steel, LLC, Term Loan
1,024,400	7.601%, (LIBOR 3M + 5.000%), 8/23/2023[b]	1,030,802
	Chemours Company, Term Loan
1,296,900	4.240%, (LIBOR 1M + 1.750%), 4/3/2025[b]	1,290,415
	Contura Energy, Inc., Term Loan
2,725,500	7.484%, (LIBOR 1M + 5.000%), 11/9/2025[b,c]	2,722,093
	Hexion International Holdings BV, Term Loan
315,000	5.600%, (LIBOR 3M + 3.000%), 10/12/2020[b]	315,394
	Momentive Performance Materials USA, LLC, Term Loan
892,000	Zero Coupon, (LIBOR 3M + 3.250%), 4/18/2024[b,c,d,e]	893,115
	Peabody Energy Corporation, Term Loan
1,188,000	5.233%, (LIBOR 1M + 2.750%), 3/31/2025[b]	1,182,060
	Pixelle Specialty Solutions, LLC, Term Loan
1,157,100	8.483%, (LIBOR 1M + 6.000%), 10/31/2024[b]	1,128,173
	Starfruit US Holdco, LLC, Term Loan
920,000	5.729%, (LIBOR 1M + 3.250%), 10/1/2025[b]	915,980

	Total	11,409,482

Capital Goods (1.9%)
	Advanced Disposal Services, Inc., Term Loan
1,796,157	4.681%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,798,995
	GFL Environmental, Inc., Term Loan
2,883,848	5.483%, (LIBOR 1M + 3.000%), 5/31/2025[b]	2,857,260
	Natgasoline, LLC, Term Loan
1,157,100	6.125%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	1,161,439
	Navistar, Inc., Term Loan
1,920,688	5.990%, (LIBOR 1M + 3.500%), 11/6/2024[b]	1,919,727
	Sotera Health Holdings, LLC, Term Loan
1,143,499	5.483%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,133,493
	Vertiv Group Corporation, Term Loan
2,710,557	6.629%, (LIBOR 3M + 4.000%), 11/15/2023[b,c]	2,588,582

	Total	11,459,496

Communications Services (7.4%)
	Altice France SA, Term Loan
798,700	5.233%, (LIBOR 1M + 2.750%), 7/31/2025[b]	770,250
	CenturyLink, Inc., Term Loan
3,160,000	5.233%, (LIBOR 1M + 2.750%), 1/31/2025[b]	3,138,070
	Charter Communications Operating, LLC, Term Loan
1,881,187	4.490%, (LIBOR 1M + 2.000%), 4/30/2025[b]	1,884,517
	CommScope Inc., Term Loan
2,470,000	0.000%, (LIBOR 1M + 3.250%), 4/4/2026[b,d,e]	2,489,291
	CSC Holdings, LLC, Term Loan
1,465,100	4.723%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,457,569
2,895,000	5.473%, (LIBOR 1M + 3.000%), 4/15/2027[b]	2,901,485
	Entercom Media Corporation, Term Loan
1,427,291	5.229%, (LIBOR 1M + 2.750%), 11/17/2024[b]	1,423,980
	Frontier Communications Corporation, Term Loan
2,403,705	6.240%, (LIBOR 1M + 3.750%), 6/15/2024[b]	2,343,612
	Gray Television, Inc., Term Loan
1,925,175	4.977%, (LIBOR 1M + 2.500%), 1/2/2026[b]	1,928,063
	HCP Acquisition, LLC, Term Loan
1,639,937	5.483%, (LIBOR 1M + 3.000%), 5/16/2024[b]	1,632,082
	Intelsat Jackson Holdings SA, Term Loan
1,525,000	6.229%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,522,331
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.973%, (LIBOR 1M + 3.500%), 1/7/2022[b]	2,269,313
396,892	9.223%, (LIBOR 1M + 6.750%), 7/7/2023[b,c]	388,954
	Mediacom Illinois, LLC, Term Loan
876,150	4.180%, (LIBOR 1W + 1.750%), 2/15/2024[b]	871,112
	NEP Group, Inc., Term Loan
1,925,175	5.733%, (LIBOR 1M + 3.250%), 10/20/2025[b,d,e]	1,928,178
	SBA Senior Finance II, LLC, Term Loan
1,255,512	4.490%, (LIBOR 1M + 2.000%), 4/11/2025[b]	1,247,138
	Sprint Communications, Inc., Term Loan
3,224,200	5.000%, (LIBOR 1M + 2.500%), 2/3/2024[b]	3,128,280
2,059,838	5.500%, (LIBOR 1M + 3.000%), 2/3/2024[b]	2,026,365
	Syniverse Holdings, Inc., Term Loan
539,550	7.473%, (LIBOR 1M + 5.000%), 3/9/2023[b]	512,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)[a]	Value
Communications Services (7.4%) - continued
	TNS, Inc., Term Loan
$1,452,279	6.590%, (LIBOR 3M + 4.000%), 8/14/2022[b]	$1,439,571
	Unitymedia Finance, LLC, Term Loan
1,840,000	4.723%, (LIBOR 1M + 2.250%), 1/15/2026[b]	1,834,885
	Univision Communications, Inc., Term Loan
1,350,024	5.233%, (LIBOR 1M + 2.750%), 3/15/2024[b,d,e]	1,297,710
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.973%, (LIBOR 1M + 2.500%), 1/15/2026[b]	2,415,736
	WideOpenWest Finance, LLC, Term Loan
1,433,175	5.737%, (LIBOR 1M + 3.250%), 8/19/2023[b]	1,406,045
	Windstream Services, LLC, Term Loan
1,035,000	0.000%, (LIBOR 3M + 4.500%), 2/26/2021[b,d,e]	1,035,000
545,812	0.000%, (PRIME + 5.000%), 3/30/2021[b,f]	555,364

	Total	43,847,743

Consumer Cyclical (4.2%)
	Cengage Learning, Inc., Term Loan
2,178,337	6.727%, (LIBOR 1M + 4.250%), 6/7/2023[b]	2,096,650
	Eldorado Resorts, Inc., Term Loan
504,768	4.750%, (LIBOR 1M + 2.250%), 4/17/2024[b]	503,925
	Four Seasons Hotels, Ltd., Term Loan
1,476,124	4.483%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,475,592
	Golden Entertainment, Inc., Term Loan
2,533,125	5.480%, (LIBOR 1M + 3.000%), 10/20/2024[b]	2,533,125
	Golden Nugget, LLC, Term Loan
1,986,874	5.228%, (LIBOR 1M + 2.750%), 10/4/2023[b]	1,987,768
	KAR Auction Services, Inc., Term Loan
815,399	5.125%, (LIBOR 3M + 2.500%), 3/9/2023[b]	814,379
	Men’s Warehouse, Inc., Term Loan
1,188,995	5.752%, (LIBOR 1M + 3.250%), 4/9/2025[b]	1,145,894
	Mohegan Gaming and Entertainment, Term Loan
2,052,997	6.483%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,962,440
	Scientific Games International, Inc., Term Loan
4,910,350	5.233%, (LIBOR 1M + 2.750%), 8/14/2024[b]	4,895,324
	Staples, Inc., Term Loan
655,000	7.101%, (LIBOR 3M + 4.500%), 4/9/2024[b]	643,538
1,985,000	7.601%, (LIBOR 3M + 5.000%), 4/9/2026[b]	1,959,195
	Stars Group Holdings BV, Term Loan
2,724,792	6.101%, (LIBOR 3M + 3.500%), 7/10/2025[b]	2,736,045
	Tenneco, Inc., Term Loan
892,762	5.233%, (LIBOR 1M + 2.750%), 10/1/2025[b]	869,328
	Wyndham Hotels & Resorts, Inc., Term Loan
1,014,900	4.233%, (LIBOR 1M + 1.750%), 5/30/2025[b]	1,013,469

	Total	24,636,672

Consumer Non-Cyclical (5.9%)
	Air Medical Group Holdings, Inc., Term Loan
4,182,063	5.723%, (LIBOR 1M + 3.250%), 4/28/2022[b]	4,074,542
488,812	6.727%, (LIBOR 1M + 4.250%), 3/14/2025[b]	479,955
	Albertson’s, LLC, Term Loan
1,384,478	5.609%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,385,585
1,659,725	5.483%, (LIBOR 1M + 3.000%), 6/22/2023[b]	1,660,588
2,244,375	5.483%, (LIBOR 1M + 3.000%), 11/16/2025[b]	2,245,789
	Amneal Pharmaceuticals, LLC, Term Loan
1,662,050	6.000%, (LIBOR 1M + 3.500%), 5/4/2025[b]	1,664,543
	Bausch Health Companies, Inc., Term Loan
3,098,750	5.474%, (LIBOR 1M + 3.000%), 6/1/2025[b]	3,111,021
	Diamond BC BV, Term Loan
1,491,125	5.583%, (LIBOR 2M + 3.000%), 9/6/2024[b,c]	1,435,208
	Endo International plc, Term Loan
3,853,003	6.750%, (LIBOR 1M + 4.250%), 4/27/2024[b]	3,804,840
	Grifols Worldwide Operations USA, Inc., Term Loan
1,347,500	4.674%, (LIBOR 1W + 2.250%), 1/31/2025[b]	1,348,848
	JBS USA LUX SA, Term Loan
2,696,473	4.980%, (LIBOR 1M + 2.500%), 10/30/2022[b]	2,696,204
1,635,000	0.000%, (LIBOR 2M + 2.500%), 4/25/2026[b,d,e]	1,637,044
	Mallinckrodt International Finance SA, Term Loan
2,126,203	5.693%, (LIBOR 3M + 3.000%), 2/24/2025[b]	1,925,107
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,799,576	6.483%, (LIBOR 1M + 4.000%), 5/4/2022[b]	3,619,096
	Ortho-Clinical Diagnostics SA, Term Loan
1,793,400	5.733%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,758,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)[a]	Value
Consumer Non-Cyclical (5.9%) - continued
	Plantronics, Inc., Term Loan
$813,376	4.983%, (LIBOR 1M + 2.500%), 7/2/2025[b]	$809,650
	Revlon Consumer Products Corporation, Term Loan
1,357,915	6.129%, (LIBOR 3M + 3.500%), 9/7/2023[b]	1,052,384

	Total	34,708,689

Energy (2.4%)
	BCP Raptor II, LLC, Term Loan
460,000	7.365%, (LIBOR 3M + 4.750%), 12/19/2025[b]	444,907
	Calpine Corporation, Term Loan
1,491,752	5.110%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,492,960
	CONSOL Energy, Inc., Term Loan
1,160,000	0.000%, (LIBOR 3M + 2.500%), 9/28/2024[b,d,e]	1,152,750
	Consolidated Energy Finance SA, Term Loan
972,650	4.973%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	958,060
	Fieldwood Energy, LLC, Term Loan
1,160,000	7.733%, (LIBOR 1M + 5.250%), 4/11/2022[b]	1,115,537
	HFOTCO, LLC, Term Loan
2,679,750	5.240%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	2,673,051
	McDermott Technology (Americas), Inc., Term Loan
2,427,975	7.483%, (LIBOR 1M + 5.000%), 5/10/2025[b]	2,401,923
	Radiate Holdco, LLC, Term Loan
3,969,370	5.483%, (LIBOR 1M + 3.000%), 2/1/2024[b]	3,955,200

	Total	14,194,388

Financials (4.0%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,140,026	4.487%, (LIBOR 1M + 2.000%), 1/15/2025[b]	2,138,764
	Cyxtera DC Holdings, Inc., Term Loan
378,262	5.600%, (LIBOR 3M + 3.000%), 5/1/2024[b]	367,388
235,000	9.860%, (LIBOR 3M + 7.250%), 5/1/2025[b]	215,417
	Digicel International Finance, Ltd., Term Loan
2,547,677	5.880%, (LIBOR 3M + 3.250%), 5/27/2024[b]	2,276,986
	Genworth Holdings, Inc., Term Loan
450,450	6.987%, (LIBOR 1M + 4.500%), 3/7/2023[b]	453,828
	GGP Nimbus, LLC, Term Loan
2,701,425	4.979%, (LIBOR 1M + 2.500%), 8/24/2025[b]	2,641,318
	Grizzly Finco, Term Loan
1,920,350	5.850%, (LIBOR 3M + 3.250%), 10/1/2025[b]	1,926,476
	Harland Clarke Holdings Corporation, Term Loan
2,248,677	7.351%, (LIBOR 3M + 4.750%), 11/3/2023[b]	1,969,931
	Level 3 Parent, LLC, Term Loan
2,765,000	4.733%, (LIBOR 1M + 2.250%), 2/22/2024[b]	2,765,691
	MoneyGram International, Inc., Term Loan
1,141,809	5.733%, (LIBOR 1M + 3.250%), 3/27/2020[b]	1,086,351
	Sable International Finance, Ltd., Term Loan
4,180,907	5.733%, (LIBOR 1M + 3.250%), 1/31/2026[b]	4,196,083
	Trans Union, LLC, Term Loan
1,453,503	4.483%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,453,504
	Tronox Finance, LLC, Term Loan
2,235,654	5.483%, (LIBOR 1M + 3.000%), 9/22/2024[b]	2,239,857

	Total	23,731,594

Technology (1.7%)
	First Data Corporation, Term Loan
4,065,000	4.481%, (LIBOR 1M + 2.000%), 4/26/2024[b]	4,063,780
	Micron Technology, Inc., Term Loan
668,130	4.240%, (LIBOR 1M + 1.750%), 4/26/2022[b]	668,631
	Rackspace Hosting, Inc., Term Loan
4,044,159	5.738%, (LIBOR 2M + 3.000%), 11/3/2023[b]	3,822,135
	SS&C Technologies Holdings Europe SARL, Term Loan
563,026	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	563,099
	SS&C Technologies, Inc., Term Loan
787,638	4.733%, (LIBOR 1M + 2.250%), 4/16/2025[b]	787,741

	Total	9,905,386

Utilities (1.1%)
	Arctic LNG Carriers, Ltd., Term Loan
2,937,675	6.983%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,849,545
	Core and Main, LP, Term Loan
1,199,812	5.626%, (LIBOR 3M + 3.000%), 8/1/2024[b]	1,200,568
	EnergySolutions, LLC, Term Loan
888,287	6.351%, (LIBOR 3M + 3.750%), 5/11/2025[b]	834,990
	Talen Energy Supply, LLC, Term Loan
955,035	6.490%, (LIBOR 1M + 4.000%), 7/6/2023[b]	955,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Bank Loans (30.5%)[a]	Value
Utilities (1.1%) - continued
	TerraForm Power Operating, LLC, Term Loan
$806,830	4.483%, (LIBOR 1M + 2.000%), 11/8/2022[b,c]	$803,804

	Total	6,644,066

	Total Bank Loans (cost $182,476,195)	180,537,516

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Asset-Backed Securities (5.8%)
	Apidos CLO XXIV
1,400,000	4.042%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,g	1,381,982
	Assurant CLO III, Ltd.
1,350,000	3.822%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,g	1,340,693
	Babson CLO, Ltd.
1,350,000	5.492%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,g	1,318,835
	Benefit Street Partners CLO IV, Ltd.
850,000	4.342%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,g	849,992
	Business Jet Securities, LLC
1,042,008	4.447%, 6/15/2033, Ser. 2018-2, Class Ag	1,053,100
	Cent CLO, LP
1,750,000	4.880%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,g	1,747,314
	College Ave Student Loans, LLC
699,502	4.127%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1[b,g]	715,030
	Foundation Finance Trust
636,621	3.300%, 7/15/2033, Ser. 2017-1A, Class Ag	634,648
	Harley Marine Financing, LLC
1,312,875	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[g]	1,106,097
	Lehman XS Trust
410,709	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bh	376,196
	Lendmark Funding Trust
900,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ag	893,273
	Madison Park Funding XIV, Ltd.
1,250,000	3.992%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	1,237,843
	Myers Park CLO, Ltd.
1,275,000	3.992%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2[b,g]	1,259,125
	Octagon Investment Partners XX, Ltd.
850,000	6.248%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,g	850,232
	OHA Credit Funding 1, Ltd.
1,085,000	4.042%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,g]	1,071,586
	OZLM Funding II, Ltd.
2,170,000	4.083%, (LIBOR 3M + 1.500%), 7/30/2031, Ser. 2012-2A, Class A1BRb,g	2,156,540
	OZLM IX, Ltd.
2,000,000	4.142%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,g	2,004,616
	Palmer Square Loan Funding, Ltd.
850,000	4.949%, (LIBOR 3M + 2.250%), 4/20/2027, Ser. 2019-1A, Class Bb,g	849,975
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	4.092%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,g	2,166,065
	Preston Ridge Partners Mortgage Trust, LLC
166,716	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[g,h]	168,763
	Saxon Asset Securities Trust
154,806	4.342%, 8/25/2035, Ser. 2004-2, Class MF2	146,969
	Sound Point CLO X, Ltd.
1,150,000	5.292%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,g	1,126,362
	Sound Point CLO XXI, Ltd.
2,200,000	4.036%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,g	2,165,167
	Spirit Master Funding, LLC
1,636,906	4.360%, 12/20/2047, Ser. 2017-1A, Class Ag	1,669,304
	THL Credit Wind River CLO, Ltd.
1,150,000	5.447%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	1,125,821
3,350,000	4.042%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,g]	3,297,583
	Vericrest Opportunity Loan Transferee
1,300,000	4.704%, 8/25/2048, Ser. 2018-NPL5, Class A1Bg,h	1,309,668

	Total	34,022,779

Basic Materials (1.1%)
	Anglo American Capital plc
234,000	4.125%, 9/27/2022[g]	239,242
	BHP Billiton Finance USA, Ltd.
249,000	6.750%, 10/19/2075[b,g]	280,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Basic Materials (1.1%) - continued
	Braskem Finance, Ltd.
$200,000	6.450%, 2/3/2024	$218,750
	CF Industries, Inc.
645,000	3.450%, 6/1/2023	631,294
	E.I. du Pont de Nemours and Company
233,000	2.200%, 5/1/2020	232,303
	Element Solutions, Inc.
420,000	5.875%, 12/1/2025[g]	429,975
	First Quantum Minerals, Ltd.
760,000	7.500%, 4/1/2025[g]	734,350
	Kinross Gold Corporation
117,000	5.125%, 9/1/2021	120,918
	Novelis Corporation
730,000	5.875%, 9/30/2026[g]	741,862
	Olin Corporation
700,000	5.125%, 9/15/2027	709,625
	Packaging Corporation of America
193,000	2.450%, 12/15/2020	191,486
	Peabody Securities Finance Corporation
535,000	6.375%, 3/31/2025[g]	530,988
	Sherwin-Williams Company
232,000	2.250%, 5/15/2020	230,750
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[g]	201,760
	Trinseo Materials Operating SCA
615,000	5.375%, 9/1/2025[g]	598,088
	Vale Overseas, Ltd.
71,000	4.375%, 1/11/2022	72,487
	Xstrata Finance Canada, Ltd.
175,000	4.950%, 11/15/2021[g]	182,525

	Total	6,346,528

Capital Goods (1.9%)
	AECOM
775,000	5.875%, 10/15/2024	821,500
	Ardagh Packaging Finance plc
720,000	6.000%, 2/15/2025[g]	725,400
	Bombardier, Inc.
720,000	7.500%, 3/15/2025[g]	721,800
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[g]	861,267
	Caterpillar Financial Services Corporation
188,000	1.850%, 9/4/2020	186,134
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[g]	852,003
	Cintas Corporation No. 2
174,000	2.900%, 4/1/2022	174,090
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	185,472
	Covanta Holding Corporation
730,000	6.000%, 1/1/2027	742,775
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	689,351
	Crown Cork & Seal Company, Inc.
530,000	7.375%, 12/15/2026	593,600
	General Electric Company
430,000	5.000%, 1/21/2021[b,i]	407,025
	H&E Equipment Services, Inc.
675,000	5.625%, 9/1/2025	685,125
	L3 Technologies, Inc.
195,000	4.950%, 2/15/2021	200,866
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	159,596
	Owens-Brockway Glass Container, Inc.
835,000	5.000%, 1/15/2022[g]	854,831
	Reynolds Group Issuer, Inc.
750,000	5.125%, 7/15/2023[g]	760,883
	Rockwell Collins, Inc.
126,000	2.800%, 3/15/2022	125,689
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	59,844
	Textron Financial Corporation
500,000	4.419%, (LIBOR 3M + 1.735%), 2/15/2042[b,g]	405,000
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	885,353
	United Technologies Corporation
235,000	3.950%, 8/16/2025	245,315

	Total	11,342,919

Collateralized Mortgage Obligations (8.0%)
	Antler Mortgage Trust
1,050,000	4.458%, 6/27/2022, Ser. 2019-RTL1, Class A1[g]	1,052,018
2,300,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[g]	2,296,380
	Banc of America Alternative Loan Trust
602,372	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	572,282
	Banc of America Mortgage Securities, Inc.
210,038	4.348%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	203,921
	Bellemeade Re 2018-1, Ltd.
2,200,000	4.077%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,g	2,209,907
	Cascade Funding Mortgage Trust
695,732	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1[g]	698,751
	CHL Mortgage Pass-Through Trust
542,092	4.190%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	526,288
160,752	6.250%, 9/25/2036, Ser. 2006-13, Class 1A15	122,614
379,997	6.000%, 4/25/2037, Ser. 2007-3, Class A18	307,482
253,331	6.000%, 4/25/2037, Ser. 2007-3, Class A33	204,988
1,307,961	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,109,743
	CIM Trust
1,005,565	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,g]	1,038,697

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Collateralized Mortgage Obligations (8.0%) - continued
	COLT Mortgage Loan Trust
$135,254	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,g]	$134,756
	Countrywide Alternative Loan Trust
746,790	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	697,554
726,141	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	680,669
311,111	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	190,987
394,366	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	375,244
241,141	7.000%, 10/25/2037, Ser. 2007-24, Class A10	141,065
	Countrywide Home Loan Mortgage Pass Through Trust
366,315	4.052%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	328,269
	Credit Suisse First Boston Mortgage Securities Corporation
138,655	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	136,129
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,027,790	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	1,051,166
	Eagle Re, Ltd.
500,000	4.284%, (LIBOR 1M + 1.800%), 4/25/2029, Ser. 2019-1, Class M1Bb,g	500,413
	Federal Home Loan Mortgage Corporation - REMIC
2,458,644	3.000%, 7/15/2027, Ser. 4084, Class NIj	191,954
	Federal National Mortgage Association - REMIC
5,643,285	3.000%, 8/25/2027, Ser. 2012-95, Class HIj	402,630
2,214,847	2.500%, 1/25/2028, Ser. 2012-152, Class AIj	155,530
5,804,289	3.000%, 1/25/2028, Ser. 2012-147, Class EIj	432,596
9,890,317	3.000%, 3/25/2028, Ser. 2013-18, Class ILj	720,643
3,140,129	2.500%, 6/25/2028, Ser. 2013-87, Class IWj	224,151
	First Horizon Alternative Mortgage Securities Trust
391,622	4.266%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	385,042
	GMAC Mortgage Corporation Loan Trust
268,711	3.996%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	258,530
163,026	2.977%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,k]	182,433
101,432	4.125%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	95,225
	Greenpoint Mortgage Funding Trust
239,754	2.677%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	213,339
	Home Equity Asset Trust
1,205,664	3.797%, (LIBOR 1M + 1.320%), 8/25/2033, Ser. 2003-2, Class M1[b]	1,206,201
	IndyMac INDA Mortgage Loan Trust
659,158	3.900%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	646,785
	IndyMac INDX Mortgage Loan Trust
1,077,551	2.687%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	999,146
	J.P. Morgan Alternative Loan Trust
762,143	4.292%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	709,043
443,682	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	369,778
	J.P. Morgan Mortgage Trust
436,639	4.514%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	441,253
	Legacy Mortgage Asset Trust
1,452,988	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[g]	1,464,209
	Lehman Mortgage Trust
119,389	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	119,294
	Master Asset Securitization Trust
826,616	2.977%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	369,891
	Merrill Lynch Alternative Note Asset Trust
400,029	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	305,474
	Merrill Lynch Mortgage Investors Trust
771,494	3.978%, 6/25/2035, Ser. 2005-A5, Class M1[b]	779,491
	MortgageIT Trust
842,916	2.677%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	757,280
	Oak Hill Advisors Residential Loan Trust
521,543	3.125%, 6/25/2057, Ser. 2017-NPL1, Class A1[g,h]	521,070
	Preston Ridge Partners Mortgage Trust, LLC
1,500,000	3.967%, 4/25/2024, Ser. 2019-2A, Class A1[c,g,h]	1,499,999
	Preston Ridge Partners Mortgage, LLC
437,247	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[g,h]	441,321
	Pretium Mortgage Credit Partners, LLC
1,183,101	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[g,h]	1,187,172
	Radnor RE, Ltd.
1,000,000	3.877%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,g]	1,002,747

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Collateralized Mortgage Obligations (8.0%) - continued
	RCO 2017-INV1 Trust
$946,066	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,g	$933,321
	Renaissance Home Equity Loan Trust
1,372,705	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[h]	714,879
	Residential Accredit Loans, Inc. Trust
425,223	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	415,895
293,344	2.697%, (LIBOR 1M + 0.220%), 7/25/2036, Ser. 2006-QA5, Class 1A3[b]	186,749
747,624	3.027%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	583,917
331,924	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	308,992
483,251	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	446,178
361,346	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	343,041
	Residential Asset Securitization Trust
351,284	6.193%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	293,045
92,220	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	63,915
	Residential Funding Mortgage Security I Trust
339,174	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	319,536
	Sequoia Mortgage Trust
481,341	3.805%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	390,372
	Starwood Mortgage Residential Trust
1,179,270	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,g]	1,198,448
	Structured Adjustable Rate Mortgage Loan Trust
253,552	4.164%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	235,775
	Structured Asset Mortgage Investments, Inc.
630,632	2.787%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	612,153
	Toorak Mortgage Corporation
2,100,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[g,h]	2,108,068
	Toorak Mortgage Corporation, Ltd.
1,750,000	4.375%, 8/25/2021, Ser. 2018-1, Class A1[g,h]	1,751,611
	Vericrest Opportunity Loan Trust
597,697	3.967%, 3/25/2049, Ser. 2019-NPL3, Class A1[g,h]	598,389
	Vericrest Opportunity Loan Trust LXV, LLC
927,225	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[g,h]	925,740
	Wachovia Asset Securitization, Inc.
792,233	2.617%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,g,k	733,494
	WaMu Mortgage Pass Through Certificates
377,554	3.775%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	354,191
384,563	3.465%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	353,160
106,532	3.899%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	101,511
847,853	3.325%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	798,413
406,135	3.185%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	385,357
	Wells Fargo Home Equity Trust
457,518	2.977%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	449,055
	Wells Fargo Mortgage Backed Securities Trust
608,465	5.500%, 1/25/2036, Ser. 2005-18, Class 1A1	606,136
425,620	4.955%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	435,802
77,851	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	77,144
69,346	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	69,325

	Total	47,455,162

Commercial Mortgage-Backed Securities (0.2%)
	Wells Fargo Commercial Mortgage Trust
1,155,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	1,170,925

	Total	1,170,925

Communications Services (2.6%)
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	865,687
	American Tower Corporation
170,000	2.800%, 6/1/2020	170,010
	AT&T, Inc.
496,000	4.450%, 4/1/2024	524,384
	British Sky Broadcasting Group plc
116,000	2.625%, 9/16/2019[g]	115,880
	CCO Holdings, LLC
500,000	5.500%, 5/1/2026[g]	516,000
	CCOH Safari, LLC
860,000	5.750%, 2/15/2026[g]	899,775
	Charter Communications Operating, LLC
277,000	3.579%, 7/23/2020	278,977
117,000	4.500%, 2/1/2024	121,955
120,000	4.908%, 7/23/2025	127,293
	Clear Channel Worldwide Holdings, Inc.
835,000	6.500%, 11/15/2022	853,787
	Comcast Corporation
234,000	1.625%, 1/15/2022	227,663
118,000	3.700%, 4/15/2024	122,123
118,000	3.950%, 10/15/2025	123,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Communications Services (2.6%) - continued
	Crown Castle International Corporation
$80,000	3.400%, 2/15/2021	$80,619
125,000	3.150%, 7/15/2023	125,097
	CSC Holdings, LLC
575,000	5.500%, 5/15/2026[g]	590,453
60,000	5.500%, 4/15/2027[g]	61,808
	Discovery Communications, LLC
231,000	2.950%, 3/20/2023	229,485
	Fox Corporation
242,000	4.030%, 1/25/2024[g]	251,593
	Gray Escrow, Inc.
700,000	7.000%, 5/15/2027[g]	755,781
	Level 3 Communications, Inc.
500,000	5.375%, 1/15/2024	506,250
	Level 3 Financing, Inc.
670,000	5.250%, 3/15/2026	680,263
	Moody’s Corporation
117,000	2.750%, 12/15/2021	116,795
	Neptune Finco Corporation
306,000	10.875%, 10/15/2025[g]	351,900
	Netflix, Inc.
690,000	4.875%, 4/15/2028	683,963
	Nexstar Escrow Corporation
550,000	5.625%, 8/1/2024[g]	558,360
	Sirius XM Radio, Inc.
720,000	5.000%, 8/1/2027[g]	725,904
	Sprint Corporation
1,315,000	7.625%, 2/15/2025	1,328,150
	Telefonica Emisiones SAU
250,000	4.570%, 4/27/2023	264,654
	T-Mobile USA, Inc.
1,090,000	4.500%, 2/1/2026	1,094,534
	Verizon Communications, Inc.
287,000	2.946%, 3/15/2022	288,970
252,000	3.784%, (LIBOR 3M + 1.100%), 5/15/2025[b]	254,034
	Viacom, Inc.
178,000	4.250%, 9/1/2023	185,234
245,000	5.875%, 2/28/2057[b]	246,838
	Virgin Media Secured Finance plc
710,000	5.250%, 1/15/2026[g]	722,219
	Vodafone Group plc
365,000	7.000%, 4/4/2079[b]	383,453

	Total	15,433,413

Consumer Cyclical (2.6%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[g]	879,936
	American Honda Finance Corporation
175,000	2.000%, 2/14/2020	174,239
	Brookfield Property REIT, Inc.
360,000	5.750%, 5/15/2026[g]	366,300
	Brookfield Residential Properties, Inc.
570,000	6.125%, 7/1/2022[g]	581,115
	Cinemark USA, Inc.
694,000	4.875%, 6/1/2023	701,176
	D.R. Horton, Inc.
188,000	2.550%, 12/1/2020	187,233
	Daimler Finance North America, LLC
170,000	3.288%, (LIBOR 3M + 0.550%), 5/4/2021[b,g]	170,069
	Delphi Jersey Holdings plc
720,000	5.000%, 10/1/2025[g]	660,600
	Ford Motor Credit Company, LLC
250,000	2.597%, 11/4/2019	249,740
174,000	3.336%, 3/18/2021	173,406
245,000	5.596%, 1/7/2022	256,271
	General Motors Financial Company, Inc.
174,000	2.650%, 4/13/2020	173,585
125,000	3.442%, (LIBOR 3M + 0.850%), 4/9/2021[b]	124,829
174,000	4.375%, 9/25/2021	178,287
118,000	4.200%, 11/6/2021	120,578
116,000	3.150%, 6/30/2022	115,286
	Hanesbrands, Inc.
540,000	4.875%, 5/15/2026[g]	540,675
	Harley-Davidson Financial Services, Inc.
186,000	4.050%, 2/4/2022[g]	189,808
	Home Depot, Inc.
160,000	2.625%, 6/1/2022	160,377
	Hyundai Capital America
116,000	2.550%, 4/3/2020[g]	115,290
116,000	2.750%, 9/18/2020[g]	115,275
	L Brands, Inc.
338,000	6.694%, 1/15/2027	330,395
	Landry’s, Inc.
700,000	6.750%, 10/15/2024[g]	715,750
	Lennar Corporation
175,000	2.950%, 11/29/2020	173,250
66,000	4.125%, 1/15/2022	66,577
58,000	4.875%, 12/15/2023	59,957
870,000	4.500%, 4/30/2024	887,400
	Live Nation Entertainment, Inc.
175,000	5.375%, 6/15/2022[g]	177,625
355,000	4.875%, 11/1/2024[g]	361,989
365,000	5.625%, 3/15/2026[g]	380,513
	Macy’s Retail Holdings, Inc.
50,000	3.875%, 1/15/2022	50,392
86,000	2.875%, 2/15/2023	83,603
	McDonald’s Corporation
248,000	3.350%, 4/1/2023	252,401
	MGM Resorts International
620,000	6.000%, 3/15/2023	661,850
685,000	5.750%, 6/15/2025	724,388
	Navistar International Corporation
655,000	6.625%, 11/1/2025[g]	668,100
	New Red Finance, Inc.
590,000	4.250%, 5/15/2024[g]	581,150
	Prime Security Services Borrower, LLC
209,000	9.250%, 5/15/2023[g]	220,276
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	159,788
	ServiceMaster Company, LLC
710,000	5.125%, 11/15/2024[g]	717,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Consumer Cyclical (2.6%) - continued
	Six Flags Entertainment Corporation
$730,000	4.875%, 7/31/2024[g]	$730,000
	Visa, Inc.
160,000	2.200%, 12/14/2020	159,170
	Volkswagen Group of America Finance, LLC
200,000	4.250%, 11/13/2023[g]	206,771
	Yum! Brands, Inc.
870,000	5.000%, 6/1/2024[g]	889,575

	Total	15,492,095

Consumer Non-Cyclical (2.9%)
	Abbott Laboratories
234,000	2.550%, 3/15/2022	233,057
123,000	3.400%, 11/30/2023	125,832
	AbbVie, Inc.
234,000	2.500%, 5/14/2020	233,236
117,000	2.900%, 11/6/2022	116,607
	Albertson’s Companies, LLC
750,000	6.625%, 6/15/2024	773,437
	Altria Group, Inc.
248,000	4.400%, 2/14/2026	256,475
	Anheuser-Busch Companies, LLC
248,000	3.650%, 2/1/2026[g]	249,081
	Anheuser-Busch InBev Finance, Inc.
105,000	3.300%, 2/1/2023	106,376
	Anheuser-Busch InBev Worldwide, Inc.
178,000	4.150%, 1/23/2025	185,875
	BAT Capital Corporation
117,000	2.764%, 8/15/2022	115,381
178,000	3.222%, 8/15/2024	174,208
	Bayer U.S. Finance II, LLC
225,000	3.500%, 6/25/2021[g]	226,156
	Bayer U.S. Finance, LLC
170,000	2.375%, 10/8/2019[g]	169,446
	Becton, Dickinson and Company
248,000	3.363%, 6/6/2024	248,649
	Boston Scientific Corporation
248,000	3.450%, 3/1/2024	252,464
	Bunge, Ltd. Finance Corporation
160,000	3.500%, 11/24/2020	160,797
	Cardinal Health, Inc.
120,000	1.948%, 6/14/2019	119,879
	Celgene Corporation
178,000	3.625%, 5/15/2024	180,931
	Centene Corporation
710,000	4.750%, 1/15/2025	720,295
	Cigna Corporation
235,000	4.125%, 11/15/2025[g]	242,924
	Conagra Brands, Inc.
118,000	3.800%, 10/22/2021	120,385
118,000	4.300%, 5/1/2024	122,744
	CVS Health Corporation
255,000	3.350%, 3/9/2021	256,838
117,000	2.750%, 12/1/2022	115,378
382,000	3.700%, 3/9/2023	387,173
	Energizer Holdings, Inc.
745,000	6.375%, 7/15/2026[g,l]	768,980
	Express Scripts Holding Company
117,000	4.750%, 11/15/2021	122,118
	Forest Laboratories, LLC
57,000	4.875%, 2/15/2021[g]	58,657
	HCA, Inc.
1,040,000	5.375%, 2/1/2025	1,094,600
	J.M. Smucker Company
123,000	2.200%, 12/6/2019	122,603
	JBS USA, LLC
855,000	5.750%, 6/15/2025[g]	877,444
	Kellogg Company
254,000	3.125%, 5/17/2022	255,165
	Kraft Heinz Foods Company
248,000	5.375%, 2/10/2020	252,537
126,000	4.000%, 6/15/2023	129,558
	Kroger Company
122,000	2.800%, 8/1/2022	121,533
	Maple Escrow Subsidiary, Inc.
252,000	3.551%, 5/25/2021[g]	254,902
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	160,573
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[g]	175,832
	Mylan NV
126,000	3.150%, 6/15/2021	126,001
	Mylan, Inc.
126,000	3.125%, 1/15/2023[g]	123,627
	Pernod Ricard SA
130,000	5.750%, 4/7/2021[g]	136,779
	Perrigo Finance Unlimited Company
257,000	4.375%, 3/15/2026	253,264
	Post Holdings, Inc.
590,000	5.500%, 3/1/2025[g]	604,012
	Reynolds American, Inc.
87,000	3.250%, 6/12/2020	87,325
	Shire Acquisitions Investments Ireland Designated Activity Company
185,000	1.900%, 9/23/2019	184,289
232,000	2.400%, 9/23/2021	229,273
	Simmons Foods, Inc.
635,000	5.750%, 11/1/2024[g]	584,200
	Smithfield Foods, Inc.
175,000	2.700%, 1/31/2020[g]	175,176
	Spectrum Brands, Inc.
540,000	5.750%, 7/15/2025	551,475
	Teleflex, Inc.
650,000	4.625%, 11/15/2027	646,750
	Tenet Healthcare Corporation
720,000	4.625%, 7/15/2024	722,029
	Teva Pharmaceutical Finance Netherlands III BV
165,000	2.200%, 7/21/2021	158,551
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	554,125
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	162,956
	VRX Escrow Corporation
1,400,000	6.125%, 4/15/2025[g]	1,417,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Consumer Non-Cyclical (2.9%) - continued
	Zimmer Biomet Holdings, Inc.
$188,000	3.375%, (LIBOR 3M + 0.750%), 3/19/2021[b]	$187,403
	Zoetis, Inc.
175,000	3.450%, 11/13/2020	176,554

	Total	17,369,415

Energy (3.1%)
	Alliance Resource Operating Partners, LP
545,000	7.500%, 5/1/2025[g]	571,569
	Anadarko Petroleum Corporation
48,000	4.850%, 3/15/2021	49,558
	Antero Resources Corporation
600,000	5.625%, 6/1/2023	606,930
	BP Capital Markets America, Inc.
490,000	2.520%, 9/19/2022	487,263
	BP Capital Markets plc
117,000	2.315%, 2/13/2020	116,638
	Canadian Natural Resources, Ltd.
120,000	2.950%, 1/15/2023	119,074
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[g]	139,944
	Cheniere Corpus Christi Holdings, LLC
625,000	7.000%, 6/30/2024	700,781
	Cheniere Energy Partners, LP
875,000	5.625%, 10/1/2026[g]	903,840
	Chesapeake Energy Corporation
715,000	7.000%, 10/1/2024[l]	706,733
	Continental Resources, Inc.
93,000	5.000%, 9/15/2022	93,772
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023	563,750
	Diamondback Energy, Inc.
787,000	4.750%, 11/1/2024	803,724
	Enbridge, Inc.
120,000	2.900%, 7/15/2022	119,730
459,000	6.250%, 3/1/2078[b]	465,672
	Encana Corporation
215,000	3.900%, 11/15/2021	218,916
	Energy Transfer Operating, LP
126,000	4.200%, 9/15/2023	129,730
143,000	6.625%, 2/15/2028[b,i]	135,850
	Energy Transfer Partners, LP
170,000	4.150%, 10/1/2020	172,557
	EnLink Midstream Partners, LP
720,000	4.850%, 7/15/2026	713,700
	Enterprise Products Operating, LLC
355,000	4.875%, 8/16/2077[b]	339,139
	EOG Resources, Inc.
160,000	2.625%, 3/15/2023	159,031
	EQM Midstream Partners LP
178,000	4.750%, 7/15/2023	181,540
	EQT Corporation
134,000	8.125%, 6/1/2019	134,515
243,000	3.000%, 10/1/2022	238,821
	Hess Corporation
126,000	3.500%, 7/15/2024	124,688
	Kinder Morgan Energy Partners, LP
234,000	3.450%, 2/15/2023	236,437
	Marathon Oil Corporation
118,000	2.700%, 6/1/2020	117,710
	Marathon Petroleum Corporation
160,000	3.400%, 12/15/2020	161,290
	MPLX, LP
175,000	4.500%, 7/15/2023	183,505
	Nabors Industries, Inc.
550,000	5.750%, 2/1/2025	500,500
	ONEOK Partners, LP
120,000	3.800%, 3/15/2020	120,646
	Parsley Energy, LLC
270,000	5.625%, 10/15/2027[g]	276,075
	PBF Holding Company, LLC
475,000	7.250%, 6/15/2025	489,250
	Petroleos Mexicanos
115,000	6.375%, 2/4/2021	119,013
	Plains All American Pipeline, LP
273,000	5.000%, 2/1/2021	281,789
307,000	6.125%, 11/15/2022[b,i]	293,952
	Precision Drilling Corporation
170,000	7.750%, 12/15/2023	176,800
100,000	5.250%, 11/15/2024	94,750
370,000	7.125%, 1/15/2026[g]	371,850
	Sabine Pass Liquefaction, LLC
117,000	6.250%, 3/15/2022	125,944
117,000	5.625%, 4/15/2023	126,236
	Schlumberger Holdings Corporation
160,000	3.000%, 12/21/2020[g]	160,495
	Southwestern Energy Company
635,000	7.500%, 4/1/2026	644,525
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	164,240
	Sunoco, LP
375,000	5.500%, 2/15/2026	381,562
355,000	5.875%, 3/15/2028	363,875
	Tallgrass Energy Partners, LP
950,000	5.500%, 1/15/2028[g]	967,813
	Targa Resources Partners, LP
700,000	5.250%, 5/1/2023	708,750
	Transocean Guardian, Ltd.
652,050	5.875%, 1/15/2024[g]	671,612
	W&T Offshore, Inc.
700,000	9.750%, 11/1/2023[g]	712,250
	Western Gas Partners, LP
120,000	4.000%, 7/1/2022	122,586
	Williams Partners, LP
250,000	4.000%, 11/15/2021	256,492
	WPX Energy, Inc.
480,000	5.750%, 6/1/2026	496,200

	Total	18,323,612

Financials (6.4%)
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	161,140
	AIG Global Funding
242,000	2.150%, 7/2/2020[g]	240,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Financials (6.4%) - continued
	Air Lease Corporation
$235,000	2.500%, 3/1/2021	$233,589
	Aircastle, Ltd.
168,000	5.000%, 4/1/2023	174,705
	Ally Financial, Inc.
540,000	5.750%, 11/20/2025[l]	585,225
	American Express Company
126,000	3.375%, 5/17/2021	127,532
124,000	3.400%, 2/22/2024	126,237
	American Express Credit Corporation
116,000	2.200%, 3/3/2020	115,512
160,000	3.643%, (LIBOR 3M + 1.050%), 9/14/2020[b]	161,768
	Ares Capital Corporation
248,000	3.875%, 1/15/2020	249,151
	Athene Global Funding
187,000	4.000%, 1/25/2022[g]	191,979
	Australia and New Zealand Banking Group, Ltd.
270,000	6.750%, 6/15/2026[b,g,i,l]	292,612
	Avolon Holdings Funding, Ltd.
62,000	5.250%, 5/15/2024[g]	64,810
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,i]	182,250
	Banco Santander SA
400,000	6.375%, 5/19/2019[b,i]	400,520
200,000	3.724%, (LIBOR 3M + 1.120%), 4/12/2023[b]	199,425
	Bank of America Corporation
250,000	2.738%, 1/23/2022[b]	249,192
252,000	3.499%, 5/17/2022[b]	254,824
247,000	3.550%, 3/5/2024[b]	250,932
491,000	3.864%, 7/23/2024[b]	504,621
124,000	3.458%, 3/15/2025[b]	125,250
	Bank of Montreal
182,000	2.100%, 6/15/2020	181,015
	Bank of New York Mellon Corporation
234,000	2.600%, 2/7/2022	233,326
	Bank of Nova Scotia
126,000	3.032%, (LIBOR 3M + 0.440%), 4/20/2021[b]	126,505
174,000	2.700%, 3/7/2022	173,825
	Barclays plc
225,000	4.610%, 2/15/2023[b]	230,581
381,000	7.750%, 9/15/2023[b,i]	393,859
200,000	4.338%, 5/16/2024[b]	203,995
	BB&T Corporation
245,000	2.150%, 2/1/2021	242,955
	BNP Paribas SA
523,000	7.625%, 3/30/2021[b,g,i]	551,111
	Capital One Financial Corporation
116,000	2.500%, 5/12/2020	115,660
354,000	3.050%, 3/9/2022	355,375
	Cboe Global Markets, Inc.
181,000	1.950%, 6/28/2019	180,788
	Central Fidelity Capital Trust I
310,000	3.597%, (LIBOR 3M + 1.000%), 4/15/2027[b]	283,650
	CIT Group, Inc.
655,000	4.750%, 2/16/2024	678,744
	Citigroup, Inc.
234,000	2.450%, 1/10/2020	233,542
234,000	2.650%, 10/26/2020	233,677
363,000	2.350%, 8/2/2021	359,602
116,000	2.750%, 4/25/2022	115,394
125,000	3.272%, (LIBOR 3M + 0.690%), 10/27/2022[b]	125,321
244,000	3.142%, 1/24/2023[b]	244,996
373,000	3.352%, 4/24/2025[b]	374,701
	Citizens Bank NA
250,000	2.200%, 5/26/2020	248,435
	CNA Financial Corporation
185,000	5.750%, 8/15/2021	196,919
	Commonwealth Bank of Australia
232,000	2.250%, 3/10/2020[g]	231,165
	Compass Bank
250,000	3.500%, 6/11/2021	252,637
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
232,000	3.950%, 11/9/2022	236,298
	Credit Agricole SA
116,000	3.375%, 1/10/2022[g]	116,910
213,600	8.125%, 12/23/2025[b,g,i]	243,207
	Credit Suisse Group AG
174,000	7.500%, 7/17/2023[b,g,i]	182,482
508,000	7.500%, 12/11/2023[b,g,i]	544,195
	Credit Suisse Group Funding (Guernsey), Ltd.
234,000	3.125%, 12/10/2020	234,627
350,000	3.800%, 9/15/2022	357,302
	Danske Bank AS
200,000	5.000%, 1/12/2022[g]	205,686
	Deutsche Bank AG
125,000	2.700%, 7/13/2020	123,803
348,000	4.250%, 10/14/2021	348,419
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	98,354
	Digital Realty Trust, LP
185,000	2.750%, 2/1/2023	181,559
	Discover Bank
70,000	8.700%, 11/18/2019	72,117
247,000	3.100%, 6/4/2020	247,664
	Fidelity National Financial, Inc.
184,000	5.500%, 9/1/2022	194,684
	Fifth Third Bancorp
175,000	2.600%, 6/15/2022	173,917
124,000	3.650%, 1/25/2024	127,436
	Five Corners Funding Trust
275,000	4.419%, 11/15/2023[g]	290,163
	GE Capital International Funding Company
487,000	3.373%, 11/15/2025	478,855
	General Electric Capital Corporation
124,000	3.100%, 1/9/2023	123,609
	Goldman Sachs Group, Inc.
232,000	5.375%, 5/10/2020[b,i]	237,399
234,000	5.250%, 7/27/2021	246,000
175,000	3.854%, (LIBOR 3M + 1.170%), 11/15/2021[b]	176,504
234,000	3.000%, 4/26/2022	234,384
187,000	2.876%, 10/31/2022[b]	185,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Financials (6.4%) - continued
$120,000	3.649%, (LIBOR 3M + 1.050%), 6/5/2023[b]	$120,562
248,000	3.625%, 2/20/2024	252,174
	Hartford Financial Services Group, Inc.
116,000	4.809%, (LIBOR 3M + 2.125%), 2/12/2047[b,g]	103,724
	Hilton Worldwide Finance, LLC
710,000	4.625%, 4/1/2025	718,875
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	151,350
	HSBC Holdings plc
348,000	3.400%, 3/8/2021	351,560
234,000	6.875%, 6/1/2021[b,i]	245,408
150,000	6.375%, 9/17/2024[b,i]	153,937
225,000	3.803%, 3/11/2025[b]	229,035
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	201,264
	Icahn Enterprises, LP
235,000	6.750%, 2/1/2024	245,869
325,000	6.375%, 12/15/2025	338,813
	ILFC E-Capital Trust II
1,165,000	4.850%, (H15T30Y + 1.800%), 12/21/2065[b,g]	897,050
	ING Groep NV
265,000	6.000%, 4/16/2020[b,i]	267,014
225,000	4.100%, 10/2/2023	232,099
	International Lease Finance Corporation
234,000	4.625%, 4/15/2021	240,427
234,000	5.875%, 8/15/2022	252,124
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	369,306
235,000	4.875%, 9/15/2027[g]	227,950
	J.P. Morgan Chase & Company
175,000	3.306%, (LIBOR 3M + 0.680%), 6/1/2021[b]	175,755
174,000	2.776%, 4/25/2023[b]	173,180
231,000	3.811%, (LIBOR 3M + 1.230%), 10/24/2023[b]	234,396
238,000	4.023%, 12/5/2024[b]	246,725
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[g]	56,021
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	133,379
135,000	5.040%, (LIBOR 3M + 2.358%), 5/17/2066[b]	116,100
	Lloyds Bank plc
250,000	12.000%, 12/16/2024[b,g,i]	300,875
	Lloyds Banking Group plc
225,000	3.900%, 3/12/2024	229,386
270,000	6.657%, 5/21/2037[b,g,i]	281,813
	Macquarie Bank, Ltd.
307,000	6.125%, 3/8/2027[b,g,i]	292,801
	Marsh & McLennan Companies, Inc.
180,000	3.875%, 3/15/2024	187,053
	Mitsubishi UFJ Financial Group, Inc.
117,000	2.998%, 2/22/2022	117,240
250,000	3.455%, 3/2/2023	253,941
124,000	3.407%, 3/7/2024	125,787
	Morgan Stanley
234,000	2.800%, 6/16/2020	234,201
232,000	5.500%, 7/28/2021	244,917
231,000	3.772%, (LIBOR 3M + 1.180%), 1/20/2022[b]	233,508
116,000	2.750%, 5/19/2022	115,421
150,000	4.875%, 11/1/2022	158,826
250,000	3.125%, 1/23/2023	250,995
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	562,375
	National City Corporation
140,000	6.875%, 5/15/2019	140,211
	Nordea Bank Abp
200,000	6.625%, 3/26/2026[b,g,i]	204,500
	Park Aerospace Holdings, Ltd.
62,000	4.500%, 3/15/2023[g]	62,750
675,000	5.500%, 2/15/2024[g]	710,694
	PNC Bank NA
234,000	2.450%, 11/5/2020	233,186
	Quicken Loans, Inc.
830,000	5.750%, 5/1/2025[g]	842,450
	Realty Income Corporation
174,000	5.750%, 1/15/2021	181,505
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	135,949
126,000	3.800%, 8/14/2023	129,863
	Reinsurance Group of America, Inc.
175,000	4.700%, 9/15/2023	186,127
	Royal Bank of Canada
232,000	2.125%, 3/2/2020	230,985
	Royal Bank of Scotland Group plc
534,000	8.625%, 8/15/2021[b,i]	574,050
685,000	5.125%, 5/28/2024	712,056
230,000	4.269%, 3/22/2025[b]	234,443
289,000	7.648%, 9/30/2031[b,i]	365,834
	Santander Holdings USA, Inc.
178,000	4.450%, 12/3/2021	183,901
	Santander UK Group Holdings plc
253,000	2.875%, 8/5/2021	251,590
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	160,009
225,000	2.500%, 7/15/2021	224,317
	SITE Centers Corporation
62,000	4.625%, 7/15/2022	63,958
	Societe Generale SA
450,000	8.000%, 9/29/2025[b,g,i]	487,688
	Standard Chartered plc
35,000	2.100%, 8/19/2019[g]	34,929
	State Street Capital Trust IV
840,000	3.611%, (LIBOR 3M + 1.000%), 6/15/2047[b]	663,600
	State Street Corporation
160,000	3.583%, (LIBOR 3M + 0.900%), 8/18/2020[b]	161,471
	Sumitomo Mitsui Financial Group, Inc.
232,000	2.934%, 3/9/2021	233,231
116,000	2.784%, 7/12/2022	115,748
	SunTrust Banks, Inc.
125,000	2.900%, 3/3/2021	125,364
	Synchrony Financial
118,000	3.000%, 8/15/2019	118,026

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Financials (6.4%) - continued
$75,000	3.968%, (LIBOR 3M + 1.230%), 2/3/2020[b]	$75,296
110,000	4.250%, 8/15/2024	111,421
	Toronto-Dominion Bank
170,000	2.550%, 1/25/2021	169,819
124,000	3.250%, 3/11/2024	125,777
	UBS Group Funding Jersey, Ltd.
232,000	3.000%, 4/15/2021[g]	232,380
	USB Realty Corporation
747,000	3.744%, (LIBOR 3M + 1.147%), 1/15/2022[b,g,i]	644,407
	Ventas Realty, LP
126,000	3.100%, 1/15/2023	126,291
	Wachovia Capital Trust II
100,000	3.097%, (LIBOR 3M + 0.500%), 1/15/2027[b]	92,250
	Wells Fargo & Company
120,000	2.100%, 7/26/2021	118,194
122,000	2.625%, 7/22/2022	120,976
231,000	3.691%, (LIBOR 3M + 1.110%), 1/24/2023[b]	233,967
200,000	3.813%, (LIBOR 3M + 1.230%), 10/31/2023[b]	203,898
121,000	3.750%, 1/24/2024	124,643
	Welltower, Inc.
174,000	4.950%, 1/15/2021	179,134
	Westpac Banking Corporation
195,000	3.533%, (LIBOR 3M + 0.850%), 8/19/2021[b]	197,171

	Total	37,968,347

Mortgage-Backed Securities (11.3%)
	Federal Home Loan Mortgage Corporation
3,365,364	3.500%, 8/15/2035, Ser. 345, Class C8[j]	499,927
	Federal Home Loan Mortgage Corporation - REMIC
2,998,906	3.000%, 5/15/2027, Ser. 4046, Class GIj	213,958
4,090,347	3.000%, 4/15/2033, Ser. 4203, Class DIj	328,821
	Federal National Mortgage Association
7,727,514	3.000%, 11/25/2027, Ser. 2012-121, Class BIj	606,264
	Federal National Mortgage Association - REMIC
3,320,640	3.000%, 7/25/2027, Ser. 2012-74, Class AIj	242,804
2,364,612	3.000%, 7/25/2027, Ser. 2012-73, Class DIj	193,555
4,446,018	3.000%, 12/25/2027, Ser. 2012-139, Class DIj	333,803
1,632,877	3.000%, 2/25/2028, Ser. 2013-2, Class GIj	126,504
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
7,375,000	3.500%, 5/1/2049[e]	7,442,476
22,837,500	4.000%, 5/1/2049[e]	23,434,996
10,500,000	4.500%, 5/1/2049[e]	10,924,808
10,200,000	5.000%, 5/1/2049[e]	10,749,246
11,450,000	4.500%, 6/1/2049[e]	11,906,086

	Total	67,003,248

Technology (1.4%)
	Apple, Inc.
232,000	2.850%, 5/6/2021	233,459
232,000	3.047%, (LIBOR 3M + 0.350%), 5/11/2022[b]	233,286
240,000	2.400%, 1/13/2023	237,927
	Baidu, Inc.
122,000	3.000%, 6/30/2020	122,023
	Broadcom Corporation
247,000	2.650%, 1/15/2023	240,352
	CommScope Technologies Finance, LLC
690,000	6.000%, 6/15/2025[g]	700,798
	Dell International, LLC/ EMC Corporation
124,000	4.000%, 7/15/2024[g]	125,371
	Diamond 1 Finance Corporation
234,000	5.450%, 6/15/2023[g]	249,669
	Equinix, Inc.
640,000	5.750%, 1/1/2025	664,000
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	90,828
195,000	2.250%, 8/15/2021	192,782
	Harland Clarke Holdings Corporation
610,000	8.375%, 8/15/2022[g]	541,375
	Hewlett Packard Enterprise Company
283,000	3.600%, 10/15/2020	285,662
	Inception Merger Sub, Inc.
550,000	8.625%, 11/15/2024[g,l]	512,875
	Intel Corporation
120,000	1.700%, 5/19/2021	117,871
160,000	3.100%, 7/29/2022	162,623
	Marvell Technology Group, Ltd.
126,000	4.200%, 6/22/2023	128,364
	Microsoft Corporation
234,000	2.400%, 2/6/2022	233,774
	NetApp, Inc.
185,000	2.000%, 9/27/2019	184,400
	Oracle Corporation
170,000	2.500%, 5/15/2022	169,152
	Plantronics, Inc.
560,000	5.500%, 5/31/2023[g]	564,900
	Seagate HDD Cayman
330,000	4.750%, 1/1/2025	322,176
	SS&C Technologies, Inc.
540,000	5.500%, 9/30/2027[g]	553,838
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	64,450
	VMware, Inc.
125,000	2.300%, 8/21/2020	124,144
	Western Digital Corporation
930,000	4.750%, 2/15/2026[l]	897,450

	Total	7,953,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Principal Amount	Long-Term Fixed Income (48.9%)	Value
Transportation (0.5%)
	Air Canada Pass Through Trust
$48,065	3.875%, 3/15/2023[g]	$47,911
	Boeing Company
250,000	3.100%, 5/1/2026	249,297
	Delta Air Lines, Inc.
174,000	2.875%, 3/13/2020	173,855
22,958	4.950%, 11/23/2020	22,984
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	161,714
	Penske Truck Leasing Company, LP
124,000	3.375%, 2/1/2022[g]	124,655
	Ryder System, Inc.
236,000	3.500%, 6/1/2021	238,927
	Union Pacific Corporation
189,000	3.750%, 7/15/2025	196,584
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	160,336
	United Continental Holdings, Inc.
640,000	4.250%, 10/1/2022	645,600
	XPO Logistics, Inc.
375,000	6.500%, 6/15/2022[g]	383,438
230,000	6.125%, 9/1/2023[g]	234,888

	Total	2,640,189

Utilities (1.1%)
	Alabama Power Company
117,000	2.450%, 3/30/2022	116,339
	Ameren Corporation
160,000	2.700%, 11/15/2020	159,501
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	239,562
	Calpine Corporation
315,000	5.375%, 1/15/2023	317,362
350,000	5.875%, 1/15/2024[g]	357,000
	CenterPoint Energy, Inc.
120,000	2.500%, 9/1/2022	117,934
	Consolidated Edison, Inc.
117,000	2.000%, 3/15/2020	116,258
	Dominion Energy, Inc.
232,000	2.579%, 7/1/2020	231,043
	DTE Energy Company
179,000	3.300%, 6/15/2022	180,607
	Duke Energy Corporation
250,000	2.400%, 8/15/2022	246,879
	Edison International
116,000	2.125%, 4/15/2020	114,470
	Emera U.S. Finance, LP
135,000	2.150%, 6/15/2019	134,852
	Eversource Energy
127,000	2.500%, 3/15/2021	126,340
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	139,130
175,000	2.950%, 1/15/2020	175,062
	FirstEnergy Corporation
184,000	2.850%, 7/15/2022	182,715
	Fortis, Inc.
160,000	2.100%, 10/4/2021	157,190
	NextEra Energy Partners, LP
620,000	4.250%, 9/15/2024[g]	622,015
	NiSource, Inc.
177,000	3.650%, 6/15/2023	180,967
550,000	5.650%, 6/15/2023[b,i]	552,046
	Pinnacle West Capital Corporation
120,000	2.250%, 11/30/2020	118,813
	PPL Capital Funding, Inc.
175,000	3.500%, 12/1/2022	177,145
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	143,026
	Sempra Energy
75,000	2.400%, 3/15/2020	74,759
	Southern California Edison Company
55,000	2.400%, 2/1/2022	53,878
	Southern Company
116,000	2.350%, 7/1/2021	114,634
	TerraForm Power Operating, LLC
695,000	5.000%, 1/31/2028[g]	685,444
	TransCanada Trust
547,000	5.875%, 8/15/2076[b]	559,964

	Total	6,394,935

	Total Long-Term Fixed Income (cost $287,614,467)	288,917,116

Shares	Registered Investment Companies (16.0%)	Value
Affiliated (14.5%)
9,062,154	Thrivent Core Emerging Markets Debt Fund	85,727,982

	Total	85,727,982

Unaffiliated (1.5%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	428,490
44,093	BlackRock Resources & Commodities Strategy Trust	354,508
131,500	Invesco Senior Loan ETF	3,020,555
13,700	Invesco Variable Rate Preferred ETF	339,212
10,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,192,200
85,976	MFS Intermediate Income Trust	322,410
95,073	Templeton Global Income Fund	602,762
30,445	Vanguard Short-Term Corporate Bond ETF	2,427,380
115,298	Western Asset High Income Opportunity Fund, Inc.	576,490

	Total	9,264,007

	Total Registered Investment Companies (cost $96,397,273)	94,991,989

Shares	Preferred Stock (1.0%)	Value
Consumer Staples (0.1%)
17,520	CHS, Inc., 7.100%[b,i]	459,900

	Total	459,900

Energy (0.2%)
58,690	Crestwood Equity Partners, LP, 9.250%[i]	551,686
2,800	Energy Transfer Operating, LP, 7.600%[b,i,m]	69,636

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

Shares	Preferred Stock (1.0%)	Value
Energy (0.2%) - continued
23,150	Nustar Logistics, LP, 9.170%[b]	$585,001

	Total	1,206,323

Financials (0.7%)
7,320	Agribank FCB, 6.875%[b,i]	782,325
5,700	CoBank ACB, 6.250%[b,i]	591,375
850	First Tennessee Bank NA, 3.750%[b,g,i]	616,250
14,700	GMAC Capital Trust I, 8.401%[b]	386,610
6,500	Hartford Financial Services Group, Inc., 7.875%[b]	179,725
13,100	Morgan Stanley, 7.125%[b,i]	363,525
7,000	Regions Financial Corporation, 5.700%[b,i,m]	177,800
709	Wells Fargo & Company, Convertible, 7.500%[i]	926,975

	Total	4,024,585

Real Estate (<0.1%)
15,181	Colony Capital, Inc., 8.750%[i]	379,980

	Total	379,980

Utilities (<0.1%)
1,000	NiSource, Inc., 6.500%[b,i]	26,380

	Total	26,380

	Total Preferred Stock (cost $5,970,804)	6,097,168

Shares	Common Stock (0.7%)	Value
Energy (0.4%)
19,099	Contura Energy, Inc.[m]	1,076,229
73,317	Pacific Drilling SAm	1,088,757

	Total	2,164,986

Financials (0.2%)
72,608	Ares Capital Corporation	1,306,944

	Total	1,306,944

Materials (0.1%)
23,820	Verso Corporation[m]	531,662

	Total	531,662

	Total Common Stock (cost $2,851,505)	4,003,592

Shares	Collateral Held for Securities Loaned (0.6%)	Value
3,641,421	Thrivent Cash Management Trust	3,641,421

	Total Collateral Held for Securities Loaned (cost $3,641,421)	3,641,421

Shares or Principal Amount	Short-Term Investments (14.3%)	Value
	Federal Home Loan Bank Discount Notes
700,000	2.385%, 6/19/2019[n,o]	697,704
200,000	2.393%, 7/5/2019[n,o]	199,130
	Thrivent Core Short-Term Reserve Fund
8,346,876	2.690%	83,468,755

	Total Short-Term Investments (cost $84,365,619)	84,365,589

	Total Investments (cost $663,317,284) 112.0%	$662,554,391

	Other Assets and Liabilities, Net (12.0%)	(71,001,293)

	Total Net Assets 100.0%	$591,553,098

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is not being accrued.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2019, the value of these investments was $104,303,533 or 17.6% of total net assets.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2019.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	All or a portion of the security is insured or guaranteed.
l	All or a portion of the security is on loan.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2019

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of April 30, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$3,506,721

Total lending	$3,506,721
Gross amount payable upon return of collateral for securities loaned	$3,641,421

Net amounts due to counterparty	$134,700

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2019	THRIVENT MUTUAL FUNDS

	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2019	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer (principal executive officer)

Date: June 28, 2019	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer (principal financial officer)